                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number:                    811-04550

                               THE MAINSTAY FUNDS
               (Exact name of Registrant as specified in charter)

                      51 Madison Avenue, New York, NY 10010
               (Address of principal executive offices) (Zip code)

                         Marguerite E.H. Morrison, Esq.
                              169 Lackawanna Avenue
                              Parsippany, NJ 07054
                     (Name and address of agent for service)

Registrant's telephone number, including area code:               (973) 394-4437

Date of fiscal year end:           October 31

Date of reporting period:          11/1/05-04/30/06

ITEM 1.   REPORTS TO STOCKHOLDERS.

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    DIVERSIFIED INCOME FUND

                    Message from the President
                    and
                    Semiannual Report
                    Unaudited
                    April 30, 2006

MESSAGE FROM
THE PRESIDENT

Dear Shareholder,

The six months from November 1, 2005, through April 30, 2006, represented a generally positive period for the economy and for investors. Most U.S. stock indexes recorded strong returns for the six-month reporting period. According to Russell data, value stocks outperformed growth stocks among large-capitalization issues, while the reverse was true for mid-cap and small-cap stocks.

Strong demand kept prices for oil, metals, and several other commodities relatively high, which had a positive influence on energy and materials stocks and helped commodity-exporting emerging economies. Not all of the influence was positive, however. In the United States, rising fuel costs had a negative impact on airlines, automakers, and utilities.

According to preliminary estimates from the Bureau of Economic Analysis, real gross domestic product increased at an annual rate of 5.3% in the first quarter of 2006, up from 1.7% in the fourth quarter of 2005. Economic growth, elevated energy prices, and the potential for inflationary pressure moved the Federal Open Market Committee to raise the targeted federal funds rate four times during the reporting period, with a 25-basis-point increase on each occasion. (A basis point is one-hundredth of a percentage point.) At the end of April 2006, the federal funds target rate stood at 4.75%.

Rising interest rates affected different bonds in different ways, and for portions of the reporting period, the yield curve inverted with yields on two-, five-, and 10-year Treasurys exceeding those on 30-year Treasurys. By the end of April, however, the yield curve had regained a positive slope. Rising interest rates took a toll on bond prices, but many bond indexes recorded positive total returns for the six-month reporting period.

The yield differences (or spreads) between high-yield bonds and U.S. Treasurys were relatively narrow during the reporting period, which reduced the compensation investors received for taking on additional risk. Even so, default rates in the high-yield market remained near their historical lows. Convertible bonds were hurt by rising interest rates, but managed to capture a substantial percentage of the stock market's gain.

During the first-quarter of 2006, issuance in the leveraged-loan market was down relative to the same period a year ago, but noteworthy financings by Georgia Pacific and NRG provided abundant liquidity. As the pipeline for upcoming issues became less promising, spreads in the leveraged-loan market tended to contract. New-money issuance and refunding issuance also declined in the municipal bond market, but at the end of April 2006, insured municipal bonds yielded 88% of long Treasurys, making municipals one of the more attractive high-grade bond sectors.

At MainStay, we offer a wide variety of Funds that pursue their respective investment objectives by investing in appropriate segments of the market. Each Fund follows a disciplined investment approach that the portfolio manager seeks to consistently apply across various market environments. The investment objective, strategies, and process used by your Fund(s) are outlined in the prospectus.

It is our pleasure to announce that on May 17, 2006, Institutional Capital Corporation (ICAP), a premier value-equity institutional investment firm based in Chicago, signed a definitive agreement to join New York Life Investment Management. Subject to board and shareholder approval, ICAP's three mutual funds are expected to join the MainStay Fund family on or around August 31, 2006.

We are honored that you have chosen to invest with MainStay Funds. We hope that the breadth of our offerings, the quality of our service, and the performance of our Funds will encourage you to maintain a long-term perspective, regardless of how the markets may shift or your financial needs may evolve.

The semiannual report that follows gives you additional insight into the portfolio management decisions that affected the performance of your MainStay Fund investment during the six months ended April 30, 2006. Please read it carefully to gain broader perspective on the progress of your Fund.

Sincerely,


/s/ CHRISTOPHER O. BLUNT


Christopher O. Blunt
President


                       Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    DIVERSIFIED INCOME FUND

                    The MainStay Funds

                    Semiannual Report

                    Unaudited

                    April 30, 2006

TABLE OF CONTENTS

Semiannual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   9
--------------------------------------------------------------------------------

Portfolio of Investments                                                      10
--------------------------------------------------------------------------------

Financial Statements                                                          26
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 32
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                  39
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        39
--------------------------------------------------------------------------------

Special Meeting of Shareholders                                               39
--------------------------------------------------------------------------------

Trustees and Officers                                                         40

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE      SINCE
TOTAL RETURNS            MONTHS   YEAR    YEARS   INCEPTION
-----------------------------------------------------------
With sales charges       -1.92%   -1.23%  6.53%     5.20%
Excluding sales charges   2.70     3.43   7.52      5.73

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                  MAINSTAY DIVERSIFIED                                       LEHMAN BROTHERS
                                                       INCOME FUND            THREE-INDEX COMPOSITE       AGGREGATE BOND INDEX
                                                  --------------------        ---------------------       --------------------
2/28/97                                                    9550                       10000                       10000
                                                           9539                        9916                       10037
                                                          10549                       10961                       11132
                                                          10958                       11568                       11831
                                                          10777                       11330                       11980
                                                          11082                       11709                       13463
                                                          11809                       12407                       14519
                                                          13064                       14372                       16038
                                                          14468                       15694                       16330
                                                          15395                       17048                       17189
4/30/06                                                   15923                       17273                       17311

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE      SINCE
TOTAL RETURNS            MONTHS   YEAR    YEARS   INCEPTION
-----------------------------------------------------------
With sales charges       -2.55%   -2.26%  6.42%     4.95%
Excluding sales charges   2.44     2.66   6.73      4.95

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                  MAINSTAY DIVERSIFIED                                       LEHMAN BROTHERS
                                                       INCOME FUND            THREE-INDEX COMPOSITE       AGGREGATE BOND INDEX
                                                  --------------------        ---------------------       --------------------
2/28/97                                                   10000                       10000                       10000
                                                           9972                        9916                       10037
                                                          10956                       10961                       11132
                                                          11291                       11568                       11831
                                                          11020                       11330                       11980
                                                          11248                       11709                       13463
                                                          11912                       12407                       14519
                                                          13064                       14372                       16038
                                                          14369                       15694                       16330
                                                          15178                       17048                       17189
4/30/06                                                   15581                       17273                       17311

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX     ONE    FIVE      SINCE
TOTAL RETURNS            MONTHS   YEAR   YEARS   INCEPTION
----------------------------------------------------------
With sales charges        1.45%   1.68%  6.74%     4.95%
Excluding sales charges   2.45    2.66   6.74      4.95

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                  MAINSTAY DIVERSIFIED                                       LEHMAN BROTHERS
                                                       INCOME FUND            THREE-INDEX COMPOSITE       AGGREGATE BOND INDEX
                                                  --------------------        ---------------------       --------------------
2/28/97                                                   10000                       10000                       10000
                                                           9972                        9916                       10037
                                                          10956                       10961                       11132
                                                          11291                       11568                       11831
                                                          11020                       11330                       11980
                                                          11248                       11709                       13463
                                                          11912                       12407                       14519
                                                          13064                       14372                       16038
                                                          14369                       15694                       16330
                                                          15178                       17048                       17189
4/30/06                                                   15582                       17273                       17311

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. From inception (2/28/97) through 8/31/98, performance for Class C shares (first offered 9/1/98), includes the historical performance of Class B shares adjusted to reflect the applicable CDSC for Class C shares. From inception (2/28/97) through 12/31/03, performance for Class I shares (first offered 1/2/04) includes the historical performance of Class A shares adjusted to reflect the applicable fees and expenses for Class I shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     5

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX     ONE    FIVE      SINCE
TOTAL RETURNS            MONTHS   YEAR   YEARS   INCEPTION
----------------------------------------------------------
                          2.91%   3.73%  7.82%     6.01%

[PERFORMANCE GRAPH]

                                                  MAINSTAY DIVERSIFIED                                       LEHMAN BROTHERS
                                                       INCOME FUND            THREE-INDEX COMPOSITE       AGGREGATE BOND INDEX
                                                  --------------------        ---------------------       --------------------
2/28/97                                                   10000                       10000                       10000
                                                           9992                        9916                       10037
                                                          11078                       10961                       11132
                                                          11536                       11568                       11831
                                                          11376                       11330                       11980
                                                          11728                       11709                       13463
                                                          12529                       12407                       14519
                                                          13896                       14372                       16038
                                                          15442                       15694                       16330
                                                          16471                       17048                       17189
4/30/06                                                   17085                       17273                       17311

                                         SIX      ONE     FIVE      SINCE
BENCHMARK PERFORMANCE                   MONTHS   YEAR    YEARS    INCEPTION
---------------------------------------------------------------------------

Three-Index Composite(1)                 2.78%    1.32%   8.09%     6.14%
Lehman Brothers(R) Aggregate Bond
  Index(2)                               0.56     0.71    5.16      6.17
Average Lipper multi-sector income
  fund(3)                                2.91     4.58    7.78      5.74

1. The Fund compares itself to a Three-Index Composite that assumes equal investments in the Lehman Brothers(R) Aggregate Bond Index, the Credit Suisse High Yield Index, and the Citigroup Non-U.S. Dollar World Government Bond Index. All indices are unmanaged. The indices measure the performance of securities in the U.S. government and domestic investment-grade bond sector, the U.S. high-yield bond sector, and the international bond sector, respectively. Results assume that all income and capital gains are reinvested in the index or indices that produce them. The Fund's Three-Index Composite is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index or this composite.
2. The Lehman Brothers(R) Aggregate Bond Index is an unmanaged index that consists of the following other unmanaged Lehman Brothers(R) Indices: the Government Index, Corporate Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers(R) Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $150 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 6   MainStay Diversified Income Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY DIVERSIFIED INCOME FUND

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2005, to April 30, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2005, through April 30, 2006.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six months ended April 30, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            11/1/05           4/30/06           PERIOD(1)           4/30/06            PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,027.20           $ 6.53            $1,018.50            $ 6.51
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,024.65           $10.29            $1,014.75            $10.24
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,024.65           $10.29            $1,014.75            $10.24
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,028.80           $ 5.03            $1,020.00            $ 5.01
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.30% for Class A, 2.05% for Class B and Class C, and 1.00% for Class I) multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).

                                                     www.mainstayfunds.com     7

PORTFOLIO COMPOSITION AS OF APRIL 30, 2006

(PORTFOLIO COMPOSITION PIE CHART)

Corporate Bonds                                                                   26.1
Foreign Government Bonds                                                          24.0
U.S. Government & Federal Agencies                                                20.6
Short-Term Investments (collateral from securities lending                        14.0
  is 5.4%)
Corporate Bonds-Foreign                                                           11.4
Convertible Bonds                                                                  5.8
Mortgage-Backed Securities                                                         2.2
Convertible Preferred Stocks                                                       1.1
Asset-Backed Securities                                                            1.0
Loan Assignments and Participations                                                0.9
Preferred Stocks                                                                   0.6
Yankee Bonds                                                                       0.5
Common Stocks                                                                      0.4
Municipal Bond                                                                     0.1
Purchased Put Option                                                               0.1
Purchased Call Option                                                              0.1
Warrants                                                                          0.0*
Liabilities in Excess of Cash and Other Assets                                    (8.9)

* Less than one tenth of a percent.

See Portfolio of Investments on page 10 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Federal National Mortgage Association (Mortgage
     Pass-Through Securities) TBA, 5.00%, due 6/1/36
 2.  Federal Home Loan Mortgage Corporation (Mortgage
     Pass-Through Securities), 5.50%, due 1/1/36
 3.  Federal National Mortgage Association (Mortgage
     Pass-Through Securities) TBA, 5.50%, due 6/1/21
 4. Federal National Mortgage Association, 5.25%, due 8/1/12
 5.  Republic of Germany, 5.00%, due 7/4/11
 6. Federal National Mortgage Association, 4.00%, due 9/2/08
 7.  Hellenic Republic, 4.50%, due 5/20/14
 8.  Federal Republic of Brazil, 8.25%, due 1/20/34
 9.  United Mexican States, 6.75%, due 9/27/34
10.  Federal Republic of Brazil, 14.50%, due 10/15/09

 8   MainStay Diversified Income Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Joseph Portera and J. Matthew Philo, CFA, of MacKay Shields LLC

HOW DID MAINSTAY DIVERSIFIED INCOME FUND PERFORM RELATIVE TO ITS BENCHMARK AND ITS PEERS DURING THE SIX-MONTH REPORTING PERIOD?

Excluding all sales charges, MainStay Diversified Income Fund returned 2.70% for Class A shares, 2.44% for Class B shares, and 2.45% for Class C shares for the six months ended April 30, 2006. Over the same period, the Fund's Class I shares returned 2.91%. Class I shares outperformed--and Class A, Class B, and Class C shares underperformed--the 2.78% return of the Fund's Three-Index Composite,(1) the Fund's broad-based securities-market index, for the six-month period. Class I shares matched--and Class A, Class B, and Class C shares underperformed--the 2.91% return of the average Lipper(2) multi-sector income fund for the six months ended April 30, 2006.

WHAT MAJOR DECISIONS AFFECTED THE FUND'S PERFORMANCE DURING THE REPORTING
PERIOD?

Duration is largely a residual of our bottom-up security selection process, but we used a short-duration posture in the high-grade portion of the Fund. This gave the Fund's high-grade bonds lower exposure to rising interest rates than the high-grade portion of the benchmark. Toward the end of the reporting period, we brought the duration of the high-grade portion of the Fund closer to neutral.

As interest rates rose, the difference in yield between high-yield bonds and U.S. Treasurys contracted. This was particularly true for the lowest-quality issues and accounted for much of the outperformance of high-yield bonds relative to high-grade securities. In our opinion, however, the most speculative high-yield issues offered insufficient compensation for their inherent risk, so we limited exposure to these issues and adopted a somewhat defensive posture.

WAS THE FUND AFFECTED BY THE RISING PRICE OF OIL?

During the reporting period, the value of airline bonds tended to move inversely with the price of oil. The Fund continued to hold bonds of Delta Air Lines and Northwest Airlines, two companies that are seeking to lower their respective cost structures through the bankruptcy process.

Many emerging-market issuers benefited from higher commodity prices. The Fund held positions in oil-exporting nations Venezuela, Mexico, and Ecuador. The Fund also held positions in state-owned Mexican oil company Pemex and Russian natural-gas producer Gazprom.

WERE THERE SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

During the reporting period, we sold U.S. Treasurys to purchase corporate bonds, which may offer long-term capital-appreciation potential. We also increased the Fund's exposure to bank debt and floating-rate notes to pursue higher yields in a rising interest-rate environment. Mergers and refinancings led many companies to tender or call their bonds, which increased the Fund's cash position.

We increased the Fund's exposure to emerging-market debt. At the same time, we reduced currency hedges to increase the Fund's exposure to local currencies. These decisions helped performance, because the U.S. dollar weakened and emerging-market debt remained relatively strong through most of the reporting period. We also sought to hedge interest-rate risk by purchasing put options on the ten-year U.S. Treasury futures contract.(3)

DID YOU MAKE ANY SIGNIFICANT WEIGHTING CHANGES DURING THE REPORTING PERIOD?

The Fund started the reporting period underweighted in high-yield bonds and overweighted in high-grade debt. During the reporting period, we decreased the Fund's high-grade holdings to a neutral weighting, primarily by selling U.S. Treasurys. The proceeds from the Treasury sales helped increase the Fund's exposure to high-yield bonds and emerging-market debt.


Funds that invest in bonds are subject to interest-rate, credit, and inflation risk and can lose principal when interest rates rise. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains.
1. See footnote on page 6 for more information on the Fund's Three-Index Composite.
2. See footnote on page 6 for more information on Lipper Inc.
3. A put option on a debt security gives the holder the right, but not the obligation, to sell a bond at a set price for a specific period of time.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                     www.mainstayfunds.com     9

PORTFOLIO OF INVESTMENTS APRIL 30, 2006 UNAUDITED

                                                         PRINCIPAL
                                                            AMOUNT          VALUE

LONG-TERM BONDS (92.6%)+
ASSET-BACKED SECURITIES (1.0%)
---------------------------------------------------------------------------------
CONSUMER FINANCE (0.4%)
Harley-Davidson Motorcycle Trust
 Series 2004-1, Class A2
 2.53%, due 11/15/11                                $      430,000   $    414,978
Volkswagen Auto Loan Enhanced Trust
 Series 2003-2, Class A3
 2.27%, due 10/22/07                                        76,358         75,995
                                                                     ------------
                                                                          490,973
                                                                     ------------
CONSUMER LOANS (0.1%)
Atlantic City Electric Transition Funding LLC
 Series 2002-1, Class A4
 5.55%, due 10/20/23                                        75,000         74,122
                                                                     ------------

DIVERSIFIED FINANCIAL SERVICES (0.0%)++
Capital One Master Trust
 Series 2001-5, Class A
 5.30%, due 6/15/09                                         70,000         70,049
                                                                     ------------

ELECTRIC (0.4%)
AES Eastern Energy, L.P.
 Series 1999-A
 9.00%, due 1/2/17                                         335,454        377,844
Public Service New Hampshire Funding LLC
 Pass-Through Certificates
 Series 2002-1, Class A
 4.58%, due 2/1/10                                         104,494        103,892
                                                                     ------------
                                                                          481,736
                                                                     ------------
ENTERTAINMENT (0.1%)
United Artists Theatre Circuit, Inc.
 Series 1995-A
 9.30%, due 7/1/15 (a)(b)                                  107,257        105,112
                                                                     ------------

THRIFTS & MORTGAGE FINANCE (0.0%)++
Vanderbilt Mortgage Finance
 Series 1999-B, Class 1A4
 6.545%, due 4/7/18                                             81             81
                                                                     ------------
Total Asset-Backed Securities
 (Cost $1,176,613)                                                      1,222,073
                                                                     ------------

                                                         PRINCIPAL
                                                            AMOUNT          VALUE
CONVERTIBLE BONDS (5.8%)
---------------------------------------------------------------------------------
BIOTECHNOLOGY (0.3%)
Amgen, Inc.
 (zero coupon), due 3/1/32 (c)                      $      560,000   $    415,100
                                                                     ------------

DISTRIBUTION & WHOLESALE (0.4%)
Costco Wholesale Corp.
 (zero coupon), due 8/19/17 (d)                            410,000        508,912
                                                                     ------------

DIVERSIFIED FINANCIAL SERVICES (0.4%)
American Express Co.
 1.85%, due 12/1/33
 (zero coupon), beginning 12/1/06                          435,000        452,400
                                                                     ------------

HEALTH CARE-SERVICES (0.4%)
Laboratory Corp. of America Holdings
 (zero coupon), due 9/11/21 (c)                            330,000        260,287
Lincare Holdings, Inc.
 3.00%, due 6/15/33 (e)                                     55,000         54,106
 3.00%, due 6/15/33 (d)                                    125,000        122,969
                                                                     ------------
                                                                          437,362
                                                                     ------------
INSURANCE (0.1%)
Conseco, Inc.
 3.50%, due 9/30/35 (d)(e)
 (zero coupon), beginning 9/30/10                           70,000         78,575
                                                                     ------------

INTERNET (0.1%)
At Home Corp.
 4.75%, due 12/15/06 (b)(f)(g)(h)                          504,238             50
Riverstone Networks, Inc.
 3.75%, due 12/1/06 (e)(g)                                 102,000        101,107
                                                                     ------------
                                                                          101,157
                                                                     ------------
LODGING (0.4%)
Hilton Hotels Corp.
 3.375%, due 4/15/23                                       410,000        519,162
                                                                     ------------

MEDIA (0.5%)
Adelphia Communications Corp.
 6.00%, due 2/15/07                                         80,000          1,000
Liberty Media Corp.
 3.50%, due 1/15/31                                        450,000        450,562
UnitedGlobalCom, Inc.
 1.75%, due 4/15/24 (e)                             E       90,000         99,635
                                                                     ------------
                                                                          551,197
                                                                     ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 10   MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                         PRINCIPAL
                                                            AMOUNT          VALUE
CONVERTIBLE BONDS (CONTINUED)
---------------------------------------------------------------------------------
OIL & GAS (0.3%)
Pride International, Inc.
 3.25%, due 5/1/33                                  $      215,000   $    312,825
                                                                     ------------
OIL & GAS SERVICES (1.3%)
Cooper Cameron Corp.
 1.50%, due 5/15/24                                        285,000        436,762
Halliburton Co.
 3.125%, due 7/15/23                                       235,000        496,144
Schlumberger, Ltd.
 1.50%, due 6/1/23                                         280,000        538,650
                                                                     ------------
                                                                        1,471,556
                                                                     ------------
PHARMACEUTICALS (0.8%)
Teva Pharmaceutical Finance B.V.
 0.375%, due 11/15/22                                      185,000        349,419
Teva Pharmaceutical Finance LLC
 Series C
 0.25%, due 2/1/26                                         140,000        140,350
Wyeth
 4.239%, due 1/15/24 (i)                                   430,000        455,628
                                                                     ------------
                                                                          945,397
                                                                     ------------
TELECOMMUNICATIONS (0.8%)
Lucent Technologies, Inc.
 8.00%, due 8/1/31                                          95,000         96,187
NII Holdings, Inc.
 2.75%, due 8/15/25 (e)                                    500,000        676,875
Nortel Networks Corp.
 4.25%, due 9/1/08 (d)                                     240,000        228,600
                                                                     ------------
                                                                        1,001,662
                                                                     ------------
Total Convertible Bonds
 (Cost $6,246,836)                                                      6,795,305
                                                                     ------------

CORPORATE BONDS (26.1%)
---------------------------------------------------------------------------------
ADVERTISING (0.1%)
Vertis, Inc.
 9.75%, due 4/1/09                                          95,000         96,425
                                                                     ------------

AEROSPACE & DEFENSE (0.2%)
Sequa Corp.
 8.875%, due 4/1/08                                        207,000        215,797
                                                                     ------------

                                                         PRINCIPAL
                                                            AMOUNT          VALUE
AGRICULTURE (0.2%)
Cargill, Inc.
 4.375%, due 6/1/13 (e)                             $      100,000   $     92,106
 5.00%, due 11/15/13 (e)                                   135,000        128,607
                                                                     ------------
                                                                          220,713
                                                                     ------------
AIRLINES (0.5%)
Delta Air Lines, Inc.
 8.30%, due 12/15/29 (g)                                   671,000        172,782
 9.75%, due 5/15/21 (g)                                      5,000          1,237
 10.00%, due 8/15/08 (g)                                    35,000          8,662
 10.375%, due 12/15/22 (g)                                  10,000          2,500
Northwest Airlines, Inc.
 7.875%, due 3/15/08 (g)                                    15,000          6,412
 8.70%, due 3/15/07 (g)                                      5,000          2,150
 8.97%, due 7/2/16 (g)                                      19,029          8,658
 9.875%, due 3/15/07 (g)                                   175,000         76,562
 10.00%, due 2/1/09 (g)                                    279,000        117,180
Southwest Airlines Co.
 5.125%, due 3/1/17                                        235,000        213,623
                                                                     ------------
                                                                          609,766
                                                                     ------------
AUTO MANUFACTURERS (0.3%)
DaimlerChrysler N.A. Holding Corp.
 6.50%, due 11/15/13                                       285,000        289,492
                                                                     ------------

AUTO PARTS & EQUIPMENT (0.6%)
Collins & Aikman Products Co.
 10.75%, due 12/31/11 (g)                                   50,000         17,000
 12.875%, due 8/15/12 (e)(g)                               350,000         22,750
Goodyear Tire & Rubber Co. (The)
 11.25%, due 3/1/11                                        360,000        403,200
Johnson Controls, Inc.
 5.50%, due 1/15/16                                        250,000        239,291
                                                                     ------------
                                                                          682,241
                                                                     ------------
BANKS (0.4%)
Fremont General Corp.
 Series B
 7.875%, due 3/17/09                                       255,000        255,000
USB Capital IX
 6.189%, due 4/15/11 (i)                                   135,000        133,401
Wachovia Corp.
 5.50%, due 8/1/35                                         110,000         96,578
                                                                     ------------
                                                                          484,979
                                                                     ------------
BUILDING MATERIALS (0.5%)
Compression Polymers Corp.
 10.50%, due 7/1/13 (e)                                    100,000        102,500
Dayton Superior Corp.
 10.75%, due 9/15/08                                       145,000        150,437

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    11

                                                         PRINCIPAL
                                                            AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
BUILDING MATERIALS (CONTINUED)
Goodman Global Holdings Co., Inc.
 7.491%, due 6/15/12 (i)                            $       40,000   $     40,800
Interline Brands, Inc.
 11.50%, due 5/15/11                                       121,000        134,310
MMI Products, Inc.
 Series B
 11.25%, due 4/15/07                                        70,000         70,175
Panolam Industries International, Inc.
 10.75%, due 10/1/13 (d)(e)                                 75,000         73,500
                                                                     ------------
                                                                          571,722
                                                                     ------------
CHEMICALS (0.9%)
Equistar Chemicals, L.P.
 10.625%, due 5/1/11                                       275,000        299,750
IMC Global, Inc.
 10.875%, due 8/1/13                                         5,000          5,675
Lyondell Chemical Co.
 10.50%, due 6/1/13                                        215,000        240,531
Millennium America, Inc.
 7.625%, due 11/15/26                                      149,000        126,650
Terra Capital, Inc.
 12.875%, due 10/15/08                                     372,000        429,195
                                                                     ------------
                                                                        1,101,801
                                                                     ------------
COMMERCIAL SERVICES (0.4%)
Cardtronics, Inc.
 9.25%, due 8/15/13 (e)                                     70,000         69,475
Great Lakes Dredge & Dock Corp.
 7.75%, due 12/15/13                                       100,000         94,250
Language Line, Inc.
 11.125%, due 6/15/12                                      125,000        118,750
Phoenix Color Corp.
 11.00%, due 2/1/09                                        113,000        104,101
Protection One Alarm Monitoring, Inc.
 Series B
 8.125%, due 1/15/09                                        65,000         61,750
Williams Scotsman, Inc.
 8.50%, due 10/1/15                                          5,000          5,137
                                                                     ------------
                                                                          453,463
                                                                     ------------

                                                         PRINCIPAL
                                                            AMOUNT          VALUE
COMPUTERS (0.5%)
SunGard Data Systems, Inc.
 3.75%, due 1/15/09                                 $      145,000   $    134,125
 4.875%, due 1/15/14                                        40,000         35,250
 9.125%, due 8/15/13 (e)                                   130,000        138,775
 9.431%, due 8/15/13 (e)(i)                                 50,000         53,000
 10.25%, due 8/15/15 (e)                                   210,000        225,750
                                                                     ------------
                                                                          586,900
                                                                     ------------
DISTRIBUTION & WHOLESALE (0.1%)
Intcomex, Inc.
 11.75%, due 1/15/11 (e)                                    60,000         60,600
                                                                     ------------

DIVERSIFIED FINANCIAL SERVICES (4.6%)
American Real Estate Partners, L.P./American Real
 Estate Finance Corp.
 8.125%, due 6/1/12                                        270,000        278,775
Bear Stearns Cos., Inc. (The)
 2.875%, due 7/2/08                                        230,000        218,397
Chukchansi Economic Development Authority
 8.00%, due 11/15/13 (e)                                    45,000         46,350
Dollar Financial Group, Inc.
 9.75%, due 11/15/11                                        80,000         84,200
Galaxy Entertainment Finance Co., Ltd.
 9.875%, due 12/15/12 (d)(e)                               425,000        439,875
General Motors Acceptance Corp.
 5.125%, due 5/9/08                                        500,000        472,049
 5.625%, due 5/15/09                                        90,000         84,304
 6.75%, due 12/1/14 (d)                                    210,000        191,399
 6.875%, due 9/15/11                                       210,000        196,728
 8.00%, due 11/1/31                                        400,000        379,285
HSBC Finance Corp.
 4.75%, due 4/15/10                                        200,000        194,324
 7.25%, due 5/15/06                                        400,000        400,256
LaBranche & Co., Inc.
 9.50%, due 5/15/09                                        100,000        107,000
 11.00%, due 5/15/12                                       160,000        177,600
OMX Timber Finance Investments LLC
 Series 1
 5.42%, due 1/29/20 (e)                                    100,000         93,779
Rainbow National Services LLC
 8.75%, due 9/1/12 (e)                                      90,000         96,075
 10.375%, due 9/1/14 (e)                                   260,000        291,850
Residential Capital Corp.
 6.375%, due 6/30/10                                     1,170,000      1,165,036

 12   MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                         PRINCIPAL
                                                            AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
Telcordia Technologies, Inc.
 10.00%, due 3/15/13 (e)                            $      100,000   $     91,500
Ucar Finance, Inc.
 10.25%, due 2/15/12                                       205,000        218,325
Vanguard Health
 Holding Co. II LLC
 9.00%, due 10/1/14                                        175,000        180,688
                                                                     ------------
                                                                        5,407,795
                                                                     ------------
ELECTRIC (1.2%)
AES Corp. (The)
 9.00%, due 5/15/15 (e)                                    400,000        436,000
Calpine Corp.
 8.50%, due 7/15/10 (e)(g)                                 361,000        330,315
 9.875%, due 12/1/11 (e)(g)                                 29,000         26,390
Kiowa Power Partners LLC
 Series B
 5.737%, due 3/30/21 (e)                                   115,000        109,244
NiSource Finance Corp.
 5.45%, due 9/15/20                                        105,000         95,442
NRG Energy, Inc.
 7.25%, due 2/1/14                                          70,000         70,350
 7.375%, due 2/1/16                                        135,000        136,181
PSE&G Energy Holdings LLC
 8.625%, due 2/15/08                                        50,000         51,875
Tenaska Virginia Partners, L.P.
 6.119%, due 3/30/24 (e)                                   105,919        104,084
                                                                     ------------
                                                                        1,359,881
                                                                     ------------
ELECTRICAL COMPONENTS & EQUIPMENT (0.1%)
Emerson Electric Co.
 6.00%, due 8/15/32                                         50,000         49,215
Spectrum Brands, Inc.
 8.50%, due 10/1/13 (d)                                     50,000         44,125
                                                                     ------------
                                                                           93,340
                                                                     ------------
ENTERTAINMENT (0.1%)
President Casinos, Inc.
 12.00%, due 9/15/06 (a)(b)(e)(g)                           32,000         17,600
 13.00%, due 9/15/06 (a)(b)(g)                              72,000         39,600
Warner Music Group
 7.375%, due 4/15/14                                        95,000         93,575
                                                                     ------------
                                                                          150,775
                                                                     ------------
ENVIRONMENTAL CONTROL (0.2%)
Geo Sub Corp.
 11.00%, due 5/15/12                                       235,000        236,175
                                                                     ------------

                                                         PRINCIPAL
                                                            AMOUNT          VALUE
FOOD (0.5%)
Chiquita Brands International, Inc.
 7.50%, due 11/1/14                                 $       50,000   $     43,250
 8.875%, due 12/1/15 (d)                                    60,000         55,200
Doane Pet Care Co.
 10.625%, due 11/15/15                                      35,000         42,700
Kroger Co. (The)
 6.75%, due 4/15/12                                         70,000         72,629
Pinnacle Foods Holding Corp.
 8.25%, due 12/1/13                                        125,000        125,313
Swift & Co.
 10.125%, due 10/1/09 (d)                                  110,000        113,850
 12.50%, due 1/1/10 (d)                                    115,000        115,000
                                                                     ------------
                                                                          567,942
                                                                     ------------
FOREST PRODUCTS & PAPER (0.3%)
Bowater, Inc.
 9.375%, due 12/15/21                                       35,000         35,875
 9.50%, due 10/15/12                                         5,000          5,275
Georgia-Pacific Corp.
 7.75%, due 11/15/29                                        40,000         39,000
 8.00%, due 1/15/24                                         70,000         69,825
 8.875%, due 5/15/31                                       160,000        167,600
Pope & Talbot, Inc.
 8.375%, due 6/1/13                                         43,000         38,593
                                                                     ------------
                                                                          356,168
                                                                     ------------
HAND & MACHINE TOOLS (0.1%)
Thermadyne Holdings Corp.
 9.25%, due 2/1/14                                         100,000         91,500
                                                                     ------------

HEALTH CARE-SERVICES (0.7%)
Ameripath, Inc.
 10.50%, due 4/1/13                                        190,000        201,875
HCA, Inc.
 6.50%, due 2/15/16                                         55,000         52,884
Highmark, Inc.
 6.80%, due 8/15/13 (e)                                    245,000        252,917
Quest Diagnostics, Inc.
 5.45%, due 11/1/15                                         75,000         71,890
 6.75%, due 7/12/06                                        220,000        220,515
Skilled Healthcare Group, Inc.
 11.00%, due 1/15/14 (e)                                    40,000         42,000
                                                                     ------------
                                                                          842,081
                                                                     ------------
HOME BUILDERS (0.7%)
D.R. Horton, Inc.
 6.875%, due 5/1/13                                        125,000        127,315
 7.875%, due 8/15/11                                       115,000        123,304
K Hovnanian Enterprises, Inc.
 6.25%, due 1/15/16                                        585,000        532,564
                                                                     ------------
                                                                          783,183
                                                                     ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13

                                                         PRINCIPAL
                                                            AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS & WARES (0.2%)
ACCO Brands Corp.
 7.625%, due 8/15/15                                $      100,000   $     95,000
Spectrum Brands, Inc.
 7.375%, due 2/1/15                                        150,000        126,000
                                                                     ------------
                                                                          221,000
                                                                     ------------
INSURANCE (0.6%)
Allstate Corp. (The)
 5.95%, due 4/1/36                                          95,000         89,232
Crum & Forster Holdings Corp.
 10.375%, due 6/15/13                                      225,000        234,000
First Mercury Financial Corp.
 12.749%, due 8/15/12 (a)(e)(i)                             80,000         81,200
Fund American Cos., Inc.
 5.875%, due 5/15/13                                       280,000        273,182
Lumbermens Mutual Casualty
 8.45%, due 12/1/97 (e)(g)                                  35,000             35
 9.15%, due 7/1/26 (e)(g)                                  535,000            535
                                                                     ------------
                                                                          678,184
                                                                     ------------
INTERNET (0.0%)++
Globix Corp.
 11.00%, due 5/1/08 (a)(e)(j)                               48,788         45,373
                                                                     ------------

IRON & STEEL (0.3%)
Allegheny Ludlum Corp.
 6.95%, due 12/15/25                                        20,000         20,500
Allegheny Technologies, Inc.
 8.375%, due 12/15/11                                      185,000        198,413
United States Steel LLC
 10.75%, due 8/1/08                                        150,000        163,875
                                                                     ------------
                                                                          382,788
                                                                     ------------
LODGING (0.2%)
Park Place Entertainment Corp.
 8.875%, due 9/15/08                                        35,000         37,100
 9.375%, due 2/15/07                                        45,000         46,181
Starwood Hotels & Resorts Worldwide, Inc.
 7.375%, due 11/15/15                                      172,000        182,320
                                                                     ------------
                                                                          265,601
                                                                     ------------
MEDIA (1.9%)
American Media Operations, Inc.
 Series B
 10.25%, due 5/1/09                                         15,000         14,100
Comcast Cable Communications
 Holdings, Inc.
   9.455%, due 11/15/22                                    200,000        249,122

                                                         PRINCIPAL
                                                            AMOUNT          VALUE
MEDIA (CONTINUED)
Houghton Mifflin Co.
 7.20%, due 3/15/11                                 $      470,000   $    482,925
MediaNews Group, Inc.
 6.875%, due 10/1/13                                        65,000         59,475
Morris Publishing Group LLC
 7.00%, due 8/1/13                                         220,000        207,350
Paxson Communications Corp.
 8.318%, due 1/15/12 (e)(i)                                165,000        169,125
 11.318%, due 1/15/13 (e)(i)                               135,000        136,350
Reed Elsevier Capital, Inc.
 4.625%, due 6/15/12                                       120,000        111,707
Time Warner Entertainment Co., L.P.
 10.15%, due 5/1/12                                        415,000        491,952
Viacom, Inc.
 5.75%, due 4/30/11 (e)                                    145,000        143,993
Ziff Davis Media, Inc.
 10.68%, due 5/1/12 (i)                                    135,000        122,175
 Series B
 13.00%, due 8/12/09 (j)                                   187,004         80,412
                                                                     ------------
                                                                        2,268,686
                                                                     ------------
METAL FABRICATE & HARDWARE (0.2%)
Metals USA, Inc.
 11.125%, due 12/1/15 (e)                                   75,000         82,125
Mueller Group, Inc.
 10.00%, due 5/1/12                                        140,000        153,300
                                                                     ------------
                                                                          235,425
                                                                     ------------
MINING (0.3%)
Southern Copper Corp.
 7.50%, due 7/27/35                                        300,000        291,000
                                                                     ------------

MISCELLANEOUS--MANUFACTURING (0.3%)
Mark IV Industries, Inc.
 7.50%, due 9/1/07                                         414,000        385,020
                                                                     ------------

OFFICE & BUSINESS EQUIPMENT (0.1%)
Xerox Corp.
 6.40%, due 3/15/16                                        150,000        146,063
                                                                     ------------

OIL & GAS (1.8%)
Belden & Blake Corp.
 8.75%, due 7/15/12                                         40,000         41,100
Chaparral Energy, Inc.
 8.50%, due 12/1/15 (e)                                     65,000         66,950
Chesapeake Energy Corp.
 6.50%, due 8/15/17 (e)                                     70,000         66,850
 6.875%, due 11/15/20 (e)                                   25,000         24,563

 14   MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                         PRINCIPAL
                                                            AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
OIL & GAS (CONTINUED)
Enterprise Products Operating, L.P.
 Series B
 6.65%, due 10/15/34                                $      130,000   $    126,282
Forest Oil Corp.
 8.00%, due 6/15/08                                        210,000        216,563
Hilcorp Energy I, L.P./Hilcorp Finance Co.
 10.50%, due 9/1/10 (e)                                      7,000          7,630
Mariner Energy, Inc.
 7.50%, due 4/15/13 (e)                                     90,000         89,100
Mission Resources Corp.
 9.875%, due 4/1/11                                        190,000        201,400
Newfield Exploration Co.
 7.625%, due 3/1/11                                         15,000         15,600
 8.375%, due 8/15/12                                        15,000         16,088
Parker Drilling Co.
 9.625%, due 10/1/13                                        80,000         88,400
Pemex Project Funding Master Trust
 7.875%, due 2/1/09                                        500,000        524,250
Plains Exploration & Production Co.
 8.75%, due 7/1/12                                         100,000        105,750
Pogo Producing Co.
 6.875%, due 10/1/17                                        65,000         63,213
Venoco, Inc.
 8.75%, due 12/15/11                                        80,000         79,000
Vintage Petroleum, Inc.
 8.25%, due 5/1/12                                         220,000        234,178
Whiting Petroleum Corp.
 7.00%, due 2/1/14                                         150,000        148,500
                                                                     ------------
                                                                        2,115,417
                                                                     ------------
OIL & GAS SERVICES (0.1%)
Lone Star Technologies, Inc.
 9.00%, due 6/1/11                                         125,000        130,625
                                                                     ------------

                                                         PRINCIPAL
                                                            AMOUNT          VALUE
PACKAGING & CONTAINERS (0.7%)
Graphic Packaging International Corp.
 8.50%, due 8/15/11 (d)                             $       15,000   $     15,000
Owens-Brockway Glass Container, Inc.
 8.75%, due 11/15/12                                        10,000         10,675
 8.875%, due 2/15/09                                       145,000        150,800
Owens-Illinois, Inc.
 7.80%, due 5/15/18                                        383,000        373,425
 8.10%, due 5/15/07                                        260,000        262,600
                                                                     ------------
                                                                          812,500
                                                                     ------------
PHARMACEUTICALS (0.5%)
Medco Health Solutions, Inc.
 7.25%, due 8/15/13                                        240,000        255,948
Teva Pharmaceutical Finance LLC
 5.55%, due 2/1/16                                         125,000        119,383
 6.15%, due 2/1/36                                         100,000         92,392
Wyeth
 6.00%, due 2/15/36                                         80,000         75,960
                                                                     ------------
                                                                          543,683
                                                                     ------------
PIPELINES (1.1%)
ANR Pipeline Co.
 8.875%, due 3/15/10                                        55,000         58,383
 9.625%, due 11/1/21                                       155,000        186,244
El Paso Natural Gas Co.
 7.50%, due 11/15/26                                        25,000         25,274
 7.625%, due 8/1/10                                        205,000        212,431
El Paso Production Holding Co.
 7.75%, due 6/1/13                                         485,000        500,156
Kern River Funding Corp.
 4.893%, due 4/30/18 (e)                                   239,800        227,479
Pacific Energy Partners, L.P./ Pacific Energy
 Finance Corp.
 7.125%, due 6/15/14                                        60,000         60,600
                                                                     ------------
                                                                        1,270,567
                                                                     ------------
REAL ESTATE (1.0%)
CB Richard Ellis Services, Inc.
 9.75%, due 5/15/10                                         73,000         78,840
 11.25%, due 6/15/11                                       244,000        261,080
Crescent Real Estate Equities, L.P.
 7.50%, due 9/15/07                                        310,000        313,100
Omega Healthcare Investors, Inc.
 7.00%, due 4/1/14                                         255,000        249,900
Trustreet Properties, Inc.
 7.50%, due 4/1/15                                         250,000        250,625
                                                                     ------------
                                                                        1,153,545
                                                                     ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    15

                                                         PRINCIPAL
                                                            AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
RETAIL (0.7%)
CVS Corp.
 5.789%, due 1/10/26 (e)                            $      103,891   $     98,528
Duane Reade, Inc.
 9.41%, due 12/15/10 (i)                                    45,000         44,775
Harry & David Holdings, Inc.
 9.00%, due 3/1/13                                          55,000         51,288
Star Gas Partners, L.P./Star Gas Finance Co.
 10.25%, due 2/15/13                                       325,000        334,750
Toys "R" Us, Inc.
 7.625%, due 8/1/11                                        180,000        150,300
 8.75%, due 9/1/21                                         195,000        185,250
                                                                     ------------
                                                                          864,891
                                                                     ------------
SEMICONDUCTORS (0.3%)
Amkor Technology, Inc.
 7.125%, due 3/15/11 (d)                                    85,000         80,856
MagnaChip Semiconductor S.A.
 8.00%, due 12/15/14                                       125,000        116,563
 8.16%, due 12/15/11 (i)                                    95,000         95,713
                                                                     ------------
                                                                          293,132
                                                                     ------------
SOFTWARE (0.2%)
Computer Associates International, Inc.
 5.25%, due 12/1/09 (e)                                    120,000        116,357
SS&C Technologies, Inc.
 11.75%, due 12/1/13 (e)                                   110,000        118,250
                                                                     ------------
                                                                          234,607
                                                                     ------------
TELECOMMUNICATIONS (2.2%)
AT&T Corp.
 Series Reg S
 6.00%, due 11/21/06                                E      120,000        153,572
Citizens Communications Co.
 9.25%, due 5/15/11                                 $      295,000        324,131
Dobson Cellular Systems
 8.375%, due 11/1/11                                        40,000         42,400
 9.43%, due 11/1/11 (i)                                     70,000         72,450
 9.875%, due 11/1/12                                        75,000         81,938
Lucent Technologies, Inc.
 6.45%, due 3/15/29                                        125,000        110,938
 7.25%, due 7/15/06                                        172,000        172,430
New Cingular Wireless Services, Inc.
 8.75%, due 3/1/31                                         150,000        188,550
PanAmSat Corp.
 9.00%, due 8/15/14                                         92,000         96,715

                                                         PRINCIPAL
                                                            AMOUNT          VALUE
TELECOMMUNICATIONS (CONTINUED)
Qwest Communications International, Inc.
 7.25%, due 2/15/11                                 $      250,000   $    251,563
 7.50%, due 2/15/14                                         65,000         65,488
 Series B
 7.50%, due 2/15/14                                        200,000        201,500
Qwest Corp.
 5.625%, due 11/15/08                                       15,000         14,775
 7.50%, due 6/15/23                                        195,000        193,538
 8.875%, due 3/15/12                                       100,000        109,500
 8.875%, due 6/1/31                                        180,000        188,100
Triton PCS, Inc.
 8.50%, due 6/1/13                                         175,000        167,125
Verizon Florida, Inc.
 Series F
 6.125%, due 1/15/13                                       155,000        151,955
                                                                     ------------
                                                                        2,586,668
                                                                     ------------
TEXTILES (0.2%)
Mohawk Industries, Inc.
 6.125%, due 1/15/16                                       250,000        245,591
                                                                     ------------
Total Corporate Bonds
 (Cost $30,839,133)                                                    30,433,105
                                                                     ------------

CORPORATE BONDS--FOREIGN (11.4%)
---------------------------------------------------------------------------------
ARGENTINA (0.4%)
Argentine Beverages Financial Trust
 7.375%, due 3/22/12 (e)                                   250,000        250,938
Loma Negra Compania Industrial Argentina S.A.
 7.25%, due 3/15/13 (e)                                    100,000         97,500
Telecom Personal S.A.
 9.25%, due 12/22/10 (e)                                   100,000        102,750
                                                                     ------------
                                                                          451,188
                                                                     ------------
BAHAMAS (0.1%)
Ultrapetrol, Ltd.
 9.00%, due 11/24/14                                       100,000         93,500
                                                                     ------------

BERMUDA (0.6%)
AES China Generating Co., Ltd.
 8.25%, due 6/26/10                                        230,000        230,905
Hopson Development Holdings, Ltd.
 8.125%, due 11/9/12 (e)                                   150,000        155,625
Intelsat Sub Holding Co., Ltd.
 8.25%, due 1/15/13                                        135,000        137,531
 9.614%, due 1/15/12 (i)                                   160,000        162,400
                                                                     ------------
                                                                          686,461
                                                                     ------------

 16   MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                         PRINCIPAL
                                                            AMOUNT          VALUE
CORPORATE BONDS--FOREIGN (CONTINUED)
---------------------------------------------------------------------------------
BRAZIL (0.9%)
Braskem S.A.
 Series Reg S
 9.375%, due 6/1/15                                 $      150,000   $    164,250
Caue Finance, Ltd.
 8.875%, due 8/1/15 (e)                                    200,000        216,750
CIA Brasileira de Bebidas
 10.50%, due 12/15/11                                      365,000        437,088
Cosan S.A. Industria e Comercio
 8.25%, due 5/15/49 (e)                                    100,000         96,500
Gol Finance
 8.75%, due 4/29/49 (e)                                    100,000         97,000
                                                                     ------------
                                                                        1,011,588
                                                                     ------------
CANADA (1.2%)
Ainsworth Lumber Co., Ltd.
 7.25%, due 10/1/12                                         40,000         35,900
 9.068%, due 4/1/13 (e)(i)                                  65,000         65,000
Bowater Canada Finance
 7.95%, due 11/15/11                                        55,000         55,138
CanWest Media, Inc.
 8.00%, due 9/15/12                                        202,611        205,397
Hollinger, Inc.
 11.875%, due 3/1/11 (e)                                    45,000         45,000
 12.875%, due 3/1/11 (e)                                   143,000        148,720
Lindsey Morden Group, Inc.
 Series B
 7.00%, due 6/16/08                                 C$      20,000         16,994
Nova Chemicals Corp.
 7.56%, due 11/15/13 (i)                            $       65,000         65,000
Quebecor Media, Inc.
 7.75%, due 3/15/16 (e)                                     80,000         82,000
Rogers Cable, Inc.
 7.875%, due 5/1/12                                        245,000        259,394
Shaw Communications, Inc.
 7.50%, due 11/20/13                                C$     225,000        216,894
Sun Media Corp.
 7.625%, due 2/15/13                                $      210,000        214,725
                                                                     ------------
                                                                        1,410,162
                                                                     ------------
CAYMAN ISLANDS (0.5%)
Autopistas del Nordeste Cayman, Ltd.
 9.39%, due 1/15/26 (e)                                    100,000        100,250
CSN Islands VIII Corp.
 9.75%, due 12/16/13 (e)                                   200,000        223,500
Vale Overseas, Ltd.
 6.25%, due 1/11/16                                        200,000        196,500
Votorantim Overseas III
 7.875%, due 1/23/14 (e)                                   100,000        106,250
                                                                     ------------
                                                                          626,500
                                                                     ------------

                                                         PRINCIPAL
                                                            AMOUNT          VALUE
CHILE (0.4%)
AES Gener S.A.
 7.50%, due 3/25/14 (d)                             $      250,000   $    255,802
Corporacion Nacional del Cobre-Codelco, Inc.
 5.50%, due 10/15/13 (e)                                    55,000         53,690
Empresa Nacional de Petroleo
 6.75%, due 11/15/12 (e)                                   200,000        208,639
                                                                     ------------
                                                                          518,131
                                                                     ------------
COLOMBIA (0.2%)
Bavaria S.A.
 8.875%, due 11/1/10 (e)                                   215,000        232,200
                                                                     ------------

GERMANY (1.5%)
Aries Vermoegensverwaltungs
 Series Reg S
 9.60%, due 10/25/14                                       250,000        311,100
Citigroup Global Markets (Severstal) Deutschland
 9.25%, due 4/19/14 (e)                                    190,000        205,200
Kreditanstalt fuer Wiederaufbau
 4.75%, due 8/18/06                                 E      724,000        917,426
Kyivstar GSM
 10.375%, due 8/17/09 (e)                                  275,000        297,344
                                                                     ------------
                                                                        1,731,070
                                                                     ------------
JAPAN (0.2%)
Nippon Life Insurance Co.
 4.875%, due 8/9/10 (e)                             $      250,000        241,512
                                                                     ------------

LIBERIA (0.1%)
Royal Caribbean Cruises, Ltd.
 6.875%, due 12/1/13                                        90,000         91,778
                                                                     ------------

LUXEMBOURG (1.0%)
Evraz Group S.A.
 8.25%, due 11/10/15 (e)                                   100,000        100,500
Gazprom International S.A.
 7.201%, due 2/1/20 (e)                                    200,000        208,750
Millicom International Cellular S.A.
 10.00%, due 12/1/13                                       300,000        334,500
Mobile Telesystems Finance S.A.
 9.75%, due 1/30/08 (e)                                    150,000        157,125
Norilsk Nickel Finance Luxemburg S.A.
 7.125%, due 9/30/09                                       200,000        201,760

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    17

                                                         PRINCIPAL
                                                            AMOUNT          VALUE
CORPORATE BONDS--FOREIGN (CONTINUED)
---------------------------------------------------------------------------------
LUXEMBOURG (CONTINUED)
Tengizchevroil Finance Co. S.A.R.L.
 6.124%, due 11/15/14 (e)                           $      100,000   $     98,375
Wimm-Bill-Dann Foods OJSC
 8.50%, due 5/21/08 (e)                                    100,000        101,875
                                                                     ------------
                                                                        1,202,885
                                                                     ------------
MAURITIUS (0.2%)
MEI Euro Finance, Ltd.
 Series Reg S
 8.75%, due 5/22/10                                        200,000        205,608
                                                                     ------------

MEXICO (1.0%)
America Movil S.A. de C.V.
 5.50%, due 3/1/14                                         100,000         94,287
Controladora Mabe S.A. de C.V.
 6.50%, due 12/15/15 (e)                                    50,000         48,067
Grupo Gigante S.A. de C.V.
 8.75%, due 4/13/16 (e)                                    100,000         98,500
Grupo Televisa S.A.
 6.625%, due 3/18/25                                       500,000        480,000
Grupo Transportacion Ferroviaria
 Mexicana S.A. de C.V.
 12.50%, due 6/15/12                                        50,000         55,375
Monterrey Power S.A. de C.V.
 9.625%, due 11/15/09 (e)                                  100,157        110,173
Telefonos de Mexico S.A. de C.V.
 4.50%, due 11/19/08                                       180,000        174,987
 5.50%, due 1/27/15                                        110,000        103,100
                                                                     ------------
                                                                        1,164,489
                                                                     ------------
NETHERLANDS (0.6%)
Coca-Cola HBC Finance B.V.
 5.125%, due 9/17/13                                        50,000         47,934
Excelcomindo Finance Co. B.V.
 7.125%, due 1/18/13 (e)                                   100,000         99,250
Kazkommerts International B.V.
 8.50%, due 4/16/13 (e)                                    400,000        419,500
TuranAlem Finance B.V.
 7.75%, due 4/25/13 (e)                                    100,000         98,625
                                                                     ------------
                                                                          665,309
                                                                     ------------
PANAMA (0.2%)
AES El Salvador Trust
 6.75%, due 2/1/16 (e)                                     200,000        191,469
                                                                     ------------

                                                         PRINCIPAL
                                                            AMOUNT          VALUE
RUSSIA (0.5%)
OAO Gazprom
 9.625%, due 3/1/13 (e)                             $      160,000   $    189,200
Siberian Oil Co.
 Series Reg S
 10.75%, due 1/15/09                                       100,000        111,260
Tyumen Oil Co.
 11.00%, due 11/6/07 (e)                                   250,000        267,188
                                                                     ------------
                                                                          567,648
                                                                     ------------
SINGAPORE (0.1%)
SP PowerAssets, Ltd.
 5.00%, due 10/22/13 (e)                                   175,000        168,359
                                                                     ------------

SUPRANATIONAL (0.3%)
Invista
 9.25%, due 5/1/12 (e)                                     235,000        250,863
Jafra Cosmetics International, Inc./Distribuidora
 Comerical Jafra S.A. de C.V.
 10.75%, due 5/15/11                                       118,000        126,850
                                                                     ------------
                                                                          377,713
                                                                     ------------
SWEDEN (0.2%)
Stena AB
 9.625%, due 12/1/12                                       200,000        215,500
                                                                     ------------

UNITED KINGDOM (1.2%)
BSKYB Finance UK PLC
 5.625%, due 10/15/15 (e)                                  190,000        181,757
 6.50%, due 10/15/35 (e)                                    95,000         89,497
Independent News & Media Finance, Ltd.
 5.75%, due 5/17/09                                 E      300,000        388,434
Inmarsat Finance PLC
 (zero coupon), due 11/15/12
 10.375, beginning 11/15/08                         $      250,000        215,000
Navigator Gas Transport PLC
 10.50%, due 6/30/07 (a)(e)(g)                             362,000        410,870
Vodafone Group PLC
 5.75%, due 3/15/16                                        135,000        131,242
                                                                     ------------
                                                                        1,416,800
                                                                     ------------
Total Corporate Bonds--Foreign
 (Cost $12,545,642)                                                    13,269,870
                                                                     ------------

 18   MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                         PRINCIPAL
                                                            AMOUNT          VALUE
FOREIGN GOVERNMENT BONDS (24.0%)
---------------------------------------------------------------------------------
ARGENTINA (0.5%)
Republic of Argentina
 (zero coupon), due 12/15/35 (i)                    ARS  1,424,332   $     42,047
 5.83%, due 12/31/33 (i)                                   509,856        215,565
 8.28%, due 12/31/33                                $      272,257        270,895
                                                                     ------------
                                                                          528,507
                                                                     ------------
AUSTRALIA (0.4%)
Commonwealth of Australia
 7.50%, due 9/15/09                                 A$     570,000        457,095
                                                                     ------------
AUSTRIA (0.7%)
Republic of Austria
 4.65%, due 1/15/18                                 E      643,000        855,600
                                                                     ------------

BELGIUM (0.5%)
Kingdom of Belgium
 5.00%, due 9/28/11                                        400,000        534,900
                                                                     ------------
BRAZIL (2.5%)
Federal Republic of Brazil
 4.75%, due 4/10/07                                 Y   25,000,000        225,464
V    8.25%, due 1/20/34                             $    1,321,000      1,436,588
V    14.50%, due 10/15/09 (d)                            1,000,000      1,283,000
                                                                     ------------
                                                                        2,945,052
                                                                     ------------
CANADA (1.2%)
Canada Government
 5.25%, due 6/1/12                                  C$     344,000        321,444
 5.75%, due 6/1/33                                         400,000        425,026
Canada Housing Trust No 1
 3.70%, due 9/15/08 (e)                                    575,000        507,659
Province of Quebec
 5.00%, due 7/17/09                                 $       80,000         79,357
                                                                     ------------
                                                                        1,333,486
                                                                     ------------
COLOMBIA (0.4%)
Republic of Colombia
 8.125%, due 5/21/24                                       300,000        333,750
 12.00%, due 10/22/15                               CP 325,000,000        162,579
                                                                     ------------
                                                                          496,329
                                                                     ------------
DOMINICAN REPUBLIC (0.1%)
Dominican Republic
 Series Reg S
 9.04%, due 1/23/18                                 $      106,882        117,303
                                                                     ------------

                                                         PRINCIPAL
                                                            AMOUNT          VALUE
ECUADOR (0.5%)
Republic of Ecuador
 Series Reg S
 9.00%, due 8/15/30
 10.00%, beginning 8/1/06                           $      495,000   $    511,088
                                                                     ------------

EGYPT (0.1%)
Republic of Egypt
 (zero coupon), due 3/6/07                          EGP    650,000        105,271
                                                                     ------------

EL SALVADOR (0.2%)
Republic of El Salvador
 7.75%, due 1/24/23 (e)                             $      250,000        271,250
                                                                     ------------

GERMANY (3.2%)
Republic of Germany
 3.75%, due 1/4/09                                  E    1,010,000      1,281,729
V    5.00%, due 7/4/11                                   1,405,000      1,874,634
 6.25%, due 1/4/30                                         350,000        575,041
                                                                     ------------
                                                                        3,731,404
                                                                     ------------
GREECE (1.9%)
Hellenic Republic
V    4.50%, due 5/20/14                                  1,200,000      1,552,154
 5.90%, due 10/22/22                                       406,000        598,484
                                                                     ------------
                                                                        2,150,638
                                                                     ------------
INDONESIA (0.3%)
Republic of Indonesia
 6.875%, due 3/9/17 (e)                             $      200,000        198,000
 7.25%, due 4/20/15 (e)                                    180,000        184,950
                                                                     ------------
                                                                          382,950
                                                                     ------------
ITALY (1.2%)
Republic of Italy
 5.50%, due 11/1/10                                 E      600,000        808,969
 6.50%, due 11/1/27                                        372,000        597,367
                                                                     ------------
                                                                        1,406,336
                                                                     ------------
LEBANON (0.2%)
Republic of Lebanon
 Series Reg S
 11.625%, due 5/11/16                               $      150,000        188,063
                                                                     ------------
MEXICO (1.2%)
United Mexican States
V    6.75%, due 9/27/34 (d)                              1,300,000      1,320,800
 8.125%, due 12/30/19                                       90,000        103,950
                                                                     ------------
                                                                        1,424,750
                                                                     ------------
NETHERLANDS (0.7%)
Kingdom of the Netherlands
 3.75%, due 7/15/09                                 E      634,000        804,206
                                                                     ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    19

                                                         PRINCIPAL
                                                            AMOUNT          VALUE
FOREIGN GOVERNMENT BONDS (CONTINUED)
---------------------------------------------------------------------------------
NORWAY (0.7%)
Kingdom of Norway
 6.50%, due 5/15/13                                 NK   4,500,000   $    839,752
                                                                     ------------
PANAMA (0.4%)
Republic of Panama
 6.70%, due 1/26/36                                 $       90,000         88,200
 8.875%, due 9/30/27                                       325,000        387,563
                                                                     ------------
                                                                          475,763
                                                                     ------------
PERU (0.1%)
Republic of Peru
 8.75%, due 11/21/33                                       100,000        112,500
                                                                     ------------
PHILIPPINES (0.6%)
Republic of Philippines
 7.75%, due 1/14/31                                        200,000        201,500
 9.50%, due 2/2/30                                         250,000        295,938
 9.875%, due 1/15/19                                       200,000        240,500
                                                                     ------------
                                                                          737,938
                                                                     ------------
POLAND (0.7%)
Republic of Poland
 6.00%, due 5/24/09                                 PZ   2,500,000        845,845
                                                                     ------------

RUSSIA (0.8%)
Russian Federation
 Series Reg S
 5.00%, due 3/31/30
 7.50%, beginning 3/31/07                           $      892,000        966,482
                                                                     ------------

SOUTH AFRICA (0.1%)
Republic of South Africa
 7.00%, due 4/10/08                                 E      100,000        133,301
                                                                     ------------
TURKEY (0.8%)
Republic of Turkey
 7.375%, due 2/5/25                                 $      470,000        480,575
 15.00%, due 2/10/10                                TRY    600,000        495,539
                                                                     ------------
                                                                          976,114
                                                                     ------------
UKRAINE (0.2%)
Ukraine Government
 6.875%, due 3/4/11 (e)                             $      175,000        175,656
                                                                     ------------

UNITED KINGDOM (3.2%)
United Kingdom Treasury Bond
 4.00%, due 3/7/09                                  L       97,000        173,773
 4.25%, due 6/7/32                                         300,000        540,500
 5.00%, due 3/7/12                                         615,000      1,140,773

                                                         PRINCIPAL
                                                            AMOUNT          VALUE
UNITED KINGDOM (CONTINUED)
 6.00%, due 12/7/28                                 $      285,000   $    639,251
 6.25%, due 11/25/10                                       465,000        903,365
 8.00%, due 6/7/21                                         140,000        349,143
                                                                     ------------
                                                                        3,746,805
                                                                     ------------
URUGUAY (0.2%)
Republic of Uruguay
 7.50%, due 3/15/15                                        175,000        180,250
                                                                     ------------
VENEZUELA (0.4%)
Republic of Venezuela
 Series Reg S
 6.09%, due 4/20/11 (i)                                    200,000        202,200
 13.625%, due 8/15/18                                      181,000        275,754
                                                                     ------------
                                                                          477,954
                                                                     ------------
Total Foreign Government Bonds
 (Cost $25,912,395)                                                    27,912,588
                                                                     ------------

LOAN ASSIGNMENTS & PARTICIPATIONS (0.9%)(k)
---------------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT (0.2%)
Goodyear Tire & Rubber Co. (The)
 7.954%, due 4/30/10                                       250,000        253,333
                                                                     ------------

MEDIA (0.4%)
Fidelity National Information Solutions, Inc.
 Series B
 5.08%, due 3/9/13                                         438,750        441,236
                                                                     ------------

RETAIL (0.1%)
Neiman Marcus Group, Inc. (The)
 7.34%, due 4/6/13                                         142,405        144,249
                                                                     ------------

SOFTWARE (0.2%)
SunGard Data Systems, Inc.
 Series B
 7.66%, due 12/13/12                                       168,725        170,608
                                                                     ------------
Total Loan Assignments & Participations
 (Cost $999,669)                                                        1,009,426
                                                                     ------------

 20   MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                         PRINCIPAL
                                                            AMOUNT          VALUE
MORTGAGE-BACKED SECURITIES (2.2%)
---------------------------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (2.2%)
Banc of America Commercial Mortgage, Inc.
 Series 2001-PB1, Class A1
 4.907%, due 5/11/35                                $       19,702   $     19,669
 Series 2005-5, Class A2
 5.001%, due 10/10/45                                      295,000        289,520
Citigroup Commercial Mortgage Trust
 Series 2004-C2, Class A5
 4.733%, due 10/15/41                                      220,000        206,091
Citigroup/Deutsche Bank Commercial Mortgage Trust
 Series 2005-CD1, Class A4
 5.23%, due 7/15/44 (i)                                    440,000        426,894
LB-UBS Commercial Mortgage Trust
 Series 2004-C2, Class A2
 3.246%, due 3/15/29                                       425,000        402,234
 Series 2004-C7, Class A1
 3.625%, due 10/15/29                                      226,963        220,208
 Series 2005-C7, Class A4
 5.197%, due 11/15/30 (i)                                  235,000        226,452
Merrill Lynch Mortgage Trust
 Series 2004-MKB1, Class A1
 3.563%, due 2/12/42                                       194,867        189,213
 Series 2004-BPC1, Class A5
 4.855%, due 10/12/41 (i)                                  555,000        523,465
Morgan Stanley Capital I
 Series 2003-IQ5, Class A1
 3.02%, due 4/15/38                                          9,358          9,318
Wachovia Bank Commercial Mortgage Trust
 Series 2004-C14, Class A1
 3.477%, due 8/15/41                                        76,889         74,614
                                                                     ------------
Total Mortgage-Backed Securities
 (Cost $2,691,595)                                                      2,587,678
                                                                     ------------

MUNICIPAL BOND (0.1%)
---------------------------------------------------------------------------------
TEXAS (0.1%)
Harris County Texas Industrial Development Corp.
 Solid Waste Deer Park
 5.683%, due 3/1/23 (i)                                    120,000        118,324
                                                                     ------------
Total Municipal Bond
 (Cost $120,341)                                                          118,324
                                                                     ------------

                                                         PRINCIPAL
                                                            AMOUNT          VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (20.6%)
---------------------------------------------------------------------------------
FANNIE MAE GRANTOR TRUST
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (0.1%)
 Series 1998-M6, Class A2
 6.32%, due 8/15/08 (l)                             $      124,189   $    125,977
                                                                     ------------

FANNIE MAE (COLLATERALIZED MORTGAGE OBLIGATIONS) (0.2%)
 Series 2632, Class NH
 3.50%, due 6/15/13 (l)                                    214,103        201,204
                                                                     ------------

FEDERAL HOME LOAN MORTGAGE CORPORATION (0.6%)
 4.75%, due 11/17/15 (l)                                   740,000        705,825
                                                                     ------------

FEDERAL HOME LOAN MORTGAGE CORPORATION (MORTGAGE PASS-THROUGH SECURITIES) (4.1%)
 3.00%, due 8/1/10 (l)                                      94,946         89,309
 4.322%, due 3/1/35 (i)(l)                                 143,451        139,270
 5.00%, due 6/1/33 (l)                                     368,137        349,401
 5.00%, due 8/1/33 (l)                                     723,585        686,599
 5.50%, due 2/1/33 (l)                                     210,959        205,580
 5.50%, due 11/1/35 (l)                                    537,334        522,157
V    5.50%, due 1/1/36 (l)                               2,917,558      2,835,155
                                                                     ------------
                                                                        4,827,471
                                                                     ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (4.4%)
V    4.00%, due 9/2/08 (d)                               1,600,000      1,556,336
 4.625%, due 5/1/13 (l)                                    135,000        127,913
 5.125%, due 1/2/14 (l)                                    150,000        145,504
V    5.25%, due 8/1/12 (l)                               2,300,000      2,262,269
 6.25%, due 2/1/11 (l)                                     185,000        191,212
 6.625%, due 9/15/09 (l)                                   825,000        861,570
                                                                     ------------
                                                                        5,144,804
                                                                     ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (MORTGAGE PASS-THROUGH SECURITIES) (9.9%)
 4.50%, due 4/1/18 (l)                                     119,412        113,959
 4.50%, due 7/1/18 (l)                                     414,970        396,021
 4.50%, due 11/1/18 (l)                                    449,285        428,768
 5.00%, due 9/1/17 (l)                                     407,479        397,635
V    5.00%, due 6/1/36 TBA (m)                           3,365,000      3,179,925
V    5.50%, due 6/1/21 TBA (m)                           2,725,000      2,702,006
 5.50%, due 6/1/33 (l)                                     270,562        263,494
 5.50%, due 11/1/33 (l)                                  1,381,119      1,345,036
 5.50%, due 12/1/33 (l)                                    577,797        562,701
 5.50%, due 12/1/34 (l)                                    287,762        279,919
 6.00%, due 1/1/33 (l)                                     136,906        136,618
 6.00%, due 3/1/33 (l)                                     184,554        184,040
 6.00%, due 9/1/34 (l)                                     110,354        109,962
 6.00%, due 9/1/35 (l)                                     442,515        441,237
 6.00%, due 10/1/35 (l)                                    248,374        247,423
 6.00%, due 6/1/36 TBA (m)                                 635,000        631,428

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    21

                                                         PRINCIPAL
                                                            AMOUNT          VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
---------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
 6.50%, due 6/1/31 (l)                              $       35,302   $     36,034
 6.50%, due 8/1/31 (l)                                      25,788         26,323
 6.50%, due 10/1/31 (l)                                     17,061         17,415
 6.50%, due 6/1/32 (l)                                      94,578         96,442
                                                                     ------------
                                                                       11,596,386
                                                                     ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (MORTGAGE PASS-THROUGH SECURITIES)
 (0.2%)
 6.00%, due 4/15/29 (l)                                     69,267         69,669
 6.00%, due 8/15/32 (l)                                    120,519        121,057
                                                                     ------------
                                                                          190,726
                                                                     ------------
OVERSEAS PRIVATE INVESTMENT CORP. (1.0%)
 5.142%, due 12/15/23 (n)                                1,200,000      1,148,928
                                                                     ------------
UNITED STATES TREASURY NOTE (0.1%)
 4.50%, due 2/15/16 (l)                                    130,000        124,333
                                                                     ------------
Total U.S. Government & Federal Agencies
 (Cost $24,529,508)                                                    24,065,654
                                                                     ------------
YANKEE BONDS (0.5%)(o)
---------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER (0.2%)
Abitibi-Consolidated, Inc.
 8.85%, due 8/1/30                                          60,000         55,200
Smurfit Capital Funding PLC
 7.50%, due 11/20/25                                       185,000        172,975
                                                                     ------------
                                                                          228,175
                                                                     ------------
INSURANCE (0.1%)
Fairfax Financial Holdings, Ltd.
 7.375%, due 4/15/18                                        15,000         12,750
 7.75%, due 4/26/12 (d)                                     20,000         18,800
 7.75%, due 7/15/37 (d)                                     35,000         28,700
 8.25%, due 10/1/15 (d)                                      5,000          4,600
 8.30%, due 4/15/26 (d)                                     15,000         13,050
                                                                     ------------
                                                                           77,900
                                                                     ------------
OIL & GAS (0.0%)++
YPF Sociedad Anonima
 9.125%, due 2/24/09                                        60,000         63,150
                                                                     ------------

                                                         PRINCIPAL
                                                            AMOUNT          VALUE
REGIONAL GOVERNMENT (0.2%)
Financement-Quebec
 5.00%, due 10/25/12                                $      190,000   $    185,262
                                                                     ------------
Total Yankee Bonds
 (Cost $557,021)                                                          554,487
                                                                     ------------
Total Long-Term Bonds
 (Cost $105,618,753)                                                  107,968,510
                                                                     ------------

                                                            SHARES
COMMON STOCKS (0.4%)
---------------------------------------------------------------------------------
BUILDING MATERIALS (0.0%)++
Ainsworth Lumber Co., Ltd. (a)(d)                            1,100         26,169
                                                                     ------------

INTERNET (0.1%)
Globix Corp. (a)(b)(f)(p)                                   42,250         99,963
                                                                     ------------

MACHINERY--DIVERSIFIED (0.0%)++
MMH Holdings, Inc. (a)(b)(f)(p)                                 88          4,664
                                                                     ------------

METAL FABRICATE & HARDWARE (0.1%)
ACP Holding Co. (a)(f)                                      42,447         65,793
                                                                     ------------

SOFTWARE (0.1%)
QuadraMed Corp. (a)(f)                                      31,429         71,344
                                                                     ------------

TELECOMMUNICATIONS (0.1%)
Loral Space & Communications, Ltd. (f)                       5,201        147,864
                                                                     ------------

TOBACCO (0.0%)++
North Atlantic Trading Co., Inc. (a)(b)(f)(p)                  522              5
                                                                     ------------
Total Common Stocks
 (Cost $252,571)                                                          415,802
                                                                     ------------

CONVERTIBLE PREFERRED STOCKS (1.1%)
---------------------------------------------------------------------------------
ELECTRIC (0.5%)
NRG Energy, Inc.
 5.75%                                                       2,100        520,013
                                                                     ------------

 22   MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                                            SHARES          VALUE
CONVERTIBLE PREFERRED STOCKS (CONTINUED)
---------------------------------------------------------------------------------
INSURANCE (0.4%)
MetLife, Inc.
 6.375%                                                     17,200   $    481,944
                                                                     ------------

INTERNET (0.0%)++
Globix Corp.
 6.00% (a)(b)(f)                                             5,076         12,868
                                                                     ------------
SOFTWARE (0.2%)
QuadraMed Corp.
 5.50% (a)(e)(f)                                            10,400        228,800
                                                                     ------------
Total Convertible Preferred Stocks
 (Cost $1,232,405)                                                      1,243,625
                                                                     ------------

PREFERRED STOCKS (0.6%)
---------------------------------------------------------------------------------
MEDIA (0.2%)
Haights Cross Communications, Inc.
 16.00% (a)(f)(p)                                            3,900        183,300
Ziff Davis Holdings, Inc.
 10.00% (a)(f)                                                  48          7,200
                                                                     ------------
                                                                          190,500
                                                                     ------------
REAL ESTATE INVESTMENT TRUSTS (0.4%)
Sovereign Real Estate Investment Corp.
 12.00% (e)                                                    358        484,195
                                                                     ------------
TELECOMMUNICATIONS (0.0%)++
Loral Skynet Corp.
 Series A
 12.00% (d)(f)(j)                                              327         67,362
                                                                     ------------
Total Preferred Stocks
 (Cost $578,562)                                                          742,057
                                                                     ------------
                                                         NUMBER OF
                                                         CONTRACTS
PURCHASED CALL OPTION (0.1%)
---------------------------------------------------------------------------------
CROSS CURRENCY (0.1%)
Japanese Yen
 Expire 6/28/06                                             25,000         78,750
                                                                     ------------
Total Purchased Call Option
 (Premium $40,450)                                                         78,750
                                                                     ------------

                                                         NUMBER OF
                                                         CONTRACTS          VALUE
PURCHASED PUT OPTION (0.1%)
---------------------------------------------------------------------------------
U.S. GOVERNMENT (0.1%)
United States Treasury
 Expire 5/25/06                                            225,000   $    101,953
                                                                     ------------
Total Purchased Put Option
 (Premium $148,500)                                                       101,953
                                                                     ------------
                                                         NUMBER OF
                                                          WARRANTS
WARRANTS (0.0%)++
---------------------------------------------------------------------------------
MEDIA (0.0%)++
Haights Cross Communications, Inc.
 Strike Price $0.001
 Expire 12/10/11 (a)(b)(f)(p)                                    7              0
 Strike Price $0.001
 Expire 12/10/11 (a)(b)(f)(p)                                3,598             36
Ziff Davis Holdings, Inc.
 Strike Price $0.001
 Expire 8/12/12 (b)(f)                                       8,954             90
                                                                     ------------
                                                                              126
                                                                     ------------
METAL FABRICATE & HARDWARE (0.0%)++
ACP Holding Co.
 Strike Price $0.01
 Expire 9/13/13 (a)(e)(f)                                   42,051         65,179
                                                                     ------------

SEMICONDUCTORS (0.0%)++
ASAT Finance LLC
 Strike Price $18.60
 Expire 11/01/06 (a)(b)(e)(f)                                  175              2
                                                                     ------------

TELECOMMUNICATIONS (0.0%)++
UbiquiTel, Inc.
 Strike Price $22.74
 Expire 4/15/10 (a)(e)(f)                                      225              2
                                                                     ------------
Total Warrants
 (Cost $44,531)                                                            65,309
                                                                     ------------
                                                         PRINCIPAL
                                                            AMOUNT
SHORT-TERM INVESTMENTS (14.0%)
---------------------------------------------------------------------------------
COMMERCIAL PAPER (6.7%)
American General Finance Corp.
 4.735%, due 5/3/06 (l)                             $    1,455,000      1,454,617
Banco Santander Central Hispano S.A.
 4.722%, due 5/8/06 (q)                                    297,716        297,716

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    23

                                                         PRINCIPAL
                                                            AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
---------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
Charta LLC
 4.919%, due 5/30/06 (q)                            $      148,858   $    148,858
CIESCO, Inc.
 4.798%, due 5/19/06 (q)                                   176,268        176,268
Den Danske Bank
 4.773%, due 5/5/06 (q)                                    250,082        250,082
Deutsche Bank Financial LLC
 4.765%, due 5/11/06 (l)                                   280,000        279,630
Dexia Delaware LLC
 4.86%, due 5/24/06 (l)                                    790,000        787,547
Fairway Finance Corp.
 4.891%, due 5/22/06 (q)                                   178,630        178,630
General Electric Capital Corp.
 5.001%, due 6/26/06 (q)                                   196,024        196,024
Grampian Funding LLC
 4.785%, due 5/3/06 (q)                                    148,858        148,858
Greyhawk Funding
 4.878%, due 5/18/06 (q)                                   177,505        177,505
ING U.S. Funding LLC
 4.90%, due 5/26/06 (l)                                    390,000        388,673
Jupiter Securitization Corp.
 4.834%, due 5/3/06 (q)                                     77,167         77,167
Lexington Parker Capital Co.
 4.914%, due 5/16/06 (q)                                   118,236        118,236
Liberty Street Funding Co.
 4.87%, due 5/18/06 (q)                                    117,883        117,883
Merrill Lynch & Co., Inc.
 4.75%, due 5/1/06 (l)                                   2,220,000      2,220,000
Morgan Stanley
 4.82%, due 5/3/06 (l)                                     795,000        794,786
                                                                     ------------
Total Commercial Paper
 (Cost $7,812,480)                                                      7,812,480
                                                                     ------------

                                                         PRINCIPAL
                                                            AMOUNT          VALUE
FEDERAL AGENCIES (3.5%)
Federal Home Loan Bank (Discount Note)
 4.68%, due 5/1/06 (l)                              $    1,050,000   $  1,050,000
Federal National Mortgage Association (Discount
 Note)
 4.71%, due 5/19/06 (l)                                  3,060,000      3,052,794
                                                                     ------------
Total Federal Agencies
 (Cost $4,102,794)                                                      4,102,794
                                                                     ------------

                                                            SHARES
INVESTMENT COMPANY (0.2%)
BGI Institutional Money Market Fund (q)                    224,744        224,744
                                                                     ------------
Total Investment Company
 (Cost $224,744)                                                          224,744
                                                                     ------------
                                                         PRINCIPAL
                                                            AMOUNT
REPURCHASE AGREEMENT (0.1%)
Morgan Stanley & Co. 4.98%, dated 4/28/06
 due 5/1/06
 Proceeds at Maturity $93,189 (Collateralized by
 various bonds with a Principal Amount of $96,632
 and a Market Value of $95,905) (q)                 $       93,151         93,151
                                                                     ------------
Total Repurchase Agreement
 (Cost $93,151)                                                            93,151
                                                                     ------------

TIME DEPOSITS (3.5%)
Abbey National PLC
 4.78%, due 5/9/06 (q)                                     297,717        297,717
ABN Amro Bank N.V.
 4.84%, due 5/19/06 (q)                                    297,716        297,716
Banco Bilbao Vizcaya Argentaria S.A.
 4.905%, due 5/24/06 (q)                                   238,173        238,173
Bank of America
 4.77%, due 5/26/06 (i)(q)                                 297,717        297,717
Bank of Montreal
 4.78%, due 5/8/06 (q)                                     297,716        297,716
Bank of Nova Scotia
 4.78%, due 5/10/06 (q)                                    229,242        229,242
Barclays
 4.95%, due 6/20/06 (q)                                    238,173        238,173

 24   MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                         PRINCIPAL
                                                            AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
---------------------------------------------------------------------------------
TIME DEPOSITS (CONTINUED)
BNP Paribas
 4.80%, due 5/12/06 (q)                             $      297,717   $    297,717
Calyon
 4.955%, due 6/19/06 (q)                                   297,716        297,716
Credit Suisse First Boston Corp.
 4.91%, due 6/5/06 (q)                                     297,716        297,716
Fortis Bank
 4.77%, due 5/9/06 (q)                                     297,717        297,717
Nordea Bank Finland PLC
 5.00%, due 6/27/06 (q)                                    297,717        297,717
Societe Generale
 4.73%, due 5/9/06 (q)                                     297,717        297,717
UBS AG
 4.77%, due 5/4/06 (q)                                     387,031        387,031
                                                                     ------------
Total Time Deposits
 (Cost $4,069,785)                                                      4,069,785
                                                                     ------------
Total Short-Term Investments
 (Cost $16,302,954)                                                    16,302,954
                                                                     ------------
Total Investments
 (Cost $124,218,726) (r)                                     108.9%   126,918,960(s)
Liabilities in Excess of
 Cash and Other Assets                                        (8.9)   (10,408,938)
                                                    --------------   ------------
Net Assets                                                   100.0%  $116,510,022
                                                    ==============   ============

++   Less than one tenth of a percent.
(a)  Illiquid security. The total market value of these
     securities at April 30, 2006 is $1,465,080, which
     represents 1.3% of the Fund's net assets.
(b)  Fair valued security. The total market value of these
     securities at April 30, 2006 is $279,990, which
     reflects 0.2% of the Fund's net assets.
(c)  LYON--Liquid Yield Option Note: callable, zero-coupon
     securities priced at a deep discount from par. They
     include a "put" feature that enables holders to redeem
     them at a specific date, at a specific price. Put
     prices reflect fixed interest rates, and therefore
     increase over time.
(d)  Represents security, or a portion thereof, which is out on loan.
(e)  May be sold to institutional investors only.
(f)  Non-income producing security.
(g)  Issue in default.
(h)  Issuer in bankruptcy.
(i)  Floating rate. Rate shown is the rate in effect at
     April 30, 2006.
(j)  PIK ("Payment in Kind")--interest or dividend payment
     is made with additional securities.
(k)  Floating Rate Loan--generally pays interest at rates
     which are periodically re-determined at a margin above
     the London Inter-Bank Offered Rate ("LIBOR") or other
     short-term rates. The rate shown is the rate(s) in
     effect at April 30, 2006. Floating Rate Loans are
     generally considered restrictive in that the Fund is
     ordinarily contractually obligated to receive consent
     from the Agent Bank and/or borrower prior to
     disposition of a Floating Rate Loan.
(l)  Segregated as collateral for TBAs.
(m)  TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date.
     The actual principal amount and maturity date will be
     determined upon settlement. The market value of these
     securities at April 30, 2006 is $6,513,359.
(n)  United States Government Guaranteed Security.
(o)  Yankee Bond--dollar-denominated bond issued in the
     United States by a foreign bank or corporation.
(p)  Restricted security. (See Note 5 on page 36.)
(q)  Represents security, or a portion thereof, purchased
     with cash collateral received for securities on loan.
(r)  The cost for federal income tax purposes is
     $127,398,243.
(s)  At April 30, 2006, net unrealized depreciation was
     $479,283 based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $5,243,921 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $5,723,204.

The following abbreviations are used in the above
portfolio:
ARS --Argentinian Peso
A$  --Australian Dollar
C$  --Canadian Dollar
CP  --Colombian Peso
EGP --Eqyptian Pound
E   --Euro
L   --British Pound Sterling
Y   --Japanese Yen
NK  --Norwegian Krone
PZ  --Polish Zloty
TRY --New Turkish Lira

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    25

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2006 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $124,218,726) including
  $6,125,480 market value of securities loaned  $126,918,960
Cash denominated in foreign currencies
  (identified cost $58,705)                           61,230
Cash                                                  23,996
Receivables:
  Dividends and interest                           1,829,168
  Investment securities sold                       1,447,122
  Fund shares sold                                   106,848
  Receivable from Manager                              2,302
Other assets                                          18,272
Unrealized appreciation on foreign currency
  forward contracts                                  172,622
                                                -------------
    Total assets                                 130,580,520
                                                -------------
LIABILITIES:
Securities lending collateral                      6,274,907
Payables:
  Investment securities purchased                  6,859,183
  Fund shares redeemed                               163,693
  Transfer agent                                      91,358
  NYLIFE Distributors                                 56,273
  Portfolio pricing                                   43,416
  Professional                                        35,124
  Custodian                                            6,238
  Trustees                                             3,520
Accrued expenses                                      29,641
Dividends payable                                    116,188
Unrealized depreciation on foreign currency
  forward contracts                                  390,957
                                                -------------
    Total liabilities                             14,070,498
                                                -------------
Net assets                                      $116,510,022
                                                =============
COMPOSITION OF NET ASSETS:
Share of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized:
  Class A                                       $     73,085
  Class B                                             44,844
  Class C                                             14,476
  Class I                                                271
Additional paid-in capital                       120,301,865
Accumulated distributions in excess of net
  investment income                               (2,215,716)
Accumulated net realized loss on investments      (4,242,776)
Net unrealized appreciation on investments         2,700,234
Net unrealized depreciation on translation of
  other assets and liabilities in foreign
  currencies and foreign currency forward
  contracts                                         (166,261)
                                                -------------
Net assets                                      $116,510,022
                                                =============
CLASS A
Net assets applicable to outstanding shares     $ 64,263,881
                                                =============
Shares of beneficial interest outstanding          7,308,506
                                                =============
Net asset value per share outstanding           $       8.79
Maximum sales charge (4.50% of offering price)          0.41
                                                -------------
Maximum offering price per share outstanding    $       9.20
                                                =============
CLASS B
Net assets applicable to outstanding shares     $ 39,316,283
                                                =============
Shares of beneficial interest outstanding          4,484,449
                                                =============
Net asset value and offering price per share
  outstanding                                   $       8.77
                                                =============
CLASS C
Net assets applicable to outstanding shares     $ 12,691,314
                                                =============
Shares of beneficial interest outstanding          1,447,554
                                                =============
Net asset value and offering price per share
  outstanding                                   $       8.77
                                                =============
CLASS I
Net assets applicable to outstanding shares     $    238,544
                                                =============
Shares of beneficial interest outstanding             27,124
                                                =============
Net asset value and offering price per share
  outstanding                                   $       8.79
                                                =============

 26   MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2006 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Interest                                        $3,426,487
  Income from securities loaned--net                  15,016
  Dividends                                           14,172
                                                  -----------
    Total income                                   3,455,675
                                                  -----------
EXPENSES:
  Manager                                            361,640
  Distribution--Class B                              190,699
  Distribution--Class C                               50,249
  Transfer agent--Classes A, B and C                 170,464
  Transfer agent--Class I                                287
  Distribution/Service--Class A                       70,057
  Service--Class B                                    63,566
  Service--Class C                                    16,750
  Registration                                        46,653
  Custodian                                           38,073
  Professional                                        32,815
  Portfolio pricing                                   32,413
  Shareholder communication                           21,155
  Recordkeeping                                       19,251
  Trustees                                             5,588
  Miscellaneous                                        6,696
                                                  -----------
    Total expenses before reimbursement            1,126,356
  Expense reimbursement from Manager                (102,318)
                                                  -----------
    Net expenses                                   1,024,038
                                                  -----------
Net investment income                              2,431,637
                                                  -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
Net realized gain on:
  Security transactions                              366,875
  Foreign currency transactions                       76,664
                                                  -----------
Net realized gain on investments and foreign
  currency transactions                              443,539
                                                  -----------
Net change in unrealized appreciation on:
  Security transactions                              423,693
  Translation of other assets and liabilities in
    foreign currencies and foreign currency
    forward contracts                               (201,069)
                                                  -----------
Net change in unrealized appreciation on
  investments and foreign currency transactions      222,624
                                                  -----------
Net realized and unrealized gain on investments
  and foreign currency transactions                  666,163
                                                  -----------
Net increase in net assets resulting from
  operations                                      $3,097,800
                                                  ===========

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    27

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2006 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2005

                                         2006               2005
DECREASE IN NET ASSETS:
Operations:
 Net investment income               $  2,431,637   $  5,008,246
 Net realized gain on investments
  and foreign currency transactions       443,539      1,292,645
 Net change in unrealized
  appreciation (depreciation) on
  investments and foreign currency
  transactions                            222,624     (4,298,208)
                                     ---------------------------
 Net increase in net assets
  resulting from operations             3,097,800      2,002,683
                                     ---------------------------

Dividends to shareholders:
 From net investment income:
   Class A                             (1,498,738)    (1,708,513)
   Class B                             (1,430,318)    (2,720,609)
   Class C                               (341,954)      (575,607)
   Class I                                 (7,727)        (8,134)
                                     ---------------------------
 Total dividends to shareholders       (3,278,737)    (5,012,863)
                                     ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                             31,841,926     12,794,668
   Class B                              2,483,238      8,764,440
   Class C                              1,778,557      7,104,784
   Class I                                 21,761        160,449
 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends:
   Class A                              1,131,664      1,245,678
   Class B                                900,702      2,045,194
   Class C                                189,869        265,298
   Class I                                  7,047          7,148
                                     ---------------------------
                                       38,354,764     32,387,659
 Cost of shares redeemed:
   Class A                             (8,713,507)   (10,184,745)
   Class B                            (35,494,544)   (15,560,074)
   Class C                             (3,260,798)    (7,437,723)
   Class I                                (21,515)        (2,207)
                                     ---------------------------
                                      (47,490,364)   (33,184,749)
   Decrease in net assets derived
    from capital share transactions    (9,135,600)      (797,090)
                                     ---------------------------
   Net decrease in net assets          (9,316,537)    (3,807,270)

                                         2006               2005

NET ASSETS:
Beginning of period                  $125,826,559   $129,633,829
                                     ---------------------------
End of period                        $116,510,022   $125,826,559
                                     ===========================
Accumulated distributions in excess
 of net investment income at end of
 period                              $ (2,215,716)  $ (1,368,616)
                                     ===========================

 28   MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                    www.mainstayfunds.com     29

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                    CLASS A
                                            --------------------------------------------------------
                                                                                      JANUARY 1,
                                            SIX MONTHS                                   2003*
                                              ENDED              YEAR ENDED             THROUGH
                                            APRIL 30,           OCTOBER 31,           OCTOBER 31,
                                             2006***         2005         2004           2003
Net asset value at beginning of period       $  8.81        $  9.01      $  8.77        $  7.97
                                            ----------      -------      -------      -----------
Net investment income                           0.19 (a)       0.39(a)      0.40(a)        0.39(a)
Net realized and unrealized gain (loss) on
  investments                                   0.05          (0.24)        0.37           0.86
Net realized and unrealized gain (loss) on
  foreign currency transactions                (0.00)(d)       0.04        (0.05)          0.01
                                            ----------      -------      -------      -----------
Total from investment operations                0.24           0.19         0.72           1.26
                                            ----------      -------      -------      -----------
Less dividends and distributions:
  From net investment income                   (0.26)         (0.39)       (0.48)         (0.38)
  Return of capital                               --             --           --          (0.08)
                                            ----------      -------      -------      -----------
Total dividends and distributions              (0.26)         (0.39)       (0.48)         (0.46)
                                            ----------      -------      -------      -----------
Net asset value at end of period             $  8.79        $  8.81      $  9.01        $  8.77
                                            ==========      =======      =======      ===========
Total investment return (b)                     2.70%(c)       2.11%        8.44%         16.22%(c)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                       4.42%+         4.32%        4.48%          5.59%+
    Net expenses                                1.30%+         1.34%        1.41%          1.46%+
    Expenses (before reimbursement)             1.47%+         1.40%        1.41%          1.46%+
Portfolio turnover rate                           59%(f)        105%          84%            80%
Net assets at end of period (in 000's)       $64,264        $40,076      $37,179        $31,042

                                                         CLASS A
                                            ---------------------------------

                                                 YEAR ENDED DECEMBER 31,
                                             2002         2001         2000
Net asset value at beginning of period      $  8.22      $  8.37      $  9.20
                                            -------      -------      -------
Net investment income                          0.55(a)      0.67 (a)(e)    0.73
Net realized and unrealized gain (loss) on
  investments                                 (0.03)       (0.14)(e)     0.61)
Net realized and unrealized gain (loss) on
  foreign currency transactions               (0.15)        0.01        (0.26)
                                            -------      -------      -------
Total from investment operations               0.37         0.54        (0.14)
                                            -------      -------      -------
Less dividends and distributions:
  From net investment income                  (0.46)       (0.62)       (0.55)
  Return of capital                           (0.16)       (0.07)       (0.14)
                                            -------      -------      -------
Total dividends and distributions             (0.62)       (0.69)       (0.69)
                                            -------      -------      -------
Net asset value at end of period            $  7.97      $  8.22      $  8.37
                                            =======      =======      =======
Total investment return (b)                    4.78%        6.62%       (1.57%)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                      6.95%        7.95%(e)     8.27%
    Net expenses                               1.49%        1.44%        1.47%
    Expenses (before reimbursement)            1.49%        1.44%        1.47%
Portfolio turnover rate                          84%         141%         187%
Net assets at end of period (in 000's)      $18,297      $15,066      $18,909

                                                                    CLASS C
                                            --------------------------------------------------------
                                                                                      JANUARY 1,
                                            SIX MONTHS                                   2003*
                                              ENDED              YEAR ENDED             THROUGH
                                            APRIL 30,           OCTOBER 31,           OCTOBER 31,
                                             2006***         2005         2004           2003
Net asset value at beginning of period       $  8.78        $  8.99      $  8.75        $  7.95
                                            ----------      -------      -------      -----------
Net investment income                           0.16 (a)       0.32(a)      0.33(a)        0.34(a)
Net realized and unrealized gain (loss) on
  investments                                   0.05          (0.25)        0.39           0.86
Net realized and unrealized gain (loss) on
  foreign currency transactions                (0.00)(d)       0.04        (0.06)          0.01
                                            ----------      -------      -------      -----------
Total from investment operations                0.21           0.11         0.66           1.21
                                            ----------      -------      -------      -----------
Less dividends and distributions:
  From net investment income                   (0.22)         (0.32)       (0.42)         (0.34)
  Return of capital                               --             --           --          (0.07)
                                            ----------      -------      -------      -----------
Total dividends and distributions              (0.22)         (0.32)       (0.42)         (0.41)
                                            ----------      -------      -------      -----------
Net asset value at end of period             $  8.77        $  8.78      $  8.99        $  8.75
                                            ==========      =======      =======      ===========
Total investment return (b)                     2.45%(c)       1.23%        7.68%         15.55%(c)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                       3.67%+         3.57%        3.73%          4.84%+
    Net expenses                                2.05%+         2.09%        2.16%          2.21%+
    Expenses (before reimbursement)             2.22%+         2.15%        2.16%          2.21%+
Portfolio turnover rate                           59%(f)        105%          84%            80%
Net assets at end of period (in 000's)       $12,691        $14,004      $14,449        $10,573

                                                       CLASS C
                                            ------------------------------

                                                      YEAR ENDED
                                                     DECEMBER 31,
                                             2002        2001        2000
Net asset value at beginning of period      $ 8.20      $ 8.36      $ 9.19
                                            ------      ------      ------
Net investment income                         0.49(a)     0.61 (a)(e)   0.67
Net realized and unrealized gain (loss) on
  investments                                (0.03)      (0.15)(e)   (0.61)
Net realized and unrealized gain (loss) on
  foreign currency transactions              (0.15)       0.01       (0.26)
                                            ------      ------      ------
Total from investment operations              0.31        0.47       (0.20)
                                            ------      ------      ------
Less dividends and distributions:
  From net investment income                 (0.42)      (0.56)      (0.50)
  Return of capital                          (0.14)      (0.07)      (0.13)
                                            ------      ------      ------
Total dividends and distributions            (0.56)      (0.63)      (0.63)
                                            ------      ------      ------
Net asset value at end of period            $ 7.95      $ 8.20      $ 8.36
                                            ======      ======      ======
Total investment return (b)                   3.99%       5.78%      (2.28%)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                     6.20%       7.20%(e)    7.52%
    Net expenses                              2.24%       2.19%       2.22%
    Expenses (before reimbursement)           2.24%       2.19%       2.22%
Portfolio turnover rate                         84%        141%        187%
Net assets at end of period (in 000's)      $5,967      $2,965      $2,895

*    The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of operations.
***  Unaudited.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charge. Class I is not subject to sales charges.
(c)  Total return is not annualized.
(d)  Less than one cent per share.
(e)  As required, effective January 1, 2001 the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended December 31, 2001 is shown below.
     Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                 CLASS A       CLASS B       CLASS C
Decrease net investment income                   $(0.00)(d)    $(0.00)(d)    $(0.00)(d)
Increase net realized and unrealized gains
  and losses                                       0.00 (d)      0.00 (d)      0.00 (d)
Decrease ratio of net investment income           (0.13%)       (0.13%)       (0.13%)

(f)  The portfolio turnover rate including mortgage dollar rolls for the six months ended April
     30, 2006 is 38%.

 30   MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                              CLASS B
    --------------------------------------------------------------------------------------------
                                              JANUARY 1,
    SIX MONTHS                                   2003*
      ENDED              YEAR ENDED             THROUGH
    APRIL 30,           OCTOBER 31,           OCTOBER 31,           YEAR ENDED DECEMBER 31,
     2006***         2005         2004           2003           2002         2001         2000
     $  8.78        $  8.99      $  8.75        $  7.95        $  8.20      $  8.36      $  9.19
    ----------      -------      -------      -----------      -------      -------      -------
        0.16 (a)       0.32(a)      0.33(a)        0.34(a)        0.49(a)      0.61 (a)(e)    0.67
        0.05          (0.25)        0.39           0.86          (0.03)       (0.15)(e)    (0.61)
       (0.00)(d)       0.04        (0.06)          0.01          (0.15)        0.01        (0.26)
    ----------      -------      -------      -----------      -------      -------      -------
        0.21           0.11         0.66           1.21           0.31         0.47        (0.20)
    ----------      -------      -------      -----------      -------      -------      -------
       (0.22)         (0.32)       (0.42)         (0.34)         (0.42)       (0.56)       (0.50)
          --             --           --          (0.07)         (0.14)       (0.07)       (0.13)
    ----------      -------      -------      -----------      -------      -------      -------
       (0.22)         (0.32)       (0.42)         (0.41)         (0.56)       (0.63)       (0.63)
    ----------      -------      -------      -----------      -------      -------      -------
     $  8.77        $  8.78      $  8.99        $  8.75        $  7.95      $  8.20      $  8.36
    ==========      =======      =======      ===========      =======      =======      =======
        2.44%(c)       1.23%        7.68%         15.55%(c)       3.99%        5.78%       (2.28%)
        3.67%+         3.57%        3.73%          4.84%+         6.20%        7.20%(e)     7.52%
        2.05%+         2.09%        2.16%          2.21%+         2.24%        2.19%        2.22%
        2.22%+         2.15%        2.16%          2.21%+         2.24%        2.19%        2.22%
          59%(f)        105%          84%            80%            84%         141%         187%
     $39,316        $71,515      $77,933        $73,799        $55,842      $51,694      $47,607

                      CLASS I
    --------------------------------------------
                                     JANUARY 2,
    SIX MONTHS                         2004**
      ENDED         YEAR ENDED         THROUGH
    APRIL 30,       OCTOBER 31,      OCTOBER 31,
     2006***           2005             2004
      $ 8.81          $ 9.02           $ 8.96
    ----------      -----------      -----------
        0.21 (a)        0.42(a)          0.33(a)
        0.04           (0.25)            0.16
       (0.00)(d)        0.04            (0.02)
    ----------      -----------      -----------
        0.25            0.21             0.47
    ----------      -----------      -----------
       (0.27)          (0.42)           (0.41)
          --              --               --
    ----------      -----------      -----------
       (0.27)          (0.42)           (0.41)
    ----------      -----------      -----------
      $ 8.79          $ 8.81           $ 9.02
    ==========      ===========      ===========
        2.91%(c)        2.32%            5.44%(c)
        4.72%+          4.69%            4.77%+
        1.00%+          0.97%            1.12%+
        1.17%+          1.03%            1.12%+
          59%(f)         105%              84%
      $  239          $  232           $   72

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    31

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises nineteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Diversified Income Fund (the "Fund"), a diversified fund.

The Fund currently offers four classes of shares. Distribution of Class A shares and Class B shares commenced on February 28, 1997. Class C shares and Class I shares were initially offered on September 1, 1998 and January 2, 2004, respectively. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class I shares are not subject to sales charge. Class A, Class B, Class C and Class I shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions. Each class of shares other than Class I shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to provide current income and competitive overall return by investing primarily in domestic and foreign debt securities.

The Fund also invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium--a high interest rate or yield -- because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund also invests in foreign securities which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or brokers selected by the Fund's Manager, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time). Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed in good faith by Board of Trustees to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's principal market is temporarily closed at a time when under normal conditions it would be open. At April 30, 2006, the Fund held securities with a value of $279,990 that were valued in such manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3, conclude that such events may have effected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund, adjust the value of the local price to

 32   MainStay Diversified Income Fund
reflect the impact on the price of such securities as a result of such events.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on securities, other than short-term securities, purchased for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

The investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted and unrealized appreciation or depreciation is recorded to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, in exchange for the premium, the Fund foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase but, as long as the obligation as a writer continues, have retained the risk of loss should the price of the underlying security decline. By writing a covered put option, the Fund, in exchange for the premium, accepts the risk of decline in the market value of the underlying security or foreign currency below the exercise price. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of an option. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written, in a segregated account with its custodian.

The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security it anticipates purchasing. The Fund may purchase put options on its securities to protect against a decline in the value of the security or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

                                                    www.mainstayfunds.com     33

(H) LOAN ASSIGNMENTS, PARTICIPATIONS AND COMMITMENTS. The Fund invests in loan assignments and loan participations. Loan assignments and participations are agreements to make money available (a "commitment") to a borrower in a specified amount, at a specified rate and within a specified time. Such loan assignments and participations are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (LIBOR).

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower ("intermediate participants"). In the event that the borrower, selling participant or intermediate participants becomes insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are recorded in memorandum accounts.

(I) FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts primarily to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the Fund's returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations. (See Note 5 on page 36.)

(J) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The Fund's assets and liabilities are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments, are reflected in unrealized foreign exchange gains or losses at period end exchange rates.

(K) MORTGAGE DOLLAR ROLLS. The Fund enters into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, a Fund forgoes principal and interest on the securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purpose as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar,

 34   MainStay Diversified Income Fund
could be inferior to what was initially sold to the counterparty.

(L) SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (See Note 5 on page 36.)

(M) RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "1933 Act"). The Fund does not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expense and a prompt sale at an acceptable price may be difficult. (See Note 5 on page 36.)

(N) INDEMNIFICATIONS. In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and indirect wholly-owned subsidiary of New York Life acts as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual percentage of the Fund's average daily net assets as follows: 0.60% on assets up to $500 million and 0.55% on assets in excess of $500 million. The Manager has entered into a written expense limitation agreement, under which the Manager has agreed to reimburse the expenses of the Fund so that the total ordinary operating expenses (total annual fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed, on an annualized basis, 1.30% of the average daily net assets of the Class A shares. An equivalent reimbursement, in an equal amount of basis points, will be applied to the other share classes. The Manager, within three years of incurring such expenses, may recoup the amount of any management fee waiver or expense reimbursement from the Fund pursuant to this agreement if such recoupment does not cause the Fund to exceed existing expense limitations. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. For the six months ended April 30, 2006, the Manager earned fees from the Fund in the amount of $361,640, and waived its fee and/or reimbursed expenses in the amount of $102,318.

As of April 30, 2006, the amounts of waived or reimbursed fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

               OCTOBER 31,
        2008                  2009               TOTAL
       $19,479              $102,318            $121,797
-------------------------------------------------------------

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and the Subadvisor, the Manager paid the Subadvisor a monthly fee of 0.30% of the Fund's average daily net assets. To the extent that the manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the

                                                    www.mainstayfunds.com     35

Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $9,981 for the six months ended April 30, 2006. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $33, $34,559, and $310, respectively, for the six months ended April 30, 2006.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund for the six months ended April 30, 2006, amounted to $170,751.

(E) NON-INTERESTED TRUSTEES FEES. Non-Interested Trustees are paid an annual retainer fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual retainer fee of $20,000. The Audit and Compliance Committee Chairman receives an additional $2,000 for each meeting of the Audit and Compliance Committee attended and the Chairpersons of the Brokerage and Expense Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the respective Committee meetings attended. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/ Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus, the Fund only pays a portion of the fees identified above.

(F) CAPITAL. At April 30, 2006, New York Life and its affiliates held shares of Class A with a net asset value of $64,263,881. This represents 12.1% of the Class A shares net assets and 6.68% of the Fund's total net assets at April 30, 2006.

(G) OTHER. Pursuant to the Management agreement fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $1,744 for the six months ended April 30, 2006.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $19,251 for the six months ended April 30, 2006.

NOTE 4--FEDERAL INCOME TAX:

At October 31, 2005, for federal income tax purposes, capital loss carryforwards of $3,840,926 were available as shown in the table below to the extent provided by the regulations to offset future realized gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

           CAPITAL LOSS              AMOUNT
        AVAILABLE THROUGH           (000'S)
               2008                  $1,293
               2009                     864
               2010                   1,161
               2011                     523
       -------------------------------------------
                                     $3,841
       -------------------------------------------

The tax character of distributions paid during the year ended October 31, 2005, shown in the Statement of Changes in Net Assets, were as follows:

                                           2005
Distributions paid from:
  Ordinary Income                    $5,012,863
-----------------------------------------------

NOTE 5--FUND SECURITIES LOANED, FOREIGN CURRENCY FORWARD CONTRACTS AND RESTRICTED SECURITIES:

As of April 30, 2006, the Fund had securities on loan with an aggregate market value of $6,125,480. The Fund received $6,274,907 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Securities purchased with collateral received are valued at amortized cost.

 36   MainStay Diversified Income Fund

Foreign currency forward contracts open at April 30, 2006:

                                                                    CONTRACT              CONTRACT            UNREALIZED
                                                                      AMOUNT                AMOUNT         APPRECIATION/
                                                                        SOLD             PURCHASED        (DEPRECIATION)
Foreign Currency Sale Contracts
------------------------------------------------------------------------------------------------------------------------
Canadian Dollar vs. U.S. Dollar, expiring 5/23/06             $     450,629        C$      514,393       $         9,717
------------------------------------------------------------------------------------------------------------------------
Euro vs. U.S. Dollar, expiring 5/10/06                        $   4,115,847        E     3,355,000               118,545
------------------------------------------------------------------------------------------------------------------------
Euro vs. U.S. Dollar, expiring 5/11/06                        $     843,053        E       689,331                27,021
------------------------------------------------------------------------------------------------------------------------
Indonesian Rupiah vs. U.S. Dollar, expiring 6/7/06            $     327,568        Rp3,030,000,000                17,339
------------------------------------------------------------------------------------------------------------------------
U.S. Dollar vs. Canadian Dollar, expiring 5/10/06             C$    567,765        $       495,432               (12,505)
------------------------------------------------------------------------------------------------------------------------
U.S. Dollar vs. Euro, expiring 5/10/06                        E   5,638,184        $     6,929,687              (186,343)
------------------------------------------------------------------------------------------------------------------------
U.S. Dollar vs. Euro, expiring 7/6/06                         E      75,430        $        92,965                (2,573)
------------------------------------------------------------------------------------------------------------------------
U.S. Dollar vs. Pound Sterling, expiring 5/10/06              L     841,470        $     1,473,414               (61,191)
------------------------------------------------------------------------------------------------------------------------
U.S. Dollar vs. Pound Sterling, expiring 5/18/06              L   1,277,522        $     2,238,933               (91,156)
------------------------------------------------------------------------------------------------------------------------
U.S. Dollar vs. Norwegian Krone, expiring 5/11/06             NK  5,424,000        $       843,053               (37,189)
------------------------------------------------------------------------------------------------------------------------
Unrealized depreciation on foreign currency forward
  contracts                                                                                              ($      218,335)
------------------------------------------------------------------------------------------------------------------------

Foreign currency held at April 30, 2006:

                                            CURRENCY           COST          MARKET VALUE
Australian Dollar                         A$ 19,238        $14,176        $        14,616
Euro                                      E   7,788          9,459                  9,825
Japanese Yen                              Y 593,750          5,020                  5,215
Pound Sterling                            L  17,315         30,050                 31,574
-----------------------------------------------------------------------------------------
                                                           $58,705        $        61,230
-----------------------------------------------------------------------------------------

Restricted securities held at April 30, 2006:

                                                                   NUMBER OF
                                                 DATE(S) OF        WARRANTS/                         4/30/2006      PERCENTAGE OF
SECURITY                                        ACQUISITION           SHARES             COST            VALUE         NET ASSETS
Globix Corp.
  Common Stock                                     10/15/02         42,250         $ 29,639         $ 99,963                 0.1%
---------------------------------------------------------------------------------------------------------------------------------
Haights Cross Communications, Inc.
  Preferred Stock
  16.00%                                     1/22/04-2/3/06          3,900          181,730          183,300                 0.2
  Warrants                                          1/22/04          3,598               36               36                 0.0(b)
  Warrants                                          1/22/04              7                0(a)             0(a)              0.0(b)
---------------------------------------------------------------------------------------------------------------------------------
MMH Holdings, Inc.
  Common Stock                            12/20/01-10/17/02             88            1,410            4,664                 0.0(b)
---------------------------------------------------------------------------------------------------------------------------------
North Atlantic Trading Co., Inc.
  Common Stock                                      4/21/04            522                5                5                 0.0(b)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                   $212,820         $287,968                 0.3%
---------------------------------------------------------------------------------------------------------------------------------

(a) Less than one dollar.
(b) Less than one tenth of a percent.

NOTE 6--CUSTODIAN:

Investors Bank & Trust Company is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to

                                                    www.mainstayfunds.com     37
secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .070% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the six months ended April 30, 2006.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended April 30, 2006, purchases and sales of U. S. Government securities were $35,735 and $42,044, respectively. Purchases and sales of securities, other than U. S. Government securities and short-term securities, were $30,504 and $31,511, respectively.

NOTE 9--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                    SIX MONTHS ENDED
                                                     APRIL 30, 2006*
                                          CLASS A   CLASS B   CLASS C   CLASS I
Shares sold                                3,617       282      202         2
-------------------------------------------------------------------------------
Shares issued in reinvestment of
  dividends and distributions                128       103       22         1
-------------------------------------------------------------------------------
                                           3,745       385      224         3
-------------------------------------------------------------------------------
Shares redeemed                             (986)   (4,042)    (371)       (2)
-------------------------------------------------------------------------------
Net increase (decrease)                    2,759    (3,657)    (147)        1
-------------------------------------------------------------------------------

                                                       YEAR ENDED
                                                    OCTOBER 31, 2005
                                          CLASS A   CLASS B   CLASS C   CLASS I
Shares sold                                1,416       971      786       18
-------------------------------------------------------------------------------
Shares issued in reinvestment of
  dividends and distributions                138       227       29       --(a)
-------------------------------------------------------------------------------
                                           1,554     1,198      815       18
-------------------------------------------------------------------------------
Shares redeemed                           (1,130)   (1,728)    (828)      --(a)
-------------------------------------------------------------------------------
Net increase (decrease)                      424      (530)     (13)      18
-------------------------------------------------------------------------------

*   Unaudited.
(a) Less than one-thousand.

NOTE 10--OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises have cooperated fully and completed responding to these requests. As previously reported in response to those requests for information and, as noted in the notes to the year-end 2004 and 2005 financial statements of each fund of the Trust, NYLIM had been a party to arrangements with certain registered representatives of broker-dealers relating to the level of trading by clients of those registered representatives in shares of certain funds of the Trust. All such arrangements were terminated by the fourth quarter of 2003. NYLIM and the Trustees of the Trust have reviewed the possible dilutive effects that transactions under those arrangements and certain other levels of trading by fund shareholders over the period from 1999 to 2003 may have had on the funds. As a result of this review, in December 2005, NYLIM made payments totaling $5.882 million to nine MainStay funds. No payment was made with respect to the MainStay Diversified Income Fund. NYLIM has reimbursed or paid all expenses relating to the Board of Trustees' review of this matter, as well as substantially all of the costs associated with the other regulatory matters described in this note.

In a separate matter, the Securities and Exchange Commission has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that fund, as well as the related guarantee disclosure to fund shareholders. Discussions have been held with the Securities and Exchange Commission concerning a possible resolution of this matter. There can be no assurance of the outcome of these efforts.

 38   MainStay Diversified Income Fund

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investment Management LLC ("NYLIM") uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-202-551-5850); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

SPECIAL MEETING OF SHAREHOLDERS

Pursuant to notice, a special meeting and three adjournment meetings (pertaining only to certain Funds) of the shareholders of The MainStay Funds (the "Trust") were held on March 27, April 17, May 8, and June 8, 2006, respectively, at the Parsippany, New Jersey offices of New York Life Investment Management LLC. The purpose of the meetings was to present the following proposals for shareholder consideration:
1. To elect the following individuals to the Board of Trustees of the Trust;

  - Charlynn Goins
  - Edward J. Hogan
  - Alan R. Latshaw
  - Terry L. Lierman
  - John B. McGuckian
  - Donald E. Nickelson
  - Richard S. Trutanic
  - Gary E. Wendlandt (Interested Trustee)

There are no other Trustees of the Trust.

2. To grant the Trust the approval to enter into and materially amend agreements with Subadvisors on behalf of one or more of the Funds without obtaining shareholder approval; and

3. To approve the amendment of certain fundamental investment restrictions.

No other business came before the special meetings.

Each of the proposals listed above was passed by the shareholders of the Fund as shown below.

                                                VOTES      VOTES
DIVERSIFIED INCOME FUND          VOTES FOR     AGAINST   WITHHELD       TOTAL
PROPOSAL #1-ELECTION OF TRUSTEES
--------------------------------------------------------------------------------
a. Charlynn Goins                7,465,506            0    489,094    7,954,600
--------------------------------------------------------------------------------
b. Edward J. Hogan               7,468,985            0    485,615    7,954,600
--------------------------------------------------------------------------------
c. Alan R. Latshaw               7,479,685            0    474,915    7,954,600
--------------------------------------------------------------------------------
d. Terry L. Lierman              7,477,089            0    477,511    7,954,600
--------------------------------------------------------------------------------
e. John B. McGuckian             7,487,428            0    467,171    7,954,599
--------------------------------------------------------------------------------
f. Donald E. Nickelson           7,483,641            0    470,959    7,954,600
--------------------------------------------------------------------------------
g. Richard S. Trutanic           7,486,141            0    468,459    7,954,600
--------------------------------------------------------------------------------
h. Gary E Wendlandt              7,483,376            0    471,224    7,954,600
--------------------------------------------------------------------------------
PROPOSAL #2-APPROVAL TO ENTER INTO AND MATERIALLY AMEND AGREEMENTS
--------------------------------------------------------------------------------
                                 6,109,575      128,627    491,498    6,729,700
--------------------------------------------------------------------------------
PROPOSAL #3-AMENDMENT TO CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------
a. Borrowing                     6,130,100      116,574    483,026    6,729,700
--------------------------------------------------------------------------------
b. Senior Securities             6,141,285      114,808    473,606    6,729,699
--------------------------------------------------------------------------------
c. Underwriting Securities       6,129,347      108,105    492,248    6,729,700
--------------------------------------------------------------------------------
d. Real Estate                   6,123,841      109,214    496,645    6,729,700
--------------------------------------------------------------------------------
e. Commodities                   6,125,001      110,542    494,157    6,729,700
--------------------------------------------------------------------------------
f. Making Loans                  6,116,368      121,243    492,090    6,729,701
--------------------------------------------------------------------------------
g. Concentration of
  Investments                    6,119,332      118,222    492,146    6,729,700
--------------------------------------------------------------------------------
h. Diversification               6,138,048       99,641    492,011    6,729,700
--------------------------------------------------------------------------------

This resulted in approval of the proposals.

                                                    www.mainstayfunds.com     39

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, as of July 1, 2006, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the Trustees then in office will call a shareholder meeting for the election of Trustees, or
(2) his or her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

        GARY E.           Indefinite; Chairman   Chairman and Manager, New York Life               62           Chairman and
        WENDLANDT         since 2002, Chief      Investment Management LLC (including                           Director,
        10/8/50           Executive Officer      predecessor advisory organizations) and                        MainStay VP
                          (2004 to June 2006),   New York Life Investment Management                            Series Fund,
                          and Trustee since      Holdings LLC; Chief Executive Officer,                         Inc.
                          2000                   New York Life Investment Management LLC
                                                 and New York Life Investment Management
                                                 Holdings LLC (2000 to June 2006); Senior
                                                 Executive Vice President for Investment
                                                 and Finance, New York Life Insurance
                                                 Company (since July 2006); Executive
                                                 Vice President, New York Life Insurance
                                                 Company (1999 to June 2006); Executive
                                                 Vice President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC,
                                                 Madison Capital Funding LLC, and NYLCAP
                                                 Manager LLC; Manager, MacKay Shields
                                                 LLC; Executive Vice President, New York
                                                 Life Insurance and Annuity Corporation;
                                                 Chairman, and Director, MainStay VP
                                                 Series Fund, Inc. (25 portfolios); Chief
                                                 Executive Officer, MainStay VP Series
                                                 Fund, Inc. (2002 to June 2006); Chief
                                                 Executive Officer, Eclipse Funds (3
                                                 Portfolios) and Eclipse Funds Inc. (15
                                                 Portfolios) (2005 to June 2006);
                                                 Executive Vice President and Chief
                                                 Investment Officer, MassMutual Life
                                                 Insurance Company (1993 to 1999).
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        CHARLYNN GOINS    Indefinite; Trustee    Retired. Chairperson of the Board, New            19           None
        9/15/42           since 2001             York City Health and Hospital
                                                 Corporation.
        -----------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Indefinite; Trustee    Rear Admiral U.S. Navy (Retired);                 19           None
        8/17/32           since 1996             Independent Management Consultant (1997
                                                 to 2002).
        -----------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Indefinite; Trustee    Chair, Maryland Democratic Party;                 19           None
        1/4/48            since 1991             Chairman, Smartpaper Networks
                                                 Corporation (communications); Partner,
                                                 Health Ventures LLC (2001 to 2005); Vice
                                                 Chair, Employee Health Programs (1990 to
                                                 2002); Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc.
                                                 (1984 to 2001).
        -----------------------------------------------------------------------------------------------------------------------
        JOHN B.           Indefinite; Trustee    Chairman, Ulster Television Plc; Pro              19           Non-Executive
        MCGUCKIAN         since 1997             Chancellor, Queen's University (1985 to                        Director,
        11/13/39                                 2001).                                                         Allied Irish
                                                                                                                Banks Plc;
                                                                                                                Chairman and
                                                                                                                Non-Executive
                                                                                                                Director, Irish
                                                                                                                Continental
                                                                                                                Group, Plc;
                                                                                                                Chairman, AIB
                                                                                                                Group (UK) Plc;
                                                                                                                Non-Executive
                                                                                                                Director,
                                                                                                                Unidare Plc.
        -----------------------------------------------------------------------------------------------------------------------

     * A Trustee is considered to be an interested person of the Trust within the meaning of the 1940 Act because of an affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past Five Years." All Trustees not considered to be interested persons of the Trust are referred to as "Non-Interested Trustees."

 40   MainStay Diversified Income Fund

                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        DONALD E.         Indefinite; Trustee    Retired. Vice Chairman, Harbour Group             19           Director,
        NICKELSON         since 1994 and Lead    Industries, Inc. (leveraged buyout                             Adolor
        12/9/32           Non-Interested         firm); President, PaineWebber Group                            Corporation;
                          Trustee since 2000     (1988 to 1990).                                                Director, First
                                                                                                                Advantage
                                                                                                                Corporation.
        -----------------------------------------------------------------------------------------------------------------------

        RICHARD S.        Indefinite; Trustee    Chairman (1990 to present) and Chief              19           None
        TRUTANIC          since 1994             Executive Officer (1990 to 1999),
        2/13/52                                  Somerset Group (financial advisory
                                                 firm); Managing Director and Advisor,
                                                 The Carlyle Group (private investment
                                                 firm) (2002 to 2004); Senior Managing
                                                 Director, Groupe Arnault (private
                                                 investment firm) (1999 to 2002).
        -----------------------------------------------------------------------------------------------------------------------

        ALAN R. LATSHAW   Indefinite; Trustee    Retired. Partner, Ernst & Young LLP               19           State Farm
        3/27/51           and Audit Committee    (2002 to 2003); Partner, Arthur Andersen                       Associates
                          Financial Expert       LLP (1976 to 2002).                                            Funds Trusts (4
                          since 2006                                                                            portfolios);
                                                                                                                State Farm
                                                                                                                Mutual Fund
                                                                                                                Trust (15
                                                                                                                portfolios);
                                                                                                                State Farm
                                                                                                                Variable
                                                                                                                Product Trust
                                                                                                                (8 portfolios);
                                                                                                                Utopia Funds (4
                                                                                                                portfolios).
        -----------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES**

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General Counsel, and Secretary,
        ANSELMI           since 2003             New York Life Investment Management LLC (including
        10/19/46                                 predecessor advisory organizations) and New York Life
                                                 Investment Management Holdings LLC; Senior Vice President,
                                                 New York Life Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC; Secretary, NYLIM Service
                                                 Company LLC, NYLCAP Manager LLC, and Madison Capital Funding
                                                 LLC; Chief Legal Officer, Eclipse Funds, Eclipse Funds Inc.,
                                                 MainStay VP Series Fund, Inc., and McMorgan Funds; Managing
                                                 Director and Senior Counsel, Lehman Brothers Inc. (1998 to
                                                 1999); General Counsel and Managing Director, JP Morgan
                                                 Investment Management Inc. (1986 to 1998).
        -----------------------------------------------------------------------------------------------------

        ARPHIELA          Treasurer and          Director and Manager of Fund Accounting and Administration,
        ARIZMENDI         Principal Financial    New York Life Investment Management LLC (since 2003);
        10/26/56          and Accounting         Treasurer and Principal Financial and Accounting Officer,
                          Officer since 2005     Eclipse Funds, Eclipse Funds Inc., and McMorgan Funds (since
                                                 December 2005), and MainStay VP Series Fund, Inc. (since
                                                 March 2006); Assistant Treasurer, NYLIFE Distributors LLC;
                                                 Assistant Treasurer, The MainStay Funds, Eclipse Funds,
                                                 Eclipse Funds Inc., MainStay VP Series Fund, Inc., and
                                                 McMorgan Funds (1992 to December 2005).
        -----------------------------------------------------------------------------------------------------

        CHRISTOPHER O.    President since 2005   Executive Vice President, New York Life Investment
        BLUNT                                    Management LLC and New York Life Investment Management
        5/13/62                                  Holdings LLC (since 2004); Manager and Executive Vice
                                                 President, NYLIM Product Distribution, NYLIFE Distributors
                                                 LLC (since January 2005); Chairman, NYLIM Service Company
                                                 LLC (since March 2005); Chairman and Class C Director, New
                                                 York Life Trust Company, FSB (since 2004); Chairman, New
                                                 York Life Trust Company (since February 2005); President,
                                                 Eclipse Funds and Eclipse Funds Inc. (since 2005);
                                                 President, MainStay VP Series Fund, Inc. (since July 2006);
                                                 Chairman and Chief Executive Officer, Giving Capital, Inc.
                                                 (2001 to 2004); Chief Marketing Officer--Americas, Merrill
                                                 Lynch Investment Managers (1999 to 2001); President, Mercury
                                                 Funds Distributors (1999 to 2001).
        -----------------------------------------------------------------------------------------------------

        SCOTT T.          Vice President--       Director, New York Life Investment Management LLC (including
        HARRINGTON        Administration since   predecessor advisory organizations); Executive Vice
        2/8/59            2005                   President, New York Life Trust Company, and New York Life
                                                 Trust Company, FSB (since January 2006); Vice President--
                                                 Administration, MainStay VP Series Fund, Inc., Eclipse
                                                 Funds, and Eclipse Funds Inc. (since June 2005).
        -----------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     41

                          POSITION(S) HELD
                          WITH
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES**
        ALAN J.           Senior Vice President  Managing Director, Mutual Funds/Administration and Chief
        KIRSHENBAUM       since July 2006        Financial Officer of Retail Investments, New York Life
        6/25/71                                  Investment Management LLC (since July 2006); Senior Vice
                                                 President, Eclipse Funds, Eclipse Funds Inc., and MainStay
                                                 VP Series Fund, Inc. (since June 2006); Chief Financial
                                                 Officer, Bear Stearns Asset Management (1999 to May 2006).
        -----------------------------------------------------------------------------------------------------

        ALISON H.         Vice President--       Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           Compliance (2004 to    March 2006), and Managing Director and Chief Compliance
        12/16/65          June 2006); Senior     Officer (2003 to February 2006), New York Life Investment
                          Vice President and     Management LLC; Managing Director and Chief Compliance
                          Chief Compliance       Officer, New York Life Investment Management Holdings LLC
                          Officer since July     (2003 to present); Senior Managing Director, Compliance
                          2006                   (since March 2006) and Managing Director, Compliance (2003 to February 2006), NYLIFE Distributors LLC; Senior Vice
                                                 President and Chief Compliance Officer, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP Series Fund, Inc. (since
                                                 June 2006); Vice President--Compliance, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP Series Fund, Inc. (until
                                                 June 2006); Deputy Chief Compliance Officer, New York Life
                                                 Investment Management LLC (2002 to 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset Management (1999 to
                                                 2002).
        -----------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary since 2004   Managing Director and Associate General Counsel, New York
        MORRISON                                 Life Investment Management LLC (since 2004); Managing
        3/26/56                                  Director and Secretary, NYLIFE Distributors LLC; Secretary,
                                                 Eclipse Funds, Eclipse Funds Inc., and MainStay VP Series
                                                 Fund, Inc.; Chief Legal Officer--Mutual Funds and Vice
                                                 President and Corporate Counsel, The Prudential Insurance
                                                 Company of America (2000 to 2004).
        -----------------------------------------------------------------------------------------------------

        BRIAN A. MURDOCK  Chief Executive        Member of the Board of Managers and President (since 2004),
        3/14/56           Officer since July     and Chief Executive Officer (since July 2006), New York Life
                          2006                   Investment Management LLC and New York Life Investment
                                                 Management Holdings LLC; Senior Vice President, New York
                                                 Life Insurance Company (since 2004); Chairman of the Board and President, NYLIFE Distributors LLC (since 2004); Member of the Board of Managers, Madison Capital Funding LLC (since
                                                 2004); Member of the Board of Managers, NYLCAP Manager LLC
                                                 (since 2004); Chief Executive Officer, Eclipse Funds,
                                                 Eclipse Funds Inc. and MainStay VP Series Fund, Inc. (since
                                                 July 2006); Chief Operating Officer, Merrill Lynch
                                                 Investment Managers (2003 to 2004); Chief Investment
                                                 Officer, MLIM Europe and Asia (2001 to 2003); President of
                                                 Merrill Japan and Chairman of MLIM's Pacific Region (1999 to
                                                 2001).
        -----------------------------------------------------------------------------------------------------
        RICHARD W.        Vice President--Tax    Vice President, New York Life Insurance Company; Vice
        ZUCCARO           since 1991             President, New York Life Insurance and Annuity Corporation,
        12/12/49                                 New York Life Trust Company, FSB, NYLIFE Insurance Company
                                                 of Arizona, NYLIFE LLC, and NYLIFE Securities Inc.; Vice
                                                 President, Tax, NYLIFE Distributors LLC; Tax Vice President,
                                                 New York Life International, LLC, New York Life Trust
                                                 Company, and NYLIM Service Company LLC; Vice President--Tax,
                                                 Eclipse Funds and Eclipse Funds Inc. (since 1993), and
                                                 MainStay VP Series Fund, Inc. (since 1991).
        -----------------------------------------------------------------------------------------------------

 42   MainStay Diversified Income Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(2)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund(3)
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. Closed to new investors as of June 1, 2006.
4. An affiliate of New York Life Investment Management LLC.

                       Not part of the Semiannual Report

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C) 2006 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-AO8960      (RECYCLE SYMBOL)                        MS229-06  MSDI10-06/06

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    MID CAP VALUE FUND

                    Message from the President
                    and
                    Semiannual Report
                    Unaudited
                    April 30, 2006

MESSAGE FROM
THE PRESIDENT

Dear Shareholder,

The six months from November 1, 2005, through April 30, 2006, represented a generally positive period for the economy and for investors. Most U.S. stock indexes recorded strong returns for the six-month reporting period. According to Russell data, value stocks outperformed growth stocks among large-capitalization issues, while the reverse was true for mid-cap and small-cap stocks.

Strong demand kept prices for oil, metals, and several other commodities relatively high, which had a positive influence on energy and materials stocks and helped commodity-exporting emerging economies. Not all of the influence was positive, however. In the United States, rising fuel costs had a negative impact on airlines, automakers, and utilities.

According to preliminary estimates from the Bureau of Economic Analysis, real gross domestic product increased at an annual rate of 5.3% in the first quarter of 2006, up from 1.7% in the fourth quarter of 2005. Economic growth, elevated energy prices, and the potential for inflationary pressure moved the Federal Open Market Committee to raise the targeted federal funds rate four times during the reporting period, with a 25-basis-point increase on each occasion. (A basis point is one-hundredth of a percentage point.) At the end of April 2006, the federal funds target rate stood at 4.75%.

Rising interest rates affected different bonds in different ways, and for portions of the reporting period, the yield curve inverted with yields on two-, five-, and 10-year Treasurys exceeding those on 30-year Treasurys. By the end of April, however, the yield curve had regained a positive slope. Rising interest rates took a toll on bond prices, but many bond indexes recorded positive total returns for the six-month reporting period.

The yield differences (or spreads) between high-yield bonds and U.S. Treasurys were relatively narrow during the reporting period, which reduced the compensation investors received for taking on additional risk. Even so, default rates in the high-yield market remained near their historical lows. Convertible bonds were hurt by rising interest rates, but managed to capture a substantial percentage of the stock market's gain.

During the first-quarter of 2006, issuance in the leveraged-loan market was down relative to the same period a year ago, but noteworthy financings by Georgia Pacific and NRG provided abundant liquidity. As the pipeline for upcoming issues became less promising, spreads in the leveraged-loan market tended to contract. New-money issuance and refunding issuance also declined in the municipal bond market, but at the end of April 2006, insured municipal bonds yielded 88% of long Treasurys, making municipals one of the more attractive high-grade bond sectors.

At MainStay, we offer a wide variety of Funds that pursue their respective investment objectives by investing in appropriate segments of the market. Each Fund follows a disciplined investment approach that the portfolio manager seeks to consistently apply across various market environments. The investment objective, strategies, and process used by your Fund(s) are outlined in the prospectus.

It is our pleasure to announce that on May 17, 2006, Institutional Capital Corporation (ICAP), a premier value-equity institutional investment firm based in Chicago, signed a definitive agreement to join New York Life Investment Management. Subject to board and shareholder approval, ICAP's three mutual funds are expected to join the MainStay Fund family on or around August 31, 2006.

We are honored that you have chosen to invest with MainStay Funds. We hope that the breadth of our offerings, the quality of our service, and the performance of our Funds will encourage you to maintain a long-term perspective, regardless of how the markets may shift or your financial needs may evolve.

The semiannual report that follows gives you additional insight into the portfolio management decisions that affected the performance of your MainStay Fund investment during the six months ended April 30, 2006. Please read it carefully to gain broader perspective on the progress of your Fund.

Sincerely,


/s/ CHRISTOPHER O. BLUNT


Christopher O. Blunt

President


                       Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    MID CAP VALUE FUND

                    The MainStay Funds

                    Semiannual Report

                    Unaudited

                    April 30, 2006

TABLE OF CONTENTS

Semiannual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   9
--------------------------------------------------------------------------------

Portfolio of Investments                                                      11
--------------------------------------------------------------------------------

Financial Statements                                                          14
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 20
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                  25
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        25
--------------------------------------------------------------------------------

Special Meeting of Shareholders                                               25
--------------------------------------------------------------------------------

Trustees and Officers                                                         26

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE      SINCE
TOTAL RETURNS            MONTHS   YEAR    YEARS   INCEPTION
-----------------------------------------------------------
With sales charges        7.26%   13.39%  7.18%     11.31%
Excluding sales charges  13.51    19.98   8.40      12.10

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                MAINSTAY MID CAP VALUE FUND         RUSSELL MIDCAP VALUE INDEX
                                                                ---------------------------         --------------------------
6/1/98                                                                      9450                              10000
                                                                           11772                              10433
                                                                           13166                               9965
                                                                           15604                              11918
                                                                           16741                              12921
                                                                           13663                              11178
                                                                           17841                              15082
                                                                           19467                              18144
4/30/06                                                                    23358                              21486

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE      SINCE
TOTAL RETURNS            MONTHS   YEAR    YEARS   INCEPTION
-----------------------------------------------------------
With sales charges        8.07%   14.10%  7.31%     11.27%
Excluding sales charges  13.07    19.10   7.61      11.27

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                MAINSTAY MID CAP VALUE FUND         RUSSELL MIDCAP VALUE INDEX
                                                                ---------------------------         --------------------------
6/1/98                                                                     10000                              10000
                                                                           12375                              10433
                                                                           13736                               9965
                                                                           16149                              11918
                                                                           17205                              12921
                                                                           13938                              11178
                                                                           18050                              15082
                                                                           19562                              18144
4/30/06                                                                    23299                              21486

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE      SINCE
TOTAL RETURNS            MONTHS   YEAR    YEARS   INCEPTION
-----------------------------------------------------------
With sales charges       12.07%   18.10%  7.61%     11.27%
Excluding sales charges  13.07    19.10   7.61      11.27

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                MAINSTAY MID CAP VALUE FUND         RUSSELL MIDCAP VALUE INDEX
                                                                ---------------------------         --------------------------
6/1/98                                                                     10000                              10000
                                                                           12375                              10433
                                                                           13736                               9965
                                                                           16149                              11918
                                                                           17205                              12921
                                                                           13938                              11178
                                                                           18050                              15082
                                                                           19562                              18144
4/30/06                                                                    23299                              21486

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Class R1 shares are sold with no initial sales charge or CDSC and have no annual 12b-1 fee. Class R2 shares are sold with no initial sales charge or CDSC and have an annual 12b-1 fee of ..25%. Class R1 and R2 shares are available only through corporate-sponsored retirement programs, which include certain minimum program requirements. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. From inception (6/1/98) through 8/31/98, performance for Class C shares (first offered 9/1/98) includes the historical performance of Class B shares adjusted to reflect the applicable CDSC for Class C shares. From inception (6/1/98) through 12/31/03, performance for Class I, R1, and R2 shares (first offered 1/2/04) includes the historical performance of Class A shares adjusted to reflect the applicable fees and expenses for Class I, R1, and R2 shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     5

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE      SINCE
TOTAL RETURNS            MONTHS   YEAR    YEARS   INCEPTION
-----------------------------------------------------------
                         13.84%   20.59%  8.77%     12.45%

(PERFORMANCE GRAPH)

                                                                MAINSTAY MID CAP VALUE FUND         RUSSELL MIDCAP VALUE INDEX
                                                                ---------------------------         --------------------------
6/1/98                                                                     10000                              10000
                                                                           12487                              10433
                                                                           14002                               9965
                                                                           16638                              11918
                                                                           17897                              12921
                                                                           14642                              11178
                                                                           19178                              15082
                                                                           21001                              18144
4/30/06                                                                    25325                              21486

CLASS R1 SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE      SINCE
TOTAL RETURNS            MONTHS   YEAR    YEARS   INCEPTION
-----------------------------------------------------------
                         13.80%   20.48%  8.67%     12.34%

(PERFORMANCE GRAPH)

                                                                MAINSTAY MID CAP VALUE FUND         RUSSELL MIDCAP VALUE INDEX
                                                                ---------------------------         --------------------------
6/1/98                                                                     10000                              10000
                                                                           12474                              10433
                                                                           13973                               9965
                                                                           16586                              11918
                                                                           17823                              12921
                                                                           14567                              11178
                                                                           19063                              15082
                                                                           20863                              18144
4/30/06                                                                    25135                              21486

CLASS R2 SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE      SINCE
TOTAL RETURNS            MONTHS   YEAR    YEARS   INCEPTION
-----------------------------------------------------------
                         13.63%   20.12%  8.36%     12.03%

(PERFORMANCE GRAPH)

                                                                MAINSTAY MID CAP VALUE FUND         RUSSELL MIDCAP VALUE INDEX
                                                                ---------------------------         --------------------------
6/1/98                                                                     10000                              10000
                                                                           12444                              10433
                                                                           13904                               9965
                                                                           16460                              11918
                                                                           17642                              12921
                                                                           14385                              11178
                                                                           18766                              15082
                                                                           20477                              18144
4/30/06                                                                    24597                              21486

                                     SIX      ONE    FIVE      SINCE
BENCHMARK PERFORMANCE               MONTHS   YEAR    YEARS   INCEPTION
----------------------------------------------------------------------

Russell Midcap(R) Value Index(1)    13.58%   24.75%  13.69%    10.87%
Average Lipper mid cap value
  fund(2)                           14.08    23.84   12.24     10.46

1. The Russell Midcap(R) Value Index is an unmanaged index that measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. The Russell Midcap(R) Value Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 6   MainStay Mid Cap Value Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY MID CAP VALUE FUND

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2005, to April 30, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2005, through April 30, 2006.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            11/1/05           4/30/06           PERIOD(1)           4/30/06            PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,135.95           $ 7.15            $1,018.25            $ 6.76
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,132.00           $11.10            $1,014.50            $10.49
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,132.00           $11.10            $1,014.50            $10.49
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,139.05           $ 4.51            $1,020.75            $ 4.26
---------------------------------------------------------------------------------------------------------------------------

CLASS R1 SHARES                       $1,000.00         $1,138.65           $ 5.04            $1,020.25            $ 4.76
---------------------------------------------------------------------------------------------------------------------------

CLASS R2 SHARES                       $1,000.00         $1,137.10           $ 6.36            $1,019.00            $ 6.01
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.35% for Class A, 2.10% for Class B and Class C, 0.85% for Class I, 0.95% for Class R1, and 1.20% for Class R2) multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).

                                                     www.mainstayfunds.com     7

PORTFOLIO COMPOSITION AS OF APRIL 30, 2006

(COMPOSITION PIE CHART)

Common Stocks                                                                     92.2
Short-Term Investments (collateral from securities lending                        22.9
  is 18.8%)
Investment Company                                                                 3.7
Written Call Option                                                               0.0*
Liabilities in Excess of Cash and Other Assets                                   (18.8)

* Less than one tenth of a percent.

See Portfolio of Investments on page 11 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  PMI Group, Inc. (The)
 2.  Molex, Inc., Class A
 3.  iShares Russell Midcap Value Index Fund
 4.  Kroger Co. (The)
 5.  Cadbury Schweppes PLC, Sponsored ADR
 6.  Hartford Financial Services Group, Inc. (The)
 7.  Abitibi-Consolidated, Inc.
 8.  Genworth Financial, Inc., Class A
 9.  Sovereign Bancorp, Inc.
10.  Compass Bancshares, Inc.

 8   MainStay Mid Cap Value Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Richard A. Rosen, CFA, and Mark T. Spellman of MacKay Shields LLC

HOW DID MAINSTAY MID CAP VALUE FUND PERFORM RELATIVE TO ITS BENCHMARK AND ITS PEERS DURING THE SIX-MONTH REPORTING PERIOD?

Excluding all sales charges, MainStay Mid Cap Value Fund returned 13.51% for Class A shares, 13.07% for Class B shares, and 13.07% for Class C shares for the six months ended April 30, 2006. Over the same period, the Fund's Class I shares returned 13.84%, Class R1 shares returned 13.80%, and Class R2 shares returned 13.63%. Class I, Class R1, and Class R2 shares outperformed--and Class A, Class B, and Class C shares underperformed--the 13.58% return of the Russell Midcap(R) Value Index,(1) the Fund's broad-based securities-market index, for the six-month period. All share classes underperformed the 14.08% return of the average Lipper(2) mid-cap value fund for the six months ended April 30, 2006.

WHAT WERE SOME OF THE FUND'S STRONG PERFORMERS DURING THE REPORTING PERIOD?

Energy-related holdings were among the strongest contributors to the Fund's performance. Contract drillers Transocean and Rowan each benefited from higher oil and natural gas prices, which fostered the perception that day rates could continue to rise if an already tight supply of drilling rigs became even tighter because of infrastructure damage in the Gulf of Mexico. Earnings at both companies came in better than expected throughout the reporting period, which raised expectations and drove each company's stock price higher. We reduced the Fund's holdings in both companies as their shares approached the price targets we had previously set.

Another strong performer was Canadian newsprint manufacturer Abitibi-Consolidated. With rising energy costs and weaker-than-expected demand, materials stocks faced difficulties in early 2005. During the reporting period, however, Abitibi-Consolidated shares bounced back strongly on improved cost initiatives, monetization of noncore operations, reduced excess capacity, and optimism about stabilization in the newsprint market. Other materials holdings generally added value to the Fund.

WHICH STOCKS DETRACTED FROM THE FUND'S RESULTS?

Shares of TRW Automotive Holdings hurt the Fund's performance, despite solid earnings reports. Virtually the entire automotive group was swept up in the negative speculation surrounding General Motors' condition, Delphi Automotive's bankruptcy, and a potential industry strike. We used the weakness in TRW Automotive's stock to add to the Fund's position, because we felt that these industry concerns would be short-lived. We further believed that the company's significant revenue exposure to the European market and to non-U.S. manufacturers helped mitigate downside risk.

A position in newspaper publisher and broadcast company Gannett also hurt the Fund's performance. With the Internet gaining popularity as a news source, investors worried about subscriber growth and advertising revenue throughout the newspaper industry. While we're aware of these concerns and monitor them, we also believe that Gannett's shares have remained attractive on a valuation basis and represent good value for a premium franchise.

PPL is a utility that detracted from the Fund's results. Fortunately, the Fund's underweighted position in the utilities sector added value when the sector as a whole underperformed the Russell Midcap(R) Value Index on concerns about valuation and the impact of higher interest rates.


The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or that they may even go down in value. Mid-capitalization companies are generally less established and their stocks may be more volatile and less liquid than the securities of large companies. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains.
1. See footnote on page 6 for more information on the Russell Midcap(R) Value Index.
2. See footnote on page 6 for more information on Lipper Inc.

                                                     www.mainstayfunds.com     9

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

During the reporting period, the Fund dramatically decreased its energy weighting relative to the Russell Midcap(R) Value Index by paring back on holdings that approached our previously established price targets. We modestly increased the Fund's weightings in financials, consumer discretionary, and health care. As of April 30, 2006, the Fund held overweighted positions relative to the Russell Midcap(R) Value Index in energy, materials, and industrials. On the same date, the Fund was underweighted relative to this Index in the financials, utilities, information technology, and consumer discretionary sectors. Compared to the Russell Midcap(R) Value Index, the Fund held a relatively neutral allocation in health care.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 10   MainStay Mid Cap Value Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2006 UNAUDITED


                                                           SHARES          VALUE
COMMON STOCKS (92.2%)+
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.6%)
Raytheon Co.                                              139,842   $  6,190,805
                                                                    ------------

AUTO COMPONENTS (1.8%)
TRW Automotive Holdings Corp. (a)                         320,800      7,115,344
                                                                    ------------
BUILDING PRODUCTS (1.9%)
American Standard Cos., Inc.                              175,100      7,622,103
                                                                    ------------
CHEMICALS (4.6%)
Arch Chemicals, Inc.                                      222,282      6,548,428
Chemtura Corp. (b)                                        531,200      6,480,640
Olin Corp.                                                266,525      5,477,089
                                                                    ------------
                                                                      18,506,157
                                                                    ------------
COMMERCIAL BANKS (7.8%)
V  Compass Bancshares, Inc.                               163,114      8,964,745
KeyCorp (b)                                               216,700      8,282,274
Marshall & Ilsley Corp.                                   145,943      6,672,514
North Fork Bancorporation, Inc.                           236,800      7,134,784
                                                                    ------------
                                                                      31,054,317
                                                                    ------------
COMMERCIAL SERVICES & SUPPLIES (1.7%)
Pitney Bowes, Inc.                                        166,911      6,985,225
                                                                    ------------

COMMUNICATIONS EQUIPMENT (1.7%)
Lucent Technologies, Inc. (a)                           2,386,700      6,658,893
                                                                    ------------
CONTAINERS & PACKAGING (2.3%)
Owens-Illinois, Inc. (a)                                  219,500      4,012,460
Temple-Inland, Inc. (b)                                   110,900      5,150,196
                                                                    ------------
                                                                       9,162,656
                                                                    ------------
DIVERSIFIED CONSUMER SERVICES (1.7%)
H&R Block, Inc.                                           291,300      6,650,379
                                                                    ------------

ELECTRIC UTILITIES (4.4%)
Entergy Corp.                                              76,287      5,335,513
FirstEnergy Corp.                                          81,488      4,132,256
PPL Corp.                                                 270,800      7,864,032
                                                                    ------------
                                                                      17,331,801
                                                                    ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (3.8%)
V  Molex, Inc. Class A                                    468,300     15,055,845
                                                                    ------------


                                                           SHARES          VALUE
ENERGY EQUIPMENT & SERVICES (9.5%)
Diamond Offshore Drilling, Inc. (b)                        64,800   $  5,881,896
ENSCO International, Inc.                                 138,922      7,430,938
GlobalSantaFe Corp.                                        87,856      5,377,666
Pride International, Inc. (a)                             132,300      4,615,947
Rowan Cos., Inc.                                          167,700      7,434,141
Transocean, Inc. (a)                                       85,600      6,939,592
                                                                    ------------
                                                                      37,680,180
                                                                    ------------
FOOD & STAPLES RETAILING (3.1%)
V  Kroger Co. (The) (a)                                   602,200     12,200,572
                                                                    ------------

FOOD PRODUCTS (4.9%)
V  Cadbury Schweppes PLC, Sponsored ADR (b)(c)            296,300     11,840,148
General Mills, Inc.                                       142,000      7,006,280
J.M. Smucker Co. (The)                                     14,000        549,640
                                                                    ------------
                                                                      19,396,068
                                                                    ------------
HEALTH CARE PROVIDERS & SERVICES (2.2%)
Apria Healthcare Group, Inc. (a)                          111,400      2,439,660
Universal Health Services, Inc. Class B (b)               127,000      6,450,330
                                                                    ------------
                                                                       8,889,990
                                                                    ------------
INSURANCE (7.3%)
V  Genworth Financial, Inc. Class A                       296,500      9,843,800
V  Hartford Financial Services Group, Inc. (The)
  (b)                                                     120,547     11,081,886
PartnerRe, Ltd.                                            97,100      6,073,605
SAFECO Corp.                                               39,500      2,050,050
                                                                    ------------
                                                                      29,049,341
                                                                    ------------
IT SERVICES (2.0%)
Computer Sciences Corp. (a)                               135,352      7,924,860
                                                                    ------------

LEISURE EQUIPMENT & PRODUCTS (1.0%)
Mattel, Inc.                                              247,100      3,998,078
                                                                    ------------

MACHINERY (1.0%)
Timken Co. (The)                                          115,400      4,027,460
                                                                    ------------

MEDIA (4.1%)
Gannett Co., Inc.                                         128,400      7,062,000
Regal Entertainment Group Class A (b)                      97,400      2,047,348
Tribune Co.                                               247,100      7,123,893
                                                                    ------------
                                                                      16,233,241
                                                                    ------------
METALS & MINING (1.9%)
Inco, Ltd. (b)                                            135,900      7,674,273
                                                                    ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    11


                                                           SHARES          VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
MULTI-UTILITIES (2.9%)
PG&E Corp.                                                129,625   $  5,164,260
Public Service Enterprise Group, Inc. (b)                 105,000      6,583,500
                                                                    ------------
                                                                      11,747,760
                                                                    ------------
PAPER & FOREST PRODUCTS (2.6%)
V  Abitibi-Consolidated, Inc. (b)                       2,342,200     10,211,992
                                                                    ------------
PHARMACEUTICALS (2.6%)
Forest Laboratories, Inc. (a)                             125,100      5,051,538
KOS Pharmaceuticals, Inc. (a)                             107,000      5,178,800
                                                                    ------------
                                                                      10,230,338
                                                                    ------------
REAL ESTATE INVESTMENT TRUSTS (1.7%)
General Growth Properties, Inc. (b)                        60,448      2,838,034
Highwoods Properties, Inc.                                130,763      4,124,265
                                                                    ------------
                                                                       6,962,299
                                                                    ------------
ROAD & RAIL (2.5%)
Burlington Northern Santa Fe Corp.                         52,995      4,214,692
CSX Corp.                                                  83,661      5,729,942
                                                                    ------------
                                                                       9,944,634
                                                                    ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.5%)
Advanced Micro Devices, Inc. (a)(b)                        63,700      2,060,695
                                                                    ------------

SOFTWARE (0.4%)
BMC Software, Inc. (a)                                     72,900      1,570,266
                                                                    ------------

SPECIALTY RETAIL (0.7%)
Gap, Inc. (The)                                           161,400      2,919,726
                                                                    ------------

THRIFTS & MORTGAGE FINANCE (7.1%)
V  PMI Group, Inc. (The)                                  398,500     18,390,775
V  Sovereign Bancorp, Inc. (b)                            439,621      9,746,397
                                                                    ------------
                                                                      28,137,172
                                                                    ------------
WIRELESS TELECOMMUNICATION SERVICES (0.9%)
ALLTEL Corp.                                               57,413      3,695,675
                                                                    ------------
Total Common Stocks
  (Cost $300,673,508)                                                366,888,145
                                                                    ------------


                                                           SHARES          VALUE
INVESTMENT COMPANY (3.7%)
--------------------------------------------------------------------------------
V  iShares Russell Midcap Value Index Fund (b)(d)         110,000   $ 14,825,800
                                                                    ------------
Total Investment Company
  (Cost $13,208,327)                                                  14,825,800
                                                                    ------------
                                                        PRINCIPAL
                                                           AMOUNT
SHORT-TERM INVESTMENTS (22.9%)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (9.7%)
Banco Santander Central Hispano S.A.
  4.722%, due 5/8/06 (e)                            $   3,557,068      3,557,068
Charta LLC
  4.919%, due 5/30/06 (e)                               1,778,534      1,778,534
CIESCO, Inc.
  4.798%, due 5/19/06 (e)                               2,106,021      2,106,021
Den Danske Bank
  4.773%, due 5/5/06 (e)                                2,987,937      2,987,937
Fairway Finance Corp.
  4.891%, due 5/22/06 (e)                               2,134,241      2,134,241
General Electric Capital Corp.
  5.001%, due 6/26/06 (e)                               2,342,068      2,342,068
Grampian Funding LLC
  4.785%, due 5/3/06 (e)                                1,778,534      1,778,534
Greyhawk Funding
  4.878%, due 5/18/06 (e)                               2,120,795      2,120,795
Jupiter Securitization Corp.
  4.834%, due 5/3/06 (e)                                  921,974        921,974
Lexington Parker Capital Co.
  4.914%, due 5/16/06 (e)                               1,412,660      1,412,660
Liberty Street Funding Co.
  4.87%, due 5/18/06 (e)                                1,408,451      1,408,451
Merrill Lynch & Co., Inc.
  4.75%, due 5/1/06                                     3,000,000      3,000,000
Rabobank USA Finance Corp.
  4.81%, due 5/1/06                                    12,995,000     12,995,000
                                                                    ------------
Total Commercial Paper
  (Cost $38,543,283)                                                  38,543,283
                                                                    ------------

 12   MainStay Mid Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                           SHARES          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
x
INVESTMENT COMPANY (0.7%)
BGI Institutional Money Market Fund (e)                 2,685,206   $  2,685,206
                                                                    ------------
Total Investment Company
  (Cost $2,685,206)                                                    2,685,206
                                                                    ------------
                                                        PRINCIPAL
                                                           AMOUNT
x
REPURCHASE AGREEMENT (0.3%)
Morgan Stanley & Co.
  4.98%, dated 4/28/06
  due 5/1/06
  Proceeds at Maturity $1,113,412
  (Collateralized by various bonds with a
  Principal Amount of $1,154,546 and a Market
  Value
  of $1,145,854) (e)                                $   1,112,950      1,112,950
                                                                    ------------
Total Repurchase Agreement
  (Cost $1,112,950)                                                    1,112,950
                                                                    ------------
TIME DEPOSITS (12.2%)
Abbey National PLC
  4.78%, due 5/9/06 (e)                                 3,557,067      3,557,067
ABN Amro Bank N.V.
  4.84%, due 5/19/06 (e)                                3,557,067      3,557,067
Banco Bilbao Vizcaya Argentaria S.A.
  4.905%, due 5/24/06 (e)                               2,845,654      2,845,654
Bank of America
  4.77%, due 5/26/06 (e)(f)                             3,557,067      3,557,067
Bank of Montreal
  4.78%, due 5/8/06 (e)                                 3,557,068      3,557,068
Bank of Nova Scotia
  4.78%, due 5/10/06 (e)                                2,738,942      2,738,942
Barclays
  4.95%, due 6/20/06 (e)                                2,845,654      2,845,654
BNP Paribas
  4.80%, due 5/12/06 (e)                                3,557,067      3,557,067
Calyon
  4.955%, due 6/19/06 (e)                               3,557,067      3,557,067
Credit Suisse First Boston Corp.
  4.91%, due 6/5/06 (e)                                 3,557,067      3,557,067
Fortis Bank
  4.77%, due 5/9/06 (e)                                 3,557,067      3,557,067
Nordea Bank Finland PLC
  5.00%, due 6/27/06 (e)                                3,557,068      3,557,068

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
TIME DEPOSITS (CONTINUED)
Societe Generale
  4.73%, due 5/9/06 (e)                             $   3,557,068   $  3,557,068
UBS AG
  4.77%, due 5/4/06 (e)                                 4,624,188      4,624,188
                                                                    ------------
Total Time Deposits
  (Cost $48,625,111)                                                  48,625,111
                                                                    ------------
Total Short-Term Investments
  (Cost $90,966,550)                                                  90,966,550
                                                                    ------------
Total Investments
  (Cost $404,848,385) (h)                                   118.8%   472,680,495(i)
Liabilities in Excess of
  Cash and Other Assets                                     (18.8)   (74,784,237)
                                                    -------------   ------------
Net Assets                                                  100.0%  $397,896,258
                                                    =============   ============
                                                        NUMBER OF
                                                    CONTRACTS (g)          Value
x
WRITTEN CALL OPTION (0.0%)++
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES (0.0%)++
Pride International, Inc.
  Strike Price $35.00
  Expire 5/20/06                                             (673)  $    (84,125)
                                                                    ------------
Total Written Call Option
  (Premium Received $77,568)                                        $    (84,125)
                                                                    ============

++   Less than one tenth of a percent.
(a)  Non-income producing security.
(b)  Represents security, or a portion thereof, which is out on loan.
(c)  ADR--American Depositary Receipt.
(d)  Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(e)  Represents security, or a portion thereof, purchased
     with cash collateral received for securities on loan.
(f)  Floating rate. Rate shown is the rate in effect at April
     30, 2006.
(g)  One contract relates to 100 shares.
(h)  The cost for federal income tax purposes is
     $404,701,010.
(i)  At April 30, 2006 net unrealized appreciation was
     $67,979,485, based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $73,756,624 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $5,777,139.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2006 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $404,848,385) including
  $71,759,123 market value of securities
  loaned                                        $472,680,495
Cash                                                   1,409
Receivables:
  Investment securities sold                       1,277,757
  Dividends and interest                             408,255
  Fund shares sold                                   363,115
Other assets                                          39,052
                                                -------------
    Total assets                                 474,770,083
                                                -------------
LIABILITIES:
Written options, at value (premium $77,568)           84,125
Securities lending collateral                     74,971,550
Payables:
  Fund shares redeemed                               676,113
  Transfer agent                                     302,854
  Investment securities purchased                    297,086
  Manager                                            239,318
  NYLIFE Distributors                                211,544
  Professional                                        56,974
  Trustees                                             8,275
  Custodian                                            7,983
Accrued expenses                                      18,003
                                                -------------
    Total liabilities                             76,873,825
                                                -------------
Net assets                                      $397,896,258
                                                =============
COMPOSITION OF NET ASSETS:
Share of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized:
  Class A                                       $    100,739
  Class B                                             96,162
  Class C                                             24,495
  Class I                                                364
  Class R1                                                 1
  Class R2                                             2,124
Additional paid-in capital                       293,033,919
Accumulated undistributed net investment
  income                                             345,078
Accumulated net realized gain on investments,
  foreign currency transactions and written
  option transactions                             36,467,823
Net unrealized appreciation on investments        67,825,553
                                                -------------
Net assets                                      $397,896,258
                                                =============
CLASS A
Net assets applicable to outstanding shares     $182,183,374
                                                =============
Shares of beneficial interest outstanding         10,073,903
                                                =============
Net asset value per share outstanding           $      18.08
                                                =============
Maximum sales charge (5.50% of offering price)          1.05
                                                =============
Maximum offering price per share outstanding    $      19.13
                                                =============
CLASS B
Net assets applicable to outstanding shares     $168,328,828
                                                =============
Shares of beneficial interest outstanding          9,616,175
                                                =============
Net asset value and offering price per share
  outstanding                                   $      17.50
                                                =============
CLASS C
Net assets applicable to outstanding shares     $ 42,873,183
                                                =============
Shares of beneficial interest outstanding          2,449,484
                                                =============
Net asset value and offering price per share
  outstanding                                   $      17.50
                                                =============
CLASS I
Net assets applicable to outstanding shares     $    665,647
                                                =============
Shares of beneficial interest outstanding             36,442
                                                =============
Net asset value and offering price per share
  outstanding                                   $      18.27
                                                =============
CLASS R1
Net assets applicable to outstanding shares     $      1,336
                                                =============
Shares of beneficial interest outstanding                 73
                                                =============
Net asset value and offering price per share
  outstanding                                   $      18.24
                                                =============
CLASS R2
Net assets applicable to outstanding shares     $  3,843,890
                                                =============
Shares of beneficial interest outstanding            212,357
                                                =============
Net asset value and offering price per share
  outstanding                                   $      18.10
                                                =============

 14   MainStay Mid Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2006 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                  $ 3,243,360
  Interest                                           474,928
  Income from securities loaned--net                 106,931
                                                 ------------
    Total income                                   3,825,219
                                                 ------------
EXPENSES:
  Manager                                          1,370,646
  Distribution--Class B                              682,093
  Distribution--Class C                              160,445
  Transfer agent--Classes A, B and C                 624,993
  Transfer agent--Classes I, R1 and R2                 1,924
  Distribution/Service--Class A                      202,467
  Service--Class B                                   227,364
  Service--Class C                                    53,482
  Distribution/Service--Class R2                       4,548
  Registration                                        74,401
  Professional                                        53,747
  Shareholder communication                           38,354
  Recordkeeping                                       32,805
  Trustees                                            13,975
  Custodian                                           12,043
  Shareholder service--Class R1                          346
  Shareholder service--Class R2                        1,819
  Miscellaneous                                       12,956
                                                 ------------
    Total expenses before reimbursement            3,568,408
  Expense reimbursement from Manager                 (88,267)
                                                 ------------
    Net expenses                                   3,480,141
                                                 ------------
Net investment income                                345,078
                                                 ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN
CURRENCIES AND WRITTEN OPTION TRANSACTIONS:
Net realized gain on:
  Security transactions                           36,168,592
  Written option transactions                        152,639
  Foreign currency transactions                          435
                                                 ------------
Net realized gain on investments, foreign
  currency and written option transactions        36,321,666
                                                 ------------
Net change in unrealized appreciation
  (depreciation) on:
  Security transactions                           12,493,669
  Written option transactions                         (6,557)
                                                 ------------
Net change in unrealized appreciation on
  investments and written option transactions     12,487,112
                                                 ------------
Net realized and unrealized gain on
  investments, foreign currencies and written
  option transactions                             48,808,778
                                                 ------------
Net increase in net assets resulting from
  operations                                     $49,153,856
                                                 ============

(a) Dividends recorded net of foreign withholding taxes in the amount of $31,825.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    15

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2006 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2005

                                              2006           2005
INCREASE IN NET ASSETS:
Operations:
 Net investment income (loss)        $     345,078   $ (1,263,215)
 Net realized gain on investments,
  foreign currency and written
  option transactions                   36,321,666     26,396,504
 Net change in unrealized
  appreciation on investments and
  written option transactions           12,487,112      8,425,972
                                     ----------------------------
 Net increase in net assets
  resulting from operations             49,153,856     33,559,261
                                     ----------------------------

Distributions to shareholders:
 From net realized gain on investments:
   Class A                              (8,612,392)    (1,832,457)
   Class B                             (14,404,895)    (2,997,487)
   Class C                              (2,931,414)      (612,883)
   Class I                                 (39,704)        (4,372)
   Class R1                                (75,079)       (16,133)
   Class R2                               (238,105)       (13,805)
                                     ----------------------------
 Total distributions to
  shareholders                         (26,301,589)    (5,477,137)
                                     ----------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                              62,043,413     49,642,958
   Class B                               7,180,489     33,836,862
   Class C                               2,956,569     10,334,089
   Class I                                   1,800        577,360
   Class R1                                 21,400        211,547
   Class R2                                848,914      4,355,764
 Net asset value of shares issued to shareholders
  in reinvestment of distributions:
   Class A                               7,505,546      1,618,360
   Class B                              13,347,769      2,758,714
   Class C                               2,397,333        489,566
   Class I                                  39,704          4,372
   Class R1                                 75,079         16,133
   Class R2                                238,572         13,805
                                     ----------------------------
                                        96,656,588    103,859,530
 Cost of shares redeemed:
   Class A                             (26,719,926)   (49,885,936)
   Class B                             (68,042,459)   (35,551,146)
   Class C                              (7,530,886)   (11,165,156)
   Class I                                  (1,100)            --
   Class R1                             (1,283,576)      (224,818)
   Class R2                             (1,035,235)    (1,697,454)
                                     ----------------------------
                                      (104,613,182)   (98,524,510)
   Increase (decrease) in net
    assets derived from capital
    share transactions                  (7,956,594)     5,335,020
                                     ----------------------------
   Net increase in net assets           14,895,673     33,417,144

                                              2006           2005

NET ASSETS:
Beginning of period                  $ 383,000,585   $349,583,441
                                     ----------------------------
End of period                        $ 397,896,258   $383,000,585
                                     ============================
Accumulated undistributed net
 investment income at end of period  $     345,078   $         --
                                     ============================

 16   MainStay Mid Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                    www.mainstayfunds.com     17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                     CLASS A
                                            ----------------------------------------------------------
                                                                                        JANUARY 1,
                                            SIX MONTHS                                     2003*
                                              ENDED               YEAR ENDED              THROUGH
                                            APRIL 30,            OCTOBER 31,            OCTOBER 31,
                                             2006***          2005          2004           2003
Net asset value at beginning of period       $  17.04       $  15.71      $  13.50        $ 11.51
                                            ----------      --------      --------      -----------
Net investment income (loss)                     0.05           0.03          0.03           0.04
Net realized and unrealized gain (loss) on
  investments                                    2.16           1.54          2.18           1.97
                                            ----------      --------      --------      -----------
Total from investment operations                 2.21           1.57          2.21           2.01
                                            ----------      --------      --------      -----------
Less dividends and distributions:
  From net investment income                       --             --            --          (0.02)
  From net realized gain on investments         (1.17)         (0.24)           --             --
  In excess of net realized gains                  --             --            --             --
                                            ----------      --------      --------      -----------
Total dividends and distributions               (1.17)         (0.24)           --          (0.02)
                                            ----------      --------      --------      -----------
Net asset value at end of period             $  18.08       $  17.04      $  15.71        $ 13.50
                                            ==========      ========      ========      ===========
Total investment return (a)                     13.51%(b)      10.06%        16.37%         17.53%(b)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)                   0.57%(c)+      0.17%         0.27%          0.45%+
  Net expenses                                   1.35%+         1.35%         1.43%          1.54%+
  Expenses (before reimbursement)                1.40%+         1.42%         1.43%          1.54%+
Portfolio turnover rate                            22%            49%           33%            30%
Net assets at end of period (in 000's)       $182,183       $127,680      $116,396        $90,349

                                                         CLASS A
                                            ---------------------------------

                                                 YEAR ENDED DECEMBER 31,
                                             2002         2001         2000
Net asset value at beginning of period      $ 13.47      $ 13.14      $ 11.81
                                            -------      -------      -------
Net investment income (loss)                   0.06         0.12         0.21
Net realized and unrealized gain (loss) on
  investments                                 (1.90)        0.52         2.44
                                            -------      -------      -------
Total from investment operations              (1.84)        0.64         2.65
                                            -------      -------      -------
Less dividends and distributions:
  From net investment income                  (0.06)       (0.12)       (0.21)
  From net realized gain on investments       (0.06)       (0.19)       (1.02)
  In excess of net realized gains                --           --        (0.09)
                                            -------      -------      -------
Total dividends and distributions             (0.12)       (0.31)       (1.32)
                                            -------      -------      -------
Net asset value at end of period            $ 11.51      $ 13.47      $ 13.14
                                            =======      =======      =======
Total investment return (a)                  (13.67%)       4.88%       22.79%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)                 0.71%        0.95%        1.66%
  Net expenses                                 1.50%        1.53%        1.59%
  Expenses (before reimbursement)              1.50%        1.53%        1.59%
Portfolio turnover rate                          46%         100%         148%
Net assets at end of period (in 000's)      $80,442      $40,692      $32,782

                                                                    CLASS C
                                            --------------------------------------------------------
                                                                                      JANUARY 1,
                                            SIX MONTHS                                   2003*
                                              ENDED              YEAR ENDED             THROUGH
                                            APRIL 30,           OCTOBER 31,           OCTOBER 31,
                                             2006***         2005         2004           2003
Net asset value at beginning of period       $ 16.59        $ 15.41      $ 13.34        $ 11.42
                                            ----------      -------      -------      -----------
Net investment income (loss)                   (0.01)         (0.10)       (0.07)         (0.03)
Net realized and unrealized gain (loss) on
  investments                                   2.09           1.52         2.14           1.95
                                            ----------      -------      -------      -----------
Total from investment operations                2.08           1.42         2.07           1.92
                                            ----------      -------      -------      -----------
Less dividends and distributions:
  From net investment income                      --             --           --             --
  From net realized gain on investments        (1.17)         (0.24)          --             --
  In excess of net realized gains                 --             --           --             --
                                            ----------      -------      -------      -----------
Total dividends and distributions              (1.17)         (0.24)          --             --
                                            ----------      -------      -------      -----------
Net asset value at end of period             $ 17.50        $ 16.59      $ 15.41        $ 13.34
                                            ==========      =======      =======      ===========
Total investment return (a)                    13.07%(b)       9.27%       15.52%         16.81%(b)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)                 (0.14%)(c)+    (0.58%)      (0.48%)        (0.30%)+
  Net expenses                                  2.10%+         2.10%        2.18%          2.29%+
  Expenses (before reimbursement)               2.15%+         2.17%        2.18%          2.29%+
Portfolio turnover rate                           22%            49%          33%            30%
Net assets at end of period (in 000's)       $42,873        $42,654      $39,884        $33,501

                                                        CLASS C
                                            --------------------------------

                                                YEAR ENDED DECEMBER 31,
                                             2002         2001         2000
Net asset value at beginning of period      $ 13.41      $ 13.09      $11.78
                                            -------      -------      ------
Net investment income (loss)                  (0.01)        0.03        0.12
Net realized and unrealized gain (loss) on
  investments                                 (1.92)        0.51        2.42
                                            -------      -------      ------
Total from investment operations              (1.93)        0.54        2.54
                                            -------      -------      ------
Less dividends and distributions:
  From net investment income                     --        (0.03)      (0.12)
  From net realized gain on investments       (0.06)       (0.19)      (1.02)
  In excess of net realized gains                --           --       (0.09)
                                            -------      -------      ------
Total dividends and distributions             (0.06)       (0.22)      (1.23)
                                            -------      -------      ------
Net asset value at end of period            $ 11.42      $ 13.41      $13.09
                                            =======      =======      ======
Total investment return (a)                  (14.35%)       4.17%      21.83%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)                (0.04%)       0.20%       0.91%
  Net expenses                                 2.25%        2.28%       2.34%
  Expenses (before reimbursement)              2.25%        2.28%       2.34%
Portfolio turnover rate                          46%         100%        148%
Net assets at end of period (in 000's)      $28,183      $10,586      $2,803

*    The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of operations.
***  Unaudited.
+    Annualized.
(a)  Total return is calculated exclusive of sales charges. Classes I, R1 and R2 are not subject to sales charge.
(b)  Total Return is not annualized.
(c)  The difference between the net investment income ratio by class does not equal the difference between the net expense ratio by class due to the timing of purchases and redemptions of Fund shares in relation to the recognition of income of the Fund.

 18   MainStay Mid Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                CLASS B
    ------------------------------------------------------------------------------------------------
                                                JANUARY 1,
    SIX MONTHS                                     2003*
      ENDED                                       THROUGH
    APRIL 30,       YEAR ENDED OCTOBER 31,      OCTOBER 31,            YEAR ENDED DECEMBER 31,
     2006***          2005          2004           2003            2002          2001         2000
     $  16.59       $  15.41      $  13.34       $  11.42        $  13.41      $  13.09      $ 11.78
    ----------      --------      --------      -----------      --------      --------      -------
        (0.01)         (0.10)        (0.07)         (0.03)          (0.01)         0.03         0.12
         2.09           1.52          2.14           1.95           (1.92)         0.51         2.42
    ----------      --------      --------      -----------      --------      --------      -------
         2.08           1.42          2.07           1.92           (1.93)         0.54         2.54
    ----------      --------      --------      -----------      --------      --------      -------
           --             --            --             --              --         (0.03)       (0.12)
        (1.17)         (0.24)           --             --           (0.06)        (0.19)       (1.02)
           --             --            --             --              --            --        (0.09)
    ----------      --------      --------      -----------      --------      --------      -------
        (1.17)         (0.24)           --             --           (0.06)        (0.22)       (1.23)
    ----------      --------      --------      -----------      --------      --------      -------
     $  17.50       $  16.59      $  15.41       $  13.34        $  11.42      $  13.41      $ 13.09
    ==========      ========      ========      ===========      ========      ========      =======
        13.07%(b)       9.27%        15.52%         16.81%(b)      (14.35%)        4.17%       21.83%
        (0.12%)(c)+    (0.58%)       (0.48%)        (0.30%)+        (0.04%)        0.20%        0.91%
         2.10%+         2.10%         2.18%          2.29%+          2.25%         2.28%        2.34%
         2.15%+         2.17%         2.18%          2.29%+          2.25%         2.28%        2.34%
           22%            49%           33%            30%             46%          100%         148%
     $168,329       $207,348      $191,390       $156,116        $130,024      $105,146      $50,172

                      CLASS I                                           CLASS R1                          CLASS R2
    --------------------------------------------      --------------------------------------------      -------------
                                     JANUARY 2,                                        JANUARY 2,
    SIX MONTHS                         2004**         SIX MONTHS                         2004**         SIX MONTHS
      ENDED         YEAR ENDED         THROUGH          ENDED         YEAR ENDED         THROUGH          ENDED
    APRIL 30,       OCTOBER 31,      OCTOBER 31,      APRIL 30,       OCTOBER 31,      OCTOBER 31,      APRIL 30,
     2006***           2005             2004           2006***           2005             2004           2006***
      $17.16          $15.76           $14.81           $17.14          $15.76           $14.81           $17.04
    ----------      -----------      -----------      ----------      -----------      -----------      ----------
        0.10            0.04             0.07             0.10            0.07            (0.01)            0.06
        2.18            1.60             0.88             2.17            1.55             0.96             2.17
    ----------      -----------      -----------      ----------      -----------      -----------      ----------
        2.28            1.64             0.95             2.27            1.62             0.95             2.23
    ----------      -----------      -----------      ----------      -----------      -----------      ----------
          --              --               --               --              --               --               --
       (1.17)          (0.24)              --            (1.17)          (0.24)              --            (1.17)
          --              --               --               --              --               --               --
    ----------      -----------      -----------      ----------      -----------      -----------      ----------
       (1.17)          (0.24)              --            (1.17)          (0.24)              --            (1.17)
    ----------      -----------      -----------      ----------      -----------      -----------      ----------
      $18.27          $17.16           $15.76           $18.24          $17.14           $15.76           $18.10
    ==========      ===========      ===========      ==========      ===========      ===========      ==========
       13.84%(b)       10.48%            6.41%(b)        13.80%(b)       10.35%            6.41%(b)        13.63%(b)
        1.10%(c)+       0.37%            0.70%+           1.11%(c)+       0.43%            0.56%+           0.75%(c)+
        0.85%+          0.99%            1.00%+           0.95%+          1.09%            1.14%+           1.20%+
        0.90%+          1.06%            1.00%+           1.00%+          1.16%            1.14%+           1.25%+
          22%             49%              33%              22%             49%              33%              22%
      $  666          $  584           $    1           $    1          $1,170           $1,075           $3,844

               CLASS R2
     ----------------------------
                      JANUARY 2,
                        2004**
     YEAR ENDED         THROUGH
     OCTOBER 31,      OCTOBER 31,
        2005             2004
       $15.71           $14.81
     -----------      -----------
         0.01            (0.02)
         1.56             0.92
     -----------      -----------
         1.57             0.90
     -----------      -----------
           --               --
        (0.24)              --
           --               --
     -----------      -----------
        (0.24)              --
     -----------      -----------
       $17.04           $15.71
     ===========      ===========
        10.06%            6.08%(b)
         0.09%            0.26%+
         1.34%            1.44%+
         1.41%            1.44%+
           49%              33%
       $3,564           $  837

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    19

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises nineteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Mid Cap Value Fund (the "Fund"), a diversified fund.

The Fund currently offers six classes of shares, Class A shares, Class B shares, Class C shares, Class I shares, Class R1 shares and Class R2 shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Distribution of Class I shares, Class R1 shares and Class R2 shares commenced on January 2, 2004. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class I, Class R1 and Class R2 shares are not subject to a sales charge. The six classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation, and other rights and conditions except that Class B shares and Class C shares are subject to higher distribution fee rates than Class A shares and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares and Class R1 shares are not subject to a distribution or service fee. Class R1 and Class R2 shares are authorized to pay to New York Life Investment Management LLC, its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R1 or Class R2 shares, a shareholder service fee.

The Fund's investment objective is to realize maximum long-term total return from a combination of capital appreciation and income.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed in good faith by Board of Trustees to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's principal market is temporarily closed at a time when under normal conditions it would be open. At April 30, 2006, the Fund did not hold securities that were valued in such manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on securities, other than short-term securities, purchased for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts

 20   MainStay Mid Cap Value Fund
and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted and unrealized appreciation or depreciation is recorded to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, in exchange for the premium, the Fund foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase but, as long as the obligation as a writer continues, have retained the risk of loss should the price of the underlying security decline. By writing a covered put option, the Fund, in exchange for the premium, accepts the risk of decline in the market value of the underlying security or foreign currency below the exercise price. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of an option. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written, in a segregated account with its custodian.

The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security it anticipates purchasing. The Fund may purchase put options on its securities to protect against a decline in the value of the security or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option. (See Note 5 on page 23.)

(H) SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (See Note 5 on page 23.)

(I) INDEMNIFICATIONS. In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the

                                                    www.mainstayfunds.com     21

Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and indirect wholly-owned subsidiary of New York Life, acts as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual percentage of the Fund's average daily net assets as follows: 0.70% on assets up to $500 million and 0.65% on assets in excess of $500 million. The Manager has entered into a written expense limitation agreement, under which the Manager has agreed to reimburse the expenses of the Fund so that the total ordinary operating expenses (total annual fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed, on an annualized basis, 1.35% of the average daily net assets of the Class A shares. An equivalent reimbursement, in an equal amount of basis points, will be applied to the other share classes. The Manager, within three years of incurring such expenses, may recoup the amount of any management fee waiver or expense reimbursement from the Fund pursuant to this agreement if such recoupment does not cause the Fund to exceed existing expense limitations. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. For the six months ended April 30, 2006, the Manager earned fees from the Fund in the amount of $1,370,646, and waived its fee and/or reimbursed expenses in the amount of $88,267.

As of April 30, 2006, the amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Manager, and the related expiration dates are as follows:

               OCTOBER 31,
        2008                  2009               TOTAL
      $130,177              $88,267             $218,444
-------------------------------------------------------------

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and the Subadvisor, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.35% of the average daily net assets of the Fund. To the extent the Manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

(B) DISTRIBUTION, SERVICE AND SHAREHOLDER SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to Class A, Class B, Class C, and Class R2 shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A and Class R2 Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A and Class R2 shares, which is an expense of the Class A and Class R2 shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund. Class I and Class R1 shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

The Fund has adopted a shareholder services plan with respect to Class R1 and Class R2 shares. Under the terms of this plan, Class R1 and Class R2 shares are authorized to pay to NYLIM, its affiliates, or independent third-party providers, as compensation for services rendered, a shareholder services fee at the rate of 0.10% of the average daily net assets of the Fund's Class R1 and R2 shares.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $31,553 for the six months ended April 30, 2006. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $1,670, $130,272 and $2,912, respectively, for the six months ended April 30, 2006.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund for the six months ended April 30, 2006, amounted to $626,917.

(E) NON-INTERESTED TRUSTEES FEES. Non-Interested Trustees are paid an annual retainer fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual retainer fee of $20,000. The Audit and Compliance Committee Chairman receives an additional

 22   MainStay Mid Cap Value Fund

$2,000 for each meeting of the Audit and Compliance Committee attended and the Chairpersons of the Brokerage and Expense Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the respective Committee meetings attended. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/ Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus, the Fund only pays a portion of the fees identified above.

(F) CAPITAL. At April 30, 2006, New York Life and its affiliates held shares of Class R1 with a net asset value of $1,336. This represents 100% of the Class R1 shares net assets and 0.0% of the Fund's total net assets at April 30, 2006.

(G) OTHER. Pursuant to the Management Agreement, fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $5,493 for the six months ended April 30, 2006.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $32,805 for the six months ended April 30, 2006.

NOTE 4--FEDERAL INCOME TAX:

The tax character of distributions paid during the year ended October 31, 2005, shown in the Statement of Changes in Net Assets, are as follows:

                                           2005
Distributions paid from:
  Long-term capital gain             $5,477,137
-----------------------------------------------

NOTE 5--FUND SECURITIES LOANED AND WRITTEN OPTIONS:

As of April 30, 2006, the Fund had securities on loan with an aggregate market value of $71,759,123. The Fund received $74,971,550 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Securities purchased with collateral received are valued at amortized cost.

During the six months ended April 30, 2006, the Fund had the following transactions in Written Options:

                                                    NUMBER OF
                                                    CONTRACTS      PREMIUM
Options outstanding at October 31, 2005                    --   $       --
--------------------------------------------------------------------------
Options--written                                       (1,182)    (235,043)
--------------------------------------------------------------------------
Options--expired                                          509      157,475
--------------------------------------------------------------------------
Options outstanding at April 30, 2006                    (673)  $  (77,568)
--------------------------------------------------------------------------

NOTE 6--CUSTODIAN:

Investors Bank & Trust Company is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .070% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the six months ended April 30, 2006.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended April 30, 2006, purchases and sales of securities, other than short-term securities, were $81,803 and $111,096, respectively.

NOTE 9--CAPITAL SHARE TRANSACTIONS
(IN 000'S):

                                               SIX MONTHS ENDED
                                                APRIL 30, 2006*
                                          CLASS A   CLASS B   CLASS C

Shares sold                                3,665       423      176
---------------------------------------------------------------------
Shares issued in reinvestment of
  distributions                              448       822      148
---------------------------------------------------------------------
                                           4,113     1,245      324
---------------------------------------------------------------------
Shares redeemed                           (1,530)   (4,130)    (446)
---------------------------------------------------------------------
Net increase (decrease)                    2,583    (2,885)    (122)
---------------------------------------------------------------------

                                                    www.mainstayfunds.com     23

                                                SIX MONTHS ENDED
                                                 APRIL 30, 2006*
                                          CLASS I   CLASS R1   CLASS R2
Shares sold                                   --(a)       1       49
-----------------------------------------------------------------------
Shares issued in reinvestment of
  distributions                                2          5       14
-----------------------------------------------------------------------
                                               2          6       63
-----------------------------------------------------------------------
Shares redeemed                               --(a)     (74)     (60)
-----------------------------------------------------------------------
Net increase (decrease)                        2        (68)       3
-----------------------------------------------------------------------

                                                  YEAR ENDED
                                               OCTOBER 31, 2005
                                          CLASS A   CLASS B   CLASS C
Shares sold                                2,913     2,037      623
---------------------------------------------------------------------
Shares issued in reinvestment of
  distributions                               99       172       31
---------------------------------------------------------------------
                                           3,012     2,209      654
---------------------------------------------------------------------
Shares redeemed                           (2,930)   (2,130)    (671)
---------------------------------------------------------------------
Net increase (decrease)                       82        79      (17)
---------------------------------------------------------------------

                                                   YEAR ENDED
                                                OCTOBER 31, 2005
                                          CLASS I   CLASS R1   CLASS R2
Shares sold                                   34         12      254
-----------------------------------------------------------------------
Shares issued in reinvestment of
  distributions                               --(a)       1        1
-----------------------------------------------------------------------
                                              34         13      255
-----------------------------------------------------------------------
Shares redeemed                               --        (13)     (99)
-----------------------------------------------------------------------
Net increase                                  34         --(a)   156
-----------------------------------------------------------------------

*   Unaudited.
(a) Less than one-thousand.

NOTE 10--OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises have cooperated fully and completed responding to these requests. As previously reported in response to those requests for information and, as noted in the notes to the year-end 2004 and 2005 financial statements of each fund of the Trust, NYLIM had been a party to arrangements with certain registered representatives of broker-dealers relating to the level of trading by clients of those registered representatives in shares of certain funds of the Trust. All such arrangements were terminated by the fourth quarter of 2003. NYLIM and the Trustees of the Trust have reviewed the possible dilutive effects that transactions under those arrangements and certain other levels of trading by fund shareholders over the period from 1999 to 2003 may have had on the funds. As a result of this review, in December 2005, NYLIM made payments totaling $5.882 million to nine MainStay funds. No payment was made with respect to the MainStay Mid Cap Value Fund. NYLIM has reimbursed or paid all expenses relating to the Board of Trustees' review of this matter, as well as substantially all of the costs associated with the other regulatory matters described in this note.

In a separate matter, the Securities and Exchange Commission has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that fund, as well as the related guarantee disclosure to fund shareholders. Discussions have been held with the Securities and Exchange Commission concerning a possible resolution of this matter. There can be no assurance of the outcome of these efforts.

 24   MainStay Mid Cap Value Fund

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investment Management LLC ("NYLIM") uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-202-551-5850); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

SPECIAL MEETING OF SHAREHOLDERS

Pursuant to notice, a special meeting and three adjournment meetings (pertaining only to certain Funds) of the shareholders of The MainStay Funds (the "Trust") were held on March 27, April 17, May 8, and June 8, 2006, respectively, at the Parsippany, New Jersey offices of New York Life Investment Management LLC. The purpose of the meetings was to present the following proposals for shareholder consideration:

1. To elect the following individuals to the Board of Trustees of the Trust;

  - Charlynn Goins
  - Edward J. Hogan
  - Alan R. Latshaw
  - Terry L. Lierman
  - John B. McGuckian
  - Donald E. Nickelson
  - Richard S. Trutanic
  - Gary E. Wendlandt (Interested Trustee)

There are no other Trustees of the Trust.

2. To grant the Trust the approval to enter into and materially amend agreements with Subadvisors on behalf of one or more of the Funds without obtaining shareholder approval; and

3. To approve the amendment of certain fundamental investment restrictions.

No other business came before the special meetings.

Each of the proposals listed above was passed by the shareholders of the Fund as shown below.

                                                VOTES      VOTES
MID CAP VALUE FUND               VOTES FOR     AGAINST   WITHHELD       TOTAL
PROPOSAL #1-ELECTION OF TRUSTEES
--------------------------------------------------------------------------------
a. Charlynn Goins               11,357,352            0    776,413   12,133,765
--------------------------------------------------------------------------------
b. Edward J. Hogan              33,347,982            0    785,782   34,133,764
--------------------------------------------------------------------------------
c. Alan R. Latshaw              11,351,293            0    782,471   12,133,764
--------------------------------------------------------------------------------
d. Terry L. Lierman             11,349,614            0    784,151   12,133,765
--------------------------------------------------------------------------------
e. John B. McGuckian            11,340,006            0    793,759   12,133,765
--------------------------------------------------------------------------------
f. Donald E. Nickelson          11,344,914            0    788,850   12,133,764
--------------------------------------------------------------------------------
g. Richard S. Trutanic          11,354,173            0    779,591   12,133,764
--------------------------------------------------------------------------------
h. Gary E Wendlandt             11,365,005            0    768,759   12,133,764
--------------------------------------------------------------------------------
PROPOSAL #2-APPROVAL TO ENTER INTO AND MATERIALLY AMEND AGREEMENTS
--------------------------------------------------------------------------------
                                 8,202,824      284,639    714,102    9,201,565
--------------------------------------------------------------------------------
PROPOSAL #3-AMENDMENT TO CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------
a. Borrowing                     8,229,656      249,862    722,046    9,201,564
--------------------------------------------------------------------------------
b. Senior Securities             8,249,332      220,247    731,986    9,201,565
--------------------------------------------------------------------------------
c. Underwriting Securities       8,257,022      206,236    738,307    9,201,565
--------------------------------------------------------------------------------
d. Real Estate                   8,257,783      210,550    733,231    9,201,564
--------------------------------------------------------------------------------
e. Commodities                   8,229,393      240,999    731,172    9,201,564
--------------------------------------------------------------------------------
f. Making Loans                  8,224,891      246,310    730,363    9,201,564
--------------------------------------------------------------------------------
g. Concentration of
  Investments                    8,258,171      212,962    730,433    9,201,566
--------------------------------------------------------------------------------
h. Diversification               8,286,576      194,555    720,435    9,201,566
--------------------------------------------------------------------------------

This resulted in approval of the proposals.

                                                    www.mainstayfunds.com     25

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, as of July 1, 2006, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the Trustees then in office will call a shareholder meeting for the election of Trustees, or
(2) his or her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

        GARY E.           Indefinite; Chairman   Chairman and Manager, New York Life               62           Chairman and
        WENDLANDT         since 2002, Chief      Investment Management LLC (including                           Director,
        10/8/50           Executive Officer      predecessor advisory organizations) and                        MainStay VP
                          (2004 to June 2006),   New York Life Investment Management                            Series Fund,
                          and Trustee since      Holdings LLC; Chief Executive Officer,                         Inc.
                          2000                   New York Life Investment Management LLC
                                                 and New York Life Investment Management
                                                 Holdings LLC (2000 to June 2006); Senior
                                                 Executive Vice President for Investment
                                                 and Finance, New York Life Insurance
                                                 Company (since July 2006); Executive
                                                 Vice President, New York Life Insurance
                                                 Company (1999 to June 2006); Executive
                                                 Vice President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC,
                                                 Madison Capital Funding LLC, and NYLCAP
                                                 Manager LLC; Manager, MacKay Shields
                                                 LLC; Executive Vice President, New York
                                                 Life Insurance and Annuity Corporation;
                                                 Chairman, and Director, MainStay VP
                                                 Series Fund, Inc. (25 portfolios); Chief
                                                 Executive Officer, MainStay VP Series
                                                 Fund, Inc. (2002 to June 2006); Chief
                                                 Executive Officer, Eclipse Funds (3
                                                 Portfolios) and Eclipse Funds Inc. (15
                                                 Portfolios) (2005 to June 2006);
                                                 Executive Vice President and Chief
                                                 Investment Officer, MassMutual Life
                                                 Insurance Company (1993 to 1999).
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        CHARLYNN GOINS    Indefinite; Trustee    Retired. Chairperson of the Board, New            19           None
        9/15/42           since 2001             York City Health and Hospital
                                                 Corporation.
        -----------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Indefinite; Trustee    Rear Admiral U.S. Navy (Retired);                 19           None
        8/17/32           since 1996             Independent Management Consultant (1997
                                                 to 2002).
        -----------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Indefinite; Trustee    Chair, Maryland Democratic Party;                 19           None
        1/4/48            since 1991             Chairman, Smartpaper Networks
                                                 Corporation (communications); Partner,
                                                 Health Ventures LLC (2001 to 2005); Vice
                                                 Chair, Employee Health Programs (1990 to
                                                 2002); Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc.
                                                 (1984 to 2001).
        -----------------------------------------------------------------------------------------------------------------------
        JOHN B.           Indefinite; Trustee    Chairman, Ulster Television Plc; Pro              19           Non-Executive
        MCGUCKIAN         since 1997             Chancellor, Queen's University (1985 to                        Director,
        11/13/39                                 2001).                                                         Allied Irish
                                                                                                                Banks Plc;
                                                                                                                Chairman and
                                                                                                                Non-Executive
                                                                                                                Director, Irish
                                                                                                                Continental
                                                                                                                Group, Plc;
                                                                                                                Chairman, AIB
                                                                                                                Group (UK) Plc;
                                                                                                                Non-Executive
                                                                                                                Director,
                                                                                                                Unidare Plc.
        -----------------------------------------------------------------------------------------------------------------------

     * A Trustee is considered to be an interested person of the Trust within the meaning of the 1940 Act because of an affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past Five Years." All Trustees not considered to be interested persons of the Trust are referred to as "Non-Interested Trustees."

 26   MainStay Mid Cap Value Fund

                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        DONALD E.         Indefinite; Trustee    Retired. Vice Chairman, Harbour Group             19           Director,
        NICKELSON         since 1994 and Lead    Industries, Inc. (leveraged buyout                             Adolor
        12/9/32           Non-Interested         firm); President, PaineWebber Group                            Corporation;
                          Trustee since 2000     (1988 to 1990).                                                Director, First
                                                                                                                Advantage
                                                                                                                Corporation.
        -----------------------------------------------------------------------------------------------------------------------

        RICHARD S.        Indefinite; Trustee    Chairman (1990 to present) and Chief              19           None
        TRUTANIC          since 1994             Executive Officer (1990 to 1999),
        2/13/52                                  Somerset Group (financial advisory
                                                 firm); Managing Director and Advisor,
                                                 The Carlyle Group (private investment
                                                 firm) (2002 to 2004); Senior Managing
                                                 Director, Groupe Arnault (private
                                                 investment firm) (1999 to 2002).
        -----------------------------------------------------------------------------------------------------------------------

        ALAN R. LATSHAW   Indefinite; Trustee    Retired. Partner, Ernst & Young LLP               19           State Farm
        3/27/51           and Audit Committee    (2002 to 2003); Partner, Arthur Andersen                       Associates
                          Financial Expert       LLP (1976 to 2002).                                            Funds Trusts (4
                          since 2006                                                                            portfolios);
                                                                                                                State Farm
                                                                                                                Mutual Fund
                                                                                                                Trust (15
                                                                                                                portfolios);
                                                                                                                State Farm
                                                                                                                Variable
                                                                                                                Product Trust
                                                                                                                (8 portfolios);
                                                                                                                Utopia Funds (4
                                                                                                                portfolios).
        -----------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES**

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General Counsel, and Secretary,
        ANSELMI           since 2003             New York Life Investment Management LLC (including
        10/19/46                                 predecessor advisory organizations) and New York Life
                                                 Investment Management Holdings LLC; Senior Vice President,
                                                 New York Life Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC; Secretary, NYLIM Service
                                                 Company LLC, NYLCAP Manager LLC, and Madison Capital Funding
                                                 LLC; Chief Legal Officer, Eclipse Funds, Eclipse Funds Inc.,
                                                 MainStay VP Series Fund, Inc., and McMorgan Funds; Managing
                                                 Director and Senior Counsel, Lehman Brothers Inc. (1998 to
                                                 1999); General Counsel and Managing Director, JP Morgan
                                                 Investment Management Inc. (1986 to 1998).
        -----------------------------------------------------------------------------------------------------

        ARPHIELA          Treasurer and          Director and Manager of Fund Accounting and Administration,
        ARIZMENDI         Principal Financial    New York Life Investment Management LLC (since 2003);
        10/26/56          and Accounting         Treasurer and Principal Financial and Accounting Officer,
                          Officer since 2005     Eclipse Funds, Eclipse Funds Inc., and McMorgan Funds (since
                                                 December 2005), and MainStay VP Series Fund, Inc. (since
                                                 March 2006); Assistant Treasurer, NYLIFE Distributors LLC;
                                                 Assistant Treasurer, The MainStay Funds, Eclipse Funds,
                                                 Eclipse Funds Inc., MainStay VP Series Fund, Inc., and
                                                 McMorgan Funds (1992 to December 2005).
        -----------------------------------------------------------------------------------------------------

        CHRISTOPHER O.    President since 2005   Executive Vice President, New York Life Investment
        BLUNT                                    Management LLC and New York Life Investment Management
        5/13/62                                  Holdings LLC (since 2004); Manager and Executive Vice
                                                 President, NYLIM Product Distribution, NYLIFE Distributors
                                                 LLC (since January 2005); Chairman, NYLIM Service Company
                                                 LLC (since March 2005); Chairman and Class C Director, New
                                                 York Life Trust Company, FSB (since 2004); Chairman, New
                                                 York Life Trust Company (since February 2005); President,
                                                 Eclipse Funds and Eclipse Funds Inc. (since 2005);
                                                 President, MainStay VP Series Fund, Inc. (since July 2006);
                                                 Chairman and Chief Executive Officer, Giving Capital, Inc.
                                                 (2001 to 2004); Chief Marketing Officer--Americas, Merrill
                                                 Lynch Investment Managers (1999 to 2001); President, Mercury
                                                 Funds Distributors (1999 to 2001).
        -----------------------------------------------------------------------------------------------------

        SCOTT T.          Vice President--       Director, New York Life Investment Management LLC (including
        HARRINGTON        Administration since   predecessor advisory organizations); Executive Vice
        2/8/59            2005                   President, New York Life Trust Company, and New York Life
                                                 Trust Company, FSB (since January 2006); Vice President--
                                                 Administration, MainStay VP Series Fund, Inc., Eclipse
                                                 Funds, and Eclipse Funds Inc. (since June 2005).
        -----------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     27

                          POSITION(S) HELD
                          WITH
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES**
        ALAN J.           Senior Vice President  Managing Director, Mutual Funds/Administration and Chief
        KIRSHENBAUM       since July 2006        Financial Officer of Retail Investments, New York Life
        6/25/71                                  Investment Management LLC (since July 2006); Senior Vice
                                                 President, Eclipse Funds, Eclipse Funds Inc., and MainStay
                                                 VP Series Fund, Inc. (since June 2006); Chief Financial
                                                 Officer, Bear Stearns Asset Management (1999 to May 2006).
        -----------------------------------------------------------------------------------------------------

        ALISON H.         Vice President--       Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           Compliance (2004 to    March 2006), and Managing Director and Chief Compliance
        12/16/65          June 2006); Senior     Officer (2003 to February 2006), New York Life Investment
                          Vice President and     Management LLC; Managing Director and Chief Compliance
                          Chief Compliance       Officer, New York Life Investment Management Holdings LLC
                          Officer since July     (2003 to present); Senior Managing Director, Compliance
                          2006                   (since March 2006) and Managing Director, Compliance (2003 to February 2006), NYLIFE Distributors LLC; Senior Vice
                                                 President and Chief Compliance Officer, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP Series Fund, Inc. (since
                                                 June 2006); Vice President--Compliance, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP Series Fund, Inc. (until
                                                 June 2006); Deputy Chief Compliance Officer, New York Life
                                                 Investment Management LLC (2002 to 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset Management (1999 to
                                                 2002).
        -----------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary since 2004   Managing Director and Associate General Counsel, New York
        MORRISON                                 Life Investment Management LLC (since 2004); Managing
        3/26/56                                  Director and Secretary, NYLIFE Distributors LLC; Secretary,
                                                 Eclipse Funds, Eclipse Funds Inc., and MainStay VP Series
                                                 Fund, Inc.; Chief Legal Officer--Mutual Funds and Vice
                                                 President and Corporate Counsel, The Prudential Insurance
                                                 Company of America (2000 to 2004).
        -----------------------------------------------------------------------------------------------------

        BRIAN A. MURDOCK  Chief Executive        Member of the Board of Managers and President (since 2004),
        3/14/56           Officer since July     and Chief Executive Officer (since July 2006), New York Life
                          2006                   Investment Management LLC and New York Life Investment
                                                 Management Holdings LLC; Senior Vice President, New York
                                                 Life Insurance Company (since 2004); Chairman of the Board and President, NYLIFE Distributors LLC (since 2004); Member of the Board of Managers, Madison Capital Funding LLC (since
                                                 2004); Member of the Board of Managers, NYLCAP Manager LLC
                                                 (since 2004); Chief Executive Officer, Eclipse Funds,
                                                 Eclipse Funds Inc. and MainStay VP Series Fund, Inc. (since
                                                 July 2006); Chief Operating Officer, Merrill Lynch
                                                 Investment Managers (2003 to 2004); Chief Investment
                                                 Officer, MLIM Europe and Asia (2001 to 2003); President of
                                                 Merrill Japan and Chairman of MLIM's Pacific Region (1999 to
                                                 2001).
        -----------------------------------------------------------------------------------------------------
        RICHARD W.        Vice President--Tax    Vice President, New York Life Insurance Company; Vice
        ZUCCARO           since 1991             President, New York Life Insurance and Annuity Corporation,
        12/12/49                                 New York Life Trust Company, FSB, NYLIFE Insurance Company
                                                 of Arizona, NYLIFE LLC, and NYLIFE Securities Inc.; Vice
                                                 President, Tax, NYLIFE Distributors LLC; Tax Vice President,
                                                 New York Life International, LLC, New York Life Trust
                                                 Company, and NYLIM Service Company LLC; Vice President--Tax,
                                                 Eclipse Funds and Eclipse Funds Inc. (since 1993), and
                                                 MainStay VP Series Fund, Inc. (since 1991).
        -----------------------------------------------------------------------------------------------------

 28   MainStay Mid Cap Value Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(2)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund(3)
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. Closed to new investors as of June 1, 2006.
4. An affiliate of New York Life Investment Management LLC.

                       Not part of the Semiannual Report

                       This page intentionally left blank

                       This page intentionally left blank

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C) 2006 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A08957         (RECYCLE LOGO)       MS229-06                  MSMV10-06/06

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    CAPITAL APPRECIATION FUND

                    Message from the President
                    and
                    Semiannual Report
                    Unaudited
                    April 30, 2006

MESSAGE FROM
THE PRESIDENT

Dear Shareholder,

The six months from November 1, 2005, through April 30, 2006, represented a generally positive period for the economy and for investors. Most U.S. stock indexes recorded strong returns for the six-month reporting period. According to Russell data, value stocks outperformed growth stocks among large-capitalization issues, while the reverse was true for mid-cap and small-cap stocks.

Strong demand kept prices for oil, metals, and several other commodities relatively high, which had a positive influence on energy and materials stocks and helped commodity-exporting emerging economies. Not all of the influence was positive, however. In the United States, rising fuel costs had a negative impact on airlines, automakers, and utilities.

According to preliminary estimates from the Bureau of Economic Analysis, real gross domestic product increased at an annual rate of 5.3% in the first quarter of 2006, up from 1.7% in the fourth quarter of 2005. Economic growth, elevated energy prices, and the potential for inflationary pressure moved the Federal Open Market Committee to raise the targeted federal funds rate four times during the reporting period, with a 25-basis-point increase on each occasion. (A basis point is one-hundredth of a percentage point.) At the end of April 2006, the federal funds target rate stood at 4.75%.

Rising interest rates affected different bonds in different ways, and for portions of the reporting period, the yield curve inverted with yields on two-, five-, and 10-year Treasurys exceeding those on 30-year Treasurys. By the end of April, however, the yield curve had regained a positive slope. Rising interest rates took a toll on bond prices, but many bond indexes recorded positive total returns for the six-month reporting period.

The yield differences (or spreads) between high-yield bonds and U.S. Treasurys were relatively narrow during the reporting period, which reduced the compensation investors received for taking on additional risk. Even so, default rates in the high-yield market remained near their historical lows. Convertible bonds were hurt by rising interest rates, but managed to capture a substantial percentage of the stock market's gain.

During the first-quarter of 2006, issuance in the leveraged-loan market was down relative to the same period a year ago, but noteworthy financings by Georgia Pacific and NRG provided abundant liquidity. As the pipeline for upcoming issues became less promising, spreads in the leveraged-loan market tended to contract. New-money issuance and refunding issuance also declined in the municipal bond market, but at the end of April 2006, insured municipal bonds yielded 88% of long Treasurys, making municipals one of the more attractive high-grade bond sectors.

At MainStay, we offer a wide variety of Funds that pursue their respective investment objectives by investing in appropriate segments of the market. Each Fund follows a disciplined investment approach that the portfolio manager seeks to consistently apply across various market environments. The investment objective, strategies, and process used by your Fund(s) are outlined in the prospectus.

It is our pleasure to announce that on May 17, 2006, Institutional Capital Corporation (ICAP), a premier value-equity institutional investment firm based in Chicago, signed a definitive agreement to join New York Life Investment Management. Subject to board and shareholder approval, ICAP's three mutual funds are expected to join the MainStay Fund family on or around August 31, 2006.

We are honored that you have chosen to invest with MainStay Funds. We hope that the breadth of our offerings, the quality of our service, and the performance of our Funds will encourage you to maintain a long-term perspective, regardless of how the markets may shift or your financial needs may evolve.

The semiannual report that follows gives you additional insight into the portfolio management decisions that affected the performance of your MainStay Fund investment during the six months ended April 30, 2006. Please read it carefully to gain broader perspective on the progress of your Fund.

Sincerely,


/s/ CHRISTOPHER O. BLUNT


Christopher O. Blunt
President


                       Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    CAPITAL APPRECIATION FUND

                    The MainStay Funds

                    Semiannual Report

                    Unaudited

                    April 30, 2006

TABLE OF CONTENTS

Semiannual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   9
--------------------------------------------------------------------------------

Portfolio of Investments                                                      10
--------------------------------------------------------------------------------

Financial Statements                                                          13
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 18
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                  22
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        22
--------------------------------------------------------------------------------

Special Meeting of Shareholders                                               22
--------------------------------------------------------------------------------

Trustees and Officers                                                         23

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX       ONE    FIVE     TEN
TOTAL RETURNS            MONTHS(1)   YEAR    YEARS   YEARS
----------------------------------------------------------
With sales charges          2.92%    13.94%  -3.46%  4.08%
Excluding sales charges     8.91     20.57   -2.37   4.67

(LINE GRAPH FOR CLASS A SHARES IN $)

                                                    MAINSTAY CAPITAL                                       RUSSELL 1000 GROWTH
                                                    APPRECIATION FUND             S&P 500 INDEX                   INDEX
                                                    -----------------             -------------            -------------------
4/30/96                                                    9450                       10000                       10000
                                                          10335                       12206                       12513
                                                          14620                       17344                       17652
                                                          18274                       21945                       21504
                                                          22144                       27996                       23682
                                                          16818                       18967                       20610
                                                          13545                       15154                       18008
                                                          10685                       12979                       15612
                                                          12771                       15789                       19183
                                                          12375                       15852                       20399
4/30/06                                                   14921                       18259                       23544

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX       ONE    FIVE     TEN
TOTAL RETURNS            MONTHS(1)   YEAR    YEARS   YEARS
----------------------------------------------------------
With sales charges          3.53%    14.74%  -3.51%  3.91%
Excluding sales charges     8.53     19.74   -3.12   3.91

(LINE GRAPH FOR CLASS B SHARES IN $)

                                                    MAINSTAY CAPITAL                                       RUSSELL 1000 GROWTH
                                                    APPRECIATION FUND             S&P 500 INDEX                   INDEX
                                                    -----------------             -------------            -------------------
4/30/96                                                   10000                       10000                       10000
                                                          10886                       12206                       12513
                                                          15299                       17344                       17652
                                                          18966                       21945                       21504
                                                          22813                       27996                       23682
                                                          17202                       18967                       20610
                                                          13739                       15154                       18008
                                                          10750                       12979                       15612
                                                          12752                       15789                       19183
                                                          12262                       15852                       20399
4/30/06                                                   14682                       18259                       23544

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX       ONE    FIVE     TEN
TOTAL RETURNS            MONTHS(1)   YEAR    YEARS   YEARS
----------------------------------------------------------
With sales charges          7.53%    18.74%  -3.12%  3.91%
Excluding sales charges     8.53     19.74   -3.12   3.91

(LINE GRAPH FOR CLASS C SHARES IN $)

                                                    MAINSTAY CAPITAL                                       RUSSELL 1000 GROWTH
                                                    APPRECIATION FUND             S&P 500 INDEX                   INDEX
                                                    -----------------             -------------            -------------------
4/30/96                                                   10000                       10000                       10000
                                                          10886                       12206                       12513
                                                          15299                       17344                       17652
                                                          18966                       21945                       21504
                                                          22813                       27996                       23682
                                                          17207                       18967                       20610
                                                          13739                       15154                       18008
                                                          10750                       12979                       15612
                                                          12752                       15789                       19183
                                                          12262                       15852                       20399
4/30/06                                                   14682                       18259                       23544

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and max-imum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%, Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Prior to 9/1/98 (for Class C shares) and 12/31/03 (for Class I shares), performance for Class C and Class I shares includes the historical performance of Class B shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class C and Class I shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     5

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX       ONE    FIVE     TEN
TOTAL RETURNS            MONTHS(1)   YEAR    YEARS   YEARS
----------------------------------------------------------
                            9.17%    20.94%  -2.13%  4.86%

(LINE GRAPH FOR CLASS I IN $)

                                                    MAINSTAY CAPITAL                                       RUSSELL 1000 GROWTH
                                                    APPRECIATION FUND             S&P 500 INDEX                   INDEX
                                                    -----------------             -------------            -------------------
4/30/96                                                   10000                       10000                       10000
                                                          10996                       12206                       12513
                                                          15601                       17344                       17652
                                                          19514                       21945                       21504
                                                          23661                       27996                       23682
                                                          17904                       18967                       20610
                                                          14440                       15154                       18008
                                                          11409                       12979                       15612
                                                          13670                       15789                       19183
                                                          13290                       15852                       20399
4/30/06                                                   16073                       18259                       23544

                                           SIX      ONE    FIVE     TEN
BENCHMARK PERFORMANCE                     MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------------------------

Russell 1000(R) Growth Index(2)            7.06%   15.18%  -0.76%   6.21%
S&P 500(R) Index(3)                        9.64    15.42   2.70     8.94
Average Lipper large-cap growth fund(4)    7.23    16.98   -0.92    6.24

1. Performance figures shown for the six month period ended April 30, 2006 reflect nonrecurring reimbursements from affiliates for audit and legal costs and losses attributable to shareholder trading arrangements. (See Note 3(B) on page 19 of the Notes to Financial Statements for further explanation.) If these nonrecurring reimbursements had not been made the total return would have been 8.64% for Class A, 8.27% for Class B, 8.27% for Class C and 8.90% for Class I.
2. The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume the reinvestment of all income and capital gains. The Russell 1000(R) Growth Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
3. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
4. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 6   MainStay Capital Appreciation Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY CAPITAL APPRECIATION FUND

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2005, to April 30, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2005, through April 30, 2006.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six months ended April 30, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                              ENDING ACCOUNT
                                                      ENDING ACCOUNT                           VALUE (BASED
                                                       VALUE (BASED                          ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL           EXPENSES          5% ANNUALIZED          EXPENSES
                                       ACCOUNT         RETURNS AND            PAID              RETURN AND             PAID
                                        VALUE           EXPENSES)            DURING          ACTUAL EXPENSES)         DURING
SHARE CLASS                            11/1/05           4/30/06           PERIOD(1,2)           4/30/06            PERIOD(1,2)

CLASS A SHARES                        $1,000.00         $1,089.75            $ 6.37             $1,018.85              $6.16
-------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,086.20            $10.24             $1,015.10              $9.89
-------------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,086.20            $10.24             $1,015.10              $9.89
-------------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,092.60            $ 4.05             $1,021.10              $3.91
-------------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.23% for Class A, 1.98% for Class B and Class C, and 0.78% for Class I) multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).

2. Amount includes nonrecurring reimbursements from affiliates for audit and legal costs and losses attributable to shareholder trading arrangements (See
   Note 3(B) on page 19 of the Notes to Financial Statements for further explanation). If these nonrecurring reimbursements had not been made, the actual expenses paid would have been $6.47, $10.33, $10.33 and $4.15 for Class A, Class B, Class C and Class I, respectively and the hypothetical expenses paid would have been $6.26, $9.99, $9.99 and $4.01 for Class A, Class B, Class C and Class I, respectively.

                                                     www.mainstayfunds.com     7

PORTFOLIO COMPOSITION AS OF APRIL 30, 2006

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                     99.6
Short-Term Investments (collateral from securities lending                           6
  is 5.1%)
Liabilities in Excess of Cash and Other Assets                                    (5.6)

See Portfolio of Investments on page 10 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Weatherford International, Ltd.
 2.  Baker Hughes, Inc.
 3.  Peabody Energy Corp.
 4.  Corning, Inc.
 5.  UnitedHealth Group, Inc.
 6.  WellPoint, Inc.
 7.  Apple Computer, Inc.
 8.  United Technologies Corp.
 9.  FedEx Corp.
10.  Transocean, Inc.

 8   MainStay Capital Appreciation Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Edmund C. Spelman of MacKay Shields LLC

HOW DID MAINSTAY CAPITAL APPRECIATION FUND PERFORM RELATIVE TO ITS BENCHMARK AND PEERS DURING THE SIX-MONTH REPORTING PERIOD?

Excluding all sales charges, MainStay Capital Appreciation Fund returned 8.91% for Class A shares, 8.53% for Class B shares, and 8.53% for Class C shares for the six months ended April 30, 2006. Over the same period, the Fund's Class I shares returned 9.17%. All share classes outperformed the 7.06% return of the Russell 1000(R) Growth Index,(1) the Fund's broad-based securities-market index, for the six-month period. All share classes also outperformed the 7.23% return of the average Lipper(2) large-cap growth fund for the six months ended April 30, 2006.

WHAT DECISIONS HAD THE BIGGEST INFLUENCE ON THE FUND'S PERFORMANCE?

We overweighted the energy sector, underweighted consumer staples, and made effective stock selections in the information technology sector. Together these decisions helped the Fund outperform.

WHICH SECTORS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE DURING THE REPORTING PERIOD?

The strongest-performing sectors during the reporting period were energy, financials, and industrials. Energy booked the greatest gain of any sector in the Russell 1000(R) Growth Index because of a significant rise in the price of crude oil.

DURING THE REPORTING PERIOD, WHICH INDIVIDUAL STOCKS WERE THE FUND'S STRONGEST PERFORMERS AND WHICH WERE THE WEAKEST?

The three strongest contributors to the Fund's performance during the reporting period were all energy companies: Weatherford International, Baker Hughes, and Peabody Energy. The three biggest detractors from the Fund's performance were all from the health care sector: UnitedHealth Group, Caremark Rx, and Amgen.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

During the six-month period, we established Fund positions in Akamai Technologies and Citrix Systems. We expected that both information technology infrastructure software companies would experience strong earnings growth over the coming quarters. We sold all of the Fund's holdings in cruise line company Carnival, semiconductor bellwether Intel, and personal-computer leader Dell. Carnival's earnings have been and are anticipated to continue to be negatively impacted by the rising price of oil. Company reports of growing weakness at Intel and Dell prompted us to sell these stocks.

HOW DID THE FUND'S SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

We reduced the Fund's exposure to consumer discretionary stocks, while still maintaining an over-weighted position in the sector. During the reporting period, the price of oil continued to climb and we increased the Fund's already overweighted position in the energy sector.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of April 30, 2006, the Fund held overweighted positions relative to the Russell 1000(R) Growth Index in the consumer discretionary and energy sectors. The position in consumer discretionary stocks detracted from the Fund's relative results, but this was more than offset by the positive impact of the Fund's energy position. As of the same date, the Fund was underweighted relative to the Index in financials, which had virtually no impact on performance. The Fund was also underweighted in consumer staples, which helped performance.


The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price for the stock may decline significantly, even if earnings showed an absolute increase.
1. See footnote on page 6 for more information on the Russell 1000(R) Growth Index.
2. See footnote on page 6 for more information on Lipper Inc.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                     www.mainstayfunds.com     9

PORTFOLIO OF INVESTMENTS APRIL 30, 2006 UNAUDITED


                                                        SHARES            VALUE
COMMON STOCKS (99.6%)+
-------------------------------------------------------------------------------
AEROSPACE & DEFENSE (4.3%)
L-3 Communications Holdings, Inc.                      290,800   $   23,758,360
V  United Technologies Corp.                           460,300       28,911,443
                                                                 --------------
                                                                     52,669,803
                                                                 --------------
AIR FREIGHT & LOGISTICS (2.3%)
V  FedEx Corp.                                         240,200       27,654,226
                                                                 --------------

AUTOMOBILES (1.6%)
Harley-Davidson, Inc. (a)                              392,800       19,969,952
                                                                 --------------

BEVERAGES (0.9%)
PepsiCo, Inc.                                          198,900       11,583,936
                                                                 --------------
BIOTECHNOLOGY (5.2%)
Amgen, Inc. (b)                                        338,500       22,916,450
Genentech, Inc. (b)                                    227,100       18,102,141
Gilead Sciences, Inc. (b)                              398,500       22,913,750
                                                                 --------------
                                                                     63,932,341
                                                                 --------------
CAPITAL MARKETS (0.4%)
Ameriprise Financial, Inc.                              94,500        4,634,280
                                                                 --------------

CHEMICALS (2.1%)
Praxair, Inc.                                          456,200       25,606,506
                                                                 --------------
COMMUNICATIONS EQUIPMENT (6.9%)
Comverse Technology, Inc. (b)                          162,900        3,689,685
V  Corning, Inc. (b)                                 1,152,000       31,829,760
Motorola, Inc.                                       1,055,300       22,530,655
QUALCOMM, Inc.                                         352,700       18,107,618
Research In Motion, Ltd. (b)                           107,000        8,199,410
                                                                 --------------
                                                                     84,357,128
                                                                 --------------
COMPUTERS & PERIPHERALS (4.8%)
V  Apple Computer, Inc. (b)                            420,400       29,591,956
EMC Corp. (b)                                        1,474,800       19,924,548
International Business Machines Corp.                  104,100        8,571,594
                                                                 --------------
                                                                     58,088,098
                                                                 --------------
CONSUMER FINANCE (3.6%)
American Express Co.                                   395,000       21,254,950
Capital One Financial Corp.                            259,300       22,465,752
                                                                 --------------
                                                                     43,720,702
                                                                 --------------
ENERGY EQUIPMENT & SERVICES (11.6%)
V  Baker Hughes, Inc.                                  413,800       33,447,454
BJ Services Co. (a)                                    690,900       26,288,745
ENSCO International, Inc.                              322,800       17,266,572


                                                        SHARES            VALUE
ENERGY EQUIPMENT & SERVICES (CONTINUED)
V  Transocean, Inc. (b)                                331,700   $   26,890,919
V  Weatherford International, Ltd. (b)                 716,900       37,945,517
                                                                 --------------
                                                                    141,839,207
                                                                 --------------
FOOD & STAPLES RETAILING (1.6%)
Walgreen Co.                                           465,600       19,522,608
                                                                 --------------

HEALTH CARE PROVIDERS & SERVICES (10.9%)
Caremark Rx, Inc. (b)                                  526,400       23,977,520
Coventry Health Care, Inc. (b)                         240,600       11,950,602
Omnicare, Inc. (a)                                     202,700       11,495,117
Quest Diagnostics, Inc.                                435,100       24,248,123
V  UnitedHealth Group, Inc.                            634,900       31,579,926
V  WellPoint, Inc. (b)                                 417,400       29,635,400
                                                                 --------------
                                                                    132,886,688
                                                                 --------------
HOUSEHOLD DURABLES (4.4%)
Centex Corp. (a)                                       101,700        5,654,520
D.R. Horton, Inc. (a)                                  553,633       16,620,063
Harman International Industries, Inc.                  172,700       15,195,873
Lennar Corp. Class A (a)                               301,100       16,539,423
                                                                 --------------
                                                                     54,009,879
                                                                 --------------
INDUSTRIAL CONGLOMERATES (3.1%)
3M Co.                                                 144,000       12,301,920
General Electric Co.                                   747,500       25,856,025
                                                                 --------------
                                                                     38,157,945
                                                                 --------------
INSURANCE (0.8%)
Prudential Financial, Inc.                             121,700        9,508,421
                                                                 --------------

INTERNET SOFTWARE & SERVICES (2.6%)
Akamai Technologies, Inc. (a)(b)                       308,900       10,406,841
eBay, Inc. (b)                                         246,900        8,495,829
Yahoo!, Inc. (b)                                       376,100       12,328,558
                                                                 --------------
                                                                     31,231,228
                                                                 --------------
LEISURE EQUIPMENT & PRODUCTS (0.2%)
Brunswick Corp.                                         47,600        1,866,872
                                                                 --------------

LIFE SCIENCES TOOLS & SERVICES (2.0%)
Fisher Scientific International, Inc. (b)              353,500       24,939,425
                                                                 --------------

MACHINERY (3.5%)
Danaher Corp.                                          406,100       26,035,071
Illinois Tool Works, Inc. (a)                          167,400       17,191,980
                                                                 --------------
                                                                     43,227,051
                                                                 --------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 10   MainStay Capital Appreciation Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES            VALUE
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------
MEDIA (1.4%)
Omnicom Group, Inc. (a)                                187,900   $   16,912,879
                                                                 --------------
MULTILINE RETAIL (3.6%)
Kohl's Corp. (a)(b)                                    391,900       21,883,696
Target Corp.                                           405,000       21,505,500
                                                                 --------------
                                                                     43,389,196
                                                                 --------------
OIL, GAS & CONSUMABLE FUELS (3.6%)
Apache Corp.                                           173,100       12,298,755
V  Peabody Energy Corp.                                505,300       32,268,458
                                                                 --------------
                                                                     44,567,213
                                                                 --------------
PHARMACEUTICALS (1.7%)
Johnson & Johnson                                      356,300       20,882,743
                                                                 --------------

ROAD & RAIL (1.5%)
Norfolk Southern Corp.                                 338,700       18,289,800
                                                                 --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.5%)
Linear Technology Corp.                                394,500       14,004,750
Maxim Integrated Products, Inc.                        231,500        8,162,690
National Semiconductor Corp.                           705,200       21,141,896
                                                                 --------------
                                                                     43,309,336
                                                                 --------------
SOFTWARE (1.5%)
Citrix Systems, Inc. (b)                               192,300        7,676,616
Microsoft Corp.                                        458,300       11,067,945
                                                                 --------------
                                                                     18,744,561
                                                                 --------------
SPECIALTY RETAIL (6.1%)
Bed Bath & Beyond, Inc. (b)                            506,300       19,416,605
Best Buy Co., Inc.                                     449,750       25,482,835
Chico's FAS, Inc. (b)                                  154,900        5,740,594
Lowe's Cos., Inc. (a)                                  370,100       23,334,805
                                                                 --------------
                                                                     73,974,839
                                                                 --------------


                                                        SHARES            VALUE
TEXTILES, APPAREL & LUXURY GOODS (3.9%)
Coach, Inc. (b)                                        803,100   $   26,518,362
NIKE, Inc. Class B                                     263,800       21,589,392
                                                                 --------------
                                                                     48,107,754
                                                                 --------------
Total Common Stocks
  (Cost $873,722,759)                                             1,217,584,617
                                                                 --------------
                                                     PRINCIPAL
                                                        AMOUNT
SHORT-TERM INVESTMENTS (6.0%)
-------------------------------------------------------------------------------
COMMERCIAL PAPER (2.4%)
Banco Santander Central Hispano S.A.
  4.722%, due 5/8/06 (c)                            $2,935,511        2,935,511
Charta LLC
  4.919%, due 5/30/06 (c)                            1,467,755        1,467,755
CIESCO, Inc.
  4.798%, due 5/19/06 (c)                            1,738,018        1,738,018
Den Danske Bank
  4.773%, due 5/5/06 (c)                             2,465,829        2,465,829
Dexia Delaware LLC
  4.86%, due 5/24/06                                 2,380,000        2,372,610
Fairway Finance Corp.
  4.891%, due 5/22/06 (c)                            1,761,307        1,761,307
General Electric Capital Corp.
  5.001%, due 6/26/06 (c)                            1,932,819        1,932,819
Grampian Funding LLC
  4.785%, due 5/3/06 (c)                             1,467,755        1,467,755
Greyhawk Funding
  4.878%, due 5/18/06 (c)                            1,750,210        1,750,210
ING U.S. Funding LLC
  4.90%, due 5/26/06                                 2,740,000        2,730,677
Jupiter Securitization Corp.
  4.834%, due 5/3/06 (c)                               760,870          760,870
Lexington Parker Capital Co.
  4.914%, due 5/16/06 (c)                            1,165,814        1,165,814
Liberty Street Funding Co.
  4.87%, due 5/18/06 (c)                             1,162,340        1,162,340
Rabobank USA Finance Corp.
  4.81%, due 5/1/06                                  6,310,000        6,310,000
                                                                 --------------
Total Commercial Paper
  (Cost $30,021,515)                                                 30,021,515
                                                                 --------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    11


                                                        SHARES            VALUE
SHORT-TERM INVESTMENTS (CONTINUED) (6.0%)
-------------------------------------------------------------------------------
INVESTMENT COMPANY (0.2%)
BGI Institutional Money Market Fund (c)              2,215,997   $    2,215,997
                                                                 --------------
Total Investment Company
  (Cost $2,215,997)                                                   2,215,997
                                                                 --------------
                                                     PRINCIPAL
                                                        AMOUNT
REPURCHASE AGREEMENT (0.1%)
Morgan Stanley & Co.
  4.98%, dated 4/28/06
  due 5/1/06
  Proceeds at Maturity $918,856 (Collateralized by
  various bonds with a Principal Amount of
  $952,802 and a Market Value
  of $945,629) (c)                                  $  918,475          918,475
                                                                 --------------
Total Repurchase Agreement
  (Cost $918,475)                                                       918,475
                                                                 --------------
TIME DEPOSITS (3.3%)
Abbey National PLC
  4.78%, due 5/9/06 (c)                              2,935,511        2,935,511
ABN Amro Bank N.V.
  4.84%, due 5/19/06 (c)                             2,935,511        2,935,511
Banco Bilbao Vizcaya
  Argentaria S.A.
  4.905%, due 5/24/06 (c)                            2,348,409        2,348,409
Bank of America
  4.77%, due 5/26/06 (c)(d)                          2,935,511        2,935,511
Bank of Montreal
  4.78%, due 5/8/06 (c)                              2,935,511        2,935,511
Bank of Nova Scotia
  4.78%, due 5/10/06 (c)                             2,260,344        2,260,344
Barclays
  4.95%, due 6/20/06 (c)                             2,348,409        2,348,409
BNP Paribas
  4.80%, due 5/12/06 (c)                             2,935,511        2,935,511

                                                     PRINCIPAL
                                                        AMOUNT            VALUE
TIME DEPOSITS (CONTINUED)
Calyon
  4.955%, due 6/19/06 (c)                           $2,935,511   $    2,935,511
Credit Suisse First Boston Corp.
  4.91%, due 6/5/06 (c)                              2,935,511        2,935,511
Fortis Bank
  4.77%, due 5/9/06 (c)                              2,935,511        2,935,511
Nordea Bank Finland PLC
  5.00%, due 6/27/06 (c)                             2,935,511        2,935,511
Societe Generale
  4.73%, due 5/9/06 (c)                              2,935,511        2,935,511
UBS AG
  4.77%, due 5/4/06 (c)                              3,816,164        3,816,164
                                                                 --------------
Total Time Deposits
  (Cost $40,128,436)                                                 40,128,436
                                                                 --------------
Total Short-Term Investments
  (Cost $73,284,423)                                                 73,284,423
                                                                 --------------
Total Investments
  (Cost $947,007,182) (e)                                105.6%   1,290,869,040(f)
Liabilities in Excess of
  Cash and Other Assets                                   (5.6)     (68,702,138)
                                                    ----------   --------------
Net Assets                                               100.0%  $1,222,166,902
                                                    ==========   ==============

(a)  Represents security, or a portion thereof, which is out on loan.
(b)  Non-income producing security.
(c) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)  Floating rate. Rate shown is the rate in effect at April 30, 2006.
(e)  The cost for federal income tax purposes is $947,905,990.
(f) At April 30, 2006 net unrealized appreciation was $342,963,050, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $363,146,734 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $20,183,684.

 12   MainStay Capital Appreciation Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2006 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $947,007,182) including
  $60,635,690 market value of securities
  loaned                                      $1,290,869,040
Cash                                                   4,210
Receivables:
  Investment securities sold                       1,876,256
  Fund shares sold                                   270,395
  Dividends and interest                             216,860
Other assets                                          97,247
                                              --------------
    Total assets                               1,293,334,008
                                              --------------

LIABILITIES:
Securities lending collateral                     61,871,137
Payables:
  Investment securities purchased                  5,657,717
  Fund shares redeemed                             1,277,850
  Transfer agent                                     960,072
  Manager                                            578,207
  NYLIFE Distributors                                553,589
  Trustees                                            25,060
  Custodian                                           13,450
Accrued expenses                                     230,024
                                              --------------
    Total liabilities                             71,167,106
                                              --------------
Net assets                                    $1,222,166,902
                                              ==============

COMPOSITION OF NET ASSETS:
Share of beneficial interest outstanding
  (par value of $.01 per share)
  unlimited number of shares authorized:
  Class A                                     $      224,681
  Class B                                            160,182
  Class C                                              2,365
  Class I                                                 --(a)
Additional paid-in capital                     1,095,575,268
Accumulated net investment loss                   (5,885,527)
Accumulated net realized loss on investments    (211,771,925)
Net unrealized appreciation on investments       343,861,858
                                              --------------
Net assets                                    $1,222,166,902
                                              ==============
CLASS A
Net assets applicable to outstanding shares   $  735,984,035
                                              ==============
Shares of beneficial interest outstanding         22,468,147
                                              ==============
Net asset value per share outstanding         $        32.76
Maximum sales charge (5.50% of offering
  price)                                                1.91
                                              --------------
Maximum offering price per share outstanding  $        34.67
                                              ==============
CLASS B
Net assets applicable to outstanding shares   $  479,109,560
                                              ==============
Shares of beneficial interest outstanding         16,018,175
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        29.91
                                              ==============
CLASS C
Net assets applicable to outstanding shares   $    7,072,149
                                              ==============
Shares of beneficial interest outstanding            236,462
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        29.91
                                              ==============
CLASS I
Net assets applicable to outstanding shares   $        1,158
                                              ==============
Shares of beneficial interest outstanding                 35
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        32.98
                                              ==============

(a) Less than one dollar.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2006 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends                                     $  4,108,993
  Interest                                           132,680
  Income from securities loaned--net                  48,023
                                                -------------
    Total income                                   4,289,696
                                                -------------
EXPENSES:
  Manager                                          3,546,727
  Distribution--Class B                            2,511,914
  Distribution--Class C                               27,275
  Transfer agent--Classes A, B and C               2,065,565
  Transfer agent--Class I                                  1
  Distribution/Service--Class A                      706,294
  Service--Class B                                   837,305
  Service--Class C                                     9,092
  Professional                                       249,349
  Shareholder communication                          107,827
  Recordkeeping                                       75,332
  Registration                                        58,375
  Trustees                                            42,627
  Custodian                                           28,730
  Miscellaneous                                       27,105
                                                -------------
    Total expenses before reimbursement           10,293,518
  Reimbursement from Manager for audit and
    legal costs (See Note 3(B) on page 19.)         (118,295)
                                                -------------
    Net expenses                                  10,175,223
                                                -------------
Net investment loss                               (5,885,527)
                                                -------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                  27,413,159
Net increase from payments from Manager for
  losses attributable to shareholder trading
  arrangements (See Note 3(B) on page 19.)         3,205,000
Net change in unrealized appreciation on
  investments                                     79,690,375
                                                -------------
Net realized and unrealized gain on
  investments                                    110,308,534
                                                -------------
Net increase in net assets resulting from
  operations                                    $104,423,007
                                                =============

 14   MainStay Capital Appreciation Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2006 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2005


                                              2006             2005
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment loss                $   (5,885,527)  $  (13,627,331)
 Net realized gain on investments       27,413,159       87,362,858
 Net increase from payments from
  Manager for losses attributable
  to shareholder trading
  arrangements (See Note 3(B) on
  page 19.)                              3,205,000               --
 Net change in unrealized
  appreciation on investments           79,690,375       58,572,551
                                    -------------------------------
 Net increase in net assets
  resulting from operations            104,423,007      132,308,078
                                    -------------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                             549,053,853       35,814,597
   Class B                              19,421,494       48,606,802
   Class C                                 563,036          838,918
   Class I                                      --               14
                                    -------------------------------
                                       569,038,383       85,260,331
 Cost of shares redeemed:
   Class A                             (65,407,927)    (109,647,573)
   Class B                            (603,740,113)    (296,854,534)
   Class C                              (1,207,043)      (3,199,154)
   Class I                                      --              (13)
                                    -------------------------------
                                      (670,355,083)    (409,701,274)
   Decrease in net assets derived
    from capital share
    transactions                      (101,316,700)    (324,440,943)
                                    -------------------------------
   Net increase (decrease) in net
    assets                               3,106,307     (192,132,865)

NET ASSETS:
Beginning of period                  1,219,060,595    1,411,193,460
                                    -------------------------------
End of period                       $1,222,166,902   $1,219,060,595
                                    ===============================
Accumulated net investment loss at
 end of period                      $   (5,885,527)  $           --
                                    ===============================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    15

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                       CLASS A
                                           ---------------------------------------------------------------
                                                                                            JANUARY 1,
                                           SIX MONTHS                                          2003*
                                             ENDED                   YEAR ENDED               THROUGH
                                           APRIL 30,                 OCTOBER 31,            OCTOBER 31,
                                            2006***              2005           2004           2003
Net asset value at beginning of period      $  30.08           $   27.12      $  27.24       $  22.49
                                           ----------          ---------      --------      -----------
Net investment loss (a)                        (0.10)              (0.12)(d)     (0.13)         (0.09)
Net realized and unrealized gain (loss) on
  investments                                   2.78                3.08          0.01           4.84
                                           ----------          ---------      --------      -----------
Total from investment operations                2.68                2.96         (0.12)          4.75
                                           ----------          ---------      --------      -----------
Less distributions:
  From net realized gain on investments           --                  --            --             --
                                           ----------          ---------      --------      -----------
Net asset value at end of period            $  32.76           $   30.08      $  27.12       $  27.24
                                           ==========          =========      ========      ===========
Total investment return (b)                     8.91%(c)(f)(g)     10.91%        (0.44%)        21.12%(c)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment loss                        (0.62%)(e)+         (0.41%)(d)    (0.48%)        (0.45%)+
    Net expenses                                1.23%+              1.27%         1.25%          1.30%+
    Expenses (before reimbursement)             1.25%+              1.27%         1.25%          1.30%+
Portfolio turnover rate                            9%                 27%           28%            19%
Net assets at end of period (in 000's)      $735,984           $ 220,611      $268,199       $335,484

                                                          CLASS A
                                            ------------------------------------

                                                  YEAR ENDED DECEMBER 31,
                                              2002          2001          2000
Net asset value at beginning of period      $  32.86      $  43.46      $  57.12
                                            --------      --------      --------
Net investment loss (a)                        (0.13)        (0.15)        (0.33)
Net realized and unrealized gain (loss) on
  investments                                 (10.24)       (10.22)        (6.16)
                                            --------      --------      --------
Total from investment operations              (10.37)       (10.37)        (6.49)
                                            --------      --------      --------
Less distributions:
  From net realized gain on investments           --         (0.23)        (7.17)
                                            --------      --------      --------
Net asset value at end of period            $  22.49      $  32.86      $  43.46
                                            ========      ========      ========
Total investment return (b)                   (31.56%)      (23.85%)      (11.17%)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment loss                        (0.48%)       (0.41%)       (0.59%)
    Net expenses                                1.28%         1.29%         1.19%
    Expenses (before reimbursement)             1.23%         1.10%         0.99%
Portfolio turnover rate                           69%           44%           38%
Net assets at end of period (in 000's)      $277,526      $442,526      $590,366

                                                                     CLASS C
                                           -----------------------------------------------------------
                                                                                        JANUARY 1,
                                           SIX MONTHS                                      2003*
                                             ENDED                 YEAR ENDED             THROUGH
                                           APRIL 30,               OCTOBER 31,          OCTOBER 31,
                                            2006***             2005         2004          2003
Net asset value at beginning of period       $27.56            $ 25.03      $25.33        $ 21.05
                                           ----------          -------      ------      -----------
Net investment loss (a)                       (0.19)(d)          (0.31)(d)   (0.32)         (0.23)
Net realized and unrealized gain (loss) on
  investments                                  2.54               2.84        0.02           4.51
                                           ----------          -------      ------      -----------
Total from investment operations               2.35               2.53       (0.30)          4.28
                                           ----------          -------      ------      -----------
Less distributions:
  From net realized gain on investments          --                 --          --             --
                                           ----------          -------      ------      -----------
Net asset value at end of period             $29.91            $ 27.56      $25.03        $ 25.33
                                           ==========          =======      ======      ===========
Total investment return (b)                    8.53%(c)(f)(g)    10.11%      (1.18%)        20.33%(c)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment loss                       (1.29%)(e)+        (1.16%)(d)  (1.23%)        (1.20%)+
    Net expenses                               1.98%+             2.02%       2.00%          2.05%+
    Expenses (before reimbursement)            2.00%+             2.02%       2.00%          2.05%+
Portfolio turnover rate                           9%                27%         28%            19%
Net assets at end of period (in 000's)       $7,072            $ 7,120      $8,694        $10,475

                                                        CLASS C
                                            --------------------------------

                                                YEAR ENDED DECEMBER 31,
                                             2002        2001         2000
Net asset value at beginning of period      $31.00      $ 41.35      $ 55.15
                                            ------      -------      -------
Net investment loss (a)                      (0.32)       (0.39)       (0.72)
Net realized and unrealized gain (loss) on
  investments                                (9.63)       (9.73)       (5.91)
                                            ------      -------      -------
Total from investment operations             (9.95)      (10.12)       (6.63)
                                            ------      -------      -------
Less distributions:
  From net realized gain on investments         --        (0.23)       (7.17)
                                            ------      -------      -------
Net asset value at end of period            $21.05      $ 31.00      $ 41.35
                                            ======      =======      =======
Total investment return (b)                 (32.10%)     (24.46%)     (11.82%)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment loss                      (1.23%)      (1.16%)      (1.34%)
    Net expenses                              2.03%        2.04%        1.94%
    Expenses (before reimbursement)           1.98%        1.85%        1.74%
Portfolio turnover rate                         69%          44%          38%
Net assets at end of period (in 000's)      $9,819      $18,162      $27,241

*    The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of operations.
***  Unaudited.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges. Class I Shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  Net investment loss and the ratio of net investment loss includes $0.05 per share and
     0.18%, respectively as a result of a special one time dividend from Microsoft Corp.
(e)  The difference between the net investment income ratio by class does not equal the difference between the net expense ratio by class due to the timing of purchases and redemptions of Fund shares in relation to the recognition of income of the Fund.
(f)  Includes nonrecurring reimbursements from Manager for audit and legal costs. There was no effect on total return. (See Note 3(B) on page 19.)
(g)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager reimbursement of such losses were 0.27% for Class A and Class
     I and 0.26% for Class B and Class C. (See Note 3(B) on page 19.)

 16   MainStay Capital Appreciation Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                     CLASS B
-----------------------------------------------------------------------------------------------------------------
                                                      JANUARY 1,
    SIX MONTHS                                           2003*
      ENDED                                             THROUGH
    APRIL 30,            YEAR ENDED OCTOBER 31,       OCTOBER 31,               YEAR ENDED DECEMBER 31,
     2006***              2005           2004            2003             2002            2001            2000
     $  27.56           $  25.03      $    25.33      $    21.05       $    30.99      $    41.34      $    55.15
    ----------          --------      ----------      -----------      ----------      ----------      ----------
        (0.18)             (0.31)(d)       (0.32)          (0.23)           (0.32)          (0.39)          (0.72)
         2.53               2.84            0.02            4.51            (9.62)          (9.73)          (5.92)
    ----------          --------      ----------      -----------      ----------      ----------      ----------
         2.35               2.53           (0.30)           4.28            (9.94)         (10.12)          (6.64)
    ----------          --------      ----------      -----------      ----------      ----------      ----------
           --                 --              --              --               --           (0.23)          (7.17)
    ----------          --------      ----------      -----------      ----------      ----------      ----------
     $  29.91           $  27.56      $    25.03      $    25.33       $    21.05      $    30.99      $    41.34
    ==========          ========      ==========      ===========      ==========      ==========      ==========
         8.53%(c)(f)(g)    10.11%          (1.18%)         20.33%(c)       (32.07%)        (24.47%)        (11.85%)
        (1.22%)(e)+        (1.16%)(d)      (1.23%)         (1.20%)+         (1.23%)         (1.16%)         (1.34%)
         1.98%+             2.02%           2.00%           2.05%+           2.03%           2.04%           1.94%
         2.00%+             2.02%           2.00%           2.05%+           1.98%           1.85%           1.74%
            9%                27%             28%             19%              69%             44%             38%
     $479,110           $991,328      $1,134,299      $1,300,835       $1,165,260      $2,004,638      $2,905,828

                      CLASS I
----------------------------------------------------
                                         JANUARY 2,
    SIX MONTHS                             2004**
      ENDED             YEAR ENDED         THROUGH
    APRIL 30,           OCTOBER 31,      OCTOBER 31,
     2006***               2005             2004
      $30.21              $27.15           $28.48
    ----------          -----------      -----------
       (0.01)              (0.06)(d)        (0.11)
        2.78                3.12            (1.22)
    ----------          -----------      -----------
        2.77                3.06            (1.33)
    ----------          -----------      -----------
          --                  --               --
    ----------          -----------      -----------
      $32.98              $30.21           $27.15
    ==========          ===========      ===========
        9.17%(c)(f)(g)     11.27%           (4.67%)(c)
       (0.08%)(e)+         (0.18%)(d)       (0.11%)+
        0.78%+              1.04%            0.88%+
        0.80%+              1.04%            0.88%+
           9%                 27%              28%
      $    1              $    1           $    1

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    17

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises nineteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Capital Appreciation Fund (the "Fund"), a diversified fund.

The Fund currently offers four classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class I shares are not subject to sales charge. Distribution of Class I shares commenced on January 2, 2004. Class A shares, Class B, Class C and Class I shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions. Each class of shares other than Class I shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek long-term growth of capital. Dividend income, if any, is an incidental consideration.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed in good faith by Board of Trustees to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's principal market is temporarily closed at a time when under normal conditions it would be open. At April 30, 2006, the Fund did not hold securities that were valued in such manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and

 18   MainStay Capital Appreciation Fund
expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund (see Note 5 on page 20).

(H) INDEMNIFICATIONS. In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and indirect wholly-owned subsidiary of New York Life acts as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual percentage of the Fund's average daily net assets as follows: 0.72% on assets up to $200 million, 0.65% on assets from $200 million to $500 million and 0.50% on assets in excess of $500 million. For the six months ended April 30, 2006, the Manager earned fees from the Fund in the amount of $3,546,727.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and the Subadvisor, the Manager paid the Subadvisor a monthly fee of 0.36% of the Fund's average daily net assets on assets up to $200 million, 0.325% on assets from $200 million to $500 million and 0.25% on assets in excess of $500 million.

(B) PAYMENTS FROM AFFILIATES. NYLIM reimbursed or paid all expenses relating to the Board of Trustees' review of fund trading as described in the footnote relating to "Other Matters." (See Page 21)

The total costs associated were approximately $821,000 and included payments to certain third party service providers. The amount that was reimbursed to the Capital Appreciation Fund is $118,295.

Additional payments were made by affiliates relating to the Trustees review of certain shareholder trading matters. Further discussion regarding these payments by affiliates can be found below in the footnote relating to "Other Matters."

The reimbursement amount as well as the additional payment made by NYLIM are disclosed in the Statement of Operations as expenses reimbursed and net increase from payments for losses attributable to shareholder trading arrangements. This reimbursement and payment impacted the expenses and/or net investment income ratios as well as the total return calculations included in the financial highlights and in the performance tables and expense charts in this report.

(C) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at

                                                    www.mainstayfunds.com     19
the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(D) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $51,385 for the six months ended April 30, 2006. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $3,798, $372,664 and $306, respectively, for the six months ended April 30, 2006.

(E) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund for the six months ended April 30, 2006, amounted to $2,065,566.

(F) NON-INTERESTED TRUSTEES FEES. Non-Interested Trustees are paid an annual retainer fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual retainer fee of $20,000. The Audit and Compliance Committee Chairman receives an additional $2,000 for each meeting of the Audit and Compliance Committee attended and the Chairpersons of the Brokerage and Expense Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the respective Committee meetings attended. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/ Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus, the Fund only pays a portion of the fees identified above.

(G) CAPITAL. At April 30, 2006, New York Life and its affiliates held shares of Class I with a net asset value of $1,158. This represents 100.0% of the Class I shares net assets and less than one tenth of one percent of the Fund's total net assets at April 30, 2006.

(H) OTHER. Pursuant to the Management Agreement, fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $16,999 for the six months ended April 30, 2006.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $75,332 for the six months ended April 30, 2006.

NOTE 4--FEDERAL INCOME TAX:

At October 31, 2005, for federal income tax purposes, capital loss carryforwards of $238,286,276 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

           CAPITAL LOSS              AMOUNT
        AVAILABLE THROUGH           (000'S)
               2009                 $ 23,983
               2010                  104,708
               2011                   49,074
               2012                   60,521
       -------------------------------------------
                                    $238,286
       -------------------------------------------

The Fund utilized $85,839,919 of capital loss carryforwards during the year ended October 31, 2005.

NOTE 5--FUND SECURITIES LOANED:

As of April 30, 2006, the Fund had securities on loan with an aggregate market value of $60,635,690. The Fund received $61,871,137 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Securities purchased with collateral received are valued at amortized cost.

NOTE 6--CUSTODIAN:

Investors Bank & Trust Company is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

 20   MainStay Capital Appreciation Fund

NOTE 7--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .070% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the six months ended April 30, 2006.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended April 30, 2006, purchases and sales of securities, other than short-term securities, were $112,706 and $208,119, respectively.

NOTE 9--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                    SIX MONTHS ENDED
                                                     APRIL 30, 2006*
                                          CLASS A   CLASS B   CLASS C   CLASS I
Shares sold                               17,156       660       19       --
-------------------------------------------------------------------------------
Shares redeemed                           (2,023)   (20,616)    (41)      --
-------------------------------------------------------------------------------
Net increase                              15,133    (19,956)    (22)      --
-------------------------------------------------------------------------------

                                               YEAR ENDED OCTOBER 31, 2005
                                          CLASS A   CLASS B   CLASS C   CLASS I
Shares sold                                1,235     1,826       32       --(a)
-------------------------------------------------------------------------------
Shares redeemed                           (3,789)   (11,161)   (121)      --(a)
-------------------------------------------------------------------------------
Net decrease                              (2,554)   (9,335)     (89)      --(a)
-------------------------------------------------------------------------------

*   Unaudited.
(a)  Less than one-thousand.

NOTE 10--OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises have cooperated fully and completed responding to these requests. As previously reported in response to those requests for information and, as noted in the notes to the year-end 2004 and 2005 financial statements of each fund of the Trust, NYLIM had been a party to arrangements with certain registered representatives of brokers-dealers relating to the level of trading by clients of those registered representatives in shares of certain funds of the Trust. All such arrangements were terminated by the fourth quarter of 2003. NYLIM and the Trustees of the Trust have reviewed the possible dilutive effects that transactions under those arrangements and certain other levels of trading by fund shareholders over the period from 1999 to 2003 may have had on the funds. As a result of this review, in December 2005, NYLIM made payments totaling $5.882 million to nine MainStay funds. The Amount paid to the MainStay Capital Appreciation Fund was $3,205,000. NYLIM has reimbursed or paid all expenses relating to the Board of Trustees' review of this matter, as well as substantially all of the costs associated with the other regulatory matters described in this note.

In a separate matter, the Securities and Exchange Commission has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that fund, as well as the related guarantee disclosure to fund shareholders. Discussions have been held with the Securities and Exchange Commission concerning a possible resolution of this matter. There can be no assurance of the outcome of these efforts.

                                                    www.mainstayfunds.com     21

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investment Management LLC ("NYLIM") uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-202-551-5850); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.
SPECIAL MEETING OF SHAREHOLDERS
Pursuant to notice, a special meeting and three adjournment meetings (pertaining only to certain Funds) of the shareholders of The MainStay Funds (the "Trust") were held on March 27, April 17, May 8, and June 8, 2006, respectively, at the Parsippany, New Jersey offices of New York Life Investment Management LLC. The purpose of the meetings was to present the following proposals for shareholder consideration:
1. To elect the following individuals to the Board of Trustees of the Trust;

  - Charlynn Goins
  - Edward J. Hogan
  - Alan R. Latshaw
  - Terry L. Lierman
  - John B. McGuckian
  - Donald E. Nickelson
  - Richard S. Trutanic
  - Gary E. Wendlandt (Interested Trustee)

There are no other Trustees of the Trust.

2. To grant the Trust the approval to enter into and materially amend agreements with Subadvisors on behalf of one or more of the Funds without obtaining shareholder approval; and

3. To approve the amendment of certain fundamental investment restrictions.

No other business came before the special meetings.

Each of the proposals listed above was passed by the shareholders of the Fund as shown below.

                                                VOTES      VOTES
CAPITAL APPRECIATION FUND        VOTES FOR     AGAINST   WITHHELD       TOTAL
PROPOSAL #1-ELECTION OF TRUSTEES
--------------------------------------------------------------------------------
a. Charlynn Goins               18,221,615            0  2,113,660   20,335,275
--------------------------------------------------------------------------------
b. Edward J. Hogan              18,216,333            0  2,118,942   20,335,275
--------------------------------------------------------------------------------
c. Alan R. Latshaw              18,198,017            0  2,137,258   20,335,275
--------------------------------------------------------------------------------
d. Terry L. Lierman             18,212,700            0  2,122,575   20,335,275
--------------------------------------------------------------------------------
e. John B. McGuckian            18,206,020            0  2,129,255   20,335,275
--------------------------------------------------------------------------------
f. Donald E. Nickelson          18,206,360            0  2,128,915   20,335,275
--------------------------------------------------------------------------------
g. Richard S. Trutanic          18,209,044            0  2,126,231   20,335,275
--------------------------------------------------------------------------------
h. Gary E Wendlandt             18,220,323            0  2,114,952   20,335,275
--------------------------------------------------------------------------------
PROPOSAL #2-APPROVAL TO ENTER INTO AND MATERIALLY AMEND AGREEMENTS
--------------------------------------------------------------------------------
                                14,667,077      984,942  1,836,679   17,488,698
--------------------------------------------------------------------------------
PROPOSAL #3-AMENDMENT TO CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------
a. Borrowing                    15,100,772      544,444  1,843,484   17,488,700
--------------------------------------------------------------------------------
b. Senior Securities            15,144,947      501,133  1,842,620   17,488,700
--------------------------------------------------------------------------------
c. Underwriting Securities      15,149,960      492,091  1,846,648   17,488,699
--------------------------------------------------------------------------------
d. Real Estate                  15,151,100      499,815  1,837,784   17,488,699
--------------------------------------------------------------------------------
e. Commodities                  15,088,589      561,368  1,838,742   17,488,699
--------------------------------------------------------------------------------
f. Making Loans                 15,094,012      553,423  1,841,264   17,488,699
--------------------------------------------------------------------------------
g. Concentration of
  Investments                   15,156,085      494,178  1,838,437   17,488,700
--------------------------------------------------------------------------------
h. Diversification              15,182,409      470,792  1,835,499   17,488,700
--------------------------------------------------------------------------------

This resulted in approval of the proposals.

 22   MainStay Capital Appreciation Fund

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, as of July 1, 2006, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the Trustees then in office will call a shareholder meeting for the election of Trustees, or
(2) his or her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

        GARY E.           Indefinite; Chairman   Chairman and Manager, New York Life               62           Chairman and
        WENDLANDT         since 2002, Chief      Investment Management LLC (including                           Director,
        10/8/50           Executive Officer      predecessor advisory organizations) and                        MainStay VP
                          (2004 to June 2006),   New York Life Investment Management                            Series Fund,
                          and Trustee since      Holdings LLC; Chief Executive Officer,                         Inc.
                          2000                   New York Life Investment Management LLC
                                                 and New York Life Investment Management
                                                 Holdings LLC (2000 to June 2006); Senior
                                                 Executive Vice President for Investment
                                                 and Finance, New York Life Insurance
                                                 Company (since July 2006); Executive
                                                 Vice President, New York Life Insurance
                                                 Company (1999 to June 2006); Executive
                                                 Vice President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC,
                                                 Madison Capital Funding LLC, and NYLCAP
                                                 Manager LLC; Manager, MacKay Shields
                                                 LLC; Executive Vice President, New York
                                                 Life Insurance and Annuity Corporation;
                                                 Chairman, and Director, MainStay VP
                                                 Series Fund, Inc. (25 portfolios); Chief
                                                 Executive Officer, MainStay VP Series
                                                 Fund, Inc. (2002 to June 2006); Chief
                                                 Executive Officer, Eclipse Funds (3
                                                 Portfolios) and Eclipse Funds Inc. (15
                                                 Portfolios) (2005 to June 2006);
                                                 Executive Vice President and Chief
                                                 Investment Officer, MassMutual Life
                                                 Insurance Company (1993 to 1999).
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        CHARLYNN GOINS    Indefinite; Trustee    Retired. Chairperson of the Board, New            19           None
        9/15/42           since 2001             York City Health and Hospital
                                                 Corporation.
        -----------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Indefinite; Trustee    Rear Admiral U.S. Navy (Retired);                 19           None
        8/17/32           since 1996             Independent Management Consultant (1997
                                                 to 2002).
        -----------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Indefinite; Trustee    Chair, Maryland Democratic Party;                 19           None
        1/4/48            since 1991             Chairman, Smartpaper Networks
                                                 Corporation (communications); Partner,
                                                 Health Ventures LLC (2001 to 2005); Vice
                                                 Chair, Employee Health Programs (1990 to
                                                 2002); Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc.
                                                 (1984 to 2001).
        -----------------------------------------------------------------------------------------------------------------------
        JOHN B.           Indefinite; Trustee    Chairman, Ulster Television Plc; Pro              19           Non-Executive
        MCGUCKIAN         since 1997             Chancellor, Queen's University (1985 to                        Director,
        11/13/39                                 2001).                                                         Allied Irish
                                                                                                                Banks Plc;
                                                                                                                Chairman and
                                                                                                                Non-Executive
                                                                                                                Director, Irish
                                                                                                                Continental
                                                                                                                Group, Plc;
                                                                                                                Chairman, AIB
                                                                                                                Group (UK) Plc;
                                                                                                                Non-Executive
                                                                                                                Director,
                                                                                                                Unidare Plc.
        -----------------------------------------------------------------------------------------------------------------------

     * A Trustee is considered to be an interested person of the Trust within the meaning of the 1940 Act because of an affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past Five Years." All Trustees not considered to be interested persons of the Trust are referred to as "Non-Interested Trustees."

                                                    www.mainstayfunds.com     23

                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        DONALD E.         Indefinite; Trustee    Retired. Vice Chairman, Harbour Group             19           Director,
        NICKELSON         since 1994 and Lead    Industries, Inc. (leveraged buyout                             Adolor
        12/9/32           Non-Interested         firm); President, PaineWebber Group                            Corporation;
                          Trustee since 2000     (1988 to 1990).                                                Director, First
                                                                                                                Advantage
                                                                                                                Corporation.
        -----------------------------------------------------------------------------------------------------------------------

        RICHARD S.        Indefinite; Trustee    Chairman (1990 to present) and Chief              19           None
        TRUTANIC          since 1994             Executive Officer (1990 to 1999),
        2/13/52                                  Somerset Group (financial advisory
                                                 firm); Managing Director and Advisor,
                                                 The Carlyle Group (private investment
                                                 firm) (2002 to 2004); Senior Managing
                                                 Director, Groupe Arnault (private
                                                 investment firm) (1999 to 2002).
        -----------------------------------------------------------------------------------------------------------------------

        ALAN R. LATSHAW   Indefinite; Trustee    Retired. Partner, Ernst & Young LLP               19           State Farm
        3/27/51           and Audit Committee    (2002 to 2003); Partner, Arthur Andersen                       Associates
                          Financial Expert       LLP (1976 to 2002).                                            Funds Trusts (4
                          since 2006                                                                            portfolios);
                                                                                                                State Farm
                                                                                                                Mutual Fund
                                                                                                                Trust (15
                                                                                                                portfolios);
                                                                                                                State Farm
                                                                                                                Variable
                                                                                                                Product Trust
                                                                                                                (8 portfolios);
                                                                                                                Utopia Funds (4
                                                                                                                portfolios).
        -----------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General Counsel, and Secretary,
        ANSELMI           since 2003             New York Life Investment Management LLC (including
        10/19/46                                 predecessor advisory organizations) and New York Life
                                                 Investment Management Holdings LLC; Senior Vice President,
                                                 New York Life Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC; Secretary, NYLIM Service
                                                 Company LLC, NYLCAP Manager LLC, and Madison Capital Funding
                                                 LLC; Chief Legal Officer, Eclipse Funds, Eclipse Funds Inc.,
                                                 MainStay VP Series Fund, Inc., and McMorgan Funds; Managing
                                                 Director and Senior Counsel, Lehman Brothers Inc. (1998 to
                                                 1999); General Counsel and Managing Director, JP Morgan
                                                 Investment Management Inc. (1986 to 1998).
        -----------------------------------------------------------------------------------------------------

        ARPHIELA          Treasurer and          Director and Manager of Fund Accounting and Administration,
        ARIZMENDI         Principal Financial    New York Life Investment Management LLC (since 2003);
        10/26/56          and Accounting         Treasurer and Principal Financial and Accounting Officer,
                          Officer since 2005     Eclipse Funds, Eclipse Funds Inc., and McMorgan Funds (since
                                                 December 2005), and MainStay VP Series Fund, Inc. (since
                                                 March 2006); Assistant Treasurer, NYLIFE Distributors LLC;
                                                 Assistant Treasurer, The MainStay Funds, Eclipse Funds,
                                                 Eclipse Funds Inc., MainStay VP Series Fund, Inc., and
                                                 McMorgan Funds (1992 to December 2005).
        -----------------------------------------------------------------------------------------------------

        CHRISTOPHER O.    President since 2005   Executive Vice President, New York Life Investment
        BLUNT                                    Management LLC and New York Life Investment Management
        5/13/62                                  Holdings LLC (since 2004); Manager and Executive Vice
                                                 President, NYLIM Product Distribution, NYLIFE Distributors
                                                 LLC (since January 2005); Chairman, NYLIM Service Company
                                                 LLC (since March 2005); Chairman and Class C Director, New
                                                 York Life Trust Company, FSB (since 2004); Chairman, New
                                                 York Life Trust Company (since February 2005); President,
                                                 Eclipse Funds and Eclipse Funds Inc. (since 2005);
                                                 President, MainStay VP Series Fund, Inc. (since July 2006);
                                                 Chairman and Chief Executive Officer, Giving Capital, Inc.
                                                 (2001 to 2004); Chief Marketing Officer--Americas, Merrill
                                                 Lynch Investment Managers (1999 to 2001); President, Mercury
                                                 Funds Distributors (1999 to 2001).
        -----------------------------------------------------------------------------------------------------

        SCOTT T.          Vice President--       Director, New York Life Investment Management LLC (including
        HARRINGTON        Administration since   predecessor advisory organizations); Executive Vice
        2/8/59            2005                   President, New York Life Trust Company, and New York Life
                                                 Trust Company, FSB (since January 2006); Vice President--
                                                 Administration, MainStay VP Series Fund, Inc., Eclipse
                                                 Funds, and Eclipse Funds Inc. (since June 2005).
        -----------------------------------------------------------------------------------------------------

 24   MainStay Capital Appreciation Fund

                          POSITION(S) HELD
                          WITH
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES**
        ALAN J.           Senior Vice President  Managing Director, Mutual Funds/Administration and Chief
        KIRSHENBAUM       since July 2006        Financial Officer of Retail Investments, New York Life
        6/25/71                                  Investment Management LLC (since July 2006); Senior Vice
                                                 President, Eclipse Funds, Eclipse Funds Inc., and MainStay
                                                 VP Series Fund, Inc. (since June 2006); Chief Financial
                                                 Officer, Bear Stearns Asset Management (1999 to May 2006).
        -----------------------------------------------------------------------------------------------------

        ALISON H.         Vice President--       Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           Compliance (2004 to    March 2006), and Managing Director and Chief Compliance
        12/16/65          June 2006); Senior     Officer (2003 to February 2006), New York Life Investment
                          Vice President and     Management LLC; Managing Director and Chief Compliance
                          Chief Compliance       Officer, New York Life Investment Management Holdings LLC
                          Officer since July     (2003 to present); Senior Managing Director, Compliance
                          2006                   (since March 2006) and Managing Director, Compliance (2003 to February 2006), NYLIFE Distributors LLC; Senior Vice
                                                 President and Chief Compliance Officer, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP Series Fund, Inc. (since
                                                 June 2006); Vice President--Compliance, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP Series Fund, Inc. (until
                                                 June 2006); Deputy Chief Compliance Officer, New York Life
                                                 Investment Management LLC (2002 to 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset Management (1999 to
                                                 2002).
        -----------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary since 2004   Managing Director and Associate General Counsel, New York
        MORRISON                                 Life Investment Management LLC (since 2004); Managing
        3/26/56                                  Director and Secretary, NYLIFE Distributors LLC; Secretary,
                                                 Eclipse Funds, Eclipse Funds Inc., and MainStay VP Series
                                                 Fund, Inc.; Chief Legal Officer--Mutual Funds and Vice
                                                 President and Corporate Counsel, The Prudential Insurance
                                                 Company of America (2000 to 2004).
        -----------------------------------------------------------------------------------------------------

        BRIAN A. MURDOCK  Chief Executive        Member of the Board of Managers and President (since 2004),
        3/14/56           Officer since July     and Chief Executive Officer (since July 2006), New York Life
                          2006                   Investment Management LLC and New York Life Investment
                                                 Management Holdings LLC; Senior Vice President, New York
                                                 Life Insurance Company (since 2004); Chairman of the Board and President, NYLIFE Distributors LLC (since 2004); Member of the Board of Managers, Madison Capital Funding LLC (since
                                                 2004); Member of the Board of Managers, NYLCAP Manager LLC
                                                 (since 2004); Chief Executive Officer, Eclipse Funds,
                                                 Eclipse Funds Inc. and MainStay VP Series Fund, Inc. (since
                                                 July 2006); Chief Operating Officer, Merrill Lynch
                                                 Investment Managers (2003 to 2004); Chief Investment
                                                 Officer, MLIM Europe and Asia (2001 to 2003); President of
                                                 Merrill Japan and Chairman of MLIM's Pacific Region (1999 to
                                                 2001).
        -----------------------------------------------------------------------------------------------------
        RICHARD W.        Vice President--Tax    Vice President, New York Life Insurance Company; Vice
        ZUCCARO           since 1991             President, New York Life Insurance and Annuity Corporation,
        12/12/49                                 New York Life Trust Company, FSB, NYLIFE Insurance Company
                                                 of Arizona, NYLIFE LLC, and NYLIFE Securities Inc.; Vice
                                                 President, Tax, NYLIFE Distributors LLC; Tax Vice President,
                                                 New York Life International, LLC, New York Life Trust
                                                 Company, and NYLIM Service Company LLC; Vice President--Tax,
                                                 Eclipse Funds and Eclipse Funds Inc. (since 1993), and
                                                 MainStay VP Series Fund, Inc. (since 1991).
        -----------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     25

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(2)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund(3)
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. Closed to new investors as of June 1, 2006.
4. An affiliate of New York Life Investment Management LLC.

                       Not part of the Semiannual Report

                               [True Blank Page]

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C) 2006 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A08831         (RECYCLE LOGO)   MS229-06                      MSCA10-06/06

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    GLOBAL HIGH INCOME FUND

                    Message from the President
                    and
                    Semiannual Report
                    Unaudited
                    April 30, 2006

MESSAGE FROM
THE PRESIDENT

Dear Shareholder,

The six months from November 1, 2005, through April 30, 2006, represented a generally positive period for the economy and for investors. Most U.S. stock indexes recorded strong returns for the six-month reporting period. According to Russell data, value stocks outperformed growth stocks among large-capitalization issues, while the reverse was true for mid-cap and small-cap stocks.

Strong demand kept prices for oil, metals, and several other commodities relatively high, which had a positive influence on energy and materials stocks and helped commodity-exporting emerging economies. Not all of the influence was positive, however. In the United States, rising fuel costs had a negative impact on airlines, automakers, and utilities.

According to preliminary estimates from the Bureau of Economic Analysis, real gross domestic product increased at an annual rate of 5.3% in the first quarter of 2006, up from 1.7% in the fourth quarter of 2005. Economic growth, elevated energy prices, and the potential for inflationary pressure moved the Federal Open Market Committee to raise the targeted federal funds rate four times during the reporting period, with a 25-basis-point increase on each occasion. (A basis point is one-hundredth of a percentage point.) At the end of April 2006, the federal funds target rate stood at 4.75%.

Rising interest rates affected different bonds in different ways, and for portions of the reporting period, the yield curve inverted with yields on two-, five-, and 10-year Treasurys exceeding those on 30-year Treasurys. By the end of April, however, the yield curve had regained a positive slope. Rising interest rates took a toll on bond prices, but many bond indexes recorded positive total returns for the six-month reporting period.

The yield differences (or spreads) between high-yield bonds and U.S. Treasurys were relatively narrow during the reporting period, which reduced the compensation investors received for taking on additional risk. Even so, default rates in the high-yield market remained near their historical lows. Convertible bonds were hurt by rising interest rates, but managed to capture a substantial percentage of the stock market's gain.

During the first-quarter of 2006, issuance in the leveraged-loan market was down relative to the same period a year ago, but noteworthy financings by Georgia Pacific and NRG provided abundant liquidity. As the pipeline for upcoming issues became less promising, spreads in the leveraged-loan market tended to contract. New-money issuance and refunding issuance also declined in the municipal bond market, but at the end of April 2006, insured municipal bonds yielded 88% of long Treasurys, making municipals one of the more attractive high-grade bond sectors.

At MainStay, we offer a wide variety of Funds that pursue their respective investment objectives by investing in appropriate segments of the market. Each Fund follows a disciplined investment approach that the portfolio manager seeks to consistently apply across various market environments. The investment objective, strategies, and process used by your Fund(s) are outlined in the prospectus.

It is our pleasure to announce that on May 17, 2006, Institutional Capital Corporation (ICAP), a premier value-equity institutional investment firm based in Chicago, signed a definitive agreement to join New York Life Investment Management. Subject to board and shareholder approval, ICAP's three mutual funds are expected to join the MainStay Fund family on or around August 31, 2006.

We are honored that you have chosen to invest with MainStay Funds. We hope that the breadth of our offerings, the quality of our service, and the performance of our Funds will encourage you to maintain a long-term perspective, regardless of how the markets may shift or your financial needs may evolve.

The semiannual report that follows gives you additional insight into the portfolio management decisions that affected the performance of your MainStay Fund investment during the six months ended April 30, 2006. Please read it carefully to gain broader perspective on the progress of your Fund.

Sincerely,


/s/ CHRISTOPHER O. BLUNT


Christopher O. Blunt
President


                       Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    GLOBAL HIGH INCOME FUND

                    The MainStay Funds

                    Semiannual Report

                    Unaudited

                    April 30, 2006

TABLE OF CONTENTS

Semiannual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   9
--------------------------------------------------------------------------------

Portfolio of Investments                                                      10
--------------------------------------------------------------------------------

Financial Statements                                                          17
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 22
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                  28
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        28
--------------------------------------------------------------------------------

Special Meeting of Shareholders                                               28
--------------------------------------------------------------------------------

Trustees and Officers                                                         29

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX       ONE    FIVE      SINCE
TOTAL RETURNS            MONTHS(1)   YEAR    YEARS   INCEPTION
--------------------------------------------------------------
With sales charges          1.12%     8.96%  15.07%    10.43%
Excluding sales charges     5.88     14.09   16.13     11.07

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                MAINSTAY GLOBAL HIGH INCOME            JPMORGAN EMBI GLOBAL
                                                                            FUND                        DIVERSIFIED INDEX
                                                                ---------------------------            --------------------
6/1/98                                                                      9550                              10000
                                                                            8770                               9862
                                                                            9829                              11009
                                                                           10386                              12403
                                                                           12683                              14038
                                                                           14894                              16542
                                                                           16530                              18076
                                                                           19227                              20500
4/30/06                                                                    21937                              22936

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX       ONE    FIVE      SINCE
TOTAL RETURNS            MONTHS(1)   YEAR    YEARS   INCEPTION
--------------------------------------------------------------
With sales charges          0.40%     8.17%  15.03%    10.21%
Excluding sales charges     5.40     13.17   15.26     10.21

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                MAINSTAY GLOBAL HIGH INCOME            JPMORGAN EMBI GLOBAL
                                                                            FUND                        DIVERSIFIED INDEX
                                                                ---------------------------            --------------------
6/1/98                                                                     10000                              10000
                                                                            9114                               9862
                                                                           10128                              11009
                                                                           10614                              12403
                                                                           12865                              14038
                                                                           15003                              16542
                                                                           16529                              18076
                                                                           19079                              20500
4/30/06                                                                    21592                              22936

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX       ONE    FIVE      SINCE
TOTAL RETURNS            MONTHS(1)   YEAR    YEARS   INCEPTION
--------------------------------------------------------------
With sales charges          4.40%    12.17%  15.26%    10.21%
Excluding sales charges     5.40     13.17   15.26     10.21

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                MAINSTAY GLOBAL HIGH INCOME            JPMORGAN EMBI GLOBAL
                                                                            FUND                        DIVERSIFIED INDEX
                                                                ---------------------------            --------------------
6/1/98                                                                     10000                              10000
                                                                            9114                               9862
                                                                           10128                              11009
                                                                           10614                              12403
                                                                           12865                              14038
                                                                           15003                              16542
                                                                           16529                              18076
                                                                           19079                              20500
4/30/06                                                                    21592                              22936

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and max-imum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. From inception (6/1/98) through 8/31/98, performance of Class C shares (first offered 9/1/98) includes the historical performance of Class B shares adjusted to reflect the applicable CDSC for Class C shares.
1. Performance figures shown for the six month period ended April 30, 2006 reflect nonrecurring reimbursements from affiliates for audit and legal costs and losses attributable to shareholder trading arrangements. (See Note 3(B) on page 25 of the Notes to Financial Statements for further explanation). The effect on total return was less than 0.01%.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     5

                                             SIX      ONE     FIVE      SINCE
BENCHMARK PERFORMANCE                       MONTHS   YEAR    YEARS    INCEPTION
-------------------------------------------------------------------------------
JPMorgan EMBI Global Diversified Index(2)    4.83%   11.88%  13.08%     11.06%
Average Lipper emerging markets debt
  fund(3)                                    6.00    14.26   15.86      11.28

2. The JPMorgan EMBI Global Diversified Index is an unmanaged, market-capitalization weighted, total-return index tracking the traded market for U.S. dollar denominated Brady bonds, Eurobonds, traded loans, and local-market debt instruments issued by sovereign and quasi-sovereign entities. Results assume reinvestment of all income and capital gains. The JPMorgan EMBI Global Diversified Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
3. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PREVIOUS PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 6   MainStay Global High Income Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY GLOBAL HIGH INCOME FUND

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2005, to April 30, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2005, through April 30, 2006.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six months ended April 30, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                              ENDING ACCOUNT
                                                                                               VALUE (BASED
                                                      ENDING ACCOUNT                         ON HYPOTHETICAL
                                                       VALUE (BASED                           5% ANNUALIZED
                                      BEGINNING         ON ACTUAL           EXPENSES              RETURN             EXPENSES
                                       ACCOUNT         RETURNS AND            PAID              AND ACTUAL             PAID
                                        VALUE           EXPENSES)            DURING             EXPENSES)             DURING
SHARE CLASS                            11/1/05           4/30/06           PERIOD(1,2)           4/30/06            PERIOD(1,2)

CLASS A SHARES                        $1,000.00         $1,059.20            $ 7.15             $1,018.00             $ 7.00
-------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,054.55            $10.95             $1,014.25             $10.74
-------------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,054.55            $10.95             $1,014.25             $10.74
-------------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.40% for Class A and 2.15% for Class B and Class C) multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).

2. Amount includes nonrecurring reimbursements from affiliates for audit and legal costs and losses attributable to shareholder trading arrangements (See
   Note 3(B) on page 25 of the Notes to Financial Statements for further explanation). If these nonrecurring reimbursements had not been made, the actual expenses paid would have been $7.30, $11.10 and $11.10 for Class A, Class B and Class C, respectively and the hypothetical expenses paid would have been $7.15, $10.89 and $10.89 for Class A, Class B and Class C, respectively.

                                                     www.mainstayfunds.com     7

PORTFOLIO COMPOSITION AS OF APRIL 30, 2006

(COMPOSITION PIE CHART)

Governments & Federal Agencies                                                    69.9
Corporate Bonds                                                                   21.9
Short-Term Investments (Collateral from securities lending                         6.6
  is 3.2%)
Brady Bonds                                                                        2.1
Yankee Bond                                                                        0.4
Loan Participations                                                                0.2
Purchased Put Option                                                               0.1
Liabilities in Excess of Cash and Other Assets                                    (1.2)

See Portfolio of Investments on page 10 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Republic of Brazil, 8.25%, due 1/20/34
 2.  Russian Federation, Series Reg S 5.00%, due
     3/31/30, 7.50% beginning 3/31/07
 3.  Republic of Philippines, 9.50%, due 2/2/30
 4.  Republic of Brazil, 8.00%, due 1/15/18
 5.  United Mexican States, 8.125%, due 12/30/19
 6.  Argentine Republic, 8.28%, due 12/31/33
 7.  Russian Federation, Series Reg S 11.00%, due
     7/24/18
 8.  Republic of Venezuela, Series Reg S 8.50%, due
     10/8/14
 9.  Republic of Peru, 9.125%, due 2/21/12
10.  Republic of Colombia, 8.125%, due 5/21/24

 8   MainStay Global High Income Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Gary Goodenough, Joseph Portera, and Jeffrey H. Saxon of MacKay Shields LLC

HOW DID MAINSTAY GLOBAL HIGH INCOME FUND PERFORM RELATIVE TO ITS BENCHMARK AND ITS PEERS DURING THE SIX-MONTH REPORTING PERIOD?

Excluding all sales charges, MainStay Global High Income Fund returned 5.88% for Class A shares, 5.40% for Class B shares, and 5.40% for Class C shares for the six months ended April 30, 2006. All share classes outperformed the 4.83% return of the JPMorgan EMBI Global Diversified Index,(1) the Fund's broad-based securities-market index, for the six-month period. All share classes underperformed the 6.00% return of the average Lipper(2) emerging markets debt fund for the six months ended April 30, 2006.

WHAT ISSUES AFFECTED THE MANAGEMENT OF THE FUND DURING THE REPORTING PERIOD?

During the reporting period, the rise in U.S. Treasury rates did not have a positive effect on emerging-market debt, but fundamental and technical catalysts remained positive. Global economic activity was robust, which helped commodity prices reach new highs. Strong pricing and continued demand supported many emerging-market economies, whose export baskets are heavily weighted in commodities such as oil, copper, and soy beans. The Fund, which maintained an overweighted position in commodity exporters (with the exception of Venezuela), was well positioned to benefit from these market dynamics.

DID YOU ADJUST THE FUND'S POSITION IN VENEZUELA?

We elected to reduce the Fund's position in Venezuela and take profits as a relative-value decision. With yields reaching all-time lows, we decided to redeploy those assets into Argentine debt. Argentina has recovered dramatically in recent months. The Fund participated in this recovery by buying Argentina's external bond debt as well as the nation's warrants. The warrants' payments are based on the growth rate of the Argentine economy, which we felt would be likely to surpass the target rate of the warrants.

WHAT OTHER CHANGES DID YOU MAKE TO THE FUND DURING THE REPORTING PERIOD?

We increased the Fund's exposure to local-currency debt during the reporting period, which helped the Fund's returns. As of April 30, 2006, local-currency emerging-market debt represented approximately 6.0% of the Fund's net assets, with an average position of 0.5% in any single local currency.

Toward the end of the period, we added put options(3) on U.S. Treasury futures to protect the Fund from further tightening of U.S. monetary policy. The decision helped the Fund's relative results when 10-year Treasury yields rose significantly after we had implemented the strategy.

HOW DID POLITICAL FACTORS AFFECT THE FUND?

In emerging markets, political risk is always an issue. During the reporting period, a heavy election calendar in Latin America added to fears of a pullback in fiscal and economic reforms. This was particularly evident in Bolivia, but since the nation has no bonded tradable debt and the Fund has no Bolivian assets, the Fund was not affected. We do not believe that the apparent move to the left will spill over to places such as Mexico or Peru. The Fund remains overweighted relative to its benchmark in Peruvian debt and neutral to the benchmark in Mexican debt.


Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. Funds that invest in bonds are subject to credit, inflation, and interest-rate risk and can lose principal value when interest rates rise. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains. The Fund is nondiversified. By concentrating in a smaller number of investments, the Fund's risk is increased because each investment has a greater effect on the Fund's performance.
1. See footnote on page 6 for more information on the JPMorgan EMBI Global Diversified Index.
2. See footnote on page 6 for more information on Lipper Inc.
3. A put option on a debt security gives the holder the right, but not the obligation, to sell a bond at a set price for a specific period of time.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                     www.mainstayfunds.com     9

PORTFOLIO OF INVESTMENTS APRIL 30, 2006 UNAUDITED

                                                            PRINCIPAL
                                                               AMOUNT          VALUE
LONG-TERM BONDS (94.5%)+
BRADY BONDS (2.1%) (a)
------------------------------------------------------------------------------------
NIGERIA (0.6%)
Central Bank of Nigeria
 Series WW
 6.25%, due 11/15/20                                $       1,250,000   $  1,240,625
                                                                        ------------

PERU (1.3%)
Republic of Peru
 Series 20 year
 5.00%, due 3/7/17 (b)                                      2,803,300      2,670,143
                                                                        ------------
VIETNAM (0.2%)
Socialist Republic of Vietnam
 Series 30 year
 3.75%, due 3/12/28
 4.00%, beginning 3/1/07                                      500,000        408,906
                                                                        ------------
Total Brady Bonds
 (Cost $3,562,129)                                                         4,319,674
                                                                        ------------

CORPORATE BONDS (21.9%)
------------------------------------------------------------------------------------
ARGENTINA (0.9%)
Argentine Beverages Financial Trust
 7.375%, due 3/22/12 (c)                                      250,000        250,937
Loma Negra Compania Industrial Argentina S.A.
 7.25%, due 3/15/13 (c)                                       300,000        292,500
Telecom Personal S.A.
 9.25%, due 12/22/10 (c)                                    1,250,000      1,284,375
                                                                        ------------
                                                                           1,827,812
                                                                        ------------
BAHAMAS (0.2%)
Ultrapetrol, Ltd.
 9.00%, due 11/24/14                                          450,000        420,750
                                                                        ------------

BERMUDA (0.9%)
AES China Generating Co., Ltd.
 8.25%, due 6/26/10                                           550,000        552,163
Asia Aluminum Holdings, Ltd.
 8.00%, due 12/23/11 (c)                                      500,000        472,500
 Series Reg S
 8.00%, due 12/23/11                                          485,000        457,112
Hopson Development Holdings, Ltd.
 8.125%, due 11/9/12 (c)                                      400,000        415,000
                                                                        ------------
                                                                           1,896,775
                                                                        ------------

                                                            PRINCIPAL
                                                               AMOUNT          VALUE
BRAZIL (1.6%)
Braskem S.A.
 9.375%, due 6/1/15 (c)                             $         150,000   $    164,250
 Series Reg S
 9.375%, due 6/1/15                                           800,000        876,000
Caue Finance, Ltd.
 8.875%, due 8/1/15 (c)                                       750,000        812,812
CIA Brasileira de Bebidas
 10.50%, due 12/15/11                                         125,000        149,687
Cosan S.A. Industria e Comercio
 8.25%, due 5/15/49 (c)                                     1,000,000        965,000
Gol Finance
 8.75%, due 4/29/49 (c)                                       300,000        291,000
                                                                        ------------
                                                                           3,258,749
                                                                        ------------
CAYMAN ISLANDS (1.2%)
Autopistas del Nordeste Cayman, Ltd.
 9.39%, due 1/15/26 (c)                                       400,000        401,000
Banco Mercantil del
 Norte S.A.
 Series Reg S
 5.875%, due 2/17/14                                          400,000        398,000
CSN Islands VIII Corp.
 9.75%, due 12/16/13 (c)                                      750,000        838,125
Vale Overseas, Ltd.
 6.25%, due 1/11/16                                           650,000        638,625
Votorantim Overseas III
 7.875%, due 1/23/14 (c)                                      200,000        212,500
                                                                        ------------
                                                                           2,488,250
                                                                        ------------
CHILE (0.3%)
AES Gener S.A.
 7.50%, due 3/25/14 (d)                                       550,000        562,763
Empresa Nacional de Petroleo
 6.75%, due 11/15/12 (c)                                      100,000        104,319
                                                                        ------------
                                                                             667,082
                                                                        ------------
COLOMBIA (1.1%)
AES Chivor S.A. E.S.P.
 9.75%, due 12/30/14 (c)                                      500,000        562,500
Bavaria S.A.
 8.875%, due 11/1/10 (c)                                    1,085,000      1,171,800
 Series Reg S
 8.875%, due 11/1/10                                          500,000        540,000
                                                                        ------------
                                                                           2,274,300
                                                                        ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 10   MainStay Global High Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                            PRINCIPAL
                                                               AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------------
GERMANY (0.8%)
Citigroup Global Markets (Severstal) Deutschland
 9.25%, due 4/19/14 (c)                             $         460,000   $    496,800
Kyivstar GSM
 7.75%, due 4/27/12 (c)                                       400,000        399,800
 10.375%, due 8/17/09 (c)                                     580,000        627,125
                                                                        ------------
                                                                           1,523,725
                                                                        ------------
HONG KONG (0.3%)
Panva Gas Holdings, Ltd.
 8.25%, due 9/23/11                                           500,000        525,327
                                                                        ------------

LUXEMBOURG (3.2%)
Evraz Group S.A.
 8.25%, due 11/10/15 (c)                                      865,000        869,325
Gazprom International S.A.
 7.201%, due 2/1/20 (c)                                     2,445,000      2,551,969
Mobile Telesystems Finance S.A.
 9.75%, due 1/30/08 (c)                                       750,000        785,625
Norilsk Nickel Finance Luxemburg S.A.
 7.125%, due 9/30/09                                          700,000        706,160
Sistema Finance S.A.
 10.25%, due 4/14/08                                          500,000        528,900
Tengizchevroil Finance Co. S.A.R.L.
 6.124%, due 11/15/14 (c)                                     320,000        314,800
Vimpel Communications
 8.375%, due 10/22/11 (c)                                     200,000        207,250
Wimm-Bill-Dann Foods OJSC
 8.50%, due 5/21/08 (c)                                       600,000        611,250
                                                                        ------------
                                                                           6,575,279
                                                                        ------------
MAURITIUS (0.4%)
Antam Finance, Ltd.
 7.375%, due 9/30/10                                          300,000        302,359
MEI Euro Finance, Ltd.
 Series Reg S
 8.75%, due 5/22/10                                           500,000        514,020
                                                                        ------------
                                                                             816,379
                                                                        ------------
MEXICO (0.9%)
America Movil S.A. de C.V.
 5.50%, due 3/1/14                                            400,000        377,148
Controladora Mabe S.A. de C.V.
 6.50%, due 12/15/15 (c)                                      250,000        240,337
Desarrolladora Homex S.A. de C.V.
 7.50%, due 9/28/15                                           100,000         96,400
Grupo Gigante S.A. de C.V.
 8.75%, due 4/13/16 (c)                                       300,000        295,500

                                                            PRINCIPAL
                                                               AMOUNT          VALUE
MEXICO (CONTINUED)
Grupo Transportacion Ferroviaria Mexicana S.A. de
 C.V.
 12.50%, due 6/15/12                                $         540,000   $    598,050
Monterrey Power S.A. de C.V.
 9.625%, due 11/15/09 (c)                                     160,613        176,674
                                                                        ------------
                                                                           1,784,109
                                                                        ------------
NETHERLANDS (1.5%)
Excelcomindo Finance Co. B.V.
 7.125%, due 1/18/13 (c)                                      300,000        297,750
Indosat Finance Co. B.V.
 7.125%, due 6/22/12 (c)                                      250,000        248,125
Intergas Finance B.V.
 6.875%, due 11/4/11 (c)                                      570,000        571,425
Kazkommerts International B.V.
 7.00%, due 11/3/09 (c)                                       500,000        502,500
Paiton Energy Funding B.V.
 9.34%, due 2/15/14 (c)                                       500,000        526,250
 Series Reg S
 9.34%, due 2/15/14                                           550,000        578,875
TURANALEM Finance B.V.
 7.75%, due 4/25/13 (c)                                       300,000        295,875
                                                                        ------------
                                                                           3,020,800
                                                                        ------------
PANAMA (0.1%)
AES El Salvador Trust
 6.75%, due 2/1/16 (c)                                        300,000        287,204
                                                                        ------------

PHILIPPINES (0.4%)
Philippine Long Distance Telephone Co.
 8.35%, due 3/6/17                                             70,000         76,300
 11.375%, due 5/15/12                                         550,000        672,375
                                                                        ------------
                                                                             748,675
                                                                        ------------
RUSSIA (2.3%)
OAO Gazprom
 9.625%, due 3/1/13 (c)                                     1,720,000      2,033,900
Siberian Oil Co.
 Series Reg S
 10.75%, due 1/15/09                                        1,195,000      1,329,557
Tyumen Oil Co.
 11.00%, due 11/6/07 (c)                                    1,250,000      1,335,937
                                                                        ------------
                                                                           4,699,394
                                                                        ------------
SOUTH KOREA (0.2%)
C&M Finance, Ltd.
 8.10%, due 2/1/16 (c)                                        500,000        494,318
                                                                        ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    11

                                                            PRINCIPAL
                                                               AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------------
UNITED STATES (5.6%)
Galaxy Entertainment
 Finance Co., Ltd.
 9.875%, due 12/15/12 (c)(d)                        $       2,200,000   $  2,277,000
General Motors Acceptance Corp.
 6.875%, due 9/15/11                                          585,000        548,028
 8.00%, due 11/1/31 (d)                                       265,000        251,276
MGM Mirage
 6.75%, due 4/1/13 (c)                                        500,000        492,500
Pemex Project Funding
 Master Trust
 Series Reg S
 5.75%, due 12/15/15                                        3,100,000      2,938,800
 7.375%, due 12/15/14                                       2,960,000      3,137,600
Southern Copper Corp.
 7.50%, due 7/27/35                                         1,900,000      1,843,000
                                                                        ------------
                                                                          11,488,204
                                                                        ------------
Total Corporate Bonds
 (Cost $44,267,316)                                                       44,797,132
                                                                        ------------

GOVERNMENTS & FEDERAL AGENCIES (69.9%)
------------------------------------------------------------------------------------
ARGENTINA (5.7%)
Republic of Argentina
 (zero coupon), due 12/15/35 (e)                    $      20,269,323   $  2,047,202
 (zero coupon), due 12/15/35 (e)                    ARS     8,961,424        264,544
 1.33%, due 12/31/38                                $       1,000,000        378,000
 2.50%, beginning 3/1/09
 3.75%, beginning 3/1/19
 5.25%, beginning 3/1/29
 4.889%, due 8/3/12 (e)(f)                                  3,123,750      2,923,830
 5.83%, due 12/31/33 (e)                            ARS     3,207,847      1,356,266
V    8.28%, due 12/31/33 (d)                        $       4,735,806      4,712,127
                                                                        ------------
                                                                          11,681,969
                                                                        ------------
BRAZIL (16.0%)
Federal Republic of Brazil
V    8.00%, due 1/15/18                                     4,951,000      5,374,310
V    8.25%, due 1/20/34                                     9,885,000     10,749,937
 Series B
 8.875%, due 4/15/24                                        1,475,000      1,681,500
 9.25%, due 10/22/10                                        1,160,000      1,313,120
 9.375%, due 4/7/08                                         2,425,000      2,597,175
 10.125%, due 5/15/27                                       1,500,000      1,923,750
 10.50%, due 7/14/14                                        1,230,000      1,525,200
 11.00%, due 1/11/12                                        2,500,000      3,063,750
 11.50%, due 3/12/08                                        1,560,000      1,725,360

                                                            PRINCIPAL
                                                               AMOUNT          VALUE
BRAZIL (CONTINUED)
 12.25%, due 3/6/30                                 $       1,140,000   $  1,705,440
 14.50%, due 10/15/09                                         900,000      1,154,700
                                                                        ------------
                                                                          32,814,242
                                                                        ------------
COLOMBIA (4.0%)
Republic of Colombia
 6.55%, due 11/16/15 (e)                                      500,000        525,750
V    8.125%, due 5/21/24                                    2,830,000      3,148,375
 10.00%, due 1/23/12                                        1,960,000      2,314,760
 10.375%, due 1/28/33                                         500,000        687,500
 11.75%, due 2/25/20                                          430,000        611,675
 12.00%, due 10/22/15                               COP 1,600,000,000        800,387
                                                                        ------------
                                                                           8,088,447
                                                                        ------------
COSTA RICA (0.3%)
Republic of Costa Rica
 Series Reg S
 8.11%, due 2/1/12                                  $         500,000        532,000
                                                                        ------------

DOMINICAN REPUBLIC (0.6%)
Dominican Republic
 9.04%, due 1/23/18 (c)                                       641,320        703,849
 Series Reg S
 9.04%, due 1/23/18                                           534,411        586,516
                                                                        ------------
                                                                           1,290,365
                                                                        ------------
ECUADOR (1.9%)
Republic of Ecuador
 Series Reg S
 9.00%, due 8/15/30
 10.00%, beginning 8/1/06                                   1,730,000      1,786,225
 Series Reg S
 9.375%, due 12/15/15                                       1,920,000      2,059,200
                                                                        ------------
                                                                           3,845,425
                                                                        ------------
EGYPT (0.8%)
Arab Republic of Egypt
 Series Reg S
 8.75%, due 7/11/11                                           610,000        683,200
Republic of Egypt
 Series 364
 (zero coupon), due 3/6/07                          EGP     6,250,000      1,012,220
                                                                        ------------
                                                                           1,695,420
                                                                        ------------
EL SALVADOR (0.2%)
Republic of El Salvador
 7.75%, due 1/24/23 (c)                             $         100,000        108,500
 Series Reg S
 7.75%, due 1/24/23                                           100,000        108,000
 8.25%, due 4/10/32 (c)                                       250,000        268,750
                                                                        ------------
                                                                             485,250
                                                                        ------------

 12   MainStay Global High Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                            PRINCIPAL
                                                               AMOUNT          VALUE
GOVERNMENTS & FEDERAL AGENCIES (CONTINUED)
------------------------------------------------------------------------------------
GERMANY (1.8%)
Aries Vermoegensverwaltungs
 9.60%, due 10/25/14 (c)                            $       2,250,000   $  2,801,250
 Series Reg S
 9.60%, due 10/25/14                                          750,000        933,300
                                                                        ------------
                                                                           3,734,550
                                                                        ------------
INDONESIA (1.1%)
Republic of Indonesia
 6.875%, due 3/9/17 (c)                                     1,100,000      1,089,000
 7.25%, due 4/20/15 (c)                                       550,000        565,125
 Series Reg S
 7.25%, due 4/20/15                                           500,000        512,935
                                                                        ------------
                                                                           2,167,060
                                                                        ------------
LEBANON (1.0%)
Republic of Lebanon
 Series Reg S
 11.625%, due 5/11/16                                       1,650,000      2,068,688
                                                                        ------------

MEXICO (3.3%)
United Mexican States
 7.50%, due 1/14/12                                           800,000        860,000
 8.00%, due 12/17/15                                MXN     5,000,000        433,747
V    8.125%, due 12/30/19                           $       4,650,000      5,370,750
                                                                        ------------
                                                                           6,664,497
                                                                        ------------
PANAMA (2.6%)
Republic of Panama
 6.70%, due 1/26/36                                           295,000        289,100
 7.125%, due 1/29/26                                          925,000        934,250
 8.875%, due 9/30/27                                          920,000      1,097,100
 9.375%, due 7/23/12                                          350,000        402,500
 9.375%, due 4/1/29                                         1,635,000      2,041,298
 9.625%, due 2/8/11                                           462,000        526,680
                                                                        ------------
                                                                           5,290,928
                                                                        ------------
PERU (2.4%)
Republic of Peru
 7.35%, due 7/21/25                                           935,000        924,715
 8.75%, due 11/21/33                                          500,000        562,500
V    9.125%, due 2/21/12                                    3,000,000      3,333,000
                                                                        ------------
                                                                           4,820,215
                                                                        ------------
PHILIPPINES (6.0%)
Republic of Philippines
 7.75%, due 1/14/31                                         1,400,000      1,410,500
 8.00%, due 1/15/16                                           650,000        701,188
 9.375%, due 1/18/17                                          830,000        965,913
V    9.50%, due 2/2/30                                      4,660,000      5,516,275

                                                            PRINCIPAL
                                                               AMOUNT          VALUE
PHILIPPINES (CONTINUED)
 9.875%, due 1/15/19                                $       1,670,000   $  2,008,175
 10.625%, due 3/16/25 (d)                                   1,290,000      1,667,325
                                                                        ------------
                                                                          12,269,376
                                                                        ------------
RUSSIA (7.2%)
Russian Federation
 5.00%, due 3/31/30
 7.50%, beginning 3/31/07 (c)                                  28,205         30,602
V    Series Reg S
 5.00%, due 3/31/30
 7.50%, beginning 3/31/07                                   9,699,750     10,509,679
V    Series Reg S
 11.00%, due 7/24/18                                        3,010,000      4,260,655
                                                                        ------------
                                                                          14,800,936
                                                                        ------------
SOUTH AFRICA (0.5%)
Republic of South Africa
 7.375%, due 4/25/12                                          950,000      1,015,313
                                                                        ------------

TURKEY (6.2%)
Republic of Turkey
 7.00%, due 6/5/20                                            300,000        301,875
 7.25%, due 3/15/15                                         1,510,000      1,566,625
 7.375%, due 2/5/25                                         2,980,000      3,047,050
 9.00%, due 6/30/11                                         1,000,000      1,115,000
 9.875%, due 3/19/08                                          380,000        406,125
 11.00%, due 1/14/13                                          550,000        684,063
 11.75%, due 6/15/10                                          700,000        838,250
 11.875%, due 1/15/30 (d)                                   1,160,000      1,769,000
 12.375%, due 6/15/09                                       1,470,000      1,725,413
 15.00%, due 2/10/10                                TRY     1,563,745      1,291,494
                                                                        ------------
                                                                          12,744,895
                                                                        ------------
UKRAINE (0.7%)
Ukraine Government
 6.875%, due 3/4/11 (c)                             $         350,000        351,313
 7.65%, due 6/11/13 (c)                                       900,000        939,942
 Series Reg S
 11.00%, due 3/15/07                                          204,052        210,439
                                                                        ------------
                                                                           1,501,694
                                                                        ------------
URUGUAY (2.3%)
Republic of Uruguay
 7.50%, due 3/15/15                                         1,760,000      1,812,800
 7.875%, due 1/15/33 (g)                                    2,724,200      2,765,063
 9.25%, due 5/17/17                                           130,000        149,013
                                                                        ------------
                                                                           4,726,876
                                                                        ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13

                                                            PRINCIPAL
                                                               AMOUNT          VALUE
GOVERNMENTS & FEDERAL AGENCIES (CONTINUED)
------------------------------------------------------------------------------------
VENEZUELA (5.3%)
Republic of Venezuela
 Series Reg S
 6.09%, due 4/20/11 (e)                             $       1,750,000   $  1,769,250
 Series Reg S
 7.00%, due 12/1/18                                         1,000,000      1,005,000
V    8.50%, due 10/8/14                                     3,670,000      4,110,400
 9.375%, due 1/13/34                                        2,215,000      2,809,728
 10.75%, due 9/19/13                                          680,000        844,900
 13.625%, due 8/15/18                                         200,000        304,700
                                                                        ------------
                                                                          10,843,978
                                                                        ------------
Total Governments & Federal Agencies
 (Cost $128,495,807)                                                     143,082,124
                                                                        ------------

LOAN PARTICIPATIONS (0.2%) (h)
------------------------------------------------------------------------------------
ALGERIA (0.2%)
Republic of Algeria
 0.982%, due 3/4/10 (e)                             Y      14,736,845        128,777
 Tranche 1
 2.813%, due 9/4/06                                 $          30,769         30,692
 Tranche 3
 5.813%, due 3/4/10                                           133,333        133,400
                                                                        ------------
                                                                             292,869
MOROCCO (0.0%) ++
Kingdom of Morocco
 Tranche A
 2.563%, due 1/1/09                                            64,750         64,750
                                                                        ------------
Total Loan Participations
 (Cost $319,467)                                                             357,619
                                                                        ------------

YANKEE BOND (0.4%) (i)
------------------------------------------------------------------------------------
ARGENTINA (0.4%)
YPF Sociedad Anonima
 9.125%, due 2/24/09                                          880,000        926,200
                                                                        ------------
Total Yankee Bond
 (Cost $857,770)                                                             926,200
                                                                        ------------
Total Long-Term Bonds
 (Cost $177,502,489)                                                     193,482,749
                                                                        ------------
                                                            NUMBER OF
                                                        CONTRACTS (n)          Value
PURCHASED PUT OPTION (0.1%)
------------------------------------------------------------------------------------
UNITED STATES (0.1%)
United States Treasury
 Strike Price $104.00
 Expire 5/25/06                                               450,000   $    203,906
                                                                        ------------
Total Purchased Put Option
 (Cost $297,000)                                                             203,906
                                                                        ------------
                                                            PRINCIPAL
                                                               AMOUNT
SHORT-TERM INVESTMENTS (6.6%)
------------------------------------------------------------------------------------
COMMERCIAL PAPER (3.1%)
Banco Santander Central Hispano S.A.
 4.722%, due 5/8/06 (j)                                      $315,158        315,158
Charta LLC
 4.919%, due 5/30/06 (j)                                      157,578        157,578
CIESCO, Inc.
 4.798%, due 5/19/06 (j)                                      186,594        186,594
Den Danske Bank
 4.773%, due 5/5/06 (j)                                       264,732        264,732
Fairway Finance Corp.
 4.891%, due 5/22/06 (j)                                      189,095        189,095
General Electric Capital Corp.
 5.001%, due 6/26/06 (j)                                      207,508        207,508
Grampian Funding LLC
 4.785%, due 5/3/06 (j)                                       157,578        157,578
Greyhawk Funding
 4.878%, due 5/18/06 (j)                                      187,903        187,903
Jupiter Securitization Corp.
 4.834%, due 5/3/06 (j)                                        81,687         81,687
Lexington Parker Capital Co.
 4.914%, due 5/16/06 (j)                                      125,162        125,162
Liberty Street Funding Co.
 4.87%, due 5/18/06 (j)                                       124,789        124,789
Merrill Lynch & Co., Inc.
 4.75%, due 5/1/06 (k)                                        500,000        500,000
Rabobank USA Finance Corp.
 4.81%, due 5/1/06 (k)                                      3,820,000      3,820,000
                                                                        ------------
                                                                           6,317,784
                                                                        ------------
Total Commercial Paper
 (Cost $6,317,784)                                                         6,317,784
                                                                        ------------

 14   MainStay Global High Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                                               SHARES          VALUE
INVESTMENT COMPANIES (1.3%)
BGI Institutional Money Market Fund (j)                       237,910   $    237,910
Merrill Lynch Funds--Premier Institutional Money
 Market Fund                                                2,459,017      2,459,017
                                                                        ------------
Total Investment Companies
 (Cost $2,696,927)                                                         2,696,927
                                                                        ------------
                                                            PRINCIPAL
                                                               AMOUNT
REPURCHASE AGREEMENT (0.1%)
Morgan Stanley & Co.
 4.98%, dated 4/28/06
 due 5/1/06
 Proceeds at Maturity $98,649
 (Collateralized by various bonds with a Principal
 Amount of
 $102,293 and Market Value
 of $101,523) (j)                                   $          98,608         98,608
                                                                        ------------
Total Repurchase Agreement
 (Cost $98,608)                                                               98,608
                                                                        ------------
TIME DEPOSITS (2.1%)
Abbey National PLC
 4.78%, due 5/9/06 (j)                                        315,158        315,158
ABN Amro Bank N.V.
 4.84%, due 5/19/06 (j)                                       315,158        315,158
Banco Bilbao Vizcaya Argentaria S.A.
 4.905%, due 5/24/06 (j)                                      252,126        252,126
Bank of America
 4.77%, due 5/26/06 (e)(j)                                    315,158        315,158
Bank of Montreal
 4.78%, due 5/8/06 (j)                                        315,158        315,158
Bank of Nova Scotia
 4.78%, due 5/10/06 (j)                                       242,671        242,671
Barclays
 4.95%, due 6/20/06 (j)                                       252,126        252,126
BNP Paribas
 4.80%, due 5/12/06 (j)                                       315,158        315,158
Calyon
 4.955%, due 6/19/06 (j)                                      315,158        315,158
Credit Suisse First Boston Corp.
 4.91%, due 6/5/06 (j)                                        315,158        315,158
Fortis Bank
 4.77%, due 5/9/06 (j)                                        315,158        315,158
Nordea Bank Finland PLC
 5.00%, due 6/27/06 (j)                                       315,158        315,158

                                                            PRINCIPAL
                                                               AMOUNT          VALUE
TIME DEPOSITS (CONTINUED)
Societe Generale
 4.73%, due 5/9/06 (j)                              $         315,158   $    315,158
UBS AG
 4.77%, due 5/4/06 (j)                                        409,705        409,705
                                                                        ------------
                                                                           4,308,208
                                                                        ------------
Total Time Deposits
 (Cost $4,308,208)                                                         4,308,208
                                                                        ------------
Total Short-Term Investments
 (Cost $13,421,527)                                                       13,421,527
                                                                        ------------
Total Investments
 (Cost $191,221,016) (l)                                        101.2%   207,108,182(m)
Liabilities in Excess of
 Cash and Other Assets                                           (1.2)    (2,392,891)
                                                    -----------------   ------------
Net Assets                                                      100.0%  $204,715,291
                                                    =================   ============

++   Less than one tenth of a percent.
(a)  Brady bond--U.S. dollar-denominated bonds of developing countries.
(b)  FLIRB (Floating Loaded Interest Rate Bond) carries a
     fixed, below market interest rate which rises
     incrementally over the initial 5 to 10 years of the life
     of the bond, and is then replaced by a floating rate
     coupon for the remaining life of the bond.
(c)  May be sold to institutional investors only.
(d)  Represents security, or a portion thereof, which is out on loan.
(e)  Floating rate. Rate shown is the rate in effect at April
     30, 2006.
(f)  Fair valued security. The total market value of these
     securities at April 30, 2006 is $2,923,830, which
     reflects 1.4% of the Fund's net assets.
(g)  CIK ("Cash in Kind")--Interest payment is made with cash or additional securities.
(h)  Floating Rate Loan--generally pays interest at rates
     which are periodically re-determined at a margin above
     the London Inter-Bank Offered Rate ("LIBOR") or other
     short-term rates. The rate shown is the rate(s) in
     effect at April 30, 2006. Floating Rate Loans are
     generally considered restrictive in that the Fund is
     ordinarily contractually obligated to receive consent
     from the Agent Bank and/or borrower prior to disposition
     of a Floating Rate Loan.
(i)  Yankee Bond--dollar-denominated bond issued in the
     United States by a foreign bank or corporation.
(j)  Represents security, or a portion thereof, purchased
     with cash collateral received for securities on loan.
(k)  Partially segregated for foreign currency forward
     contracts.
(l)  The cost for federal income tax purposes is
     $191,534,958.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    15

(m) At April 30, 2006 net unrealized appreciation for securities was $15,573,224, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $16,783,023 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,209,799.
(n)  One contract relates to 100 shares.
The following abbreviations are used in the above portfolio:
ARS--Argentinian Peso
COP--Colombian Peso
EGP--Egyptian Pound
Y--Japanese Yen
MXN--Mexican Peso
TRY--New Turkish Lira

 16   MainStay Global High Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2006 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $191,221,016) including
  $6,472,453 market value of securities loaned  $207,108,182
Cash                                                   4,088
Receivables:
  Dividends and interest                           3,727,371
  Investment securities sold                       1,243,870
  Fund shares sold                                 1,177,610
Other assets                                          28,559
Unrealized appreciation on foreign currency
  forward contracts                                  153,117
                                                -------------
    Total assets                                 213,442,797
                                                -------------

LIABILITIES:
Securities lending collateral                      6,642,510
Payables:
  Investment securities purchased                  1,015,095
  Fund shares redeemed                               352,090
  Manager                                            129,940
  Transfer agent                                      95,090
  NYLIFE Distributors                                 90,746
  Professional                                        33,399
  Custodian                                           10,048
  Trustees                                             3,032
Accrued expenses                                      30,694
Dividends payable                                    324,862
                                                -------------
    Total liabilities                              8,727,506
                                                -------------
Net assets                                      $204,715,291
                                                =============

COMPOSITION OF NET ASSETS:
Share of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized:
  Class A                                       $    108,020
  Class B                                             38,635
  Class C                                             31,382
Additional paid-in capital                       185,640,305
Accumulated distributions in excess of net
  investment income                                 (413,994)
Accumulated net realized gain on investments
  and foreign currency transactions                3,264,348
Net unrealized appreciation on investments        15,887,166
Net unrealized appreciation on translation of
  other assets and liabilities in foreign
  currencies and foreign currency forward
  contracts                                          159,429
                                                -------------
Net assets                                      $204,715,291
                                                =============
CLASS A
Net assets applicable to outstanding shares     $124,607,963
                                                =============
Shares of beneficial interest outstanding         10,802,022
                                                =============
Net asset value per share outstanding           $      11.54
Maximum sales charge (4.50% of offering price)          0.54
                                                -------------
Maximum offering price per share outstanding    $      12.08
                                                =============
CLASS B
Net assets applicable to outstanding shares     $ 44,201,360
                                                =============
Shares of beneficial interest outstanding          3,863,523
                                                =============
Net asset value and offering price per share
  outstanding                                   $      11.44
                                                =============
CLASS C
Net assets applicable to outstanding shares     $ 35,905,968
                                                =============
Shares of beneficial interest outstanding          3,138,157
                                                =============
Net asset value and offering price per share
  outstanding                                   $      11.44
                                                =============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    17

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2006 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Interest                                        $6,918,734
  Income from securities loaned--net                  27,626
                                                  -----------
    Total income                                   6,946,360
                                                  -----------
EXPENSES:
  Manager                                            661,263
  Distribution--Class B                              181,789
  Distribution--Class C                              119,388
  Transfer agent                                     222,200
  Distribution/Service--Class A                      135,773
  Service--Class B                                    60,596
  Service--Class C                                    39,796
  Registration                                        40,031
  Professional                                        56,622
  Custodian                                           26,659
  Recordkeeping                                       22,671
  Shareholder communication                           19,873
  Trustees                                             6,225
  Miscellaneous                                       18,295
                                                  -----------
    Total expenses                                 1,611,181
  Net recouped fees                                   35,186
  Reimbursement from Manager for audit and legal
    costs (See Note 3(B) on page 25.)                (22,992)
                                                  -----------
    Net expenses                                   1,623,375
                                                  -----------
Net investment income                              5,322,985
                                                  -----------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS:
Net realized gain on:
  Security transactions                            4,517,936
  Foreign currency transactions                      240,424
                                                  -----------
Net realized gain on investments and foreign
  currency transactions                            4,758,360
                                                  -----------
Net increase from payments from Manager for
  losses attributable to shareholder trading
  arrangements (See Note 3(B) on page 25.)            11,000
                                                  -----------
Net change in unrealized appreciation on:
  Security transactions                             (273,192)
  Translation of other assets and liabilities in
    foreign currencies and foreign currency
    forward contracts                                117,042
                                                  -----------
Net change in unrealized appreciation on
  investments and foreign currency transactions     (156,150)
                                                  -----------
Net realized and unrealized gain on investments
  and foreign currency transactions                4,613,210
                                                  -----------
Net increase in net assets resulting from
  operations                                      $9,936,195
                                                  ===========

 18   MainStay Global High Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2006 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2005

                                             2006           2005
INCREASE IN NET ASSETS:
Operations:
 Net investment income               $  5,322,985   $  8,512,764
 Net realized gain on investments
  and foreign currency transactions     4,758,360      6,157,121
 Net increase from payments from
  Manager for losses attributable
  to shareholder trading
  arrangements (See Note 3(B) on
  page 25.)                                11,000             --
 Net change in unrealized
  appreciation on investments and
  foreign currency transactions          (156,150)    (1,560,055)
                                     ---------------------------
 Net increase in net assets
  resulting from operations             9,936,195     13,109,830
                                     ---------------------------

Dividends and distributions to shareholders:
 From net investment income:
   Class A                             (5,018,675)    (4,386,769)
   Class B                             (2,431,347)    (2,937,455)
   Class C                             (1,444,808)    (1,371,905)
 From net realized gain on investments:
   Class A                                     --       (779,565)
   Class B                                     --       (583,594)
   Class C                                     --       (318,843)
                                     ---------------------------
 Total dividends and distributions
  to shareholders                      (8,894,830)   (10,378,131)
                                     ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                             48,411,521     37,315,909
   Class B                              7,574,143     17,485,890
   Class C                             10,541,208     16,717,985
 Net asset value of shares issued in connection
  with acquisition of MainStay International Bond
  Fund:
   Class A                                     --     17,036,563
   Class B                                     --     15,539,762
   Class C                                     --      2,080,147
 Net asset value of shares issued to shareholders
  in reinvestment of dividends and distributions:
   Class A                              3,103,446      2,772,217
   Class B                              1,664,070      2,694,234
   Class C                                925,644        986,646
                                     ---------------------------
                                       72,220,032    112,629,353
 Cost of shares redeemed:
   Class A                            (13,983,287)   (16,475,481)
   Class B                            (22,867,702)   (10,583,141)
   Class C                             (4,256,004)    (8,089,607)
                                     ---------------------------
                                      (41,106,993)   (35,148,229)
    Increase in net assets derived
     from capital share
     transactions                      31,113,039     77,481,124
                                     ---------------------------
    Net increase in net assets         32,154,404     80,212,823

                                             2006           2005
NET ASSETS:
Beginning of period                  $172,560,887   $ 92,348,064
                                     ---------------------------
End of period                        $204,715,291   $172,560,887
                                     ===========================
Accumulated (distributions in
 excess of) undistributed net
 investment income at end of period  $   (413,994)  $  3,157,851
                                     ===========================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                             CLASS A
                                            -------------------------------------------------------------------------
                                                                                          JANUARY 1,
                                            SIX MONTHS                                       2003*
                                              ENDED                  YEAR ENDED             THROUGH        YEAR ENDED
                                            APRIL 30,               OCTOBER 31,           OCTOBER 31,      DECEMBER 31,
                                              2006**             2005         2004           2003           2002
Net asset value at beginning of period       $  11.44           $ 11.17      $ 10.49        $  8.89        $  8.72
                                            ----------          -------      -------      -----------      -------
Net investment income                            0.32              0.73         0.76           0.63           0.73
Net realized and unrealized gain (loss) on
  investments                                    0.32              0.49         0.67           1.56           0.19
Net realized and unrealized gain (loss) on
  foreign currency transactions                  0.02              0.00 (a)     0.00(a)        0.00(a)       (0.01)
                                            ----------          -------      -------      -----------      -------
Total from investment operations                 0.66              1.22         1.43           2.19           0.91
                                            ----------          -------      -------      -----------      -------
Less dividends and distributions:
  From net investment income                    (0.56)            (0.76)       (0.75)         (0.59)         (0.74)
  From net realized gain on investments            --             (0.19)          --             --             --
                                            ----------          -------      -------      -----------      -------
Total dividends and distributions               (0.56)            (0.95)       (0.75)         (0.59)         (0.74)
                                            ----------          -------      -------      -----------      -------
Net asset value at end of period             $  11.54           $ 11.44      $ 11.17        $ 10.49        $  8.89
                                            ==========          =======      =======      ===========      =======
Total investment return (b)                      5.88%(d)(f)(g)   11.35%       14.26%         25.21%(d)      11.01%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                        5.94%+            6.63%        7.29%          7.75%+         8.49%
    Net expenses                                 1.40%+            1.43%        1.53%          1.63%+         1.70%
    Expenses (before
      reimbursement/recoupment)                  1.39%+            1.46%        1.53%          1.63%+         1.91%
Portfolio turnover rate                            17%               34%          24%            34%            92%
Net assets at end of period (in 000's)       $124,608           $86,515      $44,434        $34,371        $22,754

                                                 CLASS A
                                            ------------------

                                              YEAR ENDED
                                             DECEMBER 31,
                                             2001        2000
Net asset value at beginning of period      $ 8.49      $ 8.58
                                            ------      ------
Net investment income                         0.85(e)     0.85
Net realized and unrealized gain (loss) on
  investments                                 0.24(e)    (0.08)
Net realized and unrealized gain (loss) on
  foreign currency transactions                 --        0.00(a)
                                            ------      ------
Total from investment operations              1.09        0.77
                                            ------      ------
Less dividends and distributions:
  From net investment income                 (0.86)      (0.86)
  From net realized gain on investments         --          --
                                            ------      ------
Total dividends and distributions            (0.86)      (0.86)
                                            ------      ------
Net asset value at end of period            $ 8.72      $ 8.49
                                            ======      ======
Total investment return (b)                  13.59%       9.30%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                    10.11%(e)   10.05%
    Net expenses                              1.70%       1.71%(c)
    Expenses (before
      reimbursement/recoupment)               2.27%       2.53%
Portfolio turnover rate                        111%         96%
Net assets at end of period (in 000's)      $9,894      $8,827

                                                                      CLASS C
                                            ------------------------------------------------------------
                                                                                          JANUARY 1,
                                            SIX MONTHS                                       2003*
                                              ENDED                  YEAR ENDED             THROUGH
                                            APRIL 30,               OCTOBER 31,           OCTOBER 31,
                                              2006**             2005         2004           2003
Net asset value at beginning of period       $ 11.36            $ 11.10      $ 10.44        $  8.86
                                            ----------          -------      -------      -----------
Net investment income                           0.29               0.65         0.69           0.57
Net realized and unrealized gain (loss) on
  investments                                   0.30               0.48         0.65           1.54
Net realized and unrealized gain (loss) on
  foreign currency transactions                 0.02              (0.00)(a)    (0.00)(a)       0.00(a)
                                            ----------          -------      -------      -----------
Total from investment operations                0.61               1.13         1.34           2.11
                                            ----------          -------      -------      -----------
Less dividends and distributions:
  From net investment income                   (0.53)             (0.68)       (0.68)         (0.53)
  From net realized gain on investments           --              (0.19)          --             --
                                            ----------          -------      -------      -----------
Total dividends and distributions              (0.53)             (0.87)       (0.68)         (0.53)
                                            ----------          -------      -------      -----------
Net asset value at end of period             $ 11.44            $ 11.36      $ 11.10        $ 10.44
                                            ==========          =======      =======      ===========
Total investment return (b)                     5.40%(d)(f)(g)    10.62%       13.36%         24.33%(d)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                       5.19%+             5.88%        6.54%          7.00%+
    Net expenses                                2.15%+             2.18%        2.28%          2.38%+
    Expenses (before
      reimbursement/recoupment)                 2.14%+             2.21%        2.28%          2.38%+
Portfolio turnover rate                           17%                34%          24%            34%
Net assets at end of period (in 000's)       $35,906            $28,547      $16,455        $11,031

                                                       CLASS C
                                            ------------------------------

                                                      YEAR ENDED
                                                     DECEMBER 31,
                                             2002        2001        2000
Net asset value at beginning of period      $ 8.68      $ 8.46      $ 8.54
                                            ------      ------      ------
Net investment income                         0.67        0.79(e)     0.79
Net realized and unrealized gain (loss) on
  investments                                 0.20        0.23(e)    (0.08)
Net realized and unrealized gain (loss) on
  foreign currency transactions              (0.01)         --       (0.00)(a)
                                            ------      ------      ------
Total from investment operations              0.86        1.02        0.71
                                            ------      ------      ------
Less dividends and distributions:
  From net investment income                 (0.68)      (0.80)      (0.79)
  From net realized gain on investments         --          --          --
                                            ------      ------      ------
Total dividends and distributions            (0.68)      (0.80)      (0.79)
                                            ------      ------      ------
Net asset value at end of period            $ 8.86      $ 8.68      $ 8.46
                                            ======      ======      ======
Total investment return (b)                  10.33%      12.69%       8.58%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                     7.74%       9.36%(e)    9.30%
    Net expenses                              2.45%       2.45%       2.46%(c)
    Expenses (before
      reimbursement/recoupment)               2.66%       3.02%       3.28%
Portfolio turnover rate                         92%        111%         96%
Net assets at end of period (in 000's)      $8,060      $  957      $  460

*    The Fund changed its fiscal year end from December 31 to October 31.
**   Unaudited.
+    Annualized.
(a)  Less than one cent per share.
(b)  Total return is calculated exclusive of sales charges.
(c)  The effect of non-reimbursable interest expense on the expense ration was 0.01%.
(d)  Total return is not annualized.
(e)  As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA
     Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below.
     Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                                CLASS A       CLASS B       CLASS C
Decrease net investment income                                  ($0.00)(a)    ($0.00)(a)    ($0.00)(a)
Increase net realized and unrealized gains and losses             0.00 (a)      0.00 (a)      0.00 (a)
Decrease ratio of net investment income                          (0.04%)       (0.04%)       (0.04%)

(f)  Includes nonrecurring reimbursements from Manager for audit and legal costs. There was no effect on total return. (See Note 3(B) on page 25.)
(g)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager reimbursement of such losses were less than 0.01%. (See Note
     3(B) on page 25.)

 20   MainStay Global High Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                             CLASS B
--------------------------------------------------------------------------------------------------
                                                  JANUARY 1,
    SIX MONTHS                                       2003*
      ENDED                  YEAR ENDED             THROUGH
    APRIL 30,               OCTOBER 31,           OCTOBER 31,          YEAR ENDED DECEMBER 31,
      2006**             2005         2004           2003           2002         2001        2000
     $ 11.36            $ 11.10      $ 10.44        $  8.86        $  8.68      $ 8.46      $ 8.54
    ----------          -------      -------      -----------      -------      ------      ------
        0.28               0.65         0.69           0.57           0.67        0.79 (e)    0.79
        0.31               0.48         0.65           1.54           0.20        0.23 (e)   (0.08)
        0.02              (0.00)(a)    (0.00)(a)       0.00 (a)      (0.01)         --       (0.00)(a)
    ----------          -------      -------      -----------      -------      ------      ------
        0.61               1.13         1.34           2.11           0.86        1.02        0.71
    ----------          -------      -------      -----------      -------      ------      ------
       (0.53)             (0.68)       (0.68)         (0.53)         (0.68)      (0.80)      (0.79)
          --              (0.19)          --             --             --          --          --
    ----------          -------      -------      -----------      -------      ------      ------
       (0.53)             (0.87)       (0.68)         (0.53)         (0.68)      (0.80)      (0.79)
    ----------          -------      -------      -----------      -------      ------      ------
     $ 11.44            $ 11.36      $ 11.10        $ 10.44        $  8.86      $ 8.68      $ 8.46
    ==========          =======      =======      ===========      =======      ======      ======
        5.40%(d)(f)(g)    10.62%       13.36%         24.33%(d)      10.33%      12.69%       8.58%
        5.19%+             5.88%        6.54%          7.00%+         7.74%       9.36%(e)    9.30%
        2.15%+             2.18%        2.28%          2.38%+         2.45%       2.45%       2.46%(c)
        2.14%+             2.21%        2.28%          2.38%+         2.66%       3.02%       3.28%
          17%                34%          24%            34%            92%        111%         96%
     $44,201            $57,500      $31,459        $26,881        $16,708      $6,715      $5,498

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    21

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises nineteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Global High Income Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, Class B shares and Class C shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Distribution of Class C shares commenced on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A, Class B and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B and Class C shares are subject to higher distribution fee rates than Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek to provide maximum current income by investing primarily in high yield debt securities of non-U.S. issuers. Capital appreciation is a secondary objective. The Fund is "non-diversified," which means that it may invest a greater percentage of its assets than diversified funds in a particular issuer. This may make it more susceptible than diversified funds to risks associated with an individual issuer, and to single economic, political or regulatory occurrences.

The Fund's principal investments include high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund also invests in foreign securities which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or brokers selected by the Fund's Manager, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time). Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations. Securities for which market quotations are not readily available are valued by methods deemed in good faith by Board of Trustees to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's principal market is temporarily closed at a time when under normal conditions it would be open. At April 30, 2006, the Fund held securities with a value of $2,923,830 that were valued in such manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3, conclude that such events may have effected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events.

 22   MainStay Global High Income Fund

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned. Discounts and premiums on securities, other than short-term securities, purchased for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Certain amounts have been reclassified to conform to current year presentation. Such reclassifications had no effect on the Fund's net income or capital.

(G) LOAN ASSIGNMENTS, PARTICIPATIONS AND COMMITMENTS. The Fund invests in loan assignments and loan participations. Loan assignments and participations are agreements to make money available (a "commitment") to a borrower in a specified amount, at a specified rate and within a specified time. Such loan assignments and participations are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (LIBOR).

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower ("intermediate participants"). In the event that the borrower, selling participant or intermediate participants becomes insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These commitments are disclosed in the accompanying Portfolio of Investments.

(H) FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign

                                                    www.mainstayfunds.com     23
currency forward contracts primarily to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the Fund's returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations. (See Note 5 on page 26.)

(I) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments, are reflected in unrealized foreign exchange gains or losses at period end exchange rates.

(J) SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (See Note 5 on page 26.)

(K) INDEMNIFICATIONS. In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and indirect wholly-owned subsidiary of New York Life acts as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual percentage of the Fund's average daily net assets as follows: 0.70% on assets up to $500 million and 0.65% on assets over $500 million. The Manager has entered into a written expense limitation agreement, under which the Manager has agreed to reimburse the expenses of the Fund so that the total ordinary operating expenses (total annual fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed, on an annualized basis, 1.40% of the average daily net assets of the Class A shares. An equivalent reimbursement, in an equal amount of basis points, will be applied to the other share classes. The Manager, within three years of incurring such expenses, may recoup the amount of any management fee waiver or expense reimbursement from the Fund pursuant to this agreement if such recoupment does not cause the Fund to exceed existing expense limitations. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. For the six months ended April 30, 2006, the Manager earned fees from the Fund in

 24   MainStay Global High Income Fund
the amount of $661,263, and recouped expenses in the amount of $35,186.

As of April 30, 2006, the amounts of waived or reimbursed fees that are subject to possible recoupment by the Manager, and the related expiration date is as follows:

        OCTOBER 31,
            2008                         TOTAL
           $2,934                        2,934
----------------------------------------------------------

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and the Subadvisor, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.35% of the average daily net assets of the Fund. To the extent the Manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

(B) PAYMENTS FROM AFFILIATES. NYLIM reimbursed or paid all expenses relating to the Board of Trustees' review of fund trading as described in the footnote relating to "Other Matters." (See page 27)

The total costs associated were approximately $821,000 and included payments to certain third party service providers. The amount that was reimbursed to the Global High Income Fund is $22,992.

Additional payments were made by affiliates relating to the Trustees review of certain shareholder trading matters. Further discussion regarding these payments by affiliates can be found below in the footnote relating to "Other Matters."

The reimbursement amount as well as the additional payment made by NYLIM are disclosed in the Statement of Operations as expenses reimbursed and net increase from payments for losses attributable to shareholder trading arrangements. This reimbursement and payment impacted the expenses and/or net investment income ratios as well as the total return calculations included in the financial highlights and in the performance tables and expense charts in this report.

(C) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund. The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(D) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $44,110 for the six months ended April 30, 2006. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $1,083, $38,459 and $3,657, respectively, for the six months ended April 30, 2006.

(E) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund for the six months ended April 30, 2006, amounted to $222,200.

(F) NON-INTERESTED TRUSTEES FEES. Non-Interested Trustees are paid an annual retainer fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual retainer fee of $20,000. The Audit and Compliance Committee Chairman receives an additional $2,000 for each meeting of the Audit and Compliance Committee attended and the Chairpersons of the Brokerage and Expense Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the respective Committee meetings attended. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/ Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus, the Fund only pays a portion of the fees identified above.

(G) CAPITAL. At April 30, 2006, New York Life held shares of Class A with a net asset value of $6,877,117. This represents 5.5% of the Class A net assets and 3.4% of the Fund's total net assets at April 30, 2006.

(H) OTHER. Pursuant to the Management Agreement, fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund

                                                    www.mainstayfunds.com     25
by the Office of the General Counsel of NYLIM amounted to $2,288 for the six months ended April 30, 2006.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $22,671 for the six months ended April 30, 2006.

NOTE 4--FEDERAL INCOME TAX:

At October 31, 2005, for federal income tax purposes, capital loss carryforwards of $1,260,445 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

           CAPITAL LOSS             AMOUNTS
        AVAILABLE THROUGH           (000'S)
               2007                  $  512
               2008                     337
               2012                     309
               2013                     102
       -------------------------------------------
                                     $1,260
       -------------------------------------------

The tax character of distributions paid during the year ended October 31, 2005, shown in the Statement of Changes in Net Assets, was as follows:

                                             2005
Distributions paid from:
  Ordinary Income                    $ 9,043,816
  Long-term capital gains              1,334,315
-------------------------------------------------
                                     $10,378,131
-------------------------------------------------

NOTE 5--FUND SECURITIES LOANED AND FOREIGN CURRENCY FORWARD CONTRACTS:

As of April 30, 2006, the Fund had securities on loan with an aggregate market value of $6,472,453. The Fund received $6,642,510 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Securities purchased with collateral received are valued at amortized cost.

Foreign currency forward contracts open at April 30, 2006:

                                                                         CONTRACT          CONTRACT
                                                                           AMOUNT            AMOUNT            UNREALIZED
FOREIGN CURRENCY BUY CONTRACTS                                          PURCHASED              SOLD          APPRECIATION
Brazilian Real vs. U.S. Dollar, expiring 6/9/06               BRL      1,974,400        $  911,121        $        24,765
-------------------------------------------------------------------------------------------------------------------------
Indonesian Rupiah vs. U.S. Dollar, expiring 6/7/06            IDR 13,687,500,000         1,479,730                 78,324
-------------------------------------------------------------------------------------------------------------------------
Korea Won vs. U.S. Dollar, expiring 7/19/06                   KRW    914,887,500           954,201                 17,844
-------------------------------------------------------------------------------------------------------------------------
Philippine Peso vs. U.S. Dollar, expiring 6/16/06             PHP     48,402,000           900,000                 32,184
-------------------------------------------------------------------------------------------------------------------------
Unrealized appreciation on foreign currency forward
  contracts                                                                                               $       153,117
-------------------------------------------------------------------------------------------------------------------------

NOTE 6--CUSTODIAN:

Investors Bank & Trust Company is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .070% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the six months ended April 30, 2006.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended April 30, 2006, purchases and sales of securities, other than short-term securities, were $61,392 and $31,731, respectively.

 26   MainStay Global High Income Fund

NOTE 9--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                     SIX MONTHS ENDED
                                      APRIL 30, 2006*
                                CLASS A   CLASS B   CLASS C
Shares sold                      4,178       656      914
-----------------------------------------------------------
Shares issued in reinvestment
  of dividends                     268       145       81
-----------------------------------------------------------
                                 4,446       801      995
-----------------------------------------------------------
Shares redeemed                 (1,205)   (2,000)    (370)
-----------------------------------------------------------
Net increase (decrease)          3,241    (1,199)     625
-----------------------------------------------------------

                                        YEAR ENDED
                                     OCTOBER 31, 2005
                                CLASS A   CLASS B   CLASS C
Shares sold                      3,297     1,561     1,484
-----------------------------------------------------------
Shares issued in connection
  with acquisition of MainStay
  International Bond Fund (a)    1,501     1,377       184
-----------------------------------------------------------
Shares issued in reinvestment
  of dividends                     246       241        88
-----------------------------------------------------------
                                 5,044     3,179     1,756
-----------------------------------------------------------
Shares redeemed                 (1,463)     (950)     (725)
-----------------------------------------------------------
Net increase                     3,581     2,229     1,031
-----------------------------------------------------------

*   Unaudited.
(a) On February 4, 2005 and pursuant to shareholder approval, the assets of MainStay International Bond Fund were acquired by the MainStay Global High Income Fund.

NOTE 10--OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises have cooperated fully and completed responding to these requests. As previously reported in response to those requests for information and, as noted in the notes to the year-end 2004 and 2005 financial statements of each fund of the Trust, NYLIM had been a party to arrangements with certain registered representatives of broker-dealers relating to the level of trading by clients of those registered representatives in shares of certain funds of the Trust. All such arrangements were terminated by the fourth quarter of 2003. NYLIM and the Trustees of the Trust have reviewed the possible dilutive effects that transactions under those arrangements and certain other levels of trading by fund shareholders over the period from 1999 to 2003 may have had on the funds. As a result of this review, in December 2005, NYLIM made payments totaling $5.882 million to nine MainStay funds. The amount paid to the MainStay Global High Income Fund was $11,000. NYLIM has reimbursed or paid all expenses relating to the Board of Trustees' review of this matter, as well as substantially all of the costs associated with the other regulatory matters described in this note.

In a separate matter, the Securities and Exchange Commission has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that fund, as well as the related guarantee disclosure to fund shareholders. Discussions have been held with the Securities and Exchange Commission concerning a possible resolution of this matter. There can be no assurance of the outcome of these efforts.

                                                    www.mainstayfunds.com     27

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investment Management LLC ("NYLIM") uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-202-551-5850); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

SPECIAL MEETING OF SHAREHOLDERS
Pursuant to notice, a special meeting and three adjournment meetings (pertaining only to certain Funds) of the shareholders of The MainStay Funds (the "Trust") were held on March 27, April 17, May 8, and June 8, 2006, respectively, at the Parsippany, New Jersey offices of New York Life Investment Management LLC. The purpose of the meetings was to present the following proposals for shareholder consideration:

1. To elect the following individuals to the Board of Trustees of the Trust;

  - Charlynn Goins
  - Edward J. Hogan
  - Alan R. Latshaw
  - Terry L. Lierman
  - John B. McGuckian
  - Donald E. Nickelson
  - Richard S. Trutanic
  - Gary E. Wendlandt (Interested Trustee)

There are no other Trustees of the Trust.

2. To grant the Trust the approval to enter into and materially amend agreements with Subadvisors on behalf of one or more of the Funds without obtaining shareholder approval; and

3. To approve the amendment of certain fundamental investment restrictions.

No other business came before the special meetings.

Each of the proposals listed above was passed by the shareholders of the Fund as shown below.

                                                VOTES      VOTES
GLOBAL HIGH INCOME FUND          VOTES FOR     AGAINST   WITHHELD       TOTAL
PROPOSAL #1-ELECTION OF TRUSTEES
--------------------------------------------------------------------------------
a. Charlynn Goins                9,119,975            0    394,071    9,514,046
--------------------------------------------------------------------------------
b. Edward J. Hogan               9,120,385            0    393,661    9,514,046
--------------------------------------------------------------------------------
c. Alan R. Latshaw               9,113,557            0    400,490    9,514,047
--------------------------------------------------------------------------------
d. Terry L. Lierman              9,116,609            0    397,437    9,514,046
--------------------------------------------------------------------------------
e. John B. McGuckian             9,116,936            0    397,110    9,514,046
--------------------------------------------------------------------------------
f. Donald E. Nickelson           9,117,265            0    396,781    9,514,046
--------------------------------------------------------------------------------
g. Richard S. Trutanic           9,119,506            0    394,541    9,514,047
--------------------------------------------------------------------------------
h. Gary E Wendlandt              9,121,940            0    392,107    9,514,047
--------------------------------------------------------------------------------
PROPOSAL #2-APPROVAL TO ENTER INTO AND MATERIALLY AMEND AGREEMENTS
--------------------------------------------------------------------------------
                                 6,578,109      309,341    360,729    7,248,179
--------------------------------------------------------------------------------
PROPOSAL #3-AMENDMENT TO CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------
a. Borrowing                     6,622,999      352,160    373,019    7,348,178
--------------------------------------------------------------------------------
b. Senior Securities             6,656,909      218,863    372,406    7,248,178
--------------------------------------------------------------------------------
c. Underwriting Securities       6,667,142      216,805    364,234    7,248,181
--------------------------------------------------------------------------------
d. Real Estate                   6,660,598      216,321    371,261    7,248,180
--------------------------------------------------------------------------------
e. Commodities                   6,649,096      225,086    373,999    7,248,181
--------------------------------------------------------------------------------
f. Making Loans                  6,627,848      247,049    372,284    7,247,181
--------------------------------------------------------------------------------
g. Concentration of
  Investments                    6,675,541      202,438    370,200    7,248,179
--------------------------------------------------------------------------------
h. Diversification               6,661,234      215,341    371,604    7,248,179
--------------------------------------------------------------------------------

This resulted in approval of the proposals.

 28   MainStay Global High Income Fund

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, as of July 1, 2006, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the Trustees then in office will call a shareholder meeting for the election of Trustees, or
(2) his or her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

        GARY E.           Indefinite; Chairman   Chairman and Manager, New York Life               62           Chairman and
        WENDLANDT         since 2002, Chief      Investment Management LLC (including                           Director,
        10/8/50           Executive Officer      predecessor advisory organizations) and                        MainStay VP
                          (2004 to June 2006),   New York Life Investment Management                            Series Fund,
                          and Trustee since      Holdings LLC; Chief Executive Officer,                         Inc.
                          2000                   New York Life Investment Management LLC
                                                 and New York Life Investment Management
                                                 Holdings LLC (2000 to June 2006); Senior
                                                 Executive Vice President for Investment
                                                 and Finance, New York Life Insurance
                                                 Company (since July 2006); Executive
                                                 Vice President, New York Life Insurance
                                                 Company (1999 to June 2006); Executive
                                                 Vice President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC,
                                                 Madison Capital Funding LLC, and NYLCAP
                                                 Manager LLC; Manager, MacKay Shields
                                                 LLC; Executive Vice President, New York
                                                 Life Insurance and Annuity Corporation;
                                                 Chairman, and Director, MainStay VP
                                                 Series Fund, Inc. (25 portfolios); Chief
                                                 Executive Officer, MainStay VP Series
                                                 Fund, Inc. (2002 to June 2006); Chief
                                                 Executive Officer, Eclipse Funds (3
                                                 Portfolios) and Eclipse Funds Inc. (15
                                                 Portfolios) (2005 to June 2006);
                                                 Executive Vice President and Chief
                                                 Investment Officer, MassMutual Life
                                                 Insurance Company (1993 to 1999).
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        CHARLYNN GOINS    Indefinite; Trustee    Retired. Chairperson of the Board, New            19           None
        9/15/42           since 2001             York City Health and Hospital
                                                 Corporation.
        -----------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Indefinite; Trustee    Rear Admiral U.S. Navy (Retired);                 19           None
        8/17/32           since 1996             Independent Management Consultant (1997
                                                 to 2002).
        -----------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Indefinite; Trustee    Chair, Maryland Democratic Party;                 19           None
        1/4/48            since 1991             Chairman, Smartpaper Networks
                                                 Corporation (communications); Partner,
                                                 Health Ventures LLC (2001 to 2005); Vice
                                                 Chair, Employee Health Programs (1990 to
                                                 2002); Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc.
                                                 (1984 to 2001).
        -----------------------------------------------------------------------------------------------------------------------
        JOHN B.           Indefinite; Trustee    Chairman, Ulster Television Plc; Pro              19           Non-Executive
        MCGUCKIAN         since 1997             Chancellor, Queen's University (1985 to                        Director,
        11/13/39                                 2001).                                                         Allied Irish
                                                                                                                Banks Plc;
                                                                                                                Chairman and
                                                                                                                Non-Executive
                                                                                                                Director, Irish
                                                                                                                Continental
                                                                                                                Group, Plc;
                                                                                                                Chairman, AIB
                                                                                                                Group (UK) Plc;
                                                                                                                Non-Executive
                                                                                                                Director,
                                                                                                                Unidare Plc.
        -----------------------------------------------------------------------------------------------------------------------

     * A Trustee is considered to be an interested person of the Trust within the meaning of the 1940 Act because of an affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past Five Years." All Trustees not considered to be interested persons of the Trust are referred to as "Non-Interested Trustees."

                                                    www.mainstayfunds.com     29

                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        DONALD E.         Indefinite; Trustee    Retired. Vice Chairman, Harbour Group             19           Director,
        NICKELSON         since 1994 and Lead    Industries, Inc. (leveraged buyout                             Adolor
        12/9/32           Non-Interested         firm); President, PaineWebber Group                            Corporation;
                          Trustee since 2000     (1988 to 1990).                                                Director, First
                                                                                                                Advantage
                                                                                                                Corporation.
        -----------------------------------------------------------------------------------------------------------------------

        RICHARD S.        Indefinite; Trustee    Chairman (1990 to present) and Chief              19           None
        TRUTANIC          since 1994             Executive Officer (1990 to 1999),
        2/13/52                                  Somerset Group (financial advisory
                                                 firm); Managing Director and Advisor,
                                                 The Carlyle Group (private investment
                                                 firm) (2002 to 2004); Senior Managing
                                                 Director, Groupe Arnault (private
                                                 investment firm) (1999 to 2002).
        -----------------------------------------------------------------------------------------------------------------------

        ALAN R. LATSHAW   Indefinite; Trustee    Retired. Partner, Ernst & Young LLP               19           State Farm
        3/27/51           and Audit Committee    (2002 to 2003); Partner, Arthur Andersen                       Associates
                          Financial Expert       LLP (1976 to 2002).                                            Funds Trusts (4
                          since 2006                                                                            portfolios);
                                                                                                                State Farm
                                                                                                                Mutual Fund
                                                                                                                Trust (15
                                                                                                                portfolios);
                                                                                                                State Farm
                                                                                                                Variable
                                                                                                                Product Trust
                                                                                                                (8 portfolios);
                                                                                                                Utopia Funds (4
                                                                                                                portfolios).
        -----------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES**

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General Counsel, and Secretary,
        ANSELMI           since 2003             New York Life Investment Management LLC (including
        10/19/46                                 predecessor advisory organizations) and New York Life
                                                 Investment Management Holdings LLC; Senior Vice President,
                                                 New York Life Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC; Secretary, NYLIM Service
                                                 Company LLC, NYLCAP Manager LLC, and Madison Capital Funding
                                                 LLC; Chief Legal Officer, Eclipse Funds, Eclipse Funds Inc.,
                                                 MainStay VP Series Fund, Inc., and McMorgan Funds; Managing
                                                 Director and Senior Counsel, Lehman Brothers Inc. (1998 to
                                                 1999); General Counsel and Managing Director, JP Morgan
                                                 Investment Management Inc. (1986 to 1998).
        -----------------------------------------------------------------------------------------------------

        ARPHIELA          Treasurer and          Director and Manager of Fund Accounting and Administration,
        ARIZMENDI         Principal Financial    New York Life Investment Management LLC (since 2003);
        10/26/56          and Accounting         Treasurer and Principal Financial and Accounting Officer,
                          Officer since 2005     Eclipse Funds, Eclipse Funds Inc., and McMorgan Funds (since
                                                 December 2005), and MainStay VP Series Fund, Inc. (since
                                                 March 2006); Assistant Treasurer, NYLIFE Distributors LLC;
                                                 Assistant Treasurer, The MainStay Funds, Eclipse Funds,
                                                 Eclipse Funds Inc., MainStay VP Series Fund, Inc., and
                                                 McMorgan Funds (1992 to December 2005).
        -----------------------------------------------------------------------------------------------------

        CHRISTOPHER O.    President since 2005   Executive Vice President, New York Life Investment
        BLUNT                                    Management LLC and New York Life Investment Management
        5/13/62                                  Holdings LLC (since 2004); Manager and Executive Vice
                                                 President, NYLIM Product Distribution, NYLIFE Distributors
                                                 LLC (since January 2005); Chairman, NYLIM Service Company
                                                 LLC (since March 2005); Chairman and Class C Director, New
                                                 York Life Trust Company, FSB (since 2004); Chairman, New
                                                 York Life Trust Company (since February 2005); President,
                                                 Eclipse Funds and Eclipse Funds Inc. (since 2005);
                                                 President, MainStay VP Series Fund, Inc. (since July 2006);
                                                 Chairman and Chief Executive Officer, Giving Capital, Inc.
                                                 (2001 to 2004); Chief Marketing Officer--Americas, Merrill
                                                 Lynch Investment Managers (1999 to 2001); President, Mercury
                                                 Funds Distributors (1999 to 2001).
        -----------------------------------------------------------------------------------------------------

        SCOTT T.          Vice President--       Director, New York Life Investment Management LLC (including
        HARRINGTON        Administration since   predecessor advisory organizations); Executive Vice
        2/8/59            2005                   President, New York Life Trust Company, and New York Life
                                                 Trust Company, FSB (since January 2006); Vice President--
                                                 Administration, MainStay VP Series Fund, Inc., Eclipse
                                                 Funds, and Eclipse Funds Inc. (since June 2005).
        -----------------------------------------------------------------------------------------------------

 30   MainStay Global High Income Fund

                          POSITION(S) HELD
                          WITH
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES**
        ALAN J.           Senior Vice President  Managing Director, Mutual Funds/Administration and Chief
        KIRSHENBAUM       since July 2006        Financial Officer of Retail Investments, New York Life
        6/25/71                                  Investment Management LLC (since July 2006); Senior Vice
                                                 President, Eclipse Funds, Eclipse Funds Inc., and MainStay
                                                 VP Series Fund, Inc. (since June 2006); Chief Financial
                                                 Officer, Bear Stearns Asset Management (1999 to May 2006).
        -----------------------------------------------------------------------------------------------------

        ALISON H.         Vice President--       Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           Compliance (2004 to    March 2006), and Managing Director and Chief Compliance
        12/16/65          June 2006); Senior     Officer (2003 to February 2006), New York Life Investment
                          Vice President and     Management LLC; Managing Director and Chief Compliance
                          Chief Compliance       Officer, New York Life Investment Management Holdings LLC
                          Officer since July     (2003 to present); Senior Managing Director, Compliance
                          2006                   (since March 2006) and Managing Director, Compliance (2003 to February 2006), NYLIFE Distributors LLC; Senior Vice
                                                 President and Chief Compliance Officer, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP Series Fund, Inc. (since
                                                 June 2006); Vice President--Compliance, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP Series Fund, Inc. (until
                                                 June 2006); Deputy Chief Compliance Officer, New York Life
                                                 Investment Management LLC (2002 to 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset Management (1999 to
                                                 2002).
        -----------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary since 2004   Managing Director and Associate General Counsel, New York
        MORRISON                                 Life Investment Management LLC (since 2004); Managing
        3/26/56                                  Director and Secretary, NYLIFE Distributors LLC; Secretary,
                                                 Eclipse Funds, Eclipse Funds Inc., and MainStay VP Series
                                                 Fund, Inc.; Chief Legal Officer--Mutual Funds and Vice
                                                 President and Corporate Counsel, The Prudential Insurance
                                                 Company of America (2000 to 2004).
        -----------------------------------------------------------------------------------------------------

        BRIAN A. MURDOCK  Chief Executive        Member of the Board of Managers and President (since 2004),
        3/14/56           Officer since July     and Chief Executive Officer (since July 2006), New York Life
                          2006                   Investment Management LLC and New York Life Investment
                                                 Management Holdings LLC; Senior Vice President, New York
                                                 Life Insurance Company (since 2004); Chairman of the Board and President, NYLIFE Distributors LLC (since 2004); Member of the Board of Managers, Madison Capital Funding LLC (since
                                                 2004); Member of the Board of Managers, NYLCAP Manager LLC
                                                 (since 2004); Chief Executive Officer, Eclipse Funds,
                                                 Eclipse Funds Inc. and MainStay VP Series Fund, Inc. (since
                                                 July 2006); Chief Operating Officer, Merrill Lynch
                                                 Investment Managers (2003 to 2004); Chief Investment
                                                 Officer, MLIM Europe and Asia (2001 to 2003); President of
                                                 Merrill Japan and Chairman of MLIM's Pacific Region (1999 to
                                                 2001).
        -----------------------------------------------------------------------------------------------------
        RICHARD W.        Vice President--Tax    Vice President, New York Life Insurance Company; Vice
        ZUCCARO           since 1991             President, New York Life Insurance and Annuity Corporation,
        12/12/49                                 New York Life Trust Company, FSB, NYLIFE Insurance Company
                                                 of Arizona, NYLIFE LLC, and NYLIFE Securities Inc.; Vice
                                                 President, Tax, NYLIFE Distributors LLC; Tax Vice President,
                                                 New York Life International, LLC, New York Life Trust
                                                 Company, and NYLIM Service Company LLC; Vice President--Tax,
                                                 Eclipse Funds and Eclipse Funds Inc. (since 1993), and
                                                 MainStay VP Series Fund, Inc. (since 1991).
        -----------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     31

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(2)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund(3)
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. Closed to new investors as of June 1, 2006.
4. An affiliate of New York Life Investment Management LLC.

                       Not part of the Semiannual Report

                       This page intentionally left blank

                       This page intentionally left blank

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C) 2006 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A08886         [RECYCLE LOGO]                       MS229-06  MSGH10-06/06

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    CONVERTIBLE FUND

                    Message from the President
                    and
                    Semiannual Report
                    Unaudited
                    April 30, 2006

MESSAGE FROM
THE PRESIDENT

Dear Shareholder,

The six months from November 1, 2005, through April 30, 2006, represented a generally positive period for the economy and for investors. Most U.S. stock indexes recorded strong returns for the six-month reporting period. According to Russell data, value stocks outperformed growth stocks among large-capitalization issues, while the reverse was true for mid-cap and small-cap stocks.

Strong demand kept prices for oil, metals, and several other commodities relatively high, which had a positive influence on energy and materials stocks and helped commodity-exporting emerging economies. Not all of the influence was positive, however. In the United States, rising fuel costs had a negative impact on airlines, automakers, and utilities.

According to preliminary estimates from the Bureau of Economic Analysis, real gross domestic product increased at an annual rate of 5.3% in the first quarter of 2006, up from 1.7% in the fourth quarter of 2005. Economic growth, elevated energy prices, and the potential for inflationary pressure moved the Federal Open Market Committee to raise the targeted federal funds rate four times during the reporting period, with a 25-basis-point increase on each occasion. (A basis point is one-hundredth of a percentage point.) At the end of April 2006, the federal funds target rate stood at 4.75%.

Rising interest rates affected different bonds in different ways, and for portions of the reporting period, the yield curve inverted with yields on two-, five-, and 10-year Treasurys exceeding those on 30-year Treasurys. By the end of April, however, the yield curve had regained a positive slope. Rising interest rates took a toll on bond prices, but many bond indexes recorded positive total returns for the six-month reporting period.

The yield differences (or spreads) between high-yield bonds and U.S. Treasurys were relatively narrow during the reporting period, which reduced the compensation investors received for taking on additional risk. Even so, default rates in the high-yield market remained near their historical lows. Convertible bonds were hurt by rising interest rates, but managed to capture a substantial percentage of the stock market's gain.

During the first-quarter of 2006, issuance in the leveraged-loan market was down relative to the same period a year ago, but noteworthy financings by Georgia Pacific and NRG provided abundant liquidity. As the pipeline for upcoming issues became less promising, spreads in the leveraged-loan market tended to contract. New-money issuance and refunding issuance also declined in the municipal bond market, but at the end of April 2006, insured municipal bonds yielded 88% of long Treasurys, making municipals one of the more attractive high-grade bond sectors.

At MainStay, we offer a wide variety of Funds that pursue their respective investment objectives by investing in appropriate segments of the market. Each Fund follows a disciplined investment approach that the portfolio manager seeks to consistently apply across various market environments. The investment objective, strategies, and process used by your Fund(s) are outlined in the prospectus.

It is our pleasure to announce that on May 17, 2006, Institutional Capital Corporation (ICAP), a premier value-equity institutional investment firm based in Chicago, signed a definitive agreement to join New York Life Investment Management. Subject to board and shareholder approval, ICAP's three mutual funds are expected to join the MainStay Fund family on or around August 31, 2006.

We are honored that you have chosen to invest with MainStay Funds. We hope that the breadth of our offerings, the quality of our service, and the performance of our Funds will encourage you to maintain a long-term perspective, regardless of how the markets may shift or your financial needs may evolve.

The semiannual report that follows gives you additional insight into the portfolio management decisions that affected the performance of your MainStay Fund investment during the six months ended April 30, 2006. Please read it carefully to gain broader perspective on the progress of your Fund.

Sincerely,


/s/ CHRISTOPHER O. BLUNT


Christopher O. Blunt
President


                       Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    CONVERTIBLE FUND

                    The MainStay Funds

                    Semiannual Report

                    Unaudited

                    April 30, 2006

TABLE OF CONTENTS

Semiannual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   9
--------------------------------------------------------------------------------

Portfolio of Investments                                                      11
--------------------------------------------------------------------------------

Financial Statements                                                          16
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 22
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                  28
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        28
--------------------------------------------------------------------------------

Special Meeting of Shareholders                                               28
--------------------------------------------------------------------------------

Trustees and Officers                                                         29

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
With sales charges        3.38%   12.97%  3.84%   7.52%
Excluding sales charges   9.40    19.55   5.02    8.13

(LINE GRAPH FOR CLASS A SHARES IN $)

                                                                                                  MERRILL LYNCH ALL CONVERTIBLE
                                                                 MAINSTAY CONVERTIBLE FUND               SECURITIES INDEX
                                                                 -------------------------        -----------------------------
4/30/96                                                                     9450                              10000
                                                                            9979                              10818
                                                                           12070                              13961
                                                                           12138                              15272
                                                                           16232                              19571
                                                                           16165                              17532
                                                                           15253                              16306
                                                                           14721                              16534
                                                                           17078                              19750
                                                                           17272                              19618
4/30/06                                                                    20649                              22833

  --   MainStay Convertible Fund  --   Merrill Lynch All Convertible
                                       Securities Index

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
With sales charges        4.14%   13.77%  3.92%   7.37%
Excluding sales charges   9.14    18.77   4.26    7.37

(LINE GRAPH FOR CLASS B SHARES IN $)

                                                                                                  MERRILL LYNCH ALL CONVERTIBLE
                                                                 MAINSTAY CONVERTIBLE FUND               SECURITIES INDEX
                                                                 -------------------------        -----------------------------
4/30/06                                                                    10000                              10000
                                                                           10503                              10818
                                                                           12623                              13961
                                                                           12593                              15272
                                                                           16718                              19571
                                                                           16530                              17532
                                                                           15477                              16306
                                                                           14835                              16534
                                                                           17077                              19750
                                                                           17146                              19618
4/30/06                                                                    20363                              22833

  --   MainStay Convertible Fund  --   Merrill Lynch All Convertible
                                       Securities Index

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
With sales charges        8.07%   17.68%  4.24%   7.36%
Excluding sales charges   9.07    18.68   4.24    7.36

(LINE GRAPH FOR CLASS C SHARES IN $)

                                                                                                  MERRILL LYNCH ALL CONVERTIBLE
                                                                 MAINSTAY CONVERTIBLE FUND               SECURITIES INDEX
                                                                 -------------------------        -----------------------------
4/30/96                                                                    10000                              10000
                                                                           10503                              10818
                                                                           12623                              13961
                                                                           12593                              15272
                                                                           16718                              19571
                                                                           16530                              17532
                                                                           15477                              16306
                                                                           14835                              16534
                                                                           17077                              19750
                                                                           17146                              19618
10/31/05                                                                   20349                              22833

  --   MainStay Convertible Fund  --   Merrill Lynch All Convertible
                                       Securities Index

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. Prior to 9/1/98 performance of Class C shares includes the historical performance of Class B shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class C shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     5

                                                             SIX      ONE      FIVE     TEN
BENCHMARK PERFORMANCE                                       MONTHS    YEAR    YEARS    YEARS
Merrill Lynch All Convertible Securities Index(1)            9.01%   16.39%    5.43%    8.61%
Average Lipper convertible securities fund(2)                8.93    16.81     5.21     8.17

1. The Merrill Lynch All Convertible Securities Index is an unmanaged weighted index of domestic corporate convertible securities. To be included in the Index, bonds and preferred stocks must be convertible only to common stock and have a market value or original par value of at least $50 million. Results assume reinvestment of all income and capital gains. The Merrill Lynch All Convertible Securities Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PREVIOUS PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 6   MainStay Convertible Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY CONVERTIBLE FUND

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2005, to April 31, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2005, through April 30, 2006.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six months ended April 30, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                          ENDING ACCOUNT
                                                                                           VALUE (BASED
                                                    ENDING ACCOUNT                       ON HYPOTHETICAL
                                                     VALUE (BASED                         5% ANNUALIZED
                                    BEGINNING         ON ACTUAL          EXPENSES             RETURN            EXPENSES
                                     ACCOUNT         RETURNS AND           PAID             AND ACTUAL            PAID
                                      VALUE           EXPENSES)           DURING            EXPENSES)            DURING
SHARE CLASS                          11/1/05           4/30/06           PERIOD(1)           4/30/06            PERIOD(1)

CLASS A SHARES                      $1,000.00         $1,094.50           $ 6.23            $1,019.00             $6.01
-------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                      $1,000.00         $1,092.25           $10.12            $1,015.25             $9.74
-------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                      $1,000.00         $1,091.55           $10.11            $1,015.25             $9.74
-------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio for each class (1.20% for Class A and 1.95% for Class B and Class C) multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).



                                                     www.mainstayfunds.com     7

 PORTFOLIO COMPOSITION AS OF APRIL 30, 2006

(PORTFOLIO COMPOSITION PIE CHART)

Convertible Bonds                                                                 75.5
Convertible Preferred Stocks                                                      13.9
Short-Term Investments (collateral from securities lendng is                      11.5
  10.8%)
Common Stocks                                                                      6.7
Yankee Bond                                                                        1.3
Investment Company                                                                 1.2
Liabilities in Excess of Cash and Other Assets                                   (10.1)

See Portfolio of Investments on page 11 for specific holdings within these categories.

  TOP TEN HOLDINGS AS OF APRIL 30, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Pride International, Inc., 3.25%, due 5/1/33
 2.  Schlumberger, Ltd., 1.50%, due 6/1/23
 3.  Chesapeake Energy Corp., 4.50%
 4.  Hilton Hotels Corp., 3.375%, due 4/15/23
 5.  Merrill Lynch & Co., Inc., (zero coupon), due
     3/13/32
 6.  Walt Disney Co. (The), 2.125%, due 4/15/23
 7.  Lehman Brothers Holdings, Inc., Series WFMI
     (Whole Foods Markets, Inc.), 1.25%, due 8/5/12
 8.  NII Holdings, Inc., 2.75%, due 8/15/25
 9.  Diamond Offshore Drilling, Inc., 1.50%, due
     4/15/31
10.  American Express Co., 1.85%, due 12/1/33

 8   MainStay Convertible Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Edward Silverstein, CFA, and Edmund C. Spelman of MacKay Shields LLC

HOW DID MAINSTAY CONVERTIBLE FUND PERFORM RELATIVE TO ITS BENCHMARK AND ITS PEERS FOR THE SIX-MONTH REPORTING PERIOD?

Excluding all sales charges, MainStay Convertible Fund returned 9.40% for Class A shares, 9.14% for Class B shares, and 9.07% for Class C shares for the six months ended April 30, 2006. Over the same period, all share classes outperformed the 9.01% return of the Merrill Lynch All Convertible Securities Index.(1) All share classes also outperformed the 8.93% return of the average Lipper(2) convertible securities fund for the six months ended April 30, 2006.

DURING THE REPORTING PERIOD, WHICH MARKET SEGMENTS PROVIDED THE STRONGEST PERFORMANCE FOR THE FUND AND WHICH SEGMENTS WERE PARTICULARLY WEAK?

For the six months ended April 30, 2006, the three strongest-performing segments of the Fund were oil services and equipment, financial services, and lodging. The Fund's three weakest segments were biotechnology, automobiles, and technology.

WHICH FUND HOLDINGS WERE THE STRONGEST PERFORMERS DURING THE REPORTING PERIOD?

Oil services and equipment companies Schlumberger, Halliburton, and Diamond Offshore were the Fund's three top performers for the six months ended April 30, 2006. All three companies benefited from rising energy prices and high demand among exploration and production companies for drilling rigs, drill bits, drilling fluid, and pressure-pumping services. Among financial services companies, Affiliated Managers Group, Aon, Conseco, and Merrill Lynch were strong. In the lodging segment, the Fund's convertible bond position in Hilton Hotels advanced when the company completed a merger with Hilton International.

WHICH HOLDINGS WERE THE WORST PERFORMERS DURING THE REPORTING PERIOD?

A convertible-bond position in Sirius Satellite was the Fund's worst performer for the six months ended April 30, 2006. Despite rapid growth in subscribers, investors were concerned about the cost of acquiring subscribers and talent. Microsoft's common stock was also weak. The stock suffered from a product-launch delay, an earnings shortfall, and a decision to lower guidance. Whole Foods Markets also detracted when the company announced earnings below analysts' optimistic expectations.

WHAT WERE SOME OF THE FUND'S SIGNIFICANT PURCHASES DURING THE REPORTING PERIOD?

We purchased convertible bonds of Church & Dwight for the Fund. The company, which is best known for its Arm & Hammer brand, was attractively valued and was generating free cash flow. We established a position in NII Holdings, a Latin American cell-phone network operator. We believe that the company may begin to generate free cash flow in 2007. We added to the Fund's position in Disney convertible bonds because the company was positioned to benefit from a resurgence in leisure travel.

WERE THERE ANY SIGNIFICANT SALES?

St. Jude Medical reported disappointing quarterly earnings, and we decreased the Fund's position in the company's convertible bonds. Despite a relatively healthy global economic outlook and reduced production capacity at many forest products companies, we sold the Fund's remaining position in International Paper because prices for most paper commodities remained anemic. When biotechnology giant Genentech reported disappointing sales of several key products, the Fund sold half of its position in a synthetic bond that was convertible into Genentech shares.

WERE THERE ANY SIGNIFICANT WEIGHTING CHANGES DURING THE REPORTING PERIOD?

We reduced the Fund's energy weighting by selling a small portion of positions in Schlumberger and Halliburton after significant appreciation. We increased the Fund's weighting in the financials sector by adding to the Fund's position in Merrill Lynch and initiating a new position Aspen Insurance.


Issuers of convertible securities may not be as financially strong as issuers of securities with higher credit ratings and may be more vulnerable to changes in the economy. If an issuer stops making interest payments, principal payments, or both on its convertible securities, these securities may become worthless and the Fund could lose its entire investment in them. High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains.
1. See footnote on page 6 for more information on the Merrill Lynch All Convertible Securities Index.
2. See footnote on page 6 for more information on Lipper Inc.

                                                     www.mainstayfunds.com     9

We also initiated--and later sold--a position in Platinum Underwriters. Weightings in other sectors did not change materially during the reporting period.

HOW WAS THE FUND POSITIONED AT THE END OF APRIL 2006?

As of April 30, 2006, the Fund was significantly overweighted relative to the Merrill Lynch All Convertible Securities Index in the energy and consumer staples sectors. The consumer staples position was primarily a result of the Fund's large position in Whole Foods Markets. At the same time, the Fund was significantly underweighted in technology, where we felt that many companies were overvalued. In other sectors, the Fund did not deviate materially from the benchmark.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 10   MainStay Convertible Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2006 UNAUDITED

                                                     PRINCIPAL
                                                      AMOUNT             VALUE
CONVERTIBLE SECURITIES (90.7%)+
CONVERTIBLE BONDS (75.5%)
------------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.2%)
L-3 Communications Corp.
  3.00%, due 8/1/35 (a)                             $ 6,455,000   $  6,455,000
                                                                  ------------
AUTO PARTS & EQUIPMENT (0.3%)
ArvinMeritor, Inc.
  4.625%, due 3/1/26 (a)                              1,680,000      1,787,100
                                                                  ------------

BIOTECHNOLOGY (5.6%)
Amgen, Inc.
  (zero coupon), due 3/1/32 (b)                       6,720,000      4,981,200
  0.125%, due 2/1/11 (a)                              5,375,000      5,146,562
Citigroup Funding, Inc. (Genentech, Inc.)
  0.50%, due 2/3/11 (c)                               5,225,000      4,807,000
Genzyme Corp.
  1.25%, due 12/1/23 (a)                              3,100,000      3,220,125
  1.25%, due 12/1/23                                  5,410,000      5,619,637
Invitrogen Corp.
  1.50%, due 2/15/24                                  6,375,000      5,370,937
                                                                  ------------
                                                                    29,145,461
                                                                  ------------
COMPUTERS (2.7%)
Credit Suisse USA, Inc. (Hewlett-Packard Co.)
  1.00%, due 3/23/11 (c)                             10,340,000     10,270,722
Mentor Graphics Corp.
  6.25%, due 3/1/26 (a)                               3,355,000      3,698,887
                                                                  ------------
                                                                    13,969,609
                                                                  ------------
DISTRIBUTION & WHOLESALE (3.4%)
Costco Wholesale Corp.
  (zero coupon), due 8/19/17 (d)                      9,150,000     11,357,437
WESCO International, Inc.
  2.625%, due 10/15/25 (a)                            3,470,000      6,562,637
                                                                  ------------
                                                                    17,920,074
                                                                  ------------
DIVERSIFIED FINANCIAL SERVICES (9.5%)
Affiliated Managers Group, Inc.
  (zero coupon), due 5/7/21                           4,140,000      7,307,100
V  American Express Co.
  1.85%, due 12/1/33
  (zero coupon), beginning 12/1/06                   11,990,000     12,469,600
Legg Mason, Inc.
  (zero coupon), due 6/6/31                           1,825,000      2,513,937
V  Merrill Lynch & Co., Inc.
  (zero coupon), due 3/13/32                         14,590,000     16,476,487

                                                     PRINCIPAL
                                                      AMOUNT             VALUE
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
SLM Corp.
  5.05%, due 7/25/35 (d)(e)                         $ 5,210,000   $  5,274,083
Verizon Global Funding Corp.
  0.183%, due 5/15/21                                 8,485,000      5,409,187
                                                                  ------------
                                                                    49,450,394
                                                                  ------------
ELECTRIC (0.7%)
PG&E Corp.
  9.50%, due 6/30/10                                  1,185,000      3,460,200
                                                                  ------------

ELECTRONICS (3.0%)
Fisher Scientific International, Inc.
  2.50%, due 10/1/23                                  3,315,000      5,212,837
  3.25%, due 3/1/24 (d)                               4,635,000      5,081,119
Flextronics International, Ltd.
  1.00%, due 8/1/10 (d)                               4,000,000      3,760,000
Flir Systems, Inc.
  3.00%, due 6/1/23                                   1,375,000      1,751,406
                                                                  ------------
                                                                    15,805,362
                                                                  ------------
ENERGY--ALTERNATE SOURCES (0.7%)
Evergreen Solar, Inc.
  4.375%, due 7/1/12 (d)                              1,875,000      3,719,531
                                                                  ------------

ENVIRONMENTAL CONTROL (1.1%)
Waste Connections, Inc.
  3.75%, due 4/1/26 (a)                               2,510,000      2,497,450
  5.18%, due 5/1/22 (d)(e)                            2,765,000      3,299,198
                                                                  ------------
                                                                     5,796,648
                                                                  ------------
FOOD (2.8%)
V  Lehman Brothers Holdings, Inc.
  Series WFMI (Whole Foods Market, Inc.)
  1.25%, due 8/5/12 (c)                              16,030,000     14,871,832
                                                                  ------------

HEALTH CARE-PRODUCTS (1.6%)
Medtronic, Inc.
  1.625%, due 4/15/13 (a)(d)                          8,345,000      8,324,137
                                                                  ------------

HEALTH CARE-SERVICES (1.0%)
Health Management Associates, Inc.
  1.50%, due 8/1/23 (d)                               4,935,000      4,935,000
                                                                  ------------

HOUSEHOLD PRODUCTS & WARES (1.0%)
Church & Dwight Co., Inc.
  5.25%, due 8/15/33                                  4,195,000      5,422,037
                                                                  ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    11

                                                     PRINCIPAL
                                                      AMOUNT             VALUE
CONVERTIBLE BONDS (CONTINUED)
------------------------------------------------------------------------------
INSURANCE (3.1%)
AON Corp.
  3.50%, due 11/15/12                               $ 3,935,000   $  7,707,681
Conseco, Inc.
  3.50%, due 9/30/35 (d)                              7,725,000      8,671,313
                                                                  ------------
                                                                    16,378,994
                                                                  ------------
INTERNET (2.5%)
Amazon.com, Inc.
  4.75%, due 2/1/09                                   5,415,000      5,157,788
At Home Corp.
  4.75%, due 12/15/06 (f)(g)(h)(i)                    9,147,056            915
Yahoo!, Inc.
  (zero coupon), due 4/1/08                           4,790,000      7,783,750
                                                                  ------------
                                                                    12,942,453
                                                                  ------------
LODGING (3.2%)
V  Hilton Hotels Corp.
  3.375%, due 4/15/23                                13,100,000     16,587,875
                                                                  ------------

MEDIA (6.1%)
Liberty Media Corp.
  0.75%, due 3/30/23 (a)                              2,460,000      2,635,275
  0.75%, due 3/30/23                                  2,085,000      2,233,556
  3.50%, due 1/15/31                                  8,740,000      8,750,925
Sirius Satellite Radio, Inc.
  2.50%, due 2/15/09 (d)                              2,440,000      2,976,800
V  Walt Disney Co. (The)
  2.125%, due 4/15/23                                14,435,000     15,409,363
                                                                  ------------
                                                                    32,005,919
                                                                  ------------
OIL & GAS (6.2%)
V  Diamond Offshore Drilling, Inc.
  1.50%, due 4/15/31                                  7,165,000     13,371,681
V  Pride International, Inc.
  3.25%, due 5/1/33                                  13,035,000     18,965,925
                                                                  ------------
                                                                    32,337,606
                                                                  ------------
OIL & GAS SERVICES (8.8%)
Cooper Cameron Corp.
  1.50%, due 5/15/24 (d)                              7,835,000     12,007,138
Halliburton Co.
  3.125%, due 7/15/23 (a)                             2,875,000      6,069,844
  3.125%, due 7/15/23                                 4,290,000      9,057,263
V  Schlumberger, Ltd.
  1.50%, due 6/1/23                                   9,790,000     18,833,513
                                                                  ------------
                                                                    45,967,758
                                                                  ------------

                                                     PRINCIPAL
                                                      AMOUNT             VALUE
PHARMACEUTICALS (5.7%)
ALZA Corp.
  (zero coupon), due 7/28/20 (d)                    $ 7,025,000   $  5,690,250
Teva Pharmaceutical Finance B.V.
  0.375%, due 11/15/22                                3,770,000      7,120,588
Teva Pharmaceutical Finance Co. B.V.
  Series D
  1.75%, due 2/1/26                                   4,735,000      4,675,813
Teva Pharmaceutical Finance LLC
  Series B
  0.25%, due 2/1/24                                   3,730,000      4,434,038
Wyeth
  4.239%, due 1/15/24 (e)                             7,580,000      8,031,768
                                                                  ------------
                                                                    29,952,457
                                                                  ------------
SEMICONDUCTORS (0.9%)
Intel Corp.
  2.95%, due 12/15/35 (a)                             5,250,000      4,508,438
                                                                  ------------

TELECOMMUNICATIONS (4.4%)
AudioCodes, Ltd.
  2.00%, due 11/9/24 (a)                              1,385,000      1,345,181
  2.00%, due 11/9/24 (d)                              2,750,000      2,670,938
CIENA Corp.
  3.75%, due 2/1/08                                   3,035,000      2,940,156
V  NII Holdings, Inc.
  2.75%, due 8/15/25 (a)                             10,470,000     14,173,763
Time Warner Telecom, Inc.
  2.375%, due 4/1/26                                  1,695,000      1,883,569
                                                                  ------------
                                                                    23,013,607
                                                                  ------------
Total Convertible Bonds
  (Cost $350,257,248)                                              394,757,492
                                                                  ------------

                                                         SHARES
CONVERTIBLE PREFERRED STOCKS (13.9%)
------------------------------------------------------------------------------
AIRLINES (0.4%)
Continental Airlines Finance Trust II
  6.00%                                                  62,800      2,056,700
                                                                  ------------

AUTO MANUFACTURERS (1.1%)
Ford Motor Co. Capital Trust II 6.50%                   121,000      3,375,900
General Motors Corp.
  5.25% Series B (d)                                    147,500      2,449,975
                                                                  ------------
                                                                     5,825,875
                                                                  ------------

 12   MainStay Convertible Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES          VALUE
CONVERTIBLE PREFERRED STOCKS (CONTINUED)
------------------------------------------------------------------------------
BUILDING MATERIALS (0.1%)
Owens Corning Capital LLC
  6.50% (a)(f)(h)                                        58,200   $    494,700
                                                                  ------------

CHEMICALS (0.5%)
Celanese Corp.
  4.25%                                                  94,000      2,895,200
                                                                  ------------
DIVERSIFIED FINANCIAL SERVICES (2.3%)
Citigroup Funding, Inc.
  5.02% (j)                                             176,700      5,730,381
Credit Suisse First Boston Corp. 5.50%                   51,500      3,101,485
Lehman Brothers Holdings, Inc.
  6.25% (d)                                             126,700      3,295,467
                                                                  ------------
                                                                    12,127,333
                                                                  ------------
ELECTRIC (1.5%)
NRG Energy, Inc.
  5.75%                                                  31,700      7,849,713
                                                                  ------------
INSURANCE (3.4%)
Aspen Insurance Holdings, Ltd. 5.625%                    83,900      4,278,900
Hartford Financial Services Group, Inc.
  7.00% (k)                                              76,100      6,207,477
MetLife, Inc.
  6.375%                                                255,400      7,156,308
                                                                  ------------
                                                                    17,642,685
                                                                  ------------
MINING (0.8%)
Freeport-McMoRan Copper & Gold, Inc.
  5.50%                                                   2,825      3,947,231
                                                                  ------------

OIL & GAS (3.2%)
V  Chesapeake Energy Corp.
  4.50%                                                 173,400     16,681,080
                                                                  ------------
TELECOMMUNICATIONS (0.6%)
Lucent Technologies Capital Trust I
  7.75%                                                   3,307      3,407,450
                                                                  ------------
Total Convertible Preferred Stocks
  (Cost $73,630,124)                                                72,927,967
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT          VALUE
YANKEE BOND (1.3%) (l)
------------------------------------------------------------------------------
MINING (1.3%)
Inco, Ltd.
  1.00%, due 3/14/23                                $ 3,805,000   $  6,868,025
                                                                  ------------
Total Yankee Bond
  (Cost $5,279,753)                                                  6,868,025
                                                                  ------------
Total Convertible Securities
  (Cost $429,167,125)                                              474,553,484
                                                                  ------------

                                                         SHARES
COMMON STOCKS (6.7%)
------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (0.8%)
Citigroup, Inc.                                          87,670      4,379,117
                                                                  ------------

ELECTRIC (0.7%)
AES Corp. (The) (f)                                     199,300      3,382,121
                                                                  ------------

ENGINEERING & CONSTRUCTION (0.7%)
McDermott International, Inc. (f)                        58,900      3,581,120
                                                                  ------------

HOTELS, RESTAURANTS & LEISURE (0.0%)++
FHC Delaware, Inc. (f)(i)                                54,216            542
                                                                  ------------

MEDIA (0.4%)
Sirius Satellite Radio, Inc. (d)(f)                     442,900      2,072,772
                                                                  ------------

OIL & GAS (0.5%)
Rowan Cos., Inc.                                         61,900      2,744,027
                                                                  ------------

OIL & GAS SERVICES (1.4%)
BJ Services Co.                                          52,200      1,986,210
Input/Output, Inc. (d)(f)                                84,700        853,776
Smith International, Inc.                                52,300      2,208,629
Tidewater, Inc.                                          40,300      2,347,072
Warrior Energy Service Corp.                              2,900         87,000
                                                                  ------------
                                                                     7,482,687
                                                                  ------------
SOFTWARE (2.2%)
Microsoft Corp.                                         476,600     11,509,890
                                                                  ------------
Total Common Stocks
  (Cost $31,338,151)                                                35,152,276
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13


                                                         SHARES          VALUE
INVESTMENT COMPANY (1.2%)
------------------------------------------------------------------------------
S&P 500 Index--SPDR Trust Series 1 (d)(m)                47,600   $  6,249,880
                                                                  ------------
Total Investment Company
  (Cost $5,182,253)                                                  6,249,880
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT
SHORT-TERM INVESTMENTS (11.5%)
------------------------------------------------------------------------------
COMMERCIAL PAPER (3.9%)
Banco Santander Central Hispano S.A.
  4.722%, due 5/8/06 (n)                            $ 2,672,366      2,672,366
Charta LLC
  4.919%, due 5/30/06 (n)                             1,336,183      1,336,183
CIESCO, Inc.
  4.798%, due 5/19/06 (n)                             1,582,219      1,582,219
Den Danske Bank
  4.773%, due 5/5/06 (n)                              2,244,788      2,244,788
Fairway Finance Corp.
  4.891%, due 5/22/06 (n)                             1,603,420      1,603,420
General Electric Capital Corp.
  5.001%, due 6/26/06 (n)                             1,759,557      1,759,557
Grampian Funding LLC
  4.785%, due 5/3/06 (n)                              1,336,183      1,336,183
Greyhawk Funding
  4.878%, due 5/18/06 (n)                             1,593,318      1,593,318
Jupiter Securitization Corp.
  4.834%, due 5/3/06 (n)                                692,664        692,664
Lexington Parker Capital Co.
  4.914%, due 5/16/06 (n)                             1,061,308      1,061,308
Liberty Street Funding Co.
  4.87%, due 5/18/06 (n)                              1,058,146      1,058,146
Rabobank USA Finance Corp.
  4.81%, due 5/1/06                                   3,735,000      3,735,000
                                                                  ------------
Total Commercial Paper
  (Cost $20,675,152)                                                20,675,152
                                                                  ------------

                                                         SHARES
INVESTMENT COMPANY (0.4%)
BGI Institutional Money Market Fund (n)               2,017,351      2,017,351
                                                                  ------------
Total Investment Company
  (Cost $2,017,351)                                                  2,017,351
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT          VALUE
REPURCHASE AGREEMENT (0.2%)
Morgan Stanley & Co.
  4.98%, dated 4/28/06
  due 5/1/06
  Proceeds at Maturity $836,488
  (Collateralized by various bonds
  with a Principal Amount of
  $867,391 and Market Value
  of $860,861) (n)                                  $   836,141   $    836,141
                                                                  ------------
Total Repurchase Agreement
  (Cost $836,141)                                                      836,141
                                                                  ------------
TIME DEPOSITS (7.0%)
Abbey National PLC
  4.78%, due 5/9/06 (n)                               2,672,366      2,672,366
ABN Amro Bank N.V.
  4.84%, due 5/19/06 (n)                              2,672,366      2,672,366
Banco Bilbao Vizcaya Argentaria S.A.
  4.905%, due 5/24/06 (n)                             2,137,893      2,137,893
Bank of America
  4.77%, due 5/26/06 (e)(n)                           2,672,366      2,672,366
Bank of Montreal
  4.78%, due 5/8/06 (n)                               2,672,366      2,672,366
Bank of Nova Scotia
  4.78%, due 5/10/06 (n)                              2,057,722      2,057,722
Barclays
  4.95%, due 6/20/06 (n)                              2,137,893      2,137,893
BNP Paribas
  4.80%, due 5/12/06 (n)                              2,672,366      2,672,366
Calyon
  4.955%, due 6/19/06 (n)                             2,672,367      2,672,367
Credit Suisse First Boston Corp.
  4.91%, due 6/5/06 (n)                               2,672,367      2,672,367
Fortis Bank
  4.77%, due 5/9/06 (n)                               2,672,366      2,672,366
Nordea Bank Finland PLC
  5.00%, due 6/27/06 (n)                              2,672,366      2,672,366
Societe Generale
  4.73%, due 5/9/06 (n)                               2,672,366      2,672,366
UBS AG
  4.77%, due 5/4/06 (n)                               3,474,076      3,474,076
                                                                  ------------
Total Time Deposits
  (Cost $36,531,246)                                                36,531,246
                                                                  ------------
Total Short-Term Investments
  (Cost $60,059,890)                                                60,059,890
                                                                  ------------
Total Investments
  (Cost $525,747,419) (o)                                 110.1%   576,015,530(p)
Liabilities in Excess of
  Cash and Other Assets                                   (10.1)   (52,962,317)
                                                    -----------   ------------
Net Assets                                                100.0%  $523,053,213
                                                    ===========   ============

 14   MainStay Convertible Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

++   Less than one tenth of a percent.
(a)  May be sold to institutional investors only.
(b)  LYON--Liquid Yield Option Note: callable, zero-coupon
     securities priced at a deep discount from par. They
     include a "put" feature that enables holders to redeem
     them at a specific date, at a specific price. Put
     prices reflect fixed interest rates, and therefore
     increase over time.
(c)  Synthetic Convertible--An equity-linked security issued by an entity other than the issuer of the underlying
     equity instrument.
(d)  Represents security, or a portion thereof, which is out on loan.
(e)  Floating rate. Rate shown is the rate in effect at
     April 30, 2006.
(f)  Non-income producing security.
(g)  Issue in default.
(h)  Issuer in bankruptcy.
(i)  Fair valued security. The total market value of these
     securities at April 30, 2006 is $1,457, which reflects
     less than 0.1% of the Fund's net assets.
(j)  Variable rate securities that may be tendered back to
     the issuer at any time prior to maturity at par.
(k)  Equity Units--each unit reflects 1 Senior Note plus 1
     purchase contract to acquire shares of common stock at
     $50.00 by August 16, 2006.
(l)  Yankee Bond--dollar-denominated bond issued in the
     United States by a foreign bank or corporation.
(m)  Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(n)  Represents security, or a portion thereof, purchased
     with cash collateral received for securities on loan.
(o)  The cost for federal income tax purposes is
     $527,633,547.
(p)  At April 30, 2006 net unrealized appreciation was
     $48,381,983, based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $64,973,239 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $16,591,256.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    15

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2006 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $525,747,419) including
  $54,871,316 market value of securities
  loaned                                        $576,015,530
Cash                                                   4,558
Receivables:
  Investment securities sold                       2,168,553
  Dividends and interest                           1,903,964
  Fund shares sold                                   818,466
Other assets                                          43,526
                                                -------------
    Total assets                                 580,954,597
                                                -------------
LIABILITIES:
Securities lending collateral                     56,324,890
Payables:
  Fund shares redeemed                               604,276
  Transfer agent                                     385,115
  Manager                                            261,274
  NYLIFE Distributors                                207,325
  Professional                                        70,465
  Trustees                                            10,459
Accrued expenses                                      37,580
                                                -------------
    Total liabilities                             57,901,384
                                                -------------
Net assets                                      $523,053,213
                                                =============

COMPOSITION OF NET ASSETS:
Share of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized:
  Class A                                       $    249,710
  Class B                                             94,401
  Class C                                             17,640
Additional paid-in capital                       504,007,643
Accumulated undistributed net investment
  income                                           1,063,708
Accumulated net realized loss on investments     (32,648,000)
Net unrealized appreciation on investments        50,268,111
                                                -------------
Net assets                                      $523,053,213
                                                =============
CLASS A
Net assets applicable to outstanding shares     $360,860,413
                                                =============
Shares of beneficial interest outstanding         24,970,966
                                                =============
Net asset value per share outstanding           $      14.45
Maximum sales charge (5.50% of offering price)          0.84
                                                -------------
Maximum offering price per share outstanding    $      15.29
                                                =============
CLASS B
Net assets applicable to outstanding shares     $136,673,062
                                                =============
Shares of beneficial interest outstanding          9,440,128
                                                =============
Net asset value and offering price per share
  outstanding                                   $      14.48
                                                =============
CLASS C
Net assets applicable to outstanding shares     $ 25,519,738
                                                =============
Shares of beneficial interest outstanding          1,763,965
                                                =============
Net asset value and offering price per share
  outstanding                                   $      14.47
                                                =============

 16   MainStay Convertible Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2006 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Interest                                       $ 3,832,223
  Dividends                                        2,646,348
  Income from securities loaned--net                  92,262
                                                 ------------
    Total income                                   6,570,833
                                                 ------------
EXPENSES:
  Manager                                          1,831,261
  Distribution--Class B                              829,679
  Distribution--Class C                               92,032
  Transfer agent                                     750,608
  Distribution/Service--Class A                      337,295
  Service--Class B                                   276,560
  Service--Class C                                    30,677
  Professional                                        66,223
  Shareholder communication                           44,318
  Registration                                        43,091
  Recordkeeping                                       39,005
  Trustees                                            17,924
  Custodian                                           23,316
  Miscellaneous                                       11,998
                                                 ------------
    Total expenses before waiver/reimbursement     4,393,987
  Expense waiver/reimbursement from Manager         (372,433)
                                                 ------------
    Net expenses                                   4,021,554
                                                 ------------
Net investment income                              2,549,279
                                                 ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                  15,682,144
Net change in unrealized appreciation on
  investments                                     27,587,469
                                                 ------------
Net realized and unrealized gain on investments   43,269,613
                                                 ------------
Net increase in net assets resulting from
  operations                                     $45,818,892
                                                 ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    17

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2006 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2005

                                              2006            2005
INCREASE (DECREASE) IN NET ASSETS:

Operations:
 Net investment income               $   2,549,279   $   4,108,322
 Net realized gain on investments       15,682,144      38,968,649
 Net change in unrealized
  appreciation on investments           27,587,469      10,973,165
                                     -----------------------------
 Net increase in net assets
  resulting from operations             45,818,892      54,050,136
                                     -----------------------------

Dividends to shareholders:
 From net investment income:
   Class A                              (1,117,141)     (1,266,634)
   Class B                                (574,330)     (2,245,163)
   Class C                                 (42,604)       (137,512)
                                     -----------------------------
 Total dividends to shareholders        (1,734,075)     (3,649,309)
                                     -----------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                             269,602,363      18,535,270
   Class B                               5,732,561      12,183,390
   Class C                               2,111,609       2,385,934
 Net asset value of shares issued to shareholders
  in reinvestment of dividends:
   Class A                               1,015,915       1,093,305
   Class B                                 529,588       2,081,858
   Class C                                  31,703         102,145
                                     -----------------------------
                                       279,023,739      36,381,902
 Cost of shares redeemed:
   Class A                             (26,212,440)    (29,578,330)
   Class B                            (279,294,135)    (93,490,476)
   Class C                              (2,700,111)     (7,945,433)
                                     -----------------------------
                                      (308,206,686)   (131,014,239)
   Decrease in net assets derived
    from capital share transactions    (29,182,947)    (94,632,337)
                                     -----------------------------
   Net increase (decrease) in net
    assets                              14,901,870     (44,231,510)

NET ASSETS:
Beginning of period                    508,151,343     552,382,853
                                     -----------------------------
End of period                        $ 523,053,213   $ 508,151,343
                                     =============================
Accumulated undistributed net
 investment income at end of period  $   1,063,708   $     248,504
                                     =============================

 18   MainStay Convertible Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                    www.mainstayfunds.com     19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                    CLASS A
                                            --------------------------------------------------------
                                                                                      JANUARY 1,
                                            SIX MONTHS                                   2003*
                                              ENDED              YEAR ENDED             THROUGH
                                            APRIL 30,           OCTOBER 31,           OCTOBER 31,
                                              2006**         2005         2004           2003
Net asset value at beginning of period       $  13.28       $ 12.10      $ 11.78        $ 10.31
                                            ----------      -------      -------      -----------
Net investment income                            0.08          0.18(e)      0.15           0.16
Net realized and unrealized gain (loss) on
  investments                                    1.17          1.17         0.34           1.46
Net realized and unrealized gain (loss) on
  foreign currency transactions                    --            --           --             --
                                            ----------      -------      -------      -----------
Total from investment operations                 1.25          1.35         0.49           1.62
                                            ----------      -------      -------      -----------
Less dividends and distributions:
  From net investment income                    (0.08)        (0.17)       (0.17)         (0.15)
  From net realized gain on investments            --            --           --             --
                                            ----------      -------      -------      -----------
Total dividends and distributions               (0.08)        (0.17)       (0.17)         (0.15)
                                            ----------      -------      -------      -----------
Net asset value at end of period             $  14.45       $ 13.28      $ 12.10        $ 11.78
                                            ==========      =======      =======      ===========
Total investment return (a)                      9.40%(c)     11.21%        4.11%         15.86%(c)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                        1.14%(f)+     1.38%(e)     1.22%          1.85%+
    Net expenses                                 1.20%+        1.20%        1.34%          1.38%+
    Expenses (before waiver/reimbursement)       1.35%+        1.38%        1.35%          1.38%+
Portfolio turnover rate                            47%           93%          96%            73%
Net assets at end of period (in 000's)       $360,860       $93,996      $95,015        $89,751

                                                         CLASS A
                                            ---------------------------------

                                                 YEAR ENDED DECEMBER 31,
                                             2002         2001         2000
Net asset value at beginning of period      $ 11.58      $ 12.45      $ 14.53
                                            -------      -------      -------
Net investment income                          0.25         0.36(d)      0.56
Net realized and unrealized gain (loss) on
  investments                                 (1.27)       (0.87)(d)     0.42
Net realized and unrealized gain (loss) on
  foreign currency transactions                0.00(b)      0.00(d)      0.01
                                            -------      -------      -------
Total from investment operations              (1.02)       (0.51)        0.99
                                            -------      -------      -------
Less dividends and distributions:
  From net investment income                  (0.25)       (0.36)       (0.57)
  From net realized gain on investments          --           --        (2.50)
                                            -------      -------      -------
Total dividends and distributions             (0.25)       (0.36)       (3.07)
                                            -------      -------      -------
Net asset value at end of period            $ 10.31      $ 11.58      $ 12.45
                                            =======      =======      =======
Total investment return (a)                   (8.88%)      (4.01%)       7.24%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                      2.30%        2.97%(d)     3.63%
    Net expenses                               1.37%        1.29%        1.24%
    Expenses (before waiver/reimbursement)     1.37%        1.29%        1.24%
Portfolio turnover rate                          94%         175%         245%
Net assets at end of period (in 000's)      $68,871      $74,317      $70,915

                                                                    CLASS C
                                            --------------------------------------------------------
                                                                                      JANUARY 1,
                                            SIX MONTHS                                   2003*
                                              ENDED              YEAR ENDED             THROUGH
                                            APRIL 30,           OCTOBER 31,           OCTOBER 31,
                                              2006**         2005         2004           2003
Net asset value at beginning of period       $ 13.29        $ 12.11      $ 11.79        $ 10.33
                                            ----------      -------      -------      -----------
Net investment income                           0.04           0.08(e)      0.06           0.10
Net realized and unrealized gain (loss) on
  investments                                   1.16           1.17         0.33           1.45
Net realized and unrealized gain (loss) on
  foreign currency transactions                   --             --           --             --
                                            ----------      -------      -------      -----------
Total from investment operations                1.20           1.25         0.39           1.55
                                            ----------      -------      -------      -----------
Less dividends and distributions:
  From net investment income                   (0.02)         (0.07)       (0.07)         (0.09)
  From net realized gain on investments           --             --           --             --
                                            ----------      -------      -------      -----------
Total dividends and distributions              (0.02)         (0.07)       (0.07)         (0.09)
                                            ----------      -------      -------      -----------
Net asset value at end of period             $ 14.47        $ 13.29      $ 12.11        $ 11.79
                                            ==========      =======      =======      ===========
Total investment return (a)                     9.07%(c)      10.35%        3.32%         15.09%(c)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                       0.59%(f)+      0.63%(e)     0.47%          1.10%+
    Net expenses                                1.95%+         1.95%        2.09%          2.13%+
    Expenses (before waiver/reimbursement)      2.10%+         2.13%        2.10%          2.13%+
Portfolio turnover rate                           47%            93%          96%            73%
Net assets at end of period (in 000's)       $25,520        $23,992      $27,041        $26,079

                                                        CLASS C
                                            --------------------------------

                                                YEAR ENDED DECEMBER 31,
                                             2002         2001         2000
Net asset value at beginning of period      $ 11.59      $ 12.46      $14.53
                                            -------      -------      ------
Net investment income                          0.17         0.27(d)     0.45
Net realized and unrealized gain (loss) on
  investments                                 (1.27)       (0.87)(d)    0.43
Net realized and unrealized gain (loss) on
  foreign currency transactions                0.00(b)      0.00(d)     0.01
                                            -------      -------      ------
Total from investment operations              (1.10)       (0.60)       0.89
                                            -------      -------      ------
Less dividends and distributions:
  From net investment income                  (0.16)       (0.27)      (0.46)
  From net realized gain on investments          --           --       (2.50)
                                            -------      -------      ------
Total dividends and distributions             (0.16)       (0.27)      (2.96)
                                            -------      -------      ------
Net asset value at end of period            $ 10.33      $ 11.59      $12.46
                                            =======      =======      ======
Total investment return (a)                   (9.50%)      (4.76%)      6.51%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                      1.55%        0.22%(d)    2.88%
    Net expenses                               2.12%        2.04%       1.99%
    Expenses (before waiver/reimbursement)     2.12%        2.04%       1.99%
Portfolio turnover rate                          94%         175%        245%
Net assets at end of period (in 000's)      $15,289      $13,241      $7,946

*    The Fund changed its fiscal year end from December 31 to October 31.
**   Unaudited.
+    Annualized.
(a)  Total return is calculated exclusive of sales charges.
(b)  Less than one cent per share.
(c)  Total return is not annualized.
(d)  As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below.
     Per share ratios and supplemental data for the periods prior

                                                                CLASS A       CLASS B       CLASS C
Decrease net investment income                                  ($0.00)(b)    ($0.00)(b)    ($0.00)(b)
Increase net realized and unrealized gains and losses             0.00 (b)      0.00 (b)      0.00 (b)
Decrease ratio of net investment income                          (0.07%)       (0.07%)       (0.07%)

(e)  Net investment income and the ratio of net investment income includes $0.01 per share and
     0.07%, respectively, as a result of a special one time dividend from Microsoft Corp.
(f)  The difference between the net investment income ratio by class does not equal the difference between the net expense ratio by class due to the timing of purchases and redemptions of Fund shares in relation to the recognition of income of the Fund.

 20   MainStay Convertible Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                               CLASS B
------------------------------------------------------------------------------------------------------
                                                 JANUARY 1,
    SIX MONTHS                                      2003*
      ENDED                YEAR ENDED              THROUGH
    APRIL 30,             OCTOBER 31,            OCTOBER 31,            YEAR ENDED DECEMBER 31,
      2006**           2005          2004           2003            2002          2001          2000
     $  13.29        $  12.11      $  11.79       $  10.33        $  11.59      $  12.46      $  14.53
    ----------       --------      --------      -----------      --------      --------      --------
         0.05            0.08(e)       0.06           0.10            0.17          0.27(d)       0.45
         1.16            1.17          0.33           1.45           (1.27)        (0.87)(d)      0.43
           --              --            --             --            0.00(b)       0.00(d)       0.01
    ----------       --------      --------      -----------      --------      --------      --------
         1.21            1.25          0.39           1.55           (1.10)        (0.60)         0.89
    ----------       --------      --------      -----------      --------      --------      --------
        (0.02)          (0.07)        (0.07)         (0.09)          (0.16)        (0.27)        (0.46)
           --              --            --             --              --            --         (2.50)
    ----------       --------      --------      -----------      --------      --------      --------
        (0.02)          (0.07)        (0.07)         (0.09)          (0.16)        (0.27)        (2.96)
    ----------       --------      --------      -----------      --------      --------      --------
     $  14.48        $  13.29      $  12.11       $  11.79        $  10.33      $  11.59      $  12.46
    ==========       ========      ========      ===========      ========      ========      ========
         9.14%(c)       10.35%         3.32%         15.09%(c)       (9.50%)       (4.76%)        6.51%
         0.84%(f)+       0.63%(g)      0.47%          1.10%+          1.55%         2.22%(d)      2.88%
         1.95%+          1.95%         2.09%          2.13%+          2.12%         2.04%         1.99%
         2.10%+          2.13%         2.10%          2.13%+          2.12%         2.04%         1.99%
           47%             93%           96%            73%             94%          175%          245%
     $136,673        $390,163      $430,326       $470,459        $436,572      $561,254      $655,343

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    21

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises nineteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Convertible Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek capital appreciation together with current income.

The Fund also invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund also invests in foreign securities which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or brokers selected by the Fund's Manager, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time). Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed in good faith by Board of Trustees to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's principal market is temporarily closed at a time when under normal conditions it would be open. At April 30, 2006, the Fund held securities with a value of $1,457 that were valued in such manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3, conclude that such events may have effected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events.

 22   MainStay Convertible Fund

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on securities, other than short-term securities, purchased for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

The investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted and unrealized appreciation or depreciation is recorded to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, in exchange for the premium, the Fund foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase but, as long as the obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. By writing a covered put option, the Fund, in exchange for the premium, accepts the risk of decline in the market value of the underlying security or foreign currency below the exercise price. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of an option. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written, in a segregated account with its custodian.

The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security it anticipates purchasing. The Fund may purchase put options on its securities to protect against a decline in the value of the security or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

(H) FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future

                                                    www.mainstayfunds.com     23
date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts primarily to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the Fund's returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

(I) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments, are reflected in unrealized foreign exchange gains or losses at period end exchange rates.

(J) SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (See Note 5 on page 26.)

(K) INDEMNIFICATIONS. In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and indirect wholly-owned subsidiary of New York Life, acts as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual percentage of the Fund's average daily net assets as follows: 0.72% on assets up to $500 million, 0.67% on assets from $500 million to $1 billion and 0.62% on assets in excess of $1 billion. NYLIM has voluntarily agreed to waive its management fee by 0.05% to 0.67% on assets up to $500 million, 0.62% on assets from $500 million to $1 billion and 0.57% on assets in excess of $1 billion. The Manager has entered into a written expense limitation agreement, under which the Manager has agreed to reimburse the expenses of the Fund so that the total ordinary operating expenses (total annual fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of

 24   MainStay Convertible Fund
portfolio investments) do not exceed, on an annualized basis, 1.20% of the average daily net assets of the Class A shares. An equivalent reimbursement, in an equal amount of basis points, will be applied to the other share classes. The Manager, within three years of incurring such expenses, may recoup the amount of any management fee waiver or expense reimbursement from the Fund pursuant to this agreement if such recoupment does not cause the Fund to exceed existing expense limitations. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. For the six months ended April 30, 2006, the Manager earned fees from the Fund in the amount of $1,831,261, and waived its fees and/or reimbursed expenses in the amount of $372,433.

As of April 30, 2006, the amounts of waived or reimbursed fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

               OCTOBER 31,
        2008                  2009               TOTAL
      $213,955              $263,584            $477,539
-------------------------------------------------------------

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and the Subadviser, the Manager paid the Subadvisor a monthly fee of 0.36% of the Fund's average daily net assets on assets up to $500 million, 0.335% on assets from $500 million to $1 billion and 0.31% on assets in excess of $1 billion. To the extent the Manager has agreed to reimburse expenses or waive fees of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund. The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $30,409 for the six months ended April 30, 2006. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $824, $119,889 and $1,020, respectively, for the six months ended April 30, 2006.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund for the six months ended April 30, 2006, amounted to $750,608.

(E) NON-INTERESTED TRUSTEES FEES. Non-Interested Trustees are paid an annual retainer fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual retainer fee of $20,000. The Audit and Compliance Committee Chairman receives an additional $2,000 for each meeting of the Audit and Compliance Committee attended and the Chairpersons of the Brokerage and Expense Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the respective Committee meetings attended. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus, the Fund only pays a portion of the fees identified above.

(F) OTHER. Pursuant to the Management Agreement, fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $45,981, for the six months ended April 30, 2006.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $39,005 for the six months ended April 30, 2006.

                                                    www.mainstayfunds.com     25

NOTE 4--FEDERAL INCOME TAX:

At October 31, 2005, for federal income tax purposes, capital loss carryforwards of $46,602,275 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

           CAPITAL LOSS              AMOUNT
        AVAILABLE THROUGH           (000'S)
               2010                 $41,599
               2011                   5,003
       -------------------------------------------
                                    $46,602
       -------------------------------------------

The Fund utilized $38,995,498 of capital loss carryforwards during the year ended October 31, 2005.

The tax character of distributions paid during the year ended October 31, 2005, shown in the Statement of Changes in Net Assets, were as follows:

                                                  2005
Distributions paid from ordinary income        $3,649,309
---------------------------------------------------------

NOTE 5--FUND SECURITIES LOANED:
As of April 30, 2006, the Fund had securities on loan with an aggregate market value of $54,871,316. The Fund received $56,324,890 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Securities purchased with collateral received are valued at amortized cost.

NOTE 6--CUSTODIAN:

Investors Bank & Trust Company is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .070% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the six months ended April 30, 2006.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended April 30, 2006, purchases and sales of securities, other than short-term securities, were $237,564 and $256,122, respectively.

NOTE 9--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                               SIX MONTHS ENDED
                                                APRIL 30, 2006*
                                          CLASS A   CLASS B   CLASS C

Shares sold                               19,675       407      150
---------------------------------------------------------------------
Shares issued in reinvestment of
  dividends                                   72        38        2
---------------------------------------------------------------------
                                          19,747       445      152
---------------------------------------------------------------------
Shares redeemed                           (1,855)   (20,354)   (193)
---------------------------------------------------------------------
Net increase (decrease)                   17,892    (19,909)    (41)
---------------------------------------------------------------------

                                                  YEAR ENDED
                                               OCTOBER 31, 2005
                                          CLASS A   CLASS B   CLASS C

Shares sold                                1,448       949      187
---------------------------------------------------------------------
Shares issued in reinvestment of
  dividends                                   83       156        8
---------------------------------------------------------------------
                                           1,531     1,105      195
---------------------------------------------------------------------
Shares redeemed                           (2,305)   (7,289)    (623)
---------------------------------------------------------------------
Net decrease                                (774)   (6,184)    (428)
---------------------------------------------------------------------

* Unaudited.

NOTE 10--OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises have cooperated fully and completed responding to these requests. As previously reported in response to those requests for information and, as noted in the notes to the year-end 2004 and 2005 financial statements of each fund of the Trust, NYLIM had been a party to arrangements with certain registered representatives of broker-dealers relating to the level of trading by clients of those registered representatives in shares of certain funds of the Trust. All such arrangements were terminated by the fourth quarter of 2003. NYLIM and the Trustees of the Trust have reviewed the possible dilutive effects that transactions under those arrangements and certain other levels of trading by fund shareholders over the period from 1999 to 2003 may have had on the funds. As a result of this review, in December 2005, NYLIM

 26   MainStay Convertible Fund
made payments totaling $5.882 million to nine MainStay funds. No payment was made with respect to the MainStay Convertible Fund. NYLIM has reimbursed or paid all expenses relating to the Board of Trustees' review of this matter, as well as substantially all of the costs associated with the other regulatory matters described in this note.

In a separate matter, the Securities and Exchange Commission has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that fund, as well as the related guarantee disclosure to fund shareholders. Discussions have been held with the Securities and Exchange Commission concerning a possible resolution of this matter. There can be no assurance of the outcome of these efforts.

                                                    www.mainstayfunds.com     27

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investment Management LLC ("NYLIM") uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-202-551-5850); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

SPECIAL MEETING OF SHAREHOLDERS
Pursuant to notice, a special meeting and three adjournment meetings (pertaining only to certain Funds) of the shareholders of The MainStay Funds (the "Trust") were held on March 27, April 17, May 8, and June 8, 2006, respectively, at the Parsippany, New Jersey offices of New York Life Investment Management LLC. The purpose of the meetings was to present the following proposals for shareholder consideration:

1. To elect the following individuals to the Board of Trustees of the Trust;

  - Charlynn Goins
  - Edward J. Hogan
  - Alan R. Latshaw
  - Terry L. Lierman
  - John B. McGuckian
  - Donald E. Nickelson
  - Richard S. Trutanic
  - Gary E. Wendlandt (Interested Trustee)

There are no other Trustees of the Trust.

2. To grant the Trust the approval to enter into and materially amend agreements with Subadvisors on behalf of one or more of the Funds without obtaining shareholder approval; and

3. To approve the amendment of certain fundamental investment restrictions.

No other business came before the special meetings.

Each of the proposals listed above was passed by the shareholders of the Fund as shown below.

                                                VOTES      VOTES
CONVERTIBLE FUND                 VOTES FOR     AGAINST   WITHHELD       TOTAL
PROPOSAL #1-ELECTION OF TRUSTEES
--------------------------------------------------------------------------------
a. Charlynn Goins               18,981,072            0  1,604,478   20,585,550
--------------------------------------------------------------------------------
b. Edward J. Hogan              18,969,582            0  1,615,967   20,585,549
--------------------------------------------------------------------------------
c. Alan R. Latshaw              19,960,696            0  1,624,853   21,585,549
--------------------------------------------------------------------------------
d. Terry L. Lierman             18,962,886            0  1,622,663   20,585,549
--------------------------------------------------------------------------------
e. John B. McGuckian            18,966,625            0  1,618,925   20,585,550
--------------------------------------------------------------------------------
f. Donald E. Nickelson          18,972,274            0  1,613,276   20,585,550
--------------------------------------------------------------------------------
g. Richard S. Trutanic          18,981,836            0  1,603,714   20,585,550
--------------------------------------------------------------------------------
h. Gary E Wendlandt             18,977,797            0  1,607,752   20,585,549
--------------------------------------------------------------------------------
PROPOSAL #2-APPROVAL TO ENTER INTO AND MATERIALLY AMEND AGREEMENTS
--------------------------------------------------------------------------------
                                14,061,711      649,546  1,516,134   16,227,391
--------------------------------------------------------------------------------
PROPOSAL #3-AMENDMENT TO CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------
a. Borrowing                    14,237,162      487,867  1,502,364   16,227,393
--------------------------------------------------------------------------------
b. Senior Securities            14,293,521      419,472  1,514,403   16,227,396
--------------------------------------------------------------------------------
c. Underwriting Securities      14,296,802      427,017  1,503,577   16,227,396
--------------------------------------------------------------------------------
d. Real Estate                  14,307,883      423,504  1,496,005   16,227,392
--------------------------------------------------------------------------------
e. Commodities                  14,248,604      474,236  1,504,552   16,227,392
--------------------------------------------------------------------------------
f. Making Loans                 14,223,708      494,875  1,508,808   16,227,391
--------------------------------------------------------------------------------
g. Concentration of
  Investments                   14,303,556      419,391  1,504,446   16,227,393
--------------------------------------------------------------------------------
h. Diversification              14,324,833      393,197  1,509,365   16,227,395
--------------------------------------------------------------------------------

This resulted in approval of the proposals.

 28   MainStay Convertible Fund

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, as of July 1, 2006, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the Trustees then in office will call a shareholder meeting for the election of Trustees, or
(2) his or her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

        GARY E.           Indefinite; Chairman   Chairman and Manager, New York Life               62           Chairman and
        WENDLANDT         since 2002, Chief      Investment Management LLC (including                           Director,
        10/8/50           Executive Officer      predecessor advisory organizations) and                        MainStay VP
                          (2004 to June 2006),   New York Life Investment Management                            Series Fund,
                          and Trustee since      Holdings LLC; Chief Executive Officer,                         Inc.
                          2000                   New York Life Investment Management LLC
                                                 and New York Life Investment Management
                                                 Holdings LLC (2000 to June 2006); Senior
                                                 Executive Vice President for Investment
                                                 and Finance, New York Life Insurance
                                                 Company (since July 2006); Executive
                                                 Vice President, New York Life Insurance
                                                 Company (1999 to June 2006); Executive
                                                 Vice President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC,
                                                 Madison Capital Funding LLC, and NYLCAP
                                                 Manager LLC; Manager, MacKay Shields
                                                 LLC; Executive Vice President, New York
                                                 Life Insurance and Annuity Corporation;
                                                 Chairman, and Director, MainStay VP
                                                 Series Fund, Inc. (25 portfolios); Chief
                                                 Executive Officer, MainStay VP Series
                                                 Fund, Inc. (2002 to June 2006); Chief
                                                 Executive Officer, Eclipse Funds (3
                                                 Portfolios) and Eclipse Funds Inc. (15
                                                 Portfolios) (2005 to June 2006);
                                                 Executive Vice President and Chief
                                                 Investment Officer, MassMutual Life
                                                 Insurance Company (1993 to 1999).
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        CHARLYNN GOINS    Indefinite; Trustee    Retired. Chairperson of the Board, New            19           None
        9/15/42           since 2001             York City Health and Hospital
                                                 Corporation.
        -----------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Indefinite; Trustee    Rear Admiral U.S. Navy (Retired);                 19           None
        8/17/32           since 1996             Independent Management Consultant (1997
                                                 to 2002).
        -----------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Indefinite; Trustee    Chair, Maryland Democratic Party;                 19           None
        1/4/48            since 1991             Chairman, Smartpaper Networks
                                                 Corporation (communications); Partner,
                                                 Health Ventures LLC (2001 to 2005); Vice
                                                 Chair, Employee Health Programs (1990 to
                                                 2002); Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc.
                                                 (1984 to 2001).
        -----------------------------------------------------------------------------------------------------------------------
        JOHN B.           Indefinite; Trustee    Chairman, Ulster Television Plc; Pro              19           Non-Executive
        MCGUCKIAN         since 1997             Chancellor, Queen's University (1985 to                        Director,
        11/13/39                                 2001).                                                         Allied Irish
                                                                                                                Banks Plc;
                                                                                                                Chairman and
                                                                                                                Non-Executive
                                                                                                                Director, Irish
                                                                                                                Continental
                                                                                                                Group, Plc;
                                                                                                                Chairman, AIB
                                                                                                                Group (UK) Plc;
                                                                                                                Non-Executive
                                                                                                                Director,
                                                                                                                Unidare Plc.
        -----------------------------------------------------------------------------------------------------------------------

     * A Trustee is considered to be an interested person of the Trust within the meaning of the 1940 Act because of an affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past Five Years." All Trustees not considered to be interested persons of the Trust are referred to as "Non-Interested Trustees."

                                                    www.mainstayfunds.com     29

                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        DONALD E.         Indefinite; Trustee    Retired. Vice Chairman, Harbour Group             19           Director,
        NICKELSON         since 1994 and Lead    Industries, Inc. (leveraged buyout                             Adolor
        12/9/32           Non-Interested         firm); President, PaineWebber Group                            Corporation;
                          Trustee since 2000     (1988 to 1990).                                                Director, First
                                                                                                                Advantage
                                                                                                                Corporation.
        -----------------------------------------------------------------------------------------------------------------------

        RICHARD S.        Indefinite; Trustee    Chairman (1990 to present) and Chief              19           None
        TRUTANIC          since 1994             Executive Officer (1990 to 1999),
        2/13/52                                  Somerset Group (financial advisory
                                                 firm); Managing Director and Advisor,
                                                 The Carlyle Group (private investment
                                                 firm) (2002 to 2004); Senior Managing
                                                 Director, Groupe Arnault (private
                                                 investment firm) (1999 to 2002).
        -----------------------------------------------------------------------------------------------------------------------

        ALAN R. LATSHAW   Indefinite; Trustee    Retired. Partner, Ernst & Young LLP               19           State Farm
        3/27/51           and Audit Committee    (2002 to 2003); Partner, Arthur Andersen                       Associates
                          Financial Expert       LLP (1976 to 2002).                                            Funds Trusts (4
                          since 2006                                                                            portfolios);
                                                                                                                State Farm
                                                                                                                Mutual Fund
                                                                                                                Trust (15
                                                                                                                portfolios);
                                                                                                                State Farm
                                                                                                                Variable
                                                                                                                Product Trust
                                                                                                                (8 portfolios);
                                                                                                                Utopia Funds (4
                                                                                                                portfolios).
        -----------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES**

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General Counsel, and Secretary,
        ANSELMI           since 2003             New York Life Investment Management LLC (including
        10/19/46                                 predecessor advisory organizations) and New York Life
                                                 Investment Management Holdings LLC; Senior Vice President,
                                                 New York Life Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC; Secretary, NYLIM Service
                                                 Company LLC, NYLCAP Manager LLC, and Madison Capital Funding
                                                 LLC; Chief Legal Officer, Eclipse Funds, Eclipse Funds Inc.,
                                                 MainStay VP Series Fund, Inc., and McMorgan Funds; Managing
                                                 Director and Senior Counsel, Lehman Brothers Inc. (1998 to
                                                 1999); General Counsel and Managing Director, JP Morgan
                                                 Investment Management Inc. (1986 to 1998).
        -----------------------------------------------------------------------------------------------------

        ARPHIELA          Treasurer and          Director and Manager of Fund Accounting and Administration,
        ARIZMENDI         Principal Financial    New York Life Investment Management LLC (since 2003);
        10/26/56          and Accounting         Treasurer and Principal Financial and Accounting Officer,
                          Officer since 2005     Eclipse Funds, Eclipse Funds Inc., and McMorgan Funds (since
                                                 December 2005), and MainStay VP Series Fund, Inc. (since
                                                 March 2006); Assistant Treasurer, NYLIFE Distributors LLC;
                                                 Assistant Treasurer, The MainStay Funds, Eclipse Funds,
                                                 Eclipse Funds Inc., MainStay VP Series Fund, Inc., and
                                                 McMorgan Funds (1992 to December 2005).
        -----------------------------------------------------------------------------------------------------

        CHRISTOPHER O.    President since 2005   Executive Vice President, New York Life Investment
        BLUNT                                    Management LLC and New York Life Investment Management
        5/13/62                                  Holdings LLC (since 2004); Manager and Executive Vice
                                                 President, NYLIM Product Distribution, NYLIFE Distributors
                                                 LLC (since January 2005); Chairman, NYLIM Service Company
                                                 LLC (since March 2005); Chairman and Class C Director, New
                                                 York Life Trust Company, FSB (since 2004); Chairman, New
                                                 York Life Trust Company (since February 2005); President,
                                                 Eclipse Funds and Eclipse Funds Inc. (since 2005);
                                                 President, MainStay VP Series Fund, Inc. (since July 2006);
                                                 Chairman and Chief Executive Officer, Giving Capital, Inc.
                                                 (2001 to 2004); Chief Marketing Officer--Americas, Merrill
                                                 Lynch Investment Managers (1999 to 2001); President, Mercury
                                                 Funds Distributors (1999 to 2001).
        -----------------------------------------------------------------------------------------------------

        SCOTT T.          Vice President--       Director, New York Life Investment Management LLC (including
        HARRINGTON        Administration since   predecessor advisory organizations); Executive Vice
        2/8/59            2005                   President, New York Life Trust Company, and New York Life
                                                 Trust Company, FSB (since January 2006); Vice President--
                                                 Administration, MainStay VP Series Fund, Inc., Eclipse
                                                 Funds, and Eclipse Funds Inc. (since June 2005).
        -----------------------------------------------------------------------------------------------------

 30   MainStay Convertible Fund

                          POSITION(S) HELD
                          WITH
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES**
        ALAN J.           Senior Vice President  Managing Director, Mutual Funds/Administration and Chief
        KIRSHENBAUM       since July 2006        Financial Officer of Retail Investments, New York Life
        6/25/71                                  Investment Management LLC (since July 2006); Senior Vice
                                                 President, Eclipse Funds, Eclipse Funds Inc., and MainStay
                                                 VP Series Fund, Inc. (since June 2006); Chief Financial
                                                 Officer, Bear Stearns Asset Management (1999 to May 2006).
        -----------------------------------------------------------------------------------------------------

        ALISON H.         Vice President--       Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           Compliance (2004 to    March 2006), and Managing Director and Chief Compliance
        12/16/65          June 2006); Senior     Officer (2003 to February 2006), New York Life Investment
                          Vice President and     Management LLC; Managing Director and Chief Compliance
                          Chief Compliance       Officer, New York Life Investment Management Holdings LLC
                          Officer since July     (2003 to present); Senior Managing Director, Compliance
                          2006                   (since March 2006) and Managing Director, Compliance (2003 to February 2006), NYLIFE Distributors LLC; Senior Vice
                                                 President and Chief Compliance Officer, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP Series Fund, Inc. (since
                                                 June 2006); Vice President--Compliance, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP Series Fund, Inc. (until
                                                 June 2006); Deputy Chief Compliance Officer, New York Life
                                                 Investment Management LLC (2002 to 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset Management (1999 to
                                                 2002).
        -----------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary since 2004   Managing Director and Associate General Counsel, New York
        MORRISON                                 Life Investment Management LLC (since 2004); Managing
        3/26/56                                  Director and Secretary, NYLIFE Distributors LLC; Secretary,
                                                 Eclipse Funds, Eclipse Funds Inc., and MainStay VP Series
                                                 Fund, Inc.; Chief Legal Officer--Mutual Funds and Vice
                                                 President and Corporate Counsel, The Prudential Insurance
                                                 Company of America (2000 to 2004).
        -----------------------------------------------------------------------------------------------------

        BRIAN A. MURDOCK  Chief Executive        Member of the Board of Managers and President (since 2004),
        3/14/56           Officer since July     and Chief Executive Officer (since July 2006), New York Life
                          2006                   Investment Management LLC and New York Life Investment
                                                 Management Holdings LLC; Senior Vice President, New York
                                                 Life Insurance Company (since 2004); Chairman of the Board and President, NYLIFE Distributors LLC (since 2004); Member of the Board of Managers, Madison Capital Funding LLC (since
                                                 2004); Member of the Board of Managers, NYLCAP Manager LLC
                                                 (since 2004); Chief Executive Officer, Eclipse Funds,
                                                 Eclipse Funds Inc. and MainStay VP Series Fund, Inc. (since
                                                 July 2006); Chief Operating Officer, Merrill Lynch
                                                 Investment Managers (2003 to 2004); Chief Investment
                                                 Officer, MLIM Europe and Asia (2001 to 2003); President of
                                                 Merrill Japan and Chairman of MLIM's Pacific Region (1999 to
                                                 2001).
        -----------------------------------------------------------------------------------------------------
        RICHARD W.        Vice President--Tax    Vice President, New York Life Insurance Company; Vice
        ZUCCARO           since 1991             President, New York Life Insurance and Annuity Corporation,
        12/12/49                                 New York Life Trust Company, FSB, NYLIFE Insurance Company
                                                 of Arizona, NYLIFE LLC, and NYLIFE Securities Inc.; Vice
                                                 President, Tax, NYLIFE Distributors LLC; Tax Vice President,
                                                 New York Life International, LLC, New York Life Trust
                                                 Company, and NYLIM Service Company LLC; Vice President--Tax,
                                                 Eclipse Funds and Eclipse Funds Inc. (since 1993), and
                                                 MainStay VP Series Fund, Inc. (since 1991).
        -----------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     31

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(2)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund(3)
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. Closed to new investors as of June 1, 2006.
4. An affiliate of New York Life Investment Management LLC.

                       Not part of the Semiannual Report

                       This page intentionally left blank

                       This page intentionally left blank

(MAINSTAY LOGO)

------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds
(C) 2006 by NYLIFE Distributors LLC. All rights reserved.       SEC File Number:
                                                                       811-04550

NYLIM-A08830         (RECYCLE LOGO)                        MS229-06  MSC10-06/06

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    COMMON STOCK FUND

                    Message from the President
                    and
                    Semiannual Report
                    Unaudited
                    April 30, 2006

MESSAGE FROM
THE PRESIDENT

Dear Shareholder,

The six months from November 1, 2005, through April 30, 2006, represented a generally positive period for the economy and for investors. Most U.S. stock indexes recorded strong returns for the six-month reporting period. According to Russell data, value stocks outperformed growth stocks among large-capitalization issues, while the reverse was true for mid-cap and small-cap stocks.

Strong demand kept prices for oil, metals, and several other commodities relatively high, which had a positive influence on energy and materials stocks and helped commodity-exporting emerging economies. Not all of the influence was positive, however. In the United States, rising fuel costs had a negative impact on airlines, automakers, and utilities.

According to preliminary estimates from the Bureau of Economic Analysis, real gross domestic product increased at an annual rate of 5.3% in the first quarter of 2006, up from 1.7% in the fourth quarter of 2005. Economic growth, elevated energy prices, and the potential for inflationary pressure moved the Federal Open Market Committee to raise the targeted federal funds rate four times during the reporting period, with a 25-basis-point increase on each occasion. (A basis point is one-hundredth of a percentage point.) At the end of April 2006, the federal funds target rate stood at 4.75%.

Rising interest rates affected different bonds in different ways, and for portions of the reporting period, the yield curve inverted with yields on two-, five-, and 10-year Treasurys exceeding those on 30-year Treasurys. By the end of April, however, the yield curve had regained a positive slope. Rising interest rates took a toll on bond prices, but many bond indexes recorded positive total returns for the six-month reporting period.

The yield differences (or spreads) between high-yield bonds and U.S. Treasurys were relatively narrow during the reporting period, which reduced the compensation investors received for taking on additional risk. Even so, default rates in the high-yield market remained near their historical lows. Convertible bonds were hurt by rising interest rates, but managed to capture a substantial percentage of the stock market's gain.

During the first-quarter of 2006, issuance in the leveraged-loan market was down relative to the same period a year ago, but noteworthy financings by Georgia Pacific and NRG provided abundant liquidity. As the pipeline for upcoming issues became less promising, spreads in the leveraged-loan market tended to contract. New-money issuance and refunding issuance also declined in the municipal bond market, but at the end of April 2006, insured municipal bonds yielded 88% of long Treasurys, making municipals one of the more attractive high-grade bond sectors.

At MainStay, we offer a wide variety of Funds that pursue their respective investment objectives by investing in appropriate segments of the market. Each Fund follows a disciplined investment approach that the portfolio manager seeks to consistently apply across various market environments. The investment objective, strategies, and process used by your Fund(s) are outlined in the prospectus.

It is our pleasure to announce that on May 17, 2006, Institutional Capital Corporation (ICAP), a premier value-equity institutional investment firm based in Chicago, signed a definitive agreement to join New York Life Investment Management. Subject to board and shareholder approval, ICAP's three mutual funds are expected to join the MainStay Fund family on or around August 31, 2006.

We are honored that you have chosen to invest with MainStay Funds. We hope that the breadth of our offerings, the quality of our service, and the performance of our Funds will encourage you to maintain a long-term perspective, regardless of how the markets may shift or your financial needs may evolve.

The semiannual report that follows gives you additional insight into the portfolio management decisions that affected the performance of your MainStay Fund investment during the six months ended April 30, 2006. Please read it carefully to gain broader perspective on the progress of your Fund.

Sincerely,


/s/ CHRISTOPHER O. BLUNT


Christopher O. Blunt
President


                       Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    COMMON STOCK FUND

                    The MainStay Funds

                    Semiannual Report

                    Unaudited

                    April 30, 2006

TABLE OF CONTENTS


Semiannual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   9
--------------------------------------------------------------------------------

Portfolio of Investments                                                      10
--------------------------------------------------------------------------------

Financial Statements                                                          18
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 24
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                  28
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        28
--------------------------------------------------------------------------------
Special Meeting of Shareholders                                               28
--------------------------------------------------------------------------------

Trustees and Officers                                                         29

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGES
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE      SINCE
TOTAL RETURNS            MONTHS   YEAR    YEARS   INCEPTION
-----------------------------------------------------------
With sales charges        3.57%   10.68%  -0.23%    3.64%
Excluding sales charges   9.60    17.12   0.91      4.38

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                         CLASS A               RUSSELL 1000 INDEX             S&P 500 INDEX
                                                         -------               ------------------             -------------
6/1/98                                                     9450                       10000                       10000
                                                          12304                       12297                       12395
                                                          15072                       13827                       13651
                                                          12682                       11938                       11880
                                                          10744                       10508                       10380
                                                           8883                        9094                        8999
                                                          10667                       11267                       11057
                                                          11329                       12079                       11758
4/30/06                                                   13269                       14097                       13571

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE      SINCE
TOTAL RETURNS            MONTHS   YEAR    YEARS   INCEPTION
-----------------------------------------------------------
With sales charges        4.21%   11.32%  -0.22%    3.61%
Excluding sales charges   9.21    16.32   0.19      3.61

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                         CLASS B               RUSSELL 1000 INDEX             S&P 500 INDEX
                                                         -------               ------------------             -------------
6/1/98                                                    10000                       10000                       10000
                                                          12930                       12297                       12395
                                                          15719                       13827                       13651
                                                          13119                       11938                       11880
                                                          11038                       10508                       10380
                                                           9058                        9094                        8999
                                                          10794                       11267                       11057
                                                          11383                       12079                       11758
4/30/06                                                   13241                       14097                       13571

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE      SINCE
TOTAL RETURNS            MONTHS   YEAR    YEARS   INCEPTION
-----------------------------------------------------------
With sales charges        8.13%   15.24%  0.17%     3.60%
Excluding sales charges   9.13    16.24   0.17      3.60

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                         CLASS C               RUSSELL 1000 INDEX             S&P 500 INDEX
                                                         -------               ------------------             -------------
6/1/98                                                    10000                       10000                       10000
                                                          12930                       12297                       12395
                                                          15719                       13827                       13651
                                                          13119                       11938                       11880
                                                          11038                       10508                       10380
                                                           9058                        9094                        8999
                                                          10794                       11267                       11057
                                                          11383                       12079                       11758
4/30/06                                                   13231                       14097                       13571

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. From inception (6/1/98) through 8/31/98, performance for Class C shares (first offered 9/1/98) includes the historical performance of Class B shares, adjusted to reflect the applicable CDSC for Class C shares. From inception through 8/31/98, performance of Class I shares (first offered 12/28/04) includes the historical performance of Class A shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class I shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     5

CLASS I SHARES--NO SALES CHARGES
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE      SINCE
TOTAL RETURNS            MONTHS   YEAR    YEARS   INCEPTION
-----------------------------------------------------------
                          9.96%   17.86%  1.25%     4.70%

(PERFORMANCE GRAPH)

                                                         CLASS I               RUSSELL 1000 INDEX             S&P 500 INDEX
                                                         -------               ------------------             -------------
6/1/98                                                    10000                       10000                       10000
                                                          13049                       12297                       12395
                                                          16026                       13827                       13651
                                                          13516                       11938                       11880
                                                          11484                       10508                       10380
                                                           9513                        9094                        8999
                                                          11453                       11267                       11057
                                                          12206                       12079                       11758
4/30/06                                                   14386                       14097                       13571

                                                          SIX      ONE     FIVE      SINCE
BENCHMARK PERFORMANCE                                    MONTHS   YEAR    YEARS    INCEPTION
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------

Russell 1000(R) Index(1)                                  9.92%   16.71%   3.38%     4.43%
S&P 500(R) Index(2)                                       9.64    15.42    2.70      3.93
Average Lipper large-cap core fund(3)                     9.23    15.51    1.35      3.02

1. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
2. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. The S&P 500(R) Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
3. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PREVIOUS PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 6   MainStay Common Stock Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY COMMON STOCK FUND

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2005, to April 30, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2005, through April 30, 2006.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six months ended April 30, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                          ENDING ACCOUNT
                                                            ENDING ACCOUNT                 VALUE (BASED
                                                             VALUE (BASED                ON HYPOTHETICAL
                                                BEGINNING     ON ACTUAL      EXPENSES     5% ANNUALIZED     EXPENSES
                                                 ACCOUNT     RETURNS AND       PAID         RETURN AND        PAID
                                                  VALUE       EXPENSES)       DURING     ACTUAL EXPENSES)    DURING
SHARE CLASS                                      11/1/05       4/30/06       PERIOD(1)       4/30/06        PERIOD(1)

CLASS A SHARES                                  $1,000.00     $1,096.70       $ 6.76        $1,018.50        $ 6.51
---------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                                  $1,000.00     $1,093.15       $10.64        $1,014.75        $10.24
---------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                                  $1,000.00     $1,092.25       $10.63        $1,014.75        $10.24
---------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                                  $1,000.00     $1,099.90       $ 3.44        $1,021.70        $ 3.31
---------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.30% for Class A, 2.05% for Class B and Class C, and 0.66% for Class I) multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).

                                                     www.mainstayfunds.com     7

PORTFOLIO COMPOSITION AS OF APRIL 30, 2006

(COMPOSITION PIE CHART)

Common Stocks                                                                     98.3
Short-Term Investments (collateral from securities lending                         7.8
  is 7.8%)
Investment Companies                                                               1.6
Liabilities in Excess of Cash and Other Assets                                    (7.7)

See Portfolio of Investments on page 10 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  ExxonMobil Corp.
 2.  General Electric Co.
 3.  Microsoft Corp.
 4.  Pfizer, Inc.
 5.  Citigroup, Inc.
 6.  Cisco Systems, Inc.
 7.  International Business Machines Corp.
 8.  S&P 500 Index-SPDR Trust Series 1
 9.  BellSouth Corp.
10.  Intel Corp.

 8   MainStay Common Stock Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Harvey Fram, CFA, of New York Life Investment Management LLC

HOW DID MAINSTAY COMMON STOCK FUND PERFORM RELATIVE TO ITS BENCHMARK AND ITS PEERS DURING THE SIX-MONTH REPORTING PERIOD?

Excluding all sales charges, MainStay Common Stock Fund returned 9.60% for Class A shares, 9.21% for Class B shares, and 9.13% for Class C shares for the six months ended April 30, 2006. Over the same period, the Fund's Class I shares returned 9.96%. Class I shares outperformed--and Class A, Class B, and C shares underperformed--the 9.64% return of the S&P 500(R) Index,(1) the Fund's broad-based securities-market index, for the six-month period. Class A and Class I shares outperformed--and Class B and Class C shares underperformed--the 9.23% return of the average Lipper(2) large-cap core fund for the six months ended April 30, 2006.

WHICH SECTORS MADE THE STRONGEST CONTRIBUTIONS TO THE FUND'S PERFORMANCE DURING THE SIX MONTHS ENDED APRIL 30, 2006?

The sectors that contributed the most to the Fund's performance were consumer staples, consumer discretionary, and materials. Within each of these sectors, the greatest impact on total return came from security selection and weightings relative to the benchmark. In the consumer staples sector, for example, the Fund was overweighted in Archer-Daniels-Midland, one of the world's largest agricultural processors. The position contributed positively to the Fund's performance because of strength in the company's oilseeds processing business and its sweeteners and starch business.

WHICH INDIVIDUAL STOCKS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

The strongest individual contributors to the Fund's absolute performance during the reporting period were petroleum giant ExxonMobil, pharmaceutical company Pfizer, and aerospace company Boeing. The Fund held overweighted positions relative to the S&P 500(R) Index in each of these positive performers.

WHICH SECTORS DETRACTED FROM THE FUND'S PERFORMANCE?

During the six-month reporting period, financials and utilities were among the sectors that detracted from the Fund's results relative to the S&P 500(R) Index. Although an overweighted position in financials was favorable, stock selection hurt total return. As just one example, the Fund underweighted Bank of America, which was one of the strongest contributors to the total return of the Index. During the reporting period, the worst-performing sector in the Index was utilities and the Fund's overweighted position detracted from performance. Positive security selection in the sector, however, helped reduce some of the losses.

WHICH STOCKS DETRACTED FROM THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

The three greatest detractors form the Fund's absolute performance during the reporting period were in the information technology sector. Software giant Microsoft, personal computer company Dell, and semiconductor company Intel all had disappointing results. During the reporting period, the Fund was overweighted relative to the S&P 500(R) Index in each of these negative performers.

WERE THERE ANY CHANGES IN THE FUND'S SECTOR POSITIONING DURING THE REPORTING PERIOD?

We increased the Fund's weightings in the industrials and information technology sectors during the reporting period as valuations became more attractive. We reduced the Fund's weightings in the energy and telecommunications sectors to pursue investment opportunities in other areas.


The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains.
1. See footnote on page 6 for more information on the S&P 500(R) Index.
2. See footnote on page 6 for more information on Lipper Inc.

                                                     www.mainstayfunds.com     9

PORTFOLIO OF INVESTMENTS APRIL 30, 2006 UNAUDITED


                                                      SHARES          VALUE
COMMON STOCKS (98.3%)+
---------------------------------------------------------------------------
AEROSPACE & DEFENSE (3.0%)
Boeing Co. (The)                                      31,330   $  2,614,488
General Dynamics Corp.                                 3,494        229,276
Lockheed Martin Corp.                                 19,139      1,452,650
Northrop Grumman Corp.                                 6,770        452,913
Precision Castparts Corp.                              2,193        138,115
Raytheon Co.                                          23,770      1,052,298
Rockwell Collins, Inc.                                 3,259        186,415
                                                               ------------
                                                                  6,126,155
                                                               ------------
AIR FREIGHT & LOGISTICS (0.3%)
C.H. Robinson Worldwide, Inc.                          7,620        337,947
Expeditors International of Washington, Inc.             988         84,583
United Parcel Service, Inc. Class B                    2,302        186,623
                                                               ------------
                                                                    609,153
                                                               ------------
AIRLINES (0.2%)
Southwest Airlines Co.                                31,158        505,383
                                                               ------------

AUTO COMPONENTS (0.1%)
ArvinMeritor, Inc.                                       614         10,211
Goodyear Tire & Rubber Co. (The) (a)(b)                7,764        108,696
Modine Manufacturing Co.                                 877         25,442
                                                               ------------
                                                                    144,349
                                                               ------------
AUTOMOBILES (0.6%)
Ford Motor Co. (b)                                    97,912        680,488
Harley-Davidson, Inc.                                 10,909        554,614
Thor Industries, Inc.                                    947         47,805
                                                               ------------
                                                                  1,282,907
                                                               ------------
BEVERAGES (1.1%)
Brown-Forman Corp. Class B                               737         54,906
Coca-Cola Co. (The)                                   40,809      1,712,346
Pepsi Bottling Group, Inc. (The)                       2,701         86,702
PepsiAmericas, Inc.                                      585         13,818
PepsiCo, Inc.                                          6,441        375,124
                                                               ------------
                                                                  2,242,896
                                                               ------------
BIOTECHNOLOGY (1.2%)
Amgen, Inc. (a)                                       31,330      2,121,041
Biogen Idec, Inc. (a)                                  9,270        415,759
                                                               ------------
                                                                  2,536,800
                                                               ------------
BUILDING PRODUCTS (0.3%)
Masco Corp.                                           22,445        715,995
                                                               ------------
CAPITAL MARKETS (4.5%)
Ameriprise Financial, Inc.                            13,187        646,681
Bank of New York Co., Inc. (The)                      41,058      1,443,189


                                                      SHARES          VALUE
CAPITAL MARKETS (CONTINUED)
Charles Schwab Corp. (The)                            55,027   $    984,983
E*TRADE Financial Corp. (a)                           16,466        409,674
Federated Investors, Inc. Class B                      2,900        101,790
Franklin Resources, Inc.                               3,999        372,387
Goldman Sachs Group, Inc. (The)                        8,377      1,342,749
Janus Capital Group, Inc.                             11,505        223,887
Jefferies Group, Inc.                                  2,647        175,893
LaBranche & Co., Inc. (a)(b)                             522          7,376
Legg Mason, Inc.                                       4,000        473,920
Lehman Brothers Holdings, Inc.                        11,670      1,763,920
Merrill Lynch & Co., Inc.                              5,360        408,754
Northern Trust Corp.                                   7,615        448,447
Raymond James Financial, Inc.                          3,741        113,539
T. Rowe Price Group, Inc.                              3,491        293,907
Waddell & Reed Financial, Inc. Class A                 2,180         51,274
                                                               ------------
                                                                  9,262,370
                                                               ------------
CHEMICALS (0.7%)
Airgas, Inc.                                             584         23,623
Lyondell Chemical Co. (b)                             10,170        245,097
Monsanto Co.                                           9,607        801,224
Olin Corp.                                             3,807         78,234
PPG Industries, Inc.                                     937         62,891
Rohm & Haas Co.                                        1,184         59,910
Scotts Miracle-Gro Co. (The) Class A                     769         34,036
Sensient Technologies Corp.                            1,823         37,463
Valspar Corp.                                            943         26,687
                                                               ------------
                                                                  1,369,165
                                                               ------------
COMMERCIAL BANKS (3.7%)
AmSouth Bancorporation                                 6,363        184,145
Bank of America Corp.                                 56,616      2,826,271
Bank of Hawaii Corp.                                     947         51,432
BB&T Corp.                                             5,131        220,325
City National Corp.                                      335         24,442
Comerica, Inc.                                         8,798        500,342
Cullen/Frost Bankers, Inc.                             1,658         95,965
Huntington Bancshares, Inc. (b)                        3,525         85,129
KeyCorp                                                8,840        337,865
Main Streets Banks, Inc.                                 667         18,863
National City Corp.                                   29,393      1,084,602
North Fork Bancorporation, Inc.                        9,006        271,351
Regions Financial Corp.                                4,076        148,815
Wachovia Corp.                                        10,956        655,717
Wells Fargo & Co.                                     15,228      1,046,011
                                                               ------------
                                                                  7,551,275
                                                               ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 10   MainStay Common Stock Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                      SHARES          VALUE
COMMON STOCKS (CONTINUED)
---------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES (0.9%)
Allied Waste Industries, Inc. (a)(b)                   4,117   $     58,297
Corporate Executive Board Co. (The)                    1,619        173,443
Dun & Bradstreet Corp. (The) (a)                       2,285        175,991
Equifax, Inc.                                          2,237         86,214
HNI Corp.                                                418         22,104
Korn/Ferry International (a)                             145          3,045
Manpower, Inc.                                           499         32,510
Monster Worldwide, Inc. (a)                            3,139        180,179
Republic Services, Inc.                                5,403        237,786
Robert Half International, Inc.                        6,953        293,903
Waste Management, Inc.                                14,169        530,771
                                                               ------------
                                                                  1,794,243
                                                               ------------
COMMUNICATIONS EQUIPMENT (2.9%)
ADTRAN, Inc.                                             548         13,777
V  Cisco Systems, Inc. (a)                           173,678      3,638,554
CommScope, Inc. (a)                                      531         17,550
Dycom Industries, Inc. (a)                               621         13,606
Harris Corp.                                           4,554        212,080
Motorola, Inc.                                        79,730      1,702,235
Polycom, Inc. (a)                                      2,459         54,098
Powerwave Technologies, Inc. (a)                         907         10,113
QUALCOMM, Inc.                                         1,286         66,023
Tellabs, Inc. (a)                                     16,393        259,829
                                                               ------------
                                                                  5,987,865
                                                               ------------
COMPUTERS & PERIPHERALS (5.2%)
Apple Computer, Inc. (a)                              23,667      1,665,920
Dell, Inc. (a)                                        83,551      2,189,036
Hewlett-Packard Co.                                   89,978      2,921,586
Imation Corp.                                            567         23,814
V  International Business Machines Corp.              41,825      3,443,870
Lexmark International, Inc. Class A (a)                3,181        154,915
NCR Corp. (a)                                          1,691         66,625
Network Appliance, Inc. (a)                            3,470        128,633
QLogic Corp. (a)                                       8,518        177,260
                                                               ------------
                                                                 10,771,659
                                                               ------------
CONSTRUCTION & ENGINEERING (0.3%)
Fluor Corp.                                            4,294        398,956
Granite Construction, Inc.                               866         40,148
Jacobs Engineering Group, Inc. (a)                     1,068         88,324
Quanta Services, Inc. (a)                              5,241         85,009
                                                               ------------
                                                                    612,437
                                                               ------------
CONSTRUCTION MATERIALS (0.3%)
Martin Marietta Materials, Inc.                        2,048        217,416
Vulcan Materials Co.                                   3,546        301,268
                                                               ------------
                                                                    518,684
                                                               ------------


                                                      SHARES          VALUE
CONSUMER FINANCE (1.5%)
American Express Co.                                  37,478   $  2,016,691
AmeriCredit Corp. (a)                                  7,166        216,986
Capital One Financial Corp.                            8,639        748,483
                                                               ------------
                                                                  2,982,160
                                                               ------------
CONTAINERS & PACKAGING (0.1%)
Packaging Corp. of America                               555         12,476
Pactiv Corp. (a)                                       6,480        157,723
                                                               ------------
                                                                    170,199
                                                               ------------
DISTRIBUTORS (0.0%)++
Genuine Parts Co.                                      1,406         61,372
                                                               ------------
DIVERSIFIED CONSUMER SERVICES (0.3%)
Apollo Group, Inc. Class A (a)                         4,402        240,525
Career Education Corp. (a)                             4,394        162,007
Corinthian Colleges, Inc. (a)                          1,628         24,241
Education Management Corp. (a)                         2,283         96,936
Sotheby's Holdings, Inc. Class A (a)                   1,623         48,674
                                                               ------------
                                                                    572,383
                                                               ------------
DIVERSIFIED FINANCIAL SERVICES (3.7%)
CIT Group, Inc.                                        4,876        263,353
V  Citigroup, Inc.                                    79,191      3,955,590
JPMorgan Chase & Co.                                  52,815      2,396,745
Leucadia National Corp.                                1,557         94,588
Moody's Corp.                                         13,156        815,804
                                                               ------------
                                                                  7,526,080
                                                               ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.2%)
V  BellSouth Corp.                                    95,236      3,217,072
CenturyTel, Inc.                                       6,801        256,398
Cincinnati Bell, Inc. (a)                             10,925         45,885
Citizens Communications Co.                           17,763        235,893
Qwest Communications International, Inc. (a)(b)       81,920        549,683
Verizon Communications, Inc.                           9,658        319,004
                                                               ------------
                                                                  4,623,935
                                                               ------------
ELECTRIC UTILITIES (1.9%)
Allegheny Energy, Inc. (a)                             7,126        253,899
American Electric Power Co., Inc.                     11,136        372,611
DPL, Inc.                                              2,110         57,329
Edison International                                  17,326        700,144
Entergy Corp.                                          3,510        245,489
FirstEnergy Corp.                                      5,699        288,996
Great Plains Energy, Inc.                              2,667         75,343
Pepco Holdings, Inc.                                   6,872        158,606
Pinnacle West Capital Corp.                            1,640         65,764
PPL Corp.                                             13,778        400,113
Southern Co. (The) (b)                                38,869      1,252,748
Westar Energy, Inc.                                    1,479         30,970
                                                               ------------
                                                                  3,902,012
                                                               ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    11


                                                      SHARES          VALUE
COMMON STOCKS (CONTINUED)
---------------------------------------------------------------------------
ELECTRICAL EQUIPMENT (0.4%)
Cooper Industries, Ltd. Class A                        1,743   $    159,397
Emerson Electric Co.                                   6,797        577,405
Thomas & Betts Corp. (a)                               1,465         83,432
                                                               ------------
                                                                    820,234
                                                               ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.9%)
Agilent Technologies, Inc. (a)                        22,827        877,013
Arrow Electronics, Inc. (a)                            4,791        173,434
CDW Corp.                                              2,237        133,146
Jabil Circuit, Inc. (a)                                4,693        182,980
Plexus Corp. (a)                                       2,344        102,105
Sanmina-SCI Corp. (a)                                 19,025         98,740
Solectron Corp. (a)                                   49,081        196,324
Tech Data Corp. (a)                                    1,575         57,834
Tektronix, Inc.                                        2,264         79,964
                                                               ------------
                                                                  1,901,540
                                                               ------------
ENERGY EQUIPMENT & SERVICES (2.0%)
Baker Hughes, Inc.                                     2,660        215,008
BJ Services Co.                                        2,773        105,513
Cooper Cameron Corp. (a)                               2,888        145,093
Grant Prideco, Inc. (a)                                3,228        165,274
Helmerich & Payne, Inc.                                1,758        127,877
Pride International, Inc. (a)                          5,415        188,929
Rowan Cos., Inc.                                         939         41,626
Schlumberger, Ltd. (b)                                24,187      1,672,289
Tidewater, Inc.                                          527         30,692
Transocean, Inc. (a)                                  17,312      1,403,484
                                                               ------------
                                                                  4,095,785
                                                               ------------
FOOD & STAPLES RETAILING (0.6%)
Albertson's, Inc.                                      8,007        202,817
Kroger Co. (The) (a)                                   5,480        111,025
SUPERVALU, Inc.                                        7,233        209,829
Wal-Mart Stores, Inc.                                 15,482        697,154
                                                               ------------
                                                                  1,220,825
                                                               ------------
FOOD PRODUCTS (1.4%)
Archer-Daniels-Midland Co.                            28,975      1,052,951
ConAgra Foods, Inc.                                    9,544        216,458
Dean Foods Co. (a)                                     7,305        289,351
General Mills, Inc.                                   14,552        717,996
H.J. Heinz Co.                                         3,244        134,658
McCormick & Co., Inc.                                  4,585        159,696
Sara Lee Corp.                                        14,397        257,274
                                                               ------------
                                                                  2,828,384
                                                               ------------
GAS UTILITIES (0.2%)
Equitable Resources, Inc.                              6,420        227,974
National Fuel Gas Co.                                  3,118        103,673


                                                      SHARES          VALUE
GAS UTILITIES (CONTINUED)
Nicor, Inc. (b)                                        1,508   $     59,732
                                                               ------------
                                                                    391,379
                                                               ------------
HEALTH CARE EQUIPMENT & SUPPLIES (0.9%)
Baxter International, Inc.                            15,932        600,636
Becton, Dickinson & Co.                               11,273        710,650
Boston Scientific Corp. (a)(b)                         1,574         36,580
DENTSPLY International, Inc.                             763         45,528
Hospira, Inc. (a)                                      1,291         49,768
Varian Medical Systems, Inc. (a)                       7,009        367,131
                                                               ------------
                                                                  1,810,293
                                                               ------------
HEALTH CARE PROVIDERS & SERVICES (3.7%)
Aetna, Inc.                                           30,410      1,170,785
AmerisourceBergen Corp.                               11,095        478,749
Cardinal Health, Inc. (b)                             22,680      1,527,498
Caremark Rx, Inc. (a)                                  4,957        225,791
CIGNA Corp.                                              973        104,111
Coventry Health Care, Inc. (a)                         8,593        426,814
HCA, Inc.                                              7,622        334,530
Health Net, Inc. (a)                                   4,770        194,139
Henry Schein, Inc. (a)                                   845         39,394
Humana, Inc. (a)                                       7,080        319,874
Laboratory Corp. of America Holdings (a)               2,375        135,612
Lincare Holdings, Inc. (a)                             4,313        170,493
Manor Care, Inc.                                       4,213        184,740
McKesson Corp.                                        16,356        794,738
Tenet Healthcare Corp. (a)                             3,541         29,461
UnitedHealth Group, Inc.                              23,705      1,179,087
Universal Health Services, Inc. Class B                2,895        147,037
WellPoint, Inc. (a)                                    2,356        167,276
                                                               ------------
                                                                  7,630,129
                                                               ------------
HOTELS, RESTAURANTS & LEISURE (1.0%)
Brinker International, Inc.                              775         30,349
CBRL Group, Inc. (b)                                     356         14,493
Darden Restaurants, Inc.                               6,983        276,527
GTECH Holdings Corp.                                     932         31,837
International Game Technology                          1,915         72,636
McDonald's Corp.                                      12,240        423,137
Starbucks Corp. (a)                                   14,469        539,260
Yum! Brands, Inc.                                     12,493        645,638
                                                               ------------
                                                                  2,033,877
                                                               ------------
HOUSEHOLD DURABLES (0.5%)
American Greetings Corp. Class A (b)                   3,472         78,189
Black & Decker Corp. (The)                             1,467        137,326
Blyth, Inc.                                              250          5,137

 12   MainStay Common Stock Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                      SHARES          VALUE
COMMON STOCKS (CONTINUED)
---------------------------------------------------------------------------
HOUSEHOLD DURABLES (CONTINUED)
Furniture Brands International, Inc. (b)               2,724   $     62,652
Lennar Corp. Class A                                   1,838        100,961
Newell Rubbermaid, Inc.                               14,640        401,429
Ryland Group, Inc.                                       447         28,210
Toll Brothers, Inc. (a)(b)                             2,003         64,396
Tupperware Brands Corp.                                1,924         40,596
Whirlpool Corp. (b)                                    1,196        107,341
                                                               ------------
                                                                  1,026,237
                                                               ------------
HOUSEHOLD PRODUCTS (2.0%)
Church & Dwight Co., Inc.                              3,414        125,191
Colgate-Palmolive Co.                                  9,243        546,446
Energizer Holdings, Inc. (a)(b)                          558         28,542
Kimberly-Clark Corp.                                  24,908      1,457,865
Procter & Gamble Co. (The)                            35,267      2,052,892
                                                               ------------
                                                                  4,210,936
                                                               ------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (1.2%)
Black Hills Corp.                                        253          9,209
Constellation Energy Group, Inc.                      22,755      1,249,705
Dynegy, Inc. Class A (a)                               2,941         14,617
TXU Corp.                                             25,246      1,252,959
                                                               ------------
                                                                  2,526,490
                                                               ------------
INDUSTRIAL CONGLOMERATES (2.9%)
3M Co.                                                 2,681        229,038
Carlisle Cos., Inc.                                      272         22,984
V  General Electric Co.                              147,146      5,089,780
Teleflex, Inc.                                         2,157        140,723
Tyco International, Ltd.                              14,732        388,188
                                                               ------------
                                                                  5,870,713
                                                               ------------
INSURANCE (8.7%)
ACE, Ltd.                                             13,938        774,117
AFLAC, Inc.                                           26,174      1,244,312
Allstate Corp. (The)                                  31,960      1,805,420
Ambac Financial Group, Inc.                            1,020         84,007
American Financial Group, Inc. (b)                     2,325        102,951
American International Group, Inc.                    33,599      2,192,335
AmerUs Group Co. (b)                                     497         29,149
Aon Corp.                                             17,062        715,068
Arthur J. Gallagher & Co. (b)                          4,191        115,001
Chubb Corp. (The)                                     20,987      1,081,670
Everest Re Group, Ltd.                                   177         16,107
Fidelity National Financial, Inc.                      3,006        126,192
First American Corp.                                   1,676         71,398
Genworth Financial, Inc. Class A                       3,497        116,100
Hanover Insurance Group, Inc. (The)                      304         16,082
Hartford Financial Services Group, Inc. (The)          4,224        388,312


                                                      SHARES          VALUE
INSURANCE (CONTINUED)
HCC Insurance Holdings, Inc.                           4,388   $    146,954
Horace Mann Educators Corp.                              777         13,528
Lincoln National Corp.                                 7,602        441,524
Loews Corp.                                            7,221        766,509
MetLife, Inc.                                         38,876      2,025,440
Old Republic International Corp.                      10,336        229,976
Principal Financial Group, Inc.                       14,880        763,493
Progressive Corp. (The)                                2,485        269,697
Protective Life Corp.                                  3,706        186,782
Prudential Financial, Inc.                            25,677      2,006,144
SAFECO Corp.                                           2,339        121,394
St. Paul Travelers Cos., Inc. (The)                   26,758      1,178,155
StanCorp Financial Group, Inc.                         1,455         71,790
Torchmark Corp.                                        1,427         85,777
UnumProvident Corp. (b)                               13,079        265,634
W.R. Berkley Corp.                                     8,928        334,086
XL Capital, Ltd. Class A                                 989         65,165
                                                               ------------
                                                                 17,850,269
                                                               ------------
INTERNET SOFTWARE & SERVICES (0.1%)
Google, Inc. Class A (a)                                  67         28,002
VeriSign, Inc. (a)                                     6,853        161,183
                                                               ------------
                                                                    189,185
                                                               ------------
IT SERVICES (1.5%)
Acxiom Corp.                                           4,065        105,365
Ceridian Corp. (a)                                     7,776        188,412
Computer Sciences Corp. (a)                            9,856        577,069
Convergys Corp. (a)                                      794         15,459
CSG Systems International, Inc. (a)                    2,593         65,551
DST Systems, Inc. (a)(b)                               2,173        133,683
First Data Corp.                                      40,802      1,945,847
MoneyGram International, Inc.                          1,555         52,714
MPS Group, Inc. (a)                                    4,439         70,846
Unisys Corp. (a)                                       3,176         19,818
                                                               ------------
                                                                  3,174,764
                                                               ------------
LEISURE EQUIPMENT & PRODUCTS (0.2%)
Eastman Kodak Co.                                      2,668         71,929
Hasbro, Inc.                                           9,472        186,693
Mattel, Inc.                                           3,601         58,264
                                                               ------------
                                                                    316,886
                                                               ------------
LIFE SCIENCES TOOLS & SERVICES (0.3%)
Applera Corp.-Applied BioSystems Group                 9,949        286,929
PerkinElmer, Inc.                                      3,628         77,784
Techne Corp. (a)                                         995         56,377
Varian, Inc. (a)                                       1,405         60,794
Waters Corp. (a)                                       2,942        133,331
                                                               ------------
                                                                    615,215
                                                               ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13


                                                      SHARES          VALUE
COMMON STOCKS (CONTINUED)
---------------------------------------------------------------------------
MACHINERY (1.0%)
Caterpillar, Inc.                                      4,572   $    346,283
Crane Co.                                              1,821         76,937
Cummins, Inc. (b)                                      2,479        259,055
Danaher Corp.                                          2,060        132,067
Eaton Corp.                                            1,370        105,010
Federal Signal Corp.                                   1,190         22,289
Flowserve Corp. (a)                                    1,545         88,868
Illinois Tool Works, Inc.                              1,818        186,709
Joy Global, Inc.                                       5,507        361,755
Navistar International Corp. (a)                         441         11,634
Nordson Corp.                                          1,714         91,613
Oshkosh Truck Corp.                                      417         25,520
Parker Hannifin Corp.                                  3,100        251,255
                                                               ------------
                                                                  1,958,995
                                                               ------------
MEDIA (2.3%)
CBS Corp. Class B (b)                                 37,357        951,483
Clear Channel Communications, Inc.                    15,460        441,074
Emmis Communications Corp. Class A (a)                 1,339         16,470
Entercom Communications Corp.                          1,294         34,252
Gannett Co., Inc.                                      1,846        101,530
Live Nation, Inc. (a)                                    807         15,333
McGraw-Hill Cos., Inc. (The)                          19,800      1,102,068
Omnicom Group, Inc.                                    4,402        396,224
Pixar, Inc. (a)                                       18,261      1,174,000
Scholastic Corp. (a)                                     968         25,691
Time Warner, Inc.                                      5,073         88,270
Viacom, Inc. Class B (a)                              10,290        409,851
Westwood One, Inc.                                     2,836         27,367
                                                               ------------
                                                                  4,783,613
                                                               ------------
METALS & MINING (1.6%)
Freeport-McMoRan Copper &
  Gold, Inc. Class B (b)                               9,730        628,363
Newmont Mining Corp.                                   7,724        450,773
Nucor Corp. (b)                                        8,305        903,750
Phelps Dodge Corp.                                    10,749        926,456
Steel Dynamics, Inc. (b)                               2,091        130,562
United States Steel Corp. (b)                          5,031        344,623
                                                               ------------
                                                                  3,384,527
                                                               ------------
MULTILINE RETAIL (0.7%)
Big Lots, Inc. (a)(b)                                  3,124         45,142
Dollar Tree Stores, Inc. (a)(b)                        5,690        148,338
J.C. Penney Co., Inc.                                 11,682        764,704
Nordstrom, Inc.                                        9,012        345,430
Saks, Inc. (a)                                         1,131         22,778
Sears Holdings Corp. (a)                                 956        137,368
                                                               ------------
                                                                  1,463,760
                                                               ------------


                                                      SHARES          VALUE
MULTI-UTILITIES (1.4%)
Alliant Energy Corp. (b)                               4,009   $    128,128
Centerpoint Energy, Inc.                              13,615        163,652
Duke Energy Corp. (b)                                 38,047      1,107,929
KeySpan Corp.                                          1,067         43,085
MDU Resources Group, Inc.                                960         35,280
PG&E Corp.                                            12,001        478,120
Public Service Enterprise Group, Inc.                  5,034        315,632
SCANA Corp.                                            6,086        238,206
Xcel Energy, Inc.                                     15,636        294,582
                                                               ------------
                                                                  2,804,614
                                                               ------------
OFFICE ELECTRONICS (0.0%)++
Xerox Corp. (a)(b)                                     7,148        100,358
                                                               ------------
OIL, GAS & CONSUMABLE FUELS (8.2%)
Amerada Hess Corp.                                     1,330        190,549
Anadarko Petroleum Corp.                               3,935        412,467
Arch Coal, Inc. (b)                                      575         54,619
Chevron Corp.                                         26,842      1,637,899
ConocoPhillips                                         9,492        635,015
Devon Energy Corp.                                    23,575      1,417,093
EOG Resources, Inc. (b)                                2,142        150,433
V  ExxonMobil Corp.                                  127,661      8,052,856
Kerr-McGee Corp.                                       6,134        612,541
Marathon Oil Corp.                                     6,204        492,349
Occidental Petroleum Corp.                             6,647        682,913
Overseas Shipholding Group, Inc.                         565         27,589
Peabody Energy Corp.                                   2,332        148,922
Pioneer Natural Resources Co.                          3,380        144,732
Plains Exploration & Production Co. (a)(b)               422         15,559
Pogo Producing Co. (b)                                 1,003         49,839
Southwestern Energy Co. (a)                            3,633        130,861
Sunoco, Inc.                                           7,175        581,462
Valero Energy Corp.                                   21,467      1,389,774
                                                               ------------
                                                                 16,827,472
                                                               ------------
PAPER & FOREST PRODUCTS (0.4%)
Glatfelter                                               251          4,699
International Paper Co.                                4,358        158,413
Louisiana-Pacific Corp. (b)                            5,655        155,965
MeadWestvaco Corp.                                     1,562         44,533
Weyerhaeuser Co. (b)                                   6,703        472,360
                                                               ------------
                                                                    835,970
                                                               ------------
PHARMACEUTICALS (5.2%)
Forest Laboratories, Inc. (a)                         17,736        716,180
Johnson & Johnson                                     39,892      2,338,070
King Pharmaceuticals, Inc. (a)                        12,877        223,931
Medicis Pharmaceutical Corp. Class A                     504         16,572
Merck & Co., Inc.                                     75,952      2,614,268
Mylan Laboratories, Inc.                               9,844        214,993

 14   MainStay Common Stock Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                      SHARES          VALUE
COMMON STOCKS (CONTINUED)
---------------------------------------------------------------------------
PHARMACEUTICALS (CONTINUED)
V  Pfizer, Inc.                                      176,059   $  4,459,574
Watson Pharmaceuticals, Inc. (a)                       5,425        154,287
                                                               ------------
                                                                 10,737,875
                                                               ------------
REAL ESTATE INVESTMENT TRUSTS (0.3%)
Equity Office Properties Trust                         6,725        217,217
New Plan Excel Realty Trust                            3,658         90,170
Rayonier, Inc.                                           604         24,861
Shurgard Storage Centers, Inc. Class A                 4,498        283,284
                                                               ------------
                                                                    615,532
                                                               ------------
ROAD & RAIL (1.8%)
Burlington Northern Santa Fe Corp.                    19,872      1,580,420
CSX Corp.                                              6,046        414,091
Norfolk Southern Corp.                                21,757      1,174,878
Union Pacific Corp.                                    5,020        457,874
                                                               ------------
                                                                  3,627,263
                                                               ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.6%)
Advanced Micro Devices, Inc. (a)(b)                      206          6,664
Altera Corp. (a)                                       4,662        101,818
Applied Materials, Inc.                               13,232        237,514
Freescale Semiconductor, Inc. Class B (a)              6,503        205,950
V  Intel Corp.                                       160,938      3,215,541
Intersil Corp. Class A                                 7,972        236,051
Lam Research Corp. (a)(b)                              7,303        356,971
LSI Logic Corp. (a)(b)                                 6,390         68,054
Micrel, Inc. (a)                                         582          7,473
Micron Technology, Inc. (a)(b)                        16,784        284,824
National Semiconductor Corp.                          18,206        545,816
Novellus Systems, Inc. (a)                             6,008        148,398
NVIDIA Corp. (a)(b)                                   14,940        436,547
Silicon Laboratories, Inc. (a)                         2,011         93,733
Texas Instruments, Inc.                               44,851      1,556,778
                                                               ------------
                                                                  7,502,132
                                                               ------------
SOFTWARE (3.6%)
Advent Software, Inc. (a)                                274          9,645
Autodesk, Inc. (a)                                       184          7,735
BMC Software, Inc. (a)                                11,498        247,667
CA, Inc.                                              16,571        420,241
Citrix Systems, Inc. (a)                               7,816        312,015
Compuware Corp. (a)                                   20,071        154,145
Fair Isaac Corp.                                       3,464        128,549
Intuit, Inc. (a)                                       9,455        512,177
McAfee, Inc. (a)                                       7,449        194,344
Mercury Interactive Corp. (a)                            702         25,272
V  Microsoft Corp.                                   203,907      4,924,354


                                                      SHARES          VALUE
SOFTWARE (CONTINUED)
Novell, Inc. (a)                                      13,157   $    108,151
Oracle Corp. (a)                                       1,635         23,855
Parametric Technology Corp. (a)                          826         12,340
Reynolds & Reynolds Co. (The) Class A                  1,327         39,465
Sybase, Inc. (a)                                         789         17,177
Symantec Corp. (a)                                    10,405        170,434
Synopsys, Inc. (a)                                     3,679         80,313
                                                               ------------
                                                                  7,387,879
                                                               ------------
SPECIALTY RETAIL (2.2%)
Aeropostale, Inc. (a)                                    504         15,478
American Eagle Outfitters, Inc.                        4,765        154,386
AnnTaylor Stores Corp. (a)                             3,848        143,646
AutoNation, Inc. (a)                                   6,836        153,947
AutoZone, Inc. (a)                                     2,948        275,962
Barnes & Noble, Inc.                                   2,802        126,314
Best Buy Co., Inc.                                    12,660        717,316
Circuit City Stores, Inc.                              6,928        199,180
Claire's Stores, Inc.                                  5,268        185,539
Gap, Inc. (The)                                       30,452        550,877
Home Depot, Inc. (The)                                 8,153        325,549
Limited Brands, Inc.                                   6,334        162,404
Michaels Stores, Inc.                                  1,826         69,078
Office Depot, Inc. (a)                                16,176        656,422
Payless ShoeSource, Inc. (a)(b)                        3,636         83,519
PETsMART, Inc.                                         2,648         73,244
RadioShack Corp.                                       3,492         59,364
Rent-A-Center, Inc. (a)                                3,731        103,050
Ross Stores, Inc.                                      4,950        151,668
Sherwin-Williams Co. (The)                             4,062        206,918
Tiffany & Co.                                          1,174         40,961
TJX Cos., Inc. (The)                                   3,290         79,388
                                                               ------------
                                                                  4,534,210
                                                               ------------
TEXTILES, APPAREL & LUXURY GOODS (0.2%)
Jones Apparel Group, Inc.                              6,169        211,905
Liz Claiborne, Inc.                                    1,612         62,949
NIKE, Inc. Class B                                     1,594        130,453
Timberland Co. Class A (a)                             1,473         50,156
                                                               ------------
                                                                    455,463
                                                               ------------
THRIFTS & MORTGAGE FINANCE (1.2%)
Fannie Mae                                            41,413      2,095,498
Independence Community Bank Corp.                      3,922        164,724
MGIC Investment Corp.                                    812         57,408
PMI Group, Inc. (The)                                    829         38,258
Radian Group, Inc.                                     3,005        188,474
                                                               ------------
                                                                  2,544,362
                                                               ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    15


                                                      SHARES          VALUE
COMMON STOCKS (CONTINUED)
---------------------------------------------------------------------------
TOBACCO (1.0%)
Altria Group, Inc.                                    17,934   $  1,312,051
Reynolds American, Inc. (b)                            4,543        498,140
UST, Inc. (b)                                          4,287        188,328
                                                               ------------
                                                                  1,998,519
                                                               ------------
TRADING COMPANIES & DISTRIBUTORS (0.1%)
Fastenal Co.                                             439         20,550
MSC Industrial Direct Co., Inc. Class A                2,396        124,257
United Rentals, Inc. (a)(b)                            1,214         43,303
                                                               ------------
                                                                    188,110
                                                               ------------
WIRELESS TELECOMMUNICATION SERVICES (0.0%)++
Sprint Nextel Corp.                                      151          3,745
                                                               ------------
Total Common Stocks
  (Cost $187,940,468)                                           202,137,017
                                                               ------------

INVESTMENT COMPANIES (1.6%)
---------------------------------------------------------------------------
DIAMONDS Trust Series I (c)                              580         66,004
V  S&P 500 Index--SPDR Trust Series 1 (b)(c)          24,692      3,242,060
                                                               ------------
Total Investment Companies
  (Cost $3,301,047)                                               3,308,064
                                                               ------------
                                                    PRINCIPAL
                                                       AMOUNT
SHORT-TERM INVESTMENTS (7.8%)
----------------------------------------------------------------------------
COMMERCIAL PAPER (2.3%)
Banco Santander Central Hispano S.A.
  4.722%, due 5/8/06 (d)                            $757,148         757,148
Charta LLC
  4.919%, due 5/30/06 (d)                            378,575         378,575
CIESCO, Inc.
  4.798%, due 5/19/06 (d)                            448,283         448,283
Den Danske Bank
  4.773%, due 5/5/06 (d)                             636,005         636,005
Fairway Finance Corp.
  4.891%, due 5/22/06 (d)                            454,289         454,289
General Electric Capital Corp.
  5.001%, due 6/26/06 (d)                            498,527         498,527
Grampian Funding LLC
  4.785%, due 5/3/06 (d)                             378,575         378,575
Greyhawk Funding
  4.878%, due 5/18/06 (d)                            451,427         451,427

                                                    PRINCIPAL
                                                       AMOUNT          VALUE
COMMERCIAL PAPER (CONTINUED)
Jupiter Securitization Corp.
  4.834%, due 5/3/06 (d)                            $196,249    $    196,249
Lexington Parker Capital Co.
  4.914%, due 5/16/06 (d)                            300,695         300,695
Liberty Street Funding Co.
  4.87%, due 5/18/06 (d)                             299,799         299,799
                                                                ------------
Total Commercial Paper
  (Cost $4,799,572)                                                4,799,572
                                                                ------------

                                                       SHARES

INVESTMENT COMPANY (0.3%)
BGI Institutional Money
  Market Fund (d)                                    571,567         571,567
                                                                ------------
Total Investment Company
  (Cost $571,567)                                                    571,567
                                                                ------------
                                                    PRINCIPAL
                                                       AMOUNT

REPURCHASE AGREEMENT (0.1%)
Morgan Stanley & Co.
  4.98%, dated 4/28/06
  due 5/1/06
  Proceeds at Maturity $236,998
  (Collateralized by various bonds
  with a Principal Amount of
  $245,754 and Market Value
  of $243,904) (d)                                  $236,900         236,900
                                                                ------------
Total Repurchase Agreement
  (Cost $236,900)                                                    236,900
                                                                ------------
TIME DEPOSITS (5.1%)
Abbey National PLC
  4.78%, due 5/9/06 (d)                              757,148         757,148
ABN Amro Bank N.V.
  4.84%, due 5/19/06 (d)                             757,148         757,148
Banco Bilbao Vizcaya
  Argentaria S.A.
  4.905%, due 5/24/06 (d)                            605,719         605,719
Bank of America
  4.77%, due 5/26/06 (d)(e)                          757,148         757,148
Bank of Montreal
  4.78%, due 5/8/06 (d)                              757,148         757,148
Bank of Nova Scotia
  4.78%, due 5/10/06 (d)                             583,005         583,005
Barclays
  4.95%, due 6/20/06 (d)                             605,719         605,719
BNP Paribas
  4.80%, due 5/12/06 (d)                             757,148         757,148

 16   MainStay Common Stock Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                    PRINCIPAL
                                                       AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
----------------------------------------------------------------------------
TIME DEPOSITS (CONTINUED)
Calyon
  4.955%, due 6/19/06 (d)                           $757,148    $    757,148
Credit Suisse First Boston Corp.
  4.91%, due 6/5/06 (d)                              757,148         757,148
Fortis Bank
  4.77%, due 5/9/06 (d)                              757,148         757,148
Nordea Bank Finland PLC
  5.00%, due 6/27/06 (d)                             757,148         757,148
Societe Generale
  4.73%, due 5/9/06 (d)                              757,148         757,148
UBS AG
  4.77%, due 5/4/06 (d)                              984,293         984,293
                                                                ------------
Total Time Deposits
  (Cost $10,350,216)                                              10,350,216
                                                                ------------
Total Short-Term Investments
  (Cost $15,958,255)                                              15,958,255
                                                                ------------
Total Investments
  (Cost $207,199,770) (f)                              107.7%    221,403,336
Liabilities in Excess of
  Cash and Other Assets                                 (7.7)    (15,885,320)
                                                    --------    ------------
Net Assets                                             100.0%   $205,518,016
                                                    ========    ============

++   Less than one tenth of a percent.
(a)  Non-income producing security.
(b)  Represents security, or a portion thereof, which is out on loan.
(c)  Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(d)  Represents security, or a portion thereof, purchased
     with cash collateral received for securities on loan.
(e)  Floating rate. Rate shown is the rate in effect at April
     30, 2006.
(f)  The cost for federal income tax purposes is
     $208,131,085.
(g)  At April 30, 2006 net unrealized appreciation was
     $13,272,251, based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $19,272,679 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $6,000,428.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    17

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2006 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $207,199,770) including
  $15,445,411 market value of securities
  loaned                                        $221,403,336
Cash                                               2,053,889
Receivables:
  Investment securities sold                      14,715,911
  Fund shares sold                                   461,767
  Dividends and interest                             229,920
Other assets                                          19,626
                                                -------------
    Total assets                                 238,884,449
                                                -------------
LIABILITIES:
Securities lending collateral                     15,958,255
Payables:
  Investment securities purchased                 17,050,452
  Manager                                             88,015
  Transfer agent                                      84,215
  Fund shares redeemed                                65,464
  NYLIFE Distributors                                 46,477
  Professional                                        36,649
  Custodian                                           12,315
  Trustees                                             2,912
Accrued expenses                                      21,679
                                                -------------
    Total liabilities                             33,366,433
                                                -------------
Net assets                                      $205,518,016
                                                =============

COMPOSITION OF NET ASSETS:
Share of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized:
  Class A                                       $     36,349
  Class B                                             31,469
  Class C                                              2,168
  Class I                                             80,563
Additional paid-in capital                       196,460,840
Accumulated undistributed net investment
  income                                             633,117
Accumulated net realized loss on investments      (5,930,056)
Net unrealized appreciation on investments        14,203,566
                                                -------------
Net assets                                      $205,518,016
                                                =============
CLASS A
Net assets applicable to outstanding shares     $ 50,204,784
                                                =============
Shares of beneficial interest outstanding          3,634,876
                                                =============
Net asset value per share outstanding           $      13.81
Maximum sales charge (5.50% of offering price)          0.80
                                                -------------
Maximum offering price per share outstanding    $      14.61
                                                =============
CLASS B
Net assets applicable to outstanding shares     $ 41,040,180
                                                =============
Shares of beneficial interest outstanding          3,146,898
                                                =============
Net asset value and offering price per share
  outstanding                                   $      13.04
                                                =============
CLASS C
Net assets applicable to outstanding shares     $  2,825,375
                                                =============
Shares of beneficial interest outstanding            216,754
                                                =============
Net asset value and offering price per share
  outstanding                                   $      13.03
                                                =============
CLASS I
Net assets applicable to outstanding shares     $111,447,677
                                                =============
Shares of beneficial interest outstanding          8,056,286
                                                =============
Net asset value and offering price per share
  outstanding                                   $      13.83
                                                =============

 18   MainStay Common Stock Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2006 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends                                      $ 1,827,845
  Interest                                            25,784
  Income from securities loaned--net                  11,897
                                                 ------------
    Total income                                   1,865,526
                                                 ------------
EXPENSES:
  Manager                                            633,716
  Transfer agent--Classes A, B and C                 201,876
  Transfer agent--Class I                             22,770
  Distribution--Class B                              167,326
  Distribution--Class C                               10,736
  Distribution/Service--Class A                       56,263
  Service--Class B                                    55,775
  Service--Class C                                     3,579
  Registration                                        47,511
  Professional                                        35,000
  Custodian                                           25,889
  Recordkeeping                                       22,277
  Shareholder communication                           17,056
  Trustees                                             5,834
  Miscellaneous                                       12,990
                                                 ------------
    Total expenses before reimbursement            1,318,598
  Expense reimbursement from Manager                (247,054)
                                                 ------------
    Net expenses                                   1,071,544
                                                 ------------
Net investment income                                793,982
                                                 ------------
REALIZED AND UNREALIZED GAIN
ON INVESTMENTS:
Net realized gain on investments                   8,719,988
Net change in unrealized appreciation on
  investments                                      6,728,906
                                                 ------------
Net realized and unrealized gain on investments   15,448,894
                                                 ------------
Net increase in net assets resulting from
  operations                                     $16,242,876
                                                 ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    19

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2006 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2005

                                             2006           2005
INCREASE IN NET ASSETS:
Operations:
 Net investment income               $    793,982   $    539,776
 Net realized gain on investments       8,719,988      5,348,262
 Net change in unrealized
  appreciation on investments           6,728,906      4,933,686
                                     ---------------------------
 Net increase in net assets
  resulting from operations            16,242,876     10,821,724
                                     ---------------------------

Dividends to shareholders:
 From net investment income:
   Class A                                (58,249)            --
   Class I                               (642,012)            --
                                     ---------------------------
 Total dividends to shareholders         (700,261)            --
                                     ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                             13,852,316      5,515,785
   Class B                              2,135,987      5,493,154
   Class C                                204,718        744,231
   Class I                             36,430,840     72,005,439
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends:
   Class A                                 38,062             --
   Class I                                642,012             --
                                     ---------------------------
                                       53,303,935     83,758,609
 Cost of shares redeemed:
   Class A                             (3,488,560)    (8,254,644)
   Class B                            (16,008,715)   (13,379,710)
   Class C                               (682,115)      (911,526)
   Class I                             (2,073,520)    (4,633,637)
                                     ---------------------------
                                      (22,252,910)   (27,179,517)
   Increase in net assets derived
    from capital share transactions    31,051,025     56,579,092
                                     ---------------------------
    Net increase in net assets         46,593,640     67,400,816
NET ASSETS:
Beginning of period                   158,924,376     91,523,560
                                     ---------------------------
End of period                        $205,518,016   $158,924,376
                                     ===========================
Accumulated undistributed net
 investment income at end of period  $    633,117   $    539,396
                                     ===========================

 20   MainStay Common Stock Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                    www.mainstayfunds.com     21

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                          CLASS A
                                --------------------------------------------------------------------------------------------
                                                                          JANUARY 1,
                                SIX MONTHS                                   2003*
                                  ENDED              YEAR ENDED             THROUGH
                                APRIL 30,           OCTOBER 31,           OCTOBER 31,           YEAR ENDED DECEMBER 31,
                                 2006***         2005         2004           2003           2002         2001         2000
Net asset value at beginning
  of period                      $ 12.62        $ 11.41      $ 10.69        $  9.02        $ 12.12      $ 14.74      $ 15.37
                                ----------      -------      -------      -----------      -------      -------      -------
Net investment income (loss)
  (a)                               0.05           0.08(d)     (0.01)         (0.01)         (0.02)       (0.05)       (0.04)
Net realized and unrealized
  gain (loss) on investments        1.16           1.13         0.73           1.68          (3.08)       (2.57)       (0.38)
                                ----------      -------      -------      -----------      -------      -------      -------
Total from investment
  operations                        1.21           1.21         0.72           1.67          (3.10)       (2.62)       (0.42)
                                ----------      -------      -------      -----------      -------      -------      -------
Less dividends and
  distributions:
  From net investment income       (0.02)            --           --             --             --           --           --
  From net realized gain on
    investments                       --             --           --             --             --           --        (0.17)
  In excess of net realized
    gains                             --             --           --             --             --           --        (0.04)
                                ----------      -------      -------      -----------      -------      -------      -------
Total dividends and
  distributions                    (0.02)            --           --             --             --           --        (0.21)
                                ----------      -------      -------      -----------      -------      -------      -------
Net asset value at end of
  period                         $ 13.81        $ 12.62      $ 11.41        $ 10.69        $  9.02      $ 12.12      $ 14.74
                                ==========      =======      =======      ===========      =======      =======      =======
Total investment return (b)         9.60%(c)      10.60%        6.74%         18.51%(c)     (25.58%)     (17.77%)      (2.70%)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income
      (loss)                        0.73%(f)+      0.67%(d)    (0.05%)        (0.06%)+       (0.24%)      (0.42%)      (0.26%)
    Net expenses                    1.30%+         1.38%        1.65%          1.65% +        1.65%        1.58%        1.49%
    Expenses (before
      reimbursement)                1.57%+         1.72%        1.77%          1.86% +        1.75%        1.58%        1.49%
Portfolio turnover rate               60%           105%         136%            71%           130%          95%          70%
Net assets at end of period
  (in 000's)                     $50,205        $35,886      $34,957        $38,313        $28,639      $31,389      $38,040

                                                                        CLASS C
                                ---------------------------------------------------------------------------------------
                                                                        JANUARY 1,
                                SIX MONTHS                                 2003*
                                  ENDED             YEAR ENDED            THROUGH
                                APRIL 30,          OCTOBER 31,          OCTOBER 31,         YEAR ENDED DECEMBER 31,
                                 2006***         2005        2004          2003           2002        2001        2000
Net asset value at beginning
  of period                       $11.94        $10.87      $10.25        $ 8.71         $11.79      $14.45      $15.19
                                ----------      ------      ------      -----------      ------      ------      ------
Net investment income (loss)
  (a)                               0.00(e)      (0.01)(d)   (0.09)        (0.06)         (0.10)      (0.15)      (0.15)
Net realized and unrealized
  gain (loss) on investments        1.09          1.08        0.71          1.60          (2.98)      (2.51)      (0.38)
                                ----------      ------      ------      -----------      ------      ------      ------
Total from investment
  operations                        1.09          1.07        0.62          1.54          (3.08)      (2.66)      (0.53)
                                ----------      ------      ------      -----------      ------      ------      ------
Less dividends and
  distributions:
  From net investment income          --            --          --            --             --          --          --
  From net realized gain on
    investments                       --            --          --            --             --          --       (0.17)
  In excess of net realized
    gains                             --            --          --            --             --          --       (0.04)
                                ----------      ------      ------      -----------      ------      ------      ------
Total dividends and
  distributions                       --            --          --            --             --          --       (0.21)
                                ----------      ------      ------      -----------      ------      ------      ------
Net asset value at end of
  period                          $13.03        $11.94      $10.87        $10.25         $ 8.71      $11.79      $14.45
                                ==========      ======      ======      ===========      ======      ======      ======
Total investment return (b)         9.13%(c)      9.84%       6.05%        17.68%(c)     (26.12%)    (18.41%)     (3.46%)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment loss             0.06%(f)+    (0.08%)(d)  (0.80%)       (0.81%)+       (0.99%)     (1.17%)     (1.01%)
    Net expenses                    2.05% +       2.13%       2.40%         2.40% +        2.40%       2.33%       2.24%
    Expenses (before
      reimbursement)                2.32% +       2.47%       2.52%         2.61% +        2.50%       2.33%       2.24%
Portfolio turnover rate               60%          105%        136%           71%           130%         95%         70%
Net assets at end of period
  (in 000's)                      $2,825        $3,045      $2,926        $2,429         $1,724      $1,683      $2,293

*    The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of operations.
***  Unaudited.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(c)  Total return is not annualized.
(d)  Net investment income and the ratio of net investment income includes $0.03 per share and
     0.24%, for Class A, Class B and Class C, respectively as a result of a special one time dividend from Microsoft Corp.
(e)  Less than one cent per share.
(f)  The difference between the net investment income ratio by class does not equal the difference between the net expense ratio by class due to the timing of purchases and redemptions of Fund shares in relation to the recognition of income of the Fund.

 22   MainStay Common Stock Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                            CLASS B
------------------------------------------------------------------------------------------------
                                              JANUARY 1,
    SIX MONTHS                                   2003*
      ENDED              YEAR ENDED             THROUGH
    APRIL 30,           OCTOBER 31,           OCTOBER 31,           YEAR ENDED DECEMBER 31,
     2006***         2005         2004           2003           2002         2001         2000
     $ 11.94        $ 10.87      $ 10.26        $  8.71        $ 11.79      $ 14.45      $ 15.19
    ----------      -------      -------      -----------      -------      -------      -------
        0.01          (0.01)(d)    (0.09)         (0.06)         (0.10)       (0.15)       (0.15)
        1.09           1.08         0.70           1.61          (2.98)       (2.51)       (0.38)
    ----------      -------      -------      -----------      -------      -------      -------
        1.10           1.07         0.61           1.55          (3.08)       (2.66)       (0.53)
    ----------      -------      -------      -----------      -------      -------      -------
          --             --           --             --             --           --           --
          --             --           --             --             --           --        (0.17)
          --             --           --             --             --           --        (0.04)
    ----------      -------      -------      -----------      -------      -------      -------
          --             --           --             --             --           --        (0.21)
    ----------      -------      -------      -----------      -------      -------      -------
     $ 13.04        $ 11.94      $ 10.87        $ 10.26        $  8.71      $ 11.79      $ 14.45
    ==========      =======      =======      ===========      =======      =======      =======
        9.21%(c)       9.84%        5.95%         17.80%(c)     (26.12%)     (18.41%)      (3.46%)
        0.11%(f)+     (0.08%)(d)   (0.80%)        (0.81%)+       (0.99%)      (1.17%)      (1.01%)
        2.05%+         2.13%        2.40%          2.40%+         2.40%        2.33%        2.24%
        2.32%+         2.47%        2.52%          2.61%+         2.50%        2.33%        2.24%
          60%           105%         136%            71%           130%          95%          70%
     $41,040        $50,815      $53,640        $53,946        $48,434      $73,048      $91,246

              CLASS I
------------------------------------
                        DECEMBER 28,
    SIX MONTHS             2004**
      ENDED               THROUGH
    APRIL 30,           OCTOBER 31,
     2006***                2005
     $  12.68             $ 12.25
    ----------          ------------
         0.09                0.10
         1.17                0.33
    ----------          ------------
         1.26                0.43
    ----------          ------------
        (0.11)                 --
           --                  --
           --                  --
    ----------          ------------
        (0.11)                 --
    ----------          ------------
     $  13.83             $ 12.68
    ==========          ============
         9.96%(c)            3.51%(c)
         1.37%(f)+           0.94%+
         0.66%+              0.76%+
         0.93%+              1.10%+
           60%                105%
     $111,448             $69,177

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    23

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises nineteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Common Stock Fund (the "Fund"), a diversified fund.

The Fund currently offers four classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Distribution of Class I shares commenced on December 28, 2004. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class I shares are not subject to sales charge. Class A shares, Class B shares, Class C shares and Class I shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions. Each class of shares other than Class I shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term growth of capital, with income as a secondary consideration.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed in good faith by Board of Trustees to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's principal market is temporarily closed at a time when under normal conditions it would be open. At April 30, 2006 the Fund did not hold securities, that were valued in such manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and expenses incurred under the distribution plans) are allo-

 24   MainStay Common Stock Fund
cated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (See Note 5 on page 26.)

(H) INDEMNIFICATIONS. In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Fund is advised by the Manager directly, without a Subadvisor.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual percentage of the Fund's average daily net assets as follows: 0.70% on assets up to $500 million and 0.65% on assets in excess of $500 million. The Manager has entered into a written expense limitation agreement, under which the Manager has agreed to reimburse the expenses of the Fund so that the total ordinary operating expenses (total annual fund operating expense excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed, on an annualized basis, 1.30% of the average daily net assets of the Class A shares. An equivalent reimbursement, in an equal amount of basis points, will be applied to the other share classes. The Manager, within three years of incurring such expenses, may recoup the amount of any management fee waiver or expense reimbursement from the Fund pursuant to this agreement if such recoupment does not cause the Fund to exceed existing expense limitations. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. For the six months ended April 30, 2006, the Manager earned fees from the Fund in the amount of $633,716, and waived its fees and/or reimbursed expenses in the amount of $247,054.

As of April 30, 2006, the amounts of waived or reimbursed fees that are subject to possible recoupment by the Manager, and the related expiration dates as follows:

            OCTOBER 31,
          2008       2009      TOTAL
        $124,534   $247,054   $371,588
--------------------------------------

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

                                                    www.mainstayfunds.com     25

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $6,485 for the six months ended April 30, 2006. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $153, $21,652 and $362, respectively, for the six months ended April 30, 2006.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund for the six months ended April 30, 2006, amounted to $224,646.


(E) NON-INTERESTED TRUSTEES FEES. Non-Interested Trustees are paid an annual retainer fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual retainer fee of $20,000. The Audit and Compliance Committee Chairman receives an additional $2,000 for each meeting of the Audit and Compliance Committee attended and the Chairpersons of the Brokerage and Expense Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the respective Committee meetings attended. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/ Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus, the Fund only pays a portion of the fees identified above.

(F) OTHER. Pursuant to the Management Agreement, fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $2,138 for the six months ended April 30, 2006.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $22,277 for the six months ended April 30, 2006.

NOTE 4--FEDERAL INCOME TAX:

At October 31, 2005, for federal income tax purposes, capital loss carryforwards of $13,718,729 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

           CAPITAL LOSS             AMOUNTS
        AVAILABLE THROUGH           (000'S)
               2010                 $11,364
               2011                   2,355
       -------------------------------------------
                                    $13,719
       -------------------------------------------

The Fund utilized $5,887,435 of capital loss carryforward during the year ended October 31, 2005.

NOTE 5--FUND SECURITIES LOANED:

As of April 30, 2006, the Fund had securities on loan with an aggregate market value of $15,445,411. The Fund received $15,958,255 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Securities purchased with collateral received are valued at amortized cost.

NOTE 6--CUSTODIAN:

Investors Bank & Trust Company is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .070% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the six months ended April 30, 2006.

 26   MainStay Common Stock Fund

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended April 30, 2006, purchases and sales of securities, other than short-term securities, were $136,948 and $108,768, respectively.

NOTE 9--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                    SIX MONTHS ENDED
                                                     APRIL 30, 2006*
                                          CLASS A   CLASS B   CLASS C   CLASS I
Shares sold                                1,048       168       16      2,707
-------------------------------------------------------------------------------
Shares issued in reinvestment of
  dividends                                    3        --       --         49
-------------------------------------------------------------------------------
                                           1,051       168       16      2,756
-------------------------------------------------------------------------------
Shares redeemed                             (259)   (1,277)     (54)      (155)
-------------------------------------------------------------------------------
Net increase (decrease)                      792    (1,109)     (38)     2,601
-------------------------------------------------------------------------------

                                                       YEAR ENDED
                                                    OCTOBER 31, 2005
                                          CLASS A   CLASS B   CLASS C   CLASS I
Shares sold                                 455        473       65      5,823
-------------------------------------------------------------------------------
Shares redeemed                            (675)    (1,149)     (79)      (368)
-------------------------------------------------------------------------------
Net increase (decrease)                    (220)      (676)     (14)     5,455
-------------------------------------------------------------------------------

* Unaudited

NOTE 10--OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises have cooperated fully and completed responding to these requests. As previously reported in response to those requests for information and, as noted in the notes to the year-end 2004 and 2005 financial statements of each fund of the Trust, NYLIM had been a party to arrangements with certain registered representatives of brokers-dealers relating to the level of trading by clients of those registered representatives in shares of certain funds of the Trust. All such arrangements were terminated by the fourth quarter of 2003. NYLIM and the Trustees of the Trust have reviewed the possible dilutive effects that transactions under those arrangements and certain other levels of trading by fund shareholders over the period from 1999 to 2003 may have had on the funds. As a result of this review, in December 2005, NYLIM made payments totaling $5.882 million to nine MainStay funds. No payment was made with respect to the MainStay Common Stock Fund. NYLIM reimbursed or paid all expenses relating to the Board of Trustees' review of this matter, as well as substantially all of the costs associated with the other regulatory matters described in this note.

In a separate matter, the Securities and Exchange Commission has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that fund, as well as the related guarantee disclosure to fund shareholders. Discussions have been held with the Securities and Exchange Commission concerning a possible resolution of this matter. There can be no assurance of the outcome of these efforts.

                                                    www.mainstayfunds.com     27

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investment Management LLC ("NYLIM") uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-202-551-5850); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.
SPECIAL MEETING OF SHAREHOLDERS
Pursuant to notice, a special meeting and three adjournment meetings (pertaining only to certain Funds) of the shareholders of The MainStay Funds (the "Trust") were held on March 27, April 17, May 8, and June 8, 2006, respectively, at the Parsippany, New Jersey offices of New York Life Investment Management LLC. The purpose of the meetings was to present the following proposals for shareholder consideration:
1. To elect the following individuals to the Board of Trustees of the Trust;

  - Charlynn Goins
  - Edward J. Hogan
  - Alan R. Latshaw
  - Terry L. Lierman
  - John B. McGuckian
  - Donald E. Nickelson
  - Richard S. Trutanic
  - Gary E. Wendlandt (Interested Trustee)

There are no other Trustees of the Trust.

2. To grant the Trust the approval to enter into and materially amend agreements with Subadvisors on behalf of one or more of the Funds without obtaining shareholder approval; and

3. To approve the amendment of certain fundamental investment restrictions.

No other business came before the special meetings.

Each of the proposals listed above was passed by the shareholders of the Fund as shown below.

                                                 VOTES     VOTES
COMMON STOCK FUND                 VOTES FOR     AGAINST   WITHHELD      TOTAL
PROPOSAL #1-ELECTION OF TRUSTEES
--------------------------------------------------------------------------------
a. Charlynn Goins                10,368,491            0  203,195    10,571,686
--------------------------------------------------------------------------------
b. Edward J. Hogan               10,387,886            0  183,800    10,571,686
--------------------------------------------------------------------------------
c. Alan R. Latshaw               10,387,196            0  184,490    10,571,686
--------------------------------------------------------------------------------
d. Terry L. Lierman              10,386,146            0  185,540    10,571,686
--------------------------------------------------------------------------------
e. John B. McGuckian             10,387,247            0  184,439    10,571,686
--------------------------------------------------------------------------------
f. Donald E. Nickelson           10,387,779            0  183,907    10,571,686
--------------------------------------------------------------------------------
g. Richard S. Trutanic           10,387,069            0  184,617    10,571,686
--------------------------------------------------------------------------------
h. Gary E Wendlandt              10,387,333            0  184,353    10,571,686
--------------------------------------------------------------------------------
PROPOSAL #2-APPROVAL TO ENTER INTO AND MATERIALLY AMEND AGREEMENTS
--------------------------------------------------------------------------------
                                  9,740,546       36,632  170,739     9,947,917
--------------------------------------------------------------------------------
PROPOSAL #3-AMENDMENT TO CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------
a. Borrowing                      9,742,506       32,633  172,777     9,947,916
--------------------------------------------------------------------------------
b. Senior Securities              9,744,196       30,873  172,847     9,947,916
--------------------------------------------------------------------------------
c. Underwriting Securities        9,745,868       29,566  172,482     9,947,916
--------------------------------------------------------------------------------
d. Real Estate                    9,745,896       29,538  172,482     9,947,916
--------------------------------------------------------------------------------
e. Commodities                    9,745,237       30,197  172,482     9,947,916
--------------------------------------------------------------------------------
f. Making Loans                   9,743,422       31,941  172,553     9,947,916
--------------------------------------------------------------------------------
g. Concentration of Investments   9,747,142       28,292  172,482     9,947,916
--------------------------------------------------------------------------------
h. Diversification                9,747,960       27,474  172,482     9,947,916
--------------------------------------------------------------------------------

This resulted in approval of the proposals.

 28   MainStay Common Stock Fund

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, as of July 1, 2006, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the Trustees then in office will call a shareholder meeting for the election of Trustees, or
(2) his or her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

        GARY E.           Indefinite; Chairman   Chairman and Manager, New York Life               62           Chairman and
        WENDLANDT         since 2002, Chief      Investment Management LLC (including                           Director,
        10/8/50           Executive Officer      predecessor advisory organizations) and                        MainStay VP
                          (2004 to June 2006),   New York Life Investment Management                            Series Fund,
                          and Trustee since      Holdings LLC; Chief Executive Officer,                         Inc.
                          2000                   New York Life Investment Management LLC
                                                 and New York Life Investment Management
                                                 Holdings LLC (2000 to June 2006); Senior
                                                 Executive Vice President for Investment
                                                 and Finance, New York Life Insurance
                                                 Company (since July 2006); Executive
                                                 Vice President, New York Life Insurance
                                                 Company (1999 to June 2006); Executive
                                                 Vice President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC,
                                                 Madison Capital Funding LLC, and NYLCAP
                                                 Manager LLC; Manager, MacKay Shields
                                                 LLC; Executive Vice President, New York
                                                 Life Insurance and Annuity Corporation;
                                                 Chairman, and Director, MainStay VP
                                                 Series Fund, Inc. (25 portfolios); Chief
                                                 Executive Officer, MainStay VP Series
                                                 Fund, Inc. (2002 to June 2006); Chief
                                                 Executive Officer, Eclipse Funds (3
                                                 Portfolios) and Eclipse Funds Inc. (15
                                                 Portfolios) (2005 to June 2006);
                                                 Executive Vice President and Chief
                                                 Investment Officer, MassMutual Life
                                                 Insurance Company (1993 to 1999).
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        CHARLYNN GOINS    Indefinite; Trustee    Retired. Chairperson of the Board, New            19           None
        9/15/42           since 2001             York City Health and Hospital
                                                 Corporation.
        -----------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Indefinite; Trustee    Rear Admiral U.S. Navy (Retired);                 19           None
        8/17/32           since 1996             Independent Management Consultant (1997
                                                 to 2002).
        -----------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Indefinite; Trustee    Chair, Maryland Democratic Party;                 19           None
        1/4/48            since 1991             Chairman, Smartpaper Networks
                                                 Corporation (communications); Partner,
                                                 Health Ventures LLC (2001 to 2005); Vice
                                                 Chair, Employee Health Programs (1990 to
                                                 2002); Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc.
                                                 (1984 to 2001).
        -----------------------------------------------------------------------------------------------------------------------
        JOHN B.           Indefinite; Trustee    Chairman, Ulster Television Plc; Pro              19           Non-Executive
        MCGUCKIAN         since 1997             Chancellor, Queen's University (1985 to                        Director,
        11/13/39                                 2001).                                                         Allied Irish
                                                                                                                Banks Plc;
                                                                                                                Chairman and
                                                                                                                Non-Executive
                                                                                                                Director, Irish
                                                                                                                Continental
                                                                                                                Group, Plc;
                                                                                                                Chairman, AIB
                                                                                                                Group (UK) Plc;
                                                                                                                Non-Executive
                                                                                                                Director,
                                                                                                                Unidare Plc.
        -----------------------------------------------------------------------------------------------------------------------

     * A Trustee is considered to be an interested person of the Trust within the meaning of the 1940 Act because of an affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past Five Years." All Trustees not considered to be interested persons of the Trust are referred to as "Non-Interested Trustees."

                                                    www.mainstayfunds.com     29

                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        DONALD E.         Indefinite; Trustee    Retired. Vice Chairman, Harbour Group             19           Director,
        NICKELSON         since 1994 and Lead    Industries, Inc. (leveraged buyout                             Adolor
        12/9/32           Non-Interested         firm); President, PaineWebber Group                            Corporation;
                          Trustee since 2000     (1988 to 1990).                                                Director, First
                                                                                                                Advantage
                                                                                                                Corporation.
        -----------------------------------------------------------------------------------------------------------------------

        RICHARD S.        Indefinite; Trustee    Chairman (1990 to present) and Chief              19           None
        TRUTANIC          since 1994             Executive Officer (1990 to 1999),
        2/13/52                                  Somerset Group (financial advisory
                                                 firm); Managing Director and Advisor,
                                                 The Carlyle Group (private investment
                                                 firm) (2002 to 2004); Senior Managing
                                                 Director, Groupe Arnault (private
                                                 investment firm) (1999 to 2002).
        -----------------------------------------------------------------------------------------------------------------------

        ALAN R. LATSHAW   Indefinite; Trustee    Retired. Partner, Ernst & Young LLP               19           State Farm
        3/27/51           and Audit Committee    (2002 to 2003); Partner, Arthur Andersen                       Associates
                          Financial Expert       LLP (1976 to 2002).                                            Funds Trusts (4
                          since 2006                                                                            portfolios);
                                                                                                                State Farm
                                                                                                                Mutual Fund
                                                                                                                Trust (15
                                                                                                                portfolios);
                                                                                                                State Farm
                                                                                                                Variable
                                                                                                                Product Trust
                                                                                                                (8 portfolios);
                                                                                                                Utopia Funds (4
                                                                                                                portfolios).
        -----------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES**

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General Counsel, and Secretary,
        ANSELMI           since 2003             New York Life Investment Management LLC (including
        10/19/46                                 predecessor advisory organizations) and New York Life
                                                 Investment Management Holdings LLC; Senior Vice President,
                                                 New York Life Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC; Secretary, NYLIM Service
                                                 Company LLC, NYLCAP Manager LLC, and Madison Capital Funding
                                                 LLC; Chief Legal Officer, Eclipse Funds, Eclipse Funds Inc.,
                                                 MainStay VP Series Fund, Inc., and McMorgan Funds; Managing
                                                 Director and Senior Counsel, Lehman Brothers Inc. (1998 to
                                                 1999); General Counsel and Managing Director, JP Morgan
                                                 Investment Management Inc. (1986 to 1998).
        -----------------------------------------------------------------------------------------------------

        ARPHIELA          Treasurer and          Director and Manager of Fund Accounting and Administration,
        ARIZMENDI         Principal Financial    New York Life Investment Management LLC (since 2003);
        10/26/56          and Accounting         Treasurer and Principal Financial and Accounting Officer,
                          Officer since 2005     Eclipse Funds, Eclipse Funds Inc., and McMorgan Funds (since
                                                 December 2005), and MainStay VP Series Fund, Inc. (since
                                                 March 2006); Assistant Treasurer, NYLIFE Distributors LLC;
                                                 Assistant Treasurer, The MainStay Funds, Eclipse Funds,
                                                 Eclipse Funds Inc., MainStay VP Series Fund, Inc., and
                                                 McMorgan Funds (1992 to December 2005).
        -----------------------------------------------------------------------------------------------------

        CHRISTOPHER O.    President since 2005   Executive Vice President, New York Life Investment
        BLUNT                                    Management LLC and New York Life Investment Management
        5/13/62                                  Holdings LLC (since 2004); Manager and Executive Vice
                                                 President, NYLIM Product Distribution, NYLIFE Distributors
                                                 LLC (since January 2005); Chairman, NYLIM Service Company
                                                 LLC (since March 2005); Chairman and Class C Director, New
                                                 York Life Trust Company, FSB (since 2004); Chairman, New
                                                 York Life Trust Company (since February 2005); President,
                                                 Eclipse Funds and Eclipse Funds Inc. (since 2005);
                                                 President, MainStay VP Series Fund, Inc. (since July 2006);
                                                 Chairman and Chief Executive Officer, Giving Capital, Inc.
                                                 (2001 to 2004); Chief Marketing Officer--Americas, Merrill
                                                 Lynch Investment Managers (1999 to 2001); President, Mercury
                                                 Funds Distributors (1999 to 2001).
        -----------------------------------------------------------------------------------------------------

        SCOTT T.          Vice President--       Director, New York Life Investment Management LLC (including
        HARRINGTON        Administration since   predecessor advisory organizations); Executive Vice
        2/8/59            2005                   President, New York Life Trust Company, and New York Life
                                                 Trust Company, FSB (since January 2006); Vice President--
                                                 Administration, MainStay VP Series Fund, Inc., Eclipse
                                                 Funds, and Eclipse Funds Inc. (since June 2005).
        -----------------------------------------------------------------------------------------------------

 30   MainStay Common Stock Fund

                          POSITION(S) HELD
                          WITH
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES**
        ALAN J.           Senior Vice President  Managing Director, Mutual Funds/Administration and Chief
        KIRSHENBAUM       since July 2006        Financial Officer of Retail Investments, New York Life
        6/25/71                                  Investment Management LLC (since July 2006); Senior Vice
                                                 President, Eclipse Funds, Eclipse Funds Inc., and MainStay
                                                 VP Series Fund, Inc. (since June 2006); Chief Financial
                                                 Officer, Bear Stearns Asset Management (1999 to May 2006).
        -----------------------------------------------------------------------------------------------------

        ALISON H.         Vice President--       Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           Compliance (2004 to    March 2006), and Managing Director and Chief Compliance
        12/16/65          June 2006); Senior     Officer (2003 to February 2006), New York Life Investment
                          Vice President and     Management LLC; Managing Director and Chief Compliance
                          Chief Compliance       Officer, New York Life Investment Management Holdings LLC
                          Officer since July     (2003 to present); Senior Managing Director, Compliance
                          2006                   (since March 2006) and Managing Director, Compliance (2003 to February 2006), NYLIFE Distributors LLC; Senior Vice
                                                 President and Chief Compliance Officer, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP Series Fund, Inc. (since
                                                 June 2006); Vice President--Compliance, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP Series Fund, Inc. (until
                                                 June 2006); Deputy Chief Compliance Officer, New York Life
                                                 Investment Management LLC (2002 to 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset Management (1999 to
                                                 2002).
        -----------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary since 2004   Managing Director and Associate General Counsel, New York
        MORRISON                                 Life Investment Management LLC (since 2004); Managing
        3/26/56                                  Director and Secretary, NYLIFE Distributors LLC; Secretary,
                                                 Eclipse Funds, Eclipse Funds Inc., and MainStay VP Series
                                                 Fund, Inc.; Chief Legal Officer--Mutual Funds and Vice
                                                 President and Corporate Counsel, The Prudential Insurance
                                                 Company of America (2000 to 2004).
        -----------------------------------------------------------------------------------------------------

        BRIAN A. MURDOCK  Chief Executive        Member of the Board of Managers and President (since 2004),
        3/14/56           Officer since July     and Chief Executive Officer (since July 2006), New York Life
                          2006                   Investment Management LLC and New York Life Investment
                                                 Management Holdings LLC; Senior Vice President, New York
                                                 Life Insurance Company (since 2004); Chairman of the Board and President, NYLIFE Distributors LLC (since 2004); Member of the Board of Managers, Madison Capital Funding LLC (since
                                                 2004); Member of the Board of Managers, NYLCAP Manager LLC
                                                 (since 2004); Chief Executive Officer, Eclipse Funds,
                                                 Eclipse Funds Inc. and MainStay VP Series Fund, Inc. (since
                                                 July 2006); Chief Operating Officer, Merrill Lynch
                                                 Investment Managers (2003 to 2004); Chief Investment
                                                 Officer, MLIM Europe and Asia (2001 to 2003); President of
                                                 Merrill Japan and Chairman of MLIM's Pacific Region (1999 to
                                                 2001).
        -----------------------------------------------------------------------------------------------------
        RICHARD W.        Vice President--Tax    Vice President, New York Life Insurance Company; Vice
        ZUCCARO           since 1991             President, New York Life Insurance and Annuity Corporation,
        12/12/49                                 New York Life Trust Company, FSB, NYLIFE Insurance Company
                                                 of Arizona, NYLIFE LLC, and NYLIFE Securities Inc.; Vice
                                                 President, Tax, NYLIFE Distributors LLC; Tax Vice President,
                                                 New York Life International, LLC, New York Life Trust
                                                 Company, and NYLIM Service Company LLC; Vice President--Tax,
                                                 Eclipse Funds and Eclipse Funds Inc. (since 1993), and
                                                 MainStay VP Series Fund, Inc. (since 1991).
        -----------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     31

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(2)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund(3)
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. Closed to new investors as of June 1, 2006.
4. An affiliate of New York Life Investment Management LLC.

                       Not part of the Semiannual Report

                       This page intentionally left blank

                       This page intentionally left blank

                       This page intentionally left blank

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)
------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C) 2006 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A08959         (RECYCLE LOGO)       MS229-06                  MSCS10-06/06

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    SMALL CAP GROWTH FUND

                    Message from the President
                    and
                    Semiannual Report

                    Unaudited

                    April 30, 2006

MESSAGE FROM
THE PRESIDENT

Dear Shareholder,

The six months from November 1, 2005, through April 30, 2006, represented a generally positive period for the economy and for investors. Most U.S. stock indexes recorded strong returns for the six-month reporting period. According to Russell data, value stocks outperformed growth stocks among large-capitalization issues, while the reverse was true for mid-cap and small-cap stocks.

Strong demand kept prices for oil, metals, and several other commodities relatively high, which had a positive influence on energy and materials stocks and helped commodity-exporting emerging economies. Not all of the influence was positive, however. In the United States, rising fuel costs had a negative impact on airlines, automakers, and utilities.

According to preliminary estimates from the Bureau of Economic Analysis, real gross domestic product increased at an annual rate of 5.3% in the first quarter of 2006, up from 1.7% in the fourth quarter of 2005. Economic growth, elevated energy prices, and the potential for inflationary pressure moved the Federal Open Market Committee to raise the targeted federal funds rate four times during the reporting period, with a 25-basis-point increase on each occasion. (A basis point is one-hundredth of a percentage point.) At the end of April 2006, the federal funds target rate stood at 4.75%.

Rising interest rates affected different bonds in different ways, and for portions of the reporting period, the yield curve inverted with yields on two-, five-, and 10-year Treasurys exceeding those on 30-year Treasurys. By the end of April, however, the yield curve had regained a positive slope. Rising interest rates took a toll on bond prices, but many bond indexes recorded positive total returns for the six-month reporting period.

The yield differences (or spreads) between high-yield bonds and U.S. Treasurys were relatively narrow during the reporting period, which reduced the compensation investors received for taking on additional risk. Even so, default rates in the high-yield market remained near their historical lows. Convertible bonds were hurt by rising interest rates, but managed to capture a substantial percentage of the stock market's gain.

During the first-quarter of 2006, issuance in the leveraged-loan market was down relative to the same period a year ago, but noteworthy financings by Georgia Pacific and NRG provided abundant liquidity. As the pipeline for upcoming issues became less promising, spreads in the leveraged-loan market tended to contract. New-money issuance and refunding issuance also declined in the municipal bond market, but at the end of April 2006, insured municipal bonds yielded 88% of long Treasurys, making municipals one of the more attractive high-grade bond sectors.

At MainStay, we offer a wide variety of Funds that pursue their respective investment objectives by investing in appropriate segments of the market. Each Fund follows a disciplined investment approach that the portfolio manager seeks to consistently apply across various market environments. The investment objective, strategies, and process used by your Fund(s) are outlined in the prospectus.

It is our pleasure to announce that on May 17, 2006, Institutional Capital Corporation (ICAP), a premier value-equity institutional investment firm based in Chicago, signed a definitive agreement to join New York Life Investment Management. Subject to board and shareholder approval, ICAP's three mutual funds are expected to join the MainStay Fund family on or around August 31, 2006.

We are honored that you have chosen to invest with MainStay Funds. We hope that the breadth of our offerings, the quality of our service, and the performance of our Funds will encourage you to maintain a long-term perspective, regardless of how the markets may shift or your financial needs may evolve.

The semiannual report that follows gives you additional insight into the portfolio management decisions that affected the performance of your MainStay Fund investment during the six months ended April 30, 2006. Please read it carefully to gain broader perspective on the progress of your Fund.

Sincerely,


/s/ CHRISTOPHER O. BLUNT


Christopher O. Blunt
President


                       Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    SMALL CAP GROWTH FUND

                    The MainStay Funds

                    Semiannual Report

                    Unaudited

                    April 30, 2006

TABLE OF CONTENTS


Semiannual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   9
--------------------------------------------------------------------------------

Portfolio of Investments                                                      11
--------------------------------------------------------------------------------

Financial Statements                                                          14
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 20
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                  24
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        24
--------------------------------------------------------------------------------

Special Meeting of Shareholders                                               24
--------------------------------------------------------------------------------

Trustees and Officers                                                         25

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGES
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX       ONE    FIVE      SINCE
TOTAL RETURNS            MONTHS(1)   YEAR    YEARS   INCEPTION
--------------------------------------------------------------
With sales charges         10.95%    21.25%  2.44%     6.82%
Excluding sales charges    17.40     28.31   3.61      7.58

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                   MAINSTAY SMALL CAP          RUSSELL 2000 GROWTH
                                                       GROWTH FUND                    INDEX                RUSSELL 2000 INDEX
                                                   ------------------          -------------------         ------------------
6/1/98                                                     9450                       10000                       10000
                                                          10225                       10376                        9591
                                                          18475                       13633                       11358
                                                          14121                       10245                       11033
                                                          13131                        9372                       11770
                                                           9872                        7169                        9326
                                                          13111                       10150                       13245
                                                          13140                       10094                       13869
4/30/06                                                   16860                       13741                       18511

  --   MainStay Small Cap Growth Fund  --   Russell 2000 Growth Index
  - -  Russell 2000 Index

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX       ONE    FIVE      SINCE
TOTAL RETURNS            MONTHS(1)   YEAR    YEARS   INCEPTION
--------------------------------------------------------------
With sales charges         11.94%    22.31%  2.49%     6.76%
Excluding sales charges    16.94     27.31   2.85      6.76

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                   MAINSTAY SMALL CAP          RUSSELL 2000 GROWTH
                                                       GROWTH FUND                    INDEX                RUSSELL 2000 INDEX
                                                   ------------------          -------------------         ------------------
6/1/98                                                    10000                       10000                       10000
                                                          10740                       10376                        9591
                                                          19250                       13633                       11358
                                                          14592                       10245                       11033
                                                          13482                        9372                       11770
                                                          10063                        7169                        9326
                                                          13259                       10150                       13245
                                                          13187                       10094                       13869
4/30/06                                                   16800                       13741                       18511

  --   MainStay Small Cap Growth Fund  --   Russell 2000 Growth Index
  - -  Russell 2000 Index

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX       ONE    FIVE      SINCE
TOTAL RETURNS            MONTHS(1)   YEAR    YEARS   INCEPTION
--------------------------------------------------------------
With sales charges         15.94%    26.31%  2.85%     6.76%
Excluding sales charges    16.94     27.31   2.85      6.76

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                   MAINSTAY SMALL CAP          RUSSELL 2000 GROWTH
                                                       GROWTH FUND                    INDEX                RUSSELL 2000 INDEX
                                                   ------------------          -------------------         ------------------
6/1/98                                                    10000                       10000                       10000
                                                          10740                       10376                        9591
                                                          19250                       13633                       11358
                                                          14592                       10245                       11033
                                                          13482                        9372                       11770
                                                          10063                        7169                        9326
                                                          13259                       10150                       13245
                                                          13187                       10094                       13869
4/30/06                                                   16800                       13741                       18511

  --   MainStay Small Cap Growth Fund  --   Russell 2000 Growth Index
  - -  Russell 2000 Index

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. From inception (6/1/98) through 8/31/98, performance for Class C shares (first offered 9/1/98) includes the historical performance of Class B shares adjusted to reflect the applicable CDSC for Class C shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     5

                                                          SIX      ONE    FIVE      SINCE
BENCHMARK PERFORMANCE                                    MONTHS   YEAR    YEARS   INCEPTION
-------------------------------------------------------------------------------------------
Russell 2000(R) Growth Index(2)                          20.31%   36.13%  6.05%     4.10%
Russell 2000(R) Index(3)                                 18.91    33.47   10.90     8.09
Average Lipper small-cap growth fund(4)                  19.43    34.35   5.88      7.53

1. Performance figures shown for the six month period ended April 30, 2006 reflect nonrecurring reimbursements from affiliates for audit and legal costs and losses attributable to shareholder trading arrangements. (See Note 3(B) on page 21 of the Notes to Financial Statements for further explanation). The effect on total return was less than 0.01%.

2. The Russell 2000(R) Growth Index is an unmanaged index that measures the performance of those Russell 2000(R) companies with higher price-to-book ratios and higher forecasted growth values. Results assume the reinvestment of all in-come and capital gains. The Russell 2000(R) Growth Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
3. The Russell 2000(R) Index is an unmanaged index that mea-sures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that measures the performance of a the 3,000 largest U.S. companies based on total market capitalization. Results assume the reinvestment of all income and capital gains. An investment cannot be made directly into an index.
4. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PREVIOUS PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 6   MainStay Small Cap Growth Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY SMALL CAP GROWTH FUND

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2005, to April 30, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2005, through April 30, 2006.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six months ended April 30, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                             ENDING ACCOUNT
                                                            ENDING ACCOUNT                    VALUE (BASED
                                                             VALUE (BASED                   ON HYPOTHETICAL
                                                BEGINNING     ON ACTUAL        EXPENSES      5% ANNUALIZED       EXPENSES
                                                 ACCOUNT     RETURNS AND         PAID          RETURN AND          PAID
                                                  VALUE       EXPENSES)         DURING      ACTUAL EXPENSES)      DURING
SHARE CLASS                                      11/1/05       4/30/06       PERIOD(1, 2)       4/30/06        PERIOD(1, 2)

CLASS A SHARES                                  $1,000.00     $1,175.50         $ 7.98         $1,017.60          $ 7.40
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                                  $1,000.00     $1,172.15         $12.01         $1,013.85          $11.13
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                                  $1,000.00     $1,172.15         $12.01         $1,013.85          $11.13
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.48% for Class A and 2.23% for Class B and Class C) multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).

2. Amount includes nonrecurring reimbursements from affiliates for audit and legal costs and losses attributable to shareholder trading arrangements (See
   Note 3(B) on page 21 of the Notes to Financial Statements for further explanation). If these nonrecurring reimbursements had not been made, the actual expenses paid would have been $8.14, $12.17 and $12.17 for Class A, Class B and Class C, respectively and the hypothetical expenses paid would have been $7.55, $11.28 and $11.28 for Class A, Class B and Class C, respectively.

                                                     www.mainstayfunds.com     7

 PORTFOLIO COMPOSITION AS OF APRIL 30, 2006

(COMPOSITION PIE CHART)

Common Stocks                                                                      96.7
Short-Term Investments (collateral from securities lending                         20.4
  is 17.3%)
Liabilities in Excess of Cash and Other Assets                                 '-17.10'

See Portfolio of Investments on page 11 for specific holdings within these categories.

   TOP TEN HOLDINGS AS OF APRIL 30, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  TETRA Technologies, Inc.
 2.  Terex Corp.
 3.  Affiliated Managers Group, Inc.
 4.  MSC Industrial Direct Co. Class A
 5.  Sierra Health Services, Inc.
 6.  Jefferies Group, Inc.
 7.  Children's Place Retail Stores, Inc. (The)
 8.  Helix Energy Solutions Group, Inc.
 9.  Wabtec Corp.
10.  Jos. A. Bank Clothiers, Inc.

 8   MainStay Small Cap Growth Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Edmund C. Spelman of MacKay Shields LLC

HOW DID MAINSTAY SMALL CAP GROWTH FUND PERFORM RELATIVE TO ITS BENCHMARK AND ITS PEERS DURING THE SIX-MONTH REPORTING PERIOD?

Excluding all sales charges, MainStay Small Cap Growth Fund returned 17.40% for Class A shares, 16.94% for Class B shares, and 16.94% for Class C shares for the six months ended April 30, 2006. All share classes underperformed the 20.31% return of the Russell 2000(R) Growth Index,(1) the Fund's broad-based securities-market index, for the six-month period. All share classes also underperformed the 19.43% return of the average Lipper(2) small-cap growth fund for the six months ended April 30, 2006.

WHAT SECTORS HAD THE GREATEST IMPACT ON THE FUND'S RELATIVE PERFORMANCE DURING THE PERIOD?

The Fund's performance was helped most by favorable stock selection in the industrials, financials, and materials sectors. Overweighted positions in the industrials and energy sectors and an underweighted position in the health care sector also helped the Fund's relative results. On the other hand, the Fund's stock selection in the consumer discretionary, health care, and information technology sectors detracted from the Fund's relative performance.

During the reporting period, we reduced the Fund's exposure to the consumer discretionary sector and increased its allocation to the information technology sector. Both of these decisions had a positive effect on the Fund's performance.

WHAT WERE SOME OF THE FUND'S STOCK-SPECIFIC SUCCESS STORIES?

Tetra Technologies was the strongest positive contributor to the Fund's performance. With operations in the Gulf of Mexico, this oil service company benefited from higher energy prices and continued strong demand for its services. Terex Corporation manufactures cranes and other heavy equipment. Its shares advanced on sharply rising demand for such equipment as the construction and mining industries strengthened worldwide. Jefferies Group was also a strong contributor to the Fund's performance. Jefferies Group is a brokerage firm that benefited from expanding its product offerings and from rising financial markets.

WHICH STOCKS DETRACTED FROM THE FUND'S RESULTS?

Several of the Fund's holdings failed to meet our expectations. SFBC International, a contract research organization, suffered a sharp stock-price decline because of slowing new business trends and serious missteps in corporate governance. When the company faced government investigations, several senior executives resigned. Cooper Companies, a manufacturer of contact lenses and women's surgical products, generated disappointing earnings after missing a product cycle in the increasingly competitive contact lens industry. James River Coal was also a disappointment because of lagging earnings. We sold the Fund's positions in SFBC International and Cooper Companies during the reporting period.

WERE THERE ANY SIGNIFICANT PURCHASES DURING THE REPORTING PERIOD?

We added oil services company Hydril to the Fund to take advantage of energy prices that remained high. In the information technology sector, we added J2 Global Communications, a provider of Internet-based fax and communication services. We also established a Fund position in Witness Systems, a company whose software helps optimize business practices for customer-service call centers.

WHICH OTHER STOCKS DID THE FUND SELL DURING THE REPORTING PERIOD?

We eliminated the Fund's holdings in homebuilders M.D.C. Holdings and Hovnanian Enterprises when new home orders and sales softened. We sold the Fund's holdings in Westcorp and in Hughes Supply because of merger activity. Westcorp was acquired by Wachovia, and Hughes Supply was acquired by Home Depot.


The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Stocks of small companies may be subject to higher price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains.
1. See footnote on page 6 for more information on the Russell 2000(R) Growth Index.
2. See footnote on page 6 for more information on Lipper Inc.

                                                     www.mainstayfunds.com     9

DID THE FUND CHANGE ITS SECTOR WEIGHTINGS DURING THE REPORTING PERIOD?

During the six months ended April 30, 2006, we increased the Fund's weightings in information technology and industrials. Over the same period, the Fund decreased its weightings in consumer discretionary and financials.

As of April 30, 2006, the Fund held overweighted positions relative to the Russell 2000(R) Growth Index in the consumer discretionary, energy, and industrial sectors. On the same date, the Fund held underweighted positions in the consumer staples, financial, health care, information technology, and materials sectors. At the end of the period, the Fund had no holdings in telecommunication services or utilities.


The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 10   MainStay Small Cap Growth Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2006 UNAUDITED


                                                        SHARES          VALUE
COMMON STOCKS (96.7%)+
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.8%)
Argon ST, Inc. (a)(b)                                   34,800   $  1,156,404
Ceradyne, Inc. (a)(b)                                   56,650      3,002,450
DRS Technologies, Inc.                                  57,600      3,198,528
                                                                 ------------
                                                                    7,357,382
                                                                 ------------
BIOTECHNOLOGY (1.5%)
Alkermes, Inc. (a)(b)                                   38,900        835,183
CV Therapeutics, Inc. (a)(b)                            55,300      1,097,705
Myogen, Inc. (a)                                        33,900      1,120,734
Progenics Pharmaceuticals, Inc. (a)                     34,500        808,680
                                                                 ------------
                                                                    3,862,302
                                                                 ------------
BUILDING PRODUCTS (1.2%)
Builders FirstSource, Inc. (a)                          74,500      1,605,475
Simpson Manufacturing Co., Inc.                         35,700      1,427,643
                                                                 ------------
                                                                    3,033,118
                                                                 ------------
CAPITAL MARKETS (4.2%)
V  Affiliated Managers Group, Inc. (a)(b)               56,821      5,755,967
V  Jefferies Group, Inc. (b)                            77,300      5,136,585
                                                                 ------------
                                                                   10,892,552
                                                                 ------------
COMMERCIAL BANKS (2.4%)
Hanmi Financial Corp.                                   83,800      1,632,424
UCBH Holdings, Inc.                                    101,300      1,791,997
Wintrust Financial Corp.                                55,000      2,846,250
                                                                 ------------
                                                                    6,270,671
                                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (2.4%)
CRA International, Inc. (a)                             55,000      2,681,800
Labor Ready, Inc. (a)                                   80,700      2,132,901
Mobile Mini, Inc. (a)                                   43,000      1,418,140
                                                                 ------------
                                                                    6,232,841
                                                                 ------------
COMMUNICATIONS EQUIPMENT (1.2%)
ARRIS Group, Inc. (a)                                  123,000      1,457,550
Avocent Corp. (a)                                       64,000      1,724,160
                                                                 ------------
                                                                    3,181,710
                                                                 ------------
CONSTRUCTION MATERIALS (0.8%)
Eagle Materials, Inc.                                   33,100      2,192,875
                                                                 ------------
ELECTRICAL EQUIPMENT (1.6%)
Genlyte Group, Inc. (a)                                 60,000      4,134,600
                                                                 ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (3.4%)
FLIR Systems, Inc. (a)(b)                               78,000      1,907,100
Global Imaging Systems, Inc. (a)(b)                     69,500      2,595,825


                                                        SHARES          VALUE
ELECTRONIC EQUIPMENT & INSTRUMENTS (CONTINUED)
Trimble Navigation, Ltd. (a)                            92,300   $  4,373,174
                                                                 ------------
                                                                    8,876,099
                                                                 ------------
ENERGY EQUIPMENT & SERVICES (11.1%)
Atwood Oceanics, Inc. (a)                               87,500      4,668,125
Bronco Drilling Co., Inc. (a)                           84,500      2,282,345
Dresser-Rand Group, Inc. (a)                           106,600      2,661,802
Grey Wolf, Inc. (a)(b)                                 251,200      1,959,360
V  Helix Energy Solutions Group, Inc. (a)(b)           124,500      4,833,090
Hercules Offshore, Inc. (a)                             81,800      3,344,802
Hydril Co. (a)                                          33,600      2,693,376
V  TETRA Technologies, Inc. (a)                        129,450      6,368,940
                                                                 ------------
                                                                   28,811,840
                                                                 ------------
HEALTH CARE EQUIPMENT & SUPPLIES (5.5%)
ArthroCare Corp. (a)(b)                                 66,800      3,028,044
Dade Behring Holdings, Inc.                             94,100      3,669,900
Gen-Probe, Inc. (a)                                     32,500      1,737,775
Immucor, Inc. (a)                                       84,500      2,454,725
Integra LifeSciences Holdings Corp. (a)(b)              57,000      2,391,720
SurModics, Inc. (a)(b)                                  28,000        995,680
                                                                 ------------
                                                                   14,277,844
                                                                 ------------
HEALTH CARE PROVIDERS & SERVICES (5.8%)
Healthways, Inc. (a)(b)                                 78,600      3,856,116
Matria Healthcare, Inc. (a)(b)                          50,800      1,559,052
V  Sierra Health Services, Inc. (a)                    138,400      5,426,664
Symbion, Inc. (a)                                       45,800      1,053,858
Ventiv Health, Inc. (a)(b)                              59,000      1,772,360
WellCare Health Plans, Inc. (a)                         32,900      1,377,852
                                                                 ------------
                                                                   15,045,902
                                                                 ------------
HOTELS, RESTAURANTS & LEISURE (1.7%)
Penn National Gaming, Inc. (a)                         107,000      4,357,040
                                                                 ------------

HOUSEHOLD DURABLES (4.8%)
Beazer Homes USA, Inc. (b)                              37,600      2,166,888
Jarden Corp. (a)(b)                                    120,250      4,088,500
Meritage Homes Corp. (a)                                34,600      2,269,068
Ryland Group, Inc.                                      32,100      2,025,831
WCI Communities, Inc. (a)(b)                            71,900      1,842,797
                                                                 ------------
                                                                   12,393,084
                                                                 ------------
INTERNET & CATALOG RETAIL (1.7%)
Coldwater Creek, Inc. (a)                              156,412      4,373,280
                                                                 ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    11


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES (2.1%)
Digitas, Inc. (a)                                      255,800   $  3,609,338
j2 Global Communications, Inc. (a)(b)                   39,200      1,924,328
                                                                 ------------
                                                                    5,533,666
                                                                 ------------
LIFE SCIENCES TOOLS & SERVICES (1.2%)
Nektar Therapeutics (a)(b)                             104,800      2,254,248
PRA International (a)                                   32,000        744,320
                                                                 ------------
                                                                    2,998,568
                                                                 ------------
MACHINERY (8.5%)
A.S.V., Inc. (a)(b)                                    108,500      2,712,500
Actuant Corp. Class A                                   56,300      3,600,385
American Railcar Industries, Inc.                        8,500        303,450
CLARCOR, Inc.                                           80,300      2,810,500
RBC Bearings, Inc. (a)                                  70,000      1,658,300
V  Terex Corp. (a)                                      71,900      6,222,945
V  Wabtec Corp.                                        132,100      4,825,613
                                                                 ------------
                                                                   22,133,693
                                                                 ------------
MARINE (1.8%)
Kirby Corp. (a)(b)                                      63,500      4,679,950
                                                                 ------------
OIL, GAS & CONSUMABLE FUELS (8.0%)
Arch Coal, Inc. (b)                                     37,500      3,562,125
Foundation Coal Holdings, Inc.                          66,600      3,376,620
Giant Industries, Inc. (a)                              33,400      2,400,792
Holly Corp.                                             30,000      2,315,100
James River Coal Co. (a)(b)                             76,600      2,692,490
Massey Energy Co.                                       67,300      2,601,145
Remington Oil & Gas Corp. (a)                           60,500      2,638,405
World Fuel Services Corp.                               33,100      1,325,324
                                                                 ------------
                                                                   20,912,001
                                                                 ------------
PERSONAL PRODUCTS (1.3%)
Chattem, Inc. (a)(b)                                    92,200      3,321,966
                                                                 ------------
PHARMACEUTICALS (0.4%)
Adolor Corp. (a)                                        46,300      1,088,976
                                                                 ------------
ROAD & RAIL (2.2%)
Knight Transportation, Inc. (b)                        108,950      2,127,793
Old Dominion Freight Line, Inc. (a)                    115,300      3,712,660
                                                                 ------------
                                                                    5,840,453
                                                                 ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.5%)
Cymer, Inc. (a)(b)                                      39,100      2,021,079
Diodes, Inc. (a)                                        88,550      3,607,527


                                                        SHARES          VALUE
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONTINUED)
Micrel, Inc. (a)                                        44,000   $    564,960
Microsemi Corp. (a)                                     63,800      1,743,016
Silicon Laboratories, Inc. (a)                          26,000      1,211,860
Tessera Technologies, Inc. (a)(b)                       84,000      2,693,880
                                                                 ------------
                                                                   11,842,322
                                                                 ------------
SOFTWARE (4.1%)
Epicor Software Corp. (a)                              154,800      1,877,724
FactSet Research Systems, Inc.                          69,500      3,067,730
Hyperion Solutions Corp. (a)                            27,900        854,298
MICROS Systems, Inc. (a)                                58,600      2,449,480
Witness Systems, Inc. (a)(b)                           107,400      2,507,790
                                                                 ------------
                                                                   10,757,022
                                                                 ------------
SPECIALTY RETAIL (8.4%)
A.C. Moore Arts & Crafts, Inc. (a)(b)                   73,100      1,363,315
V  Children's Place Retail Stores, Inc. (The)
  (a)(b)                                                78,800      4,868,264
GameStop Corp. Class A (a)(b)                           43,209      2,039,465
Guitar Center, Inc. (a)                                 76,300      4,101,888
Hibbett Sporting Goods, Inc. (a)                       111,925      3,392,447
V  Jos. A. Bank Clothiers, Inc. (a)(b)                 114,074      4,791,108
PETCO Animal Supplies, Inc. (a)                         54,900      1,202,310
                                                                 ------------
                                                                   21,758,797
                                                                 ------------
TRADING COMPANIES & DISTRIBUTORS (2.1%)
V  MSC Industrial Direct Co., Inc. Class A             107,800      5,590,508
                                                                 ------------
Total Common Stocks
  (Cost $168,575,594)                                             251,751,062
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT

SHORT-TERM INVESTMENTS (20.4%)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (8.4%)
Banco Santander Central Hispano S.A.
  4.722%, due 5/8/06 (c)                            $2,131,063      2,131,063
Charta LLC
  4.919%, due 5/30/06 (c)                            1,065,531      1,065,531
CIESCO, Inc.
  4.798%, due 5/19/06 (c)                            1,261,731      1,261,731
Den Danske Bank
  4.773%, due 5/5/06 (c)                             1,790,093      1,790,093
Fairway Finance Corp.
  4.891%, due 5/22/06 (c)                            1,278,638      1,278,638
General Electric Capital Corp.
  5.001%, due 6/26/06 (c)                            1,403,149      1,403,149
Grampian Funding LLC
  4.785%, due 5/3/06 (c)                             1,065,531      1,065,531
Greyhawk Funding
  4.878%, due 5/18/06 (c)                            1,270,582      1,270,582

 12   MainStay Small Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
Jupiter Securitization Corp.
  4.834%, due 5/3/06 (c)                            $  552,361   $    552,361
Lexington Parker Capital Co.
  4.914%, due 5/16/06 (c)                              846,334        846,334
Liberty Street Funding Co.
  4.87%, due 5/18/06 (c)                               843,812        843,812
Merrill Lynch & Co., Inc.
  4.75%, due 5/1/06                                  1,500,000      1,500,000
Rabobank USA Finance Corp.
  4.81%, due 5/1/06                                  6,790,000      6,790,000
                                                                 ------------
Total Commercial Paper
  (Cost $21,798,825)                                               21,798,825
                                                                 ------------

                                                        SHARES
INVESTMENT COMPANY (0.6%)
BGI Institutional Money Market Fund (c)              1,608,725      1,608,725
                                                                 ------------
Total Investment Company
  (Cost $1,608,725)                                                 1,608,725
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
REPURCHASE AGREEMENT (0.2%)
Morgan Stanley & Co. 4.98%, dated 4/28/06 due
  5/1/06
  Proceeds at Maturity $667,053 (Collateralized by
  various bonds with a Principal Amount of
  $691,696 and Market Value of $686,489) (c)        $  666,777        666,777
                                                                 ------------
Total Repurchase Agreement
  (Cost $666,777)                                                     666,777
                                                                 ------------
TIME DEPOSITS (11.2%)
Abbey National PLC
  4.78%, due 5/9/06 (c)                              2,131,063      2,131,063
ABN Amro Bank N.V.
  4.84%, due 5/19/06 (c)                             2,131,063      2,131,063
Banco Bilbao Vizcaya Argentaria S.A.
  4.905%, due 5/24/06 (c)                            1,704,850      1,704,850
Bank of America
  4.77%, due 5/26/06 (c)(d)                          2,131,063      2,131,063
Bank of Montreal
  4.78%, due 5/8/06 (c)                              2,131,063      2,131,063
Bank of Nova Scotia
  4.78%, due 5/10/06 (c)                             1,640,918      1,640,918
Barclays
  4.95%, due 6/20/06 (c)                             1,704,850      1,704,850
BNP Paribas
  4.80%, due 5/12/06 (c)                             2,131,063      2,131,063
Calyon
  4.955%, due 6/19/06 (c)                            2,131,063      2,131,063
Credit Suisse First Boston Corp.
  4.91%, due 6/5/06 (c)                              2,131,063      2,131,063
Fortis Bank
  4.77%, due 5/9/06 (c)                              2,131,063      2,131,063

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
TIME DEPOSITS (CONTINUED)
Nordea Bank Finland PLC
  5.00%, due 6/27/06 (c)                            $2,131,063   $  2,131,063
Societe Generale
  4.73%, due 5/9/06 (c)                              2,131,063      2,131,063
UBS AG
  4.77%, due 5/4/06 (c)                              2,770,382      2,770,382
                                                                 ------------
Total Time Deposits
  (Cost $29,131,630)                                               29,131,630
                                                                 ------------
Total Short-Term Investments
  (Cost $53,205,957)                                               53,205,957
                                                                 ------------
Total Investments
  (Cost $221,781,551) (e)                                117.1%   304,957,019(f)
Liabilities in Excess of
  Cash and Other Assets                                  (17.1)   (44,612,045)
                                                    ----------   ------------
Net Assets                                               100.0%  $260,344,974
                                                    ==========   ============

(a)  Non-income producing security.
(b)  Represents security, or a portion thereof, which is out on loan.
(c) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)  Floating rate. Rate shown is the rate in effect at April 30, 2006.
(e)  The cost for federal income tax purposes is $221,873,523.
(f) At April 30, 2006 net unrealized appreciation was $83,083,496, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $85,455,898 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $2,372,402.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2006 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $221,781,551) including
  $43,525,306 market value of securities
  loaned                                       $ 304,957,019
Cash                                                   4,526
Receivables:
  Investment securities sold                       2,579,702
  Fund shares sold                                   189,240
  Dividends and interest                              32,703
Other assets                                          24,929
                                               -------------
    Total assets                                 307,788,119
                                               -------------

LIABILITIES:
Securities lending collateral                     44,915,957
Payables:
  Investment securities purchased                  1,360,651
  Fund shares redeemed                               464,281
  Transfer agent                                     274,682
  Manager                                            168,013
  NYLIFE Distributors                                141,130
  Professional                                        41,730
  Trustees                                             4,992
  Custodian                                            3,592
Accrued expenses                                      68,117
                                               -------------
    Total liabilities                             47,443,145
                                               -------------
Net assets                                     $ 260,344,974
                                               =============

COMPOSITION OF NET ASSETS:
Share of beneficial interest outstanding (par
  value of $.01 per share) unlimited number
  of shares authorized:
  Class A                                      $      67,873
  Class B                                             80,950
  Class C                                              4,678
Additional paid-in capital                       322,297,219
Accumulated net investment loss                   (1,925,890)
Accumulated net realized loss on investments    (143,355,324)
Net unrealized appreciation on investments        83,175,468
                                               -------------
Net assets                                     $ 260,344,974
                                               =============
CLASS A
Net assets applicable to outstanding shares    $ 119,023,336
                                               =============
Shares of beneficial interest outstanding          6,787,285
                                               =============
Net asset value per share outstanding          $       17.54
Maximum sales charge (5.50% of offering
  price)                                                1.02
                                               -------------
Maximum offering price per share outstanding   $       18.56
                                               =============
CLASS B
Net assets applicable to outstanding shares    $ 133,601,212
                                               =============
Shares of beneficial interest outstanding          8,095,006
                                               =============
Net asset value and offering price per share
  outstanding                                  $       16.50
                                               =============
CLASS C
Net assets applicable to outstanding shares    $   7,720,426
                                               =============
Shares of beneficial interest outstanding            467,764
                                               =============
Net asset value and offering price per share
  outstanding                                  $       16.50
                                               =============

 14   MainStay Small Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2006 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends                                      $   324,731
  Interest                                            77,624
  Income from securities loaned--net                  76,159
                                                 ------------
    Total income                                     478,514
                                                 ------------
EXPENSES:
  Manager                                          1,243,975
  Transfer agent                                     587,888
  Distribution--Class B                              531,823
  Distribution--Class C                               27,593
  Distribution/Service--Class A                      124,519
  Service--Class B                                   177,274
  Service--Class C                                     9,198
  Professional                                        70,876
  Registration                                        37,703
  Shareholder communication                           31,760
  Recordkeeping                                       25,664
  Trustees                                             8,696
  Custodian                                            8,360
  Miscellaneous                                       10,618
                                                 ------------
    Total expenses before waiver/reimbursement     2,895,947
  Expense waiver/reimbursement from Manager         (460,292)
  Reimbursement from Manager for audit and
    legal costs (See Note 3(B) on page 21.)          (31,251)
                                                 ------------
    Net expenses                                   2,404,404
                                                 ------------
Net investment loss                               (1,925,890)
                                                 ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                   8,207,503
Net increase from payments from Manager for
  losses attributable to shareholder trading
  arrangements (See Note 3(B) on page 21.)            38,000
Net change in unrealized appreciation on
  investments                                     32,953,844
                                                 ------------
Net realized and unrealized gain on investments   41,199,347
                                                 ------------
Net increase in net assets resulting from
  operations                                     $39,273,457
                                                 ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    15

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2006 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2005

                                             2006           2005
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment loss                 $ (1,925,890)  $ (3,979,978)
 Net realized gain on investments       8,207,503     28,174,588
 Net increase from payments from
  Manager for losses attributable
  to shareholder trading
  arrangements (See Note 3(B) on
  page 21.)                                38,000             --
 Net change in unrealized
  appreciation on investments          32,953,844     (1,279,874)
                                     ---------------------------
 Net increase in net assets
  resulting from operations            39,273,457     22,914,736
                                     ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                             47,692,583     14,733,413
   Class B                              5,995,117     14,988,007
   Class C                                815,724        979,051
                                     ---------------------------
                                       54,503,424     30,700,471
 Cost of shares redeemed:
   Class A                            (13,319,508)   (23,310,406)
   Class B                            (54,224,330)   (43,395,956)
   Class C                             (1,485,211)    (1,801,933)
                                     ---------------------------
                                      (69,029,049)   (68,508,295)
   Decrease in net assets derived
    from capital share transactions   (14,525,625)   (37,807,824)
                                     ---------------------------
   Net increase (decrease) in net
    assets                             24,747,832    (14,893,088)

NET ASSETS:
Beginning of period                   235,597,142    250,490,230
                                     ---------------------------
End of period                        $260,344,974   $235,597,142
                                     ===========================
Accumulated net investment loss at
 end of period                       $ (1,925,890)  $         --
                                     ===========================

 16   MainStay Small Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                    www.mainstayfunds.com     17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                              CLASS A
                                            ---------------------------------------------------------------------------
                                                                                            JANUARY 1,
                                            SIX MONTHS                                         2003*
                                              ENDED                    YEAR ENDED             THROUGH        YEAR ENDED
                                            APRIL 30,                 OCTOBER 31,           OCTOBER 31,      DECEMBER 31,
                                              2006**               2005         2004           2003           2002
Net asset value at beginning of period       $ 14.94              $ 13.63      $ 13.46        $  9.88        $ 13.90
                                            ----------            -------      -------      -----------      -------
Net investment loss (a)                        (0.09)               (0.15)       (0.22)         (0.18)         (0.22)
Net realized and unrealized gain (loss) on
  investments                                   2.69                 1.46         0.39           3.76          (3.80)
                                            ----------            -------      -------      -----------      -------
Total from investment operations                2.60                 1.31         0.17           3.58          (4.02)
                                            ----------            -------      -------      -----------      -------
Less distributions:
  From net realized gain on investments           --                   --           --             --             --
                                            ----------            -------      -------      -----------      -------
Net asset value at end of period             $ 17.54              $ 14.94      $ 13.63        $ 13.46        $  9.88
                                            ==========            =======      =======      ===========      =======
Total investment return (b)                    17.40%(c)(e)(f)       9.61%        1.26%         36.23%(c)     (28.92%)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment loss                        (1.11%)(d)+          (1.03%)      (1.63%)        (1.93%)+       (1.86%)
    Net expenses                                1.48%+               1.65%        1.91%          2.12%+         2.07%
    Expenses (before waiver/reimbursement)      1.88%+               1.94%        1.95%          2.12%+         2.07%
Portfolio turnover rate                           15%                  57%          75%            69%           132%
Net assets at end of period (in 000's)       $119,023             $68,981      $70,616        $71,451        $44,037

                                                  CLASS A
                                            --------------------

                                               YEAR ENDED
                                              DECEMBER 31,
                                             2001         2000
Net asset value at beginning of period      $ 17.11      $ 21.82
                                            -------      -------
Net investment loss (a)                       (0.22)       (0.26)
Net realized and unrealized gain (loss) on
  investments                                 (2.99)       (4.17)
                                            -------      -------
Total from investment operations              (3.21)       (4.43)
                                            -------      -------
Less distributions:
  From net realized gain on investments          --        (0.28)
                                            -------      -------
Net asset value at end of period            $ 13.90      $ 17.11
                                            =======      =======
Total investment return (b)                  (18.76%)     (20.24%)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment loss                       (1.56%)      (1.20%)
    Net expenses                               1.90%        1.70%
    Expenses (before waiver/reimbursement)     1.90%        1.70%
Portfolio turnover rate                         111%         122%
Net assets at end of period (in 000's)      $61,197      $99,415

                                                                      CLASS C
                                            ------------------------------------------------------------
                                                                                          JANUARY 1,
                                            SIX MONTHS                                       2003*
                                              ENDED                   YEAR ENDED            THROUGH
                                            APRIL 30,                OCTOBER 31,          OCTOBER 31,
                                              2006**               2005        2004          2003
Net asset value at beginning of period        $14.11              $12.97      $12.90        $ 9.54
                                            ----------            ------      ------      -----------
Net investment loss (a)                        (0.14)              (0.25)      (0.31)        (0.24)
Net realized and unrealized gain (loss) on
  investments                                   2.53                1.39        0.38          3.60
                                            ----------            ------      ------      -----------
Total from investment operations                2.39                1.14        0.07          3.36
                                            ----------            ------      ------      -----------
Less distributions:
  From net realized gain on investments           --                  --          --            --
                                            ----------            ------      ------      -----------
Net asset value at end of period              $16.50              $14.11      $12.97        $12.90
                                            ==========            ======      ======      ===========
Total investment return (b)                    16.94%(c)(e)(f)      8.79%       0.54%        35.22%(c)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment loss                        (1.85%)(d)+         (1.78%)     (2.38%)       (2.68%)+
    Net expenses                                2.23%+              2.40%       2.66%         2.87% +
    Expenses (before waiver/reimbursement)      2.63%+              2.69%       2.70%         2.87% +
Portfolio turnover rate                           15%                 57%         75%           69%
Net assets at end of period (in 000's)        $7,720              $7,236      $7,396        $7,734

                                                       CLASS C
                                            ------------------------------

                                                      YEAR ENDED
                                                     DECEMBER 31,
                                             2002        2001        2000
Net asset value at beginning of period      $13.51      $16.75      $21.55
                                            ------      ------      ------
Net investment loss (a)                      (0.30)      (0.32)      (0.42)
Net realized and unrealized gain (loss) on
  investments                                (3.67)      (2.92)      (4.10)
                                            ------      ------      ------
Total from investment operations             (3.97)      (3.24)      (4.52)
                                            ------      ------      ------
Less distributions:
  From net realized gain on investments         --          --       (0.28)
                                            ------      ------      ------
Net asset value at end of period            $ 9.54      $13.51      $16.75
                                            ======      ======      ======
Total investment return (b)                 (29.39%)    (19.34%)    (20.91%)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment loss                      (2.61%)     (2.31%)     (1.95%)
    Net expenses                              2.82%       2.65%       2.45%
    Expenses (before waiver/reimbursement)    2.82%       2.65%       2.45%
Portfolio turnover rate                        132%        111%        122%
Net assets at end of period (in 000's)      $5,248      $6,628      $9,843

*    The Fund changed its fiscal year end from December 31 to October 31.
**   Unaudited
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges.
(c)  Total return is not annualized.
(d)  The difference between the net investment income ratio by class does not equal the difference between the net expense ratio by class due to the timing of purchases and redemptions of Fund shares in relation to the recognition of income of the Fund.
(e)  Includes nonrecurring reimbursements from Manager for audit and legal costs. There was no effect on total return. (See Note 3(B) on page 21.)
(f)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager reimbursement of such losses were less than 0.01%. (See Note
     3(B) on page 21.)

 18   MainStay Small Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                  CLASS B
-----------------------------------------------------------------------------------------------------------
                                                      JANUARY 1,
    SIX MONTHS                                           2003*
      ENDED                     YEAR ENDED              THROUGH
    APRIL 30,                  OCTOBER 31,            OCTOBER 31,            YEAR ENDED DECEMBER 31,
      2006**                2005          2004           2003            2002          2001          2000
     $ 14.11              $  12.97      $  12.90       $   9.54        $  13.51      $  16.75      $  21.55
    ----------            --------      --------      -----------      --------      --------      --------
       (0.14)                (0.25)        (0.31)         (0.24)          (0.30)        (0.32)        (0.42)
        2.53                  1.39          0.38           3.60           (3.67)        (2.92)        (4.10)
    ----------            --------      --------      -----------      --------      --------      --------
        2.39                  1.14          0.07           3.36           (3.97)        (3.24)        (4.52)
    ----------            --------      --------      -----------      --------      --------      --------
          --                    --            --             --              --            --         (0.28)
    ----------            --------      --------      -----------      --------      --------      --------
     $ 16.50                 14.11         12.97          12.90        $   9.54      $  13.51      $  16.75
    ==========            ========      ========      ===========      ========      ========      ========
       16.94%(c)(e)(f)        8.79%         0.54%         35.22%(c)      (29.39%)      (19.34%)      (20.91%)
       (1.84%)(d)+           (1.78%)       (2.38%)        (2.68%)+        (2.61%)       (2.31%)       (1.95%)
        2.23%+                2.40%         2.66%          2.87%+          2.82%         2.65%         2.45%
        2.63%+                2.69%         2.70%          2.87%+          2.82%         2.65%         2.45%
          15%                   57%           75%            69%            132%          111%          122%
     $133,601             $159,380      $172,478       $178,730        $131,404      $196,859      $260,999

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    19

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises nineteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Small Cap Growth Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long term-capital appreciation by investing primarily in securities of small-cap companies.

Small-capitalization companies may be more volatile in price and have significantly lower trading volumes than companies with larger capitalizations. They may be more vulnerable to adverse business or market developments than larger-capitalization companies.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed in good faith by Board of Trustees to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's principal market is temporarily closed at a time when under normal conditions it would be open. At April 30, 2006 the Fund did not hold securities that were valued in such manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the

 20   MainStay Small Cap Growth Fund
respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (see Note 5 on page 23.)

(H) INDEMNIFICATIONS. In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and indirect wholly-owned subsidiary of New York Life, acts as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual percentage of the Fund's average daily net assets as follows: 1.00% on assets up to $1.0 billion and 0.95% on assets in excess of $1.0 billion. NYLIM has voluntarily agreed to waive its management fee by 0.15% to 0.85% on assets up to $1.0 billion, and 0.80% on assets in excess of $1.0 billion. The Manager has entered into a written expense limitation agreement, under which the Manager has agreed to reimburse the expenses of the Fund so that the total ordinary operating expenses (total annual fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed, on an annualized basis, 1.48% of the average daily net assets of the Class A shares. An equivalent reimbursement, in an equal amount of basis points, will be applied to the other share classes. The Manager, within three years of incurring such expenses, may recoup the amount of any management fee waiver or expense reimbursement from the Fund pursuant to this agreement if such recoupment does not cause the Fund to exceed existing expense limitations. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. For the six months ended April 30, 2006, the manager earned fees from the Fund in the amount of $1,243,975 and waived its fees and/or reimbursed expenses in the amount of $460,292.

As of April 30, 2006 the amounts of waived or reimbursed fees that are subject to possible recoupment by the Manager and the related expiration dates are as follows:

                                             OCTOBER 31,
                                           2008       2009      TOTAL
                                         $174,275   $273,687   $447,962
-----------------------------------------------------------------------

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and the Subadvisor, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.50% of the average daily net assets of the Fund. To the extent the manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

(B) PAYMENTS FROM AFFILIATES. NYLIM reimbursed or paid all expenses relating to the Board of Trustees' review of fund trading as described in the footnote relating to "Other Matters." (See page 23.)

                                                    www.mainstayfunds.com     21

The total costs associated were approximately $821,000 and included payments to certain third party service providers. The amount that was reimbursed to the Small Cap Growth Fund is $31,251.

Additional payments were made by affiliates relating to the Trustees review of certain shareholder trading matters. Further discussion regarding these payments by affiliates can be found below in the footnote relating to "Other Matters."

The reimbursement amount as well as the additional payment made by NYLIM are disclosed in the Statement of Operations as expenses reimbursed and net increase from payments for losses attributable to shareholder trading arrangements. This reimbursement and payment impacted the expenses and/or net investment income ratios as well as the total return calculations included in the financial highlights and in the performance tables and expense charts in this report.

(C) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund. The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(D) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $23,140 for the six months ended April 30, 2006. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $529, $95,043 and $976, respectively, for the six months ended April 30, 2006.

(E) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund for the six months ended April 30, 2006, amounted to $587,888.

(F) NON-INTERESTED TRUSTEES FEES. Non-Interested Trustees are paid an annual retainer fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual retainer fee of $20,000. The Audit and Compliance Committee Chairman receives an additional $2,000 for each meeting of the Audit and Compliance Committee attended and the Chairpersons of the Brokerage and Expense Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the respective Committee meetings attended. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/ Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus, the Fund only pays a portion of the fees identified above.

(G) OTHER. Pursuant to the Management Agreement, fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $3,350 for the six months ended April 30, 2006.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $25,664 for the six months ended April 30, 2006.

NOTE 4--FEDERAL INCOME TAX:

At October 31, 2005, for federal income tax purposes, capital loss carryforwards of $151,508,855 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is

 22   MainStay Small Cap Growth Fund
probable that the capital gains so offset will not be distributed to shareholders.

           CAPITAL LOSS             AMOUNTS
        AVAILABLE THROUGH           (000'S)
               2009                 $108,332
               2010                   40,252
               2011                    2,925
       -------------------------------------------
                                    $151,509
       -------------------------------------------

The Fund utilized $27,664,156 capital loss carryforwards during the year ended October 31, 2005.
NOTE 5--FUND SECURITIES LOANED:
As of April 30, 2006, the Fund had securities on loan with an aggregate market value of $43,525,306. The Fund received $44,915,957 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Securities purchased with collateral received are valued at amortized cost.

NOTE 6--CUSTODIAN:

Investors Bank & Trust Company is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The Funds pay a commitment fee, at an annual rate of .070% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the six months ended April 30, 2006.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended April 30, 2006, purchases and sales of securities, other than short-term securities, were $36,258 and $62,636, respectively.

NOTE 9--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                               SIX MONTHS ENDED
                                                APRIL 30, 2006*
                                          CLASS A   CLASS B   CLASS C
Shares sold                                2,973       384       53
---------------------------------------------------------------------
Shares redeemed                             (803)   (3,583)     (98)
---------------------------------------------------------------------
Net increase (decrease)                    2,170    (3,199)     (45)
---------------------------------------------------------------------

                                                  YEAR ENDED
                                               OCTOBER 31, 2005
                                          CLASS A   CLASS B   CLASS C
Shares sold                                  990     1,061       70
---------------------------------------------------------------------
Shares redeemed                           (1,555)   (3,068)    (127)
---------------------------------------------------------------------
Net decrease                                (565)   (2,007)     (57)
---------------------------------------------------------------------

* Unaudited.

NOTE 10--OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises have cooperated fully and completed responding to these requests. As previously reported in response to those requests for information and, as noted in the notes to the year-end 2004 and 2005 financial statements of each fund of the Trust, NYLIM had been a party to arrangements with certain registered representatives of broker-dealers relating to the level of trading by clients of those registered representatives in shares of certain funds of the Trust. All such arrangements were terminated by the fourth quarter of 2003. NYLIM and the Trustees of the Trust have reviewed the possible dilutive effects that transactions under those arrangements and certain other levels of trading by fund shareholders over the period from 1999 to 2003 may have had on the funds. As a result of this review, in December 2005, NYLIM made payments totaling $5.882 million to nine MainStay funds. The amount paid to the MainStay Small Cap Growth Fund was $38,000. NYLIM has reimbursed or paid all expenses relating to the Board of Trustees' review of this matter, as well as substantially all of the costs associated with the other regulatory matters described in this note.

In a separate matter, the Securities and Exchange Commission has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that fund, as well as the related guarantee disclosure to fund shareholders. Discussions have been held with the Securities and Exchange Commission concerning a possible resolution of this matter. There can be no assurance of the outcome of these efforts.

NOTE 11--SUBSEQUENT EVENT:

Class I commenced operations on May 31, 2006.

                                                    www.mainstayfunds.com     23

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investment Management LLC ("NYLIM") uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-202-551-5850); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.
SPECIAL MEETING OF SHAREHOLDERS
Pursuant to notice, a special meeting and three adjournment meetings (pertaining only to certain Funds) of the shareholders of The MainStay Funds (the "Trust") were held on March 27, April 17, May 8, and June 8, 2006, respectively, at the Parsippany, New Jersey offices of New York Life Investment Management LLC. The purpose of the meetings was to present the following proposals for shareholder consideration:
1. To elect the following individuals to the Board of Trustees of the Trust;

  - Charlynn Goins
  - Edward J. Hogan
  - Alan R. Latshaw
  - Terry L. Lierman
  - John B. McGuckian
  - Donald E. Nickelson
  - Richard S. Trutanic
  - Gary E. Wendlandt (Interested Trustee)

There are no other Trustees of the Trust.

2. To grant the Trust the approval to enter into and materially amend agreements with Subadvisors on behalf of one or more of the Funds without obtaining shareholder approval; and

3. To approve the amendment of certain fundamental investment restrictions.

No other business came before the special meetings.

Each of the proposals listed above was passed by the shareholders of the Fund as shown below.

                                                  VOTES     VOTES
SMALL CAP GROWTH FUND               VOTES FOR    AGAINST   WITHHELD     TOTAL
PROPOSAL #1-ELECTION OF TRUSTEES
-------------------------------------------------------------------------------
a. Charlynn Goins                   7,560,281           0  658,568    8,218,849
-------------------------------------------------------------------------------
b. Edward J. Hogan                  7,558,567           0  660,282    8,218,849
-------------------------------------------------------------------------------
c. Alan R. Latshaw                  7,562,703           0  656,146    8,218,849
-------------------------------------------------------------------------------
d. Terry L. Lierman                 7,566,651           0  652,198    8,218,849
-------------------------------------------------------------------------------
e. John B. McGuckian                7,562,126           0  656,723    8,218,849
-------------------------------------------------------------------------------
f. Donald E. Nickelson              7,567,761           0  651,088    8,218,849
-------------------------------------------------------------------------------
g. Richard S. Trutanic              7,561,794           0  657,055    8,218,849
-------------------------------------------------------------------------------
h. Gary E Wendlandt                 7,561,818           0  657,031    8,218,849
-------------------------------------------------------------------------------
PROPOSAL #2-APPROVAL TO ENTER INTO AND MATERIALLY AMEND AGREEMENTS
-------------------------------------------------------------------------------
                                    5,670,056     174,953  592,171    6,437,180
-------------------------------------------------------------------------------
PROPOSAL #3-AMENDMENT TO CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS
-------------------------------------------------------------------------------
a. Borrowing                        5,710,500     135,952  590,727    6,437,179
-------------------------------------------------------------------------------
b. Senior Securities                5,717,102     129,073  591,002    6,437,177
-------------------------------------------------------------------------------
c. Underwriting Securities          5,722,684     121,224  593,269    6,437,177
-------------------------------------------------------------------------------
d. Real Estate                      5,722,245     125,235  589,697    6,437,177
-------------------------------------------------------------------------------
e. Commodities                      5,698,899     148,502  589,777    6,437,178
-------------------------------------------------------------------------------
f. Making Loans                     5,703,363     140,493  593,323    6,437,179
-------------------------------------------------------------------------------
g. Concentration of Investments     5,723,158     120,090  593,932    6,437,180
-------------------------------------------------------------------------------
h. Diversification                  5,731,564     115,008  590,608    6,437,180
-------------------------------------------------------------------------------

This resulted in approval of the proposals.

 24   MainStay Small Cap Growth Fund

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, as of July 1, 2006, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the Trustees then in office will call a shareholder meeting for the election of Trustees, or
(2) his or her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

        GARY E.           Indefinite; Chairman   Chairman and Manager, New York Life               62           Chairman and
        WENDLANDT         since 2002, Chief      Investment Management LLC (including                           Director,
        10/8/50           Executive Officer      predecessor advisory organizations) and                        MainStay VP
                          (2004 to June 2006),   New York Life Investment Management                            Series Fund,
                          and Trustee since      Holdings LLC; Chief Executive Officer,                         Inc.
                          2000                   New York Life Investment Management LLC
                                                 and New York Life Investment Management
                                                 Holdings LLC (2000 to June 2006); Senior
                                                 Executive Vice President for Investment
                                                 and Finance, New York Life Insurance
                                                 Company (since July 2006); Executive
                                                 Vice President, New York Life Insurance
                                                 Company (1999 to June 2006); Executive
                                                 Vice President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC,
                                                 Madison Capital Funding LLC, and NYLCAP
                                                 Manager LLC; Manager, MacKay Shields
                                                 LLC; Executive Vice President, New York
                                                 Life Insurance and Annuity Corporation;
                                                 Chairman, and Director, MainStay VP
                                                 Series Fund, Inc. (25 portfolios); Chief
                                                 Executive Officer, MainStay VP Series
                                                 Fund, Inc. (2002 to June 2006); Chief
                                                 Executive Officer, Eclipse Funds (3
                                                 Portfolios) and Eclipse Funds Inc. (15
                                                 Portfolios) (2005 to June 2006);
                                                 Executive Vice President and Chief
                                                 Investment Officer, MassMutual Life
                                                 Insurance Company (1993 to 1999).
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        CHARLYNN GOINS    Indefinite; Trustee    Retired. Chairperson of the Board, New            19           None
        9/15/42           since 2001             York City Health and Hospital
                                                 Corporation.
        -----------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Indefinite; Trustee    Rear Admiral U.S. Navy (Retired);                 19           None
        8/17/32           since 1996             Independent Management Consultant (1997
                                                 to 2002).
        -----------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Indefinite; Trustee    Chair, Maryland Democratic Party;                 19           None
        1/4/48            since 1991             Chairman, Smartpaper Networks
                                                 Corporation (communications); Partner,
                                                 Health Ventures LLC (2001 to 2005); Vice
                                                 Chair, Employee Health Programs (1990 to
                                                 2002); Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc.
                                                 (1984 to 2001).
        -----------------------------------------------------------------------------------------------------------------------
        JOHN B.           Indefinite; Trustee    Chairman, Ulster Television Plc; Pro              19           Non-Executive
        MCGUCKIAN         since 1997             Chancellor, Queen's University (1985 to                        Director,
        11/13/39                                 2001).                                                         Allied Irish
                                                                                                                Banks Plc;
                                                                                                                Chairman and
                                                                                                                Non-Executive
                                                                                                                Director, Irish
                                                                                                                Continental
                                                                                                                Group, Plc;
                                                                                                                Chairman, AIB
                                                                                                                Group (UK) Plc;
                                                                                                                Non-Executive
                                                                                                                Director,
                                                                                                                Unidare Plc.
        -----------------------------------------------------------------------------------------------------------------------

     * A Trustee is considered to be an interested person of the Trust within the meaning of the 1940 Act because of an affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past Five Years." All Trustees not considered to be interested persons of the Trust are referred to as "Non-Interested Trustees."

                                                    www.mainstayfunds.com     25

                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        DONALD E.         Indefinite; Trustee    Retired. Vice Chairman, Harbour Group             19           Director,
        NICKELSON         since 1994 and Lead    Industries, Inc. (leveraged buyout                             Adolor
        12/9/32           Non-Interested         firm); President, PaineWebber Group                            Corporation;
                          Trustee since 2000     (1988 to 1990).                                                Director, First
                                                                                                                Advantage
                                                                                                                Corporation.
        -----------------------------------------------------------------------------------------------------------------------

        RICHARD S.        Indefinite; Trustee    Chairman (1990 to present) and Chief              19           None
        TRUTANIC          since 1994             Executive Officer (1990 to 1999),
        2/13/52                                  Somerset Group (financial advisory
                                                 firm); Managing Director and Advisor,
                                                 The Carlyle Group (private investment
                                                 firm) (2002 to 2004); Senior Managing
                                                 Director, Groupe Arnault (private
                                                 investment firm) (1999 to 2002).
        -----------------------------------------------------------------------------------------------------------------------

        ALAN R. LATSHAW   Indefinite; Trustee    Retired. Partner, Ernst & Young LLP               19           State Farm
        3/27/51           and Audit Committee    (2002 to 2003); Partner, Arthur Andersen                       Associates
                          Financial Expert       LLP (1976 to 2002).                                            Funds Trusts (4
                          since 2006                                                                            portfolios);
                                                                                                                State Farm
                                                                                                                Mutual Fund
                                                                                                                Trust (15
                                                                                                                portfolios);
                                                                                                                State Farm
                                                                                                                Variable
                                                                                                                Product Trust
                                                                                                                (8 portfolios);
                                                                                                                Utopia Funds (4
                                                                                                                portfolios).
        -----------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES**

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General Counsel, and Secretary,
        ANSELMI           since 2003             New York Life Investment Management LLC (including
        10/19/46                                 predecessor advisory organizations) and New York Life
                                                 Investment Management Holdings LLC; Senior Vice President,
                                                 New York Life Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC; Secretary, NYLIM Service
                                                 Company LLC, NYLCAP Manager LLC, and Madison Capital Funding
                                                 LLC; Chief Legal Officer, Eclipse Funds, Eclipse Funds Inc.,
                                                 MainStay VP Series Fund, Inc., and McMorgan Funds; Managing
                                                 Director and Senior Counsel, Lehman Brothers Inc. (1998 to
                                                 1999); General Counsel and Managing Director, JP Morgan
                                                 Investment Management Inc. (1986 to 1998).
        -----------------------------------------------------------------------------------------------------

        ARPHIELA          Treasurer and          Director and Manager of Fund Accounting and Administration,
        ARIZMENDI         Principal Financial    New York Life Investment Management LLC (since 2003);
        10/26/56          and Accounting         Treasurer and Principal Financial and Accounting Officer,
                          Officer since 2005     Eclipse Funds, Eclipse Funds Inc., and McMorgan Funds (since
                                                 December 2005), and MainStay VP Series Fund, Inc. (since
                                                 March 2006); Assistant Treasurer, NYLIFE Distributors LLC;
                                                 Assistant Treasurer, The MainStay Funds, Eclipse Funds,
                                                 Eclipse Funds Inc., MainStay VP Series Fund, Inc., and
                                                 McMorgan Funds (1992 to December 2005).
        -----------------------------------------------------------------------------------------------------

        CHRISTOPHER O.    President since 2005   Executive Vice President, New York Life Investment
        BLUNT                                    Management LLC and New York Life Investment Management
        5/13/62                                  Holdings LLC (since 2004); Manager and Executive Vice
                                                 President, NYLIM Product Distribution, NYLIFE Distributors
                                                 LLC (since January 2005); Chairman, NYLIM Service Company
                                                 LLC (since March 2005); Chairman and Class C Director, New
                                                 York Life Trust Company, FSB (since 2004); Chairman, New
                                                 York Life Trust Company (since February 2005); President,
                                                 Eclipse Funds and Eclipse Funds Inc. (since 2005);
                                                 President, MainStay VP Series Fund, Inc. (since July 2006);
                                                 Chairman and Chief Executive Officer, Giving Capital, Inc.
                                                 (2001 to 2004); Chief Marketing Officer--Americas, Merrill
                                                 Lynch Investment Managers (1999 to 2001); President, Mercury
                                                 Funds Distributors (1999 to 2001).
        -----------------------------------------------------------------------------------------------------

        SCOTT T.          Vice President--       Director, New York Life Investment Management LLC (including
        HARRINGTON        Administration since   predecessor advisory organizations); Executive Vice
        2/8/59            2005                   President, New York Life Trust Company, and New York Life
                                                 Trust Company, FSB (since January 2006); Vice President--
                                                 Administration, MainStay VP Series Fund, Inc., Eclipse
                                                 Funds, and Eclipse Funds Inc. (since June 2005).
        -----------------------------------------------------------------------------------------------------

 26   MainStay Small Cap Growth Fund

                          POSITION(S) HELD
                          WITH
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES**
        ALAN J.           Senior Vice President  Managing Director, Mutual Funds/Administration and Chief
        KIRSHENBAUM       since July 2006        Financial Officer of Retail Investments, New York Life
        6/25/71                                  Investment Management LLC (since July 2006); Senior Vice
                                                 President, Eclipse Funds, Eclipse Funds Inc., and MainStay
                                                 VP Series Fund, Inc. (since June 2006); Chief Financial
                                                 Officer, Bear Stearns Asset Management (1999 to May 2006).
        -----------------------------------------------------------------------------------------------------

        ALISON H.         Vice President--       Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           Compliance (2004 to    March 2006), and Managing Director and Chief Compliance
        12/16/65          June 2006); Senior     Officer (2003 to February 2006), New York Life Investment
                          Vice President and     Management LLC; Managing Director and Chief Compliance
                          Chief Compliance       Officer, New York Life Investment Management Holdings LLC
                          Officer since July     (2003 to present); Senior Managing Director, Compliance
                          2006                   (since March 2006) and Managing Director, Compliance (2003 to February 2006), NYLIFE Distributors LLC; Senior Vice
                                                 President and Chief Compliance Officer, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP Series Fund, Inc. (since
                                                 June 2006); Vice President--Compliance, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP Series Fund, Inc. (until
                                                 June 2006); Deputy Chief Compliance Officer, New York Life
                                                 Investment Management LLC (2002 to 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset Management (1999 to
                                                 2002).
        -----------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary since 2004   Managing Director and Associate General Counsel, New York
        MORRISON                                 Life Investment Management LLC (since 2004); Managing
        3/26/56                                  Director and Secretary, NYLIFE Distributors LLC; Secretary,
                                                 Eclipse Funds, Eclipse Funds Inc., and MainStay VP Series
                                                 Fund, Inc.; Chief Legal Officer--Mutual Funds and Vice
                                                 President and Corporate Counsel, The Prudential Insurance
                                                 Company of America (2000 to 2004).
        -----------------------------------------------------------------------------------------------------

        BRIAN A. MURDOCK  Chief Executive        Member of the Board of Managers and President (since 2004),
        3/14/56           Officer since July     and Chief Executive Officer (since July 2006), New York Life
                          2006                   Investment Management LLC and New York Life Investment
                                                 Management Holdings LLC; Senior Vice President, New York
                                                 Life Insurance Company (since 2004); Chairman of the Board and President, NYLIFE Distributors LLC (since 2004); Member of the Board of Managers, Madison Capital Funding LLC (since
                                                 2004); Member of the Board of Managers, NYLCAP Manager LLC
                                                 (since 2004); Chief Executive Officer, Eclipse Funds,
                                                 Eclipse Funds Inc. and MainStay VP Series Fund, Inc. (since
                                                 July 2006); Chief Operating Officer, Merrill Lynch
                                                 Investment Managers (2003 to 2004); Chief Investment
                                                 Officer, MLIM Europe and Asia (2001 to 2003); President of
                                                 Merrill Japan and Chairman of MLIM's Pacific Region (1999 to
                                                 2001).
        -----------------------------------------------------------------------------------------------------
        RICHARD W.        Vice President--Tax    Vice President, New York Life Insurance Company; Vice
        ZUCCARO           since 1991             President, New York Life Insurance and Annuity Corporation,
        12/12/49                                 New York Life Trust Company, FSB, NYLIFE Insurance Company
                                                 of Arizona, NYLIFE LLC, and NYLIFE Securities Inc.; Vice
                                                 President, Tax, NYLIFE Distributors LLC; Tax Vice President,
                                                 New York Life International, LLC, New York Life Trust
                                                 Company, and NYLIM Service Company LLC; Vice President--Tax,
                                                 Eclipse Funds and Eclipse Funds Inc. (since 1993), and
                                                 MainStay VP Series Fund, Inc. (since 1991).
        -----------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     27

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(2)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund(3)
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. Closed to new investors as of June 1, 2006.
4. An affiliate of New York Life Investment Management LLC.

                       Not part of the Semiannual Report

                       This page intentionally left blank

                       This page intentionally left blank

                       This page intentionally left blank

(NEW YORK LIFE LOGO)

------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C) 2006 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A08958         (RECYCLE LOGO)  MS229-06                       MSSG10-06/06

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    SMALL CAP VALUE FUND

                    Message from the President
                    and
                    Semiannual Report
                    Unaudited
                    April 30, 2006

MESSAGE FROM
THE PRESIDENT

Dear Shareholder,

The six months from November 1, 2005, through April 30, 2006, represented a generally positive period for the economy and for investors. Most U.S. stock indexes recorded strong returns for the six-month reporting period. According to Russell data, value stocks outperformed growth stocks among large-capitalization issues, while the reverse was true for mid-cap and small-cap stocks.

Strong demand kept prices for oil, metals, and several other commodities relatively high, which had a positive influence on energy and materials stocks and helped commodity-exporting emerging economies. Not all of the influence was positive, however. In the United States, rising fuel costs had a negative impact on airlines, automakers, and utilities.

According to preliminary estimates from the Bureau of Economic Analysis, real gross domestic product increased at an annual rate of 5.3% in the first quarter of 2006, up from 1.7% in the fourth quarter of 2005. Economic growth, elevated energy prices, and the potential for inflationary pressure moved the Federal Open Market Committee to raise the targeted federal funds rate four times during the reporting period, with a 25-basis-point increase on each occasion. (A basis point is one-hundredth of a percentage point.) At the end of April 2006, the federal funds target rate stood at 4.75%.

Rising interest rates affected different bonds in different ways, and for portions of the reporting period, the yield curve inverted with yields on two-, five-, and 10-year Treasurys exceeding those on 30-year Treasurys. By the end of April, however, the yield curve had regained a positive slope. Rising interest rates took a toll on bond prices, but many bond indexes recorded positive total returns for the six-month reporting period.

The yield differences (or spreads) between high-yield bonds and U.S. Treasurys were relatively narrow during the reporting period, which reduced the compensation investors received for taking on additional risk. Even so, default rates in the high-yield market remained near their historical lows. Convertible bonds were hurt by rising interest rates, but managed to capture a substantial percentage of the stock market's gain.

During the first-quarter of 2006, issuance in the leveraged-loan market was down relative to the same period a year ago, but noteworthy financings by Georgia Pacific and NRG provided abundant liquidity. As the pipeline for upcoming issues became less promising, spreads in the leveraged-loan market tended to contract. New-money issuance and refunding issuance also declined in the municipal bond market, but at the end of April 2006, insured municipal bonds yielded 88% of long Treasurys, making municipals one of the more attractive high-grade bond sectors.

At MainStay, we offer a wide variety of Funds that pursue their respective investment objectives by investing in appropriate segments of the market. Each Fund follows a disciplined investment approach that the portfolio manager seeks to consistently apply across various market environments. The investment objective, strategies, and process used by your Fund(s) are outlined in the prospectus.

It is our pleasure to announce that on May 17, 2006, Institutional Capital Corporation (ICAP), a premier value-equity institutional investment firm based in Chicago, signed a definitive agreement to join New York Life Investment Management. Subject to board and shareholder approval, ICAP's three mutual funds are expected to join the MainStay Fund family on or around August 31, 2006.

We are honored that you have chosen to invest with MainStay Funds. We hope that the breadth of our offerings, the quality of our service, and the performance of our Funds will encourage you to maintain a long-term perspective, regardless of how the markets may shift or your financial needs may evolve.

The semiannual report that follows gives you additional insight into the portfolio management decisions that affected the performance of your MainStay Fund investment during the six months ended April 30, 2006. Please read it carefully to gain broader perspective on the progress of your Fund.

Sincerely,


/s/ CHRISTOPHER O. BLUNT


Christopher O. Blunt
President


                       Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    SMALL CAP VALUE FUND

                    The MainStay Funds

                    Semiannual Report

                    Unaudited

                    April 30, 2006

TABLE OF CONTENTS

Semiannual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   9
--------------------------------------------------------------------------------

Portfolio of Investments                                                      10
--------------------------------------------------------------------------------

Financial Statements                                                          14
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 20
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                  24
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        24
--------------------------------------------------------------------------------

Special Meeting of Shareholders                                               24
--------------------------------------------------------------------------------

Trustees and Officers                                                         25

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE      SINCE
TOTAL RETURNS            MONTHS   YEAR    YEARS   INCEPTION
-----------------------------------------------------------
With sales charges        9.66%   13.65%  10.12%     9.70%
Excluding sales charges  16.04    20.26   11.37     10.48

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                               MAINSTAY SMALL CAP VALUE FUND         RUSSELL 2000 VALUE INDEX
                                                               -----------------------------         ------------------------
6/1/98                                                                      9450                              10000
                                                                            8325                               8778
                                                                           10030                               9163
                                                                           12149                              11385
                                                                           14755                              13939
                                                                           12099                              11313
                                                                           16756                              16115
                                                                           17308                              17695
4/30/06                                                                    20814                              23154

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE      SINCE
TOTAL RETURNS            MONTHS   YEAR    YEARS   INCEPTION
-----------------------------------------------------------
With sales charges       10.58%   14.41%  10.27%     9.67%
Excluding sales charges  15.58    19.41   10.54      9.67

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                               MAINSTAY SMALL CAP VALUE FUND         RUSSELL 2000 VALUE INDEX
                                                               -----------------------------         ------------------------
6/1/98                                                                     10000                              10000
                                                                            8760                               8778
                                                                           10474                               9163
                                                                           12582                              11385
                                                                           15167                              13939
                                                                           12350                              11313
                                                                           16971                              16115
                                                                           17394                              17695
4/30/06                                                                    20769                              23154

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE      SINCE
TOTAL RETURNS            MONTHS   YEAR    YEARS   INCEPTION
-----------------------------------------------------------
With sales charges       14.58%   18.41%  10.54%     9.67%
Excluding sales charges  15.58    19.41   10.54      9.67

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                               MAINSTAY SMALL CAP VALUE FUND         RUSSELL 2000 VALUE INDEX
                                                               -----------------------------         ------------------------
6/1/98                                                                     10000                              10000
                                                                            8760                               8778
                                                                           10474                               9163
                                                                           12582                              11385
                                                                           15167                              13939
                                                                           12350                              11313
                                                                           16959                              16115
                                                                           17392                              17695
4/30/06                                                                    20767                              23154

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and max-imum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. From inception (6/1/98) through 8/31/98, performance for Class C shares (first offered 9/1/98) includes the historical performance of Class B shares adjusted to reflect the applicable CDSC for Class C shares. From inception through 2/15/05, performance of Class I shares (first offered 2/16/05) includes the historical performance of Class A shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class I shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                       www.mainstayfunds.com   5

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE      SINCE
TOTAL RETURNS            MONTHS   YEAR    YEARS   INCEPTION
-----------------------------------------------------------
                         16.37%   21.05%  11.73%    10.81%

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                               MAINSTAY SMALL CAP VALUE FUND         RUSSELL 2000 VALUE INDEX
                                                               -----------------------------         ------------------------
6/1/98                                                                     10000                              10000
                                                                            8830                               8778
                                                                           10665                               9163
                                                                           12950                              11385
                                                                           15767                              13939
                                                                           12962                              11313
                                                                           17995                              16115
                                                                           18625                              17695
4/30/06                                                                    22546                              23154

                                                          SIX      ONE     FIVE      SINCE
BENCHMARK PERFORMANCE                                    MONTHS   YEAR    YEARS    INCEPTION
--------------------------------------------------------------------------------------------

Russell 2000(R) Value Index(1)                           17.52%   30.85%  15.25%     11.19%
Average Lipper small-cap value fund(2)                   16.30    28.02   14.60      10.81

1. The Russell 2000(R) Value Index is an unmanaged index that measures the performance of those Russell 2000(R) companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000(R) Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index which, in turn, is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. The Russell 2000(R) Value Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PREVIOUS PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 6 MainStay Small Cap Value Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY SMALL CAP VALUE FUND

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2005, to April 30, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2005, through April 30, 2006.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six months ended April 30, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            11/1/05           4/30/06           PERIOD(1)           4/30/06            PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,162.05           $ 7.99            $1,017.55            $ 7.45
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,158.00           $11.99            $1,013.80            $11.18
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,158.00           $11.99            $1,013.80            $11.18
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,164.70           $ 4.94            $1,020.40            $ 4.61
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.49% for Class A, 2.24% for Class B and Class C, and 0.92% for Class I) multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).

                                                       www.mainstayfunds.com   7

PORTFOLIO COMPOSITION AS OF APRIL 30, 2006

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                     93.7
Short-Term Investments (collateral from securities lending                        22.8
  is 17.0%)
Liabilities in Excess of Cash and Other Assets                                   (16.5)

See Portfolio of Investments on page 10 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Cost Plus, Inc.
 2.  Kadant, Inc.
 3.  Actel Corp.
 4.  GrafTech International, Ltd.
 5.  Journal Register Co.
 6.  Nexstar Broadcasting Group, Inc., Class A
 7.  American Axle & Manufacturing Holdings, Inc.
 8.  Premiere Global Services, Inc.
 9.  Omnova Solutions, Inc.
10.  Wausau Paper Corp.

 8 MainStay Small Cap Value Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Caroline Evascu, CFA, of MacKay Shields LLC

HOW DID MAINSTAY SMALL CAP VALUE FUND PERFORM RELATIVE TO ITS BENCHMARK AND ITS PEERS DURING THE SIX-MONTH REPORTING PERIOD?

Excluding all sales charges, MainStay Small Cap Value Fund returned 16.04% for Class A shares, 15.58% for Class B shares, and 15.58% for Class C shares for the six months ended April 30, 2006. Over the same period, the Fund's Class I shares returned 16.37%. All share classes underperformed the 17.52% return of the Russell 2000(R) Value Index,(1) the Fund's broad-based securities-market index, for the six-month period. Class I shares outperformed--but Class A, Class B, and Class C shares underperformed --the 16.30% return of the average Lipper(2) small-cap value fund for the six months ended April 30, 2006.

WHICH SECTORS WERE AMONG THE FUND'S STRONGEST PERFORMERS DURING THE REPORTING PERIOD AND WHICH SECTORS WERE THE WEAKEST?

The Fund's stock selection in the energy and consumer discretionary sectors made the strongest positive contributions to relative performance. An underweighted position in financials, which was one of the weakest-performing sectors in the Russell 2000(R) Value Index during the reporting period, also helped. The weakest-performing sectors in the Fund were information technology and telecommunications. The Fund also suffered from an underweighted position in materials, particularly steel, where value opportunities were scarce.

WHICH FUND HOLDINGS WERE STRONG PERFORMERS DURING THE REPORTING PERIOD?

The strongest contributors to the Fund's performance included chemical-transportation company Quality Distribution, which advanced on restructuring by new management and strong fundamentals in the chemicals industry; retailer Christopher & Banks, which saw strong gross margins; and graphite-electrode producer Graftech International, which saw earnings rise as demand for steel remained strong.

WHICH OF THE FUND'S STOCKS UNDERPERFORMED?

Major detractors from the Fund's performance included security-software company Safenet, which missed Wall Street estimates; newspaper company Journal Register, which fell on concerns about traditional media; and engineering and gas turbine equipment provider Global Power Equipment, which faced a contract-accounting review that delayed timely filing of SEC documents. We reduced the Fund's position in Global Power Equipment to reflect the increased risk.

WERE THERE ANY SIGNIFICANT EQUITY PURCHASES OR SALES DURING THE REPORTING
PERIOD?

The Fund initiated new positions in Conmed, a manufacturer of surgical instruments, and Spectrum Brands, a diversified manufacturer of batteries, personal grooming, pet, and lawn-and-garden products. Profit taking among energy holdings accounted for some significant sales. We eliminated the Fund's position in offshore driller Pride International and trimmed exposure to offshore construction company Global Industries and natural-gas-related company Hanover Compressor. We also eliminated TOO, a children's clothing retailer, after the stock reached our price target.

DID THE FUND'S WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

The Fund's sector weightings are primarily a result of our bottom-up security-selection process, which focuses on attractive valuations. Industry and security movements may also affect weightings. During the six-month reporting period, the Fund's exposure to the energy and information technology sectors declined as a result of profit taking. On the other hand, the Fund increased its exposure to consumer staples and financials. Among financials, the Fund initiated several new positions in real estate investment trusts (REITs).

At the end of April 2006, the Fund's only significantly overweighted sector position relative to the Russell 2000(R) Value Index was in consumer discretionary, where our stock selection benefited the Fund's absolute and relative performance. At the same time, the Fund's most underweighted sector positions relative to the Index were in financials, materials, and industrials. The Fund was modestly underweighted in health care. During the reporting period, value opportunities were difficult to find in the materials and industrials sectors, and underweighted positions in these sectors detracted from the Fund's performance.


Stocks of small companies may be subject to higher price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies. The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or that they may even go down in value.
1. See footnote on page 6 for more information on the Russell 2000(R) Value
   Index.
2. See footnote on page 6 for more information on Lipper Inc.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                       www.mainstayfunds.com   9

PORTFOLIO OF INVESTMENTS APRIL 30, 2006 UNAUDITED


                                                        SHARES          VALUE
COMMON STOCKS (93.7%)+
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.0%)
Hawk Corp. Class A (a)                                  47,000   $    704,530
Herley Industries, Inc. (a)(b)                         109,400      2,317,092
                                                                 ------------
                                                                    3,021,622
                                                                 ------------
AUTO COMPONENTS (1.8%)
V  American Axle & Manufacturing Holdings, Inc.
  (b)                                                  151,200      2,662,632
                                                                 ------------
BIOTECHNOLOGY (0.7%)
Angiotech Pharmaceuticals, Inc. (a)                     71,300      1,082,334
                                                                 ------------
BUILDING PRODUCTS (0.7%)
Apogee Enterprises, Inc.                                65,535      1,063,633
                                                                 ------------

CAPITAL MARKETS (1.7%)
Waddell & Reed Financial, Inc. Class A                 104,900      2,467,248
                                                                 ------------

CHEMICALS (2.5%)
V  Omnova Solutions, Inc. (a)                          447,500      2,649,200
Spartech Corp.                                          42,000        992,460
                                                                 ------------
                                                                    3,641,660
                                                                 ------------
COMMERCIAL BANKS (8.3%)
Central Pacific Financial Corp.                         21,200        803,480
Chittenden Corp.                                        72,268      1,991,706
Cullen/Frost Bankers, Inc.                              39,700      2,297,836
Irwin Financial Corp.                                  102,200      1,876,392
Mercantile Bank Corp.                                   56,406      2,318,287
S&T Bancorp, Inc.                                       31,642      1,123,607
Sandy Spring Bancorp, Inc.                              26,100        926,289
Sterling Financial Corp.                                30,000        964,500
                                                                 ------------
                                                                   12,302,097
                                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (2.0%)
Banta Corp.                                             46,500      2,351,970
Learning Tree International, Inc. (a)                   55,255        618,856
                                                                 ------------
                                                                    2,970,826
                                                                 ------------
COMMUNICATIONS EQUIPMENT (2.7%)
Belden CDT, Inc.                                        55,300      1,730,890
SafeNet, Inc. (a)(b)                                   116,100      2,332,449
                                                                 ------------
                                                                    4,063,339
                                                                 ------------
COMPUTERS & PERIPHERALS (1.0%)
Advanced Digital Information Corp. (a)                 170,200      1,444,998
                                                                 ------------

DIVERSIFIED CONSUMER SERVICES (1.3%)
Stewart Enterprises, Inc. Class A                      327,800      1,901,240
                                                                 ------------


                                                        SHARES          VALUE
DIVERSIFIED TELECOMMUNICATION SERVICES (2.2%)
Iowa Telecommunications Services, Inc.                  37,200   $    671,088
V  Premiere Global Services, Inc. (a)                  340,400      2,658,524
                                                                 ------------
                                                                    3,329,612
                                                                 ------------
ELECTRIC UTILITIES (2.4%)
Cleco Corp.                                             70,300      1,581,750
Sierra Pacific Resources (a)                           137,000      1,934,440
                                                                 ------------
                                                                    3,516,190
                                                                 ------------
ELECTRICAL EQUIPMENT (2.7%)
Global Power Equipment Group, Inc. (a)(b)              271,900      1,169,170
V  GrafTech International, Ltd. (a)                    417,443      2,821,915
                                                                 ------------
                                                                    3,991,085
                                                                 ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (2.1%)
Applied Films Corp. (a)                                 99,000      2,170,080
Benchmark Electronics, Inc. (a)                         37,500      1,023,750
                                                                 ------------
                                                                    3,193,830
                                                                 ------------
ENERGY EQUIPMENT & SERVICES (2.8%)
Global Industries, Ltd. (a)                            100,534      1,595,475
Hanover Compressor Co. (a)(b)                          125,814      2,536,410
                                                                 ------------
                                                                    4,131,885
                                                                 ------------
FOOD & STAPLES RETAILING (2.1%)
Ingles Markets, Inc. Class A                             9,700        177,995
Performance Food Group Co. (a)(b)                       34,900      1,071,430
Smart & Final, Inc. (a)                                 60,000      1,017,000
Spartan Stores, Inc.                                    57,000        787,170
                                                                 ------------
                                                                    3,053,595
                                                                 ------------
GAS UTILITIES (2.3%)
SEMCO Energy, Inc. (a)                                 222,200      1,199,880
UGI Corp.                                               96,000      2,150,400
                                                                 ------------
                                                                    3,350,280
                                                                 ------------
HEALTH CARE EQUIPMENT & SUPPLIES (1.1%)
CONMED Corp. (a)                                        37,600        820,056
HealthTronics, Inc. (a)                                 95,000        807,500
                                                                 ------------
                                                                    1,627,556
                                                                 ------------
HEALTH CARE PROVIDERS & SERVICES (0.8%)
Hooper Holmes, Inc.                                    386,475      1,140,101
                                                                 ------------

HOTELS, RESTAURANTS & LEISURE (2.0%)
Bob Evans Farms, Inc.                                   55,800      1,611,504
Navigant International, Inc. (a)(b)                     82,700      1,359,588
                                                                 ------------
                                                                    2,971,092
                                                                 ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 10 MainStay Small Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
HOUSEHOLD DURABLES (1.7%)
La-Z-Boy, Inc. (b)                                     168,148   $  2,576,027
                                                                 ------------
HOUSEHOLD PRODUCTS (0.7%)
Spectrum Brands, Inc. (a)(b)                            65,400      1,082,370
                                                                 ------------
INSURANCE (3.6%)
Direct General Corp. (b)                               123,400      2,071,886
Reinsurance Group of America, Inc. (b)                  27,000      1,298,700
Scottish Re Group, Ltd.                                 88,100      2,046,563
                                                                 ------------
                                                                    5,417,149
                                                                 ------------
IT SERVICES (2.3%)
eFunds Corp. (a)                                        61,363      1,579,484
Keane, Inc. (a)                                        126,572      1,789,728
                                                                 ------------
                                                                    3,369,212
                                                                 ------------
LEISURE EQUIPMENT & PRODUCTS (1.9%)
Arctic Cat, Inc.                                        79,800      1,726,074
Callaway Golf Co. (b)                                   73,374      1,172,517
                                                                 ------------
                                                                    2,898,591
                                                                 ------------
LIFE SCIENCES TOOLS & SERVICES (1.4%)
Cambrex Corp.                                          104,801      2,125,364
                                                                 ------------

MACHINERY (3.2%)
V  Kadant, Inc. (a)                                    122,400      2,889,864
Lydall, Inc. (a)                                       204,700      1,905,757
                                                                 ------------
                                                                    4,795,621
                                                                 ------------
MEDIA (5.5%)
Carmike Cinemas, Inc. (b)                              101,700      2,513,007
V  Journal Register Co.                                252,400      2,821,832
V  Nexstar Broadcasting Group, Inc. Class A (a)        489,500      2,814,625
                                                                 ------------
                                                                    8,149,464
                                                                 ------------
OIL, GAS & CONSUMABLE FUELS (2.1%)
Cimarex Energy Co.                                      28,925      1,242,329
Houston Exploration Co. (a)                             34,418      1,924,655
                                                                 ------------
                                                                    3,166,984
                                                                 ------------
PAPER & FOREST PRODUCTS (1.8%)
V  Wausau Paper Corp.                                  183,067      2,632,503
                                                                 ------------
PERSONAL PRODUCTS (0.5%)
NBTY, Inc. (a)                                          30,000        679,500
                                                                 ------------

REAL ESTATE INVESTMENT TRUSTS (3.7%)
Cedar Shopping Centers, Inc.                            53,600        790,600
DiamondRock Hospitality Co.                             65,000        930,150


                                                        SHARES          VALUE
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
Education Realty Trust, Inc. (b)                        61,200   $    913,104
Highland Hospitality Corp.                             107,000      1,380,300
Parkway Properties, Inc.                                20,000        792,000
Windrose Medical Properties Trust                       50,000        754,000
                                                                 ------------
                                                                    5,560,154
                                                                 ------------
REAL ESTATE MANAGEMENT & DEVELOPMENT (0.7%)
Trammell Crow Co. (a)(b)                                28,200      1,097,826
                                                                 ------------

ROAD & RAIL (2.6%)
Quality Distribution, Inc. (a)                         167,100      2,548,275
RailAmerica, Inc. (a)                                   50,000        571,000
US Xpress Enterprises, Inc. Class A (a)                 37,000        726,680
                                                                 ------------
                                                                    3,845,955
                                                                 ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.5%)
V  Actel Corp. (a)                                     178,921      2,875,261
Mattson Technology, Inc. (a)                           145,000      1,666,050
MKS Instruments, Inc. (a)                               48,000      1,145,760
Zoran Corp. (a)                                         35,400        971,376
                                                                 ------------
                                                                    6,658,447
                                                                 ------------
SOFTWARE (1.4%)
Mentor Graphics Corp. (a)                              157,700      2,070,601
                                                                 ------------

SPECIALTY RETAIL (5.0%)
Christopher & Banks Corp.                               88,963      2,350,402
V  Cost Plus, Inc. (a)(b)                              168,800      2,970,880
CSK Auto Corp. (a)                                      67,473        867,028
Jo-Ann Stores, Inc. (a)(b)                              99,500      1,219,870
                                                                 ------------
                                                                    7,408,180
                                                                 ------------
TEXTILES, APPAREL & LUXURY GOODS (0.8%)
Kellwood Co. (b)                                        35,900      1,150,236
                                                                 ------------

THRIFTS & MORTGAGE FINANCE (5.1%)
Berkshire Hills Bancorp, Inc.                           23,500        806,990
Brookline Bancorp, Inc.                                100,200      1,482,960
Commercial Capital Bancorp, Inc. (b)                    63,200        990,344
First Niagara Financial Group, Inc.                     70,900        992,600
Triad Guaranty, Inc. (a)(b)                             21,000      1,144,920
W Holding Co., Inc.                                    291,300      2,181,837
                                                                 ------------
                                                                    7,599,651
                                                                 ------------
Total Common Stocks
  (Cost $120,247,661)                                             139,210,690
                                                                 ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   11

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
SHORT-TERM INVESTMENTS (22.8%)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (10.9%)
Banco Santander Central
  Hispano S.A.
  4.722%, due 5/8/06 (c)                            $1,195,937   $  1,195,937
Charta LLC
  4.919%, due 5/30/06 (c)                              597,968        597,968
CIESCO, Inc.
  4.798%, due 5/19/06 (c)                              708,074        708,074
Den Danske Bank
  4.773%, due 5/5/06 (c)                             1,004,587      1,004,587
Fairway Finance Corp.
  4.891%, due 5/22/06 (c)                              717,562        717,562
General Electric Capital Corp.
  5.001%, due 6/26/06 (c)                              787,437        787,437
Grampian Funding LLC
  4.785%, due 5/3/06 (c)                               597,968        597,968
Greyhawk Funding
  4.878%, due 5/18/06 (c)                              713,041        713,041
Jupiter Securitization Corp.
  4.834%, due 5/3/06 (c)                               309,981        309,981
Lexington Parker Capital Co.
  4.914%, due 5/16/06 (c)                              474,956        474,956
Liberty Street Funding Co.
  4.87%, due 5/18/06 (c)                               473,541        473,541
Merrill Lynch & Co., Inc.
  4.75%, due 5/1/06                                  2,000,000      2,000,000
Rabobank USA Finance Corp.
  4.81%, due 5/1/06                                  6,680,000      6,680,000
                                                                 ------------
Total Commercial Paper
  (Cost $16,261,052)                                               16,261,052
                                                                 ------------
                                                        SHARES
INVESTMENT COMPANY (0.6%)
BGI Institutional Money
  Market Fund (c)                                      902,805        902,805
                                                                 ------------
Total Investment Company
  (Cost $902,805)                                                     902,805
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT          VALUE
REPURCHASE AGREEMENT (0.3%)
Morgan Stanley & Co.
  4.98%, dated 4/28/06
  due 5/1/06
  Proceeds at Maturity $374,345
  (Collateralized by various bonds with a
  Principal Amount of $388,175 and a Market Value
  of $385,252) (c)                                  $  374,190   $    374,190
                                                                 ------------
Total Repurchase Agreement
  (Cost $374,190)                                                     374,190
                                                                 ------------
TIME DEPOSITS (11.0%)
Abbey National PLC
  4.78%, due 5/9/06 (c)                              1,195,937      1,195,937
ABN Amro Bank N.V.
  4.84%, due 5/19/06 (c)                             1,195,937      1,195,937
Banco Bilbao Vizcaya Argentaria S.A.
  4.905%, due 5/24/06 (c)                              956,749        956,749
Bank of America
  4.77%, due 5/26/06 (c)(d)                          1,195,937      1,195,937
Bank of Montreal
  4.78%, due 5/8/06 (c)                              1,195,937      1,195,937
Bank of Nova Scotia
  4.78%, due 5/10/06 (c)                               920,871        920,871
Barclays
  4.95%, due 6/20/06 (c)                               956,749        956,749
BNP Paribas
  4.80%, due 5/12/06 (c)                             1,195,937      1,195,937
Calyon
  4.955%, due 6/19/06 (c)                            1,195,937      1,195,937
Credit Suisse First Boston Corp.
  4.91%, due 6/5/06 (c)                              1,195,937      1,195,937
Fortis Bank
  4.77%, due 5/9/06 (c)                              1,195,937      1,195,937
Nordea Bank Finland PLC
  5.00%, due 6/27/06 (c)                             1,195,937      1,195,937
Societe Generale
  4.73%, due 5/9/06 (c)                              1,195,937      1,195,937
UBS AG
  4.77%, due 5/4/06 (c)                              1,554,718      1,554,718
                                                                 ------------
Total Time Deposits
  (Cost $16,348,457)                                               16,348,457
                                                                 ------------
Total Short-Term Investments
  (Cost $33,886,504)                                               33,886,504
                                                                 ------------
Total Investments
  (Cost $154,134,165) (e)                                116.5%   173,097,194(f)
Liabilities in Excess of Cash and Other Assets           (16.5)   (24,508,711)
                                                    ----------   ------------
Net Assets                                               100.0%  $148,588,483
                                                    ==========   ============

 12 MainStay Small Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

(a)  Non-income producing security.
(b)  Represents security, or a portion thereof, which is out on loan.
(c) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)  Floating rate. Rate shown is the rate in effect at April 30, 2006.
(e)  The cost for federal income tax purposes is $154,840,982.
(f) At April 30, 2006 net unrealized appreciation was $18,256,212, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $24,629,674 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $6,373,462.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   13

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2006 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $154,134,165) including
  $24,047,074 market value of securities
  loaned                                        $173,097,194
Cash                                                  21,284
Receivables:
  Investment securities sold                         977,209
  Dividends and interest                             150,447
  Fund shares sold                                   124,684
Other assets                                          22,933
                                                -------------
    Total assets                                 174,393,751
                                                -------------
LIABILITIES:
Securities lending collateral                     25,206,504
Payables:
  Transfer agent                                     187,312
  Fund shares redeemed                               138,831
  Manager                                             72,260
  Investment securities purchased                     69,382
  NYLIFE Distributors                                 63,930
  Professional                                        33,025
  Custodian                                            7,133
  Trustees                                             3,287
Accrued expenses                                      23,604
                                                -------------
    Total liabilities                             25,805,268
                                                -------------
Net assets                                      $148,588,483
                                                =============

COMPOSITION OF NET ASSETS:
Share of beneficial interest outstanding
  (par value of $.01 per share)
  unlimited number of shares authorized:
  Class A                                       $     40,633
  Class B                                             39,090
  Class C                                              8,878
  Class I                                             17,294
Additional paid-in capital                       122,558,153
Accumulated net investment loss                     (234,329)
Accumulated net realized gain on investments       7,195,735
Net unrealized appreciation on investments        18,963,029
                                                -------------
Net assets                                      $148,588,483
                                                =============
CLASS A
Net assets applicable to outstanding shares     $ 58,989,468
                                                =============
Shares of beneficial interest outstanding          4,063,278
                                                =============
Net asset value per share outstanding           $      14.52
Maximum sales charge (5.50% of offering price)          0.85
                                                -------------
Maximum offering price per share outstanding    $      15.37
                                                =============
CLASS B
Net assets applicable to outstanding shares     $ 52,416,175
                                                =============
Shares of beneficial interest outstanding          3,909,045
                                                =============
Net asset value and offering price per share
  outstanding                                   $      13.41
                                                =============
CLASS C
Net assets applicable to outstanding shares     $ 11,905,315
                                                =============
Shares of beneficial interest outstanding            887,780
                                                =============
Net asset value and offering price per share
  outstanding                                   $      13.41
                                                =============
CLASS I
Net assets applicable to outstanding shares     $ 25,277,525
                                                =============
Shares of beneficial interest outstanding          1,729,429
                                                =============
Net asset value and offering price per share
  outstanding                                   $      14.62
                                                =============

 14 MainStay Small Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2006 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                  $   862,630
  Interest                                            92,021
  Income from securities loaned--net                  92,025
                                                 ------------
    Total income                                   1,046,676
                                                 ------------
EXPENSES:
  Manager                                            623,697
  Transfer agent--Classes A, B and C                 270,786
  Transfer agent--Class I                             14,340
  Distribution--Class B                              210,376
  Distribution--Class C                               44,296
  Distribution/Service--Class A                       70,090
  Service--Class B                                    70,125
  Service--Class C                                    14,765
  Registration                                        48,491
  Professional                                        30,942
  Recordkeeping                                       20,562
  Shareholder communication                           19,317
  Custodian                                           11,375
  Trustees                                             5,622
  Miscellaneous                                        9,667
                                                 ------------
    Total expenses before reimbursement            1,464,451
  Expense reimbursement from Manager                (183,446)
                                                 ------------
    Net expenses                                   1,281,005
                                                 ------------
Net investment loss                                 (234,329)
                                                 ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                   7,902,103
Net change in unrealized appreciation on
  investments                                     14,011,890
                                                 ------------
Net realized and unrealized gain on investments   21,913,993
                                                 ------------
Net increase in net assets resulting from
  operations                                     $21,679,664
                                                 ============

(a) Dividends recorded net of foreign withholding taxes in the amount of $19.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   15

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2006 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2005

                                             2006           2005
INCREASE IN NET ASSETS:
Operations:
 Net investment loss                 $   (234,329)  $ (1,036,304)
 Net realized gain on investments       7,902,103     10,789,577
 Net change in unrealized
  appreciation on investments          14,011,890     (6,250,635)
                                     ---------------------------
 Net increase in net assets
  resulting from operations            21,679,664      3,502,638
                                     ---------------------------

Distributions to shareholders:
 From net realized gain on investments:
   Class A                             (3,269,324)   (10,051,244)
   Class B                             (4,639,605)   (12,713,000)
   Class C                               (858,745)    (1,876,623)
   Class I                             (1,420,830)            --
                                     ---------------------------
 Total distributions to
  shareholders                        (10,188,504)   (24,640,867)
                                     ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                             21,054,411     38,889,055
   Class B                              1,991,961     10,484,181
   Class C                              1,118,605      6,421,148
   Class I                              2,576,516     23,599,634
 Net asset value of shares issued to shareholders
  in reinvestment of distributions:
   Class A                              2,702,987      7,791,228
   Class B                              4,372,880     11,787,756
   Class C                                627,211      1,441,315
   Class I                              1,420,830             --
                                     ---------------------------
                                       35,865,401    100,414,317
 Cost of shares redeemed:
   Class A                            (17,676,760)   (46,831,991)
   Class B                            (21,121,222)   (14,302,649)
   Class C                             (2,777,747)    (4,143,783)
   Class I                             (1,044,865)    (2,194,635)
                                     ---------------------------
                                      (42,620,594)   (67,473,058)
    Increase (decrease) in net
     assets derived from capital
     share transactions                (6,755,193)    32,941,259
                                     ---------------------------
    Net increase in net assets          4,735,967     11,803,030

                                             2006           2005

NET ASSETS:
Beginning of period                  $143,852,516   $132,049,486
                                     ---------------------------
End of period                        $148,588,483   $143,852,516
                                     ===========================
Accumulated net investment loss at
 end of period                       $   (234,329)  $         --
                                     ===========================

 16 MainStay Small Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                    www.mainstayfunds.com     17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                               CLASS A
                                     --------------------------------------------------------------------------------------------
                                                                               JANUARY 1,
                                     SIX MONTHS                                   2003*
                                       ENDED              YEAR ENDED             THROUGH                   YEAR ENDED
                                     APRIL 30,           OCTOBER 31,           OCTOBER 31,                DECEMBER 31,
                                      2006***         2005         2004           2003           2002         2001         2000
Net asset value at beginning of
  period                              $ 13.39        $ 15.59      $ 14.09        $ 11.10        $ 12.84      $ 11.30      $  9.56
                                     ----------      -------      -------      -----------      -------      -------      -------
Net investment income (loss) (a)        (0.00)(d)      (0.05)       (0.09)         (0.08)         (0.09)       (0.05)        0.00(d)
Net realized and unrealized gain
  (loss) on investments                  2.06           0.68         2.09           3.07          (1.47)        1.79         2.80
                                     ----------      -------      -------      -----------      -------      -------      -------
Total from investment operations         2.06           0.63         2.00           2.99          (1.56)        1.74         2.80
                                     ----------      -------      -------      -----------      -------      -------      -------
Less distributions:
  From net realized gain on
    investments                         (0.93)         (2.83)       (0.50)            --          (0.18)       (0.20)       (1.06)
                                     ----------      -------      -------      -----------      -------      -------      -------
Net asset value at end of period      $ 14.52        $ 13.39      $ 15.59        $ 14.09        $ 11.10      $ 12.84      $ 11.30
                                     ==========      =======      =======      ===========      =======      =======      =======
Total investment return (b)             16.04%(c)       3.41%       14.46%         26.94%(c)     (12.16%)      15.43%       30.04%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income (loss)        (0.07%)(e)+    (0.32%)      (0.62%)        (0.78%)+       (0.74%)      (0.41%)       0.08%
    Net expenses                         1.49%+         1.47%        1.70%          1.90%+         1.87%        1.88%        1.90%
    Expenses (before reimbursement)      1.74%+         1.72%        1.78%          1.94%+         1.87%        1.88%        2.07%
Portfolio turnover rate                    20%            75%         103%            41%            46%          46%          69%
Net assets at end of period (in
  000's)                              $58,989        $47,849      $55,640        $44,496        $35,197      $43,761      $27,610

                                                                                CLASS C
                                       ------------------------------------------------------------------------------------------
                                                                                 JANUARY 1,
                                       SIX MONTHS                                   2003*
                                         ENDED              YEAR ENDED             THROUGH                  YEAR ENDED
                                       APRIL 30,           OCTOBER 31,           OCTOBER 31,               DECEMBER 31,
                                        2006***         2005         2004           2003           2002        2001         2000
Net asset value at beginning of
  period                                $ 12.48        $ 14.80      $ 13.49        $10.70         $12.48      $ 11.07      $ 9.46
                                       ----------      -------      -------      -----------      ------      -------      ------
Net investment income (loss) (a)          (0.05)         (0.15)       (0.20)        (0.15)         (0.18)       (0.13)      (0.07)
Net realized and unrealized gain
  (loss) on investments                    1.91           0.66         2.01          2.94          (1.42)        1.74        2.74
                                       ----------      -------      -------      -----------      ------      -------      ------
Total from investment operations           1.86           0.51         1.81          2.79          (1.60)        1.61        2.67
                                       ----------      -------      -------      -----------      ------      -------      ------
Less distributions:
  From net realized gain on
    investments                           (0.93)         (2.83)       (0.50)           --          (0.18)       (0.20)      (1.06)
                                       ----------      -------      -------      -----------      ------      -------      ------
Net asset value at end of period        $ 13.41        $ 12.48      $ 14.80        $13.49         $10.70      $ 12.48      $11.07
                                       ==========      =======      =======      ===========      ======      =======      ======
Total investment return (b)               15.58%(c)       2.65%       13.67%        26.07%(c)     (12.83%)      14.57%      28.97%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income (loss)          (0.81%)(e)+    (1.07%)      (1.37%)       (1.53%)+       (1.49%)      (1.16%)     (0.67%)
    Net expenses                           2.24%+         2.22%        2.45%         2.65%+         2.62%        2.63%       2.65%
    Expenses (before reimbursement)        2.49%+         2.47%        2.53%         2.69%+         2.62%        2.63%       2.82%
Portfolio turnover rate                      20%            75%         103%           41%            46%          46%         69%
Net assets at end of period (in
  000's)                                $11,905        $12,070      $10,054        $9,501         $9,403      $12,250      $2,090

*    The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of operations.
***  Unaudited.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(c)  Total return is not annualized.
(d)  Less than one cent per share.
(e)  The difference between the net investment income ratio by class does not equal the difference between the net expense ratio by class due to the timing of purchases and redemptions of Fund shares in relation to the recognition of income of the Fund.

 18 MainStay Small Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                            CLASS B
------------------------------------------------------------------------------------------------
                                              JANUARY 1,
    SIX MONTHS                                   2003*
      ENDED              YEAR ENDED             THROUGH
    APRIL 30,           OCTOBER 31,           OCTOBER 31,           YEAR ENDED DECEMBER 31,
     2006***         2005         2004           2003           2002         2001         2000
     $ 12.48        $ 14.80      $ 13.50        $ 10.70        $ 12.48      $ 11.07      $  9.46
    ----------      -------      -------      -----------      -------      -------      -------
       (0.05)         (0.14)       (0.20)         (0.15)         (0.18)       (0.13)       (0.07)
        1.91           0.65         2.00           2.95          (1.42)        1.74         2.74
    ----------      -------      -------      -----------      -------      -------      -------
        1.86           0.51         1.80           2.80          (1.60)        1.61         2.67
    ----------      -------      -------      -----------      -------      -------      -------
       (0.93)         (2.83)       (0.50)            --          (0.18)       (0.20)       (1.06)
    ----------      -------      -------      -----------      -------      -------      -------
     $ 13.41        $ 12.48      $ 14.80        $ 13.50        $ 10.70      $ 12.48      $ 11.07
    ==========      =======      =======      ===========      =======      =======      =======
       15.58%(c)       2.67%       13.59%         26.17%(c)     (12.83%)      14.57%       28.97%
       (0.80%)(e)+    (1.07%)      (1.37%)        (1.53%)+       (1.49%)      (1.16%)      (0.67%)
        2.24%+         2.22%        2.45%          2.65%+         2.62%        2.63%        2.65%
        2.49%+         2.47%        2.53%          2.69%+         2.62%        2.63%        2.82%
          20%            75%         103%            41%            46%          46%          69%
     $52,416        $63,611      $66,355        $60,384        $53,819      $67,377      $32,777

                CLASS I
    -------------------------------
    SIX MONTHS         FEBRUARY 16,
      ENDED               2005**
    APRIL 30,          OCTOBER 31,
     2006***               2005
     $ 13.44             $ 14.01
    ----------         ------------
        0.03                0.02
        2.08               (0.59)
    ----------         ------------
        2.11               (0.57)
    ----------         ------------
       (0.93)                 --
    ----------         ------------
     $ 14.62             $ 13.44
    ==========         ============
       16.37%(c)           (4.07%)(c)
        0.51%(e)+           0.25%+
        0.92%+              0.96%+
        1.17%+              1.21%+
          20%                 75%
     $25,278             $20,322

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   19

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises nineteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Small Cap Value Fund (the "Fund"), a diversified fund.

The Fund currently offers four classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Distribution of Class I shares commenced on February 16, 2005. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class I shares are not subject to sales charge. Class A shares, Class B, Class C and Class I shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions. Each class of shares other than Class I shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Small-capitalization companies may be more volatile in price and have significantly lower trading volumes than companies with larger capitalizations. They may be more vulnerable to adverse business or market developments than large-capitalization companies.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed in good faith by Board of Trustees to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's principal market is temporarily closed at a time when under normal conditions it would be open. At April 30, 2006, the Fund did not hold securities that were valued in such manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the

 20 MainStay Small Cap Value Fund
respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (See Note 5 on page 22.)

(H) INDEMNIFICATIONS. In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and indirect wholly-owned subsidiary of New York Life, acts as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual percentage of the Fund's average daily net assets as follows: 0.85% on assets up to $1.0 billion and 0.80% on assets in excess of $1.0 billion. NYLIM has voluntarily agreed to waive its management fee by 0.25% to 0.60% on assets up to $1 billion and 0.55% on assets in excess of $1 billion. The Manager has entered into a written expense limitation agreement, under which the Manager has agreed to reimburse the expenses of the Fund so that the total ordinary operating expenses (total annual fund operating expense excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed, on an annualized basis, 1.90% of the average daily net assets of the Class A shares. An equivalent reimbursement, in an equal amount of basis points, will be applied to the other share classes. The Manager, within three years of incurring such expenses, may recoup the amount of any management fee waiver or expense reimbursement from the Fund pursuant to this agreement if such recoupment does not cause the Fund to exceed existing expense limitations. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. For the six months ended April 30, 2006, the manager earned fees from the Fund in the amount of $623,697 and waived its fees and/or reimbursed expenses in the amount of $183,446, none of which is eligible for recoupment under the current agreement.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and the Subadvisor, the Manager pays the Subadvisor a monthly fee of one-half of the management fee, net of management fee waivers, expense limitations and reimbursements. To the extent the manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an

                                                      www.mainstayfunds.com   21
expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $11,080 for the six months ended April 30, 2006. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $287, $35,317 and $3,513, respectively, for the six months ended April 30, 2006.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund, for the six months ended April 30, 2006, amounted to $285,126.

(E) NON-INTERESTED TRUSTEES FEES. Non-Interested Trustees are paid an annual retainer fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual retainer fee of $20,000. The Audit and Compliance Committee Chairman receives an additional $2,000 for each meeting of the Audit and Compliance Committee attended and the Chairpersons of the Brokerage and Expense Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the respective Committee meetings attended. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/ Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus, the Fund only pays a portion of the fees identified above.

(F) OTHER. Pursuant to the Management Agreement, fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $2,105 for the six months ended April 30, 2006.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $20,562 for the six months ended April 30, 2006.

NOTE 4--FEDERAL INCOME TAX:

The tax character of distributions paid during the year ended October 31, 2005, shown in the Statement of Changes in Net Assets, were as follows:

                                                      2005
Distributions paid from:
  Long-term Capital Gains                     $24,640,867
----------------------------------------------------------

NOTE 5--PORTFOLIO SECURITIES LOANED:

As of April 30, 2006, the Fund had securities on loan with an aggregate market value of $24,047,074. The Fund received $25,206,504 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Securities purchased with collateral received are valued at amortized cost.

NOTE 6--CUSTODIAN:

Investors Bank & Trust Company is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The Funds pay a commitment fee, at an annual rate of .070% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the six months ended April 30, 2006.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended April 30, 2006, purchases and sales of securities, other than short-term securities, were $28,488 and $53,285, respectively.

 22 MainStay Small Cap Value Fund

NOTE 9--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                 SIX MONTHS ENDED
                                  APRIL 30, 2006*
                       CLASS A   CLASS B   CLASS C   CLASS I
Shares sold             1,570       155       88       185
------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions           205       357       51       107
------------------------------------------------------------
                        1,775       512      139       292
------------------------------------------------------------
Shares redeemed        (1,285)   (1,701)    (218)      (75)
------------------------------------------------------------
Net increase
  (decrease)              490    (1,189)     (79)      217
------------------------------------------------------------

                                     YEAR ENDED
                                  OCTOBER 31, 2005
                       CLASS A   CLASS B   CLASS C   CLASS I**
Shares sold             2,764       790      485       1,933
--------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions           562       907      111          --
--------------------------------------------------------------
                        3,326     1,697      596       1,933
--------------------------------------------------------------
Shares redeemed        (3,323)   (1,084)    (309)       (421)
--------------------------------------------------------------
Net increase                3       613      287       1,512
--------------------------------------------------------------

*   Unaudited.
**  Commenced operations on February 16, 2005.

NOTE 10--OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises have cooperated fully and completed responding to these requests. As previously reported in response to those requests for information and, as noted in the notes to the year-end 2004 and 2005 financial statements of each fund of the Trust, NYLIM had been a party to arrangements with certain registered representatives of brokers-dealers relating to the level of trading by clients of those registered representatives in shares of certain funds of the Trust. All such arrangements were terminated by the fourth quarter of 2003. NYLIM and the Trustees of the Trust have reviewed the possible dilutive effects that transactions under those arrangements and certain other levels of trading by fund shareholders over the period from 1999 to 2003 may have had on the funds. As a result of this review, in December 2005, NYLIM made payments totaling $5.882 million to nine MainStay funds. No payment was made with respect to the MainStay Small Cap Value Fund. NYLIM has reimbursed or paid all expenses relating to the Board of Trustees' review of this matter, as well as substantially all of the costs associated with the other regulatory matters described in this note.

In a separate matter, the Securities and Exchange Commission has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that fund, as well as the related guarantee disclosure to fund shareholders. Discussions have been held with the Securities and Exchange Commission concerning a possible resolution of this matter. There can be no assurance of the outcome of these efforts.

                                                      www.mainstayfunds.com   23

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investment Management LLC ("NYLIM") uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-202-551-5850); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

SPECIAL MEETING OF SHAREHOLDERS

Pursuant to notice, a special meeting and three adjournment meetings (pertaining only to certain Funds) of the shareholders of The MainStay Funds (the "Trust") were held on March 27, April 17, May 8, and June 8, 2006, respectively, at the Parsippany, New Jersey offices of New York Life Investment Management LLC. The purpose of the meetings was to present the following proposals for shareholder consideration:

1. To elect the following individuals to the Board of Trustees of the Trust;

  - Charlynn Goins
  - Edward J. Hogan
  - Alan R. Latshaw
  - Terry L. Lierman
  - John B. McGuckian
  - Donald E. Nickelson
  - Richard S. Trutanic
  - Gary E. Wendlandt (Interested Trustee)

There are no other Trustees of the Trust.

2. To grant the Trust the approval to enter into and materially amend agreements with Subadvisors on behalf of one or more of the Funds without obtaining shareholder approval; and

3. To approve the amendment of certain fundamental investment restrictions.

No other business came before the special meetings.

Each of the proposals listed above was passed by the shareholders of the Fund as shown below.

                                                  VOTES     VOTES
SMALL CAP VALUE FUND                VOTES FOR    AGAINST   WITHHELD    TOTAL
PROPOSAL #1-ELECTION OF TRUSTEES
------------------------------------------------------------------------------
a. Charlynn Goins                   6,844,181           0   338,035  7,182,215
------------------------------------------------------------------------------
b. Edward J. Hogan                  6,842,936           0   339,280  7,182,215
------------------------------------------------------------------------------
c. Alan R. Latshaw                  6,844,737           0   337,478  7,182,215
------------------------------------------------------------------------------
d. Terry L. Lierman                 6,838,619           0   343,597  7,182,215
------------------------------------------------------------------------------
e. John B. McGuckian                6,845,292           0   336,923  7,182,215
------------------------------------------------------------------------------
f. Donald E. Nickelson              6,844,428           0   337,787  7,182,215
------------------------------------------------------------------------------
g. Richard S. Trutanic              6,845,357           0   336,858  7,182,215
------------------------------------------------------------------------------
h. Gary E. Wendlandt                6,846,995           0   335,220  7,182,215
------------------------------------------------------------------------------
PROPOSAL #2-APPROVAL TO ENTER INTO AND MATERIALLY AMEND AGREEMENTS
------------------------------------------------------------------------------
                                    4,844,719      98,548   320,449  5,263,716
------------------------------------------------------------------------------
PROPOSAL #3-AMENDMENT TO CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS
------------------------------------------------------------------------------
a. Borrowing                        4,877,421      67,225   319,072  5,263,718
------------------------------------------------------------------------------
b. Senior Securities                4,883,379      65,040   315,298  5,263,717
------------------------------------------------------------------------------
c. Underwriting Securities          4,887,015      60,748   315,956  5,263,718
------------------------------------------------------------------------------
d. Real Estate                      4,891,488      56,599   315,632  5,263,718
------------------------------------------------------------------------------
e. Commodities                      4,883,720      64,503   315,496  5,263,719
------------------------------------------------------------------------------
f. Making Loans                     4,884,050      62,387   317,283  5,263,720
------------------------------------------------------------------------------
g. Concentration of Investments     4,894,019      55,637   314,063  5,263,719
------------------------------------------------------------------------------
h. Diversification                  4,885,188      61,058   317,472  5,263,718
------------------------------------------------------------------------------

This resulted in approval of the proposals.

 24 MainStay Small Cap Value Fund

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, as of July 1, 2006, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the Trustees then in office will call a shareholder meeting for the election of Trustees, or
(2) his or her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

        GARY E.           Indefinite; Chairman   Chairman and Manager, New York Life               62           Chairman and
        WENDLANDT         since 2002, Chief      Investment Management LLC (including                           Director,
        10/8/50           Executive Officer      predecessor advisory organizations) and                        MainStay VP
                          (2004 to June 2006),   New York Life Investment Management                            Series Fund,
                          and Trustee since      Holdings LLC; Chief Executive Officer,                         Inc.
                          2000                   New York Life Investment Management LLC
                                                 and New York Life Investment Management
                                                 Holdings LLC (2000 to June 2006); Senior
                                                 Executive Vice President for Investment
                                                 and Finance, New York Life Insurance
                                                 Company (since July 2006); Executive
                                                 Vice President, New York Life Insurance
                                                 Company (1999 to June 2006); Executive
                                                 Vice President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC,
                                                 Madison Capital Funding LLC, and NYLCAP
                                                 Manager LLC; Manager, MacKay Shields
                                                 LLC; Executive Vice President, New York
                                                 Life Insurance and Annuity Corporation;
                                                 Chairman, and Director, MainStay VP
                                                 Series Fund, Inc. (25 portfolios); Chief
                                                 Executive Officer, MainStay VP Series
                                                 Fund, Inc. (2002 to June 2006); Chief
                                                 Executive Officer, Eclipse Funds (3
                                                 Portfolios) and Eclipse Funds Inc. (15
                                                 Portfolios) (2005 to June 2006);
                                                 Executive Vice President and Chief
                                                 Investment Officer, MassMutual Life
                                                 Insurance Company (1993 to 1999).
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        CHARLYNN GOINS    Indefinite; Trustee    Retired. Chairperson of the Board, New            19           None
        9/15/42           since 2001             York City Health and Hospital
                                                 Corporation.
        -----------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Indefinite; Trustee    Rear Admiral U.S. Navy (Retired);                 19           None
        8/17/32           since 1996             Independent Management Consultant (1997
                                                 to 2002).
        -----------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Indefinite; Trustee    Chair, Maryland Democratic Party;                 19           None
        1/4/48            since 1991             Chairman, Smartpaper Networks
                                                 Corporation (communications); Partner,
                                                 Health Ventures LLC (2001 to 2005); Vice
                                                 Chair, Employee Health Programs (1990 to
                                                 2002); Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc.
                                                 (1984 to 2001).
        -----------------------------------------------------------------------------------------------------------------------
        JOHN B.           Indefinite; Trustee    Chairman, Ulster Television Plc; Pro              19           Non-Executive
        MCGUCKIAN         since 1997             Chancellor, Queen's University (1985 to                        Director,
        11/13/39                                 2001).                                                         Allied Irish
                                                                                                                Banks Plc;
                                                                                                                Chairman and
                                                                                                                Non-Executive
                                                                                                                Director, Irish
                                                                                                                Continental
                                                                                                                Group, Plc;
                                                                                                                Chairman, AIB
                                                                                                                Group (UK) Plc;
                                                                                                                Non-Executive
                                                                                                                Director,
                                                                                                                Unidare Plc.
        -----------------------------------------------------------------------------------------------------------------------

     * A Trustee is considered to be an interested person of the Trust within the meaning of the 1940 Act because of an affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past Five Years." All Trustees not considered to be interested persons of the Trust are referred to as "Non-Interested Trustees."

                                                      www.mainstayfunds.com   25

                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        DONALD E.         Indefinite; Trustee    Retired. Vice Chairman, Harbour Group             19           Director,
        NICKELSON         since 1994 and Lead    Industries, Inc. (leveraged buyout                             Adolor
        12/9/32           Non-Interested         firm); President, PaineWebber Group                            Corporation;
                          Trustee since 2000     (1988 to 1990).                                                Director, First
                                                                                                                Advantage
                                                                                                                Corporation.
        -----------------------------------------------------------------------------------------------------------------------

        RICHARD S.        Indefinite; Trustee    Chairman (1990 to present) and Chief              19           None
        TRUTANIC          since 1994             Executive Officer (1990 to 1999),
        2/13/52                                  Somerset Group (financial advisory
                                                 firm); Managing Director and Advisor,
                                                 The Carlyle Group (private investment
                                                 firm) (2002 to 2004); Senior Managing
                                                 Director, Groupe Arnault (private
                                                 investment firm) (1999 to 2002).
        -----------------------------------------------------------------------------------------------------------------------

        ALAN R. LATSHAW   Indefinite; Trustee    Retired. Partner, Ernst & Young LLP               19           State Farm
        3/27/51           and Audit Committee    (2002 to 2003); Partner, Arthur Andersen                       Associates
                          Financial Expert       LLP (1976 to 2002).                                            Funds Trusts (4
                          since 2006                                                                            portfolios);
                                                                                                                State Farm
                                                                                                                Mutual Fund
                                                                                                                Trust (15
                                                                                                                portfolios);
                                                                                                                State Farm
                                                                                                                Variable
                                                                                                                Product Trust
                                                                                                                (8 portfolios);
                                                                                                                Utopia Funds (4
                                                                                                                portfolios).
        -----------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General Counsel, and Secretary,
        ANSELMI           since 2003             New York Life Investment Management LLC (including
        10/19/46                                 predecessor advisory organizations) and New York Life
                                                 Investment Management Holdings LLC; Senior Vice President,
                                                 New York Life Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC; Secretary, NYLIM Service
                                                 Company LLC, NYLCAP Manager LLC, and Madison Capital Funding
                                                 LLC; Chief Legal Officer, Eclipse Funds, Eclipse Funds Inc.,
                                                 MainStay VP Series Fund, Inc., and McMorgan Funds; Managing
                                                 Director and Senior Counsel, Lehman Brothers Inc. (1998 to
                                                 1999); General Counsel and Managing Director, JP Morgan
                                                 Investment Management Inc. (1986 to 1998).
        -----------------------------------------------------------------------------------------------------

        ARPHIELA          Treasurer and          Director and Manager of Fund Accounting and Administration,
        ARIZMENDI         Principal Financial    New York Life Investment Management LLC (since 2003);
        10/26/56          and Accounting         Treasurer and Principal Financial and Accounting Officer,
                          Officer since 2005     Eclipse Funds, Eclipse Funds Inc., and McMorgan Funds (since
                                                 December 2005), and MainStay VP Series Fund, Inc. (since
                                                 March 2006); Assistant Treasurer, NYLIFE Distributors LLC;
                                                 Assistant Treasurer, The MainStay Funds, Eclipse Funds,
                                                 Eclipse Funds Inc., MainStay VP Series Fund, Inc., and
                                                 McMorgan Funds (1992 to December 2005).
        -----------------------------------------------------------------------------------------------------

        CHRISTOPHER O.    President since 2005   Executive Vice President, New York Life Investment
        BLUNT                                    Management LLC and New York Life Investment Management
        5/13/62                                  Holdings LLC (since 2004); Manager and Executive Vice
                                                 President, NYLIM Product Distribution, NYLIFE Distributors
                                                 LLC (since January 2005); Chairman, NYLIM Service Company
                                                 LLC (since March 2005); Chairman and Class C Director, New
                                                 York Life Trust Company, FSB (since 2004); Chairman, New
                                                 York Life Trust Company (since February 2005); President,
                                                 Eclipse Funds and Eclipse Funds Inc. (since 2005);
                                                 President, MainStay VP Series Fund, Inc. (since July 2006);
                                                 Chairman and Chief Executive Officer, Giving Capital, Inc.
                                                 (2001 to 2004); Chief Marketing Officer--Americas, Merrill
                                                 Lynch Investment Managers (1999 to 2001); President, Mercury
                                                 Funds Distributors (1999 to 2001).
        -----------------------------------------------------------------------------------------------------

        SCOTT T.          Vice President--       Director, New York Life Investment Management LLC (including
        HARRINGTON        Administration since   predecessor advisory organizations); Executive Vice
        2/8/59            2005                   President, New York Life Trust Company, and New York Life
                                                 Trust Company, FSB (since January 2006); Vice President--
                                                 Administration, MainStay VP Series Fund, Inc., Eclipse
                                                 Funds, and Eclipse Funds Inc. (since June 2005).
        -----------------------------------------------------------------------------------------------------

 26 MainStay Small Cap Value Fund

                          POSITION(S) HELD
                          WITH
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
        ALAN J.           Senior Vice President  Managing Director, Mutual Funds/Administration and Chief
        KIRSHENBAUM       since July 2006        Financial Officer of Retail Investments, New York Life
        6/25/71                                  Investment Management LLC (since July 2006); Senior Vice
                                                 President, Eclipse Funds, Eclipse Funds Inc., and MainStay
                                                 VP Series Fund, Inc. (since June 2006); Chief Financial
                                                 Officer, Bear Stearns Asset Management (1999 to May 2006).
        -----------------------------------------------------------------------------------------------------

        ALISON H.         Vice President--       Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           Compliance (2004 to    March 2006), and Managing Director and Chief Compliance
        12/16/65          June 2006); Senior     Officer (2003 to February 2006), New York Life Investment
                          Vice President and     Management LLC; Managing Director and Chief Compliance
                          Chief Compliance       Officer, New York Life Investment Management Holdings LLC
                          Officer since July     (2003 to present); Senior Managing Director, Compliance
                          2006                   (since March 2006) and Managing Director, Compliance (2003 to February 2006), NYLIFE Distributors LLC; Senior Vice
                                                 President and Chief Compliance Officer, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP Series Fund, Inc. (since
                                                 June 2006); Vice President--Compliance, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP Series Fund, Inc. (until
                                                 June 2006); Deputy Chief Compliance Officer, New York Life
                                                 Investment Management LLC (2002 to 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset Management (1999 to
                                                 2002).
        -----------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary since 2004   Managing Director and Associate General Counsel, New York
        MORRISON                                 Life Investment Management LLC (since 2004); Managing
        3/26/56                                  Director and Secretary, NYLIFE Distributors LLC; Secretary,
                                                 Eclipse Funds, Eclipse Funds Inc., and MainStay VP Series
                                                 Fund, Inc.; Chief Legal Officer--Mutual Funds and Vice
                                                 President and Corporate Counsel, The Prudential Insurance
                                                 Company of America (2000 to 2004).
        -----------------------------------------------------------------------------------------------------

        BRIAN A. MURDOCK  Chief Executive        Member of the Board of Managers and President (since 2004),
        3/14/56           Officer since July     and Chief Executive Officer (since July 2006), New York Life
                          2006                   Investment Management LLC and New York Life Investment
                                                 Management Holdings LLC; Senior Vice President, New York
                                                 Life Insurance Company (since 2004); Chairman of the Board and President, NYLIFE Distributors LLC (since 2004); Member of the Board of Managers, Madison Capital Funding LLC (since
                                                 2004); Member of the Board of Managers, NYLCAP Manager LLC
                                                 (since 2004); Chief Executive Officer, Eclipse Funds,
                                                 Eclipse Funds Inc. and MainStay VP Series Fund, Inc. (since
                                                 July 2006); Chief Operating Officer, Merrill Lynch
                                                 Investment Managers (2003 to 2004); Chief Investment
                                                 Officer, MLIM Europe and Asia (2001 to 2003); President of
                                                 Merrill Japan and Chairman of MLIM's Pacific Region (1999 to
                                                 2001).
        -----------------------------------------------------------------------------------------------------
        RICHARD W.        Vice President--Tax    Vice President, New York Life Insurance Company; Vice
        ZUCCARO           since 1991             President, New York Life Insurance and Annuity Corporation,
        12/12/49                                 New York Life Trust Company, FSB, NYLIFE Insurance Company
                                                 of Arizona, NYLIFE LLC, and NYLIFE Securities Inc.; Vice
                                                 President, Tax, NYLIFE Distributors LLC; Tax Vice President,
                                                 New York Life International, LLC, New York Life Trust
                                                 Company, and NYLIM Service Company LLC; Vice President--Tax,
                                                 Eclipse Funds and Eclipse Funds Inc. (since 1993), and
                                                 MainStay VP Series Fund, Inc. (since 1991).
        -----------------------------------------------------------------------------------------------------

                                                      www.mainstayfunds.com   27

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(2)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund(3)
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. Closed to new investors as of June 1, 2006.
4. An affiliate of New York Life Investment Management LLC.

                       Not part of the Semiannual Report

                       This page intentionally left blank

                       This page intentionally left blank

                       This page intentionally left blank

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)
------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C) 2006 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A08889         (RECYCLE LOGO)                       MS229-06  MSSV10-06/06

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    EQUITY INDEX FUND

                    Message from the President
                    and
                    Semiannual Report
                    Unaudited
                    April 30, 2006

MESSAGE FROM
THE PRESIDENT

Dear Shareholder,

The six months from November 1, 2005, through April 30, 2006, represented a generally positive period for the economy and for investors. Most U.S. stock indexes recorded strong returns for the six-month reporting period. According to Russell data, value stocks outperformed growth stocks among large-capitalization issues, while the reverse was true for mid-cap and small-cap stocks.

Strong demand kept prices for oil, metals, and several other commodities relatively high, which had a positive influence on energy and materials stocks and helped commodity-exporting emerging economies. Not all of the influence was positive, however. In the United States, rising fuel costs had a negative impact on airlines, automakers, and utilities.

According to preliminary estimates from the Bureau of Economic Analysis, real gross domestic product increased at an annual rate of 5.3% in the first quarter of 2006, up from 1.7% in the fourth quarter of 2005. Economic growth, elevated energy prices, and the potential for inflationary pressure moved the Federal Open Market Committee to raise the targeted federal funds rate four times during the reporting period, with a 25-basis-point increase on each occasion. (A basis point is one-hundredth of a percentage point.) At the end of April 2006, the federal funds target rate stood at 4.75%.

Rising interest rates affected different bonds in different ways, and for portions of the reporting period, the yield curve inverted with yields on two-, five-, and 10-year Treasurys exceeding those on 30-year Treasurys. By the end of April, however, the yield curve had regained a positive slope. Rising interest rates took a toll on bond prices, but many bond indexes recorded positive total returns for the six-month reporting period.

The yield differences (or spreads) between high-yield bonds and U.S. Treasurys were relatively narrow during the reporting period, which reduced the compensation investors received for taking on additional risk. Even so, default rates in the high-yield market remained near their historical lows. Convertible bonds were hurt by rising interest rates, but managed to capture a substantial percentage of the stock market's gain.

During the first-quarter of 2006, issuance in the leveraged-loan market was down relative to the same period a year ago, but noteworthy financings by Georgia Pacific and NRG provided abundant liquidity. As the pipeline for upcoming issues became less promising, spreads in the leveraged-loan market tended to contract. New-money issuance and refunding issuance also declined in the municipal bond market, but at the end of April 2006, insured municipal bonds yielded 88% of long Treasurys, making municipals one of the more attractive high-grade bond sectors.

At MainStay, we offer a wide variety of Funds that pursue their respective investment objectives by investing in appropriate segments of the market. Each Fund follows a disciplined investment approach that the portfolio manager seeks to consistently apply across various market environments. The investment objective, strategies, and process used by your Fund(s) are outlined in the prospectus.

It is our pleasure to announce that on May 17, 2006, Institutional Capital Corporation (ICAP), a premier value-equity institutional investment firm based in Chicago, signed a definitive agreement to join New York Life Investment Management. Subject to board and shareholder approval, ICAP's three mutual funds are expected to join the MainStay Fund family on or around August 31, 2006.

We are honored that you have chosen to invest with MainStay Funds. We hope that the breadth of our offerings, the quality of our service, and the performance of our Funds will encourage you to maintain a long-term perspective, regardless of how the markets may shift or your financial needs may evolve.

The semiannual report that follows gives you additional insight into the portfolio management decisions that affected the performance of your MainStay Fund investment during the six months ended April 30, 2006. Please read it carefully to gain broader perspective on the progress of your Fund.

Sincerely,


/s/ CHRISTOPHER O. BLUNT


Christopher O. Blunt
President


                       Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    EQUITY INDEX FUND

                    The MainStay Funds

                    Semiannual Report

                    Unaudited

                    April 30, 2006

TABLE OF CONTENTS

Semiannual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   8
--------------------------------------------------------------------------------

Portfolio of Investments                                                       9
--------------------------------------------------------------------------------

Financial Statements                                                          18
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 22
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                  26
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        26
--------------------------------------------------------------------------------

Special Meeting of Shareholders                                               26
--------------------------------------------------------------------------------

Trustees and Officers                                                         27

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 3% INITIAL SALES CHARGES
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX       ONE    FIVE     TEN
TOTAL RETURNS            MONTHS(1)   YEAR    YEARS   YEARS
----------------------------------------------------------
With sales charges          6.19%    11.40%  1.26%   7.77%
Excluding sales charges     9.48     14.85   1.88    8.10

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                 MAINSTAY EQUITY INDEX FUND               S&P 500 INDEX
                                                                 --------------------------               -------------
04/30/96                                                                    9700                              10000
04/30/97                                                                   12047                              12513
04/30/98                                                                   16844                              17652
04/30/99                                                                   20369                              21504
04/30/00                                                                   22226                              23682
04/30/01                                                                   19248                              20610
04/30/02                                                                   16659                              18008
04/30/03                                                                   14327                              15612
04/30/04                                                                   17438                              19183
04/30/05                                                                   18398                              20399
04/30/06                                                                   21129                              23544

                                                          SIX      ONE    FIVE     TEN
BENCHMARK PERFORMANCE                                    MONTHS   YEAR    YEARS   YEARS
---------------------------------------------------------------------------------------

S&P 500(R) Index(2)                                       9.64%   15.42%  2.70%   8.94%
Average Lipper S&P 500 Index objective fund(3)            9.38    14.82   2.13    8.47

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graph assumes an initial investment of $10,000 and reflects the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 3% and an annual 12b-1 fee of .25%. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees.
1. Performance figures shown for the six month period ended April 30, 2006 reflect nonrecurring reimbursements from affiliates for audit and legal costs and losses attributable to shareholder trading arrangements. (See Note 3(B) on page 24 of the Notes to Financial Statements for further explanation). If these nonrecurring reimbursements had not been made the total return would have been 9.38%.
2. "S&P 500(R)" and "S&P(R)" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use. Standard & Poor's does not sponsor, endorse, sell, or promote the Fund or represent the advisability of investing in the Fund. The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. The S&P 500(R) Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
3. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

                                                       www.mainstayfunds.com   5

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY EQUITY INDEX FUND

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2005, to April 30, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2005, through April 30, 2006.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six months ended April 30, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                              ENDING ACCOUNT
                                                      ENDING ACCOUNT                           VALUE (BASED
                                                       VALUE (BASED                          ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL           EXPENSES          5% ANNUALIZED          EXPENSES
                                       ACCOUNT         RETURNS AND            PAID              RETURN AND             PAID
                                        VALUE           EXPENSES)            DURING          ACTUAL EXPENSES)         DURING
SHARE CLASS                            11/1/05           4/30/06           PERIOD(1,2)           4/30/06            PERIOD(1,2)

CLASS A SHARES                        $1,000.00         $1,095.15             $3.38             $1,021.75              $3.26
-------------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of 0.65% multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).

2. Amount includes nonrecurring reimbursements from affiliates for audit and legal costs and losses attributable to shareholder trading arrangements (See
   Note 3(B) on page 24 of the Notes to Financial Statements for further explanation). If these nonrecurring reimbursements had not been made, the actual expenses paid would have been $3.43 and the hypothetical expenses paid would have been $3.31.

 6 MainStay Equity Index Fund

PORTFOLIO COMPOSITION AS OF APRIL 30, 2006

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                     93.6
Short-Term Investments (collateral from securities lending                        12.4
  is 5.9%)
Liabilities in Excess of Cash and Other Assets                                    (6.0)

See Portfolio of Investments on page 9 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  ExxonMobil Corp.
 2.  General Electric Co.
 3.  Citigroup, Inc.
 4.  Bank of America Corp.
 5.  Microsoft Corp.
 6.  Procter & Gamble Co. (The)
 7.  Pfizer, Inc.
 8.  Johnson & Johnson
 9.  American International Group, Inc.
10.  JPMorgan Chase & Co.

                                                       www.mainstayfunds.com   7

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Francis J. Ok of New York Life Investment Management LLC

HOW DID MAINSTAY EQUITY INDEX FUND PERFORM RELATIVE TO ITS BENCHMARK AND ITS PEERS DURING THE SIX-MONTH REPORTING PERIOD?

Excluding all sales charges, MainStay Equity Index Fund returned 9.48% for Class A shares for the six months ended April 30, 2006. The Fund underperformed the 9.64% return of the S&P 500(R) Index(1) for the six-month period. Since the Fund incurs trading costs and expenses that the Index does not, there will be times when the Fund underperforms the Index. The Fund outperformed the 9.38% return of the average Lipper(2) S&P 500 Index objective fund for the six months ended April 30, 2006.

DURING THE REPORTING PERIOD, WHICH SECTORS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S PERFORMANCE AND WHICH SECTORS WERE THE WEAKEST?

On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest positive contributions to the Fund's performance were financials, industrials, and energy. Financials is the largest sector in the S&P 500(R) Index. The sectors that made the weakest contributions to the Fund's performance were utilities and consumer staples. Utilities has the second-smallest sector weighting in the Index.

DURING REPORTING PERIOD, WHICH STOCKS HAD THE HIGHEST TOTAL RETURNS AND WHICH ONES HAD THE LOWEST?

For the six months ended April 30, 2006, the stock with the highest total return in the S&P 500(R) Index was Allegheny Technologies. United States Steel was second, followed by NuCor. During the same period, the weakest-performing stock in the Index in terms of total return was Calpine. The second-worst total return came from Dana, and the third-worst performer was Bausch & Lomb.

DURING THE REPORTING PERIOD, WHICH STOCKS WERE THE GREATEST POSITIVE CONTRIBUTORS TO THE FUND'S PERFORMANCE AND WHICH WERE THE GREATEST DETRACTORS?

On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the greatest positive contribution to the Fund's total return were ExxonMobil, JPMorgan Chase, and Pfizer. The weakest contributors in terms of impact were UnitedHealth Group, Dell, and Intel.

WERE THERE ANY CHANGES IN THE MAKEUP OF THE S&P 500(R) INDEX DURING THE REPORTING PERIOD?

The Fund seeks to track the performance and weightings of stocks in the S&P 500(R) Index. The Index itself, however, may change from time to time as companies merge, divest units, add to their market capitalization, or face financial difficulties. In addition, Standard & Poor's may occasionally adjust the Index to better reflect the companies that it believes are most representative of the makeup of the U.S. economy. During the six-months ended April 30, 2006, there were 17 additions to and 17 deletions from the S&P 500(R) Index. The most notable change was the addition of Google in March 2006.

WERE THERE ANY INCREASES OR DECREASES IN THE FUND'S SECTOR WEIGHTINGS DURING THE REPORTING PERIOD?

The Fund's weightings in the energy and industrials sectors increased during the reporting period to reflect increases in the weightings of these sectors in the S&P 500(R) Index. The Fund's weightings in the consumer staples and health care sectors decreased to reflect decreases in the weightings of these sectors in the Index.


The Fund was closed to new purchases as of January 1, 2002.
Index funds generally seek to reflect the performance of an index or an allocation among indices, unlike other funds, whose objectives may, in some cases, involve seeking to outperform an index or other benchmark. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.
1. See footnote on page 5 for more information on the S&P 500(R) Index.
2. See footnote on page 5 for more information on Lipper Inc.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 8 MainStay Equity Index Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2006 UNAUDITED


                                                         SHARES          VALUE
COMMON STOCKS (93.6%)+
------------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.3%)
Boeing Co. (The)                                         33,652   $  2,808,259
General Dynamics Corp.                                   16,866      1,106,747
Goodrich Corp.                                            5,248        233,536
Honeywell International, Inc.                            35,079      1,490,858
L-3 Communications Holdings, Inc.                         5,164        421,899
Lockheed Martin Corp.                                    15,100      1,146,090
Northrop Grumman Corp.                                   14,796        989,852
Raytheon Co.                                             18,733        829,310
Rockwell Collins, Inc.                                    7,389        422,651
United Technologies Corp.                                42,828      2,690,027
                                                                  ------------
                                                                    12,139,229
                                                                  ------------
AIR FREIGHT & LOGISTICS (1.0%)
FedEx Corp.                                              12,864      1,481,032
United Parcel Service, Inc. Class B                      45,959      3,725,896
                                                                  ------------
                                                                     5,206,928
                                                                  ------------
AIRLINES (0.1%)
Southwest Airlines Co.                                   29,898        484,946
                                                                  ------------

AUTO COMPONENTS (0.2%)
Cooper Tire & Rubber Co. (a)                              2,663         33,820
Goodyear Tire &
  Rubber Co. (The) (a)(b)                                 7,245        101,430
Johnson Controls, Inc.                                    8,106        661,044
                                                                  ------------
                                                                       796,294
                                                                  ------------
AUTOMOBILES (0.3%)
Ford Motor Co. (a)                                       78,209        543,553
General Motors Corp. (a)                                 23,820        545,002
Harley-Davidson, Inc.                                    11,586        589,032
                                                                  ------------
                                                                     1,677,587
                                                                  ------------
BEVERAGES (1.9%)
Anheuser-Busch Cos., Inc.                                32,731      1,459,148
Brown-Forman Corp. Class B                                3,472        258,664
Coca-Cola Co. (The) (c)                                  86,746      3,639,862
Coca-Cola Enterprises, Inc.                              12,673        247,504
Constellation Brands, Inc. Class A (b)                    8,035        198,464
Molson Coors Brewing Co. Class B                          2,465        182,065
Pepsi Bottling Group, Inc. (The)                          5,864        188,234
PepsiCo, Inc.                                            69,895      4,070,685
                                                                  ------------
                                                                    10,244,626
                                                                  ------------
BIOTECHNOLOGY (1.1%)
Amgen, Inc. (b)                                          49,333      3,339,844
Biogen Idec, Inc. (b)                                    14,555        652,792
Genzyme Corp. (b)                                        10,896        666,399


                                                         SHARES          VALUE
BIOTECHNOLOGY (CONTINUED)
Gilead Sciences, Inc. (b)                                19,486   $  1,120,445
MedImmune, Inc. (b)                                      10,820        340,505
                                                                  ------------
                                                                     6,119,985
                                                                  ------------
BUILDING PRODUCTS (0.2%)
American Standard Cos., Inc.                              7,710        335,616
Masco Corp.                                              17,510        558,569
                                                                  ------------
                                                                       894,185
                                                                  ------------
CAPITAL MARKETS (3.4%)
Ameriprise Financial, Inc.                               10,588        519,236
Bank of New York Co., Inc. (The)                         32,735      1,150,635
Bear Stearns Cos., Inc. (The)                             4,988        710,840
Charles Schwab Corp. (The)                               43,690        782,051
E*TRADE Financial Corp. (b)                              17,678        439,829
Federated Investors, Inc. Class B                         3,556        124,816
Franklin Resources, Inc.                                  6,484        603,790
Goldman Sachs Group, Inc. (The)                          18,357      2,942,444
Janus Capital Group, Inc.                                 9,125        177,572
Legg Mason, Inc.                                          5,200        616,096
Lehman Brothers Holdings, Inc.                           11,402      1,723,412
Mellon Financial Corp.                                   17,613        662,777
Merrill Lynch & Co., Inc.                                38,752      2,955,228
Morgan Stanley                                           45,177      2,904,881
Northern Trust Corp.                                      7,809        459,872
State Street Corp.                                       14,126        922,710
T. Rowe Price Group, Inc.                                 5,525        465,150
                                                                  ------------
                                                                    18,161,339
                                                                  ------------
CHEMICALS (1.5%)
Air Products & Chemicals, Inc.                            9,417        645,253
Ashland, Inc.                                             3,065        201,738
Dow Chemical Co. (The)                                   40,876      1,659,974
E.I. du Pont de
  Nemours & Co. (a)                                      38,833      1,712,535
Eastman Chemical Co.                                      3,376        183,486
Ecolab, Inc.                                              7,715        291,627
Engelhard Corp.                                           5,060        194,355
Hercules, Inc. (b)                                        4,587         65,181
International Flavors & Fragrances, Inc.                  3,284        116,024
Monsanto Co.                                             11,362        947,591
PPG Industries, Inc.                                      6,933        465,343
Praxair, Inc.                                            13,618        764,378
Rohm & Haas Co.                                           6,112        309,267
Sigma-Aldrich Corp. (a)                                   2,877        197,391
                                                                  ------------
                                                                     7,754,143
                                                                  ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.    www.mainstayfunds.com   9


                                                         SHARES          VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
COMMERCIAL BANKS (5.8%)
AmSouth Bancorporation                                   14,734   $    426,402
V  Bank of America Corp.                                195,520      9,760,358
BB&T Corp.                                               22,494        965,892
Comerica, Inc.                                            7,056        401,275
Compass Bancshares, Inc.                                  5,204        286,012
Fifth Third Bancorp (a)                                  23,449        947,809
First Horizon National Corp.                              5,320        225,674
Huntington Bancshares, Inc. (a)                          10,702        258,453
KeyCorp (a)                                              17,234        658,683
M&T Bank Corp.                                            3,361        401,303
Marshall & Ilsley Corp. (a)                               9,306        425,470
National City Corp.                                      23,200        856,080
North Fork Bancorporation, Inc.                          20,136        606,698
PNC Financial Services Group, Inc.                       12,338        881,797
Regions Financial Corp.                                  19,301        704,680
SunTrust Banks, Inc.                                     15,618      1,207,740
Synovus Financial Corp.                                  13,240        370,720
U.S. Bancorp                                             76,078      2,391,892
Wachovia Corp.                                           68,310      4,088,353
Wells Fargo & Co.                                        70,550      4,846,079
Zions Bancorporation                                      4,436        368,321
                                                                  ------------
                                                                    31,079,691
                                                                  ------------
COMMERCIAL SERVICES & SUPPLIES (0.7%)
Allied Waste Industries, Inc. (a)(b)                     10,197        144,390
Avery Dennison Corp.                                      4,687        292,937
Cendant Corp.                                            42,562        741,856
Cintas Corp.                                              5,820        244,324
Equifax, Inc.                                             5,597        215,708
Monster Worldwide, Inc. (a)(b)                            5,360        307,664
Pitney Bowes, Inc.                                        9,510        397,993
R.R. Donnelley & Sons Co.                                 9,155        308,432
Robert Half International, Inc.                           7,103        300,244
Waste Management, Inc.                                   23,297        872,706
                                                                  ------------
                                                                     3,826,254
                                                                  ------------
COMMUNICATIONS EQUIPMENT (2.8%)
ADC Telecommunications, Inc. (b)                          4,716        105,591
Andrew Corp. (b)                                          6,538         69,172
Avaya, Inc. (b)                                          17,894        214,728
CIENA Corp. (b)                                          23,455         95,931
Cisco Systems, Inc. (b)                                 258,934      5,424,667
Comverse Technology, Inc. (b)                             8,123        183,986
Corning, Inc. (b)                                        65,433      1,807,914
JDS Uniphase Corp. (b)                                   69,203        241,518
Lucent Technologies, Inc. (b)                           187,201        522,291
Motorola, Inc.                                          105,561      2,253,727


                                                         SHARES          VALUE
COMMUNICATIONS EQUIPMENT (CONTINUED)
QUALCOMM, Inc.                                           69,894   $  3,588,358
Tellabs, Inc. (b)                                        19,066        302,196
                                                                  ------------
                                                                    14,810,079
                                                                  ------------
COMPUTERS & PERIPHERALS (3.3%)
Apple Computer, Inc. (b)                                 36,002      2,534,181
Dell, Inc. (b)                                           99,481      2,606,402
EMC Corp. (b)                                           100,410      1,356,539
Gateway, Inc. (b)                                        12,772         28,098
Hewlett-Packard Co.                                     119,401      3,876,950
International Business Machines Corp.                    66,025      5,436,498
Lexmark International, Inc. Class A (b)                   4,524        220,319
NCR Corp. (b)                                             7,729        304,523
Network Appliance, Inc. (b)                              15,776        584,816
QLogic Corp. (b)                                          6,648        138,345
Sun Microsystems, Inc. (b)                              146,104        730,520
                                                                  ------------
                                                                    17,817,191
                                                                  ------------
CONSTRUCTION & ENGINEERING (0.1%)
Fluor Corp.                                               3,660        340,051
                                                                  ------------

CONSTRUCTION MATERIALS (0.1%)
Vulcan Materials Co.                                      4,358        370,256
                                                                  ------------

CONSUMER FINANCE (0.9%)
American Express Co.                                     52,234      2,810,712
Capital One Financial Corp.                              12,728      1,102,754
SLM Corp.                                                17,574        929,313
                                                                  ------------
                                                                     4,842,779
                                                                  ------------
CONTAINERS & PACKAGING (0.2%)
Ball Corp.                                                4,342        173,593
Bemis Co., Inc.                                           4,446        139,871
Pactiv Corp. (b)                                          6,214        151,249
Sealed Air Corp.                                          3,476        187,183
Temple-Inland, Inc.                                       4,856        225,513
                                                                  ------------
                                                                       877,409
                                                                  ------------
DISTRIBUTORS (0.1%)
Genuine Parts Co. (a)                                     7,168        312,883
                                                                  ------------

DIVERSIFIED CONSUMER SERVICES (0.1%)
Apollo Group, Inc. Class A (b)                            6,140        335,490
H&R Block, Inc.                                          13,844        316,059
                                                                  ------------
                                                                       651,549
                                                                  ------------
DIVERSIFIED FINANCIAL SERVICES (3.4%)
CIT Group, Inc.                                           8,472        457,573
V  Citigroup, Inc.                                      210,144     10,496,693

 10 MainStay Equity Index Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES          VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
V  JPMorgan Chase & Co.                                 146,752   $  6,659,606
Moody's Corp.                                            10,233        634,548
                                                                  ------------
                                                                    18,248,420
                                                                  ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.2%)
AT&T, Inc.                                              163,318      4,280,565
BellSouth Corp.                                          75,885      2,563,395
CenturyTel, Inc.                                          4,855        183,033
Citizens Communications Co.                              13,874        184,247
Qwest Communications International, Inc. (a)(b)          65,511        439,579
Verizon Communications, Inc.                            123,567      4,081,418
                                                                  ------------
                                                                    11,732,237
                                                                  ------------
ELECTRIC UTILITIES (1.3%)
Allegheny Energy, Inc. (b)                                6,787        241,821
American Electric Power Co., Inc.                        16,544        553,562
Edison International                                     13,796        557,496
Entergy Corp.                                             8,764        612,954
Exelon Corp.                                             28,133      1,519,182
FirstEnergy Corp.                                        13,868        703,246
FPL Group, Inc.                                          17,027        674,269
Pinnacle West Capital Corp.                               3,952        158,475
PPL Corp.                                                15,906        461,910
Progress Energy, Inc. (a)                                10,463        447,816
Southern Co. (The)                                       31,508      1,015,503
                                                                  ------------
                                                                     6,946,234
                                                                  ------------
ELECTRICAL EQUIPMENT (0.5%)
American Power Conversion Corp.                           7,497        166,733
Cooper Industries, Ltd. Class A                           3,788        346,413
Emerson Electric Co.                                     17,320      1,471,334
Rockwell Automation, Inc.                                 7,599        550,624
                                                                  ------------
                                                                     2,535,104
                                                                  ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.3%)
Agilent Technologies, Inc. (b)                           18,137        696,824
Jabil Circuit, Inc. (b)                                   7,338        286,109
Molex, Inc.                                               6,140        227,917
Sanmina-SCI Corp. (b)                                    21,486        111,512
Solectron Corp. (b)                                      40,387        161,548
Symbol Technologies, Inc.                                11,173        118,992
Tektronix, Inc.                                           3,697        130,578
                                                                  ------------
                                                                     1,733,480
                                                                  ------------
ENERGY EQUIPMENT & SERVICES (1.9%)
Baker Hughes, Inc.                                       14,502      1,172,197
BJ Services Co.                                          13,606        517,708
Halliburton Co.                                          21,803      1,703,904
Nabors Industries, Ltd. (b)                              13,188        492,308
National-Oilwell Varco, Inc. (b)                          7,399        510,309


                                                         SHARES          VALUE
ENERGY EQUIPMENT & SERVICES (CONTINUED)
Noble Corp.                                               5,713   $    450,984
Rowan Cos., Inc.                                          4,368        193,633
Schlumberger, Ltd.                                       49,718      3,437,503
Transocean, Inc. (b)                                     13,705      1,111,064
Weatherford International, Ltd. (b)                      14,608        773,201
                                                                  ------------
                                                                    10,362,811
                                                                  ------------
FOOD & STAPLES RETAILING (2.1%)
Albertson's, Inc. (a)                                    15,536        393,527
Costco Wholesale Corp.                                   20,163      1,097,472
CVS Corp. (a)                                            34,592      1,028,074
Kroger Co. (The) (b)                                     30,245        612,764
Safeway, Inc.                                            19,033        478,299
SUPERVALU, Inc.                                           5,560        161,296
Sysco Corp.                                              26,333        787,093
Walgreen Co.                                             42,717      1,791,124
Wal-Mart Stores, Inc.                                   105,173      4,735,940
Whole Foods Market, Inc.                                  5,764        353,794
                                                                  ------------
                                                                    11,439,383
                                                                  ------------
FOOD PRODUCTS (1.0%)
Archer-Daniels-Midland Co.                               27,632      1,004,147
Campbell Soup Co. (a)                                     7,795        250,531
ConAgra Foods, Inc.                                      21,771        493,766
Dean Foods Co. (b)                                        5,700        225,777
General Mills, Inc.                                      15,125        746,267
H.J. Heinz Co. (a)                                       14,194        589,193
Hershey Co. (The)                                         7,725        412,052
Kellogg Co. (The)                                        10,786        499,500
McCormick & Co., Inc.                                     5,628        196,023
Sara Lee Corp.                                           32,014        572,090
Tyson Foods, Inc. Class A                                10,292        150,263
Wm. Wrigley Jr. Co.                                       9,354        440,293
Wm. Wrigley Jr. Co. Class B                                   1             24
                                                                  ------------
                                                                     5,579,926
                                                                  ------------
GAS UTILITIES (0.0%)++
Nicor, Inc. (a)                                           1,814         71,853
Peoples Energy Corp. (a)                                  1,553         56,420
                                                                  ------------
                                                                       128,273
                                                                  ------------
HEALTH CARE EQUIPMENT & SUPPLIES (1.5%)
Bausch & Lomb, Inc. (a)                                   2,206        107,984
Baxter International, Inc.                               27,321      1,030,002
Becton, Dickinson & Co.                                  10,374        653,977
Biomet, Inc. (a)                                         10,416        387,267
Boston Scientific Corp. (b)                              48,947      1,137,528
C.R. Bard, Inc. (a)                                       4,389        326,805
Hospira, Inc. (b)                                         6,730        259,442
Medtronic, Inc.                                          51,001      2,556,170
St. Jude Medical, Inc. (b)                               15,311        604,478

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   11


                                                         SHARES          VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES (CONTINUED)
Stryker Corp.                                            12,336   $    539,700
Zimmer Holdings, Inc. (b)                                10,359        651,581
                                                                  ------------
                                                                     8,254,934
                                                                  ------------
HEALTH CARE PROVIDERS & SERVICES (2.5%)
Aetna, Inc.                                              24,119        928,582
AmerisourceBergen Corp.                                   8,803        379,849
Cardinal Health, Inc.                                    17,785      1,197,820
Caremark Rx, Inc. (b)                                    18,887        860,303
CIGNA Corp.                                               5,079        543,453
Coventry Health Care, Inc. (b)                            6,786        337,061
Express Scripts, Inc. (b)                                 6,800        531,352
HCA, Inc.                                                17,189        754,425
Health Management Associates, Inc. Class A (a)           10,013        207,369
Humana, Inc. (b)                                          6,822        308,218
Laboratory Corp. of America Holdings (b)                  5,255        300,061
Manor Care, Inc.                                          3,322        145,670
McKesson Corp.                                           12,934        628,463
Medco Health Solutions, Inc. (b)                         13,004        692,203
Patterson Cos., Inc. (a)(b)                               5,762        187,726
Quest Diagnostics, Inc.                                   6,970        388,438
Tenet Healthcare Corp. (b)                               19,286        160,460
UnitedHealth Group, Inc.                                 57,105      2,840,403
WellPoint, Inc. (b)                                      27,873      1,978,983
                                                                  ------------
                                                                    13,370,839
                                                                  ------------
HEALTH CARE TECHNOLOGY (0.0%)++
IMS Health, Inc.                                          8,717        236,928
                                                                  ------------
HOTELS, RESTAURANTS & LEISURE (1.4%)
Carnival Corp. (a)                                       18,337        858,538
Darden Restaurants, Inc.                                  5,618        222,473
Harrah's Entertainment, Inc.                              7,750        632,710
Hilton Hotels Corp.                                      13,763        370,775
International Game Technology                            14,278        541,565
Marriott International, Inc. Class A                      6,850        500,530
McDonald's Corp.                                         52,983      1,831,622
Starbucks Corp. (b)                                      32,187      1,199,609
Starwood Hotels & Resorts Worldwide, Inc.                 9,189        527,265
Wendy's International, Inc.                               4,854        299,880
Yum! Brands, Inc.                                        11,626        600,832
                                                                  ------------
                                                                     7,585,799
                                                                  ------------
HOUSEHOLD DURABLES (0.7%)
Black & Decker Corp. (The)                                3,263        305,449
Centex Corp.                                              5,214        289,898


                                                         SHARES          VALUE
HOUSEHOLD DURABLES (CONTINUED)
D.R. Horton, Inc.                                        11,452   $    343,789
Fortune Brands, Inc.                                      6,175        495,853
Harman International Industries, Inc.                     2,791        245,580
KB HOME (a)                                               3,252        200,226
Leggett & Platt, Inc.                                     7,934        210,489
Lennar Corp. Class A                                      5,768        316,836
Newell Rubbermaid, Inc.                                  11,315        310,257
Pulte Homes, Inc.                                         9,056        338,242
Snap-on, Inc. (a)                                         2,405         99,808
Stanley Works (The) (a)                                   3,124        163,229
Whirlpool Corp.                                           3,219        288,905
                                                                  ------------
                                                                     3,608,561
                                                                  ------------
HOUSEHOLD PRODUCTS (2.0%)
Clorox Co. (The)                                          6,426        412,421
Colgate-Palmolive Co.                                    21,664      1,280,776
Kimberly-Clark Corp.                                     19,429      1,137,179
V  Procter & Gamble Co. (The)                           138,460      8,059,757
                                                                  ------------
                                                                    10,890,133
                                                                  ------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.4%)
AES Corp. (The) (b)                                      27,432        465,521
Constellation Energy Group, Inc.                          7,527        413,383
Dynegy, Inc. Class A (a)(b)                              13,939         69,277
TXU Corp.                                                19,591        972,301
                                                                  ------------
                                                                     1,920,482
                                                                  ------------
INDUSTRIAL CONGLOMERATES (3.9%)
3M Co.                                                   31,831      2,719,322
V  General Electric Co. (c)                             438,838     15,179,406
Textron, Inc.                                             5,635        506,868
Tyco International, Ltd.                                 85,113      2,242,728
                                                                  ------------
                                                                    20,648,324
                                                                  ------------
INSURANCE (4.5%)
ACE, Ltd.                                                13,534        751,678
AFLAC, Inc.                                              21,133      1,004,663
Allstate Corp. (The)                                     27,330      1,543,872
Ambac Financial Group, Inc.                               4,440        365,678
V  American International Group, Inc.                   109,234      7,127,519
Aon Corp.                                                13,567        568,593
Chubb Corp. (The)                                        16,918        871,954
Cincinnati Financial Corp.                                7,366        314,086
Genworth Financial, Inc. Class A                         15,880        527,216
Hartford Financial Services Group, Inc. (The)            12,806      1,177,256
Lincoln National Corp.                                   12,039        699,225
Loews Corp.                                               5,701        605,161
Marsh & McLennan Cos., Inc.                              23,136        709,581
MBIA, Inc. (a)                                            5,689        339,235
MetLife, Inc.                                            32,014      1,667,929

 12 MainStay Equity Index Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES          VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
INSURANCE (CONTINUED)
Principal Financial Group, Inc.                          11,791   $    604,996
Progressive Corp. (The)                                   8,310        901,884
Prudential Financial, Inc.                               20,964      1,637,917
SAFECO Corp.                                              5,297        274,914
St. Paul Travelers Cos., Inc. (The)                      29,458      1,297,036
Torchmark Corp.                                           4,534        272,539
UnumProvident Corp. (a)                                  12,185        247,477
XL Capital, Ltd. Class A                                  7,366        485,346
                                                                  ------------
                                                                    23,995,755
                                                                  ------------
INTERNET & CATALOG RETAIL (0.1%)
Amazon.com, Inc. (a)(b)                                  12,978        456,955
                                                                  ------------

INTERNET SOFTWARE & SERVICES (1.4%)
eBay, Inc. (b)                                           48,657      1,674,287
Google, Inc. Class A (b)                                  8,500      3,552,490
VeriSign, Inc. (b)                                       10,836        254,863
Yahoo!, Inc. (b)                                         53,234      1,745,011
                                                                  ------------
                                                                     7,226,651
                                                                  ------------
IT SERVICES (1.0%)
Affiliated Computer Services, Inc. Class A (b)            4,968        277,016
Automatic Data Processing, Inc.                          24,469      1,078,594
Computer Sciences Corp. (b)                               7,865        460,496
Convergys Corp. (b)                                       5,853        113,958
Electronic Data Systems Corp.                            21,951        594,433
First Data Corp.                                         32,352      1,542,867
Fiserv, Inc. (b)                                          7,752        349,460
Paychex, Inc.                                            14,143        571,236
Sabre Holdings Corp. Class A                              5,437        125,540
Unisys Corp. (a)(b)                                      13,825         86,268
                                                                  ------------
                                                                     5,199,868
                                                                  ------------
LEISURE EQUIPMENT & PRODUCTS (0.2%)
Brunswick Corp.                                           4,003        156,998
Eastman Kodak Co. (a)                                    12,144        327,402
Hasbro, Inc.                                              7,488        147,589
Mattel, Inc.                                             16,378        264,996
                                                                  ------------
                                                                       896,985
                                                                  ------------
LIFE SCIENCES TOOLS & SERVICES (0.2%)
Applera Corp.--Applied Biosystems Group                   8,150        235,046
Fisher Scientific International, Inc. (b)                 5,070        357,689
Millipore Corp. (a)(b)                                    2,200        162,316
PerkinElmer, Inc.                                         5,297        113,568


                                                         SHARES          VALUE
LIFE SCIENCES TOOLS & SERVICES (CONTINUED)
Thermo Electron Corp. (b)                                 6,746   $    259,991
Waters Corp. (b)                                          4,388        198,864
                                                                  ------------
                                                                     1,327,474
                                                                  ------------
MACHINERY (1.5%)
Caterpillar, Inc.                                        28,315      2,144,578
Cummins, Inc.                                             1,982        207,119
Danaher Corp. (a)                                        10,026        642,767
Deere & Co.                                               9,885        867,705
Dover Corp.                                               8,609        428,298
Eaton Corp.                                               6,381        489,104
Illinois Tool Works, Inc. (a)                             8,648        888,150
Ingersoll-Rand Co. Class A                               13,949        610,269
ITT Industries, Inc.                                      7,763        436,513
Navistar International Corp. (b)                          2,792         73,653
PACCAR, Inc. (a)                                          7,146        514,012
Pall Corp.                                                5,085        153,465
Parker Hannifin Corp.                                     5,109        414,084
                                                                  ------------
                                                                     7,869,717
                                                                  ------------
MEDIA (3.1%)
CBS Corp. Class B (a)                                    32,534        828,641
Clear Channel Communications, Inc.                       21,851        623,409
Comcast Corp. Class A (b)                                90,346      2,796,209
Dow Jones & Co., Inc. (a)                                 2,551         94,310
E.W. Scripps Co. (The) Class A                            3,611        166,395
Gannett Co., Inc.                                        10,153        558,415
Interpublic Group of Cos., Inc. (The) (a)(b)             17,237        165,130
Knight-Ridder, Inc. (a)                                   2,862        177,444
McGraw-Hill Cos., Inc. (The)                             15,506        863,064
Meredith Corp.                                            1,921         95,282
New York Times Co. (The) Class A (a)                      6,030        149,484
News Corp. Class A                                      101,461      1,741,071
Omnicom Group, Inc.                                       7,542        678,855
Time Warner, Inc.                                       190,375      3,312,525
Tribune Co.                                              11,115        320,445
Univision Communications, Inc. Class A (b)                9,441        336,949
Viacom, Inc. Class B (b)                                 32,581      1,297,701
Walt Disney Co. (The)                                    80,969      2,263,893
                                                                  ------------
                                                                    16,469,222
                                                                  ------------
METALS & MINING (0.9%)
Alcoa, Inc.                                              36,792      1,242,834
Allegheny Technologies, Inc.                              3,602        249,763
Freeport-McMoRan Copper & Gold, Inc. Class B              7,833        505,855
Newmont Mining Corp.                                     18,898      1,102,887
Nucor Corp. (a)                                           6,652        723,871

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   13


                                                         SHARES          VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
METALS & MINING (CONTINUED)
Phelps Dodge Corp.                                        8,710   $    750,715
United States Steel Corp. (a)                             4,536        310,716
                                                                  ------------
                                                                     4,886,641
                                                                  ------------
MULTILINE RETAIL (1.1%)
Big Lots, Inc. (a)(b)                                     4,587         66,282
Dillard's, Inc. Class A                                   2,564         66,869
Dollar General Corp.                                     13,540        236,408
Family Dollar Stores, Inc. (a)                            6,522        163,050
Federated Department Stores, Inc.                        11,472        893,095
J.C. Penney Co., Inc.                                     9,800        641,508
Kohl's Corp. (b)                                         14,505        809,959
Nordstrom, Inc.                                           9,305        356,661
Sears Holdings Corp. (b)                                  4,236        608,671
Target Corp.                                             37,095      1,969,745
                                                                  ------------
                                                                     5,812,248
                                                                  ------------
MULTI-UTILITIES (1.3%)
Ameren Corp.                                              8,500        428,145
CenterPoint Energy, Inc.                                 13,003        156,296
CMS Energy Corp. (b)                                      8,805        117,283
Consolidated Edison, Inc. (a)                            10,404        448,620
Dominion Resources, Inc. (a)                             14,595      1,092,728
DTE Energy Co.                                            7,487        305,320
Duke Energy Corp. (a)                                    51,994      1,514,065
KeySpan Corp.                                             7,364        297,358
NiSource, Inc. (a)                                       11,199        236,411
PG&E Corp.                                               14,576        580,708
Public Service Enterprise Group, Inc.                    10,573        662,927
Sempra Energy                                            10,896        501,434
TECO Energy, Inc.                                         8,493        135,718
Xcel Energy, Inc. (a)                                    17,047        321,165
                                                                  ------------
                                                                     6,798,178
                                                                  ------------
OFFICE ELECTRONICS (0.1%)
Xerox Corp. (a)(b)                                       39,352        552,502
                                                                  ------------
OIL, GAS & CONSUMABLE FUELS (7.4%)
Amerada Hess Corp.                                        3,335        477,805
Anadarko Petroleum Corp.                                  9,732      1,020,108
Apache Corp.                                             13,911        988,377
Chesapeake Energy Corp. (a)                              15,800        500,544
Chevron Corp.                                            93,694      5,717,208
ConocoPhillips                                           69,425      4,644,532
Devon Energy Corp.                                       18,754      1,127,303
El Paso Corp.                                            27,712        357,762
EOG Resources, Inc.                                      10,266        720,981
V  ExxonMobil Corp.                                     257,038     16,213,957


                                                         SHARES          VALUE
OIL, GAS & CONSUMABLE FUELS (CONTINUED)
Hugoton Royalty Trust                                         1   $         12
Kerr-McGee Corp.                                          4,842        483,522
Kinder Morgan, Inc.                                       4,501        396,178
Marathon Oil Corp.                                       15,412      1,223,096
Murphy Oil Corp.                                          6,979        350,206
Occidental Petroleum Corp.                               18,153      1,865,039
Sunoco, Inc.                                              5,745        465,575
Valero Energy Corp.                                      26,216      1,697,224
Williams Cos., Inc. (The)                                25,130        551,101
XTO Energy, Inc. (a)                                     15,393        651,894
                                                                  ------------
                                                                    39,452,424
                                                                  ------------
PAPER & FOREST PRODUCTS (0.3%)
International Paper Co.                                  20,832        757,243
Louisiana-Pacific Corp.                                   4,568        125,985
MeadWestvaco Corp.                                        7,629        217,503
Weyerhaeuser Co. (a)                                     10,302        725,982
                                                                  ------------
                                                                     1,826,713
                                                                  ------------
PERSONAL PRODUCTS (0.2%)
Alberto-Culver Co.                                        3,084        138,687
Avon Products, Inc. (a)                                  19,040        620,894
Estee Lauder Cos., Inc. (The) Class A                     5,054        187,604
                                                                  ------------
                                                                       947,185
                                                                  ------------
PHARMACEUTICALS (5.9%)
Abbott Laboratories                                      64,739      2,766,945
Allergan, Inc. (a)                                        6,379        655,251
Barr Pharmaceuticals, Inc. (b)                            4,499        272,414
Bristol-Myers Squibb Co.                                 82,685      2,098,545
Eli Lilly & Co.                                          47,738      2,526,295
Forest Laboratories, Inc. (b)                            13,833        558,577
V  Johnson & Johnson                                    125,300      7,343,833
King Pharmaceuticals, Inc. (b)                            9,936        172,787
Merck & Co., Inc.                                        92,345      3,178,515
Mylan Laboratories, Inc.                                  8,977        196,058
V  Pfizer, Inc.                                         309,756      7,846,120
Schering-Plough Corp.                                    61,916      1,196,217
Watson Pharmaceuticals, Inc. (b)                          4,572        130,028
Wyeth                                                    56,746      2,761,828
                                                                  ------------
                                                                    31,703,413
                                                                  ------------
REAL ESTATE INVESTMENT TRUSTS (0.8%)
Apartment Investment & Management Co. Class A             4,057        181,307
Archstone-Smith Trust                                     8,982        439,040
Boston Properties, Inc. (a)                               3,800        335,426
Equity Office Properties Trust                           15,596        503,751
Equity Residential                                       12,240        549,209
Kimco Realty Corp. (a)                                    8,500        315,605
Plum Creek Timber Co., Inc.                               7,785        282,596
ProLogis (a)                                             10,482        526,406

 14 MainStay Equity Index Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES          VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
Public Storage, Inc.                                      3,482   $    267,696
Simon Property Group, Inc. (a)                            7,741        633,833
Vornado Realty Trust (a)                                  4,892        467,871
                                                                  ------------
                                                                     4,502,740
                                                                  ------------
ROAD & RAIL (0.7%)
Burlington Northern Santa Fe Corp.                       15,698      1,248,462
CSX Corp.                                                 9,311        637,710
Norfolk Southern Corp.                                   17,348        936,792
Ryder System, Inc. (a)                                    2,664        138,928
Union Pacific Corp.                                      11,131      1,015,259
                                                                  ------------
                                                                     3,977,151
                                                                  ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.8%)
Advanced Micro Devices, Inc. (b)                         20,292        656,446
Altera Corp. (b)                                         15,478        338,040
Analog Devices, Inc.                                     15,493        587,495
Applied Materials, Inc. (a)                              66,946      1,201,681
Applied Micro Circuits Corp. (b)                         12,733         46,730
Broadcom Corp. Class A (b)                               18,635        766,085
Freescale Semiconductor, Inc. Class B (b)                17,305        548,049
Intel Corp.                                             247,641      4,947,867
KLA-Tencor Corp.                                          8,411        405,074
Linear Technology Corp.                                  12,858        456,459
LSI Logic Corp. (a)(b)                                   15,613        166,278
Maxim Integrated Products, Inc.                          13,582        478,901
Micron Technology, Inc. (a)(b)                           28,246        479,335
National Semiconductor Corp.                             14,658        439,447
Novellus Systems, Inc. (b)                                5,856        144,643
NVIDIA Corp. (a)(b)                                      14,346        419,190
PMC-Sierra, Inc. (a)(b)                                   7,421         92,243
Teradyne, Inc. (a)(b)                                     7,886        132,958
Texas Instruments, Inc.                                  67,633      2,347,541
Xilinx, Inc.                                             14,247        394,214
                                                                  ------------
                                                                    15,048,676
                                                                  ------------
SOFTWARE (3.0%)
Adobe Systems, Inc. (b)                                  25,260        990,192
Autodesk, Inc. (b)                                        9,674        406,695
BMC Software, Inc. (b)                                    9,168        197,479
CA, Inc.                                                 19,272        488,738
Citrix Systems, Inc. (b)                                  7,503        299,520
Compuware Corp. (b)                                      15,825        121,536
Electronic Arts, Inc. (b)                                12,866        730,789
Intuit, Inc. (b)                                          7,672        415,592
V  Microsoft Corp.                                      374,186      9,036,592
Novell, Inc. (b)                                         15,617        128,372


                                                         SHARES          VALUE
SOFTWARE (CONTINUED)
Oracle Corp. (a)(b)                                     159,088   $  2,321,094
Parametric Technology Corp. (b)                           4,466         66,722
Symantec Corp. (b)                                       44,206        724,094
                                                                  ------------
                                                                    15,927,415
                                                                  ------------
SPECIALTY RETAIL (2.0%)
AutoNation, Inc. (b)                                      5,564        125,301
AutoZone, Inc. (b)                                        2,399        224,570
Bed Bath & Beyond, Inc. (b)                              11,823        453,412
Best Buy Co., Inc.                                       17,203        974,722
Circuit City Stores, Inc.                                 6,444        185,265
Gap, Inc. (The)                                          24,394        441,287
Home Depot, Inc. (The)                                   89,644      3,579,485
Limited Brands, Inc.                                     14,678        376,344
Lowe's Cos., Inc.                                        33,009      2,081,217
Office Depot, Inc. (b)                                   12,427        504,288
OfficeMax, Inc.                                           2,805        108,554
RadioShack Corp.                                          5,677         96,509
Sherwin-Williams Co. (The)                                4,806        244,818
Staples, Inc.                                            30,731        811,606
Tiffany & Co.                                             5,998        209,270
TJX Cos., Inc. (The)                                     19,497        470,463
                                                                  ------------
                                                                    10,887,111
                                                                  ------------
TEXTILES, APPAREL & LUXURY GOODS (0.3%)
Coach, Inc. (b)                                          16,232        535,981
Jones Apparel Group, Inc.                                 5,069        174,120
Liz Claiborne, Inc.                                       4,539        177,248
NIKE, Inc. Class B                                        7,991        653,983
VF Corp.                                                  3,749        229,401
                                                                  ------------
                                                                     1,770,733
                                                                  ------------
THRIFTS & MORTGAGE FINANCE (1.5%)
Countrywide Financial Corp.                              25,410      1,033,171
Fannie Mae                                               40,861      2,067,567
Freddie Mac                                              29,198      1,782,830
Golden West Financial Corp.                              10,686        768,003
MGIC Investment Corp.                                     3,733        263,923
Sovereign Bancorp, Inc. (a)                              15,030        333,215
Washington Mutual, Inc.                                  41,897      1,887,879
                                                                  ------------
                                                                     8,136,588
                                                                  ------------
TOBACCO (1.3%)
Altria Group, Inc.                                       87,852      6,427,252
Reynolds American, Inc. (a)                               3,545        388,709
UST, Inc. (a)                                             6,819        299,559
                                                                  ------------
                                                                     7,115,520
                                                                  ------------
TRADING COMPANIES & DISTRIBUTORS (0.0%)++
W.W. Grainger, Inc.                                       3,189        245,298
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   15


                                                         SHARES          VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES (0.8%)
ALLTEL Corp.                                             16,396   $  1,055,411
Sprint Nextel Corp.                                     125,309      3,107,663
                                                                  ------------
                                                                     4,163,074
                                                                  ------------
Total Common Stocks
  (Cost $293,727,958)                                              500,825,509(i)
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT
SHORT-TERM INVESTMENTS (12.4%)
------------------------------------------------------------------------------
COMMERCIAL PAPER (6.3%)
Banco Santander Central
  Hispano S.A.
  4.722%, due 5/8/06 (d)                            $ 1,488,431      1,488,431
Caterpillar Financial Services Corp.
  4.80%, due 6/26/06 (c)                             16,100,000     15,979,787
Charta LLC
  4.919%, due 5/30/06 (d)                               744,215        744,215
CIESCO, Inc.
  4.798%, due 5/19/06 (d)                               881,250        881,250
Den Danske Bank
  4.773%, due 5/5/06 (d)                              1,250,282      1,250,282
Fairway Finance Corp.
  4.891%, due 5/22/06 (d)                               893,058        893,058
General Electric Capital Corp.
  5.001%, due 6/26/06 (d)                               980,023        980,023
Grampian Funding LLC
  4.785%, due 5/3/06 (d)                                744,216        744,216
Greyhawk Funding
  4.878%, due 5/18/06 (d)                               887,432        887,432
Jupiter Securitization Corp.
  4.834%, due 5/3/06 (d)                                385,794        385,794
Lexington Parker Capital Co.
  4.914%, due 5/16/06 (d)                               591,118        591,118
Liberty Street Funding Co.
  4.87%, due 5/18/06 (d)                                589,357        589,357
National Rural Utilities Cooperative Finance Corp.
  4.84%, due 5/22/06 (c)                              8,400,000      8,376,284
                                                                  ------------
Total Commercial Paper
  (Cost $33,791,247)                                                33,791,247
                                                                  ------------
                                                         SHARES          VALUE
INVESTMENT COMPANY (0.2%)
BGI Institutional Money
  Market Fund (d)                                     1,123,606   $  1,123,606
                                                                  ------------
Total Investment Company
  (Cost $1,123,606)                                                  1,123,606
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT
REPURCHASE AGREEMENT (0.1%)
Morgan Stanley & Co.
  4.98%, dated 4/28/06 due 5/1/06
  Proceeds at Maturity $465,900
  (Collateralized by various bonds with a
  Principal Amount of $483,112 and a Market Value
  of $479,475) (d)                                  $   465,707        465,707
                                                                  ------------
Total Repurchase Agreement
  (Cost $465,707)                                                      465,707
                                                                  ------------
TIME DEPOSITS (3.8%)
Abbey National PLC
  4.78%, due 5/9/06 (d)                               1,488,431      1,488,431
ABN Amro Bank N.V.
  4.84%, due 5/19/06 (d)                              1,488,431      1,488,431
Banco Bilbao Vizcaya Argentaria S.A.
  4.905%, due 5/24/06 (d)                             1,190,745      1,190,745
Bank of America
  4.77%, due 5/26/06 (d)(e)                           1,488,431      1,488,431
Bank of Montreal
  4.78%, due 5/8/06 (d)                               1,488,431      1,488,431
Bank of Nova Scotia
  4.78%, due 5/10/06 (d)                              1,146,092      1,146,092
Barclays
  4.95%, due 6/20/06 (d)                              1,190,745      1,190,745
BNP Paribas
  4.80%, due 5/12/06 (d)                              1,488,431      1,488,431
Calyon
  4.955%, due 6/19/06 (d)                             1,488,431      1,488,431
Credit Suisse First Boston Corp.
  4.91%, due 6/5/06 (d)                               1,488,431      1,488,431
Fortis Bank
  4.77%, due 5/9/06 (d)                               1,488,431      1,488,431
Nordea Bank Finland PLC
  5.00%, due 6/27/06 (d)                              1,488,431      1,488,431

 16 MainStay Equity Index Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
TIME DEPOSITS (CONTINUED)
Societe Generale
  4.73%, due 5/9/06 (d)                             $ 1,488,431   $  1,488,431
UBS AG
  4.77%, due 5/4/06 (d)                               1,934,960      1,934,960
                                                                  ------------
Total Time Deposits
  (Cost $20,346,852)                                                20,346,852
                                                                  ------------

U.S. GOVERNMENT (2.0%)
United States Treasury Bills
  4.492%, due 5/11/06 (c)                             7,800,000      7,790,531
  4.537%, due 5/18/06 (c)                             3,100,000      3,093,524
                                                                  ------------
                                                                    10,884,055
                                                                  ------------
Total U.S. Government
  (Cost $10,880,994)                                                10,884,055
                                                                  ------------
Total Short-Term Investments
  (Cost $66,608,406)                                                66,611,467
                                                                  ------------
Total Investments
  (Cost $360,336,364) (f)                                 106.0%   567,436,976(g)
Liabilities in Excess of Cash and Other Assets             (6.0)   (32,121,045)
                                                    -----------   ------------
Net Assets                                                100.0%  $535,315,931
                                                    ===========   ============

                                                    CONTRACTS            UNREALIZED
                                                         LONG      APPRECIATION (H)
FUTURES CONTRACTS (0.0%)++
-----------------------------------------------------------------------------------
Standard & Poor's 500 Index
  June 2006                                               105   $           262,571
  Mini June 2006                                            4                   506
                                                                -------------------
Total Futures Contracts
  (Settlement Value $34,805,555) (i)                            $           263,077
                                                                ===================

++   Less than one tenth of a percent.
(a)  Represents security, or a portion thereof, which is out on loan.
(b)  Non-income producing security.
(c)  Represents security, or a portion thereof, which is segregated or designated as collateral for futures contracts.
(d)  Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(e)  Floating rate. Rate shown is the rate in effect at April 30, 2006.
(f)  The cost for federal income tax purposes is $370,736,414.
(g)  At April 30, 2006 net unrealized appreciation was $196,700,562, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $227,189,458 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $30,488,896.
(h)  Represents the difference between the value of the contracts at the time they were opened and the value at April 30, 2006.
(i)  The combined market value of common stocks and settlement value of Standard
     & Poor's 500 Index futures contracts represents 100.1% of net assets.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   17

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2006 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $360,336,364) including
  $30,225,141 market value of securities
  loaned                                       $ 567,436,976
Cash                                                  83,675
Receivables:
  Dividends and interest                             618,027
  Investment securities sold                         527,255
  Manager                                             88,147
  Variation margin on futures contracts               21,935
Other assets                                          23,649
                                               -------------
    Total assets                                 568,799,664
                                               -------------

LIABILITIES:
Securities lending collateral                     31,371,341
Payables:
  Investment securities purchased                  1,020,581
  Fund shares redeemed                               686,054
  Transfer agent                                     170,005
  NYLIFE Distributors                                110,124
  Professional                                        53,950
  Shareholder communication                           34,093
  Trustees                                            11,713
  Custodian                                            9,422
Accrued expenses                                      16,450
                                               -------------
    Total liabilities                             33,483,733
                                               -------------
Net assets                                     $ 535,315,931
                                               =============

COMPOSITION OF NET ASSETS:
Share of beneficial interest outstanding (par
  value of $.01 per share)
  unlimited number of shares authorized:       $     120,340
Additional paid-in capital                       431,808,371
Accumulated undistributed net investment
  income                                           3,114,619
Accumulated net realized loss on investments
  and futures transactions                      (107,091,088)
Net unrealized appreciation on investments
  and futures transactions                       207,363,689
                                               -------------
Net assets applicable to outstanding shares    $ 535,315,931
                                               =============
Shares of beneficial interest outstanding (a)     12,033,987
                                               =============
Net asset value per share outstanding (a)      $       44.48
Maximum sales charge (3.00% of offering
  price) (a)                                            1.38
                                               -------------
Maximum offering price per share outstanding
  (a)                                          $       45.86
                                               =============

(a) Adjusted to reflect the effects of the reverse stock split on December 21, 2005. (See Notes 2(C) on page 19)

 18 MainStay Equity Index Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2006 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends                                      $ 5,250,106
  Interest                                           498,097
  Income from securities loaned--net                  25,924
                                                 ------------
    Total income                                   5,774,127
                                                 ------------
EXPENSES:
  Manager                                            680,832
  Distribution/Service                               680,832
  Transfer agent                                     398,682
  Professional                                       128,605
  Shareholder communication                           42,390
  Recordkeeping                                       40,457
  Custodian                                           28,371
  Trustees                                            19,592
  Registration                                        19,040
  Miscellaneous                                       40,088
                                                 ------------
    Total expenses before waiver/reimbursement     2,078,889
  Expense waiver/reimbursement from Manager         (260,213)
  Reimbursement from Manager for audit and
    legal costs (See Note 3(B) on page 24.)          (58,986)
                                                 ------------
    Net expenses                                   1,759,690
                                                 ------------
Net investment income                              4,014,437
                                                 ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FUTURES:
Net realized gain on:
  Security transactions                           16,234,144
  Futures transactions                               424,236
                                                 ------------
Net realized gain on investments and futures
  transactions                                    16,658,380
                                                 ------------
Net increase from payments from Manager for
  losses attributable to shareholder trading
  arrangements (See Note 3(B) on page 24.)           516,000
                                                 ------------
Net change in unrealized appreciation
  (depreciation) on:
  Security transactions                           28,089,489
  Futures transactions                               609,976
                                                 ------------
Net change in unrealized appreciation on
  investments and futures contracts               28,699,465
                                                 ------------
Net realized and unrealized gain on investments   45,873,845
                                                 ------------
Net increase in net assets resulting from
  operations                                     $49,888,282
                                                 ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   19

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2006 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2005

                                             2006            2005
DECREASE IN NET ASSETS:
Operations:
 Net investment income               $  4,014,437   $   8,307,658
 Net realized gain on investments
  and futures transactions             16,658,380       9,210,349
 Net increase from payments from
  Manager for losses attributable
  to shareholder trading
  arrangements (See Note 3(B) on
  page 24.)                               516,000              --
 Net change in unrealized
  appreciation (depreciation) on
  investments and futures contracts    28,699,465      29,640,088
                                     ----------------------------
 Net increase in net assets
  resulting from operations            49,888,282      47,158,095
                                     ----------------------------

Dividends to shareholders:
 From net investment income            (6,709,209)     (6,540,173)
                                     ----------------------------

Capital share transactions:
 Net proceeds from sale of shares          47,351         423,785
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends                          6,402,778       6,540,173
                                     ----------------------------
                                        6,450,129       6,963,958
 Cost of shares redeemed              (64,619,835)   (104,817,109)
                                     ----------------------------
   Decrease in net assets derived
    from capital share transactions   (58,169,706)    (97,853,151)
                                     ----------------------------
   Net decrease in net assets         (14,990,633)    (57,235,229)

NET ASSETS:
Beginning of period                   550,306,564     607,541,793
                                     ----------------------------
End of period                        $535,315,931   $ 550,306,564
                                     ============================
Accumulated undistributed net
 investment income at end of period  $  3,114,619   $   5,809,391
                                     ============================

 20 MainStay Equity Index Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                                      JANUARY 1,
                                SIX MONTHS                                               2003*
                                  ENDED                      YEAR ENDED                 THROUGH
                                APRIL 30,                   OCTOBER 31,               OCTOBER 31,
                                  2006**                2005            2004             2003
Net asset value at beginning
  of period                      $  41.13             $  38.47        $  35.61         $  29.62
                                ----------            --------        --------        -----------
Net investment income                0.33                 0.60 (c)(d)     0.28 (c)         0.19(c)
Net realized and unrealized
  gain (loss) on investments         3.53                 2.47 (c)        2.71 (c)         5.80(c)
                                ----------            --------        --------        -----------
Total from investment
  operations                         3.86                 3.07 (c)        2.99 (c)         5.99(c)
                                ----------            --------        --------        -----------
Less dividends and
  distributions:
  From net investment income        (0.51)               (0.41)(c)       (0.13)(c)           --(c)
  From net realized gain on
    investments                        --                   --              --               --
                                ----------            --------        --------        -----------
Total dividends and
  distributions                     (0.51)               (0.41)(c)       (0.13)(c)           --(c)
                                ----------            --------        --------        -----------
Net asset value at end of
  period                         $  44.48             $  41.13 (c)    $  38.47 (c)     $  35.61(c)
                                ==========            ========        ========        ===========
Total investment return (a)          9.48%(b)(e)(f)       7.97%           8.42%           20.23%(b)
Ratios (to average net
  assets)/ Supplemental Data:
    Net investment income            1.47%+               1.40%(d)        0.73%            0.72%+
    Net expenses                     0.65%+               0.74%           0.96%            1.04%+
    Expenses (before
      waiver/reimbursement)          0.76%+               1.03%           1.02%            1.04%+
Portfolio turnover rate                 3%                   6%              3%               2%
Net assets at end of period
  (in 000's)                     $535,316             $550,307        $607,542         $646,450


                                          YEAR ENDED DECEMBER 31,
                                  2002           2001               2000
Net asset value at beginning
  of period                     $  40.29       $  47.85          $    55.03
                                --------       --------          ----------
Net investment income               0.23 (c)       0.18 (c)            0.14 (c)
Net realized and unrealized
  gain (loss) on investments       (9.39)(c)      (6.24)(c)           (5.51)(c)
                                --------       --------          ----------
Total from investment
  operations                       (9.16)(c)      (6.06)              (5.37)(c)
                                --------       --------          ----------
Less dividends and
  distributions:
  From net investment income       (0.31)(c)      (0.18)(c)           (0.14)(c)
  From net realized gain on
    investments                    (1.20)         (1.32)              (1.67)
                                --------       --------          ----------
Total dividends and
  distributions                    (1.51)(c)      (1.50)(c)           (1.81)(c)
                                --------       --------          ----------
Net asset value at end of
  period                        $  29.62 (c)   $  40.29 (c)      $    47.85 (c)
                                ========       ========          ==========
Total investment return (a)       (22.70%)       (12.65%)             (9.71%)
Ratios (to average net
  assets)/ Supplemental Data:
    Net investment income           0.59%          0.38%               0.26%
    Net expenses                    1.02%          0.97%               0.92%
    Expenses (before
      waiver/reimbursement)         1.02%          0.97%               0.92%
Portfolio turnover rate                4%             4%                  9%
Net assets at end of period
  (in 000's)                    $589,034       $951,662          $1,136,628

*    The Fund changed its fiscal year end from December 31 to October 31.
**   Unaudited.
+    Annualized.
(a)  Total return is calculated exclusive of sales charges.
(b)  Total return is not annualized.
(c)  Adjusted to reflect the cumulative effects of the reverse stock split in each period, as well as the reverse stock split on December 21, 2005. (See Note 2(C) on page 19)
(d)  Net investment income and the ratio of net investment income includes $0.12 per share and
     0.29%, respectively as a result of a special one time dividend from Microsoft Corp.
(e)  Includes nonrecurring reimbursements from Manager for audit and legal costs. There was no effect on total return. (See Note 3(B) on page 24.)
(f)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager reimbursement of such losses were 0.10%. (See Note 3(B) on page 24.)

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   21

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises nineteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Equity Index Fund (the "Fund"). The Board of Trustees of the Trust approved the closure of the Fund to new share purchases effective January 1, 2002. Existing shareholders may continue to maintain share positions held in the Fund, elect or continue to reinvest distributions, and NYLIFE LLC will continue to honor the unconditional guarantee associated with the Fund. (see Note 10 on page 25.)

The Fund's investment objective is to seek to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of publicly traded common stocks represented by the S&P 500(R) Index. The Fund is "non-diversified," which means that it may invest a greater percentage of its assets than diversified funds in a particular issuer. This may make it more susceptible than diversified funds to risks associated with an individual issuer, and to single economic, political or regulatory occurrences.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Futures contracts are valued at the last posted settlement price on the market where such futures are principally traded. Securities for which market quotations are not readily available are valued by methods deemed in good faith by Board of Trustees to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's principal market is temporarily closed at a time when under normal conditions it would be open. At April 30, 2006, the Fund did not hold securities, that were valued in such manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The Fund declared a dividend of $0.5112 per share which was paid on December 21, 2005, and also underwent a reverse share split on that day. The reverse share split rate was 0.9880 per share outstanding calculated on fund shares outstanding immediately after reinvestment of dividends.

Certain amounts in the Financial Highlights and Notes to Financial Statements (see Note 9 on page 25.) have been adjusted to reflect the cumulative effects of this reverse stock split, those that occurred in each of the periods presented, and the reverse stock split that occurred in December 2005.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

 22 MainStay Equity Index Fund

(F) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund invests in stock index futures contracts to gain full exposure to changes in stock market prices to fulfill its investment objective.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

(H) SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (see Note 5 on page 25.)

(I) INDEMNIFICATIONS. In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Fund is advised by the Manager directly, without a Subadvisor.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual percentage of the Fund's average daily net assets as follows: 0.25% on assets up to $1.0 billion, 0.225% on assets from $1.0 billion to $3.0 billion and 0.20% on assets in excess of $3.0 billion. NYLIM has voluntarily agreed to waive its management fee by 0.06% to 0.19% on assets up to $1.0 billion, 0.165% on assets from $1.0 billion to $3.0 billion and 0.14% on assets in excess of $3.0 billion. The Manager has entered into a written expense limitation agreement, under which the Manager has agreed to reimburse the expenses of the Fund so that the total ordinary operating expenses (total annual fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed, on an annualized basis, 0.65% of the average daily net assets of the Fund. The Manager, within three years of incurring such expenses, may recoup the amount of any management fee waiver or expense reimbursement from the Fund pursuant to this agreement if such recoupment does not cause the Fund to exceed existing expense limitations. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. For the six months ended April 30, 2006, the Manager earned fees from the Fund in the amount of $680,832 and waived and/or reimbursed expenses in the amount of $260,213.

                                                      www.mainstayfunds.com   23

As of April 30, 2006, the amounts of waived or reimbursed fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

               OCTOBER 31,
        2008                  2009               TOTAL
      $209,184              $96,813             $305,997
-------------------------------------------------------------

(B) PAYMENTS FROM AFFILIATES. NYLIM reimbursed or paid all expenses relating to the Board of Trustees' review of fund trading as described below in the footnote relating to "Other Matters." (see page 25.)

The total costs associated were approximately $821,000 and included payments to certain third party service providers. The amount that was reimbursed to the Equity Index Fund is $58,986.

Additional payments were made by affiliates relating to the Trustees review of certain shareholder trading matters. Further discussion regarding these payments by affiliates can be found below in the footnote relating to "Other Matters."

The reimbursement amount as well as the additional payment made by NYLIM are disclosed in the Statement of Operations as expenses reimbursed and net increase from payments for losses attributable to shareholder trading arrangements. This reimbursement and payment impacted the expenses and/or net investment income ratios as well as the total return calculations included in the financial highlights and in the performance tables and expense charts in this report.

(C) DISTRIBUTION FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund has adopted a distribution plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Plan, the Distributor receives payments from the Fund at an annual rate of 0.25% of the Fund's average daily net assets, which is an expense of the Fund for distribution or service activities as designated by the Distributor.

The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund for the six months ended April 30, 2006, amounted to $398,682.

(E) NON-INTERESTED TRUSTEES FEES. Non-Interested Trustees are paid an annual retainer fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual retainer fee of $20,000. The Audit and Compliance Committee Chairman receives an additional $2,000 for each meeting of the Audit and Compliance Committee attended and the Chairpersons of the Brokerage and Expense Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the respective Committee meetings attended. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/ Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus, the Fund only pays a portion of the fees identified above.

(F) OTHER. Pursuant to the Management Agreement, fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $7,661 for the six months ended April 30, 2006.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $40,457 for the six months ended April 30, 2006.

NOTE 4--FEDERAL INCOME TAX:

At November 30, 2005, for federal income tax purposes, capital loss carryforwards of $111,804,884 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

           CAPITAL LOSS             AMOUNTS
        AVAILABLE THROUGH           (000'S)
               2010                 $ 79,313
               2011                   29,198
               2012                    3,294
       -------------------------------------------
                                    $111,805
       -------------------------------------------

 24 MainStay Equity Index Fund

The tax character of distributions paid during the year ended October 31, 2005, shown in the Statement of Changes in Net Assets, were as follows:

                                                     2005
Distributions paid from:
  Ordinary Income                              $6,540,173
---------------------------------------------------------

NOTE 5--FUND SECURITIES LOANED:

As of April 30, 2006, the Fund had securities on loan with an aggregate market value of $30,225,141. The Fund received $31,371,341 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Securities purchased with collateral received are valued at amortized cost.

NOTE 6--CUSTODIAN:

Investors Bank & Trust Company is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .070% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the six months ended April 30, 2006.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended April 30, 2006, purchases and sales of securities, other than short-term securities, were $13,968 and $92,176, respectively.

NOTE 9--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                           SIX MONTHS ENDED   YEAR ENDED
                              APRIL 30,       OCTOBER 31,
                                2006*            2005
Shares sold                          4             175(a)
---------------------------------------------------------
Shares issued in
  reinvestment of
  distributions                    153              --(a)(b)
---------------------------------------------------------
                                   157             175
---------------------------------------------------------
Shares redeemed                 (1,502)         (2,583)(a)
---------------------------------------------------------
Net decrease                    (1,345)         (2,408)
---------------------------------------------------------

*   Unaudited.
(a) Adjusted to reflect the cumulative effects of the reverse stock split in the period, as well as the reverse stock split on December 21, 2005. (See Note 2(c) on page 22.)
(b) Less than 1,000 shares.

NOTE 10--GUARANTEE:

NYLIFE LLC ("NYLIFE"), a wholly-owned subsidiary of New York Life, will guarantee unconditionally and irrevocably pursuant to a Guaranty Agreement between NYLIFE and the Fund (the "Guarantee") that if, on the business day immediately after ten years from the date of purchase (the "Guarantee Date"), the net asset value ("NAV") of a Fund share plus the value of all dividends and distributions paid, including cumulative reinvested dividends and distributions attributable to such share paid during that ten-year period ("Guaranteed Share"), is less than the price initially paid for the Fund share ("Guaranteed Amount"), NYLIFE will pay shareholders an amount equal to the difference between the Guaranteed Amount for each such Guaranteed share outstanding and held by shareholders as of share and the net asset value of each such of the close of business on the Guarantee Date. For the services that NYLIM and its affiliates provide to the Fund, they receive the fees described in the prospectus (see Note 3 on page 23.). Neither NYLIM nor its affiliates receive a separate fee for providing the Guarantee, although the Guarantee has been considered in connection with the annual renewal of the management fee.

NOTE 11--OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises have cooperated fully and completed responding to these requests. As previously reported in response to those requests for information and, as noted in the notes to the year-end 2004 and 2005 financial statements of each fund of the Trust, NYLIM had been a party to arrangements with certain registered representatives of brokers-dealers relating to the level of

                                                      www.mainstayfunds.com   25
trading by clients of those registered representatives in shares of certain funds of the Trust. All such arrangements were terminated by the fourth quarter of 2003. NYLIM and the Trustees of the Trust have reviewed the possible dilutive effects that transactions under those arrangements and certain other levels of trading by fund shareholders over the period from 1999 to 2003 may have had on the funds. As a result of this review, in December 2005, NYLIM made payments totaling $5.882 million to nine MainStay funds. The amount paid to the MainStay Equity Index Fund was $516,000. NYLIM has reimbursed or paid all expenses relating to the Board of Trustees' review of this matter, as well as substantially all of the costs associated with the other regulatory matters described in this note.

In a separate matter, the Securities and Exchange Commission has raised concerns relating to a guarantee provided to shareholders of the Fund and the fees and expenses of the fund, as well as the related guarantee disclosure to fund shareholders. Discussions have been held with the Securities and Exchange Commission concerning a possible resolution of this matter. There can be no assurance of the outcome of these efforts.

 26 MainStay Equity Index Fund

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investment Management LLC ("NYLIM") uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-202-551-5850); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

SPECIAL MEETING OF SHAREHOLDERS

Pursuant to notice, a special meeting and three adjournment meetings (pertaining only to certain Funds) of the shareholders of The MainStay Funds (the "Trust") were held on March 27, April 17, May 8, and June 8, 2006, respectively, at the Parsippany, New Jersey offices of New York Life Investment Management LLC. The purpose of the meetings was to present the following proposals for shareholder consideration:

1. To elect the following individuals to the Board of Trustees of the Trust;

  - Charlynn Goins
  - Edward J. Hogan
  - Alan R. Latshaw
  - Terry L. Lierman
  - John B. McGuckian
  - Donald E. Nickelson
  - Richard S. Trutanic
  - Gary E. Wendlandt (Interested Trustee)

There are no other Trustees of the Trust.

2. To grant the Trust the approval to enter into and materially amend agreements with Subadvisors on behalf of one or more of the Funds without obtaining shareholder approval; and

3. To approve the amendment of certain fundamental investment restrictions.

No other business came before the special meetings.

Each of the proposals listed above was passed by the shareholders of the Fund as shown below.

                                              VOTES      VOTES
EQUITY INDEX FUND               VOTES FOR    AGAINST    WITHHELD     TOTAL
PROPOSAL #1-ELECTION OF TRUSTEES
----------------------------------------------------------------------------
a. Charlynn Goins               6,377,962           0   522,097    6,900,059
----------------------------------------------------------------------------
b. Edward J. Hogan              6,372,207           0   527,851    6,900,058
----------------------------------------------------------------------------
c. Alan R. Latshaw              6,373,842           0   526,217    6,900,059
----------------------------------------------------------------------------
d. Terry L. Lierman             6,371,597           0   528,462    6,900,059
----------------------------------------------------------------------------
e. John B. McGuckian            6,373,143           0   526,916    6,900,059
----------------------------------------------------------------------------
f. Donald E. Nickelson          6,372,257           0   527,802    6,900,059
----------------------------------------------------------------------------
g. Richard S. Trutanic          6,372,544           0   527,514    6,900,058
----------------------------------------------------------------------------
h. Gary E. Wendlandt            6,376,030           0   524,029    6,900,059
----------------------------------------------------------------------------
PROPOSAL #2-APPROVAL TO ENTER INTO AND MATERIALLY AMEND AGREEMENTS
----------------------------------------------------------------------------
                                4,779,490     209,106   504,353    5,492,949
----------------------------------------------------------------------------
PROPOSAL #3-AMENDMENT TO CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS
----------------------------------------------------------------------------
a. Borrowing                    4,811,517     174,055   507,378    5,492,950
----------------------------------------------------------------------------
b. Senior Securities            4,804,403     172,002   516,542    5,492,947
----------------------------------------------------------------------------
c. Underwriting Securities      4,810,369     165,034   517,545    5,492,948
----------------------------------------------------------------------------
d. Real Estate                  4,820,843     162,670   509,435    5,492,948
----------------------------------------------------------------------------
e. Commodities                  4,809,079     169,769   514,099    5,492,947
----------------------------------------------------------------------------
f. Making Loans                 4,798,442     181,227   513,274    5,492,943
----------------------------------------------------------------------------
g. Concentration of
  Investments                   4,813,928     164,345   514,674    5,492,947
----------------------------------------------------------------------------
h. Diversification              4,818,706     160,215   514,026    5,492,947
----------------------------------------------------------------------------

This resulted in approval of the proposals.

                                                      www.mainstayfunds.com   27

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, as of July 1, 2006, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the Trustees then in office will call a shareholder meeting for the election of Trustees, or
(2) his or her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

        GARY E.           Indefinite; Chairman   Chairman and Manager, New York Life               62           Chairman and
        WENDLANDT         since 2002, Chief      Investment Management LLC (including                           Director,
        10/8/50           Executive Officer      predecessor advisory organizations) and                        MainStay VP
                          (2004 to June 2006),   New York Life Investment Management                            Series Fund,
                          and Trustee since      Holdings LLC; Chief Executive Officer,                         Inc.
                          2000                   New York Life Investment Management LLC
                                                 and New York Life Investment Management
                                                 Holdings LLC (2000 to June 2006); Senior
                                                 Executive Vice President for Investment
                                                 and Finance, New York Life Insurance
                                                 Company (since July 2006); Executive
                                                 Vice President, New York Life Insurance
                                                 Company (1999 to June 2006); Executive
                                                 Vice President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC,
                                                 Madison Capital Funding LLC, and NYLCAP
                                                 Manager LLC; Manager, MacKay Shields
                                                 LLC; Executive Vice President, New York
                                                 Life Insurance and Annuity Corporation;
                                                 Chairman, and Director, MainStay VP
                                                 Series Fund, Inc. (25 portfolios); Chief
                                                 Executive Officer, MainStay VP Series
                                                 Fund, Inc. (2002 to June 2006); Chief
                                                 Executive Officer, Eclipse Funds (3
                                                 Portfolios) and Eclipse Funds Inc. (15
                                                 Portfolios) (2005 to June 2006);
                                                 Executive Vice President and Chief
                                                 Investment Officer, MassMutual Life
                                                 Insurance Company (1993 to 1999).
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        CHARLYNN GOINS    Indefinite; Trustee    Retired. Chairperson of the Board, New            19           None
        9/15/42           since 2001             York City Health and Hospital
                                                 Corporation.
        -----------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Indefinite; Trustee    Rear Admiral U.S. Navy (Retired);                 19           None
        8/17/32           since 1996             Independent Management Consultant (1997
                                                 to 2002).
        -----------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Indefinite; Trustee    Chair, Maryland Democratic Party;                 19           None
        1/4/48            since 1991             Chairman, Smartpaper Networks
                                                 Corporation (communications); Partner,
                                                 Health Ventures LLC (2001 to 2005); Vice
                                                 Chair, Employee Health Programs (1990 to
                                                 2002); Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc.
                                                 (1984 to 2001).
        -----------------------------------------------------------------------------------------------------------------------
        JOHN B.           Indefinite; Trustee    Chairman, Ulster Television Plc; Pro              19           Non-Executive
        MCGUCKIAN         since 1997             Chancellor, Queen's University (1985 to                        Director,
        11/13/39                                 2001).                                                         Allied Irish
                                                                                                                Banks Plc;
                                                                                                                Chairman and
                                                                                                                Non-Executive
                                                                                                                Director, Irish
                                                                                                                Continental
                                                                                                                Group, Plc;
                                                                                                                Chairman, AIB
                                                                                                                Group (UK) Plc;
                                                                                                                Non-Executive
                                                                                                                Director,
                                                                                                                Unidare Plc.
        -----------------------------------------------------------------------------------------------------------------------

     * A Trustee is considered to be an interested person of the Trust within the meaning of the 1940 Act because of an affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past Five Years." All Trustees not considered to be interested persons of the Trust are referred to as "Non-Interested Trustees."

 28 MainStay Equity Index Fund

                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        DONALD E.         Indefinite; Trustee    Retired. Vice Chairman, Harbour Group             19           Director,
        NICKELSON         since 1994 and Lead    Industries, Inc. (leveraged buyout                             Adolor
        12/9/32           Non-Interested         firm); President, PaineWebber Group                            Corporation;
                          Trustee since 2000     (1988 to 1990).                                                Director, First
                                                                                                                Advantage
                                                                                                                Corporation.
        -----------------------------------------------------------------------------------------------------------------------

        RICHARD S.        Indefinite; Trustee    Chairman (1990 to present) and Chief              19           None
        TRUTANIC          since 1994             Executive Officer (1990 to 1999),
        2/13/52                                  Somerset Group (financial advisory
                                                 firm); Managing Director and Advisor,
                                                 The Carlyle Group (private investment
                                                 firm) (2002 to 2004); Senior Managing
                                                 Director, Groupe Arnault (private
                                                 investment firm) (1999 to 2002).
        -----------------------------------------------------------------------------------------------------------------------

        ALAN R. LATSHAW   Indefinite; Trustee    Retired. Partner, Ernst & Young LLP               19           State Farm
        3/27/51           and Audit Committee    (2002 to 2003); Partner, Arthur Andersen                       Associates
                          Financial Expert       LLP (1976 to 2002).                                            Funds Trusts (4
                          since 2006                                                                            portfolios);
                                                                                                                State Farm
                                                                                                                Mutual Fund
                                                                                                                Trust (15
                                                                                                                portfolios);
                                                                                                                State Farm
                                                                                                                Variable
                                                                                                                Product Trust
                                                                                                                (8 portfolios);
                                                                                                                Utopia Funds (4
                                                                                                                portfolios).
        -----------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES**

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General Counsel, and Secretary,
        ANSELMI           since 2003             New York Life Investment Management LLC (including
        10/19/46                                 predecessor advisory organizations) and New York Life
                                                 Investment Management Holdings LLC; Senior Vice President,
                                                 New York Life Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC; Secretary, NYLIM Service
                                                 Company LLC, NYLCAP Manager LLC, and Madison Capital Funding
                                                 LLC; Chief Legal Officer, Eclipse Funds, Eclipse Funds Inc.,
                                                 MainStay VP Series Fund, Inc., and McMorgan Funds; Managing
                                                 Director and Senior Counsel, Lehman Brothers Inc. (1998 to
                                                 1999); General Counsel and Managing Director, JP Morgan
                                                 Investment Management Inc. (1986 to 1998).
        -----------------------------------------------------------------------------------------------------

        ARPHIELA          Treasurer and          Director and Manager of Fund Accounting and Administration,
        ARIZMENDI         Principal Financial    New York Life Investment Management LLC (since 2003);
        10/26/56          and Accounting         Treasurer and Principal Financial and Accounting Officer,
                          Officer since 2005     Eclipse Funds, Eclipse Funds Inc., and McMorgan Funds (since
                                                 December 2005), and MainStay VP Series Fund, Inc. (since
                                                 March 2006); Assistant Treasurer, NYLIFE Distributors LLC;
                                                 Assistant Treasurer, The MainStay Funds, Eclipse Funds,
                                                 Eclipse Funds Inc., MainStay VP Series Fund, Inc., and
                                                 McMorgan Funds (1992 to December 2005).
        -----------------------------------------------------------------------------------------------------

        CHRISTOPHER O.    President since 2005   Executive Vice President, New York Life Investment
        BLUNT                                    Management LLC and New York Life Investment Management
        5/13/62                                  Holdings LLC (since 2004); Manager and Executive Vice
                                                 President, NYLIM Product Distribution, NYLIFE Distributors
                                                 LLC (since January 2005); Chairman, NYLIM Service Company
                                                 LLC (since March 2005); Chairman and Class C Director, New
                                                 York Life Trust Company, FSB (since 2004); Chairman, New
                                                 York Life Trust Company (since February 2005); President,
                                                 Eclipse Funds and Eclipse Funds Inc. (since 2005);
                                                 President, MainStay VP Series Fund, Inc. (since July 2006);
                                                 Chairman and Chief Executive Officer, Giving Capital, Inc.
                                                 (2001 to 2004); Chief Marketing Officer--Americas, Merrill
                                                 Lynch Investment Managers (1999 to 2001); President, Mercury
                                                 Funds Distributors (1999 to 2001).
        -----------------------------------------------------------------------------------------------------

        SCOTT T.          Vice President--       Director, New York Life Investment Management LLC (including
        HARRINGTON        Administration since   predecessor advisory organizations); Executive Vice
        2/8/59            2005                   President, New York Life Trust Company, and New York Life
                                                 Trust Company, FSB (since January 2006); Vice President--
                                                 Administration, MainStay VP Series Fund, Inc., Eclipse
                                                 Funds, and Eclipse Funds Inc. (since June 2005).
        -----------------------------------------------------------------------------------------------------

                                                      www.mainstayfunds.com   29

                          POSITION(S) HELD
                          WITH
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES**
        ALAN J.           Senior Vice President  Managing Director, Mutual Funds/Administration and Chief
        KIRSHENBAUM       since July 2006        Financial Officer of Retail Investments, New York Life
        6/25/71                                  Investment Management LLC (since July 2006); Senior Vice
                                                 President, Eclipse Funds, Eclipse Funds Inc., and MainStay
                                                 VP Series Fund, Inc. (since June 2006); Chief Financial
                                                 Officer, Bear Stearns Asset Management (1999 to May 2006).
        -----------------------------------------------------------------------------------------------------

        ALISON H.         Vice President--       Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           Compliance (2004 to    March 2006), and Managing Director and Chief Compliance
        12/16/65          June 2006); Senior     Officer (2003 to February 2006), New York Life Investment
                          Vice President and     Management LLC; Managing Director and Chief Compliance
                          Chief Compliance       Officer, New York Life Investment Management Holdings LLC
                          Officer since July     (2003 to present); Senior Managing Director, Compliance
                          2006                   (since March 2006) and Managing Director, Compliance (2003 to February 2006), NYLIFE Distributors LLC; Senior Vice
                                                 President and Chief Compliance Officer, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP Series Fund, Inc. (since
                                                 June 2006); Vice President--Compliance, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP Series Fund, Inc. (until
                                                 June 2006); Deputy Chief Compliance Officer, New York Life
                                                 Investment Management LLC (2002 to 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset Management (1999 to
                                                 2002).
        -----------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary since 2004   Managing Director and Associate General Counsel, New York
        MORRISON                                 Life Investment Management LLC (since 2004); Managing
        3/26/56                                  Director and Secretary, NYLIFE Distributors LLC; Secretary,
                                                 Eclipse Funds, Eclipse Funds Inc., and MainStay VP Series
                                                 Fund, Inc.; Chief Legal Officer--Mutual Funds and Vice
                                                 President and Corporate Counsel, The Prudential Insurance
                                                 Company of America (2000 to 2004).
        -----------------------------------------------------------------------------------------------------

        BRIAN A. MURDOCK  Chief Executive        Member of the Board of Managers and President (since 2004),
        3/14/56           Officer since July     and Chief Executive Officer (since July 2006), New York Life
                          2006                   Investment Management LLC and New York Life Investment
                                                 Management Holdings LLC; Senior Vice President, New York
                                                 Life Insurance Company (since 2004); Chairman of the Board and President, NYLIFE Distributors LLC (since 2004); Member of the Board of Managers, Madison Capital Funding LLC (since
                                                 2004); Member of the Board of Managers, NYLCAP Manager LLC
                                                 (since 2004); Chief Executive Officer, Eclipse Funds,
                                                 Eclipse Funds Inc. and MainStay VP Series Fund, Inc. (since
                                                 July 2006); Chief Operating Officer, Merrill Lynch
                                                 Investment Managers (2003 to 2004); Chief Investment
                                                 Officer, MLIM Europe and Asia (2001 to 2003); President of
                                                 Merrill Japan and Chairman of MLIM's Pacific Region (1999 to
                                                 2001).
        -----------------------------------------------------------------------------------------------------
        RICHARD W.        Vice President--Tax    Vice President, New York Life Insurance Company; Vice
        ZUCCARO           since 1991             President, New York Life Insurance and Annuity Corporation,
        12/12/49                                 New York Life Trust Company, FSB, NYLIFE Insurance Company
                                                 of Arizona, NYLIFE LLC, and NYLIFE Securities Inc.; Vice
                                                 President, Tax, NYLIFE Distributors LLC; Tax Vice President,
                                                 New York Life International, LLC, New York Life Trust
                                                 Company, and NYLIM Service Company LLC; Vice President--Tax,
                                                 Eclipse Funds and Eclipse Funds Inc. (since 1993), and
                                                 MainStay VP Series Fund, Inc. (since 1991).
        -----------------------------------------------------------------------------------------------------

 30 MainStay Equity Index Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(2)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund(3)
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. Closed to new investors as of June 1, 2006.
4. An affiliate of New York Life Investment Management LLC.

                       Not part of the Semiannual Report

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C) 2006 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A08885         (RECYCLE LOGO) MS229-06                        MSEI10-06/06

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    MAP FUND

                    Message from the President
                    and
                    Semiannual Report
                    Unaudited
                    April 30, 2006

MESSAGE FROM
THE PRESIDENT

Dear Shareholder,

The six months from November 1, 2005, through April 30, 2006, represented a generally positive period for the economy and for investors. Most U.S. stock indexes recorded strong returns for the six-month reporting period. According to Russell data, value stocks outperformed growth stocks among large-capitalization issues, while the reverse was true for mid-cap and small-cap stocks.

Strong demand kept prices for oil, metals, and several other commodities relatively high, which had a positive influence on energy and materials stocks and helped commodity-exporting emerging economies. Not all of the influence was positive, however. In the United States, rising fuel costs had a negative impact on airlines, automakers, and utilities.

According to preliminary estimates from the Bureau of Economic Analysis, real gross domestic product increased at an annual rate of 5.3% in the first quarter of 2006, up from 1.7% in the fourth quarter of 2005. Economic growth, elevated energy prices, and the potential for inflationary pressure moved the Federal Open Market Committee to raise the targeted federal funds rate four times during the reporting period, with a 25-basis-point increase on each occasion. (A basis point is one-hundredth of a percentage point.) At the end of April 2006, the federal funds target rate stood at 4.75%.

Rising interest rates affected different bonds in different ways, and for portions of the reporting period, the yield curve inverted with yields on two-, five-, and 10-year Treasurys exceeding those on 30-year Treasurys. By the end of April, however, the yield curve had regained a positive slope. Rising interest rates took a toll on bond prices, but many bond indexes recorded positive total returns for the six-month reporting period.

The yield differences (or spreads) between high-yield bonds and U.S. Treasurys were relatively narrow during the reporting period, which reduced the compensation investors received for taking on additional risk. Even so, default rates in the high-yield market remained near their historical lows. Convertible bonds were hurt by rising interest rates, but managed to capture a substantial percentage of the stock market's gain.

During the first-quarter of 2006, issuance in the leveraged-loan market was down relative to the same period a year ago, but noteworthy financings by Georgia Pacific and NRG provided abundant liquidity. As the pipeline for upcoming issues became less promising, spreads in the leveraged-loan market tended to contract. New-money issuance and refunding issuance also declined in the municipal bond market, but at the end of April 2006, insured municipal bonds yielded 88% of long Treasurys, making municipals one of the more attractive high-grade bond sectors.

At MainStay, we offer a wide variety of Funds that pursue their respective investment objectives by investing in appropriate segments of the market. Each Fund follows a disciplined investment approach that the portfolio manager seeks to consistently apply across various market environments. The investment objective, strategies, and process used by your Fund(s) are outlined in the prospectus.

It is our pleasure to announce that on May 17, 2006, Institutional Capital Corporation (ICAP), a premier value-equity institutional investment firm based in Chicago, signed a definitive agreement to join New York Life Investment Management. Subject to board and shareholder approval, ICAP's three mutual funds are expected to join the MainStay Fund family on or around August 31, 2006.

We are honored that you have chosen to invest with MainStay Funds. We hope that the breadth of our offerings, the quality of our service, and the performance of our Funds will encourage you to maintain a long-term perspective, regardless of how the markets may shift or your financial needs may evolve.

The semiannual report that follows gives you additional insight into the portfolio management decisions that affected the performance of your MainStay Fund investment during the six months ended April 30, 2006. Please read it carefully to gain broader perspective on the progress of your Fund.

Sincerely,


/s/ CHRISTOPHER O. BLUNT


Christopher O. Blunt
President


                       Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    MAP FUND

                    The MainStay Funds

                    Semiannual Report

                    Unaudited

                    April 30, 2006

TABLE OF CONTENTS

Semiannual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                  10
--------------------------------------------------------------------------------

Portfolio of Investments                                                      12
--------------------------------------------------------------------------------

Financial Statements                                                          19
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 25
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                  30
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        30
--------------------------------------------------------------------------------

Special Meeting of Shareholders                                               30
--------------------------------------------------------------------------------

Trustees and Officers                                                         31

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE      SINCE
TOTAL RETURNS            MONTHS   YEAR    YEARS   INCEPTION
-----------------------------------------------------------
With sales charges        7.23%   16.11%  7.23%     9.08%
Excluding sales charges  13.47    22.87   8.45      9.98

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                    MAINSTAY MAP FUND
                                                         CLASS A              RUSSELL MIDCAP INDEX            S&P 500 INDEX
                                                    -----------------         --------------------            -------------
6/8/99                                                  10000.00                    10000.00                    10000.00
                                                        11569.00                    11493.00                    11143.00
                                                        12853.00                    11526.00                     9697.00
                                                        12555.00                    11445.00                     8473.00
                                                        10676.00                     9827.00                     7345.00
                                                        14427.00                    13312.00                     9026.00
                                                        15691.00                    15258.00                     9598.00
4/30/06                                                 18218.00                    19289.00                    11077.00

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE      SINCE
TOTAL RETURNS            MONTHS   YEAR    YEARS   INCEPTION
-----------------------------------------------------------
With sales charges        8.05%   16.97%  7.34%     9.17%
Excluding sales charges  13.05    21.97   7.64      9.17

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                    MAINSTAY MAP FUND
                                                         CLASS B              RUSSELL MIDCAP INDEX            S&P 500 INDEX
                                                    -----------------         --------------------            -------------
6/8/99                                                    10000                       10000                       10000
                                                          11502                       11493                       11143
                                                          12681                       11526                        9697
                                                          12291                       11445                        8473
                                                          10372                        9827                        7345
                                                          13917                       13312                        9026
                                                          15020                       15258                        9598
4/30/06                                                   18320                       19289                       11077

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE      SINCE
TOTAL RETURNS            MONTHS   YEAR    YEARS   INCEPTION
-----------------------------------------------------------
With sales charges       12.05%   20.97%  7.64%     9.17%
Excluding sales charges  13.05    21.97   7.64      9.17

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                    MAINSTAY MAP FUND
                                                         CLASS C              RUSSELL MIDCAP INDEX            S&P 500 INDEX
                                                    -----------------         --------------------            -------------
6/8/99                                                    10000                       10000                       10000
                                                          11502                       11493                       11143
                                                          12681                       11526                        9697
                                                          12291                       11445                        8473
                                                          10372                        9827                        7345
                                                          13917                       13312                        9026
                                                          15020                       15258                        9598
4/30/06                                                   18320                       19289                       11077

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Class R1 shares are sold with no initial sales charge or CDSC and have no annual 12b-1 fee. Class R2 shares are sold with no initial sales charge or CDSC and have an annual 12b-1 fee of ..25%. Class R1 and R2 shares are available only through corporate-sponsored retirement programs, which include certain minimum program requirements. Class R3 shares are sold with no initial sales charge or CDSC, have an annual 12b-1 fee of .50%, and are available in certain individual retirement accounts or in certain retirement plans. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. On 6/9/99, MAP-Equity Fund was reorganized as MainStay MAP Fund Class I shares. From inception (1/21/71) through 6/8/99, performance for MainStay MAP Fund Class I shares (first offered 6/9/99) includes the performance of MAP-Equity Fund.

THE DISCLOSURE AND FOOTNOTES ON THE FOLLOWING TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     5

CLASS I SHARES--MAXIMUM 4.75% INITIAL SALES CHARGE THROUGH 6/8/99
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
With sales charges       13.74%   23.40%  8.80%   13.69%
Excluding sales charges  13.74    23.40   8.80    14.25

(PERFORMANCE GRAPH)

                                                    MAINSTAY MAP FUND
                                                         CLASS I              RUSSELL MIDCAP INDEX            S&P 500 INDEX
                                                    -----------------         --------------------            -------------
04/30/96                                                  10000                       10000                       10000
                                                          12300                       11095                       12513
                                                          17000                       15642                       17652
                                                          18787                       16570                       21504
                                                          22311                       19223                       23682
                                                          24843                       19278                       20610
                                                          24330                       19142                       18008
                                                          20747                       16436                       15612
                                                          28114                       22264                       19183
                                                          30696                       25519                       20399
04/30/06                                                  36079                       32261                       23544

CLASS R1 SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE      SINCE
TOTAL RETURNS            MONTHS   YEAR    YEARS   INCEPTION
-----------------------------------------------------------
                         13.67%   23.27%  8.67%     10.19%

(PERFORMANCE GRAPH)

                                                    MAINSTAY MAP FUND
                                                        CLASS R1              RUSSELL MIDCAP INDEX            S&P 500 INDEX
                                                    -----------------         --------------------            -------------
6/8/99                                                    10000                       10000                       10000
                                                          11584                       11493                       11143
                                                          12892                       11526                        9697
                                                          12612                       11445                        8473
                                                          10741                        9827                        7345
                                                          14537                       13312                        9026
                                                          15847                       15258                        9598
4/30/06                                                   19535                       19289                       11077

CLASS R2 SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE      SINCE
TOTAL RETURNS            MONTHS   YEAR    YEARS   INCEPTION
-----------------------------------------------------------
                         13.50%   22.98%  8.39%     9.91%

(PERFORMANCE GRAPH)

                                                    MAINSTAY MAP FUND
                                                        CLASS R2              RUSSELL MIDCAP INDEX            S&P 500 INDEX
                                                    -----------------         --------------------            -------------
6/8/99                                                    10000                       10000                       10000
                                                          11560                       11493                       11143
                                                          12829                       11526                        9697
                                                          12519                       11445                        8473
                                                          10635                        9827                        7345
                                                          14355                       13312                        9026
                                                          15608                       15258                        9598
4/30/06                                                   19194                       19289                       11077

Prior to the reorganization, shares of MAP-Equity Fund were subject to a maximum 4.75% sales charge. From inception (6/9/99) through 12/31/03, performance for Class R1 and R2 shares (first offered 1/2/04) includes the historical performance of Class A shares adjusted to reflect the applicable fees and expenses for Class R1 and R2 shares.

Prior to 4/28/06, performance for Class R3 shares (first offered 4/28/06) includes the historical performance of Class A shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class R3 shares.

THE DISCLOSURE AND FOOTNOTES PAGES 5 AND 7 ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 6   MainStay MAP Fund

CLASS R3 SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE      SINCE
TOTAL RETURNS            MONTHS   YEAR    YEARS   INCEPTION
-----------------------------------------------------------
                         13.27%   22.44%  8.07%     9.60%

(PERFORMANCE GRAPH)

                                                    MAINSTAY MAP FUND
                                                        CLASS R3              RUSSELL MIDCAP INDEX            S&P 500 INDEX
                                                    -----------------         --------------------            -------------
6/8/99                                                    10000                       10000                       10000
                                                          11532                       11493                       11143
                                                          12768                       11526                        9697
                                                          12428                       11445                        8473
                                                          10531                        9827                        7345
                                                          14182                       13312                        9026
                                                          15370                       15258                        9598
4/30/06                                                   18819                       19289                       11077

                                                          SIX      ONE     FIVE       TEN
BENCHMARK PERFORMANCE                                    MONTHS   YEAR    YEARS      YEARS
--------------------------------------------------------------------------------------------

Russell Midcap(R) Index(1)                               14.35%   26.42%  10.85%     12.43%
S&P 500(R) Index(2)                                       9.64    15.42    2.70       8.94
Average Lipper multi-cap core fund(3)                    11.46    19.16    3.74       8.53

1. The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. The Russell Midcap(R) Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
2. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE TWO PRECEDING PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     7

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY MAP FUND

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2005, to April 30, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2005, through April 30, 2006.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six months ended April 30, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            11/1/05           4/30/06           PERIOD(1)           4/30/06            PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,135.60           $ 7.10            $1,018.30            $ 6.71
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,131.85           $11.05            $1,014.55            $10.44
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,131.85           $11.05            $1,014.55            $10.44
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,138.00           $ 4.98            $1,020.30            $ 4.71
---------------------------------------------------------------------------------------------------------------------------

CLASS R1 SHARES                       $1,000.00         $1,137.50           $ 5.51            $1,019.80            $ 5.21
---------------------------------------------------------------------------------------------------------------------------

CLASS R2 SHARES                       $1,000.00         $1,135.85           $ 6.83            $1,018.55            $ 6.46
---------------------------------------------------------------------------------------------------------------------------

CLASS R3 SHARES                       $1,000.00         $  991.90           $ 0.13(2)         $1,016.90            $ 0.13(2)
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.34% for Class A, 2.09% for Class B and Class C, 0.94% for Class I, 1.04% for Class R1, 1.29% for Class R2, and 1.62% for R3) multiplied by the average account value over the period, divided by 365, multiplied by 181 for all share classes except R3 (to reflect the one-half year period) and multiplied by 3 for Class R3 (to reflect the since inception period).
2. Shares were first offered on April 28, 2006. Expenses paid during the period reflect ongoing costs for the since-inception period ending April 30, 2006. Had these shares been offered for the six months ended April 30, 2006, based on a hypothetical 5% annualized return, expenses paid during the period would be $8.10, and the ending account value would be $1,016.90.

 8   MainStay MAP Fund

PORTFOLIO COMPOSITION AS OF APRIL 30, 2006

(COMPOSITION PIE CHART)

Common Stocks                                                                     94.5
Short-Term Investments (collateral from securities lending                        20.6
  is 15.4%)
Convertible Bonds                                                                  0.1
Warrant                                                                            0.1
Convertible Preferred Stock                                                        0.1
Corporate Bond                                                                    0.0*
Liabilities in Excess of Cash and Other Assets                                   (15.4)

* Less than one tenth of a percent.

See Portfolio of Investments on page 12 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  E. I. du Pont de Nemours & Co.
 2.  Duke Energy Corp.
 3.  Citigroup, Inc.
 4.  Morgan Stanley
 5.  Union Pacific Corp.
 6.  MetLife, Inc.
 7.  Monsanto Co.
 8.  Genentech, Inc.
 9.  American Express Co.
10.  American Commercial Lines, Inc.

                                                     www.mainstayfunds.com     9

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Michael J. Mullarkey, Roger Lob, and Christopher Mullarkey of Markston International LLC and by portfolio managers Mark G. DeFranco and Brian M. Gillott of Jennison Associates LLC

HOW DID MAINSTAY MAP FUND PERFORM RELATIVE TO ITS BENCHMARK AND ITS PEERS DURING THE SIX-MONTH REPORTING PERIOD?

Excluding all sales charges, MainStay MAP Fund returned 13.47% for Class A shares, 13.05% for Class B shares, and 13.05% for Class C shares for the six months ended April 30, 2006. Over the same period, the Fund's Class I shares returned 13.74%, Class R1 shares returned 13.67%, and Class R2 shares returned 13.50%. All share classes underperformed the 14.35% return of Russell Midcap(R) Index,(1) the Fund's broad-based securities-market index, for the six-month period. All share classes outperformed the 11.46% return of the average Lipper(2) multi-cap core fund for the six months ended April 30, 2006. The Fund introduced Class R3 shares on April 28, 2006.

WHICH SECTORS OR INDUSTRIES WERE THE BIGGEST CONTRIBUTORS AND DETRACTORS TO THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

Markston International:
In our portion of the Fund, the three strongest-performing segments were energy, transportation, and agriculture. Coal continued to be a cost-effective alternative for utilities. As demand has increased, railroads and barge companies were able to increase their pricing. Ethanol, which offers an alternative to foreign oil, showed strong price performance. The three weakest-performing segments in our portion of the Fund were biotechnology, medical devices, and real estate development. Concerns that Medicare may run out of money by 2017 hurt most health care stocks, and certain drugs faced the threat of new competition.

Jennison Associates:
In our portion of the Fund, road & rail holdings had the largest absolute gains, largely because of the strength of CSX. Our exposure to metals & mining companies produced strong performance, and our holdings in the industry benefited from sustained supply-and-demand imbalances for precious metals. Our stocks in the energy equipment & services industry also finished the six-month period with a strong total return. Rising demand and short supply pushed oil prices higher and prompted oil & gas exploration & production companies to increase capital expenditures to find or replenish reserves. The weakest industries in our portion of the Fund included health care providers & services and independent power producers & energy traders. Both of these industries provided negative returns. Our diversified telecommunication services holdings provided positive but lackluster returns.

DURING THE REPORTING PERIOD, WHICH STOCKS WERE STRONG CONTRIBUTORS TO THE FUND'S PERFORMANCE AND WHICH STOCKS DETRACTED?

Markston International:
In our portion of the Fund, positive contributors to overall performance included American Commercial Lines, Union Pacific, and Archer-Daniels-Midland. These companies benefited from increased demand for coal and ethanol. Holdings that detracted from performance included Amgen, Boston Scientific, and Genentech, all of which suffered when President Bush openly questioned the long-term viability of Medicare.

Jennison Associates:
Railroad company CSX, capital-markets holding Lazard, and global temporary employment service provider Manpower were the strongest contributors to absolute performance in our portion of the Fund. Our position in Allied Waste Industries also advanced by increasing prices and expanding margins. On the downside our holdings in media company Radio One, semiconductor company Intel, and drug company Watson Pharmaceuticals were the largest detractors from performance.


The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or that they may even go down in value. Mid-capitalization companies are generally less established and their stocks may be more volatile and less liquid than the securities of larger companies. Stocks of small companies may be subject to higher price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies. Funds that invest in bonds are subject to credit, inflation, and interest-rate risk and can lose principal value when interest rates rise. Issuers of convertible securities may not be as financially strong as issuers of securities with higher credit ratings and may be more vulnerable to changes in the economy. If an issuer stops making interest payments, principal payments, or both on its convertible securities, these securities may become worthless and the Fund could lose its entire investment in them.
1. See footnote on page 7 for more information on the Russell Midcap(R) Index.
2. See footnote on page 7 for more information on Lipper Inc.

 10   MainStay MAP Fund

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

Markston International:
During the reporting period, we initiated new positions in General Electric and Bristol-Meyers Squibb, two well-capitalized companies with attractive dividend yields. We eliminated Chiron from our portion of the portfolio and reduced our position in Cerner.

Jennison Associates:
Two purchases included integrated waste-management-services and landfill providers Allied Waste Industries and Waste Management. Both companies stand to benefit from pricing increases at the landfill level and from margin expansion. We sold silicon wafer manufacturer MEMC Electronic Materials and casino and gaming facilities operator Pinnacle Entertainment. Both companies' shares reached our upside price targets.

HOW DID THE FUND'S SECTOR WEIGHTINGS CHANGE OVER THE REPORTING PERIOD?

Markston International:
During the reporting period, our portion of the Fund increased its exposure to the industrials and health care sectors relative to the Russell 3000(R) Index.(3) We also decreased exposure to cash. As of April 30, 2006, our portion of the Fund was overweighted relative to the Index in industrials and utilities and underweighted in consumer discretionary and consumer staples.

Jennison Associates:
Any weighting changes in our portion of the Fund are a consequence of our bottom-up stock-selection process and do not reflect a "sector bet" on the part of our management team. During the reporting period, our risk/reward discipline led us to take profits in many strong performers. We also decreased our weightings in the consumer discretionary sector and increased our weighting in industrials and energy. As of April 30, 2006, our portion of the Fund was overweighted relative to the S&P 500(R) Index in the basic materials and consumer discretionary sectors and underweighted in financials and information technology.

3. The Russell 3000(R) Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                    www.mainstayfunds.com     11

PORTFOLIO OF INVESTMENTS APRIL 30, 2006 UNAUDITED


                                                         SHARES            VALUE
COMMON STOCKS (94.5%)+
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.8%)
Boeing Co. (The)                                         45,100   $    3,763,595
GenCorp, Inc. (a)(b)                                     27,000          527,580
Honeywell International, Inc.                           288,600       12,265,500
Lockheed Martin Corp.                                    25,300        1,920,270
Northrop Grumman Corp.                                  194,328       13,000,543
Orbital Sciences Corp. (a)(b)                           119,800        1,874,870
Raytheon Co.                                            173,600        7,685,272
                                                                  --------------
                                                                      41,037,630
                                                                  --------------
AIRLINES (0.4%)
Southwest Airlines Co.                                  349,100        5,662,402
                                                                  --------------

AUTO COMPONENTS (0.1%)
Goodyear Tire & Rubber Co. (The) (a)(b)                  95,650        1,339,100
                                                                  --------------
BEVERAGES (0.3%)
Coca-Cola Co. (The)                                      38,500        1,615,460
PepsiCo, Inc.                                            47,641        2,774,612
                                                                  --------------
                                                                       4,390,072
                                                                  --------------
BIOTECHNOLOGY (3.6%)
Amgen, Inc. (a)                                         188,800       12,781,760
Amylin Pharmaceuticals, Inc. (a)(b)                       7,698          335,248
Celgene Corp. (a)                                       137,792        5,809,311
Cubist Pharmaceuticals, Inc. (a)(b)                      65,438        1,483,479
V  Genentech, Inc. (a)                                  253,900       20,238,369
ImClone Systems, Inc. (a)(b)                            313,700       11,324,570
OSI Pharmaceuticals, Inc. (a)(b)                         39,520        1,050,046
                                                                  --------------
                                                                      53,022,783
                                                                  --------------
CAPITAL MARKETS (6.4%)
Ameriprise Financial, Inc.                               73,560        3,607,382
Bank of New York Co., Inc. (The)                        185,100        6,506,265
Charles Schwab Corp. (The)                              711,300       12,732,270
Eaton Vance Corp. (b)                                   201,300        5,731,011
Jefferies Group, Inc. (b)                                66,300        4,405,635
Knight Capital Group, Inc. Class A (a)                   24,432          409,480
Lazard, Ltd. Class A (b)                                193,600        8,595,840
Merrill Lynch & Co., Inc.                               158,600       12,094,836
V  Morgan Stanley                                       356,100       22,897,230
Northern Trust Corp.                                     20,055        1,181,039
Nuveen Investments, Inc. Class A (b)                    173,800        8,363,256
State Street Corp.                                       63,500        4,147,820
Waddell & Reed Financial, Inc. Class A                   78,000        1,834,560
                                                                  --------------
                                                                      92,506,624
                                                                  --------------


                                                         SHARES            VALUE
CHEMICALS (5.3%)
V  E.I. du Pont de Nemours & Co.                        744,000   $   32,810,400
Eastman Chemical Co.                                     19,150        1,040,802
Huntsman Corp. (a)                                      335,900        6,600,435
V  Monsanto Co.                                         248,707       20,742,164
Mosaic Co. (The) (a)(b)                                  13,250          198,750
Nalco Holding Co. (a)                                   491,500        9,264,775
Rockwood Holdings, Inc. (a)                             243,200        5,780,864
Tronox, Inc. Class B                                     21,113          365,255
                                                                  --------------
                                                                      76,803,445
                                                                  --------------
COMMERCIAL BANKS (1.7%)
Bank of America Corp.                                    13,724          685,102
Popular, Inc. (b)                                       430,398        8,900,631
Royal Bank of Scotland Group PLC                        313,003       10,222,609
Wachovia Corp.                                           74,400        4,452,840
                                                                  --------------
                                                                      24,261,182
                                                                  --------------
COMMERCIAL SERVICES & SUPPLIES (4.4%)
Adesa, Inc.                                              39,800        1,015,298
Allied Waste Industries, Inc. (a)(b)                    927,300       13,130,568
Aramark Corp. Class B                                   384,200       10,799,862
Cendant Corp.                                           130,700        2,278,101
Coinstar, Inc. (a)                                       32,167          877,194
Covanta Holding Corp. (a)                               261,073        4,354,698
Korn/Ferry International (a)                             24,600          516,600
Manpower, Inc.                                          221,400       14,424,210
Navigant Consulting, Inc. (a)                           274,700        5,790,676
On Assignment, Inc. (a)                                  19,300          250,900
PHH Corp. (a)                                            41,220        1,149,214
Waste Management, Inc.                                  249,600        9,350,016
                                                                  --------------
                                                                      63,937,337
                                                                  --------------
COMMUNICATIONS EQUIPMENT (2.7%)
ADC Telecommunications, Inc. (a)                         61,725        1,382,023
Blue Coat Systems, Inc. (a)                              30,163          656,347
CommScope, Inc. (a)(b)                                   40,659        1,343,780
Finisar Corp. (a)(b)                                    421,389        1,980,528
Harris Corp.                                            404,700       18,846,879
Motorola, Inc.                                            4,000           85,400
NETGEAR, Inc. (a)(b)                                     13,868          311,337
NMS Communications Corp. (a)                            167,936          718,766
Nokia Oyj, Sponsored ADR (c)                            501,100       11,354,926
Nortel Networks Corp. (a)                                 5,472           14,556

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 12   MainStay MAP Fund    The notes to the financial statements are an integral
part of, and should be read in conjunction with, the financial statements.


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT (CONTINUED)
Polycom, Inc. (a)                                        71,998   $    1,583,956
Stratex Networks, Inc. (a)                              163,297        1,030,404
                                                                  --------------
                                                                      39,308,902
                                                                  --------------
COMPUTERS & PERIPHERALS (0.7%)
ActivIdentity Corp. (a)                                  52,567          229,718
Avid Technology, Inc. (a)                                 4,757          183,382
Diebold, Inc. (b)                                       127,000        5,403,850
Innovex, Inc./MN (a)                                     31,000          167,090
Lexmark International, Inc. Class A (a)                  13,800          672,060
McData Corp. Class A (a)                                 65,100          314,433
Sun Microsystems, Inc. (a)                              561,797        2,808,985
                                                                  --------------
                                                                       9,779,518
                                                                  --------------
CONSTRUCTION & ENGINEERING (0.3%)
Chicago Bridge & Iron Co. N.V.                           42,000        1,006,740
Foster Wheeler, Ltd. (a)                                 32,836        1,463,172
Jacobs Engineering Group, Inc. (a)                       30,400        2,514,080
                                                                  --------------
                                                                       4,983,992
                                                                  --------------
CONSTRUCTION MATERIALS (0.3%)
Vulcan Materials Co.                                     51,889        4,408,489
                                                                  --------------
CONSUMER FINANCE (1.4%)
V  American Express Co.                                 367,800       19,791,318
                                                                  --------------

CONTAINERS & PACKAGING (1.0%)
Smurfit-Stone Container Corp. (a)                         8,050          104,248
Temple-Inland, Inc.                                     312,500       14,512,500
                                                                  --------------
                                                                      14,616,748
                                                                  --------------
DIVERSIFIED CONSUMER SERVICES (0.9%)
Career Education Corp. (a)(b)                           211,400        7,794,318
DeVry, Inc. (a)(b)                                      210,600        5,446,116
Vertrue, Inc. (a)(b)                                      5,800          238,786
                                                                  --------------
                                                                      13,479,220
                                                                  --------------
DIVERSIFIED FINANCIAL SERVICES (2.6%)
CIT Group, Inc.                                          26,600        1,436,666
V  Citigroup, Inc.                                      476,700       23,811,165
JPMorgan Chase & Co.                                    279,380       12,678,264
                                                                  --------------
                                                                      37,926,095
                                                                  --------------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.3%)
AT&T, Inc.                                                7,500          196,575
Cincinnati Bell, Inc. (a)                               225,550          947,310
Citizens Communications Co.                             775,100       10,293,328
Global Crossing, Ltd. (a)(b)                             24,823          611,390
IDT Corp. Class B (a)                                   559,600        6,211,560
                                                                  --------------
                                                                      18,260,163
                                                                  --------------


                                                         SHARES            VALUE
ELECTRIC UTILITIES (0.4%)
ALLETE, Inc.                                              8,200   $      383,514
American Electric Power Co., Inc.                        60,000        2,007,600
Duquesne Light Holdings, Inc. (b)                        61,800        1,048,746
Westar Energy, Inc.                                     136,100        2,849,934
                                                                  --------------
                                                                       6,289,794
                                                                  --------------
ELECTRICAL EQUIPMENT (0.1%)
Rockwell Automation, Inc.                                28,800        2,086,848
                                                                  --------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.8%)
Agilent Technologies, Inc. (a)                          142,370        5,469,855
Itron, Inc. (a)                                           4,346          291,399
Sanmina-SCI Corp. (a)                                   384,039        1,993,162
Solectron Corp. (a)                                     352,900        1,411,600
Symbol Technologies, Inc.                               286,556        3,051,821
                                                                  --------------
                                                                      12,217,837
                                                                  --------------
ENERGY EQUIPMENT & SERVICES (1.3%)
ENSCO International, Inc.                                 8,900          476,061
Key Energy Services, Inc. (a)                            70,200        1,199,718
Newpark Resources, Inc. (a)                             159,750        1,063,935
Parker Drilling Co. (a)                                  71,600          601,440
Schlumberger, Ltd.                                      192,450       13,305,993
Tidewater, Inc.                                          41,100        2,393,664
                                                                  --------------
                                                                      19,040,811
                                                                  --------------
FOOD & STAPLES RETAILING (3.1%)
CVS Corp.                                               161,976        4,813,927
Kroger Co. (The) (a)                                    702,900       14,240,754
Longs Drug Stores Corp. (b)                              21,200        1,005,092
Pathmark Stores, Inc. (a)                                92,017          952,376
Performance Food Group Co. (a)(b)                       455,000       13,968,500
Rite Aid Corp. (a)                                       83,850          377,325
Wal-Mart Stores, Inc.                                   213,200        9,600,396
                                                                  --------------
                                                                      44,958,370
                                                                  --------------
FOOD PRODUCTS (1.9%)
Archer-Daniels-Midland Co.                              233,340        8,479,576
Bunge, Ltd. (b)                                          41,000        2,187,350
Cadbury Schweppes PLC                                 1,024,400       10,162,163
ConAgra Foods, Inc. (b)                                 289,500        6,565,860
                                                                  --------------
                                                                      27,394,949
                                                                  --------------
GAS UTILITIES (0.2%)
National Fuel Gas Co.                                    13,900          462,175
Nicor, Inc. (b)                                          21,050          833,791
Peoples Energy Corp. (b)                                 49,200        1,787,436
                                                                  --------------
                                                                       3,083,402
                                                                  --------------
HEALTH CARE EQUIPMENT & SUPPLIES (1.5%)
ArthroCare Corp. (a)(b)                                  19,110          866,256
Bausch & Lomb, Inc. (b)                                 122,300        5,986,585

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES (CONTINUED)
Baxter International, Inc.                               30,000   $    1,131,000
Boston Scientific Corp. (a)                             472,850       10,989,034
Gen-Probe, Inc. (a)                                      25,068        1,340,386
Hospira, Inc. (a)                                        33,500        1,291,425
SurModics, Inc. (a)(b)                                   13,792          490,444
                                                                  --------------
                                                                      22,095,130
                                                                  --------------
HEALTH CARE PROVIDERS & SERVICES (1.2%)
Community Health Systems, Inc. (a)                      184,600        6,689,904
Humana, Inc. (a)                                         29,200        1,319,256
Medco Health Solutions, Inc. (a)                        161,700        8,607,291
SunLink Health Systems, Inc. (a)                         42,025          424,032
Universal Health Services, Inc. Class B (b)               3,000          152,370
                                                                  --------------
                                                                      17,192,853
                                                                  --------------
HEALTH CARE TECHNOLOGY (0.5%)
Cerner Corp. (a)(b)                                     154,180        6,113,237
Emdeon Corp. (a)                                         91,346        1,042,258
IMS Health, Inc.                                         11,215          304,824
                                                                  --------------
                                                                       7,460,319
                                                                  --------------
HOTELS, RESTAURANTS & LEISURE (1.6%)
Bally Technologies, Inc. (a)(b)                         335,100        5,998,290
Hilton Hotels Corp.                                     133,300        3,591,102
McDonald's Corp.                                        139,000        4,805,230
OSI Restaurant Partners, Inc.                           192,100        8,202,670
                                                                  --------------
                                                                      22,597,292
                                                                  --------------
HOUSEHOLD DURABLES (0.0%)++
Newell Rubbermaid, Inc.                                   9,500          260,490
                                                                  --------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.3%)
AES Corp. (The) (a)                                     174,357        2,958,838
Black Hills Corp.                                        14,150          515,060
Dynegy, Inc. Class A (a)(b)                             220,500        1,095,885
                                                                  --------------
                                                                       4,569,783
                                                                  --------------
INDUSTRIAL CONGLOMERATES (2.2%)
3M Co.                                                   16,390        1,400,198
General Electric Co.                                    381,700       13,203,003
Tyco International, Ltd.                                650,758       17,147,473
                                                                  --------------
                                                                      31,750,674
                                                                  --------------
INSURANCE (6.1%)
Allstate Corp. (The)                                    123,400        6,970,866
American International Group, Inc.                      242,500       15,823,125
Axis Capital Holdings, Ltd.                             407,700       12,157,614
Benfield Group, Ltd.                                    930,000        6,588,577


                                                         SHARES            VALUE
INSURANCE (CONTINUED)
Genworth Financial, Inc. Class A                         21,800   $      723,760
Marsh & McLennan Cos., Inc.                              14,700          450,849
V  MetLife, Inc.                                        402,400       20,965,040
Montpelier Re Holdings, Ltd. (b)                        398,300        6,432,545
Ohio Casualty Corp.                                     120,173        3,563,129
Phoenix Cos., Inc. (The)                                 11,700          177,723
Principal Financial Group, Inc.                          63,000        3,232,530
St. Paul Travelers Cos., Inc. (The)                      98,110        4,319,783
USI Holdings Corp. (a)(b)                                48,271          733,719
W.R. Berkley Corp.                                      158,850        5,944,167
                                                                  --------------
                                                                      88,083,427
                                                                  --------------
INTERNET & CATALOG RETAIL (1.4%)
Expedia, Inc. (a)(b)                                    284,550        5,306,858
IAC/InterActiveCorp. (a)(b)                             375,250       10,833,468
Priceline.com, Inc. (a)(b)                              126,352        3,088,043
Stamps.com, Inc. (a)                                     36,674        1,034,207
                                                                  --------------
                                                                      20,262,576
                                                                  --------------
INTERNET SOFTWARE & SERVICES (0.4%)
Internet Capital Group, Inc. (a)                         18,400          172,040
S1 Corp. (a)                                            330,066        1,706,441
Vignette Corp. (a)                                       24,210          383,729
Yahoo!, Inc. (a)                                        131,554        4,312,340
                                                                  --------------
                                                                       6,574,550
                                                                  --------------
IT SERVICES (0.8%)
BISYS Group, Inc. (The) (a)                              17,400          277,356
CheckFree Corp. (a)                                       9,300          500,991
Computer Sciences Corp. (a)                              29,300        1,715,515
eFunds Corp. (a)                                        275,694        7,096,364
Electronic Data Systems Corp.                            38,000        1,029,040
First Data Corp.                                         12,426          592,596
                                                                  --------------
                                                                      11,211,862
                                                                  --------------
LIFE SCIENCES TOOLS & SERVICES (0.2%)
Nektar Therapeutics (a)(b)                              162,257        3,490,148
                                                                  --------------

MACHINERY (1.0%)
Dover Corp.                                             298,100       14,830,475
                                                                  --------------

MARINE (1.3%)
V  American Commercial Lines, Inc. (a)                  352,093       18,988,375
                                                                  --------------

MEDIA (5.2%)
Cablevision Systems Corp. New York Group Class A
  (a)                                                    66,000        1,337,820
Comcast Corp. Class A (a)                                64,800        2,005,560
DIRECTV Group, Inc. (The) (a)(b)                         46,800          799,344

 14   MainStay MAP Fund    The notes to the financial statements are an integral
part of, and should be read in conjunction with, the financial statements.


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
MEDIA (CONTINUED)
Discovery Holding Co. Class A (a)(b)                    661,430   $    9,855,307
Dow Jones & Co., Inc. (b)                                 5,500          203,335
Gemstar-TV Guide International, Inc. (a)              2,945,186        9,748,566
Liberty Global, Inc. Class A (a)                         55,178        1,142,736
Liberty Global, Inc. Class C (a)(b)                     412,178        8,231,195
Liberty Media Corp. Class A (a)                         641,300        5,354,855
Pearson PLC, Sponsored ADR (b)(c)                       847,100       11,732,335
PRIMEDIA, Inc. (a)                                      122,378          231,294
Radio One, Inc. Class D (a)                             929,000        6,679,510
Time Warner, Inc.                                       110,500        1,922,700
Viacom, Inc. Class B (a)                                280,858       11,186,574
VNU N.V.                                                146,900        5,042,803
                                                                  --------------
                                                                      75,473,934
                                                                  --------------
METALS & MINING (0.6%)
Alpha Natural Resources, Inc. (a)                       255,200        6,408,072
United States Steel Corp. (b)                            35,200        2,411,200
                                                                  --------------
                                                                       8,819,272
                                                                  --------------
MULTILINE RETAIL (0.1%)
Big Lots, Inc. (a)(b)                                    97,400        1,407,430
                                                                  --------------

MULTI-UTILITIES (3.3%)
CMS Energy Corp. (a)                                    120,000        1,598,400
DTE Energy Co.                                           52,300        2,132,794
V  Duke Energy Corp. (b)                              1,047,600       30,506,112
Sempra Energy                                           286,700       13,193,934
                                                                  --------------
                                                                      47,431,240
                                                                  --------------
OFFICE ELECTRONICS (0.0%)++
Xerox Corp. (a)(b)                                       25,100          352,404
                                                                  --------------

OIL, GAS & CONSUMABLE FUELS (7.4%)
Amerada Hess Corp.                                       16,500        2,363,955
Anadarko Petroleum Corp.                                 44,200        4,633,044
Apache Corp.                                            174,200       12,376,910
Chesapeake Energy Corp. (b)                              70,500        2,233,440
Chevron Corp.                                            97,362        5,941,029
ConocoPhillips                                           30,278        2,025,598
Devon Energy Corp. (b)                                  269,742       16,214,192
ExxonMobil Corp.                                        173,300       10,931,764
International Coal Group, Inc. (a)                      142,200        1,464,660
James River Coal Co. (a)(b)                               8,783          308,722
Kerr-McGee Corp.                                         10,975        1,095,964
Kinder Morgan, Inc.                                      54,450        4,792,689
Marathon Oil Corp.                                       43,400        3,444,224


                                                         SHARES            VALUE
OIL, GAS & CONSUMABLE FUELS (CONTINUED)
Massey Energy Co. (b)                                   272,300   $   10,524,395
Murphy Oil Corp.                                         38,400        1,926,912
Noble Energy, Inc.                                       68,100        3,063,138
Occidental Petroleum Corp.                               85,700        8,804,818
Pogo Producing Co. (b)                                  173,700        8,631,153
Range Resources Corp.                                   192,200        5,099,066
Williams Cos., Inc. (The)                               103,800        2,276,334
                                                                  --------------
                                                                     108,152,007
                                                                  --------------
PAPER & FOREST PRODUCTS (0.5%)
International Paper Co.                                  87,400        3,176,990
MeadWestvaco Corp.                                       75,005        2,138,393
Weyerhaeuser Co. (b)                                     38,600        2,720,142
                                                                  --------------
                                                                       8,035,525
                                                                  --------------
PHARMACEUTICALS (4.8%)
Abbott Laboratories                                     331,100       14,151,214
Andrx Corp. (a)(b)                                       30,400          708,624
Bristol-Myers Squibb Co.                                225,300        5,718,114
Endo Pharmaceuticals Holdings, Inc. (a)                 184,600        5,805,670
KOS Pharmaceuticals, Inc. (a)                            93,700        4,535,080
Pfizer, Inc.                                            410,100       10,387,833
Sanofi-Aventis, ADR (b)(c)                              190,900        8,979,936
Schering-Plough Corp.                                    53,700        1,037,484
Teva Pharmaceutical Industries, Ltd., Sponsored
  ADR (c)                                               166,599        6,747,259
Watson Pharmaceuticals, Inc. (a)(b)                     394,000       11,205,360
                                                                  --------------
                                                                      69,276,574
                                                                  --------------
REAL ESTATE INVESTMENT TRUSTS (0.7%)
Boykin Lodging Co. (a)                                  103,400        1,025,728
CapitalSource, Inc. (b)                                  32,477          763,210
Crescent Real Estate Equities Co.                        20,100          402,000
Friedman, Billings, Ramsey Group, Inc. Class A (b)       23,100          249,711
Health Care Property Investors, Inc. (b)                137,846        3,779,737
Trizec Properties, Inc.                                  30,200          755,604
United Dominion Realty
  Trust, Inc. (b)                                       126,870        3,449,595
                                                                  --------------
                                                                      10,425,585
                                                                  --------------
REAL ESTATE MANAGEMENT & DEVELOPMENT (0.3%)
St. Joe Co. (The) (b)                                    70,400        3,953,664
                                                                  --------------

ROAD & RAIL (3.2%)
Celadon Group, Inc. (a)                                 101,939        2,771,721
CSX Corp.                                               253,100       17,334,819
Norfolk Southern Corp.                                   46,550        2,513,700
Swift Transportation Co., Inc. (a)                       80,163        2,400,882

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    15


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ROAD & RAIL (CONTINUED)
V  Union Pacific Corp.                                  230,000   $   20,978,300
Werner Enterprises, Inc.                                 30,795          590,648
                                                                  --------------
                                                                      46,590,070
                                                                  --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.2%)
Applied Micro Circuits Corp. (a)                        317,050        1,163,574
Intel Corp.                                             276,200        5,518,476
Maxim Integrated Products, Inc.                         129,400        4,562,644
NVIDIA Corp. (a)                                        128,730        3,761,491
ON Semiconductor Corp. (a)(b)                            49,489          354,836
Skyworks Solutions, Inc. (a)                             83,278          595,438
Three-Five Systems, Inc. (a)                             91,500           26,535
Vitesse Semiconductor Corp. (a)(b)                      626,552        1,152,856
Zoran Corp. (a)                                          15,200          417,088
                                                                  --------------
                                                                      17,552,938
                                                                  --------------
SOFTWARE (3.8%)
BEA Systems, Inc. (a)                                   616,100        8,163,325
Blackboard, Inc. (a)                                     29,539          867,560
CA, Inc. (b)                                            290,300        7,362,008
Compuware Corp. (a)                                     374,872        2,879,017
i2 Technologies, Inc. (a)(b)                             47,750          836,103
Manhattan Associates, Inc. (a)                          442,100        9,597,991
Microsoft Corp.                                         515,100       12,439,665
MSC.Software Corp. (a)(b)                                41,800          856,900
NetIQ Corp. (a)                                         215,181        2,582,172
Novell, Inc. (a)                                        162,646        1,336,950
TIBCO Software, Inc. (a)                                890,000        7,671,800
WatchGuard Technologies, Inc. (a)                        49,750          258,700
Wind River Systems, Inc. (a)                             45,199          515,721
                                                                  --------------
                                                                      55,367,912
                                                                  --------------
SPECIALTY RETAIL (0.4%)
Blockbuster, Inc. Class A (b)                         1,068,400        5,021,480
Circuit City Stores, Inc.                                15,900          457,125
Restoration Hardware, Inc. (a)                           55,174          377,942
                                                                  --------------
                                                                       5,856,547
                                                                  --------------
THRIFTS & MORTGAGE FINANCE (0.2%)
New York Community
  Bancorp, Inc. (b)                                      14,900          256,429
Washington Mutual, Inc.                                  51,225        2,308,199
                                                                  --------------
                                                                       2,564,628
                                                                  --------------
WIRELESS TELECOMMUNICATION SERVICES (0.3%)
Sprint Nextel Corp.                                     151,608        3,759,878
                                                                  --------------
Total Common Stocks
  (Cost $1,098,127,089)                                            1,374,974,593
                                                                  --------------


                                                         SHARES            VALUE
CONVERTIBLE PREFERRED STOCK (0.1%)
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE (0.1%)
Six Flags, Inc.
  7.25% (a)                                              33,700   $      781,840
                                                                  --------------
Total Convertible Preferred Stock
  (Cost $774,564)                                                        781,840
                                                                  --------------
                                                      NUMBER OF
                                                       WARRANTS
WARRANT (0.1%)
--------------------------------------------------------------------------------
MARINE (0.1%)
American Commercial Lines, Inc.
  Strike Price $12.00
V    Expire 1/12/09 (a)(d)                                6,765        1,378,166
                                                                  --------------
Total Warrant
  (Cost $3,173,826)                                                    1,378,166
                                                                  --------------
                                                      PRINCIPAL
                                                         AMOUNT
LONG-TERM BONDS (0.1%)
CONVERTIBLE BONDS (0.1%)
--------------------------------------------------------------------------------
COMMERCIAL SERVICES (0.1%)
Rewards Network, Inc.
  3.25%, due 10/15/23                                $1,100,000          969,375
                                                                  --------------

INTERNET (0.0%)++
i2 Technologies, Inc.
  5.25%, due 12/15/06                                    98,000           97,877
                                                                  --------------

PHARMACEUTICALS (0.0%)++
NPS Pharmaceuticals, Inc.
  3.00%, due 6/15/08                                    583,000          516,684
                                                                  --------------
Total Convertible Bonds
  (Cost $1,513,899)                                                    1,583,936
                                                                  --------------

CORPORATE BOND (0.0%)++
--------------------------------------------------------------------------------
MARINE (0.0%)++
American Commercial Lines LLC
  11.25%, due 1/1/08 (a)(d)(e)                        5,511,870           37,419
                                                                  --------------
Total Corporate Bond
  (Cost $1,871)                                                           37,419
                                                                  --------------
Total Long-Term Bonds
  (Cost $1,515,770)                                                    1,621,355
                                                                  --------------

 16   MainStay MAP Fund    The notes to the financial statements are an integral
part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
SHORT-TERM INVESTMENTS (20.6%)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (9.8%)
Banco Santander Central Hispano S.A.
  4.722%, due 5/8/06 (f)                            $10,645,140   $   10,645,140
Charta LLC
  4.919%, due 5/30/06 (f)                             5,322,570        5,322,570
CIESCO, Inc.
  4.798%, due 5/19/06 (f)                             6,302,633        6,302,633
Den Danske Bank
  4.773%, due 5/5/06 (f)                              8,941,918        8,941,918
Fairway Finance Corp.
  4.891%, due 5/22/06 (f)                             6,387,084        6,387,084
General Electric Capital Corp.
  4.702%, due 5/1/06                                 32,958,000       32,958,000
  5.001%, due 6/26/06 (f)                             7,009,044        7,009,044
Grampian Funding LLC
  4.785%, due 5/3/06 (f)                              5,322,570        5,322,570
Greyhawk Funding
  4.878%, due 5/18/06 (f)                             6,346,846        6,346,846
Investors Bank & Trust Depository Receipt
  3.30%, due 5/1/06                                  42,036,760       42,036,760
Jupiter Securitization Corp.
  4.834%, due 5/3/06 (f)                              2,759,167        2,759,167
Lexington Parker Capital Co.
  4.914%, due 5/16/06 (f)                             4,227,629        4,227,629
Liberty Street Funding Co.
  4.87%, due 5/18/06 (f)                              4,215,032        4,215,032
                                                                  --------------
Total Commercial Paper
  (Cost $142,474,393)                                                142,474,393
                                                                  --------------

                                                         SHARES
INVESTMENT COMPANY (0.6%)
BGI Institutional Money Market Fund (f)               8,035,943        8,035,943
                                                                  --------------
Total Investment Company
  (Cost $8,035,943)                                                    8,035,943
                                                                  --------------
                                                      PRINCIPAL
                                                         AMOUNT            VALUE
REPURCHASE AGREEMENT (0.2%)
Morgan Stanley & Co.
  4.98%, dated 4/28/06
  due 5/1/06
  Proceeds at Maturity $3,332,079
  (Collateralized by various bonds
  with a Principal Amount of
  $3,455,178 and a Market Value
  of $3,429,165) (f)                                 $3,330,696   $    3,330,696
                                                                  --------------
Total Repurchase Agreement
  (Cost $3,330,696)                                                    3,330,696
                                                                  --------------

TIME DEPOSITS (10.0%)
Abbey National PLC
  4.78%, due 5/9/06 (f)                              10,645,140       10,645,140
ABN Amro Bank N.V.
  4.84%, due 5/19/06 (f)                             10,645,140       10,645,140
Banco Bilbao Vizcaya Argentaria S.A.
  4.905%, due 5/24/06 (f)                             8,516,112        8,516,112
Bank of America
  4.77%, due 5/26/06 (f)(g)                          10,645,141       10,645,141
Bank of Montreal
  4.78%, due 5/8/06 (f)                              10,645,141       10,645,141
Bank of Nova Scotia
  4.78%, due 5/10/06 (f)                              8,196,758        8,196,758
Barclays
  4.95%, due 6/20/06 (f)                              8,516,112        8,516,112
BNP Paribas
  4.80%, due 5/12/06 (f)                             10,645,141       10,645,141
Calyon
  4.955%, due 6/19/06 (f)                            10,645,141       10,645,141
Credit Suisse First Boston Corp.
  4.91%, due 6/5/06 (f)                              10,645,141       10,645,141
Fortis Bank
  4.77%, due 5/9/06 (f)                              10,645,141       10,645,141
Nordea Bank Finland PLC
  5.00%, due 6/27/06 (f)                             10,645,141       10,645,141

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    17

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
TIME DEPOSITS (CONTINUED)
Societe Generale
  4.73%, due 5/9/06 (f)                             $10,645,141   $   10,645,141
UBS AG
  4.77%, due 5/4/06 (f)                              13,838,683       13,838,683
                                                                  --------------
Total Time Deposits
  (Cost $145,519,073)                                                145,519,073
                                                                  --------------
Total Short-Term Investments
  (Cost $299,360,105)                                                299,360,105
                                                                  --------------
Total Investments
  (Cost $1,402,951,354) (h)                               115.4%   1,678,116,059(i)
Liabilities in Excess of
  Cash and Other Assets                                   (15.4)    (223,811,931)
                                                    -----------   --------------
Net Assets                                                100.0%  $1,454,304,128
                                                    ===========   ==============

++   Less than one tenth of a percent.
(a)  Non-income producing security.
(b)  Represents security, or a portion thereof, which is out on loan.
(c)  ADR--American Depositary Receipt.
(d)  Fair valued security. The total market value of these securities at April
     30, 2006 is $1,415,585, which reflects 0.1% of the Fund's net assets.
(e)  Escrow reserve-reserve account for disputed claims.
(f)  Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(g)  Floating rate. Rate shown is the rate in effect at April 30, 2006.
(h)  The cost for federal income tax purposes is $1,406,643,302.
(i)  At April 30, 2006 net unrealized appreciation was $271,472,757, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $313,316,109 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $41,843,352.

 18   MainStay MAP Fund    The notes to the financial statements are an integral
part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2006 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $1,402,951,354) including
  $215,753,073 market value of securities
  loaned                                      $1,678,116,059
Cash                                                     636
Receivables:
  Investment securities sold                      12,201,326
  Fund shares sold                                 2,400,710
  Dividends and interest                           1,781,087
Other assets                                          94,316
                                              --------------
    Total assets                               1,694,594,134
                                              --------------

LIABILITIES:
Securities lending collateral                    224,365,345
Payables:
  Fund shares redeemed                            10,250,354
  Investment securities purchased                  3,275,293
  Manager                                            972,837
  Transfer agent                                     663,932
  NYLIFE Distributors                                574,122
  Professional                                        96,622
  Trustees                                            27,588
  Custodian                                           16,520
Accrued expenses                                      40,215
Dividends payable                                      7,178
                                              --------------
    Total liabilities                            240,290,006
                                              --------------
Net assets                                    $1,454,304,128
                                              ==============
COMPOSITION OF NET ASSETS:
Share of beneficial interest outstanding
  (par value of $.01 per share)
  unlimited number of shares authorized:
  Class A                                     $      132,764
  Class B                                            100,567
  Class C                                             62,603
  Class I                                             94,365
  Class R1                                             3,936
  Class R2                                               811
  Class R3                                                 3
Additional paid-in capital                     1,112,797,707
Accumulated undistributed net investment
  income                                             966,621
Accumulated net realized gain on investments
  and foreign currency transactions               64,956,177
Net unrealized appreciation on investments       275,164,705
Net unrealized appreciation on translation
  of other assets and liabilities in foreign
  currencies                                          23,869
                                              --------------
Net assets                                    $1,454,304,128
                                              ==============
CLASS A
Net assets applicable to outstanding shares   $  497,244,334
                                              ==============
Shares of beneficial interest outstanding         13,276,374
                                              ==============
Net asset value per share outstanding         $        37.45
Maximum sales charge (5.50% of offering
  price)                                                2.18
                                              --------------
Maximum offering price per share outstanding  $        39.63
                                              ==============
CLASS B
Net assets applicable to outstanding shares   $  357,868,371
                                              ==============
Shares of beneficial interest outstanding         10,056,746
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        35.58
                                              ==============
CLASS C
Net assets applicable to outstanding shares   $  222,769,908
                                              ==============
Shares of beneficial interest outstanding          6,260,345
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        35.58
                                              ==============
CLASS I
Net assets applicable to outstanding shares   $  358,553,473
                                              ==============
Shares of beneficial interest outstanding          9,436,489
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        38.00
                                              ==============
CLASS R1
Net assets applicable to outstanding shares   $   14,820,605
                                              ==============
Shares of beneficial interest outstanding            393,586
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        37.66
                                              ==============
CLASS R2
Net assets applicable to outstanding shares   $    3,037,436
                                              ==============
Shares of beneficial interest outstanding             81,076
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        37.46
                                              ==============
CLASS R3
Net assets applicable to outstanding shares   $       10,001
                                              ==============
Shares of beneficial interest outstanding                267
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        37.46
                                              ==============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    19

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2006 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                 $  9,910,706
  Interest                                         1,406,486
  Income from securities loaned--net                 233,363
                                                -------------
    Total income                                  11,550,555
                                                -------------
EXPENSES:
  Manager                                          5,037,382
  Distribution--Class B                            1,363,999
  Distribution--Class C                              764,584
  Transfer agent--Classes A, B and C               1,234,441
  Transfer agent--Classes I, R1, R2 and R3           163,993
  Distribution/Service--Class A                      551,613
  Service--Class B                                   454,666
  Service--Class C                                   254,862
  Distribution/Service--Class R2                       3,158
  Shareholder communication                          138,008
  Registration                                       108,384
  Professional                                        90,830
  Recordkeeping                                       81,645
  Trustees                                            48,079
  Custodian                                           35,295
  Shareholder service--Class R1                        7,068
  Shareholder service--Class R2                        1,263
  Miscellaneous                                       23,662
                                                -------------
    Total expenses                                10,362,932
  Net recouped fees                                  222,593
                                                -------------
    Net expenses                                  10,585,525
                                                -------------
Net investment income                                965,030
                                                -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
  Security transactions                           68,655,993
  Foreign currency transactions                      (12,167)
                                                -------------
Net realized gain on investments and foreign
  currency transactions                           68,643,826
                                                -------------
Net change in unrealized appreciation
  (depreciation) on:
  Security transactions                          101,280,985
  Translation of other assets and liabilities
    in foreign currencies                             24,159
                                                -------------
Net change in unrealized appreciation on
  investments and foreign currency
  transactions                                   101,305,144
                                                -------------
Net realized and unrealized gain on
  investments and foreign currency
  transactions                                   169,948,970
                                                -------------
Net increase in net assets resulting from
  operations                                    $170,914,000
                                                =============

(a) Dividends recorded net of foreign withholding taxes in the amount of $990.

 20   MainStay MAP Fund    The notes to the financial statements are an integral
part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2006 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2005

                                             2006             2005
INCREASE IN NET ASSETS:
Operations:
   Net investment income           $      965,030   $      693,270
   Net realized gain on
    investments and foreign
    currency transactions              68,643,826       79,085,373
   Net change in unrealized
    appreciation (depreciation)
    on investments and foreign
    currency transactions             101,305,144       57,297,055
                                   -------------------------------
   Net increase in net assets
    resulting from operations         170,914,000      137,075,698
                                   -------------------------------

Dividends and distributions to shareholders:
 From net investment income:
   Class I                               (654,970)              --
   Class R1                               (14,914)              --
 From net realized gain on investments:
   Class A                            (22,181,521)     (11,258,532)
   Class B                            (24,680,799)     (13,518,830)
   Class C                            (11,860,373)      (6,021,722)
   Class I                            (19,312,266)     (11,235,228)
   Class R1                              (804,376)          (2,567)
   Class R2                              (128,903)            (156)
                                   -------------------------------
 Total dividends and
  distributions to shareholders       (79,638,122)     (42,037,035)
                                   -------------------------------

                                             2006             2005

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                         $  147,304,654   $  123,387,655
   Class B                             27,207,762       82,339,822
   Class C                             35,362,018       53,745,766
   Class I                             44,286,594       76,879,879
   Class R1                             1,226,725       15,708,676
   Class R2                             1,347,888        4,110,453
   Class R3                                10,000               --
 Net asset value of shares issued to shareholders
  in reinvestment of dividends and distributions:
   Class A                             18,767,777        9,720,883
   Class B                             22,482,746       12,315,724
   Class C                              9,268,154        4,699,860
   Class I                             19,681,601       11,074,218
   Class R1                               819,290            2,567
   Class R2                               128,903              156
                                   -------------------------------
                                      327,894,112      393,985,659
 Cost of shares redeemed:
   Class A                            (59,564,728)     (70,533,864)
   Class B                           (100,278,391)     (48,504,915)
   Class C                            (16,111,089)     (27,109,580)
   Class I                            (49,553,836)     (70,141,243)
   Class R1                            (1,595,824)      (3,013,804)
   Class R2                              (746,397)      (2,071,751)
                                   -------------------------------
                                     (227,850,265)    (221,375,157)
   Increase in net assets derived
    from capital share
    transactions                      100,043,847      172,610,502
                                   -------------------------------
   Net increase in net assets         191,319,725      267,649,165

NET ASSETS:
Beginning of period                 1,262,984,403      995,335,238
                                   -------------------------------
End of period                      $1,454,304,128   $1,262,984,403
                                   ===============================
Accumulated undistributed net
 investment income at end of
 period                            $      966,621   $      671,475
                                   ===============================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    21

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                              CLASS A
                                ---------------------------------------------------------------------------------------------------
                                                                               JANUARY 1,
                                SIX MONTHS                                        2003*
                                  ENDED                YEAR ENDED                THROUGH
                                APRIL 30,              OCTOBER 31,             OCTOBER 31,            YEAR ENDED DECEMBER 31,
                                  2006**          2005             2004           2003            2002          2001         2000
Net asset value at beginning
  of period                      $  35.03       $  32.08         $  28.04       $  21.95        $  27.66      $  27.25      $ 26.22
                                ----------      --------         --------      -----------      --------      --------      -------
Net investment income (loss)         0.05           0.10(a)(e)      (0.01)(a)      (0.04)           0.15          0.03         0.02
Net realized and unrealized
  gain (loss) on investments         4.50           4.16             4.05           6.13           (5.69)         0.55         4.17
                                ----------      --------         --------      -----------      --------      --------      -------
Total from investment
  operations                         4.55           4.26             4.04           6.09           (5.54)         0.58         4.19
                                ----------      --------         --------      -----------      --------      --------      -------
Less dividends and
  distributions:
  From net investment income           --             --               --             --           (0.11)        (0.03)          --
  From net realized gain on
    investments                     (2.13)         (1.31)              --             --           (0.06)        (0.14)       (3.16)
                                ----------      --------         --------      -----------      --------      --------      -------
Total dividends and
  distributions                     (2.13)         (1.31)              --             --           (0.17)        (0.17)       (3.16)
                                ----------      --------         --------      -----------      --------      --------      -------
Net asset value at end of
  period                         $  37.45       $  35.03         $  32.08       $  28.04        $  21.95      $  27.66      $ 27.25
                                ==========      ========         ========      ===========      ========      ========      =======
Total investment return (b)         13.47%(c)      13.51%           14.41%         27.74%(c)      (20.04%)        2.11%       16.67%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income
      (loss)                         0.34%(f)+      0.29%(e)        (0.05%)        (0.17%)+         0.63%         0.37%        0.12%
    Net expenses                     1.34%+         1.35%            1.35%          1.35%+          1.33%         1.25%        1.25%
    Expenses (before
     recoupment/reimbursement)       1.31%+         1.37%            1.38%          1.45%+          1.44%         1.43%        1.44%
Portfolio turnover rate                27%            56%              64%            61%             77%           19%          40%
Net assets at end of period
  (in 000's)                     $497,244       $358,214         $268,513       $176,932        $123,461      $103,402      $22,048

                                                                            CLASS C
                                ------------------------------------------------------------------------------------------------
                                                                               JANUARY 1,
                                SIX MONTHS                                        2003*
                                  ENDED                YEAR ENDED                THROUGH
                                APRIL 30,              OCTOBER 31,             OCTOBER 31,          YEAR ENDED DECEMBER 31,
                                  2006**          2005             2004           2003           2002         2001         2000
Net asset value at beginning
  of period                      $  33.50       $  30.96         $  27.26        $ 21.47        $ 27.13      $ 26.92      $26.15
                                ----------      --------         --------      -----------      -------      -------      ------
Net investment income (loss)        (0.07)         (0.15)(a)(e)     (0.24)(a)      (0.16)         (0.03)       (0.06)      (0.11)
Net realized and unrealized
  gain (loss) on investments         4.28           4.00             3.94           5.95          (5.57)        0.41        4.04
                                ----------      --------         --------      -----------      -------      -------      ------
Total from investment
  operations                         4.21           3.85             3.70           5.79          (5.60)        0.35        3.93
                                ----------      --------         --------      -----------      -------      -------      ------
Less dividends and
  distributions:
  From net investment income           --             --               --             --             --           --          --
  From net realized gain on
    investments                     (2.13)         (1.31)              --             --          (0.06)       (0.14)      (3.16)
                                ----------      --------         --------      -----------      -------      -------      ------
Total dividends and
  distributions                     (2.13)         (1.31)              --             --          (0.06)       (0.14)      (3.16)
                                ----------      --------         --------      -----------      -------      -------      ------
Net asset value at end of
  period                         $  35.58       $  33.50         $  30.96        $ 27.26        $ 21.47      $ 27.13      $26.92
                                ==========      ========         ========      ===========      =======      =======      ======
Total investment return (b)         13.05%(c)      12.64%           13.57%         26.97%(c)     (20.63%)       1.29%      15.72%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income
      (loss)                        (0.40%)(f)+    (0.46%)(e)       (0.80%)        (0.92%)+       (0.12%)      (0.38%)     (0.63%)
    Net expenses                     2.09%+         2.10%            2.10%          2.10%+         2.08%        2.00%       2.00%
    Expenses (before
     recoupment/reimbursement)       2.06%+         2.12%            2.13%          2.20%+         2.19%        2.18%       2.19%
Portfolio turnover rate                27%            56%              64%            61%            77%          19%         40%
Net assets at end of period
  (in 000's)                     $222,770       $181,398         $138,044        $95,004        $69,077      $51,234      $6,546

*    The Fund changed its fiscal year end from December 31 to October 31.
**   Unaudited.
+    Annualized
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges. Classes I, R1 and R2 are not subject to sales charges.
(c)  Total return is not annualized.
(d)  Less than one cent per share.
(e)  Net investment income (loss) and the ratio of net investment income (loss) includes $0.04 per share and 0.11%, respectively as a result of a special one time dividend from
     Microsoft Corp.
(f)  The difference between the net investment income ratio by class does not equal the difference between the net expense ratio by class due to the timing of purchases and redemptions of Fund shares in relation to the recognition of income of the Fund.

 22   MainStay MAP Fund    The notes to the financial statements are an integral
part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                CLASS B
-------------------------------------------------------------------------------------------------------
                                                   JANUARY 1,
    SIX MONTHS                                        2003*
      ENDED                                          THROUGH
    APRIL 30,        YEAR ENDED OCTOBER 31,        OCTOBER 31,            YEAR ENDED DECEMBER 31,
      2006**          2005             2004           2003            2002          2001         2000
     $  33.50       $  30.96         $  27.26       $  21.47        $  27.13      $  26.92      $ 26.15
    ----------      --------         --------      -----------      --------      --------      -------
        (0.07)         (0.15)(a)(e)     (0.24)(a)      (0.16)          (0.03)        (0.06)       (0.11)
         4.28           4.00             3.94           5.95           (5.57)         0.41         4.04
    ----------      --------         --------      -----------      --------      --------      -------
         4.21           3.85             3.70           5.79           (5.60)         0.35         3.93
    ----------      --------         --------      -----------      --------      --------      -------
           --             --               --             --              --            --           --
        (2.13)         (1.31)              --             --           (0.06)        (0.14)       (3.16)
    ----------      --------         --------      -----------      --------      --------      -------
        (2.13)         (1.31)              --             --           (0.06)        (0.14)       (3.16)
    ----------      --------         --------      -----------      --------      --------      -------
     $  35.58       $  33.50         $  30.96       $  27.26        $  21.47      $  27.13      $ 26.92
    ==========      ========         ========      ===========      ========      ========      =======
        13.05%(c)      12.64%           13.57%         26.97%(c)      (20.63%)        1.29%       15.72%
        (0.39%)(f)+    (0.46%)(e)       (0.80%)        (0.92%)+        (0.12%)       (0.38%)      (0.63%)
         2.09% +        2.10%            2.10%          2.10% +         2.08%         2.00%        2.00%
         2.06% +        2.12%            2.13%          2.20% +         2.19%         2.18%        2.19%
           27%            56%              64%            61%             77%           19%          40%
     $357,868       $387,772         $313,765       $220,932        $153,581      $134,883      $40,078

                                               CLASS I
------------------------------------------------------------------------------------------------------
                                                   JANUARY 1,
    SIX MONTHS                                        2003*
      ENDED                                          THROUGH
    APRIL 30,        YEAR ENDED OCTOBER 31,        OCTOBER 31,           YEAR ENDED DECEMBER 31,
      2006**          2005             2004           2003            2002         2001         2000
     $  35.50       $  32.37         $  28.19       $  22.03        $  27.75      $ 27.31      $ 26.25
    ----------      --------         --------      -----------      --------      -------      -------
         0.14           0.24(a)(e)       0.09(a)        0.00(a)(d)      0.19         0.07         0.12
         4.56           4.20             4.09           6.16           (5.69)        0.58         4.13
    ----------      --------         --------      -----------      --------      -------      -------
         4.70           4.44             4.18           6.16           (5.50)        0.65         4.25
    ----------      --------         --------      -----------      --------      -------      -------
        (0.07)            --               --             --           (0.16)       (0.07)       (0.03)
        (2.13)         (1.31)              --             --           (0.06)       (0.14)       (3.16)
    ----------      --------         --------      -----------      --------      -------      -------
        (2.20)         (1.31)              --             --           (0.22)       (0.21)       (3.19)
    ----------      --------         --------      -----------      --------      -------      -------
     $  38.00       $  35.50         $  32.37       $  28.19        $  22.03      $ 27.75      $ 27.31
    ==========      ========         ========      ===========      ========      =======      =======
        13.74%(c)      13.96%           14.83%         27.96%(c)      (19.81%)       2.36%       16.88%
         0.75%(f)+      0.69%(e)         0.31%          0.08%+          0.88%        0.62%        0.37%
         0.94% +        0.95%            0.99%          1.10%+          1.08%        1.00%        1.00%
         0.91% +        0.97%            1.02%          1.20%+          1.19%        1.18%        1.19%
           27%            56%              64%            61%             77%          19%          40%
     $358,553       $320,099         $274,975       $183,283        $115,186      $96,726      $69,434

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    23

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                              CLASS R1                                   CLASS R2
                                            --------------------------------------------      ------------------------------
                                                                             JANUARY 2,
                                            SIX MONTHS                          2004*         SIX MONTHS
                                              ENDED         YEAR ENDED         THROUGH          ENDED         YEAR ENDED
                                            APRIL 30,       OCTOBER 31,      OCTOBER 31,      APRIL 30,       OCTOBER 31,
                                              2006**           2005             2004            2006**           2005
Net asset value at beginning of period       $ 35.19          $ 32.13          $30.38           $35.03          $32.07
                                            ----------      -----------      -----------      ----------      -----------
Net investment income (loss)                    0.12             0.16(a)(e)      0.05(a)          0.06            0.07(a)(e)
Net realized and unrealized gain on
  investments                                   4.52             4.21            1.70             4.50            4.20
                                            ----------      -----------      -----------      ----------      -----------
Total from investment operations                4.64             4.37            1.75             4.56            4.27
                                            ----------      -----------      -----------      ----------      -----------
Less dividends and distributions:
  From net investment income                   (0.04)              --              --               --              --
  From net realized gain on investments        (2.13)           (1.31)             --            (2.13)          (1.31)
                                            ----------      -----------      -----------      ----------      -----------
Total dividends and distributions              (2.17)           (1.31)             --            (2.13)          (1.31)
                                            ----------      -----------      -----------      ----------      -----------
Net asset value at end of period             $ 37.66          $ 35.19          $32.13           $37.46          $35.03
                                            ==========      ===========      ===========      ==========      ===========
Total investment return (b)                    13.67%(c)        13.84%           5.76%(c)        13.50%(c)       13.54%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income (loss)                0.65%(f)+        0.59%(e)        0.21%+           0.42%(f)+       0.34%(e)
    Net expenses                                1.04% +          1.05%           1.09%+           1.29%+          1.30%
    Expenses (before
      recoupment/reimbursement)                 1.01% +          1.07%           1.12%+           1.26%+          1.32%
Portfolio turnover rate                           27%              56%             64%              27%             56%
Net assets at end of period (in 000's)       $14,821          $13,379          $   34           $3,037          $2,122

                                             CLASS R2
                                            -----------
                                            JANUARY 2,
                                               2004*
                                              THROUGH
                                            OCTOBER 31,
                                               2004
Net asset value at beginning of period        $30.38
                                            -----------
Net investment income (loss)                   (0.01)(a)
Net realized and unrealized gain on
  investments                                   1.70
                                            -----------
Total from investment operations                1.69
                                            -----------
Less dividends and distributions:
  From net investment income                      --
  From net realized gain on investments           --
                                            -----------
Total dividends and distributions                 --
                                            -----------
Net asset value at end of period              $32.07
                                            ===========
Total investment return (b)                     5.56%(c)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income (loss)               (0.04%)+
    Net expenses                                1.34% +
    Expenses (before
      recoupment/reimbursement)                 1.37% +
Portfolio turnover rate                           64%
Net assets at end of period (in 000's)        $    4

                                             CLASS R3
                                            ----------
                                            APRIL 28,
                                              2006*
                                             THROUGH
                                            APRIL 30,
                                              2006**
Net asset value at beginning of period        $37.46
                                            ----------
Net investment income                           0.00(d)
Net realized and unrealized gain on
  investments                                   0.00(d)
                                            ----------
Total from investment operations                0.00(d)
                                            ----------
Net asset value at end of period              $37.46
                                            ==========
Total investment return                         0.00%(c)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                       0.06%(f)+
    Net expenses                                1.62% +
    Expenses (before
      recoupment/reimbursement)                 1.59% +
Portfolio turnover rate                           27%
Net assets at end of period (in 000's)        $   10

*    The Fund changed its fiscal year end from December 31 to October 31.
**   Unaudited.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges. Classes I, R1 and R2 are not subject to sales charges.
(c)  Total return is not annualized.
(d)  Less than one cent per share.
(e)  Net investment income (loss) and the ratio of net investment income (loss) includes $0.04 per share and 0.11%, respectively as a result of a special one time dividend from
     Microsoft Corp.
(f)  The difference between the net investment income ratio by class does not equal the difference between the net expense ratio by class due to the timing of purchases and redemptions of Fund shares in relation to the recognition of income of the Fund.

 24   MainStay MAP Fund    The notes to the financial statements are an integral
part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises nineteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay MAP Fund (the "Fund"), a diversified fund.

The Fund currently offers seven classes of shares. Class A shares, Class B shares, Class C shares, Class I shares, Class R1 shares, Class R2 shares and Class R3 shares. Distribution of Class A shares, Class B shares, Class C shares, Class I shares commenced on June 9, 1999. Distribution of Class R1 shares and Class R2 shares commenced on January 2, 2004. Distribution of Class R3 shares commenced on April 28, 2006. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are not subject to a sales charge. The seven classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation, and other rights and conditions except that Class B and Class C shares are subject to higher distribution fee rates than Class A, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution or service fee. Class R1, Class R2 and Class R3 shares are authorized to pay to New York Life Investment Management LLC, its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R1, Class R2 or Class R3 shares, a shareholder service fee.

The Fund's investment objective is to seek long-term appreciation of capital. The Fund also seeks to earn income, but this is a secondary objective.

The Fund also invests in foreign securities which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Debt securities are valued at prices supplied by a pricing agent or brokers selected by the Fund's Manager, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager to be representative of market values, at the regular close of trading of the New York Stock Exchange. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed in good faith by Board of Trustees to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's principal market is temporarily closed at a time when under normal conditions it would be open. At April 30, 2006, the Fund did not hold securities that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3, conclude that such events may have effected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events.

                                                    www.mainstayfunds.com     25

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on securities, other than short-term securities, purchased for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

The investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The Fund's assets and liabilities are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments, are reflected in unrealized foreign exchange gains or losses at period end exchange rates.

(H) SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (See Note 5 on page 28.)

(I) INDEMNIFICATIONS. In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the

 26   MainStay MAP Fund
risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager") and indirect wholly-owned of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. Markston International LLC and Jennison Associates LLC (the "Subadvisors") each act as subadvisor to the Fund and manage a portion of the Fund's assets, as designated by NYLIM from time to time, subject to the oversight of NYLIM. Each Subadvisor is responsible for the day-to-day portfolio management of the Fund with respect to its allocated portion of the Fund's assets.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual percentage of the Fund's average daily net assets as follows: 0.75% on assets up to $1.0 billion and 0.70% on assets in excess of $1.0 billion. The Manager has entered into a written expense limitation agreement, under which the Manager has agreed to reimburse the expenses of the Fund so that the total ordinary operating expenses (total annual fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed, on an annualized basis, 1.35% of the average daily net assets of the Class A shares. An equivalent reimbursement, in an equal amount of basis points, will be applied to the other share classes. The Manager, within three years of incurring such expenses, may recoup the amount of any management fee waiver or expense reimbursement from the Fund pursuant to this agreement if such recoupment does not cause the Fund to exceed existing expense limitations. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. For the six months ended April 30, 2006, the Manager earned fees from the Fund in the amount of $5,037,382 and recouped $222,593 which represents the total amount eligible for recoupment at April 30, 2006.

Pursuant to the terms of Sub-Advisory Agreements between the Manager and each Subadvisor, the Manager pays the Subadvisors a monthly fee at an annual rate of the Fund's average daily net assets of 0.45% on assets up to $250 million, 0.40% on assets from $250 million to $500 million and 0.35% on assets in excess of $500 million.

(B) DISTRIBUTION, SERVICE AND SHAREHOLDER SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to Class A, Class B, Class C, Class R2 and Class R3 shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A and Class R2 Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A and Class R2 shares, which is an expense of the Class A and Class R2 shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund. Pursuant to the Class R3 Plan, the Distributor receives a monthly fee from the Fund at the annual rate of 0.50% of the average daily net assets of the Fund's Class R3 shares, which is an expense of the Class R3 shares of the Fund for distribution or service activities as designated by the Distributor. Class I and Class R1 shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

The Fund has adopted a shareholder services plan with respect to Class R1, Class R2 and Class R3 shares. Under the terms of this plan, Class R1, Class R2 and Class R3 shares are authorized to pay to NYLIM, its affiliates, or independent third-party providers, as compensation for services rendered, a shareholder services fee at the rate of 0.10% of the average daily net assets of the Fund's Class R1, Class R2 and Class R3 shares.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $166,423 for the six months ended April 30, 2006. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $2,726, $264,412 and $13,663, respectively, for the six months ended April 30, 2006.

                                                    www.mainstayfunds.com     27

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses for the six months ended April 30, 2006, amounted to $1,398,434.

(E) NON-INTERESTED TRUSTEES FEES. Non-Interested Trustees are paid an annual retainer fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual retainer fee of $20,000. The Audit and Compliance Committee Chairman receives an additional $2,000 for each meeting of the Audit and Compliance Committee attended and the Chairpersons of the Brokerage and Expense Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the respective Committee meetings attended. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/ Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus, the Fund only pays a portion of the fees identified above.

(F) OTHER. Pursuant to the Management Agreement, fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $17,322 for the six months ended April 30, 2006.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $81,645 for the six months ended April 30, 2006.

NOTE 4--FEDERAL INCOME TAX:

The tax character of distributions paid during the year ended October 31, 2005, shown in the Statement of Changes in Net Assets, were as follows:

                                                     2005
Distributions paid from:
  Ordinary Income                             $        --
  Long-Term Capital Gains                      42,037,035
---------------------------------------------------------
                                              $42,037,035
---------------------------------------------------------

NOTE 5--FUND SECURITIES LOANED:

As of April 30, 2006, the Fund had securities on loan with an aggregate market value of $215,753,073. The Fund received $224,365,345 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Securities purchased with collateral received are valued at amortized cost.

NOTE 6--CUSTODIAN:

Investors Bank & Trust Company is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .070% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the six months ended April 30, 2006.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended April 30, 2006, purchases and sales of securities, other than short-term securities, were $374,469 and $349,676, respectively.

 28   MainStay MAP Fund

NOTE 9--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                               SIX MONTHS ENDED
                                                APRIL 30, 2006*
                                          CLASS A   CLASS B   CLASS C
Shares sold                                4,156       793     1,033
---------------------------------------------------------------------
Shares issued in reinvestment of
  dividend and distributions                 540       680       280
---------------------------------------------------------------------
                                           4,696     1,473     1,313
---------------------------------------------------------------------
Shares redeemed                           (1,647)   (2,992)     (468)
---------------------------------------------------------------------
Net increase (decrease)                    3,049    (1,519)      845
---------------------------------------------------------------------

                                                       SIX MONTHS ENDED
                                                       APRIL 30, 2006*
                                          CLASS I   CLASS R1   CLASS R2   CLASS R3**
Shares sold                                1,213       34         37           --(a)
------------------------------------------------------------------------------------
Shares issued in reinvestment of
  dividend and distributions                 558       24          4           --
------------------------------------------------------------------------------------
                                           1,771       58         41           --
------------------------------------------------------------------------------------
Shares redeemed                           (1,352)     (44)       (21)          --
------------------------------------------------------------------------------------
Net increase                                 419       14         20           --(a)
------------------------------------------------------------------------------------

                                                  YEAR ENDED
                                               OCTOBER 31, 2005
                                          CLASS A   CLASS B   CLASS C
Shares sold                                3,639     2,542     1,643
---------------------------------------------------------------------
Shares issued in reinvestment of
  dividend and distributions                 294       387       148
---------------------------------------------------------------------
                                           3,933     2,929     1,791
---------------------------------------------------------------------
Shares redeemed                           (2,076)   (1,489)     (836)
---------------------------------------------------------------------
Net increase                               1,857     1,440       955
---------------------------------------------------------------------

                                                   YEAR ENDED
                                                OCTOBER 31, 2005
                                          CLASS I   CLASS R1   CLASS R2
Shares sold                                2,229      467        122
-----------------------------------------------------------------------
Shares issued in reinvestment of
  dividend and distributions                 332
                                                      ---(a)     ---(a)
-----------------------------------------------------------------------
                                           2,561      467        122
-----------------------------------------------------------------------
Shares redeemed                           (2,037)     (88)       (61)
-----------------------------------------------------------------------
Net increase                                 524      379         61
-----------------------------------------------------------------------

*   Unaudited
**  Commenced operations on April 28, 2006.
(a) Less than one thousand shares.

NOTE 10--OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises have cooperated fully and completed responding to these requests. As previously reported in response to those requests for information and, as noted in the notes to the year-end 2004 and 2005 financial statements of each fund of the Trust, NYLIM had been a party to arrangements with certain registered representatives of brokers-dealers relating to the level of trading by clients of those registered representatives in shares of certain funds of the Trust. All such arrangements were terminated by the fourth quarter of 2003. NYLIM and the Trustees of the Trust have reviewed the possible dilutive effects that transactions under those arrangements and certain other levels of trading by fund shareholders over the period from 1999 to 2003 may have had on the funds. As a result of this review, in December 2005, NYLIM made payments totaling $5.882 million to nine MainStay funds. No payment was made with respect to the MainStay MAP Fund. NYLIM has reimbursed or paid all expenses relating to the Board of Trustees' review of this matter, as well as substantially all of the costs associated with the other regulatory matters described in this note.

In a separate matter, the Securities and Exchange Commission has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that fund, as well as the related guarantee disclosure to fund shareholders. Discussions have been held with the Securities and Exchange Commission concerning a possible resolution of this matter. There can be no assurance of the outcome of these efforts.

                                                    www.mainstayfunds.com     29

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investment Management LLC ("NYLIM") uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-202-551-5850); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

SPECIAL MEETING OF SHAREHOLDERS

Pursuant to notice, a special meeting and three adjournment meetings (pertaining only to certain Funds) of the shareholders of The MainStay Funds (the "Trust") were held on March 27, April 17, May 8, and June 8, 2006, respectively, at the Parsippany, New Jersey offices of New York Life Investment Management LLC. The purpose of the meetings was to present the following proposals for shareholder consideration:

1. To elect the following individuals to the Board of Trustees of the Trust;

  - Charlynn Goins
  - Edward J. Hogan
  - Alan R. Latshaw
  - Terry L. Lierman
  - John B. McGuckian
  - Donald E. Nickelson
  - Richard S. Trutanic
  - Gary E. Wendlandt (Interested Trustee)

There are no other Trustees of the Trust.

2. To grant the Trust the approval to enter into and materially amend agreements with Subadvisors on behalf of one or more of the Funds without obtaining shareholder approval; and

3. To approve the amendment of certain fundamental investment restrictions.

No other business came before the special meetings.

Each of the proposals listed above was passed by the shareholders of the Fund as shown below.

                                                 VOTES     VOTES
MAP FUND                          VOTES FOR     AGAINST   WITHHELD      TOTAL
PROPOSAL #1-ELECTION OF TRUSTEES
--------------------------------------------------------------------------------
a. Charlynn Goins                20,737,731            0  763,773    21,501,504
--------------------------------------------------------------------------------
b. Edward J. Hogan               20,710,873            0  790,630    21,501,503
--------------------------------------------------------------------------------
c. Alan R. Latshaw               20,721,518            0  779,985    21,501,503
--------------------------------------------------------------------------------
d. Terry L. Lierman              20,690,395            0  811,109    21,501,504
--------------------------------------------------------------------------------
e. John B. McGuckian             20,696,346            0  805,157    21,501,503
--------------------------------------------------------------------------------
f. Donald E. Nickelson           20,737,994            0  763,510    21,501,504
--------------------------------------------------------------------------------
g. Richard S. Trutanic           20,729,208            0  772,295    21,501,503
--------------------------------------------------------------------------------
h. Gary E. Wendlandt             20,739,464            0  762,039    21,501,503
--------------------------------------------------------------------------------
PROPOSAL #2-APPROVAL TO ENTER INTO AND MATERIALLY AMEND AGREEMENTS
--------------------------------------------------------------------------------
                                 15,226,661      535,956  780,618    16,543,235
--------------------------------------------------------------------------------
PROPOSAL #3-AMENDMENT TO CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------
a. Borrowing                     15,394,117      390,233  758,885    16,543,235
--------------------------------------------------------------------------------
b. Senior Securities             15,424,981      334,957  783,297    16,543,235
--------------------------------------------------------------------------------
c. Underwriting Securities       15,406,278      336,292  800,665    16,543,235
--------------------------------------------------------------------------------
d. Real Estate                   15,425,409      350,189  767,637    16,543,235
--------------------------------------------------------------------------------
e. Commodities                   15,434,348      337,729  771,158    16,543,235
--------------------------------------------------------------------------------
f. Making Loans                  15,363,315      407,683  772,237    16,543,235
--------------------------------------------------------------------------------
g. Concentration of
  Investments                    15,449,623      209,450  884,162    16,543,235
--------------------------------------------------------------------------------
h. Diversification               15,487,276      284,660  771,299    16,543,235
--------------------------------------------------------------------------------

This resulted in approval of the proposals.

 30   MainStay MAP Fund

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, as of July 1, 2006, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the Trustees then in office will call a shareholder meeting for the election of Trustees, or
(2) his or her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

        GARY E.           Indefinite; Chairman   Chairman and Manager, New York Life               62           Chairman and
        WENDLANDT         since 2002, Chief      Investment Management LLC (including                           Director,
        10/8/50           Executive Officer      predecessor advisory organizations) and                        MainStay VP
                          (2004 to June 2006),   New York Life Investment Management                            Series Fund,
                          and Trustee since      Holdings LLC; Chief Executive Officer,                         Inc.
                          2000                   New York Life Investment Management LLC
                                                 and New York Life Investment Management
                                                 Holdings LLC (2000 to June 2006); Senior
                                                 Executive Vice President for Investment
                                                 and Finance, New York Life Insurance
                                                 Company (since July 2006); Executive
                                                 Vice President, New York Life Insurance
                                                 Company (1999 to June 2006); Executive
                                                 Vice President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC,
                                                 Madison Capital Funding LLC, and NYLCAP
                                                 Manager LLC; Manager, MacKay Shields
                                                 LLC; Executive Vice President, New York
                                                 Life Insurance and Annuity Corporation;
                                                 Chairman, and Director, MainStay VP
                                                 Series Fund, Inc. (25 portfolios); Chief
                                                 Executive Officer, MainStay VP Series
                                                 Fund, Inc. (2002 to June 2006); Chief
                                                 Executive Officer, Eclipse Funds (3
                                                 Portfolios) and Eclipse Funds Inc. (15
                                                 Portfolios) (2005 to June 2006);
                                                 Executive Vice President and Chief
                                                 Investment Officer, MassMutual Life
                                                 Insurance Company (1993 to 1999).
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        CHARLYNN GOINS    Indefinite; Trustee    Retired. Chairperson of the Board, New            19           None
        9/15/42           since 2001             York City Health and Hospital
                                                 Corporation.
        -----------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Indefinite; Trustee    Rear Admiral U.S. Navy (Retired);                 19           None
        8/17/32           since 1996             Independent Management Consultant (1997
                                                 to 2002).
        -----------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Indefinite; Trustee    Chair, Maryland Democratic Party;                 19           None
        1/4/48            since 1991             Chairman, Smartpaper Networks
                                                 Corporation (communications); Partner,
                                                 Health Ventures LLC (2001 to 2005); Vice
                                                 Chair, Employee Health Programs (1990 to
                                                 2002); Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc.
                                                 (1984 to 2001).
        -----------------------------------------------------------------------------------------------------------------------
        JOHN B.           Indefinite; Trustee    Chairman, Ulster Television Plc; Pro              19           Non-Executive
        MCGUCKIAN         since 1997             Chancellor, Queen's University (1985 to                        Director,
        11/13/39                                 2001).                                                         Allied Irish
                                                                                                                Banks Plc;
                                                                                                                Chairman and
                                                                                                                Non-Executive
                                                                                                                Director, Irish
                                                                                                                Continental
                                                                                                                Group, Plc;
                                                                                                                Chairman, AIB
                                                                                                                Group (UK) Plc;
                                                                                                                Non-Executive
                                                                                                                Director,
                                                                                                                Unidare Plc.
        -----------------------------------------------------------------------------------------------------------------------

     * A Trustee is considered to be an interested person of the Trust within the meaning of the 1940 Act because of an affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past Five Years." All Trustees not considered to be interested persons of the Trust are referred to as "Non-Interested Trustees."

                                                    www.mainstayfunds.com     31

                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        DONALD E.         Indefinite; Trustee    Retired. Vice Chairman, Harbour Group             19           Director,
        NICKELSON         since 1994 and Lead    Industries, Inc. (leveraged buyout                             Adolor
        12/9/32           Non-Interested         firm); President, PaineWebber Group                            Corporation;
                          Trustee since 2000     (1988 to 1990).                                                Director, First
                                                                                                                Advantage
                                                                                                                Corporation.
        -----------------------------------------------------------------------------------------------------------------------

        RICHARD S.        Indefinite; Trustee    Chairman (1990 to present) and Chief              19           None
        TRUTANIC          since 1994             Executive Officer (1990 to 1999),
        2/13/52                                  Somerset Group (financial advisory
                                                 firm); Managing Director and Advisor,
                                                 The Carlyle Group (private investment
                                                 firm) (2002 to 2004); Senior Managing
                                                 Director, Groupe Arnault (private
                                                 investment firm) (1999 to 2002).
        -----------------------------------------------------------------------------------------------------------------------

        ALAN R. LATSHAW   Indefinite; Trustee    Retired. Partner, Ernst & Young LLP               19           State Farm
        3/27/51           and Audit Committee    (2002 to 2003); Partner, Arthur Andersen                       Associates
                          Financial Expert       LLP (1976 to 2002).                                            Funds Trusts (4
                          since 2006                                                                            portfolios);
                                                                                                                State Farm
                                                                                                                Mutual Fund
                                                                                                                Trust (15
                                                                                                                portfolios);
                                                                                                                State Farm
                                                                                                                Variable
                                                                                                                Product Trust
                                                                                                                (8 portfolios);
                                                                                                                Utopia Funds (4
                                                                                                                portfolios).
        -----------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES**

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General Counsel, and Secretary,
        ANSELMI           since 2003             New York Life Investment Management LLC (including
        10/19/46                                 predecessor advisory organizations) and New York Life
                                                 Investment Management Holdings LLC; Senior Vice President,
                                                 New York Life Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC; Secretary, NYLIM Service
                                                 Company LLC, NYLCAP Manager LLC, and Madison Capital Funding
                                                 LLC; Chief Legal Officer, Eclipse Funds, Eclipse Funds Inc.,
                                                 MainStay VP Series Fund, Inc., and McMorgan Funds; Managing
                                                 Director and Senior Counsel, Lehman Brothers Inc. (1998 to
                                                 1999); General Counsel and Managing Director, JP Morgan
                                                 Investment Management Inc. (1986 to 1998).
        -----------------------------------------------------------------------------------------------------

        ARPHIELA          Treasurer and          Director and Manager of Fund Accounting and Administration,
        ARIZMENDI         Principal Financial    New York Life Investment Management LLC (since 2003);
        10/26/56          and Accounting         Treasurer and Principal Financial and Accounting Officer,
                          Officer since 2005     Eclipse Funds, Eclipse Funds Inc., and McMorgan Funds (since
                                                 December 2005), and MainStay VP Series Fund, Inc. (since
                                                 March 2006); Assistant Treasurer, NYLIFE Distributors LLC;
                                                 Assistant Treasurer, The MainStay Funds, Eclipse Funds,
                                                 Eclipse Funds Inc., MainStay VP Series Fund, Inc., and
                                                 McMorgan Funds (1992 to December 2005).
        -----------------------------------------------------------------------------------------------------

        CHRISTOPHER O.    President since 2005   Executive Vice President, New York Life Investment
        BLUNT                                    Management LLC and New York Life Investment Management
        5/13/62                                  Holdings LLC (since 2004); Manager and Executive Vice
                                                 President, NYLIM Product Distribution, NYLIFE Distributors
                                                 LLC (since January 2005); Chairman, NYLIM Service Company
                                                 LLC (since March 2005); Chairman and Class C Director, New
                                                 York Life Trust Company, FSB (since 2004); Chairman, New
                                                 York Life Trust Company (since February 2005); President,
                                                 Eclipse Funds and Eclipse Funds Inc. (since 2005);
                                                 President, MainStay VP Series Fund, Inc. (since July 2006);
                                                 Chairman and Chief Executive Officer, Giving Capital, Inc.
                                                 (2001 to 2004); Chief Marketing Officer--Americas, Merrill
                                                 Lynch Investment Managers (1999 to 2001); President, Mercury
                                                 Funds Distributors (1999 to 2001).
        -----------------------------------------------------------------------------------------------------

        SCOTT T.          Vice President--       Director, New York Life Investment Management LLC (including
        HARRINGTON        Administration since   predecessor advisory organizations); Executive Vice
        2/8/59            2005                   President, New York Life Trust Company, and New York Life
                                                 Trust Company, FSB (since January 2006); Vice President--
                                                 Administration, MainStay VP Series Fund, Inc., Eclipse
                                                 Funds, and Eclipse Funds Inc. (since June 2005).
        -----------------------------------------------------------------------------------------------------

 32   MainStay MAP Fund

                          POSITION(S) HELD
                          WITH
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES**
        ALAN J.           Senior Vice President  Managing Director, Mutual Funds/Administration and Chief
        KIRSHENBAUM       since July 2006        Financial Officer of Retail Investments, New York Life
        6/25/71                                  Investment Management LLC (since July 2006); Senior Vice
                                                 President, Eclipse Funds, Eclipse Funds Inc., and MainStay
                                                 VP Series Fund, Inc. (since June 2006); Chief Financial
                                                 Officer, Bear Stearns Asset Management (1999 to May 2006).
        -----------------------------------------------------------------------------------------------------

        ALISON H.         Vice President--       Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           Compliance (2004 to    March 2006), and Managing Director and Chief Compliance
        12/16/65          June 2006); Senior     Officer (2003 to February 2006), New York Life Investment
                          Vice President and     Management LLC; Managing Director and Chief Compliance
                          Chief Compliance       Officer, New York Life Investment Management Holdings LLC
                          Officer since July     (2003 to present); Senior Managing Director, Compliance
                          2006                   (since March 2006) and Managing Director, Compliance (2003 to February 2006), NYLIFE Distributors LLC; Senior Vice
                                                 President and Chief Compliance Officer, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP Series Fund, Inc. (since
                                                 June 2006); Vice President--Compliance, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP Series Fund, Inc. (until
                                                 June 2006); Deputy Chief Compliance Officer, New York Life
                                                 Investment Management LLC (2002 to 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset Management (1999 to
                                                 2002).
        -----------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary since 2004   Managing Director and Associate General Counsel, New York
        MORRISON                                 Life Investment Management LLC (since 2004); Managing
        3/26/56                                  Director and Secretary, NYLIFE Distributors LLC; Secretary,
                                                 Eclipse Funds, Eclipse Funds Inc., and MainStay VP Series
                                                 Fund, Inc.; Chief Legal Officer--Mutual Funds and Vice
                                                 President and Corporate Counsel, The Prudential Insurance
                                                 Company of America (2000 to 2004).
        -----------------------------------------------------------------------------------------------------

        BRIAN A. MURDOCK  Chief Executive        Member of the Board of Managers and President (since 2004),
        3/14/56           Officer since July     and Chief Executive Officer (since July 2006), New York Life
                          2006                   Investment Management LLC and New York Life Investment
                                                 Management Holdings LLC; Senior Vice President, New York
                                                 Life Insurance Company (since 2004); Chairman of the Board and President, NYLIFE Distributors LLC (since 2004); Member of the Board of Managers, Madison Capital Funding LLC (since
                                                 2004); Member of the Board of Managers, NYLCAP Manager LLC
                                                 (since 2004); Chief Executive Officer, Eclipse Funds,
                                                 Eclipse Funds Inc. and MainStay VP Series Fund, Inc. (since
                                                 July 2006); Chief Operating Officer, Merrill Lynch
                                                 Investment Managers (2003 to 2004); Chief Investment
                                                 Officer, MLIM Europe and Asia (2001 to 2003); President of
                                                 Merrill Japan and Chairman of MLIM's Pacific Region (1999 to
                                                 2001).
        -----------------------------------------------------------------------------------------------------
        RICHARD W.        Vice President--Tax    Vice President, New York Life Insurance Company; Vice
        ZUCCARO           since 1991             President, New York Life Insurance and Annuity Corporation,
        12/12/49                                 New York Life Trust Company, FSB, NYLIFE Insurance Company
                                                 of Arizona, NYLIFE LLC, and NYLIFE Securities Inc.; Vice
                                                 President, Tax, NYLIFE Distributors LLC; Tax Vice President,
                                                 New York Life International, LLC, New York Life Trust
                                                 Company, and NYLIM Service Company LLC; Vice President--Tax,
                                                 Eclipse Funds and Eclipse Funds Inc. (since 1993), and
                                                 MainStay VP Series Fund, Inc. (since 1991).
        -----------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     33

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(2)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund(3)
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. Closed to new investors as of June 1, 2006.
4. An affiliate of New York Life Investment Management LLC.

                       Not part of the Semiannual Report

                       This page intentionally left blank

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.MAINSTAYfunds.com                                         The MainStay Funds

(C) 2005 NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A08962         (RECYCLE LOGO)                     MS229-06    MSMP10-06/06

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    GOVERNMENT FUND

                    Message from the President

                    and

                    Semiannual Report

                    Unaudited

                    April 30, 2006

MESSAGE FROM
THE PRESIDENT

Dear Shareholder,

The six months from November 1, 2005, through April 30, 2006, represented a generally positive period for the economy and for investors. Most U.S. stock indexes recorded strong returns for the six-month reporting period. According to Russell data, value stocks outperformed growth stocks among large-capitalization issues, while the reverse was true for mid-cap and small-cap stocks.

Strong demand kept prices for oil, metals, and several other commodities relatively high, which had a positive influence on energy and materials stocks and helped commodity-exporting emerging economies. Not all of the influence was positive, however. In the United States, rising fuel costs had a negative impact on airlines, automakers, and utilities.

According to preliminary estimates from the Bureau of Economic Analysis, real gross domestic product increased at an annual rate of 5.3% in the first quarter of 2006, up from 1.7% in the fourth quarter of 2005. Economic growth, elevated energy prices, and the potential for inflationary pressure moved the Federal Open Market Committee to raise the targeted federal funds rate four times during the reporting period, with a 25-basis-point increase on each occasion. (A basis point is one-hundredth of a percentage point.) At the end of April 2006, the federal funds target rate stood at 4.75%.

Rising interest rates affected different bonds in different ways, and for portions of the reporting period, the yield curve inverted with yields on two-, five-, and 10-year Treasurys exceeding those on 30-year Treasurys. By the end of April, however, the yield curve had regained a positive slope. Rising interest rates took a toll on bond prices, but many bond indexes recorded positive total returns for the six-month reporting period.

The yield differences (or spreads) between high-yield bonds and U.S. Treasurys were relatively narrow during the reporting period, which reduced the compensation investors received for taking on additional risk. Even so, default rates in the high-yield market remained near their historical lows. Convertible bonds were hurt by rising interest rates, but managed to capture a substantial percentage of the stock market's gain.

During the first-quarter of 2006, issuance in the leveraged-loan market was down relative to the same period a year ago, but noteworthy financings by Georgia Pacific and NRG provided abundant liquidity. As the pipeline for upcoming issues became less promising, spreads in the leveraged-loan market tended to contract. New-money issuance and refunding issuance also declined in the municipal bond market, but at the end of April 2006, insured municipal bonds yielded 88% of long Treasurys, making municipals one of the more attractive high-grade bond sectors.

At MainStay, we offer a wide variety of Funds that pursue their respective investment objectives by investing in appropriate segments of the market. Each Fund follows a disciplined investment approach that the portfolio manager seeks to consistently apply across various market environments. The investment objective, strategies, and process used by your Fund(s) are outlined in the prospectus.

It is our pleasure to announce that on May 17, 2006, Institutional Capital Corporation (ICAP), a premier value-equity institutional investment firm based in Chicago, signed a definitive agreement to join New York Life Investment Management. Subject to board and shareholder approval, ICAP's three mutual funds are expected to join the MainStay Fund family on or around August 31, 2006.

We are honored that you have chosen to invest with MainStay Funds. We hope that the breadth of our offerings, the quality of our service, and the performance of our Funds will encourage you to maintain a long-term perspective, regardless of how the markets may shift or your financial needs may evolve.

The semiannual report that follows gives you additional insight into the portfolio management decisions that affected the performance of your MainStay Fund investment during the six months ended April 30, 2006. Please read it carefully to gain broader perspective on the progress of your Fund.

Sincerely,


/s/ CHRISTOPHER O. BLUNT


Christopher O. Blunt
President


                       Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    GOVERNMENT FUND

                    The MainStay Funds

                    Semiannual Report

                    Unaudited

                    April 30, 2006

TABLE OF CONTENTS

Semiannual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   9
--------------------------------------------------------------------------------

Portfolio of Investments                                                      11
--------------------------------------------------------------------------------

Financial Statements                                                          15
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 20
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                  25
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        25
--------------------------------------------------------------------------------

Special Meeting of Shareholders                                               25
--------------------------------------------------------------------------------

Trustees and Officers                                                         26

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
With sales charges       -4.19%   -4.28%  2.96%   4.74%
Excluding sales charges   0.33     0.23   3.92    5.22

(LINE GRAPH FOR CLASS A SHARES IN $)                        (With sales charges)

                                                                                                    LEHMAN BROTHERS GOVERNMENT
                                                                  MAINSTAY GOVERNMENT FUND                  BOND INDEX
                                                                  ------------------------          --------------------------
4/30/96                                                                     9550                              10000
                                                                           10096                              10648
                                                                           11160                              11825
                                                                           11768                              12586
                                                                           11847                              12836
                                                                           13111                              14311
                                                                           13999                              15387
                                                                           15335                              17122
                                                                           15248                              17232
                                                                           15852                              18071
4/30/06                                                                    15888                              18116

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
With sales charges       -4.85%   -5.25%  2.81%   4.48%
Excluding sales charges   0.08    -0.40   3.16    4.48

(LINE GRAPH FOR CLASS B SHARES IN $)                        (With sales charges)

                                                                                                    LEHMAN BROTHERS GOVERNMENT
                                                                  MAINSTAY GOVERNMENT FUND                  BOND INDEX
                                                                  ------------------------          --------------------------
4/30/96                                                                    10000                              10000
                                                                           10511                              10648
                                                                           11542                              11825
                                                                           12079                              12586
                                                                           12060                              12836
                                                                           13266                              14311
                                                                           14058                              15387
                                                                           15269                              17122
                                                                           15084                              17232
                                                                           15561                              18071
4/30/06                                                                    15498                              18116

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
With sales charges       -1.03%   -1.50%  3.13%   4.47%
Excluding sales charges  -0.05    -0.53   3.13    4.47

(LINE GRAPH FOR CLASS C SHARES IN $)                        (With sales charges)

                                                                                                    LEHMAN BROTHERS GOVERNMENT
                                                                  MAINSTAY GOVERNMENT FUND                  BOND INDEX
                                                                  ------------------------          --------------------------
4/30/96                                                                    10000                              10000
                                                                           10511                              10648
                                                                           11542                              11825
                                                                           12079                              12586
                                                                           12060                              12836
                                                                           13266                              14311
                                                                           14058                              15387
                                                                           15269                              17122
                                                                           15084                              17232
                                                                           15561                              18071
4/30/06                                                                    15479                              18116

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. Prior to 9/1/98, performance of Class C and I shares includes the historical performance of Class B shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class C and I shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     5

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX     ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR   YEARS   YEARS
------------------------------------------------------
                          0.56%   0.70%  4.25%   5.54%

(LINE GRAPH FOR CLASS I SHARES IN $)

                                                                                                    LEHMAN BROTHERS GOVERNMENT
                                                                  MAINSTAY GOVERNMENT FUND                  BOND INDEX
                                                                  ------------------------          --------------------------
04/30/96                                                                   10000                              10000
                                                                           10603                              10648
                                                                           11771                              11825
                                                                           12439                              12586
                                                                           12532                              12836
                                                                           13919                              14311
                                                                           14912                              15387
                                                                           16352                              17122
                                                                           16292                              17232
                                                                           17022                              18071
04/30/06                                                                   17140                              18116

                                               SIX      ONE    FIVE     TEN
BENCHMARK PERFORMANCE                         MONTHS   YEAR    YEARS   YEARS

Lehman Brothers(R) Government Bond Index(1)    0.18%    0.25%  4.83%   6.12%
Average Lipper general U.S. government
  fund(2)                                     -0.35    -0.79   3.91    5.15

1. The Lehman Brothers(R) Government Bond Index is an unmanaged index that consists of all publicly issued, nonconvertible, domestic debt of the U.S. government or any of its agencies, quasi-federal corporations, or corporate debt guaranteed by the U.S. government. Results assume reinvestment of all income and capital gains. The Lehman Brothers Government Bond Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 6   MainStay Government Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY GOVERNMENT FUND

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2005, to April 30, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2005, through April 30, 2006.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six months ended April 30, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                          ENDING ACCOUNT
                                                            ENDING ACCOUNT               VALUE (BASED ON
                                                             VALUE (BASED                  HYPOTHETICAL
                                                BEGINNING     ON ACTUAL      EXPENSES     5% ANNUALIZED     EXPENSES
                                                 ACCOUNT     RETURNS AND       PAID         RETURN AND        PAID
                                                  VALUE       EXPENSES)       DURING     ACTUAL EXPENSES)    DURING
SHARE CLASS                                      11/1/05       4/30/06       PERIOD(1)       4/30/06        PERIOD(1)

CLASS A SHARES                                  $1,000.00     $1,003.25        $5.22        $1,019.75         $5.26
---------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                                  $1,000.00     $1,000.70        $8.93        $1,016.00         $9.00
---------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                                  $1,000.00     $  999.50        $8.92        $1,016.00         $9.00
---------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                                  $1,000.00     $1,005.70        $2.88        $1,022.10         $2.91
---------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.05% for Class A, 1.80% for Class B and Class C, and 0.58% for Class I) multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).

                                                     www.mainstayfunds.com     7

 PORTFOLIO COMPOSITION AS OF APRIL 30, 2006
(PORTFOLIO COMPOSITION PIE CHART)

U.S. Government & Federal Agencies                                                90.5
Short-Term Investments (collateral from securities lending                        18.3
  is 5.2%)
Asset-Backed Securities                                                            4.1
Mortgage-Backed Securities                                                         2.5
Corporate Bonds                                                                    1.5
Municipal Bond                                                                     0.5
Liabilities in Excess of Cash and Other Assets                                   (17.4)

See Portfolio of Investments on page 11 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1. Federal National Mortgage Association, 4.00%, due 9/2/08
 2.  Federal National Mortgage Association
     (Mortgage Pass-Through Securities), 5.50%, due
     6/1/21 TBA
 3.  Federal National Mortgage Association
     (Mortgage Pass-Through Securities), 4.50%, due
     7/1/18
 4. Federal National Mortgage Association, 6.625%, due 9/15/09
 5. Federal National Mortgage Association, 6.625%, due 11/15/30
 6.  Federal National Mortgage Association
     (Mortgage Pass-Through Securities), 5.50%, due
     6/1/33
 7.  Federal National Mortgage Association
     (Mortgage Pass-Through Securities), 4.50%, due
     11/1/18
 8. Federal Home Loan Mortgage Corporation, 5.25%, due 11/5/12
 9.  Federal National Mortgage Association
     (Mortgage Pass-Through Securities), 6.00%, due
     6/1/36 TBA
10.  Federal National Mortgage Association
     (Mortgage Pass-Through Securities), 5.00%, due
     6/1/36 TBA

 8   MainStay Government Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Gary Goodenough and Joseph Portera of MacKay Shields LLC

HOW DID MAINSTAY GOVERNMENT FUND PERFORM RELATIVE TO ITS BENCHMARK AND ITS PEERS DURING THE SIX-MONTH REPORTING PERIOD?

Excluding all sales charges, MainStay Government Fund returned 0.33% for Class A shares, 0.08% for Class B shares, and -0.05% for Class C shares for the six months ended April 30, 2006. Over the same period, Class I shares returned 0.56%. Class A and Class I shares outperformed--and Class B and Class C shares underperformed--the 0.18% return of Lehman Brothers(R) Government Bond Index,(1) the Fund's broad-based securities-market index for the six-month period. All share classes outperformed the -0.35% return of the average Lipper(2) general U.S. government fund for the six months ended April 30, 2006.

WHAT FACTORS WERE RESPONSIBLE FOR THE FUND'S RELATIVE PERFORMANCE?

During the reporting period, we adjusted the Fund's duration, sector weightings, and issue selection to position the Fund for higher interest rates, tighter spreads,(3) lower interest-rate volatility, and a steeper Treasury yield-curve. The Fund outperformed its peers when the market moved in all of these directions except the last. We also made prudent use of risk tradeoffs in the Fund's sector weightings and security selection to improve the Fund's yield per unit of duration. Our choices contributed to the Fund's strong relative performance.

HOW WAS THE FUND POSITIONED RELATIVE TO ITS PEERS?

Our analysis suggests that the Fund had less exposure to longer-maturity Treasurys than many other funds in its Lipper universe. This might have detracted from the Fund's relative performance when the yield curve flattened between two- and 30-year maturities. Other aspects of the Fund's positioning, however, were more than able to compensate. Prudent duration positioning, for example, made the Fund less sensitive than the average fund to higher interest rates, which we believe contributed to the Fund's strong performance relative to the median Lipper general U.S. government fund.

HOW DID YOU SEEK TO ENHANCE THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

To generate incremental yield for the Fund, we underweighted Treasurys and maintained over-weighted positions in agency debentures and mortgage-backed securities. Since interest-rate volatility remained low, the Fund's callable agency debentures did especially well. Our decision to substitute these securities for senior noncallable agency debt benefited the Fund.

We emphasized mortgage-backed securities collateralized by 15-year loan terms and balloon loans, because we felt they were less likely to extend the Fund's duration when interest rates rose. We under-weighted Ginnie Mae relative to Fannie Mae and Freddie Mac securities, which proved beneficial for the Fund.

WHAT OTHER FACTORS AFFECTED THE FUND'S PERFORMANCE?

As housing appreciation moderated, we purchased interest-only mortgage pass-through strips for the Fund. We anticipated positive price performance from these securities as mortgage prepayments began to slow. To accommodate the trade, we sold the Fund's positions in higher-coupon (7% and 7.5%) mortgage-backed securities.

During the reporting period, spreads were well contained among asset-backed securities, commercial mortgage-backed securities, and investment-grade corporate bonds. As a result, the Fund's modestly overweighted positions in these sectors outperformed duration-matched Treasurys. Although the Fund had a relatively small exposure to Treasury Inflation-Protected Securities (TIPS), these securities outperformed similar-duration nominal Treasurys as the price of crude oil rose.


Investments in the Fund are not guaranteed, even though some of the Fund's investments are guaranteed by the U.S. government or its agencies or instrumentalities. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains. Funds that invest in bonds are subject to interest-rate risk and can lose principal value when interest rates rise. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.
1. See footnote on page 6 for more information on the Lehman Brothers(R) Government Bond Index.
2. See footnote on page 6 for more information about Lipper Inc.
3. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The term may also refer to the difference in yield between two specific securities or types of securities at a given time.

                                                     www.mainstayfunds.com     9

WERE THERE ANY SIGNIFICANT SALES DURING THE REPORTING PERIOD?

Trading between sectors was limited during the reporting period and the Fund's relatively low turnover helped control transaction costs. The largest trade of note was the sale of modestly sized positions in Treasurys and residential mortgage-backed securities to increase the Fund's commitment to agency debentures.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 10   MainStay Government Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2006 UNAUDITED

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
LONG-TERM BONDS (99.1%)+
ASSET-BACKED SECURITIES (4.1%)
------------------------------------------------------------------------------
CONSUMER FINANCE (0.9%)
Harley-Davidson Motorcycle Trust
  Series 2002-1, Class A2
  4.50%, due 1/15/10                                $ 2,682,538   $  2,678,537
Volkswagen Auto Loan
  Enhanced Trust
  Series 2003-2, Class A3
  2.27%, due 10/22/07                                   473,678        471,424
                                                                  ------------
                                                                     3,149,961
                                                                  ------------
CONSUMER LOANS (0.7%)
Atlantic City Electric
  Transition Funding LLC
  Series 2002-1, Class A4
  5.55%, due 10/20/23                                 2,275,000      2,248,362
                                                                  ------------
DIVERSIFIED FINANCIAL SERVICES (2.5%)
Capital One Master Trust
  Series 2001-5, Class A
  5.30%, due 6/15/09                                  1,620,000      1,621,139
Massachusetts RRB Special Purpose Trust
  Series 2001-1, Class A
  6.53%, due 6/1/15                                   6,199,195      6,448,539
                                                                  ------------
                                                                     8,069,678
                                                                  ------------
THRIFTS & MORTGAGE FINANCE (0.0%)++
Vanderbilt Mortgage Finance
  Series 1999-B, Class 1A4
  6.545%, due 4/7/18                                      5,166          5,162
                                                                  ------------
Total Asset-Backed Securities
  (Cost $13,275,763)                                                13,473,163
                                                                  ------------
CORPORATE BONDS (1.5%)
------------------------------------------------------------------------------
ELECTRIC (0.6%)
Kiowa Power Partners LLC
  Series B
  5.737%, due 3/30/21 (a)                             2,000,000      1,899,900
                                                                  ------------

INSURANCE (0.5%)
Fund American Cos., Inc.
  5.875%, due 5/15/13                                 1,780,000      1,736,659
                                                                  ------------

MEDIA (0.4%)
TCI Communications, Inc.
  8.75%, due 8/1/15                                   1,075,000      1,247,820
                                                                  ------------
Total Corporate Bonds
  (Cost $5,154,091)                                                  4,884,379
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
MORTGAGE-BACKED SECURITIES (2.5%)
------------------------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (2.5%)
Banc of America Commercial Mortgage, Inc.
  Series 2005-5, Class A2
  5.001%, due 10/10/45                              $ 2,060,000   $  2,021,732
Citigroup Commercial
  Mortgage Trust
  Series 2005-EMG, Class A1
  4.154%, due 9/20/51 (a)                             1,901,036      1,858,240
  Series 2004-C2, Class A5
  4.733%, due 10/15/41                                2,000,000      1,873,555
GS Mortgage Securities Corp. II
  Series 2001-ROCK, Class A1
  6.22%, due 5/3/18 (a)                               2,446,638      2,491,052
                                                                  ------------
Total Mortgage-Backed Securities
  (Cost $8,534,911)                                                  8,244,579
                                                                  ------------

MUNICIPAL BOND (0.5%)
------------------------------------------------------------------------------
TEXAS (0.5%)
Harris County Texas Industrial Development Corp.
  Solid Waste Deer Park
  5.683%, due 3/1/23 (b)                              1,720,000      1,695,972
                                                                  ------------
Total Municipal Bond
  (Cost $1,747,691)                                                  1,695,972
                                                                  ------------

U.S. GOVERNMENT & FEDERAL AGENCIES (90.5%)
------------------------------------------------------------------------------
FANNIE MAE
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (0.1%)
  Series 360, Class 2
  5.00%, due 8/1/35                                   1,789,822        468,280
                                                                  ------------

FANNIE MAE GRANTOR TRUST
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (3.1%)
  Series 2003-T1, Class B
  4.491%, due 11/25/12 (c)                            3,865,000      3,668,859
  Series 1998-M6, Class A2
  6.32%, due 8/15/08 (c)                              6,301,877      6,392,588
                                                                  ------------
                                                                    10,061,447
                                                                  ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    11

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (3.7%)
  4.75%, due 11/17/15 (c)                           $ 1,615,000   $  1,540,416
V    5.25%, due 11/5/12 (c)                          10,900,000     10,631,795
                                                                  ------------
                                                                    12,172,211
                                                                  ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) (9.2%)
  3.00%, due 8/1/10 (c)                               5,112,479      4,808,936
  5.00%, due 1/1/20 (c)                               1,712,818      1,667,182
  5.00%, due 6/1/33 (c)                               6,463,566      6,134,622
  5.00%, due 8/1/33 (c)                               4,622,902      4,386,603
  5.00%, due 5/1/36 TBA (d)                           5,645,000      5,336,286
  5.50%, due 11/1/35 (c)                              2,548,638      2,476,655
  5.50%, due 1/1/36 (c)                               5,418,488      5,265,450
                                                                  ------------
                                                                    30,075,734
                                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (22.3%)
V    4.00%, due 9/2/08 (e)                           25,920,000     25,212,643
  4.375%, due 7/17/13                                 5,140,000      4,833,646
  5.25%, due 1/15/09 (c)                              5,700,000      5,713,765
  5.25%, due 8/1/12 (c)                               3,805,000      3,742,579
  6.25%, due 2/1/11 (c)                               1,875,000      1,937,961
V    6.625%, due 9/15/09 (c)                         16,975,000     17,727,451
V    6.625%, due 11/15/30 (c)                        11,895,000     13,579,879
                                                                  ------------
                                                                    72,747,924
                                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (42.1%)
  3.345%, due 4/1/34 (b)(c)                           4,600,246      4,533,721
V    4.50%, due 7/1/18 (c)                           18,985,671     18,118,701
V    4.50%, due 11/1/18 (c)                          11,257,277     10,743,220
  5.00%, due 9/1/17 (c)                               7,408,911      7,229,925
V    5.00%, due 6/1/36 TBA (d)                       10,405,000      9,832,725
  5.50%, due 1/1/17 (c)                                 531,211        527,817
  5.50%, due 2/1/17 (c)                              12,006,873     11,930,835
V    5.50%, due 6/1/21 TBA (d)                       19,180,000     19,018,159
V    5.50%, due 6/1/33 (c)                           13,169,870     12,825,793
  5.50%, due 11/1/33 (c)                              5,992,338      5,835,781
  5.50%, due 12/1/33 (c)                              6,523,200      6,352,774
  5.50%, due 12/1/34 (c)                              1,357,148      1,320,157
  6.00%, due 12/1/16 (c)                              1,183,716      1,199,331
  6.00%, due 11/1/32 (c)                              3,257,515      3,252,310
  6.00%, due 1/1/33 (c)                               2,209,632      2,204,982
  6.00%, due 3/1/33 (c)                               2,997,087      2,988,737
  6.00%, due 9/1/34 (c)                                 658,971        656,633
  6.00%, due 9/1/35 (c)                               5,501,758      5,483,236
  6.00%, due 10/1/35 (c)                              1,504,904      1,499,147
V    6.00%, due 6/1/36 TBA (d)                       10,195,000     10,137,653
  6.50%, due 10/1/31 (c)                              1,574,826      1,607,511
                                                                  ------------
                                                                   137,299,148
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FREDDIE MAC
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (0.1%)
  Series 231, Class IO
  5.50%, due 8/1/35                                 $ 1,505,155   $    400,938
                                                                  ------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (2.5%)
  6.00%, due 8/15/32 (c)                              2,801,502      2,814,016
  6.00%, due 12/15/32 (c)                             1,927,180      1,935,737
  6.50%, due 8/15/28 (c)                                947,443        976,875
  6.50%, due 4/15/31 (c)                              2,424,594      2,499,812
                                                                  ------------
                                                                     8,226,440
                                                                  ------------
HVIDE VAN OMMEREN TANKERS LLC (1.8%)
  Series I
  7.54%, due 12/14/23 (f)                             2,855,000      2,963,547
  Series II
  7.54%, due 12/14/23 (f)                             2,857,000      2,965,623
                                                                  ------------
                                                                     5,929,170
                                                                  ------------
OVERSEAS PRIVATE INVESTMENT CORP. (1.1%)
  5.142%, due 12/15/23 (f)                            3,700,000      3,542,528
                                                                  ------------

TENNESSEE VALLEY AUTHORITY (1.5%)
  4.65%, due 6/15/35 (f)                              5,605,000      4,833,489
                                                                  ------------

UNITED STATES TREASURY BONDS (1.7%)
  6.25%, due 8/15/23 (e)                                515,000        569,155
  6.875%, due 8/15/25 (e)                             1,410,000      1,673,384
  8.75%, due 8/15/20 (c)                              2,355,000      3,169,131
                                                                  ------------
                                                                     5,411,670
                                                                  ------------
UNITED STATES TREASURY NOTE (1.3%)
  2.00%, due 7/15/14 T.I.P. (g)                       4,215,680      4,108,475
                                                                  ------------
Total U.S. Government
  & Federal Agencies
  (Cost $302,652,573)                                              295,277,454
                                                                  ------------
Total Long-Term Bonds
  (Cost $331,365,029)                                              323,575,547
                                                                  ------------

SHORT-TERM INVESTMENTS (18.3%)
------------------------------------------------------------------------------
COMMERCIAL PAPER (1.6%)
Banco Santander Central Hispano S.A.
  4.722%, due 5/8/06 (h)                                810,282        810,282
Charta LLC
  4.919%, due 5/30/06 (h)                               405,141        405,141
CIESCO, Inc.
  4.798%, due 5/19/06 (h)                               479,741        479,741
Den Danske Bank
  4.773%, due 5/5/06 (h)                                680,637        680,637

 12   MainStay Government Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
Fairway Finance Corp.
  4.891%, due 5/22/06 (h)                           $   486,169   $    486,169
General Electric Capital Corp.
  5.001%, due 6/26/06 (h)                               533,511        533,511
Grampian Funding LLC
  4.785%, due 5/3/06 (h)                                405,141        405,141
Greyhawk Funding
  4.878%, due 5/18/06 (h)                               483,106        483,106
Jupiter Securitization Corp.
  4.834%, due 5/3/06 (h)                                210,021        210,021
Lexington Parker Capital Co.
  4.914%, due 5/16/06 (h)                               321,796        321,796
Liberty Street Funding Co.
  4.87%, due 5/18/06 (h)                                320,838        320,838
                                                                  ------------
Total Commercial Paper
  (Cost $5,136,383)                                                  5,136,383
                                                                  ------------
FEDERAL AGENCIES (13.0%)
Federal Home Loan Bank (Discount Notes)
  4.63%, due 5/1/06 (c)                               8,000,000      8,000,000
  4.63%, due 5/2/06 (c)                               8,000,000      7,998,971
  4.65%, due 5/16/06 (c)                              8,250,000      8,234,014
  4.67%, due 5/3/06 (c)                               8,000,000      7,997,925
  4.701%, due 5/17/06 (c)                             2,565,000      2,559,641
                                                                  ------------
                                                                    34,790,551
                                                                  ------------
Federal National Mortgage Association
  (Discount Note)
  4.71%, due 5/19/06 (c)                              7,815,000      7,796,596
                                                                  ------------
Total Federal Agencies
  (Cost $42,587,147)                                                42,587,147
                                                                  ------------

                                                         SHARES
INVESTMENT COMPANY (0.2%)
BGI Institutional Money
  Market Fund (h)                                       611,676        611,676
                                                                  ------------
Total Investment Company
  (Cost $611,676)                                                      611,676
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT          VALUE
REPURCHASE AGREEMENT (0.1%)
Morgan Stanley & Co. 4.98%, dated 4/28/06 due
  5/1/06 Proceeds at Maturity $253,630
  (Collateralized by various bonds with a
  Principal Amount of $263,000 and a Market Value
  of $261,020) (h)                                  $   253,524   $    253,524
                                                                  ------------
Total Repurchase Agreement
  (Cost $253,524)                                                      253,524
                                                                  ------------
TIME DEPOSITS (3.4%)
Abbey National PLC
  4.78%, due 5/9/06 (h)                                 810,282        810,282
ABN Amro Bank N.V.
  4.84%, due 5/19/06 (h)                                810,282        810,282
Banco Bilbao Vizcaya Argentaria S.A.
  4.905%, due 5/24/06 (h)                               648,226        648,226
Bank of America
  4.77%, due 5/26/06 (b)(h)                             810,282        810,282
Bank of Montreal
  4.78%, due 5/8/06 (h)                                 810,282        810,282
Bank of Nova Scotia
  4.78%, due 5/10/06 (h)                                623,917        623,917
Barclays
  4.95%, due 6/20/06 (h)                                648,226        648,226
BNP Paribas
  4.80%, due 5/12/06 (h)                                810,282        810,282
Calyon
  4.955%, due 6/19/06 (h)                               810,282        810,282
Credit Suisse First Boston Corp.
  4.91%, due 6/5/06 (h)                                 810,282        810,282
Fortis Bank
  4.77%, due 5/9/06 (h)                                 810,282        810,282
Nordea Bank Finland PLC
  5.00%, due 6/27/06 (h)                                810,282        810,282

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
TIME DEPOSITS (CONTINUED)
Societe Generale
  4.73%, due 5/9/06 (h)                             $   810,282   $    810,282
UBS AG
  4.77%, due 5/4/06 (h)                               1,053,366      1,053,366
                                                                  ------------
Total Time Deposits
  (Cost $11,076,555)                                                11,076,555
                                                                  ------------
Total Short-Term Investments
  (Cost $59,665,285)                                                59,665,285
                                                                  ------------
Total Investments
  (Cost $391,030,314) (i)                                 117.4%   383,240,832(j)
Liabilities in Excess of Cash and Other Assets            (17.4)   (56,819,138)
                                                    -----------   ------------
Net Assets                                                100.0%  $326,421,694
                                                    ===========   ============

++   Less than one tenth of a percent.
(a)  May be sold to institutional investors only.
(b)  Floating rate. Rate shown is the rate in effect at April 30, 2006.
(c)  Segregated as collateral for TBAs.
(d)  TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. The market value of these securities at April 30, 2006 is $44,324,823.
(e)  Represents security, or a portion thereof, which is out on loan.
(f)  United States Government Guaranteed Security.
(g)  Treasury Inflation Indexed Security--Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the
     Consumer Price Index-Urban Consumers.
(h)  Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(i)  The cost for federal income tax purposes is $391,089,023.
(j)  At April 30, 2006, net unrealized depreciation was $7,848,191 based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $955,651 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $8,803,842.

 14   MainStay Government Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2006 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $391,030,314) including
  $44,324,823 and $16,651,863 market value of
  TBA securities and securities loaned,
  respectively                                  $383,240,832
Cash                                                     349
Receivables:
  Investment securities sold                       3,219,616
  Dividends and interest                           2,428,150
  Fund shares sold                                   105,358
  Manager                                             11,202
Other assets                                          36,641
                                                -------------
    Total assets                                 389,042,148
                                                -------------
LIABILITIES:
Securities lending collateral                     17,078,138
Payables:
  Investment securities purchased                 44,456,333
  Fund shares redeemed                               435,327
  Transfer agent                                     278,430
  NYLIFE Distributors                                117,016
  Professional                                        56,004
  Shareholder communication                           28,916
  Trustees                                             7,564
  Custodian                                            6,827
Accrued expenses                                      15,957
Dividend payable                                     139,942
                                                -------------
    Total liabilities                             62,620,454
                                                -------------
Net assets                                      $326,421,694
                                                =============

COMPOSITION OF NET ASSETS:
Share of beneficial interest outstanding (par
  value of $.01 per share)
  unlimited number of shares authorized:
  Class A                                       $    307,915
  Class B                                             89,894
  Class C                                              7,678
  Class I                                                  1
Additional paid-in capital                       374,701,796
Accumulated distributions in excess of net
  investment income                                  (99,793)
Accumulated net realized loss on investments     (40,796,315)
Net unrealized depreciation on investments        (7,789,482)
                                                -------------
Net assets                                      $326,421,694
                                                =============
CLASS A
Net assets applicable to outstanding shares     $247,904,672
                                                =============
Shares of beneficial interest outstanding         30,791,522
                                                =============
Net asset value per share outstanding           $       8.05
Maximum sales charge (4.50% of offering price)          0.38
                                                -------------
Maximum offering price per share outstanding    $       8.43
                                                =============
CLASS B
Net assets applicable to outstanding shares     $ 72,340,637
                                                =============
Shares of beneficial interest outstanding          8,989,428
                                                =============
Net asset value and offering price per share
  outstanding                                   $       8.05
                                                =============
CLASS C
Net assets applicable to outstanding shares     $  6,175,367
                                                =============
Shares of beneficial interest outstanding            767,806
                                                =============
Net asset value and offering price per share
  outstanding                                   $       8.04
                                                =============
CLASS I
Net assets applicable to outstanding shares     $      1,018
                                                =============
Shares of beneficial interest outstanding                126
                                                =============
Net asset value and offering price per share
  outstanding                                   $       8.08
                                                =============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    15

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2006 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Interest                                       $ 8,354,989
  Income from securities loaned--net                  12,968
                                                 -----------
    Total income                                   8,367,957
                                                 -----------
EXPENSES:
  Manager                                          1,027,318
  Distribution--Class B                              523,377
  Distribution--Class C                               25,288
  Transfer agent--Classes A, B and C                 531,239
  Transfer agent--Class I                                  7
  Distribution/Service--Class A                      245,144
  Service--Class B                                   174,459
  Service--Class C                                     8,429
  Professional                                        51,957
  Registration                                        48,555
  Shareholder communication                           33,930
  Recordkeeping                                       30,346
  Custodian                                           15,912
  Trustees                                            12,994
  Miscellaneous                                       16,465
                                                 -----------
    Total expenses before waiver/reimbursement     2,745,420
  Expense waiver/reimbursement from Manager         (399,463)
                                                 -----------
    Net expenses                                   2,345,957
                                                 -----------
Net investment income                              6,022,000
                                                 -----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments                  (1,003,103)
Net change in unrealized depreciation on
  investments                                     (4,200,361)
                                                 -----------
Net realized and unrealized loss on investments   (5,203,464)
                                                 -----------
Net increase in net assets resulting from
  operations                                     $   818,536
                                                 ===========

 16   MainStay Government Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2006 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2005

                                              2006            2005
DECREASE IN NET ASSETS:
Operations:
 Net investment income               $   6,022,000   $   9,972,929
 Net realized gain (loss) on
  investments                           (1,003,103)      3,097,109
 Net change in unrealized
  appreciation (depreciation) on
  investments                           (4,200,361)    (12,999,649)
                                     -----------------------------
 Net increase in net assets
  resulting from operations                818,536          70,389
                                     -----------------------------
Dividends to shareholders:
 From net investment income:
   Class A                              (3,745,621)     (2,706,725)
   Class B                              (2,200,161)     (7,476,171)
   Class C                                (104,008)       (204,772)
   Class I                                    (292)           (606)
                                     -----------------------------
 Total dividends to shareholders        (6,050,082)    (10,388,274)
                                     -----------------------------
Capital share transactions:
Net proceeds from sale of shares:
   Class A                             197,099,436      22,653,777
   Class B                               3,678,540      12,287,303
   Class C                                 518,158       2,248,347
   Class I                                      --           5,200
 Net asset value of shares issued to shareholders
  in reinvestment of dividends:
   Class A                               3,285,851       2,395,498
   Class B                               1,563,866       6,291,823
   Class C                                  74,062         155,292
   Class I                                      22             250
                                     -----------------------------
                                       206,219,935      46,037,490
 Cost of shares redeemed:
   Class A                             (24,396,657)    (32,537,780)
   Class B                            (207,230,882)    (70,008,494)
   Class C                              (2,094,031)     (3,035,383)
   Class I                                 (14,975)        (15,039)
                                     -----------------------------
                                      (233,736,545)   (105,596,696)
    Decrease in net assets derived
     from capital share
     transactions                      (27,516,610)    (59,559,206)
                                     -----------------------------
    Net decrease in net assets         (32,748,156)    (69,877,091)
NET ASSETS:
Beginning of period                    359,169,850     429,046,941
                                     -----------------------------
End of period                        $ 326,421,694   $ 359,169,850
                                     =============================
Accumulated distributions in excess
 of net investment income at end of
 period                              $     (99,793)  $     (71,711)
                                     =============================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                    CLASS A
                                            --------------------------------------------------------
                                                                                      JANUARY 1,
                                            SIX MONTHS                                   2003*
                                              ENDED              YEAR ENDED             THROUGH
                                            APRIL 30,           OCTOBER 31,           OCTOBER 31,
                                             2006***         2005         2004           2003
Net asset value at beginning of period       $   8.18       $  8.40      $  8.42        $  8.67
                                            ----------      -------      -------      -----------
Net investment income                            0.16 (a)      0.26         0.25           0.20
Net realized and unrealized gain (loss) on
  investments                                   (0.13)        (0.21)        0.05          (0.16)
                                            ----------      -------      -------      -----------
Total from investment operations                 0.03          0.05         0.30           0.04
                                            ----------      -------      -------      -----------
Less dividends and distributions:
  From net investment income                    (0.16)        (0.27)       (0.28)         (0.29)
  Return of capital                                --            --        (0.04)            --
                                            ----------      -------      -------      -----------
Total dividends and distributions               (0.16)        (0.27)       (0.32)         (0.29)
                                            ----------      -------      -------      -----------
Net asset value at end of period             $   8.05       $  8.18      $  8.40        $  8.42
                                            ==========      =======      =======      ===========
Total investment return (b)                      0.33%(c)      0.59%        3.60%          0.50%(c)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                        3.88%+        3.09%        2.96%          2.85%+
    Net expenses                                 1.05%+        1.05%        1.25%          1.25%+
    Expenses (before reimbursement)              1.28%+        1.34%        1.27%          1.25%+
Portfolio turnover rate                            57%(e)       164%(e)      110%            99%
Net assets at end of period (in 000's)       $247,905       $76,816      $86,516        $99,852

                                                         CLASS A
                                            ---------------------------------

                                                 YEAR ENDED DECEMBER 31,
                                             2002         2001         2000
Net asset value at beginning of period      $  8.25      $  8.19      $  7.75
                                            -------      -------      -------
Net investment income                          0.32         0.39 (a)(f)    0.46 (a)
Net realized and unrealized gain (loss) on
  investments                                  0.47         0.12 (f)     0.45
                                            -------      -------      -------
Total from investment operations               0.79         0.51         0.91
                                            -------      -------      -------
Less dividends and distributions:
  From net investment income                  (0.37)       (0.39)       (0.46)
  Return of capital                              --        (0.06)       (0.01)
                                            -------      -------      -------
Total dividends and distributions             (0.37)       (0.45)       (0.47)
                                            -------      -------      -------
Net asset value at end of period            $  8.67      $  8.25      $  8.19
                                            =======      =======      =======
Total investment return (b)                    9.75%        6.33%       12.20%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                      3.76%        4.71%(f)     5.89%
    Net expenses                               1.19%        1.17%        1.16%
    Expenses (before reimbursement)            1.19%        1.17%        1.16%
Portfolio turnover rate                         117%         151%         324%
Net assets at end of period (in 000's)      $92,581      $59,405      $58,674

                                                                    CLASS C
                                            --------------------------------------------------------
                                                                                      JANUARY 1,
                                            SIX MONTHS                                   2003*
                                              ENDED              YEAR ENDED             THROUGH
                                            APRIL 30,           OCTOBER 31,           OCTOBER 31,
                                             2006***         2005         2004           2003
Net asset value at beginning of period       $   8.17       $  8.39      $  8.40        $  8.66
                                            ----------      -------      -------      -----------
Net investment income                            0.12 (a)      0.20         0.17           0.14
Net realized and unrealized gain (loss) on
  investments                                   (0.12)        (0.21)        0.07          (0.16)
                                            ----------      -------      -------      -----------
Total from investment operations                 0.00         (0.01)        0.24          (0.02)
                                            ----------      -------      -------      -----------
Less dividends and distributions:
  From net investment income                    (0.13)        (0.21)       (0.21)         (0.24)
  Return of capital                                --            --        (0.04)            --
                                            ----------      -------      -------      -----------
Total dividends and distributions               (0.13)        (0.21)       (0.25)         (0.24)
                                            ----------      -------      -------      -----------
Net asset value at end of period             $   8.04       $  8.17      $  8.39        $  8.40
                                            ==========      =======      =======      ===========
Total investment return (b)                     (0.05%)(c)    (0.17%)       2.92%         (0.25%) (c)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                        3.13%+        2.34%        2.21%          2.10%+
    Net expenses                                 1.80%+        1.80%        2.00%          2.00%+
    Expenses (before reimbursement)              2.03%+        2.09%        2.02%          2.00%+
Portfolio turnover rate                            57%(e)       164%(e)      110%            99%
Net assets at end of period (in 000's)       $  6,175       $ 7,772      $ 8,620        $12,385

                                                         CLASS C
                                            ---------------------------------

                                                 YEAR ENDED DECEMBER 31,
                                             2002         2001         2000
Net asset value at beginning of period      $  8.24      $  8.18      $  7.73
                                            -------      -------      -------
Net investment income                          0.26         0.33 (a)(f)    0.40 (a)
Net realized and unrealized gain (loss) on
  investments                                  0.46         0.12(f)      0.46
                                            -------      -------      -------
Total from investment operations               0.72         0.45         0.86
                                            -------      -------      -------
Less dividends and distributions:
  From net investment income                  (0.30)       (0.34)       (0.41)
  Return of capital                              --        (0.05)       (0.00) (d)
                                            -------      -------      -------
Total dividends and distributions             (0.30)       (0.39)       (0.41)
                                            -------      -------      -------
Net asset value at end of period            $  8.66      $  8.24         8.18
                                            =======      =======      =======
Total investment return (b)                    8.94%        5.54%       11.49%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                      3.01%        3.96%(f)     5.14%
    Net expenses                               1.94%        1.92%        1.91%
    Expenses (before reimbursement)            1.94%        1.92%        1.91%
Portfolio turnover rate                         117%         151%         324%
Net assets at end of period (in 000's)      $17,940      $ 9,245      $ 5,059

*    The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of operations.
***  Unaudited.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(c)  Total return is not annualized.
(d)  Less than one cent per share.
(e)  The portfolio turnover rate not including mortgage dollar rolls is 13% and 31% for the six months ended April 30, 2006 and year ended October 31, 2005, respectively.
(f)  As required, effective January 1, 2001 the Fund has adopted the provisions of the AICPA
     Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended December 31, 2001 is shown below.
     Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                                CLASS A       CLASS B       CLASS C
Decrease net investment income                                  ($0.03)       ($0.03)       ($0.03)
Increase net realized gain and unrealized gains and losses        0.03          0.03          0.03
Decrease ratio of net investment income                          (0.37%)       (0.37%)       (0.37%)

 18   MainStay Government Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                               CLASS B
------------------------------------------------------------------------------------------------------
                                                 JANUARY 1,
     SIX MONTHS                                     2003*
       ENDED                                       THROUGH
     APRIL 30,       YEAR ENDED OCTOBER 31,      OCTOBER 31,            YEAR ENDED DECEMBER 31,
      2006***          2005          2004           2003            2002          2001          2000
      $  8.17        $   8.39      $   8.40       $   8.66        $   8.24      $   8.18      $   7.73
     ----------      --------      --------      -----------      --------      --------      --------
         0.12 (a)        0.20          0.17           0.14            0.26          0.33 (a)(f)     0.40 (a)
        (0.11)          (0.21)         0.07          (0.16)           0.46          0.12 (f)      0.46
     ----------      --------      --------      -----------      --------      --------      --------
         0.01           (0.01)         0.24          (0.02)           0.72          0.45          0.86
     ----------      --------      --------      -----------      --------      --------      --------
        (0.13)          (0.21)        (0.21)         (0.24)          (0.30)        (0.34)        (0.41)
           --              --         (0.04)            --              --         (0.05)        (0.00) (d)
     ----------      --------      --------      -----------      --------      --------      --------
        (0.13)          (0.21)        (0.25)         (0.24)          (0.30)        (0.39)        (0.41)
     ----------      --------      --------      -----------      --------      --------      --------
      $  8.05        $   8.17      $   8.39       $   8.40        $   8.66      $   8.24      $   8.18
     ==========      ========      ========      ===========      ========      ========      ========
         0.08%(c)       (0.17%)        2.92%         (0.25%) (c)      8.94%         5.54%        11.49%
         3.13%+          2.34%         2.21%          2.10%+          3.01%         3.96%(f)      5.14%
         1.80%+          1.80%         2.00%          2.00%+          1.94%         1.92%         1.91%
         2.03%+          2.09%         2.02%          2.00%+          1.94%         1.92%         1.91%
           57%(e)         164%(e)       110%            99%            117%          151%          324%
      $72,341        $274,566      $333,884       $408,180        $477,341      $411,271      $403,374

                     CLASS I
-------------------------------------------------
                                      JANUARY 2,
     SIX MONTHS                         2004**
       ENDED         YEAR ENDED         THROUGH
     APRIL 30,       OCTOBER 31,      OCTOBER 31,
      2006***           2005             2004
       $8.21            $8.41            $8.44
     ----------      -----------      -----------
        0.17(a)          0.37             0.29
       (0.12)           (0.28)           (0.04)
     ----------      -----------      -----------
        0.05             0.09             0.25
     ----------      -----------      -----------
       (0.18)           (0.29)           (0.28)
          --               --               --
     ----------      -----------      -----------
       (0.18)           (0.29)           (0.28)
     ----------      -----------      -----------
       $8.08            $8.21            $8.41
     ==========      ===========      ===========
        0.56%(c)         1.08%            2.99%(c)
        4.35%+           3.47%            3.34%+
        0.58%+           0.67%            0.87%+
        0.81%+           0.96%            0.89%+
          57%(e)          164%(e)          110%
       $   1            $  16            $  26

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    19

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises nineteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Government Fund (the "Fund"), a diversified fund.

The Fund currently offers four classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class I shares are not subject to sales charge. Distribution of Class I shares commenced on January 2, 2004. Class A shares, Class B shares, Class C shares and Class I shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions. Each class of shares other than Class I shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek a high level of current income, consistent with safety of principal.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or brokers selected by the Fund's Manager, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager to be representative of market values, at the regular close of business of the New York Stock Exchange. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed in good faith by Board of Trustees to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's principal market is temporarily closed at a time when under normal conditions it would be open. At April 30, 2006, the Fund did not hold securities that were valued in such manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and includes gains and losses from repayments of principal on mortgage-backed securities. Interest income is accrued as earned. Discounts and premiums on securities, other than short-term securities, purchased for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate

 20   MainStay Government Fund
classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) MORTGAGE DOLLAR ROLLS. The Fund enters into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, a Fund forgoes principal and interest on the securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purpose as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(H) SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (See Note 5 on page 23.)

(I) INDEMNIFICATIONS. In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and indirect wholly-owned subsidiary of New York Life, acts as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual percentage of the Fund's average daily net assets as follows: 0.60% on assets up to $1 billion and 0.55% on assets in excess of $1 billion. NYLIM has voluntarily agreed to waive its management fee by 0.10% to 0.50% on assets up to $1 billion and 0.45% on assets in excess of $1 billion. The Manager has entered into a written expense limitation agreement, under which the Manager has agreed to reimburse the expenses of the Fund so that the total ordinary operating expenses (total annual fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed, on an annualized basis,1.05% of the average daily net assets of the Class A shares. An equivalent reimbursement, in an equal amount of basis points, will be applied to the other share classes. The Manager, within three years of incurring such expenses, may recoup the amount of any management fee

                                                    www.mainstayfunds.com     21
waiver or expense reimbursement from the Fund pursuant to this agreement if such recoupment does not cause the Fund to exceed existing expense limitations. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. For the six months ended April 30, 2006, the Manager earned fees from the Fund in the amount of $1,027,318, and waived its fee and/or reimbursed expenses in the amount of $399,463.

As of April 30, 2006, the amounts of waived or reimbursed fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

               OCTOBER 31,
        2008                  2009               TOTAL
      $302,892              $228,246            $531,138
-------------------------------------------------------------

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and the Subadvisor, the Manager pays the Subadvisor a monthly fee of 0.30% of the Fund's average daily net assets on assets up to $1 billion and 0.275% on assets in excess of $1 billion. To the extent the Manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $13,649 for the six months ended April 30, 2006. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $1,588, $78,297 and $776, respectively, for the six months ended April 30, 2006.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund for the six months ended April 30, 2006, amounted to $531,246.

(E) NON-INTERESTED TRUSTEES FEES. Non-Interested Trustees are paid an annual retainer fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual retainer fee of $20,000. The Audit and Compliance Committee Chairman receives an additional $2,000 for each meeting of the Audit and Compliance Committee attended and the Chairpersons of the Brokerage and Expense Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the respective Committee meetings attended. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/ Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus, the Fund only pays a portion of the fees identified above.

(F) CAPITAL. At April 30, 2006, New York Life and its affiliates held shares of Class I with a net asset value of $1,019. This represents 99.6% of the Class I shares net assets and 0.0% of the Fund's total net assets at April 30, 2006.

(G) OTHER. Pursuant to the Management Agreement, fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $5,013 for the six months ended April 30, 2006.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $30,346 for the six months ended April 30, 2006.

 22   MainStay Government Fund

NOTE 4--FEDERAL INCOME TAX:

At October 31, 2005, for federal income tax purposes, capital loss carryforwards of $39,793,212 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

  CAPITAL LOSS      AMOUNTS
AVAILABLE THROUGH   (000'S)
      2007          $29,405
      2008            6,930
      2012            3,458
---------------------------
                    $39,793
---------------------------

The Fund utilized $2,551,413 of capital loss carryforwards during the year ended October 31, 2005.

The tax character of distributions paid during the year ended October 31, 2005, shown in the Statement of Changes in Net Assets, was as follows:

                                                     2005
Distributions paid from:
Ordinary Income                               $10,388,274
Return of Capital                                      --
---------------------------------------------------------
                                              $10,388,274
---------------------------------------------------------

NOTE 5--FUND SECURITIES LOANED:

As of April 30, 2006, the Fund had securities on loan with an aggregate market value of $16,651,863. The Fund received $17,078,138 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Securities purchased with collateral received are valued at amortized cost.

NOTE 6--CUSTODIAN:
Investors Bank & Trust Company is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .070% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the six months ended April 30, 2006.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended April 30, 2006, purchases and sales of U. S. Government securities were $191,264 and $213,269, respectively. Purchase and sales of securities, other than U.S. Government securities and short-term securities, were $3,700 and $4,025, respectively.

NOTE 9--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                    SIX MONTHS ENDED
                                                     APRIL 30, 2006*
                                          CLASS A   CLASS B   CLASS C   CLASS I

Shares sold                               23,987       450       64       --
-------------------------------------------------------------------------------
Shares issued in reinvestment of
  dividends and distributions                403       192        9       --(a)
-------------------------------------------------------------------------------
                                          24,390       642       73       --(a)
-------------------------------------------------------------------------------
Shares redeemed                           (2,987)   (25,258)   (256)      (2)
-------------------------------------------------------------------------------
Net increase (decrease)                   21,403    (24,616)   (183)      (2)
-------------------------------------------------------------------------------

                                                       YEAR ENDED
                                                    OCTOBER 31, 2005
                                          CLASS A   CLASS B   CLASS C   CLASS I

Shares sold                                2,719     1,477      270       --(a)
-------------------------------------------------------------------------------
Shares issued in reinvestment of
  dividends and distributions                288       758       19       --(a)
-------------------------------------------------------------------------------
                                           3,007     2,235      289       --(a)
-------------------------------------------------------------------------------
Shares redeemed                           (3,912)   (8,414)    (365)      (1)
-------------------------------------------------------------------------------
Net decrease                                (905)   (6,719)     (76)      (1)
-------------------------------------------------------------------------------

*   Unaudited
(a) Less than one thousand shares.

NOTE 10--OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises have cooperated fully and completed responding to these requests. As previously reported in response to those requests for information and, as noted in the notes to the year-end 2004 and 2005

                                                    www.mainstayfunds.com     23
financial statements of each fund of the Trust, NYLIM had been a party to arrangements with certain registered representatives of broker-dealers relating to the level of trading by clients of those registered representatives in shares of certain funds of the Trust. All such arrangements were terminated by the fourth quarter of 2003. NYLIM and the Trustees of the Trust have reviewed the possible dilutive effects that transactions under those arrangements and certain other levels of trading by fund shareholders over the period from 1999 to 2003 may have had on the funds. As a result of this review, in December 2005, NYLIM made payments totaling $5.882 million to nine MainStay funds. No payment was made with respect to the MainStay Government Fund. NYLIM has reimbursed or paid all expenses relating to the Board of Trustees' review of this matter, as well as substantially all of the costs associated with the other regulatory matters described in this note.

In a separate matter, the Securities and Exchange Commission has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that fund, as well as the related guarantee disclosure to fund shareholders. Discussions have been held with the Securities and Exchange Commission concerning a possible resolution of this matter. There can be no assurance of the outcome of these efforts.

 24   MainStay Government Fund

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investment Management LLC ("NYLIM") uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-202-551-5850); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

SPECIAL MEETING OF SHAREHOLDERS
Pursuant to notice, a special meeting and three adjournment meetings (pertaining only to certain Funds) of the shareholders of The MainStay Funds (the "Trust") were held on March 27, April 17, May 8, and June 8, 2006, respectively, at the Parsippany, New Jersey offices of New York Life Investment Management LLC. The purpose of the meetings was to present the following proposals for shareholder consideration:

1. To elect the following individuals to the Board of Trustees of the Trust;

  - Charlynn Goins
  - Edward J. Hogan
  - Alan R. Latshaw
  - Terry L. Lierman
  - John B. McGuckian
  - Donald E. Nickelson
  - Richard S. Trutanic
  - Gary E. Wendlandt (Interested Trustee)

There are no other Trustees of the Trust.

2. To grant the Trust the approval to enter into and materially amend agreements with Subadvisors on behalf of one or more of the Funds without obtaining shareholder approval; and

3. To approve the amendment of certain fundamental investment restrictions.

No other business came before the special meetings.

Each of the proposals listed above was passed by the shareholders of the Fund as shown below.

                                                VOTES      VOTES
GOVERNMENT FUND                  VOTES FOR     AGAINST   WITHHELD       TOTAL
PROPOSAL #1-ELECTION OF TRUSTEES
--------------------------------------------------------------------------------
a. Charlynn Goins               21,920,643            0  1,692,250   23,612,893
--------------------------------------------------------------------------------
b. Edward J. Hogan              21,932,213            0  1,680,680   23,612,893
--------------------------------------------------------------------------------
c. Alan R. Latshaw              21,874,925            0  1,737,968   23,612,893
--------------------------------------------------------------------------------
d. Terry L. Lierman             21,896,816            0  1,717,077   23,613,893
--------------------------------------------------------------------------------
e. John B. McGuckian            21,910,112            0  1,702,781   23,612,893
--------------------------------------------------------------------------------
f. Donald E. Nickelson          21,915,349            0  1,697,544   23,612,893
--------------------------------------------------------------------------------
g. Richard S. Trutanic          21,919,961            0  1,692,931   23,612,892
--------------------------------------------------------------------------------
h. Gary E. Wendlandt            21,914,809            0  1,698,084   23,612,893
--------------------------------------------------------------------------------
PROPOSAL #2-APPROVAL TO ENTER INTO AND MATERIALLY AMEND AGREEMENTS
--------------------------------------------------------------------------------
                                18,580,192      609,972  1,510,127   20,700,291
--------------------------------------------------------------------------------
PROPOSAL #3-AMENDMENT TO CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------
a. Borrowing                    18,740,069      446,438  1,513,787   20,700,294
--------------------------------------------------------------------------------
b. Senior Securities            18,812,248      366,225  1,521,822   20,700,295
--------------------------------------------------------------------------------
c. Underwriting Securities      18,809,931      369,555  1,520,808   20,700,294
--------------------------------------------------------------------------------
d. Real Estate                  18,824,707      365,238  1,510,351   20,700,296
--------------------------------------------------------------------------------
e. Commodities                  18,770,409      414,774  1,515,111   20,700,294
--------------------------------------------------------------------------------
f. Making Loans                 18,766,123      409,953  1,524,220   20,700,296
--------------------------------------------------------------------------------
g. Concentration of
  Investments                   18,811,646      400,748  1,487,899   20,700,293
--------------------------------------------------------------------------------
h. Diversification              18,823,521      364,191  1,512,582   20,700,294
--------------------------------------------------------------------------------

This resulted in approval of the proposals.

                                                    www.mainstayfunds.com     25

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, as of July 1, 2006, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the Trustees then in office will call a shareholder meeting for the election of Trustees, or
(2) his or her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

        GARY E.           Indefinite; Chairman   Chairman and Manager, New York Life               62           Chairman and
        WENDLANDT         since 2002, Chief      Investment Management LLC (including                           Director,
        10/8/50           Executive Officer      predecessor advisory organizations) and                        MainStay VP
                          (2004 to June 2006),   New York Life Investment Management                            Series Fund,
                          and Trustee since      Holdings LLC; Chief Executive Officer,                         Inc.
                          2000                   New York Life Investment Management LLC
                                                 and New York Life Investment Management
                                                 Holdings LLC (2000 to June 2006); Senior
                                                 Executive Vice President for Investment
                                                 and Finance, New York Life Insurance
                                                 Company (since July 2006); Executive
                                                 Vice President, New York Life Insurance
                                                 Company (1999 to June 2006); Executive
                                                 Vice President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC,
                                                 Madison Capital Funding LLC, and NYLCAP
                                                 Manager LLC; Manager, MacKay Shields
                                                 LLC; Executive Vice President, New York
                                                 Life Insurance and Annuity Corporation;
                                                 Chairman, and Director, MainStay VP
                                                 Series Fund, Inc. (25 portfolios); Chief
                                                 Executive Officer, MainStay VP Series
                                                 Fund, Inc. (2002 to June 2006); Chief
                                                 Executive Officer, Eclipse Funds (3
                                                 Portfolios) and Eclipse Funds Inc. (15
                                                 Portfolios) (2005 to June 2006);
                                                 Executive Vice President and Chief
                                                 Investment Officer, MassMutual Life
                                                 Insurance Company (1993 to 1999).
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        CHARLYNN GOINS    Indefinite; Trustee    Retired. Chairperson of the Board, New            19           None
        9/15/42           since 2001             York City Health and Hospital
                                                 Corporation.
        -----------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Indefinite; Trustee    Rear Admiral U.S. Navy (Retired);                 19           None
        8/17/32           since 1996             Independent Management Consultant (1997
                                                 to 2002).
        -----------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Indefinite; Trustee    Chair, Maryland Democratic Party;                 19           None
        1/4/48            since 1991             Chairman, Smartpaper Networks
                                                 Corporation (communications); Partner,
                                                 Health Ventures LLC (2001 to 2005); Vice
                                                 Chair, Employee Health Programs (1990 to
                                                 2002); Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc.
                                                 (1984 to 2001).
        -----------------------------------------------------------------------------------------------------------------------
        JOHN B.           Indefinite; Trustee    Chairman, Ulster Television Plc; Pro              19           Non-Executive
        MCGUCKIAN         since 1997             Chancellor, Queen's University (1985 to                        Director,
        11/13/39                                 2001).                                                         Allied Irish
                                                                                                                Banks Plc;
                                                                                                                Chairman and
                                                                                                                Non-Executive
                                                                                                                Director, Irish
                                                                                                                Continental
                                                                                                                Group, Plc;
                                                                                                                Chairman, AIB
                                                                                                                Group (UK) Plc;
                                                                                                                Non-Executive
                                                                                                                Director,
                                                                                                                Unidare Plc.
        -----------------------------------------------------------------------------------------------------------------------

     * A Trustee is considered to be an interested person of the Trust within the meaning of the 1940 Act because of an affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past Five Years." All Trustees not considered to be interested persons of the Trust are referred to as "Non-Interested Trustees."

 26   MainStay Government Fund

                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        DONALD E.         Indefinite; Trustee    Retired. Vice Chairman, Harbour Group             19           Director,
        NICKELSON         since 1994 and Lead    Industries, Inc. (leveraged buyout                             Adolor
        12/9/32           Non-Interested         firm); President, PaineWebber Group                            Corporation;
                          Trustee since 2000     (1988 to 1990).                                                Director, First
                                                                                                                Advantage
                                                                                                                Corporation.
        -----------------------------------------------------------------------------------------------------------------------

        RICHARD S.        Indefinite; Trustee    Chairman (1990 to present) and Chief              19           None
        TRUTANIC          since 1994             Executive Officer (1990 to 1999),
        2/13/52                                  Somerset Group (financial advisory
                                                 firm); Managing Director and Advisor,
                                                 The Carlyle Group (private investment
                                                 firm) (2002 to 2004); Senior Managing
                                                 Director, Groupe Arnault (private
                                                 investment firm) (1999 to 2002).
        -----------------------------------------------------------------------------------------------------------------------

        ALAN R. LATSHAW   Indefinite; Trustee    Retired. Partner, Ernst & Young LLP               19           State Farm
        3/27/51           and Audit Committee    (2002 to 2003); Partner, Arthur Andersen                       Associates
                          Financial Expert       LLP (1976 to 2002).                                            Funds Trusts (4
                          since 2006                                                                            portfolios);
                                                                                                                State Farm
                                                                                                                Mutual Fund
                                                                                                                Trust (15
                                                                                                                portfolios);
                                                                                                                State Farm
                                                                                                                Variable
                                                                                                                Product Trust
                                                                                                                (8 portfolios);
                                                                                                                Utopia Funds (4
                                                                                                                portfolios).
        -----------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General Counsel, and Secretary,
        ANSELMI           since 2003             New York Life Investment Management LLC (including
        10/19/46                                 predecessor advisory organizations) and New York Life
                                                 Investment Management Holdings LLC; Senior Vice President,
                                                 New York Life Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC; Secretary, NYLIM Service
                                                 Company LLC, NYLCAP Manager LLC, and Madison Capital Funding
                                                 LLC; Chief Legal Officer, Eclipse Funds, Eclipse Funds Inc.,
                                                 MainStay VP Series Fund, Inc., and McMorgan Funds; Managing
                                                 Director and Senior Counsel, Lehman Brothers Inc. (1998 to
                                                 1999); General Counsel and Managing Director, JP Morgan
                                                 Investment Management Inc. (1986 to 1998).
        -----------------------------------------------------------------------------------------------------

        ARPHIELA          Treasurer and          Director and Manager of Fund Accounting and Administration,
        ARIZMENDI         Principal Financial    New York Life Investment Management LLC (since 2003);
        10/26/56          and Accounting         Treasurer and Principal Financial and Accounting Officer,
                          Officer since 2005     Eclipse Funds, Eclipse Funds Inc., and McMorgan Funds (since
                                                 December 2005), and MainStay VP Series Fund, Inc. (since
                                                 March 2006); Assistant Treasurer, NYLIFE Distributors LLC;
                                                 Assistant Treasurer, The MainStay Funds, Eclipse Funds,
                                                 Eclipse Funds Inc., MainStay VP Series Fund, Inc., and
                                                 McMorgan Funds (1992 to December 2005).
        -----------------------------------------------------------------------------------------------------

        CHRISTOPHER O.    President since 2005   Executive Vice President, New York Life Investment
        BLUNT                                    Management LLC and New York Life Investment Management
        5/13/62                                  Holdings LLC (since 2004); Manager and Executive Vice
                                                 President, NYLIM Product Distribution, NYLIFE Distributors
                                                 LLC (since January 2005); Chairman, NYLIM Service Company
                                                 LLC (since March 2005); Chairman and Class C Director, New
                                                 York Life Trust Company, FSB (since 2004); Chairman, New
                                                 York Life Trust Company (since February 2005); President,
                                                 Eclipse Funds and Eclipse Funds Inc. (since 2005);
                                                 President, MainStay VP Series Fund, Inc. (since July 2006);
                                                 Chairman and Chief Executive Officer, Giving Capital, Inc.
                                                 (2001 to 2004); Chief Marketing Officer--Americas, Merrill
                                                 Lynch Investment Managers (1999 to 2001); President, Mercury
                                                 Funds Distributors (1999 to 2001).
        -----------------------------------------------------------------------------------------------------

        SCOTT T.          Vice President--       Director, New York Life Investment Management LLC (including
        HARRINGTON        Administration since   predecessor advisory organizations); Executive Vice
        2/8/59            2005                   President, New York Life Trust Company, and New York Life
                                                 Trust Company, FSB (since January 2006); Vice President--
                                                 Administration, MainStay VP Series Fund, Inc., Eclipse
                                                 Funds, and Eclipse Funds Inc. (since June 2005).
        -----------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     27

                          POSITION(S) HELD
                          WITH
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
        ALAN J.           Senior Vice President  Managing Director, Mutual Funds/Administration and Chief
        KIRSHENBAUM       since July 2006        Financial Officer of Retail Investments, New York Life
        6/25/71                                  Investment Management LLC (since July 2006); Senior Vice
                                                 President, Eclipse Funds, Eclipse Funds Inc., and MainStay
                                                 VP Series Fund, Inc. (since June 2006); Chief Financial
                                                 Officer, Bear Stearns Asset Management (1999 to May 2006).
        -----------------------------------------------------------------------------------------------------

        ALISON H.         Vice President--       Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           Compliance (2004 to    March 2006), and Managing Director and Chief Compliance
        12/16/65          June 2006); Senior     Officer (2003 to February 2006), New York Life Investment
                          Vice President and     Management LLC; Managing Director and Chief Compliance
                          Chief Compliance       Officer, New York Life Investment Management Holdings LLC
                          Officer since July     (2003 to present); Senior Managing Director, Compliance
                          2006                   (since March 2006) and Managing Director, Compliance (2003 to February 2006), NYLIFE Distributors LLC; Senior Vice
                                                 President and Chief Compliance Officer, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP Series Fund, Inc. (since
                                                 June 2006); Vice President--Compliance, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP Series Fund, Inc. (until
                                                 June 2006); Deputy Chief Compliance Officer, New York Life
                                                 Investment Management LLC (2002 to 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset Management (1999 to
                                                 2002).
        -----------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary since 2004   Managing Director and Associate General Counsel, New York
        MORRISON                                 Life Investment Management LLC (since 2004); Managing
        3/26/56                                  Director and Secretary, NYLIFE Distributors LLC; Secretary,
                                                 Eclipse Funds, Eclipse Funds Inc., and MainStay VP Series
                                                 Fund, Inc.; Chief Legal Officer--Mutual Funds and Vice
                                                 President and Corporate Counsel, The Prudential Insurance
                                                 Company of America (2000 to 2004).
        -----------------------------------------------------------------------------------------------------

        BRIAN A. MURDOCK  Chief Executive        Member of the Board of Managers and President (since 2004),
        3/14/56           Officer since July     and Chief Executive Officer (since July 2006), New York Life
                          2006                   Investment Management LLC and New York Life Investment
                                                 Management Holdings LLC; Senior Vice President, New York
                                                 Life Insurance Company (since 2004); Chairman of the Board and President, NYLIFE Distributors LLC (since 2004); Member of the Board of Managers, Madison Capital Funding LLC (since
                                                 2004); Member of the Board of Managers, NYLCAP Manager LLC
                                                 (since 2004); Chief Executive Officer, Eclipse Funds,
                                                 Eclipse Funds Inc. and MainStay VP Series Fund, Inc. (since
                                                 July 2006); Chief Operating Officer, Merrill Lynch
                                                 Investment Managers (2003 to 2004); Chief Investment
                                                 Officer, MLIM Europe and Asia (2001 to 2003); President of
                                                 Merrill Japan and Chairman of MLIM's Pacific Region (1999 to
                                                 2001).
        -----------------------------------------------------------------------------------------------------
        RICHARD W.        Vice President--Tax    Vice President, New York Life Insurance Company; Vice
        ZUCCARO           since 1991             President, New York Life Insurance and Annuity Corporation,
        12/12/49                                 New York Life Trust Company, FSB, NYLIFE Insurance Company
                                                 of Arizona, NYLIFE LLC, and NYLIFE Securities Inc.; Vice
                                                 President, Tax, NYLIFE Distributors LLC; Tax Vice President,
                                                 New York Life International, LLC, New York Life Trust
                                                 Company, and NYLIM Service Company LLC; Vice President--Tax,
                                                 Eclipse Funds and Eclipse Funds Inc. (since 1993), and
                                                 MainStay VP Series Fund, Inc. (since 1991).
        -----------------------------------------------------------------------------------------------------

 28   MainStay Government Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(2)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund(3)
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. Closed to new investors as of June 1, 2006.
4. An affiliate of New York Life Investment Management LLC.

                       Not part of the Semiannual Report

                       This page intentionally left blank

                               [True Blank Page]

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C)2006 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A08829         (RECYCLE LOGO)       MS229-06                   MSG10-06/06

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    HIGH YIELD CORPORATE BOND FUND

                    Message from the President
                    and
                    Semiannual Report
                    Unaudited
                    April 30, 2006

MESSAGE FROM
THE PRESIDENT

Dear Shareholder,

The six months from November 1, 2005, through April 30, 2006, represented a generally positive period for the economy and for investors. Most U.S. stock indexes recorded strong returns for the six-month reporting period. According to Russell data, value stocks outperformed growth stocks among large-capitalization issues, while the reverse was true for mid-cap and small-cap stocks.

Strong demand kept prices for oil, metals, and several other commodities relatively high, which had a positive influence on energy and materials stocks and helped commodity-exporting emerging economies. Not all of the influence was positive, however. In the United States, rising fuel costs had a negative impact on airlines, automakers, and utilities.

According to preliminary estimates from the Bureau of Economic Analysis, real gross domestic product increased at an annual rate of 5.3% in the first quarter of 2006, up from 1.7% in the fourth quarter of 2005. Economic growth, elevated energy prices, and the potential for inflationary pressure moved the Federal Open Market Committee to raise the targeted federal funds rate four times during the reporting period, with a 25-basis-point increase on each occasion. (A basis point is one-hundredth of a percentage point.) At the end of April 2006, the federal funds target rate stood at 4.75%.

Rising interest rates affected different bonds in different ways, and for portions of the reporting period, the yield curve inverted with yields on two-, five-, and 10-year Treasurys exceeding those on 30-year Treasurys. By the end of April, however, the yield curve had regained a positive slope. Rising interest rates took a toll on bond prices, but many bond indexes recorded positive total returns for the six-month reporting period.

The yield differences (or spreads) between high-yield bonds and U.S. Treasurys were relatively narrow during the reporting period, which reduced the compensation investors received for taking on additional risk. Even so, default rates in the high-yield market remained near their historical lows. Convertible bonds were hurt by rising interest rates, but managed to capture a substantial percentage of the stock market's gain.

During the first-quarter of 2006, issuance in the leveraged-loan market was down relative to the same period a year ago, but noteworthy financings by Georgia Pacific and NRG provided abundant liquidity. As the pipeline for upcoming issues became less promising, spreads in the leveraged-loan market tended to contract. New-money issuance and refunding issuance also declined in the municipal bond market, but at the end of April 2006, insured municipal bonds yielded 88% of long Treasurys, making municipals one of the more attractive high-grade bond sectors.

At MainStay, we offer a wide variety of Funds that pursue their respective investment objectives by investing in appropriate segments of the market. Each Fund follows a disciplined investment approach that the portfolio manager seeks to consistently apply across various market environments. The investment objective, strategies, and process used by your Fund(s) are outlined in the prospectus.

It is our pleasure to announce that on May 17, 2006, Institutional Capital Corporation (ICAP), a premier value-equity institutional investment firm based in Chicago, signed a definitive agreement to join New York Life Investment Management. Subject to board and shareholder approval, ICAP's three mutual funds are expected to join the MainStay Fund family on or around August 31, 2006.

We are honored that you have chosen to invest with MainStay Funds. We hope that the breadth of our offerings, the quality of our service, and the performance of our Funds will encourage you to maintain a long-term perspective, regardless of how the markets may shift or your financial needs may evolve.

The semiannual report that follows gives you additional insight into the portfolio management decisions that affected the performance of your MainStay Fund investment during the six months ended April 30, 2006. Please read it carefully to gain broader perspective on the progress of your Fund.

Sincerely,


/s/ CHRISTOPHER O. BLUNT


Christopher O. Blunt
President


                       Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    HIGH YIELD CORPORATE BOND FUND

                    The MainStay Funds

                    Semiannual Report

                    Unaudited

                    April 30, 2006

TABLE OF CONTENTS

Semiannual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   9
--------------------------------------------------------------------------------

Portfolio of Investments                                                      10
--------------------------------------------------------------------------------

Financial Statements                                                          22
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 28
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                  34
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        34
--------------------------------------------------------------------------------

Special Meeting of Shareholders                                               34
--------------------------------------------------------------------------------

Trustees and Officers                                                         35

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

A 2% REDEMPTION FEE WILL BE IMPOSED ON REDEMPTIONS MADE WITHIN 60 DAYS OF PURCHASE.

CLASS A SHARES--MAXIMUM 4.5% INITIAL SALES CHARGES
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS(1)   YEAR   YEARS   YEARS
---------------------------------------------------------
With sales charges         -0.11%    4.13%  9.30%   7.60%
Excluding sales charges     4.60     9.04   10.31   8.10

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                               MAINSTAY HIGH YIELD CORPORATE     CREDIT SUISSE FIRST BOSTON HIGH
                                                                     BOND FUND CLASS A                     YIELD INDEX
                                                               -----------------------------     -------------------------------
04/30/96                                                                    9550                              10000
                                                                           10738                              11205
                                                                           12523                              12792
                                                                           13009                              12881
                                                                           13385                              12622
                                                                           12737                              12605
                                                                           13339                              13374
                                                                           14490                              14878
                                                                           17868                              17367
                                                                           19078                              18569
04/30/06                                                                   20802                              20129

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS(1)   YEAR   YEARS   YEARS
---------------------------------------------------------
With sales charges         -0.55%    3.37%  9.25%   7.34%
Excluding sales charges     4.45     8.37   9.53    7.34

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                               MAINSTAY HIGH YIELD CORPORATE     CREDIT SUISSE FIRST BOSTON HIGH
                                                                     BOND FUND CLASS B                     YIELD INDEX
                                                               -----------------------------     -------------------------------
04/30/96                                                                   10000                              10000
                                                                           11186                              11205
                                                                           12961                              12792
                                                                           13349                              12881
                                                                           13648                              12622
                                                                           12882                              12605
                                                                           13398                              13374
                                                                           14441                              14878
                                                                           17693                              17367
                                                                           18743                              18569
04/30/06                                                                   20311                              20129

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS(1)   YEAR   YEARS   YEARS
---------------------------------------------------------
With sales charges         3.44%     7.37%  9.53%   7.34%
Excluding sales charges    4.44      8.37   9.53    7.34

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                               MAINSTAY HIGH YIELD CORPORATE     CREDIT SUISSE FIRST BOSTON HIGH
                                                                     BOND FUND CLASS C                     YIELD INDEX
                                                               -----------------------------     -------------------------------
04/30/96                                                                   10000                              10000
                                                                           11186                              11205
                                                                           12961                              12792
                                                                           13349                              12881
                                                                           13648                              12622
                                                                           12882                              12605
                                                                           13398                              13374
                                                                           14441                              14878
                                                                           17693                              17367
                                                                           18743                              18569
04/30/06                                                                   20311                              20129

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Prior to 9/1/98 (for Class C shares) and 12/31/03 (for Class I shares), performance for Class C and Class I shares includes the historical performance of Class B shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class C and Class I shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                       www.mainstayfunds.com   5

CLASS I SHARES--NO SALES CHARGES
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS(1)   YEAR   YEARS   YEARS
---------------------------------------------------------
                            4.89%    9.30%  10.63%  8.39%

(PERFORMANCE GRAPH)

                                                               MAINSTAY HIGH YIELD CORPORATE     CREDIT SUISSE FIRST BOSTON HIGH
                                                                     BOND FUND CLASS I                     YIELD INDEX
                                                               -----------------------------     -------------------------------
04/30/96                                                                   10000                              10000
                                                                           11291                              11205
                                                                           13204                              12792
                                                                           13723                              12881
                                                                           14171                              12622
                                                                           13502                              12605
                                                                           14191                              13374
                                                                           15428                              14878
                                                                           19094                              17367
                                                                           20471                              18569
04/30/06                                                                   22375                              20129

                                                          SIX     ONE     FIVE     TEN
BENCHMARK PERFORMANCE                                    MONTHS   YEAR   YEARS    YEARS
---------------------------------------------------------------------------------------

Credit Suisse High Yield Index(2)                         5.37%   8.40%   9.81%   7.25%
Average Lipper high current yield fund(3)                 5.10    8.78    7.26    5.40

1. Performance figures shown for the six month period ended April 30, 2006 reflect nonrecurring reimbursements from affiliates for audit and legal costs and losses attributable to shareholder trading arrangements. (See Note 3(B) on page 31 of the Notes to Financial Statements for further explanation). The effect on total return was less than 0.01%.
2. The Credit Suisse High Yield Index is an unmanaged, market-weighted index that consists of publicly traded bonds rated below BBB by Standard & Poor's and below Baa by Moody's. Results assume reinvestment of all income and capital gains. The Credit Suisse High Yield Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
3. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 6 MainStay High Yield Corporate Bond Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY HIGH YIELD CORPORATE BOND
FUND

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2005, to April 30, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2005, through April 30, 2006.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended April 30, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                              ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED ON
                                                       VALUE (BASED                            HYPOTHETICAL
                                      BEGINNING         ON ACTUAL           EXPENSES          5% ANNUALIZED          EXPENSES
                                       ACCOUNT         RETURNS AND            PAID              RETURN AND             PAID
                                        VALUE           EXPENSES)            DURING          ACTUAL EXPENSES)         DURING
SHARE CLASS                            11/1/05           4/30/06           PERIOD(1,2)           4/30/06            PERIOD(1,2)

CLASS A SHARES                        $1,000.00         $1,046.20             $5.28             $1,019.80              $5.21
-------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,044.75             $9.08             $1,016.05              $8.95
-------------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,044.75             $9.08             $1,016.05              $8.95
-------------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,049.50             $3.66             $1,021.40              $3.61
-------------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.04% for Class A, 1.79% for Class B and Class C, and 0.72% for Class I) multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).
2. Amount includes nonrecurring reimbursements from affiliates for audit and legal costs and losses attributable to shareholder trading arrangements (See
   Note 3(B) on page 31 of the Notes to Financial Statements for further explanation). If these nonrecurring reimbursements had not been made, the actual expenses paid would have been $5.33, $9.13, $9.13 and $3.71 for Class A, Class B, Class C and Class I, respectively and the hypothetical expenses paid would have been $5.26, $9.00, $9.00 and $3.66 for Class A, Class B, Class C and Class I, respectively.

                                                       www.mainstayfunds.com   7

PORTFOLIO COMPOSITION AS OF APRIL 30, 2006

(PORTFOLIO COMPOSITION PIE CHART)

                         SHORT-
                          TERM
                       INVESTMENTS
                       (COLLATERAL
                          FROM
                       SECURITIES                                                                                  ASSET-
CORPORATE                LENDING     FOREIGN    CONVERTIBLE        LOAN        PREFERRED    COMMON     YANKEE      BACKED
BONDS                   IS 5.2%)      BONDS        BONDS      PARTICIPATIONS    STOCKS      STOCKS     BONDS     SECURITIES
---------              -----------   -------    -----------   --------------   ---------    ------     ------    ----------
63.6                      18.7         6.7          4.3             4.1           1.8        1.2        1.0          1.0


                          LIABILITIES
                              IN
                            EXCESS
                            OF CASH
 CONVERTIBLE                  AND
  PREFERRED                  OTHER
   STOCKS      WARRANTS     ASSETS
 -----------   --------   -----------
     0.5         0.1          (3.0)

See Portfolio of Investments on page 10 for specific holdings within these categories.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS AS OF APRIL 30, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Calpine Corp., 8.50%, due 7/15/10
 2.  General Motors Acceptance Corp., 8.00%, due 11/1/31
 3.  El Paso Production Holding Co., 7.75%, due 6/1/13
 4.  Star Gas Partners, L.P./Star Gas Finance Co., 10.25%, due
     2/15/13
 5.  Sovereign Real Estate Investment Corp., 12.00%
 6.  Goodyear Tire & Rubber Co. (The), 11.25%, due 3/1/11
 7.  AES Corp. (The), 9.00%, due 5/15/15
 8.  Owens-Brockway Glass Container, Inc., 8.875%, due 2/15/09
 9.  Crescent Real Estate Equities, L.P., 7.50%, due 9/15/07
10.  CanWest Media, Inc., 8.00%, due 9/15/12

 8 MainStay High Yield Corporate Bond Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager J. Matthew Philo, CFA, of MacKay Shields LLC

HOW DID MAINSTAY HIGH YIELD CORPORATE BOND FUND PERFORM RELATIVE TO ITS BENCHMARK AND ITS PEERS DURING THE SIX-MONTH REPORTING PERIOD?

Excluding all sales charges, MainStay High Yield Corporate Bond Fund returned 4.60% for Class A shares, 4.45% for Class B shares, and 4.44% for Class C shares for the six months ended April 30, 2006. Over the same period, the Fund's Class I shares returned 4.89%. All share classes underperformed the 5.37% return of the Credit Suisse High Yield Index,(1) the Fund's broad-based securities-market index, for the six-month period. All share classes also underperformed the 5.10% return of the average Lipper(2) high current yield fund for the six months ended April 30, 2006.

WHY DID THE FUND UNDERPERFORM DURING THE REPORTING PERIOD?

Primarily because of our conservative positioning and somewhat elevated level of cash at the end of 2005. During the reporting period, spreads--or the differences in yield between high-yield bonds and U.S. Treasurys--remained relatively tight. Since we felt the market provided inadequate compensation for assuming additional risk, we reduced exposure to lower-quality high-yield assets and increased exposure to higher-quality high-yield bonds.

WHAT WAS THE FUND'S DURATION POSITIONING DURING THE REPORTING PERIOD?

Duration is primarily a residual of our investment process, but we sought to reduce duration risk by maintaining the Fund's portfolio within a reasonable range of the benchmark. Historically the duration of the high-yield market has varied around four years. In the low-spread and rising-rate environment during the reporting period, however, the Fund had a shorter duration.

HOW WAS THE FUND POSITIONED FROM AN INDUSTRY PERSPECTIVE?

We are bottom-up investors, so the Fund's sector exposure is primarily the result of individual security selection. During the reporting period, the Fund remained underweighted in automotive bonds,(3) which suffered when Ford and GM became high-yield credits in 2005. The Fund's position in General Motors Acceptance Corp. bonds, however, benefited from news reports about GM's intention to sell GMAC in the near future.

Although the performance of airline bonds fluctuated inversely with the price of oil, the Fund maintained its positions in Delta Air Lines and Northwest Airlines. Both companies are seeking to lower their cost structure through the bankruptcy process.

At the end of April 2006, the Fund's largest overweighted positions relative to the Credit Suisse High Yield Index were in financials and information technology. The Fund's investments in financial companies were primarily in issuers that we felt would do well despite a rising interest-rate environment. These included insurance companies, a check manufacturer, and a brokerage firm. At the end of the reporting period, the Fund held underweighted positions relative to the Index in the cable and gaming/leisure industries and the Fund had no exposure to the refining, consumer durables, or beverages & bottle industries.

WERE THERE SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

Our most significant purchases during the reporting period were made to increase the credit quality of the Fund. We felt that the market was not offering sufficient compensation for assuming additional risk. Significant sales during the reporting period included bonds that were tendered by their issuers. (A tender is a payment for bonds called prior to maturity.) Mergers and refinancings in the recent low-interest-rate and lenient credit environment have encouraged companies to tender, or call, their bonds--a trend that added to the Fund's already higher-than-normal cash level.

Since we were concerned about rising interest rates during the reporting period, we increased the Fund's exposure to bank debt and floating-rate notes. This proved to be a prudent strategy. Over the course of the reporting period, interest rates steadily increased, and these assets reset their coupons and provided higher yields for the Fund.


High-yield debt securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Fund may experience a portfolio turnover rate of over 100% and may generate short-term capital gains, which are taxable. Funds that invest in bonds are subject to interest-rate risk and can lose principal value when interest rates rise.
1. See footnote on page 6 for more information on the Credit Suisse High Yield Index.
2. See footnote on page 6 for more information on Lipper Inc.
3. Industries mentioned in the Portfolio Management Discussion and Analysis are those included in the Credit Suisse High Yield Index. Industries in the Portfolio of Investments reflect the Global Industry Classification Standard
   (GICS) developed by Standard & Poor's and MSCI.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                       www.mainstayfunds.com   9

PORTFOLIO OF INVESTMENTS APRIL 30, 2006 UNAUDITED

                                                        PRINCIPAL
                                                           AMOUNT            VALUE
LONG-TERM BONDS (80.7%)+
ASSET-BACKED SECURITIES (1.0%)
----------------------------------------------------------------------------------
ELECTRIC (0.9%)
AES Eastern Energy, L.P.
  Series 1999-A
  9.00%, due 1/2/17                                 $  17,700,963   $   19,937,738
  Series 1999-B
  9.67%, due 1/2/29                                    16,820,000       20,291,702
                                                                    --------------
                                                                        40,229,440
                                                                    --------------
ENTERTAINMENT (0.1%)
United Artists Theatre Circuit, Inc.
  Series 1995-A
  9.30%, due 7/1/15 (a)(b)                              2,634,143        2,581,460
                                                                    --------------
Total Asset-Backed Securities
  (Cost $36,473,422)                                                    42,810,900
                                                                    --------------

CONVERTIBLE BONDS (4.3%)
----------------------------------------------------------------------------------
AIRLINES (0.1%)
Delta Air Lines, Inc.
  8.00%, due 6/3/23 (c)(d)                             11,530,000        2,940,150
                                                                    --------------
HEALTH CARE-SERVICES (1.1%)
Laboratory Corp. of America Holdings
  (zero coupon), due 9/11/21 (e)                       36,655,000       28,911,631
Lincare Holdings, Inc.
  3.00%, due 6/15/33 (c)                                5,400,000        5,312,250
  3.00%, due 6/15/33 (f)                               13,390,000       13,172,412
                                                                    --------------
                                                                        47,396,293
                                                                    --------------
INSURANCE (0.2%)
Conseco, Inc.
  3.50%, due 9/30/35 (c)(f)
  (zero coupon), beginning 9/30/10                      9,680,000       10,865,800
                                                                    --------------
INTERNET (0.2%)
At Home Corp.
  4.75%, due 12/15/06 (b)(d)(g)(h)                     61,533,853            6,153
Riverstone Networks, Inc.
  3.75%, due 12/1/06 (c)(d)(f)                          8,430,000        8,356,237
                                                                    --------------
                                                                         8,362,390
                                                                    --------------
MEDIA (0.5%)
Adelphia Communications Corp.
  6.00%, due 2/15/06 (d)                               12,365,000          154,562
UnitedGlobalCom, Inc.
  1.75%, due 4/15/24 (c)                               20,480,000       22,672,466
                                                                    --------------
                                                                        22,827,028
                                                                    --------------

                                                        PRINCIPAL
                                                           AMOUNT            VALUE
SEMICONDUCTORS (0.2%)
LSI Logic Corp.
  4.00%, due 11/1/06                                $   6,725,000   $    6,699,781
                                                                    --------------

TELECOMMUNICATIONS (2.0%)
CIENA Corp.
  3.75%, due 2/1/08                                    41,105,000       39,820,469
Lucent Technologies, Inc.
  8.00%, due 8/1/31 (f)                                12,800,000       12,960,000
Nortel Networks Corp.
  4.25%, due 9/1/08 (f)                                34,890,000       33,232,725
                                                                    --------------
                                                                        86,013,194
                                                                    --------------
Total Convertible Bonds
  (Cost $192,138,434)                                                  185,104,636
                                                                    --------------

CORPORATE BONDS (63.6%)
----------------------------------------------------------------------------------
ADVERTISING (0.5%)
R.H. Donnelley, Inc.
  10.875%, due 12/15/12                                 7,810,000        8,669,100
Vertis, Inc.
  9.75%, due 4/1/09                                    14,115,000       14,326,725
                                                                    --------------
                                                                        22,995,825
                                                                    --------------
AEROSPACE & DEFENSE (0.6%)
BE Aerospace, Inc.
  8.50%, due 10/1/10                                    1,965,000        2,097,637
  8.875%, due 5/1/11                                    1,405,000        1,468,225
Sequa Corp.
  8.875%, due 4/1/08                                    5,580,000        5,817,150
  9.00%, due 8/1/09                                    14,815,000       15,926,125
                                                                    --------------
                                                                        25,309,137
                                                                    --------------
AIRLINES (1.1%)
Delta Air Lines, Inc.
  8.30%, due 12/15/29 (d)                              50,361,000       12,967,957
  Series B
  9.25%, due 12/27/07 (a)(d)                            5,175,000        1,280,812
  9.25%, due 3/15/22 (d)                                9,000,000        2,227,500
  9.75%, due 5/15/21 (d)                                2,115,000          523,462
  10.00%, due 8/15/08 (d)                               7,040,000        1,742,400
  10.375%, due 2/1/11 (d)                               3,895,000          944,537
  10.375%, due 12/15/22 (d)                            13,960,000        3,490,000

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 10 MainStay High Yield Corporate Bond Fund           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        PRINCIPAL
                                                           AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
----------------------------------------------------------------------------------
AIRLINES (CONTINUED)
Northwest Airlines, Inc.
  7.875%, due 3/15/08 (d)                           $   1,790,000   $      765,225
  8.70%, due 3/15/07 (d)                                  445,000          191,350
  8.97%, due 7/2/16 (d)                                 1,725,324          785,022
  9.875%, due 3/15/07 (d)                              29,140,000       12,748,750
  10.00%, due 2/1/09 (d)                               27,301,500       11,466,630
                                                                    --------------
                                                                        49,133,645
                                                                    --------------
AUTO PARTS & EQUIPMENT (2.0%)
Collins & Aikman Products Co.
  10.75%, due 12/31/11 (d)                              6,430,000        2,186,200
  12.875%, due 8/15/12 (c)(d)                          33,645,000        2,186,925
Goodyear Tire & Rubber Co. (The)
  6.375%, due 3/15/08 (f)                               5,845,000        5,801,162
  6.625%, due 12/1/06 (f)                               7,469,000        7,469,000
  8.50%, due 3/15/07                                    4,605,000        4,668,319
V    11.25%, due 3/1/11                                40,235,000       45,063,200
Tenneco Automotive, Inc.
  8.625%, due 11/15/14 (f)                             11,285,000       11,426,062
  10.25%, due 7/15/13                                   7,625,000        8,444,687
                                                                    --------------
                                                                        87,245,555
                                                                    --------------
BANKS (0.3%)
Fremont General Corp.
  Series B
  7.875%, due 3/17/09                                  13,080,000       13,080,000
                                                                    --------------

BUILDING MATERIALS (1.6%)
Compression Polymers Corp.
  10.50%, due 7/1/13 (c)                               13,620,000       13,960,500
  11.44%, due 7/1/12 (c)(i)                             3,095,000        3,172,375
Dayton Superior Corp.
  10.75%, due 9/15/08                                  18,355,000       19,043,312
Goodman Global Holdings Co., Inc.
  7.491%, due 6/15/12 (i)                               3,710,000        3,784,200
Interline Brands, Inc.
  11.50%, due 5/15/11                                   7,983,000        8,861,130
MMI Products, Inc.
  Series B
  11.25%, due 4/15/07                                   9,680,000        9,704,200
Panolam Industries International, Inc.
  10.75%, due 10/1/13 (c)(f)                           10,630,000       10,417,400
                                                                    --------------
                                                                        68,943,117
                                                                    --------------

                                                        PRINCIPAL
                                                           AMOUNT            VALUE
CHEMICALS (3.0%)
Crompton Corp.
  9.875%, due 8/1/12                                $  12,740,000   $   14,268,800
Equistar Chemicals, L.P.
  7.55%, due 2/15/26                                   11,985,000       10,786,500
  10.125%, due 9/1/08                                  10,809,000       11,579,141
  10.625%, due 5/1/11                                  17,745,000       19,342,050
IMC Global, Inc.
  10.875%, due 8/1/13                                   4,960,000        5,629,600
Lyondell Chemical Co.
  9.50%, due 12/15/08                                   4,692,000        4,891,410
  10.50%, due 6/1/13                                   14,310,000       16,009,312
Millennium America, Inc.
  7.625%, due 11/15/26                                  8,115,000        6,897,750
Terra Capital, Inc.
  12.875%, due 10/15/08                                33,760,000       38,950,600
                                                                    --------------
                                                                       128,355,163
                                                                    --------------
COMMERCIAL SERVICES (2.4%)
American Color Graphics, Inc.
  10.00%, due 6/15/10                                   4,745,000        3,179,150
Cardtronics, Inc.
  9.25%, due 8/15/13 (c)                               10,065,000        9,989,512
Chemed Corp.
  8.75%, due 2/24/11                                   11,290,000       11,967,400
El Comandante Capital Corp.
  11.75%, due 12/15/06 (a)(b)(d)                       21,941,051       23,476,925
Great Lakes Dredge & Dock Corp.
  7.75%, due 12/15/13 (f)                               9,240,000        8,708,700
Language Line, Inc.
  11.125%, due 6/15/12                                  8,695,000        8,260,250
Phoenix Color Corp.
  11.00%, due 2/1/09                                    7,935,000        7,310,119
Protection One Alarm Monitoring, Inc.
  Series B
  8.125%, due 1/15/09                                   5,470,000        5,196,500
Rent-Way, Inc.
  11.875%, due 6/15/10                                  9,210,000        9,589,912
Vertrue, Inc.
  9.25%, due 4/1/14                                    12,670,000       13,113,450
Williams Scotsman, Inc.
  8.50%, due 10/1/15                                      935,000          960,712
                                                                    --------------
                                                                       101,752,630
                                                                    --------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   11

                                                        PRINCIPAL
                                                           AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
----------------------------------------------------------------------------------
COMPUTERS (1.8%)
Activant Solutions, Inc.
  10.99%, due 4/1/10 (c)(i)                         $   7,305,000   $    7,451,100
SunGard Data Systems, Inc.
  3.75%, due 1/15/09                                      660,000          610,500
  4.875%, due 1/15/14                                  12,070,000       10,636,687
  9.125%, due 8/15/13 (c)(f)                           19,335,000       20,640,112
  9.431%, due 8/15/13 (c)(i)                            7,020,000        7,441,200
  10.25%, due 8/15/15 (c)                              29,075,000       31,255,625
                                                                    --------------
                                                                        78,035,224
                                                                    --------------
CONSTRUCTION & ENGINEERING (0.1%)
Amsted Industries, Inc.
  10.25%, due 10/15/11 (c)                              3,200,000        3,488,000
                                                                    --------------

DISTRIBUTION & WHOLESALE (0.2%)
Intcomex, Inc.
  11.75%, due 1/15/11 (c)                               8,395,000        8,478,950
                                                                    --------------

DIVERSIFIED FINANCIAL SERVICES (9.3%)
Alamosa Delaware, Inc.
  11.00%, due 7/31/10                                  13,335,000       14,751,844
American Real Estate Partners, L.P./American Real
  Estate Finance Corp.
  7.125%, due 2/15/13                                  21,155,000       20,996,337
  8.125%, due 6/1/12                                   23,940,000       24,718,050
Cedar Brakes II LLC
  9.875%, due 9/1/13 (c)                               33,795,274       37,996,703
Dollar Financial Group, Inc.
  9.75%, due 11/15/11                                  14,200,000       14,945,500
Galaxy Entertainment Finance Co., Ltd.
  9.875%, due 12/15/12 (c)(f)                          17,400,000       18,009,000
General Motors Acceptance Corp.
  5.625%, due 5/15/09 (f)                               8,795,000        8,238,364
  6.75%, due 12/1/14 (f)                               20,465,000       18,652,313
  6.875%, due 9/15/11                                  31,625,000       29,626,300
V    8.00%, due 11/1/31 (f)                            62,335,000       59,106,795
LaBranche & Co., Inc.
  9.50%, due 5/15/09                                   17,875,000       19,126,250
  11.00%, due 5/15/12                                  15,820,000       17,560,200
Rainbow National Services LLC
  8.75%, due 9/1/12 (c)                                10,205,000       10,893,837
  10.375%, due 9/1/14 (c)                              35,590,000       39,949,775
Telcordia Technologies, Inc.
  10.00%, due 3/15/13 (c)                              14,615,000       13,372,725
Ucar Finance, Inc.
  10.25%, due 2/15/12                                  20,290,000       21,608,850

                                                        PRINCIPAL
                                                           AMOUNT            VALUE
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
UGS Corp.
  10.00%, due 6/1/12                                $   8,270,000   $    9,034,975
Vanguard Health Holding Co. I LLC
  (zero coupon), due 10/1/15 (f)
  11.25%, beginning 10/1/09                            11,070,000        8,164,125
Vanguard Health Holding Co. II LLC
  9.00%, due 10/1/14 (f)                               15,350,000       15,848,875
                                                                    --------------
                                                                       402,600,818
                                                                    --------------
ELECTRIC (3.7%)
V  AES Corp. (The)
  9.00%, due 5/15/15 (c)                               40,537,000       44,185,330
Calpine Corp.
V    8.50%, due 7/15/10 (c)(d)                         70,400,000       64,416,000
  9.875%, due 12/1/11 (c)(d)                           10,730,000        9,764,300
NRG Energy, Inc.
  7.25%, due 2/1/14                                    10,200,000       10,251,000
  7.375%, due 2/1/16                                   18,935,000       19,100,681
PSE&G Energy Holdings LLC
  8.625%, due 2/15/08                                  13,674,000       14,186,775
Western Resources, Inc.
  7.125%, due 8/1/09                                       50,000           51,270
                                                                    --------------
                                                                       161,955,356
                                                                    --------------
ELECTRICAL COMPONENTS & EQUIPMENT (0.1%)
Spectrum Brands, Inc.
  8.50%, due 10/1/13 (f)                                4,565,000        4,028,612
                                                                    --------------

ELECTRONICS (0.2%)
Dresser, Inc.
  9.375%, due 4/15/11                                     974,000        1,015,395
Fisher Scientific International, Inc.
  6.125%, due 7/1/15                                    9,505,000        9,053,512
                                                                    --------------
                                                                        10,068,907
                                                                    --------------
ENERGY--ALTERNATE SOURCES (0.0%) ++
Salton Sea Funding
  Series E
  8.30%, due 5/30/11 (a)                                   21,381           22,600
                                                                    --------------

ENTERTAINMENT (1.6%)
Gaylord Entertainment Co.
  8.00%, due 11/15/13                                   4,475,000        4,592,469
Isle of Capri Casinos, Inc.
  9.00%, due 3/15/12                                    2,550,000        2,706,187
Jacobs Entertainment Co.
  11.875%, due 2/1/09                                  15,620,000       16,557,200

 12 MainStay High Yield Corporate Bond Fund           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        PRINCIPAL
                                                           AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
----------------------------------------------------------------------------------
ENTERTAINMENT (CONTINUED)
xMohegan Tribal Gaming Authority
  6.375%, due 7/15/09                               $   3,650,000   $    3,622,625
  7.125%, due 8/15/14                                     200,000          198,000
President Casinos, Inc.
  12.00%, due 9/15/06 (a)(b)(c)(d)                      7,567,000        4,161,850
  13.00%, due 9/15/06 (a)(b)(d)                        16,273,000        8,950,150
Six Flags, Inc.
  9.625%, due 6/1/14                                   11,050,000       11,188,125
  9.75%, due 4/15/13                                   11,110,000       11,304,425
Warner Music Group
  7.375%, due 4/15/14                                   5,620,000        5,535,700
                                                                    --------------
                                                                        68,816,731
                                                                    --------------
ENVIRONMENTAL CONTROL (0.4%)
Geo Sub Corp.
  11.00%, due 5/15/12                                  16,855,000       16,939,275
                                                                    --------------
FOOD (1.6%)
Chiquita Brands International, Inc.
  7.50%, due 11/1/14                                    8,690,000        7,516,850
  8.875%, due 12/1/15 (f)                               9,020,000        8,298,400
Doane Pet Care Co.
  10.625%, due 11/15/15                                 4,450,000        5,429,000
Pinnacle Foods Holding Corp.
  8.25%, due 12/1/13                                   17,195,000       17,237,988
Swift & Co.
  10.125%, due 10/1/09 (f)                             19,148,000       19,818,180
  12.50%, due 1/1/10 (f)                                9,170,000        9,170,000
                                                                    --------------
                                                                        67,470,418
                                                                    --------------
FOREST PRODUCTS & PAPER (1.9%)
Bowater, Inc.
  9.375%, due 12/15/21                                  4,310,000        4,417,750
  9.50%, due 10/15/12                                     270,000          284,850
Georgia-Pacific Corp.
  7.75%, due 11/15/29                                  14,115,000       13,762,125
  8.00%, due 1/15/24                                   22,355,000       22,299,113
  8.875%, due 5/15/31                                  33,490,000       35,080,775
Georgia-Pacific Corp./ Timber Group
  7.25%, due 6/1/28                                     2,370,000        2,198,175
Pope & Talbot, Inc.
  8.375%, due 6/1/13                                    3,375,000        3,029,063
                                                                    --------------
                                                                        81,071,851
                                                                    --------------
HAND & MACHINE TOOLS (0.2%)
Thermadyne Holdings Corp.
  9.25%, due 2/1/14 (f)                                10,320,000        9,442,800
                                                                    --------------

                                                        PRINCIPAL
                                                           AMOUNT            VALUE
HEALTH CARE--SERVICES (1.5%)
Ameripath, Inc.
  10.50%, due 4/1/13                                $  23,005,000   $   24,442,813
HCA, Inc.
  7.50%, due 11/15/95                                  37,124,000       31,766,710
  8.36%, due 4/15/24                                      100,000          103,247
Skilled Healthcare Group, Inc.
  11.00%, due 1/15/14 (c)                               6,195,000        6,504,750
                                                                    --------------
                                                                        62,817,520
                                                                    --------------
HOLDING COMPANIES--DIVERSIFIED (0.3%)
Esi Tractebel Acquisition Corp.
  Class B
  7.99%, due 12/30/11                                  13,295,000       13,756,536
                                                                    --------------

HOUSEHOLD PRODUCTS & WARES (0.9%)
ACCO Brands Corp.
  7.625%, due 8/15/15                                  19,250,000       18,287,500
Spectrum Brands, Inc.
  7.375%, due 2/1/15 (f)                               23,725,000       19,929,000
                                                                    --------------
                                                                        38,216,500
                                                                    --------------
INSURANCE (0.8%)
Crum & Forster Holdings Corp.
  10.375%, due 6/15/13                                 21,490,000       22,349,600
First Mercury Financial Corp.
  12.749%, due 8/15/12 (a)(c)(i)                       11,065,000       11,230,975
Lumbermens Mutual Casualty
  8.30%, due 12/1/37 (c)(d)                             8,525,000            8,525
  8.45%, due 12/1/97 (c)(d)                             2,575,000            2,575
  9.15%, due 7/1/26 (c)(d)                             42,123,000           42,123
                                                                    --------------
                                                                        33,633,798
                                                                    --------------
INTERNET (0.1%)
Globix Corp.
  11.00%, due 5/1/08 (a)(c)(j)                          5,600,314        5,208,292
                                                                    --------------

IRON & STEEL (0.7%)
Allegheny Ludlum Corp.
  6.95%, due 12/15/25                                  14,390,000       14,749,750
Allegheny Technologies, Inc.
  8.375%, due 12/15/11                                  3,510,000        3,764,475
United States Steel LLC
  9.75%, due 5/15/10                                    2,220,000        2,397,600
  10.75%, due 8/1/08                                    9,425,000       10,296,813
                                                                    --------------
                                                                        31,208,638
                                                                    --------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   13

                                                        PRINCIPAL
                                                           AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
----------------------------------------------------------------------------------
LODGING (1.3%)
Mandalay Resort Group
  9.50%, due 8/1/08                                 $   8,670,000   $    9,244,388
  10.25%, due 8/1/07                                    2,690,000        2,817,775
MGM Mirage, Inc.
  6.75%, due 9/1/12                                     4,180,000        4,138,200
  9.75%, due 6/1/07                                     9,225,000        9,570,938
Park Place Entertainment Corp.
  8.125%, due 5/15/11                                      20,000           21,525
  8.875%, due 9/15/08                                      70,000           74,200
San Pasqual Casino
  8.00%, due 9/15/13 (c)                                  250,000          252,500
Starwood Hotels & Resorts Worldwide, Inc.
  7.375%, due 11/15/15                                 26,265,000       27,840,900
  7.75%, due 11/15/25                                      10,000           10,275
Trump Entertainment Resorts, Inc.
  8.50%, due 6/1/15 (f)                                 2,904,120        2,860,558
                                                                    --------------
                                                                        56,831,259
                                                                    --------------
MEDIA (2.4%)
American Media Operations, Inc.
  Series B
  10.25%, due 5/1/09                                    1,775,000        1,668,500
Dex Media East LLC
  12.125%, due 11/15/12                                 5,513,000        6,236,581
Houghton Mifflin Co.
  7.20%, due 3/15/11                                    9,530,000        9,792,075
MediaNews Group, Inc.
  6.875%, due 10/1/13                                   6,935,000        6,345,525
Morris Publishing Group LLC
  7.00%, due 8/1/13                                    19,795,000       18,656,788
Paxson Communications Corp.
  8.318%, due 1/15/12 (c)(f)(i)                        23,235,000       23,815,875
  11.318%, due 1/15/13 (c)(i)                          18,755,000       18,942,550
Ziff Davis Media, Inc.
  10.68%, due 5/1/12 (i)                               12,615,000       11,416,575
  Series B
  13.00%, due 8/12/09 (j)                              16,261,269        6,992,346
                                                                    --------------
                                                                       103,866,815
                                                                    --------------
METAL FABRICATE & HARDWARE (0.9%)
Jarden Corp.
  9.75%, due 5/1/12                                     3,605,000        3,749,200
Metals USA, Inc.
  11.125%, due 12/1/15 (c)                             10,330,000       11,311,350

                                                        PRINCIPAL
                                                           AMOUNT            VALUE
METAL FABRICATE & HARDWARE (CONTINUED)
Mueller Group, Inc.
  10.00%, due 5/1/12                                $  11,965,000   $   13,101,675
Neenah Foundry Co.
  11.00%, due 9/30/10 (a)(c)                           11,430,000       12,458,700
                                                                    --------------
                                                                        40,620,925
                                                                    --------------
MISCELLANEOUS--MANUFACTURING (1.1%)
Clarke American Corp.
  11.75%, due 12/15/13 (c)                             14,715,000       15,340,388
Mark IV Industries, Inc.
  7.50%, due 9/1/07                                    36,245,000       33,707,850
                                                                    --------------
                                                                        49,048,238
                                                                    --------------
OIL & GAS (3.5%)
Belden & Blake Corp.
  8.75%, due 7/15/12                                    5,860,000        6,021,150
Chaparral Energy, Inc.
  8.50%, due 12/1/15 (c)                                9,405,000        9,687,150
Chesapeake Energy Corp.
  6.50%, due 8/15/17 (c)                               10,820,000       10,333,100
  6.875%, due 11/15/20 (c)                              3,400,000        3,340,500
Forest Oil Corp.
  8.00%, due 6/15/08                                    7,488,000        7,722,000
Hilcorp Energy I, L.P./Hilcorp Finance Co.
  10.50%, due 9/1/10 (c)                                5,114,000        5,574,260
Mariner Energy, Inc.
  7.50%, due 4/15/13 (c)(f)                            12,360,000       12,236,400
Mission Resources Corp.
  9.875%, due 4/1/11                                   16,998,000       18,017,880
Newfield Exploration Co.
  7.625%, due 3/1/11                                    1,785,000        1,856,400
  8.375%, due 8/15/12                                   1,665,000        1,785,713
Parker Drilling Co.
  9.625%, due 10/1/13                                   9,710,000       10,729,550
Petroquest Energy, Inc.
  10.375%, due 5/15/12                                  3,290,000        3,495,625
Plains Exploration & Production Co.
  8.75%, due 7/1/12                                     6,030,000        6,376,725
Venoco, Inc.
  8.75%, due 12/15/11                                  10,795,000       10,660,063
Vintage Petroleum, Inc.
  7.875%, due 5/15/11                                      25,000           25,985
  8.25%, due 5/1/12                                    25,580,000       27,228,554
Whiting Petroleum Corp.
  7.00%, due 2/1/14                                     8,355,000        8,271,450
  7.25%, due 5/1/13                                     9,750,000        9,701,250
                                                                    --------------
                                                                       153,063,755
                                                                    --------------

 14 MainStay High Yield Corporate Bond Fund           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        PRINCIPAL
                                                           AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
----------------------------------------------------------------------------------
OIL & GAS SERVICES (0.2%)
Allis-Chalmers Energy, Inc.
  9.00%, due 1/15/14 (c)                            $   6,485,000   $    6,647,125
Lone Star Technologies, Inc.
  9.00%, due 6/1/11                                     1,710,000        1,786,950
                                                                    --------------
                                                                         8,434,075
                                                                    --------------
PACKAGING & CONTAINERS (2.3%)
Graphic Packaging International Corp.
  8.50%, due 8/15/11 (f)                                2,205,000        2,205,000
Owens-Brockway Glass Container, Inc.
  7.75%, due 5/15/11                                       45,000           46,350
  8.25%, due 5/15/13                                    5,710,000        5,867,025
  8.75%, due 11/15/12                                  10,250,000       10,941,875
V    8.875%, due 2/15/09                               41,565,000       43,227,600
Owens-Illinois, Inc.
  7.80%, due 5/15/18                                   10,530,000       10,266,750
  8.10%, due 5/15/07 (f)                               24,865,000       25,113,650
                                                                    --------------
                                                                        97,668,250
                                                                    --------------
PIPELINES (2.6%)
ANR Pipeline Co.
  7.375%, due 2/15/24                                   1,785,000        1,795,271
  8.875%, due 3/15/10                                   4,880,000        5,180,120
  9.625%, due 11/1/21                                  20,721,000       24,897,856
El Paso Corp.
  6.95%, due 12/15/07                                   1,870,000        1,881,688
El Paso Natural Gas Co.
  7.50%, due 11/15/26                                   1,910,000        1,930,934
  7.625%, due 8/1/10                                    8,175,000        8,471,344
  8.375%, due 6/15/32                                  11,060,000       12,180,588
V  El Paso Production Holding Co.
  7.75%, due 6/1/13                                    47,560,000       49,046,250
Pacific Energy Partners, L.P./ Pacific Energy
  Finance Corp.
  7.125%, due 6/15/14                                   5,940,000        5,999,400
Southern Natural Gas Co.
  7.35%, due 2/15/31                                    1,665,000        1,661,903
  8.00%, due 3/1/32                                     1,420,000        1,518,133
                                                                    --------------
                                                                       114,563,487
                                                                    --------------
REAL ESTATE (3.1%)
CB Richard Ellis Services, Inc.
  9.75%, due 5/15/10                                    7,982,000        8,620,560
  11.25%, due 6/15/11                                  25,215,000       26,980,050
Chukchansi Economic Development Authority
  8.00%, due 11/15/13 (c)                               6,480,000        6,674,400

                                                        PRINCIPAL
                                                           AMOUNT            VALUE
REAL ESTATE (CONTINUED)
Crescent Real Estate Equities, L.P.
V    7.50%, due 9/15/07                             $  42,142,000   $   42,563,420
  9.25%, due 4/15/09                                       25,000           26,125
Omega Healthcare Investors, Inc.
  7.00%, due 4/1/14                                     9,105,000        8,922,900
  7.00%, due 4/1/14 (c)                                17,340,000       16,993,200
Trustreet Properties, Inc.
  7.50%, due 4/1/15                                    23,615,000       23,674,038
                                                                    --------------
                                                                       134,454,693
                                                                    --------------
RETAIL (2.5%)
Duane Reade, Inc.
  9.41%, due 12/15/10 (f)(i)                            4,265,000        4,243,675
Harry & David Holdings, Inc.
  9.00%, due 3/1/13                                     8,975,000        8,369,188
V  Star Gas Partners, L.P./Star Gas Finance Co.
  10.25%, due 2/15/13                                  47,295,000       48,713,850
Toys "R" Us, Inc.
  7.625%, due 8/1/11                                   26,226,000       21,898,710
  8.75%, due 9/1/21                                    24,536,000       23,309,200
                                                                    --------------
                                                                       106,534,623
                                                                    --------------
SEMICONDUCTORS (0.5%)
Amkor Technology, Inc.
  7.125%, due 3/15/11 (f)                                 520,000          494,650
MagnaChip Semiconductor S.A.
  8.00%, due 12/15/14 (f)                              12,360,000       11,525,700
  8.16%, due 12/15/11 (i)                               8,975,000        9,042,313
                                                                    --------------
                                                                        21,062,663
                                                                    --------------
SOFTWARE (0.5%)
Serena Software, Inc.
  10.375%, due 3/15/16 (c)                              4,400,000        4,686,000
SS&C Technologies, Inc.
  11.75%, due 12/1/13 (c)                              15,440,000       16,598,000
                                                                    --------------
                                                                        21,284,000
                                                                    --------------
TELECOMMUNICATIONS (4.8%)
Centennial Cellular Operating Co./Centennial
  Communications Corp.
  10.125%, due 6/15/13                                  8,720,000        9,537,500
Dobson Cellular Systems
  8.375%, due 11/1/11                                   3,775,000        4,001,500
  9.43%, due 11/1/11 (i)                                8,070,000        8,352,450
  9.875%, due 11/1/12                                   8,605,000        9,400,963

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   15

                                                        PRINCIPAL
                                                           AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
----------------------------------------------------------------------------------
TELECOMMUNICATIONS (CONTINUED)
Lucent Technologies, Inc.
  5.50%, due 11/15/08 (f)                           $   8,959,000   $    8,869,410
  6.45%, due 3/15/29                                   23,365,000       20,736,438
  6.50%, due 1/15/28                                    5,485,000        4,813,088
  7.25%, due 7/15/06                                    6,450,000        6,466,125
PanAmSat Corp.
  9.00%, due 8/15/14                                    8,833,000        9,285,691
Qwest Capital Funding, Inc.
  7.75%, due 8/15/06                                    8,555,000        8,565,694
Qwest Communications International, Inc.
  7.25%, due 2/15/11                                   26,385,000       26,549,906
  Series B
  7.50%, due 11/1/08                                    2,208,000        2,202,480
  7.50%, due 2/15/14 (f)                                4,100,000        4,130,750
  Series B
  7.50%, due 2/15/14                                   35,145,000       35,408,588
Qwest Corp.
  5.625%, due 11/15/08                                  1,420,000        1,398,700
  7.20%, due 11/10/26                                   6,685,000        6,559,656
  7.50%, due 6/15/23                                      335,000          332,488
  8.875%, due 3/15/12                                  13,755,000       15,061,725
  8.875%, due 6/1/31                                   10,218,000       10,677,810
Triton PCS, Inc.
  8.50%, due 6/1/13 (f)                                14,559,000       13,903,845
                                                                    --------------
                                                                       206,254,807
                                                                    --------------
TEXTILES (0.8%)
INVISTA B.V.
  9.25%, due 5/1/12 (c)                                34,350,000       36,668,625
                                                                    --------------
TRUCKING & LEASING (0.2%)
Interpool, Inc.
  6.00%, due 9/1/14                                    10,595,000        9,826,863
                                                                    --------------
Total Corporate Bonds
  (Cost $2,756,725,307)                                              2,754,258,976
                                                                    --------------

FOREIGN BONDS (6.7%)
----------------------------------------------------------------------------------
BUILDING MATERIALS (0.3%)
Ainsworth Lumber Co., Ltd.
  7.25%, due 10/1/12                                    7,045,000        6,322,888
  9.068%, due 4/1/13 (c)(i)                             7,495,000        7,495,000
                                                                    --------------
                                                                        13,817,888
                                                                    --------------
CHEMICALS (0.2%)
Nova Chemicals Corp.
  7.56%, due 11/15/13 (i)                               9,020,000        9,020,000
                                                                    --------------

                                                        PRINCIPAL
                                                           AMOUNT            VALUE
FOREST PRODUCTS & PAPER (0.4%)
Bowater Canada Finance
  7.95%, due 11/15/11                               $   5,740,000   $    5,754,350
Tembec Industries, Inc.
  7.75%, due 3/15/12 (f)                               11,635,000        6,893,738
  8.50%, due 2/1/11 (f)                                 5,795,000        3,505,975
                                                                    --------------
                                                                        16,154,063
                                                                    --------------
INSURANCE (0.1%)
Lindsey Morden Group, Inc.
  Series B
  7.00%, due 6/16/08 (b)                            C$  2,965,000        2,519,342
                                                                    --------------

MEDIA (2.3%)
V  CanWest Media, Inc.
  8.00%, due 9/15/12                                $  41,430,459       42,000,128
Hollinger, Inc.
  11.875%, due 3/1/11 (c)                               4,310,000        4,310,000
  12.875%, due 3/1/11 (c)                               8,076,000        8,399,040
Ono Finance
  10.50%, due 5/15/14 (c)                           E   7,115,000        9,739,268
Quebecor Media, Inc.
  7.75%, due 3/15/16 (c)                            $  11,185,000       11,464,625
Shaw Communications, Inc.
  7.50%, due 11/20/13                               C$ 22,825,000       22,002,683
Sun Media Corp.
  7.625%, due 2/15/13                               $      40,000           40,900
                                                                    --------------
                                                                        97,956,644
                                                                    --------------
RETAIL (0.3%)
Jafra Cosmetics International, Inc./Distribuidora
  Comerical Jafra S.A. de C.V.
  10.75%, due 5/15/11                                  11,873,000       12,763,475
                                                                    --------------

TELECOMMUNICATIONS (2.2%)
Inmarsat Finance PLC
  (zero coupon), due 11/15/12                          22,335,000       19,208,100
  10.375, beginning 11/15/08
Intelsat Sub Holding Co., Ltd.
  8.25%, due 1/15/13                                   12,700,000       12,938,125
  9.614%, due 1/15/12 (i)                              18,910,000       19,193,650
Millicom International Cellular S.A.
  10.00%, due 12/1/13                                  26,360,000       29,391,400
MobiFon Holdings B.V.
  12.50%, due 7/31/10                                  13,425,000       15,203,813
Rogers Cantel, Inc.
  9.625%, due 5/1/11                                      580,000          656,850
                                                                    --------------
                                                                        96,591,938
                                                                    --------------

 16 MainStay High Yield Corporate Bond Fund           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        PRINCIPAL
                                                           AMOUNT            VALUE
FOREIGN BONDS (CONTINUED)
----------------------------------------------------------------------------------
x
TRANSPORTATION (0.9%)
Grupo Transportacion Ferroviaria Mexicana S.A. de
  C.V.
  12.50%, due 6/15/12                               $  16,270,000   $   18,019,025
Navigator Gas Transport PLC
  10.50%, due 6/30/07 (a)(c)(d)                        10,425,000       11,832,375
Stena AB
  9.625%, due 12/1/12                                  10,205,000       10,995,888
                                                                    --------------
                                                                        40,847,288
                                                                    --------------
Total Foreign Bonds
  (Cost $275,228,512)                                                  289,670,638
                                                                    --------------

LOAN PARTICIPATIONS (4.1%) (k)
----------------------------------------------------------------------------------
AUTO MANUFACTURERS (0.6%)
Navistar International Corp.
  10.014%, due 2/1/11 (l)                              27,142,211       27,243,994
                                                                    --------------

AUTO PARTS & EQUIPMENT (0.5%)
Goodyear Tire & Rubber Co. (The)
  7.954%, due 4/30/10                                  20,350,000       20,621,327
                                                                    --------------

CONTAINERS & PACKAGING (0.0%)++
Graham Packaging Holdings Co.
  9.25%, due 10/7/12                                      714,286          729,762
                                                                    --------------
MEDIA (0.4%)
Fidelity National Information Solutions, Inc.
  Series B
  5.08%, due 3/9/13                                    17,313,075       17,411,188
                                                                    --------------
PHARMACEUTICALS (0.3%)
Warner Chilcott Corp.
  7.545%, due 6/30/06                                   1,854,890        1,867,063
  Series D
  7.63%, due 1/18/12                                   12,023,659       12,092,362
                                                                    --------------
                                                                        13,959,425
                                                                    --------------

                                                        PRINCIPAL
                                                           AMOUNT            VALUE
REAL ESTATE (0.8%)
LNR Property Corp.
  Series B
  8.06%, due 2/3/08                                 $  21,033,294   $   21,181,179
Riley Mezzainine Corp.
  Series 2
  9.54%, due 2/3/08                                     6,350,400        6,413,904
  Series 1
  10.29%, due 2/3/08                                    8,166,462        8,227,710
                                                                    --------------
                                                                        35,822,793
                                                                    --------------
RETAIL (0.4%)
Neiman Marcus Group, Inc. (The)
  7.34%, due 4/6/13                                    14,145,570       14,328,698
                                                                    --------------

SOFTWARE (0.6%)
SunGard Data Systems, Inc.
  Series B
  7.66%, due 12/13/12                                  24,425,425       24,698,037
                                                                    --------------

TELECOMMUNICATIONS (0.4%)
Qwest Corp.
  Series B
  6.95%, due 6/30/10                                   18,000,000       18,303,750
                                                                    --------------

TEXTILES, APPAREL & LUXURY GOODS (0.1%)
Jostens IH Corp.
  Series B
  7.068%, due 10/4/11                                   3,754,023        3,797,194
                                                                    --------------
Total Loan Participations
  (Cost $174,753,078)                                                  176,916,168
                                                                    --------------

YANKEE BONDS (1.0%) (M)
----------------------------------------------------------------------------------
ENVIRONMENTAL CONTROL (0.1%)
Marsulex, Inc.
  9.625%, due 7/1/08                                    6,355,000        6,355,000
                                                                    --------------

FOREST PRODUCTS & PAPER (0.3%)
Abitibi-Consolidated, Inc.
  8.85%, due 8/1/30                                     8,217,000        7,559,640
Smurfit Capital Funding PLC
  7.50%, due 11/20/25                                   3,475,000        3,249,125
Tembec Industries, Inc.
  8.625%, due 6/30/09 (f)                               1,555,000          991,313
                                                                    --------------
                                                                        11,800,078
                                                                    --------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   17

                                                        PRINCIPAL
                                                           AMOUNT            VALUE
YANKEE BONDS (CONTINUED)
----------------------------------------------------------------------------------
INSURANCE (0.4%)
Fairfax Financial Holdings, Ltd.
  7.375%, due 4/15/18 (f)                           $   4,697,000   $    3,992,450
  7.75%, due 4/26/12 (f)                                1,065,000        1,001,100
  7.75%, due 7/15/37 (f)                                4,810,000        3,944,200
  8.25%, due 10/1/15 (f)                                8,125,000        7,475,000
  8.30%, due 4/15/26 (f)                                3,000,000        2,610,000
                                                                    --------------
                                                                        19,022,750
                                                                    --------------
TELECOMMUNICATIONS (0.2%)
Nortel Networks Corp.
  6.875%, due 9/1/23                                    3,000,000        2,797,500
Rogers Cantel, Inc.
  9.75%, due 6/1/16                                     3,660,000        4,382,850
                                                                    --------------
                                                                         7,180,350
                                                                    --------------
Total Yankee Bonds
  (Cost $39,773,868)                                                    44,358,178
                                                                    --------------
Total Long-Term Bonds
  (Cost $3,475,092,621)                                              3,493,119,496
                                                                    --------------

                                                           SHARES
COMMON STOCKS (1.2%)
----------------------------------------------------------------------------------
BUILDING MATERIALS (0.1%)
Ainsworth Lumber Co., Ltd. (a)(f)                         165,000        3,925,350
                                                                    --------------
HOLDING COMPANIES--DIVERSIFIED (0.0%)++
TLC Beatrice International Holdings (a)(b)(g)              25,000           25,000
                                                                    --------------
INTERNET (0.3%)
Globix Corp. (a)(b)(g)(n)                               5,166,868       12,224,810
                                                                    --------------

MACHINERY--DIVERSIFIED (0.0%)++
MMH Holdings, Inc. (a)(b)(g)(n)                             6,924          366,951
                                                                    --------------
MEDIA (0.0%)++
Digital On-Demand (a)(b)(g)                             1,095,395           10,954
                                                                    --------------
METAL FABRICATE & HARDWARE (0.2%)
ACP Holding Co. (a)(g)                                  3,998,756        6,198,072
                                                                    --------------

SOFTWARE (0.1%)
QuadraMed Corp. (a)(g)                                  1,761,728        3,999,123
QuadraMed Corp.                                           434,011          985,205
                                                                    --------------
                                                                         4,984,328
                                                                    --------------


                                                           SHARES            VALUE
TELECOMMUNICATIONS (0.5%)
Loral Space & Communications, Ltd. (g)                    787,537   $   22,389,677
Remote Dynamics, Inc. (g)                                 358,615           46,620
                                                                    --------------
                                                                        22,436,297
                                                                    --------------
TOBACCO (0.0%)++
North Atlantic Trading Co., Inc. (a)(b)(g)(n)               2,156               21
                                                                    --------------
Total Common Stocks
  (Cost $57,253,448)                                                    50,171,783
                                                                    --------------

CONVERTIBLE PREFERRED STOCKS (0.5%)
----------------------------------------------------------------------------------
INTERNET (0.0%)++
Globix Corp.
  6.00% (a)(b)(g)                                         572,843        1,452,157
                                                                    --------------

SOFTWARE (0.5%)
QuadraMed Corp.
  5.50% (a)(c)(g)                                         950,000       20,900,000
                                                                    --------------
Total Convertible Preferred Stocks
  (Cost $24,367,654)                                                    22,352,157
                                                                    --------------

PREFERRED STOCKS (1.8%)
----------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES (0.0%)++
Colorado Prime Corp. (a)(b)(n)                              7,232               72
                                                                    --------------

MEDIA (0.5%)
Haights Cross Communications, Inc.
  16.00% (a)(n)                                           397,662       18,690,114
Ziff Davis Holdings, Inc.
  10.00% (a)(g)                                             4,240          636,000
                                                                    --------------
                                                                        19,326,114
                                                                    --------------
REAL ESTATE (1.1%)
Sovereign Real Estate Investment Corp.
V    12.00% (c)                                            34,813       47,084,582
                                                                    --------------

TELECOMMUNICATIONS (0.2%)
Loral Skynet Corp.
  Series A
  12.00% (f)(g)(j)                                         49,602       10,218,012
                                                                    --------------
Total Preferred Stocks
  (Cost $84,527,964)                                                    76,628,780
                                                                    --------------

 18 MainStay High Yield Corporate Bond Fund           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        NUMBER OF
                                                         WARRANTS            VALUE
WARRANTS (0.1%)
----------------------------------------------------------------------------------
HAND & MACHINE TOOLS (0.0%)++
Thermadyne Holdings Class B
  Strike Price $20.78
  Expire 5/23/06 (a)(b)(g)                                  2,198   $           22
                                                                    --------------

MEDIA (0.0%)++
Haights Cross Communications, Inc.
  Strike Price $0.001
  Expire 12/10/11 (a)(b)(g)(n)                                433                4
  Strike Price $0.001
  Expire 12/10/11 (a)(b)(g)(n)                            409,300            4,093
Ziff Davis Holdings, Inc.
  Strike Price $0.001
  Expire 8/12/12 (b)(g)                                   777,370            7,774
                                                                    --------------
                                                                            11,871
                                                                    --------------
METAL FABRICATE & HARDWARE (0.1%)
ACP Holding Co.
  Strike Price $0.01
  Expire 10/7/13 (a)(c)(g)                              3,938,309        6,104,379
                                                                    --------------

SEMICONDUCTORS (0.0%)++
ASAT Finance LLC
  Strike Price $18.60
  Expire 11/1/06 (a)(b)(c)(g)                               8,680               87
                                                                    --------------

TELECOMMUNICATIONS (0.0%)++
UbiquiTel, Inc.
  Strike Price $22.74
  Expire 4/15/10 (a)(c)(g)                                 14,230              142
                                                                    --------------
Total Warrants
  (Cost $2,913,829)                                                      6,116,501
                                                                    --------------
                                                        PRINCIPAL
                                                           AMOUNT
SHORT-TERM INVESTMENTS (18.7%)
----------------------------------------------------------------------------------
COMMERCIAL PAPER (13.8%)
ABN AMRO North American Finance, Inc.
  4.75%, due 5/8/06 (o)                             $  30,000,000       29,972,292
  4.80%, due 5/15/06 (o)                               20,900,000       20,860,986
American General Finance Corp.
  4.735%, due 5/3/06 (o)                               25,000,000       24,993,423
Banco Santander Central Hispano S.A.
  4.722%, due 5/8/06 (p)                               10,725,942       10,725,942

                                                        PRINCIPAL
                                                           AMOUNT            VALUE
COMMERCIAL PAPER (CONTINUED)
Charta LLC
  4.919%, due 5/30/06 (p)                           $   5,362,971   $    5,362,971
CIESCO, Inc.
  4.798%, due 5/19/06 (p)                               6,350,473        6,350,473
Den Danske Bank
  4.773%, due 5/5/06 (p)                                9,009,791        9,009,791
Dexia Delaware LLC
  4.75%, due 5/4/06 (o)                                25,000,000       24,990,104
  4.76%, due 5/5/06 (o)                                 8,165,000        8,160,681
  4.86%, due 5/24/06 (o)                               45,665,000       45,523,211
Fairway Finance Corp.
  4.891%, due 5/22/06 (p)                               6,435,565        6,435,565
General Electric Capital Corp.
  5.001%, due 6/26/06 (p)                               7,062,246        7,062,246
Goldman Sachs Group, Inc. (The)
  4.77%, due 5/11/06 (o)                               31,880,000       31,837,759
Grampian Funding LLC
  4.785%, due 5/3/06 (p)                                5,362,971        5,362,971
Greyhawk Funding
  4.878%, due 5/18/06 (p)                               6,395,021        6,395,021
ING U.S. Funding LLC
  4.89%, due 6/15/06 (o)                               55,000,000       54,663,813
  4.90%, due 5/26/06 (o)                               11,150,000       11,112,059
  4.95%, due 5/24/06 (o)                               21,280,000       21,212,702
Jupiter Securitization Corp.
  4.834%, due 5/3/06 (p)                                2,780,110        2,780,110
Lexington Parker Capital Co.
  4.914%, due 5/16/06 (p)                               4,259,719        4,259,719
Liberty Street Funding Co.
  4.87%, due 5/18/06 (p)                                4,247,026        4,247,026
Merrill Lynch & Co., Inc.
  4.75%, due 5/1/06 (o)                                22,640,000       22,640,000
  4.80%, due 5/15/06 (o)                               50,650,000       50,555,454
Morgan Stanley
  4.82%, due 5/3/06 (o)                                18,705,000       18,699,991
Toyota Motor Credit Corp.
  4.73%, due 5/2/06 (o)                                50,000,000       49,993,431
UBS Americas, Inc.
  4.88%, due 6/2/06 (o)                                45,570,000       45,372,328
UBS Finance Delaware LLC
  4.75%, due 5/3/06 (o)                                66,820,000       66,802,367
                                                                    --------------
Total Commercial Paper
  (Cost $595,382,436)                                                  595,382,436
                                                                    --------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   19

                                                        PRINCIPAL
                                                           AMOUNT            VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
----------------------------------------------------------------------------------
FEDERAL AGENCIES (0.7%)
Federal National
  Mortgage Association
  (Discount Note)
  4.64%, due 5/1/06 (o)                             $   4,970,000   $    4,970,000
Inter-American Development Bank (Discount Note)
  4.75%, due 5/8/06                                    25,000,000       24,976,909
                                                                    --------------
Total Federal Agencies
  (Cost $29,946,909)                                                    29,946,909
                                                                    --------------

                                                           SHARES
INVESTMENT COMPANIES (0.7%)
BGI Institutional Money Market Fund (p)                 8,096,940        8,096,940
Merrill Lynch Funds--Premier Institutional Money
  Market Fund                                          24,481,188       24,481,188
                                                                    --------------
Total Investment Companies
  (Cost $32,578,128)                                                    32,578,128
                                                                    --------------
                                                        PRINCIPAL
                                                           AMOUNT
REPURCHASE AGREEMENT (0.1%)
Morgan Stanley & Co.
  4.98%, dated 4/28/06 due 5/1/06
  Proceeds at Maturity $3,357,371
  (Collateralized by various bonds
  with a Principal Amount of
  $3,481,405 and Market Value
  of $3,455,194) (p)                                $   3,355,978        3,355,978
                                                                    --------------
Total Repurchase Agreement
  (Cost $3,355,978)                                                      3,355,978
                                                                    --------------
TIME DEPOSITS (3.4%)
Abbey National PLC
  4.78%, due 5/9/06 (p)                                10,725,942       10,725,942
ABN Amro Bank N.V.
  4.84%, due 5/19/06 (p)                               10,725,942       10,725,942
Banco Bilbao Vizcaya Argentaria S.A.
  4.905%, due 5/24/06 (p)                               8,580,754        8,580,754
Bank of America
  4.77%, due 5/26/06 (i)(p)                            10,725,942       10,725,942
Bank of Montreal
  4.78%, due 5/8/06 (p)                                10,725,942       10,725,942

                                                        PRINCIPAL
                                                           AMOUNT            VALUE
TIME DEPOSITS (CONTINUED)
Bank of Nova Scotia
  4.78%, due 5/10/06 (p)                            $   8,258,975   $    8,258,975
Barclays
  4.95%, due 6/20/06 (p)                                8,580,753        8,580,753
BNP Paribas
  4.80%, due 5/12/06 (p)                               10,725,942       10,725,942
Calyon
  4.955%, due 6/19/06 (p)                              10,725,942       10,725,942
Credit Suisse First Boston Corp.
  4.91%, due 6/5/06 (p)                                10,725,942       10,725,942
Fortis Bank
  4.77%, due 5/9/06 (p)                                10,725,942       10,725,942
Nordea Bank Finland PLC
  5.00%, due 6/27/06 (p)                               10,725,942       10,725,942
Societe Generale
  4.73%, due 5/9/06 (p)                                10,725,942       10,725,942
UBS AG
  4.77%, due 5/4/06 (p)                                13,943,724       13,943,724
                                                                    --------------
Total Time Deposits
  (Cost $146,623,626)                                                  146,623,626
                                                                    --------------
Total Short-Term Investments
  (Cost $807,887,077)                                                  807,887,077
                                                                    --------------
Total Investments
  (Cost $4,452,042,593) (q)                                 103.0%   4,456,275,794(r)
Liabilities in Excess of
  Cash and Other Assets                                      (3.0)    (131,016,787)
                                                    -------------   --------------
Net Assets                                                  100.0%  $4,325,259,007
                                                    =============   ==============

++   Less than one tenth of a percent.
(a)  Illiquid security. The total market value of these
     securities at April 30, 2006 is $155,741,490, which
     represents 3.6% of the Fund's net assets.
(b)  Fair valued security. The total market value of these
     securities at April 30, 2006 is $55,787,825, which
     reflects 1.3% of the Fund's net assets.
(c)  May be sold to institutional investors only.
(d)  Issue in default.
(e)  LYON--Liquid Yield Option Note: callable, zero-coupon
     securities priced at a deep discount from par. They
     include a "put" feature that enables holders to redeem
     them at a specific date, at a specific price. Put
     prices reflect fixed interest rates, and therefore
     increase over time.
(f)  Represents security, or a portion thereof, which is out on loan.
(g)  Non-income producing security.
(h)  Issuer in bankruptcy.
(i)  Floating rate. Rate shown is the rate in effect at
     April 30, 2006.

 20 MainStay High Yield Corporate Bond Fund           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

(j) PIK ("Payment in Kind")--interest or dividend payment is made with additional securities.
(k) Floating Rate Loan--generally pays interest at rates which are periodically re-determined at a margin above the London Inter-Bank Offered Rate ("LIBOR") or other short-term rates. The rate shown is the rate(s) in effect at April 30, 2006. Floating Rate Loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or borrower prior to disposition of a Floating Rate Loan.
(l) This security has additional commitments and contingencies. (See Note 5 on page 32.)
(m) Yankee Bond--dollar-denominated bond issued in the United States by a foreign bank or corporation.
(n)  Restricted security. (See Note 5 on page 32.)
(o) Represents security, or a portion thereof, which is segregated or designated as collateral for foreign currency forward contracts.
(p) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(q) The cost for federal income tax purposes is $4,544,372,292.
(r)  At April 30, 2006 net unrealized depreciation was
     $88,096,498, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $216,998,370 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $305,094,868.

The following abbreviations are used in the above portfolio:
C$--Canadian Dollar
E--Euro.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   21

STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2006 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $4,452,042,593) including
  $220,229,913 market value of securities
  loaned                                      $4,456,275,794
Cash denominated in foreign currencies
  (identified cost of $220,730)                      226,079
Cash                                                   3,339
Receivables:
  Dividends and interest                          82,827,375
  Investment securities sold                      26,496,600
  Fund shares sold                                 7,554,152
Other assets                                         513,537
                                              --------------
    Total assets                               4,573,896,876
                                              --------------
LIABILITIES:
Securities lending collateral                    226,068,379
Payables:
  Fund shares redeemed                             6,527,296
  Manager                                          1,979,759
  NYLIFE Distributors                              1,865,855
  Transfer agent                                   1,695,960
  Professional                                       574,007
  Investment securities purchased                    567,736
  Trustees                                            87,341
  Custodian                                           81,949
Accrued expenses                                     177,159
Dividends and distributions payable                8,139,535
Unrealized depreciation on foreign currency
  forward contracts                                  872,893
                                              --------------
    Total liabilities                            248,637,869
                                              --------------
Net assets                                    $4,325,259,007
                                              ==============
COMPOSITION OF NET ASSETS:
Share of beneficial interest outstanding
  (par value of $.01 per share) unlimited
  number of shares authorized:
  Class A                                     $    4,195,710
  Class B                                          1,915,664
  Class C                                            649,456
  Class I                                            144,150
Additional paid-in capital                     4,995,948,388
Accumulated distributions in excess of net
  investment income                              (41,616,271)
Accumulated net realized loss on investments
  and foreign currency transactions             (639,421,738)
Net unrealized appreciation on investments         4,233,201
Net unrealized depreciation on translation
  of other assets and liabilities in foreign
  currencies and foreign currency forward
  contracts                                         (789,553)
                                              --------------
Net assets                                    $4,325,259,007
                                              ==============
CLASS A
Net assets applicable to outstanding shares   $2,632,283,337
                                              ==============
Shares of beneficial interest outstanding        419,571,018
                                              ==============
Net asset value per share outstanding         $         6.27
Maximum sales charge (4.50% of offering
  price)                                                0.30
                                              --------------
Maximum offering price per share outstanding  $         6.57
                                              ==============
CLASS B
Net assets applicable to outstanding shares   $1,196,705,711
                                              ==============
Shares of beneficial interest outstanding        191,566,438
                                              ==============
Net asset value and offering price per share
  outstanding                                 $         6.25
                                              ==============
CLASS C
Net assets applicable to outstanding shares   $  405,766,448
                                              ==============
Shares of beneficial interest outstanding         64,945,625
                                              ==============
Net asset value and offering price per share
  outstanding                                 $         6.25
                                              ==============
CLASS I
Net assets applicable to outstanding shares   $   90,503,511
                                              ==============
Shares of beneficial interest outstanding         14,415,038
                                              ==============
Net asset value and offering price per share
  outstanding                                 $         6.28
                                              ==============

 22 MainStay High Yield Corporate Bond Fund           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2006 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Interest                                      $171,186,280
  Dividends (a)                                      247,629
  Income from securities loaned--net                 769,433
                                                -------------
    Total income                                 172,203,342
                                                -------------
EXPENSES:
  Manager                                         12,062,425
  Distribution--Class B                            6,176,469
  Distribution--Class C                            1,518,358
  Distribution/Service--Class A                    2,762,989
  Service--Class B                                 2,058,823
  Service--Class C                                   506,096
  Transfer agent--Classes A, B and C               3,450,506
  Transfer agent--Class I                             39,086
  Professional                                       851,028
  Shareholder communication                          229,663
  Recordkeeping                                      227,998
  Trustees                                           149,035
  Registration                                       142,542
  Custodian                                          113,895
  Miscellaneous                                      105,322
                                                -------------
    Total expenses before reimbursement           30,394,235
  Reimbursement from Manager for audit and
    legal costs (See Note 3(B) on page 31.)         (381,447)
                                                -------------
    Net expenses                                  30,012,788
                                                -------------
Net investment income                            142,190,554
                                                -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
  Security transactions                           24,061,254
  Foreign currency transactions                     (358,850)
                                                -------------
Net realized gain on investments and foreign
  currency transactions                           23,702,404
                                                -------------
Net increase from payments from Manager for
  losses attributable to shareholder trading
  arrangements (See Note 3(B) on page 31.)           814,000
                                                -------------
Net change in unrealized depreciation on:
  Security transactions                           28,137,337
  Translation of other assets and liabilities
    in foreign currencies and foreign currency
    forward contracts                               (464,235)
                                                -------------
Net change in unrealized depreciation on
  investments and foreign currency
  transactions                                    27,673,102
                                                -------------
Net realized and unrealized gain on
  investments and foreign currency
  transactions                                    52,189,506
                                                -------------
Net increase in net assets resulting from
  operations                                    $194,380,060
                                                =============

(a) Dividends recorded net of foreign withholding taxes in the amount of $4,684

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   23

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2006 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2005

                                           2006              2005
DECREASE IN NET ASSETS:
Operations:
 Net investment income          $   142,190,554   $   297,632,653
 Net realized gain on
  investments and foreign
  currency transactions              23,702,404       104,886,206
 Net increase from payments
  from Manager for losses
  attributable to shareholder
  trading arrangements (See
  Note 3(B) on page 31.)                814,000                --
 Net change in unrealized
  depreciation on investments
  and foreign currency
  transactions                       27,673,102      (166,954,644)
                                ---------------------------------
  Net increase in net assets
    resulting from operations       194,380,060       235,564,215
                                ---------------------------------
Dividends to shareholders:
 From net investment income:
   Class A                          (82,061,695)      (99,144,651)
   Class B                          (56,221,999)     (178,840,012)
   Class C                          (13,822,448)      (28,348,396)
   Class I                           (3,098,442)       (3,939,459)
                                ---------------------------------
 Total dividends to
  shareholders                     (155,204,584)     (310,272,518)
                                ---------------------------------
Capital share transactions:
 Net proceeds from sale of shares:
   Class A                        1,529,693,420       642,682,516
   Class B                           40,425,529       146,721,557
   Class C                           52,498,567       142,075,340
   Class I                           22,173,880        50,212,676

                                           2006              2005
 Net asset value of shares issued to
  shareholders in reinvestment of dividends:
   Class A                           57,543,948        67,494,117
   Class B                           34,240,994       121,051,883
   Class C                            8,260,313        16,414,248
   Class I                            2,710,564         3,395,763
                                ---------------------------------
                                  1,747,547,215     1,190,048,100
 Cost of shares redeemed: +
   Class A                         (352,943,497)     (585,092,843)
   Class B                       (1,382,369,866)     (553,407,898)
   Class C                          (60,429,495)     (168,688,555)
   Class I                           (3,714,634)       (5,860,984)
                                ---------------------------------
                                 (1,799,457,492)   (1,313,050,280)
    Decrease in net assets
     derived from capital
     share transactions             (51,910,277)     (123,002,180)
                                ---------------------------------
    Net decrease in net assets      (12,734,801)     (197,710,483)

NET ASSETS:
Beginning of period             $ 4,337,993,808   $ 4,535,704,291
                                ---------------------------------
End of period                   $ 4,325,259,007   $ 4,337,993,808
                                =================================
Accumulated distributions in
 excess of net investment
 income at end of period        $   (41,616,271)  $   (28,602,241)
                                =================================

+ Cost of shares redeemed net of redemption fee of $48,252, $31,989, $8,234, and $1,627 for the six months ended April 30, 2006.

 24 MainStay High Yield Corporate Bond Fund           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                    www.mainstayfunds.com     25

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                       CLASS A
                                            -----------------------------------------------------------------
                                                                                                  JANUARY 1,
                                             SIX MONTHS                                              2003*
                                               ENDED                      YEAR ENDED                THROUGH
                                             APRIL 30,                   OCTOBER 31,              OCTOBER 31,
                                              2006***                2005            2004            2003

Net asset value at beginning of period      $     6.22            $     6.32      $     6.05      $     4.95
                                            -----------           ----------      ----------      -----------
Net investment income                             0.21 (a)              0.45            0.46(a)         0.39
Net realized and unrealized gain (loss) on
 investments                                      0.07                 (0.09)           0.25            1.12
Net realized and unrealized gain (loss) on
 foreign currency transactions                   (0.00)(c)              0.00(c)         0.02            0.00(c)
                                            -----------           ----------      ----------      -----------
Total from investment operations                  0.28                  0.36            0.73            1.51
                                            -----------           ----------      ----------      -----------
Less dividends and distributions:
 From net investment income                      (0.23)                (0.46)          (0.46)          (0.40)
 From net realized gain on investments              --                    --              --              --
 Return of capital                                  --                    --              --           (0.01)
                                            -----------           ----------      ----------      -----------
Total dividends and distributions                (0.23)                (0.46)          (0.46)          (0.41)
                                            -----------           ----------      ----------      -----------
Redemption fee (a)                                0.00 (c)              0.00(c)         0.00(c)           --
                                            -----------           ----------      ----------      -----------
Net asset value at end of period            $     6.27            $     6.22      $     6.32      $     6.05
                                            ===========           ==========      ==========      ===========
Total investment return (b)                       4.60%(d)(f)(g)        5.86%          12.53%          31.57%(d)
Ratios (to average net
 assets)/Supplemental Data:
   Net investment income                          6.86%+                7.10%           7.44%           8.43%+
   Net expenses                                   1.04%+                1.02%           1.01%           1.01%+
   Expenses (before reimbursement)                1.05%+                1.02%           1.01%           1.01%+
Portfolio turnover rate                             29%                   35%             41%             47%
Net assets at end of period (in 000's)      $2,632,283            $1,381,080      $1,279,164      $1,265,856

                                                                 CLASS A
                                           -------------------------------------------------

                                                         YEAR ENDED DECEMBER 31,
                                              2002                    2001             2000
Net asset value at beginning of period      $   5.56                $   6.10         $   7.41
                                            --------                --------         --------
Net investment income                           0.51                    0.65 (e)         0.80
Net realized and unrealized gain (loss) on
 investments                                   (0.54)                  (0.50)(e)        (1.25)
Net realized and unrealized gain (loss) on
 foreign currency transactions                 (0.02)                   0.00 (c)         0.02
                                            --------                --------         --------
Total from investment operations               (0.05)                   0.15            (0.43)
                                            --------                --------         --------
Less dividends and distributions:
 From net investment income                    (0.51)                  (0.65)           (0.83)
 From net realized gain on investments            --                      --            (0.05)
 Return of capital                             (0.05)                  (0.04)              --
                                            --------                --------         --------
Total dividends and distributions              (0.56)                  (0.69)           (0.88)
                                            --------                --------         --------
Redemption fee (a)                                --                      --               --
                                            --------                --------         --------
Net asset value at end of period            $   4.95                $   5.56         $   6.10
                                            ========                ========         ========
Total investment return (b)                    (0.78%)                  2.49%           (6.48%)
Ratios (to average net
 assets)/Supplemental Data:
   Net investment income                        9.63%                  10.84%(e)        11.35%
   Net expenses                                 1.07%                   1.04%            1.03%
   Expenses (before reimbursement)              1.08%                   1.08%            1.07%
Portfolio turnover rate                           50%                     51%              54%
Net assets at end of period (in 000's)      $850,899                $710,205         $456,770

                                                                      CLASS C
                                            -----------------------------------------------------------
                                                                                             JANUARY 1,
                                            SIX MONTHS                                          2003*
                                              ENDED                    YEAR ENDED              THROUGH
                                            APRIL 30,                  OCTOBER 31,           OCTOBER 31,
                                             2006***                2005          2004          2003

Net asset value at beginning of period       $   6.19             $   6.30      $   6.04      $    4.94
                                            ----------            --------      --------      -----------
Net investment income                            0.19 (a)             0.40          0.42(a)        0.36
Net realized and unrealized gain (loss) on
 investments                                     0.08                (0.09)         0.24           1.12
Net realized and unrealized gain (loss) on
 foreign currency transactions                  (0.00)(c)             0.00(c)       0.02           0.00 (c)
                                            ----------            --------      --------      -----------
Total from investment operations                 0.27                 0.31          0.68           1.48
                                            ----------            --------      --------      -----------
Less dividends and distributions:
 From net investment income                     (0.21)               (0.42)        (0.42)         (0.38)
 From net realized gain on investments             --                   --            --             --
 Return of capital                                 --                   --            --          (0.00)(c)
                                            ----------            --------      --------      -----------
Total dividends and distributions               (0.21)               (0.42)        (0.42)         (0.38)
                                            ----------            --------      --------      -----------
Redemption fee (a)                               0.00 (c)             0.00(c)       0.00(c)          --
                                            ----------            --------      --------      -----------
Net asset value at end of period             $   6.25             $   6.19      $   6.30      $    6.04
                                            ==========            ========      ========      ===========
Total investment return (b)                      4.44%(d)(f)(g)       5.04%       11.65%          30.82%(d)
Ratios (to average net
 assets)/Supplemental Data:
   Net investment income                         6.11%                6.35%         6.69%          7.68%+
   Net expenses                                  1.79%+               1.77%         1.76%          1.76%+
   Expenses (before reimbursement)               1.80%+               1.77%         1.76%          1.76%+
Portfolio turnover rate                            29%                  35%           41%            47%
Net assets at end of period (in 000's)       $405,766             $401,923      $419,496       $422,392

                                                              CLASS C
                                            --------------------------------------------

                                                      YEAR ENDED DECEMBER 31,
                                              2002                  2001          2000
Net asset value at beginning of period      $   5.55              $   6.09      $   7.40
                                            --------              --------      --------
Net investment income                           0.46                  0.61 (e)      0.74
Net realized and unrealized gain (loss) on
 investments                                   (0.53)                (0.50)(e)     (1.25)
Net realized and unrealized gain (loss) on
 foreign currency transactions                 (0.02)                 0.00 (c)      0.02
                                            --------              --------      --------
Total from investment operations               (0.09)                 0.11         (0.49)
                                            --------              --------      --------
Less dividends and distributions:
 From net investment income                    (0.48)                (0.61)        (0.77)
 From net realized gain on investments            --                    --         (0.05)
 Return of capital                             (0.04)                (0.04)           --
                                            --------              --------      --------
Total dividends and distributions              (0.52)                (0.65)        (0.82)
                                            --------              --------      --------
Redemption fee (a)                                --                    --            --
                                            --------              --------      --------
Net asset value at end of period            $   4.94              $   5.55      $   6.09
                                            ========              ========      ========
Total investment return (b)                    (1.53%)                1.72%        (7.20%)
Ratios (to average net
 assets)/Supplemental Data:
   Net investment income                        8.88%                10.09%(e)     10.60%
   Net expenses                                 1.82%                 1.79%         1.78%
   Expenses (before reimbursement)              1.83%                 1.83%         1.82%
Portfolio turnover rate                           50%                   51%           54%
Net assets at end of period (in 000's)      $236,791              $174,205      $106,709

*    The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of operations.
***  Unaudited.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(c)  Less than one cent per share.
(d)  Total return is not annualized.
(e)  As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA
     Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended December 31, 2001 is shown below.
     Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                                CLASS A       CLASS B       CLASS C
Decrease net investment income                                  $(0.00)(c)    $(0.00)(c)    $(0.00)(c)
Increase net realized and unrealized gains and losses             0.00 (c)      0.00 (c)      0.00 (c)
Decrease ratio of net investment income                          (0.04%)       (0.04%)       (0.04%)

(f)  Includes nonrecurring reimbursements from Manager for audit and legal costs. There was no effect on total return. (See Note 3(B) on page 31.)
(g)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager reimbursement of such losses were less than 0.01%. (See Note
     3(B) on page 31.)

 26 MainStay High Yield Corporate Bond Fund           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                    CLASS B
--------------------------------------------------------------------------------------------------------------------
                                                          JANUARY 1,
    SIX MONTHS                                               2003*
      ENDED                                                 THROUGH
    APRIL 30,               YEAR ENDED OCTOBER 31,        OCTOBER 31,               YEAR ENDED DECEMBER 31,
     2006***                 2005            2004            2003             2002            2001            2000

    $    6.19             $     6.30      $     6.04      $     4.94       $     5.55      $     6.09      $     7.40
    ----------            ----------      ----------      -----------      ----------      ----------      ----------
         0.19 (a)               0.40            0.42(a)         0.36             0.46            0.61 (e)        0.74
         0.08                  (0.08)           0.24            1.12            (0.53)          (0.50)(e)       (1.25)
        (0.00)(c)               0.00(c)         0.02            0.00 (c)        (0.02)           0.00 (c)        0.02
    ----------            ----------      ----------      -----------      ----------      ----------      ----------
         0.27                   0.32            0.68            1.48            (0.09)           0.11           (0.49)
    ----------            ----------      ----------      -----------      ----------      ----------      ----------
        (0.21)                 (0.43)          (0.42)          (0.38)           (0.48)          (0.61)          (0.77)
           --                     --              --              --               --              --           (0.05)
           --                     --              --           (0.00)(c)        (0.04)          (0.04)             --
    ----------            ----------      ----------      -----------      ----------      ----------      ----------
        (0.21)                 (0.43)          (0.42)          (0.38)           (0.52)          (0.65)          (0.82)
    ----------            ----------      ----------      -----------      ----------      ----------      ----------
         0.00 (c)               0.00(c)         0.00(c)           --               --              --              --
    ----------            ----------      ----------      -----------      ----------      ----------      ----------
    $    6.25             $     6.19      $     6.30      $     6.04       $     4.94      $     5.55      $     6.09
    ==========            ==========      ==========      ===========      ==========      ==========      ==========
         4.45% (d)(f)(g)        5.04%          11.65%         30.82%(d)        (1.53%)          1.72%          (7.20%)
         6.11%+                 6.35%           6.69%           7.68%+           8.88%          10.09%(e)       10.60%
         1.79%+                 1.77%           1.76%           1.76%+           1.82%           1.79%           1.78%
         1.80%+                 1.77%           1.76%           1.76%+           1.83%           1.83%           1.82%
           29%                    35%             41%             47%              50%             51%             54%
    $1,196,706            $2,486,331      $2,814,176      $2,876,134       $2,211,253      $2,475,037      $2,609,320

                       CLASS I
------------------------------------------------------
                                           JANUARY 2,
    SIX MONTHS                               2004**
      ENDED            YEAR ENDED            THROUGH
    APRIL 30,          OCTOBER 31,         OCTOBER 31,
     2006***              2005                2004

     $  6.22             $  6.32           $     6.24
    ----------         -----------         -----------
        0.22 (a)            0.48                 0.41(a)
        0.08               (0.10)                0.07
       (0.00)(c)            0.00(c)              0.00(c)
    ----------         -----------         -----------
        0.30                0.38                 0.48
    ----------         -----------         -----------
       (0.24)              (0.48)               (0.40)
          --                  --                   --
          --                  --                   --
    ----------         -----------         -----------
       (0.24)              (0.48)               (0.40)
    ----------         -----------         -----------
        0.00 (c)            0.00(c)              0.00(c)
    ----------         -----------         -----------
     $  6.28             $  6.22           $     6.32
    ==========         ===========         ===========
        4.89%(d)(f)(g)      6.12%                7.97%(d)
        7.18%+              7.31%                7.79%+
        0.72%+              0.81%                0.66%+
        0.73%+              0.81%                0.66%+
          29%                 35%                  41%
     $90,504             $68,659           $   22,868

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   27

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises nineteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay High Yield Corporate Bond Fund (the "Fund"), a diversified fund.

The Fund currently offers four classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class I shares are not subject to a sales charge. Distribution of Class I shares commenced on January 2, 2004. Class A shares, Class B shares, Class C shares and Class I shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation, and other rights and conditions except that Class B shares and Class C shares are subject to higher distribution fee rates than Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek maximum income through investment in a diversified portfolio of high yield debt securities. Capital appreciation is a secondary objective.

The Fund also invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund also invests in foreign securities which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or brokers selected by the Fund's Manager, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time). Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed in good faith by Board of Trustees to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's principal market is temporarily closed at a time when under normal conditions it would be open. At April 30, 2006, the Fund held securities with a value of $55,787,825 that were valued in such manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3, conclude that such events may have effected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures

 28 MainStay High Yield Corporate Bond Fund adopted by the Fund, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on securities, other than short-term securities, purchased for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

The investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) LOAN ASSIGNMENTS, PARTICIPATIONS AND COMMITMENTS. The Fund invests in loan assignments and loan participations. Loan assignments and participations are agreements to make money available (a "commitment") to a borrower in a specified amount, at a specified rate and within a specified time. Such loan assignments and participations are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (LIBOR).

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower ("intermediate participants"). In the event that the borrower, selling participant or intermediate participants becomes insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are recorded in memorandum accounts.

(H) FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading.

                                                      www.mainstayfunds.com   29

When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts primarily to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the Fund's returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations. (See Note 5 on page 32.)

(I) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The Fund's assets and liabilities are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments, are reflected in unrealized foreign exchange gains or losses at period end exchange rates.

(J) SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (See Note 5 on page 32.)

(K) RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "1933 Act"). The Fund does not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expense and prompt sale at an acceptable price may be difficult. (See Note 5 on page 32.)

(L) REDEMPTION FEE. The Fund imposes a 2.00% redemption fee on redemptions (including exchanges) of Fund shares made within 60 days of their date of purchase for each class of shares. The redemption fee is designed to offset brokerage commissions and other costs associated with short-term trading and is not assessed on the shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fees are included in the Statement of Changes in Net Assets' shares redeemed amount and retained by the Fund.

(M) INDEMNIFICATIONS. In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and indirect wholly-owned subsidiary of New York Life, acts as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities

 30 MainStay High Yield Corporate Bond Fund furnished at an annual percentage of the Fund's average daily net assets as follows: 0.60% on assets up to $500 million and 0.55% on assets in excess of $500 million. For the six months ended April 30, 2006, the Manager earned fees from the Fund in the amount of $12,062,425. It was not necessary for the Manager to reimburse the Fund for expenses for the six months ended April 30, 2006.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and the Subadvisor, the Manager paid the Subadvisor a monthly fee of 0.30% of the Fund's average daily net assets on assets up to $500 million and 0.275% on assets in excess of $500 million.

(B) PAYMENTS FROM AFFILIATES. NYLIM reimbursed or paid all expenses relating to the Board of Trustees' review of fund trading as described in the footnote relating to "Other Matters." (See page 34.)

The total costs associated were approximately $821,000 and included payments to certain third party service providers. The amount that was reimbursed to the High Yield Corporate Bond Fund is $381,447.

Additional payments were made by affiliates relating to the Trustees review of certain shareholder trading matters. Further discussion regarding these payments by affiliates can be found below in the footnote relating to "Other Matters."

The reimbursement amount as well as the additional payment made by NYLIM are disclosed in the Statement of Operations as expenses reimbursed and net increase from payments for losses attributable to shareholder trading arrangements. This reimbursement and payment impacted the expenses and/or net investment income ratios as well as the total return calculations included in the financial highlights and in the performance tables and expense charts in this report.

(C) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(D) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $333,586 for the six months ended April 30, 2006. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $7,542, $1,022,623 and $45,441, respectively, for the six months ended April 30, 2006.

(E) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund for the six months ended April 30, 2006, amounted to $3,489,592.

(F) NON-INTERESTED TRUSTEES FEES. Non-Interested Trustees are paid an annual retainer fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual retainer fee of $20,000. The Audit and Compliance Committee Chairman receives an additional $2,000 for each meeting of the Audit and Compliance Committee attended and the Chairpersons of the Brokerage and Expense Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the respective Committee meetings attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus, the Fund only pays a portion of the fees identified above.

(G) OTHER. Pursuant to the Management Agreement, fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $59,043 for the six months ended April 30, 2006.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $227,998 for the six months ended April 30, 2006.

                                                      www.mainstayfunds.com   31

NOTE 4--FEDERAL INCOME TAX:

At October 31, 2005, for federal income tax purposes, capital loss carryforwards of $597,843,329 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

           CAPITAL LOSS             AMOUNTS
        AVAILABLE THROUGH           (000'S)
               2009                 $122,690
               2010                  169,119
               2011                  306,034
       -------------------------------------------
                                    $597,843
       -------------------------------------------

The Fund utilized $79,996,059 of capital loss carryforwards during the year ended October 31, 2005.

The tax character of distributions paid during the year October 31, 2005, shown in the Statement of Changes in Net Assets, was as follows:

                                             2005
Distributions paid from:
  Ordinary Income                    $310,272,518
-------------------------------------------------
                                     $310,272,518
-------------------------------------------------

As of April 30, 2006 the Fund had unfunded loan commitments pursuant to the following loan agreements:

                                       UNFUNDED
BORROWER                             COMMITMENT
Navistar International Corp., due
  2/1/11                             $7,357,789
-----------------------------------------------

These commitments are available until the maturity date of the respective security.

NOTE 5--FUND SECURITIES LOANED, LOAN COMMITMENTS, FOREIGN CURRENCY FORWARD CONTRACTS, FOREIGN CURRENCY AND RESTRICTED SECURITIES:

As of April 30, 2006, the Fund had securities on loan with an aggregate market value of $220,229,913. The Fund received $226,068,379 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Securities purchased with collateral received are valued at amortized cost.

Foreign currency forward contracts open at April 30, 2006

                                                                  CONTRACT          CONTRACT
                                                                    AMOUNT            AMOUNT            UNREALIZED
FOREIGN CURRENCY SALE CONTRACTS                                       SOLD         PURCHASED          DEPRECIATION
Euro vs. U.S. Dollar, expiring 7/6/06                         E25,592,041        $32,414,060       $      (872,893)
------------------------------------------------------------------------------------------------------------------
Unrealized depreciation on foreign currency forward
  contracts                                                                                        $      (872,893)
------------------------------------------------------------------------------------------------------------------

Foreign currency held at April 30, 2006:

                                                                                                            MARKET
                                                                  CURRENCY              COST                 VALUE
Euro                                                          E   179,200        $   220,730       $       226,079
------------------------------------------------------------------------------------------------------------------

 32 MainStay High Yield Corporate Bond Fund

Restricted securities held at April 30, 2006

                                                                NUMBER OF
                                              DATE(S) OF        WARRANTS/                           4/30/06      PERCENTAGE OF
SECURITY                                     ACQUISITION           SHARES             COST            VALUE         NET ASSETS
Colorado Prime Corp.
  Preferred Stock                        5/6/97-11/10/99           7,232       $23,048,641      $        72               0.0(a)
------------------------------------------------------------------------------------------------------------------------------
Globix Corp.
  Common Stock                           10/4/01-10/27/05      5,166,868         3,001,448       12,224,810               0.3
------------------------------------------------------------------------------------------------------------------------------
Haights Cross Communications, Inc.
  Preferred Stock 16.00%,                        1/22/04         397,662        18,548,475       18,690,114               0.4
  Warrants                                       1/22/04         409,300             4,093            4,093               0.0(a)
  Warrants                                       1/22/04             433                 4                4               0.0(a)
------------------------------------------------------------------------------------------------------------------------------
MMH Holdings, Inc.
  Common Stock                                   8/19/99           6,924            36,341          366,951               0.0(a)
------------------------------------------------------------------------------------------------------------------------------
North Atlantic Trading Co., Inc.
  Common Stock                                   4/21/04           2,156                21               21               0.0(a)
------------------------------------------------------------------------------------------------------------------------------
                                                                               $44,639,023      $31,286,065               0.7%
------------------------------------------------------------------------------------------------------------------------------

(a) Less than one tenth of a percent.

NOTE 6--CUSTODIAN:

Investors Bank & Trust Company is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.
NOTE 7--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .070% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the six months ended April 30, 2006.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended April 30, 2006, purchases and sales of U.S. Government securities were $151,513 and $150,464, respectively. Purchases and sales of securities, other than U.S. Government and short-term securities, were $948,604 and $1,048,893, respectively.

NOTE 9--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                     SIX MONTHS ENDED
                                                      APRIL 30, 2006*
                                          CLASS A   CLASS B    CLASS C   CLASS I

Shares sold                               244,576      6,457    8,405     3,534
---------------------------------------------------------------------------------
Shares issued in reinvestment of
  dividend and distributions                9,181      5,490    1,323       432
---------------------------------------------------------------------------------
                                          253,757     11,947    9,728     3,966
---------------------------------------------------------------------------------
Shares redeemed                           (56,296)  (221,805)  (9,671)     (592)
---------------------------------------------------------------------------------
Net increase (decrease)                   197,461   (209,858)      57     3,374
---------------------------------------------------------------------------------

                                     YEAR ENDED
                                  OCTOBER 31, 2005
                       CLASS A   CLASS B   CLASS C   CLASS I*

Shares sold            100,802   23,045    22,331     7,807
-------------------------------------------------------------
Shares issued in
  reinvestment of
  dividend and
  distributions         10,633   19,125     2,593       536
-------------------------------------------------------------
                       111,435   42,170    24,924     8,343
-------------------------------------------------------------
Shares redeemed        (91,727)  (87,134)  (26,576)    (921)
-------------------------------------------------------------
Net increase
  (decrease)            19,708   (44,964)  (1,652)    7,422
-------------------------------------------------------------

*   Unaudited

                                                      www.mainstayfunds.com   33

NOTE 10--OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises have cooperated fully and completed responding to these requests. As previously reported in response to those requests for information and, as noted in the notes to the year-end 2004 and 2005 financial statements of each fund of the Trust, NYLIM had been a party to arrangements with certain registered representatives of brokers-dealers relating to the level of trading by clients of those registered representatives in shares of certain funds of the Trust. All such arrangements were terminated by the fourth quarter of 2003. NYLIM and the Trustees of the Trust have reviewed the possible dilutive effects that transactions under those arrangements and certain other levels of trading by fund shareholders over the period from 1999 to 2003 may have had on the funds. As a result of this review, in December 2005, NYLIM made payments totaling $5.882 million to nine MainStay funds. The amount paid to the MainStay High Yield Corporate Bond Fund was $814,000. NYLIM has reimbursed or paid all expenses relating to the Board of Trustees' review of this matter, as well as substantially all of the costs associated with the other regulatory matters described in this note.

In a separate matter, the Securities and Exchange Commission has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that fund, as well as the related guarantee disclosure to fund shareholders. Discussions have been held with the Securities and Exchange Commission concerning a possible resolution of this matter. There can be no assurance of the outcome of these efforts.

 34 MainStay High Yield Corporate Bond Fund

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investment Management LLC ("NYLIM") uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-202-551-5850); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.
SPECIAL MEETING OF SHAREHOLDERS
Pursuant to notice, a special meeting and three adjournment meetings (pertaining only to certain Funds) of the shareholders of The MainStay Funds (the "Trust") were held on March 27, April 17, May 8, and June 8, 2006, respectively, at the Parsippany, New Jersey offices of New York Life Investment Management LLC. The purpose of the meetings was to present the following proposals for shareholder consideration:

1. To elect the following individuals to the Board of Trustees of the Trust;

  - Charlynn Goins
  - Edward J. Hogan
  - Alan R. Latshaw
  - Terry L. Lierman
  - John B. McGuckian
  - Donald E. Nickelson
  - Richard S. Trutanic
  - Gary E. Wendlandt (Interested Trustee)

There are no other Trustees of the Trust.

2. To grant the Trust the approval to enter into and materially amend agreements with Subadvisors on behalf of one or more of the Funds without obtaining shareholder approval; and

3. To approve the amendment of certain fundamental investment restrictions.

No other business came before the special meetings.

Each of the proposals listed above was passed by the shareholders of the Fund as shown below.

HIGH YIELD CORPORATE                        VOTES        VOTES
BOND FUND                   VOTES FOR      AGAINST     WITHHELD        TOTAL
PROPOSAL #1-ELECTION OF TRUSTEES
--------------------------------------------------------------------------------
a. Charlynn Goins          354,766,277             0  23,540,730    378,307,007
--------------------------------------------------------------------------------
b. Edward J. Hogan         354,621,158             0  23,685,849    378,307,007
--------------------------------------------------------------------------------
c. Alan R. Latshaw         354,344,462             0  23,962,545    378,307,007
--------------------------------------------------------------------------------
d. Terry L. Lierman        354,599,304             0  23,707,703    378,307,007
--------------------------------------------------------------------------------
e. John B. McGuckian       354,393,985             0  23,913,022    378,307,007
--------------------------------------------------------------------------------
f. Donald E. Nickelson     354,622,400             0  23,684,607    378,307,007
--------------------------------------------------------------------------------
g. Richard S. Trutanic     354,597,048             0  23,709,959    378,307,007
--------------------------------------------------------------------------------
h. Gary E. Wendlandt       354,826,238             0  23,480,769    378,307,007
--------------------------------------------------------------------------------
PROPOSAL #2-APPROVAL TO ENTER INTO AND MATERIALLY AMEND AGREEMENTS
--------------------------------------------------------------------------------
                           255,135,396    11,966,428  23,346,047    290,447,871
--------------------------------------------------------------------------------
PROPOSAL #3-AMENDMENT TO CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------
a. Borrowing               257,769,342     9,245,914  23,432,614    290,447,870
--------------------------------------------------------------------------------
b. Senior Securities       259,384,470     7,546,990  23,516,412    290,447,872
--------------------------------------------------------------------------------
c. Underwriting
  Securities               259,120,235     7,525,123  23,802,513    290,447,871
--------------------------------------------------------------------------------
d. Real Estate             259,370,250     7,731,525  23,346,098    290,447,873
--------------------------------------------------------------------------------
e. Commodities             257,903,735     8,899,916  23,644,219    290,447,870
--------------------------------------------------------------------------------
f. Making Loans            258,148,207     8,768,261  23,531,408    290,447,876
--------------------------------------------------------------------------------
g. Concentration of
  Investments              259,398,522     7,638,790  23,410,563    290,447,875
--------------------------------------------------------------------------------
h. Diversification         260,044,569     7,102,860  23,300,445    290,447,874
--------------------------------------------------------------------------------

This resulted in approval of the proposals.

                                                      www.mainstayfunds.com   35

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, as of July 1, 2006, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the Trustees then in office will call a shareholder meeting for the election of Trustees, or
(2) his or her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

        GARY E.           Indefinite; Chairman   Chairman and Manager, New York Life               62           Chairman and
        WENDLANDT         since 2002, Chief      Investment Management LLC (including                           Director,
        10/8/50           Executive Officer      predecessor advisory organizations) and                        MainStay VP
                          (2004 to June 2006),   New York Life Investment Management                            Series Fund,
                          and Trustee since      Holdings LLC; Chief Executive Officer,                         Inc.
                          2000                   New York Life Investment Management LLC
                                                 and New York Life Investment Management
                                                 Holdings LLC (2000 to June 2006); Senior
                                                 Executive Vice President for Investment
                                                 and Finance, New York Life Insurance
                                                 Company (since July 2006); Executive
                                                 Vice President, New York Life Insurance
                                                 Company (1999 to June 2006); Executive
                                                 Vice President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC,
                                                 Madison Capital Funding LLC, and NYLCAP
                                                 Manager LLC; Manager, MacKay Shields
                                                 LLC; Executive Vice President, New York
                                                 Life Insurance and Annuity Corporation;
                                                 Chairman, and Director, MainStay VP
                                                 Series Fund, Inc. (25 portfolios); Chief
                                                 Executive Officer, MainStay VP Series
                                                 Fund, Inc. (2002 to June 2006); Chief
                                                 Executive Officer, Eclipse Funds (3
                                                 Portfolios) and Eclipse Funds Inc. (15
                                                 Portfolios) (2005 to June 2006);
                                                 Executive Vice President and Chief
                                                 Investment Officer, MassMutual Life
                                                 Insurance Company (1993 to 1999).
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        CHARLYNN GOINS    Indefinite; Trustee    Retired. Chairperson of the Board, New            19           None
        9/15/42           since 2001             York City Health and Hospital
                                                 Corporation.
        -----------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Indefinite; Trustee    Rear Admiral U.S. Navy (Retired);                 19           None
        8/17/32           since 1996             Independent Management Consultant (1997
                                                 to 2002).
        -----------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Indefinite; Trustee    Chair, Maryland Democratic Party;                 19           None
        1/4/48            since 1991             Chairman, Smartpaper Networks
                                                 Corporation (communications); Partner,
                                                 Health Ventures LLC (2001 to 2005); Vice
                                                 Chair, Employee Health Programs (1990 to
                                                 2002); Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc.
                                                 (1984 to 2001).
        -----------------------------------------------------------------------------------------------------------------------
        JOHN B.           Indefinite; Trustee    Chairman, Ulster Television Plc; Pro              19           Non-Executive
        MCGUCKIAN         since 1997             Chancellor, Queen's University (1985 to                        Director,
        11/13/39                                 2001).                                                         Allied Irish
                                                                                                                Banks Plc;
                                                                                                                Chairman and
                                                                                                                Non-Executive
                                                                                                                Director, Irish
                                                                                                                Continental
                                                                                                                Group, Plc;
                                                                                                                Chairman, AIB
                                                                                                                Group (UK) Plc;
                                                                                                                Non-Executive
                                                                                                                Director,
                                                                                                                Unidare Plc.
        -----------------------------------------------------------------------------------------------------------------------

     * A Trustee is considered to be an interested person of the Trust within the meaning of the 1940 Act because of an affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past Five Years." All Trustees not considered to be interested persons of the Trust are referred to as "Non-Interested Trustees."

 36 MainStay High Yield Corporate Bond Fund

                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        DONALD E.         Indefinite; Trustee    Retired. Vice Chairman, Harbour Group             19           Director,
        NICKELSON         since 1994 and Lead    Industries, Inc. (leveraged buyout                             Adolor
        12/9/32           Non-Interested         firm); President, PaineWebber Group                            Corporation;
                          Trustee since 2000     (1988 to 1990).                                                Director, First
                                                                                                                Advantage
                                                                                                                Corporation.
        -----------------------------------------------------------------------------------------------------------------------

        RICHARD S.        Indefinite; Trustee    Chairman (1990 to present) and Chief              19           None
        TRUTANIC          since 1994             Executive Officer (1990 to 1999),
        2/13/52                                  Somerset Group (financial advisory
                                                 firm); Managing Director and Advisor,
                                                 The Carlyle Group (private investment
                                                 firm) (2002 to 2004); Senior Managing
                                                 Director, Groupe Arnault (private
                                                 investment firm) (1999 to 2002).
        -----------------------------------------------------------------------------------------------------------------------

        ALAN R. LATSHAW   Indefinite; Trustee    Retired. Partner, Ernst & Young LLP               19           State Farm
        3/27/51           and Audit Committee    (2002 to 2003); Partner, Arthur Andersen                       Associates
                          Financial Expert       LLP (1976 to 2002).                                            Funds Trusts (4
                          since 2006                                                                            portfolios);
                                                                                                                State Farm
                                                                                                                Mutual Fund
                                                                                                                Trust (15
                                                                                                                portfolios);
                                                                                                                State Farm
                                                                                                                Variable
                                                                                                                Product Trust
                                                                                                                (8 portfolios);
                                                                                                                Utopia Funds (4
                                                                                                                portfolios).
        -----------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General Counsel, and Secretary,
        ANSELMI           since 2003             New York Life Investment Management LLC (including
        10/19/46                                 predecessor advisory organizations) and New York Life
                                                 Investment Management Holdings LLC; Senior Vice President,
                                                 New York Life Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC; Secretary, NYLIM Service
                                                 Company LLC, NYLCAP Manager LLC, and Madison Capital Funding
                                                 LLC; Chief Legal Officer, Eclipse Funds, Eclipse Funds Inc.,
                                                 MainStay VP Series Fund, Inc., and McMorgan Funds; Managing
                                                 Director and Senior Counsel, Lehman Brothers Inc. (1998 to
                                                 1999); General Counsel and Managing Director, JP Morgan
                                                 Investment Management Inc. (1986 to 1998).
        -----------------------------------------------------------------------------------------------------

        ARPHIELA          Treasurer and          Director and Manager of Fund Accounting and Administration,
        ARIZMENDI         Principal Financial    New York Life Investment Management LLC (since 2003);
        10/26/56          and Accounting         Treasurer and Principal Financial and Accounting Officer,
                          Officer since 2005     Eclipse Funds, Eclipse Funds Inc., and McMorgan Funds (since
                                                 December 2005), and MainStay VP Series Fund, Inc. (since
                                                 March 2006); Assistant Treasurer, NYLIFE Distributors LLC;
                                                 Assistant Treasurer, The MainStay Funds, Eclipse Funds,
                                                 Eclipse Funds Inc., MainStay VP Series Fund, Inc., and
                                                 McMorgan Funds (1992 to December 2005).
        -----------------------------------------------------------------------------------------------------

        CHRISTOPHER O.    President since 2005   Executive Vice President, New York Life Investment
        BLUNT                                    Management LLC and New York Life Investment Management
        5/13/62                                  Holdings LLC (since 2004); Manager and Executive Vice
                                                 President, NYLIM Product Distribution, NYLIFE Distributors
                                                 LLC (since January 2005); Chairman, NYLIM Service Company
                                                 LLC (since March 2005); Chairman and Class C Director, New
                                                 York Life Trust Company, FSB (since 2004); Chairman, New
                                                 York Life Trust Company (since February 2005); President,
                                                 Eclipse Funds and Eclipse Funds Inc. (since 2005);
                                                 President, MainStay VP Series Fund, Inc. (since July 2006);
                                                 Chairman and Chief Executive Officer, Giving Capital, Inc.
                                                 (2001 to 2004); Chief Marketing Officer--Americas, Merrill
                                                 Lynch Investment Managers (1999 to 2001); President, Mercury
                                                 Funds Distributors (1999 to 2001).
        -----------------------------------------------------------------------------------------------------

        SCOTT T.          Vice President--       Director, New York Life Investment Management LLC (including
        HARRINGTON        Administration since   predecessor advisory organizations); Executive Vice
        2/8/59            2005                   President, New York Life Trust Company, and New York Life
                                                 Trust Company, FSB (since January 2006); Vice President--
                                                 Administration, MainStay VP Series Fund, Inc., Eclipse
                                                 Funds, and Eclipse Funds Inc. (since June 2005).
        -----------------------------------------------------------------------------------------------------

                                                      www.mainstayfunds.com   37

                          POSITION(S) HELD
                          WITH
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
        ALAN J.           Senior Vice President  Managing Director, Mutual Funds/Administration and Chief
        KIRSHENBAUM       since July 2006        Financial Officer of Retail Investments, New York Life
        6/25/71                                  Investment Management LLC (since July 2006); Senior Vice
                                                 President, Eclipse Funds, Eclipse Funds Inc., and MainStay
                                                 VP Series Fund, Inc. (since June 2006); Chief Financial
                                                 Officer, Bear Stearns Asset Management (1999 to May 2006).
        -----------------------------------------------------------------------------------------------------

        ALISON H.         Vice President--       Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           Compliance (2004 to    March 2006), and Managing Director and Chief Compliance
        12/16/65          June 2006); Senior     Officer (2003 to February 2006), New York Life Investment
                          Vice President and     Management LLC; Managing Director and Chief Compliance
                          Chief Compliance       Officer, New York Life Investment Management Holdings LLC
                          Officer since July     (2003 to present); Senior Managing Director, Compliance
                          2006                   (since March 2006) and Managing Director, Compliance (2003 to February 2006), NYLIFE Distributors LLC; Senior Vice
                                                 President and Chief Compliance Officer, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP Series Fund, Inc. (since
                                                 June 2006); Vice President--Compliance, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP Series Fund, Inc. (until
                                                 June 2006); Deputy Chief Compliance Officer, New York Life
                                                 Investment Management LLC (2002 to 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset Management (1999 to
                                                 2002).
        -----------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary since 2004   Managing Director and Associate General Counsel, New York
        MORRISON                                 Life Investment Management LLC (since 2004); Managing
        3/26/56                                  Director and Secretary, NYLIFE Distributors LLC; Secretary,
                                                 Eclipse Funds, Eclipse Funds Inc., and MainStay VP Series
                                                 Fund, Inc.; Chief Legal Officer--Mutual Funds and Vice
                                                 President and Corporate Counsel, The Prudential Insurance
                                                 Company of America (2000 to 2004).
        -----------------------------------------------------------------------------------------------------

        BRIAN A. MURDOCK  Chief Executive        Member of the Board of Managers and President (since 2004),
        3/14/56           Officer since July     and Chief Executive Officer (since July 2006), New York Life
                          2006                   Investment Management LLC and New York Life Investment
                                                 Management Holdings LLC; Senior Vice President, New York
                                                 Life Insurance Company (since 2004); Chairman of the Board and President, NYLIFE Distributors LLC (since 2004); Member of the Board of Managers, Madison Capital Funding LLC (since
                                                 2004); Member of the Board of Managers, NYLCAP Manager LLC
                                                 (since 2004); Chief Executive Officer, Eclipse Funds,
                                                 Eclipse Funds Inc. and MainStay VP Series Fund, Inc. (since
                                                 July 2006); Chief Operating Officer, Merrill Lynch
                                                 Investment Managers (2003 to 2004); Chief Investment
                                                 Officer, MLIM Europe and Asia (2001 to 2003); President of
                                                 Merrill Japan and Chairman of MLIM's Pacific Region (1999 to
                                                 2001).
        -----------------------------------------------------------------------------------------------------
        RICHARD W.        Vice President--Tax    Vice President, New York Life Insurance Company; Vice
        ZUCCARO           since 1991             President, New York Life Insurance and Annuity Corporation,
        12/12/49                                 New York Life Trust Company, FSB, NYLIFE Insurance Company
                                                 of Arizona, NYLIFE LLC, and NYLIFE Securities Inc.; Vice
                                                 President, Tax, NYLIFE Distributors LLC; Tax Vice President,
                                                 New York Life International, LLC, New York Life Trust
                                                 Company, and NYLIM Service Company LLC; Vice President--Tax,
                                                 Eclipse Funds and Eclipse Funds Inc. (since 1993), and
                                                 MainStay VP Series Fund, Inc. (since 1991).
        -----------------------------------------------------------------------------------------------------

 38 MainStay High Yield Corporate Bond Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(2)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund(3)
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. Closed to new investors as of June 1, 2006.
4. An affiliate of New York Life Investment Management LLC.

                       Not part of the Semiannual Report

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C) 2006 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A08884         (RECYCLE LOGO)        MS229-06
                                                                    MSHY10-60/06

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    INTERNATIONAL EQUITY FUND

                    Message from the President
                    and
                    Semiannual Report
                    Unaudited
                    April 30, 2006

MESSAGE FROM
THE PRESIDENT

Dear Shareholder,

The six months from November 1, 2005, through April 30, 2006, represented a generally positive period for the economy and for investors. Most U.S. stock indexes recorded strong returns for the six-month reporting period. According to Russell data, value stocks outperformed growth stocks among large-capitalization issues, while the reverse was true for mid-cap and small-cap stocks.

Strong demand kept prices for oil, metals, and several other commodities relatively high, which had a positive influence on energy and materials stocks and helped commodity-exporting emerging economies. Not all of the influence was positive, however. In the United States, rising fuel costs had a negative impact on airlines, automakers, and utilities.

According to preliminary estimates from the Bureau of Economic Analysis, real gross domestic product increased at an annual rate of 5.3% in the first quarter of 2006, up from 1.7% in the fourth quarter of 2005. Economic growth, elevated energy prices, and the potential for inflationary pressure moved the Federal Open Market Committee to raise the targeted federal funds rate four times during the reporting period, with a 25-basis-point increase on each occasion. (A basis point is one-hundredth of a percentage point.) At the end of April 2006, the federal funds target rate stood at 4.75%.

Rising interest rates affected different bonds in different ways, and for portions of the reporting period, the yield curve inverted with yields on two-, five-, and 10-year Treasurys exceeding those on 30-year Treasurys. By the end of April, however, the yield curve had regained a positive slope. Rising interest rates took a toll on bond prices, but many bond indexes recorded positive total returns for the six-month reporting period.

The yield differences (or spreads) between high-yield bonds and U.S. Treasurys were relatively narrow during the reporting period, which reduced the compensation investors received for taking on additional risk. Even so, default rates in the high-yield market remained near their historical lows. Convertible bonds were hurt by rising interest rates, but managed to capture a substantial percentage of the stock market's gain.

During the first-quarter of 2006, issuance in the leveraged-loan market was down relative to the same period a year ago, but noteworthy financings by Georgia Pacific and NRG provided abundant liquidity. As the pipeline for upcoming issues became less promising, spreads in the leveraged-loan market tended to contract. New-money issuance and refunding issuance also declined in the municipal bond market, but at the end of April 2006, insured municipal bonds yielded 88% of long Treasurys, making municipals one of the more attractive high-grade bond sectors.

At MainStay, we offer a wide variety of Funds that pursue their respective investment objectives by investing in appropriate segments of the market. Each Fund follows a disciplined investment approach that the portfolio manager seeks to consistently apply across various market environments. The investment objective, strategies, and process used by your Fund(s) are outlined in the prospectus.

It is our pleasure to announce that on May 17, 2006, Institutional Capital Corporation (ICAP), a premier value-equity institutional investment firm based in Chicago, signed a definitive agreement to join New York Life Investment Management. Subject to board and shareholder approval, ICAP's three mutual funds are expected to join the MainStay Fund family on or around August 31, 2006.

We are honored that you have chosen to invest with MainStay Funds. We hope that the breadth of our offerings, the quality of our service, and the performance of our Funds will encourage you to maintain a long-term perspective, regardless of how the markets may shift or your financial needs may evolve.

The semiannual report that follows gives you additional insight into the portfolio management decisions that affected the performance of your MainStay Fund investment during the six months ended April 30, 2006. Please read it carefully to gain broader perspective on the progress of your Fund.

Sincerely,


/s/ CHRISTOPHER O. BLUNT


Christopher O. Blunt

President


                       Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    INTERNATIONAL EQUITY FUND

                    The MainStay Funds

                    Semiannual Report

                    Unaudited

                    April 30, 2006

TABLE OF CONTENTS


Semiannual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                  10
--------------------------------------------------------------------------------

Portfolio of Investments                                                      12
--------------------------------------------------------------------------------

Financial Statements                                                          17
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 22
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                  29
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        29
--------------------------------------------------------------------------------

Special Meeting of Shareholders                                               29
--------------------------------------------------------------------------------

Trustees and Officers                                                         30

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

A REDEMPTION FEE OF 2% WILL BE APPLIED TO SHARES THAT ARE REDEEMED WITHIN 60 DAYS OF PURCHASE. PERFORMANCE DATA SHOWN DOES NOT REFLECT THE DEDUCTION OF THIS FEE, WHICH IF SHOWN, WOULD REDUCE PERFORMANCE.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGES
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX       ONE     FIVE      TEN
TOTAL RETURNS            MONTHS(1)   YEAR     YEARS    YEARS
------------------------------------------------------------
With sales charges         11.48%    15.05%    9.24%   6.21%
Excluding sales charges    17.97     21.75    10.48    6.81

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                               MAINSTAY INTERNATIONAL EQUITY
                                                                            FUND                         MSCI EAFE INDEX
                                                               -----------------------------             ---------------
4/30/96                                                                     9450                              10000
                                                                            9727                               9911
                                                                           11539                              11786
                                                                           12668                              12905
                                                                           13920                              14698
                                                                           11091                              12302
                                                                           10863                              10595
                                                                           10208                               8872
                                                                           13168                              12441
                                                                           14997                              14301
4/30/06                                                                    18259                              19090

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX       ONE    FIVE     TEN
TOTAL RETURNS            MONTHS(1)   YEAR    YEARS   YEARS
----------------------------------------------------------
With sales charges         12.49%    15.77%  9.35%   6.03%
Excluding sales charges    17.49     20.77   9.63    6.03

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                               MAINSTAY INTERNATIONAL EQUITY
                                                                            FUND                         MSCI EAFE INDEX
                                                               -----------------------------             ---------------
4/30/96                                                                    10000                              10000
                                                                           10219                               9911
                                                                           12034                              11786
                                                                           13111                              12905
                                                                           14299                              14698
                                                                           11339                              12302
                                                                           11018                              10595
                                                                           10275                               8872
                                                                           13146                              12441
                                                                           14866                              14301
4/30/06                                                                    17954                              19090

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

    AVERAGE ANNUAL          SIX       ONE    FIVE     TEN
     TOTAL RETURNS       MONTHS(1)   YEAR    YEARS   YEARS
----------------------------------------------------------
With sales charges         16.50%    19.79%  9.59%   6.02%
Excluding sales charges    17.50     20.79   9.59    6.02

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                               MAINSTAY INTERNATIONAL EQUITY
                                                                            FUND                         MSCI EAFE INDEX
                                                               -----------------------------             ---------------
4/30/96                                                                    10000                              10000
                                                                           10219                               9911
                                                                           12034                              11786
                                                                           13111                              12905
                                                                           14299                              14698
                                                                           11351                              12302
                                                                           11006                              10595
                                                                           10276                               8872
                                                                           13146                              12441
                                                                           14855                              14301
4/30/06                                                                    17943                              19090

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Class R1 shares are sold with no initial sales charge or CDSC, and have no annual 12b-1 fee. Class R2 shares are sold with no initial sales charge or CDSC, and have an annual 12b-1 fee of ..25%. Class R1 and R2 shares are available only through corporate-sponsored retirement programs, which include certain minimum program requirements.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     5

CLASS I SHARES--NO SALES CHARGES
--------------------------------------------------------------------------------

    AVERAGE ANNUAL          SIX       ONE    FIVE     TEN
     TOTAL RETURNS       MONTHS(1)   YEAR    YEARS   YEARS
----------------------------------------------------------
                           18.34%    22.39%  10.89%  7.05%

(PERFORMANCE GRAPH)

                                                               MAINSTAY INTERNATIONAL EQUITY
                                                                            FUND                         MSCI EAFE INDEX
                                                               -----------------------------             ---------------
4/30/96                                                                    10000                              10000
                                                                           10299                               9911
                                                                           12218                              11786
                                                                           13436                              12905
                                                                           14785                              14698
                                                                           11792                              12302
                                                                           11559                              10595
                                                                           10892                               8872
                                                                           14097                              12441
                                                                           16154                              14301
4/30/06                                                                    19771                              19090

CLASS R1 SHARES--NO SALES CHARGES
--------------------------------------------------------------------------------

    AVERAGE ANNUAL          SIX       ONE    FIVE     TEN
     TOTAL RETURNS       MONTHS(1)   YEAR    YEARS   YEARS
----------------------------------------------------------
                           18.27%    21.96%  10.70%  6.91%

(PERFORMANCE GRAPH)

                                                               MAINSTAY INTERNATIONAL EQUITY
                                                                            FUND                         MSCI EAFE INDEX
                                                               -----------------------------             ---------------
4/30/96                                                                    10000                              10000
                                                                           10289                               9911
                                                                           12194                              11786
                                                                           13397                              12905
                                                                           14720                              14698
                                                                           11737                              12302
                                                                           11493                              10595
                                                                           10818                               8872
                                                                           13969                              12441
                                                                           15997                              14301
4/30/06                                                                    19510                              19090

CLASS R2 SHARES--NO SALES CHARGES
--------------------------------------------------------------------------------

    AVERAGE ANNUAL          SIX       ONE    FIVE     TEN
     TOTAL RETURNS       MONTHS(1)   YEAR    YEARS   YEARS
----------------------------------------------------------
                           18.15%    21.93%  10.51%  6.70%

(PERFORMANCE GRAPH)

                                                               MAINSTAY INTERNATIONAL EQUITY
                                                                            FUND                         MSCI EAFE INDEX
                                                               -----------------------------             ---------------
4/30/96                                                                    10000                              10000
                                                                           10265                               9911
                                                                           12147                              11786
                                                                           13304                              12905
                                                                           14598                              14698
                                                                           11608                              12302
                                                                           11340                              10595
                                                                           10651                               8872
                                                                           13715                              12441
                                                                           15689                              14301
4/30/06                                                                    19129                              19090

Class R3 shares are sold with no initial sales charge or CDSC, have an annual 12b-1 fee of .50%, and are available in certain individual retirement accounts or in certain retirement plans. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. Prior to 9/1/98 (for Class C), 1/2/04 (for Class I, R1 and R2) and 4/28/06 (for Class R3), performance for Class C, I, R1, R2 and R3 shares includes the historical performance of Class B shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class C, I, R1, R2 and R3 shares.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING AND NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 6   MainStay International Equity Fund

CLASS R3 SHARES--NO SALES CHARGES
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
                         17.72%   21.26%  10.07%  6.45%

(PERFORMANCE GRAPH)

                                                               MAINSTAY INTERNATIONAL EQUITY
                                                                            FUND                         MSCI EAFE INDEX
                                                               -----------------------------             ---------------
4/30/96                                                                    10000                              10000
                                                                           10260                               9911
                                                                           12130                              11786
                                                                           13270                              12905
                                                                           14530                              14698
                                                                           11569                              12302
                                                                           11286                              10595
                                                                           10567                               8872
                                                                           13574                              12441
                                                                           15412                              14301
4/30/06                                                                    18687                              19090

                                                   SIX      ONE    FIVE     TEN
BENCHMARK PERFORMANCE                             MONTHS   YEAR    YEARS   YEARS
--------------------------------------------------------------------------------

MSCI EAFE Index(2)                                22.89%   33.49%  9.18%   6.68%
Average Lipper international multicap core
  fund(3)                                         23.71    35.40   9.20    7.99

1. Performance figures shown for the six month period ended April 30, 2006 reflect nonrecurring reimbursements from affiliates for audit and legal costs and losses attributable to shareholder trading arrangements. (See Note 3(B) on page 24 of the Notes to Financial Statements for further explanation). If these nonrecurring reimbursements had not been made the total return would have been 17.74% for Class A, 17.25% for Class B, 17.26% for Class C, 18.11% for Class I, 18.04% for Class R1 and 17.92% for Class R2.

2. The Morgan Stanley Capital International Europe, Australasia, and Far East Index--the MSCI EAFE(R) Index--is an unmanaged index that is considered to be representative of the international stock market. Results assume reinvestment of all income and capital gains. The MSCI EAFE(R) Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.

3. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     7

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY INTERNATIONAL EQUITY FUND

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2005, to April 30, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2005, through April 30, 2006.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six months ended April 30, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                    ENDING ACCOUNT                         VALUE (BASED ON
                                                     VALUE (BASED                            HYPOTHETICAL
                                    BEGINNING         ON ACTUAL           EXPENSES          5% ANNUALIZED          EXPENSES
                                     ACCOUNT         RETURNS AND            PAID              RETURN AND             PAID
                                      VALUE           EXPENSES)            DURING          ACTUAL EXPENSES)         DURING
SHARE CLASS                          11/1/05           4/30/06           PERIOD(1,3)           4/30/06            PERIOD(1,3)

CLASS A SHARES                      $1,000.00         $1,181.40            $ 8.76             $1,016.90             $ 8.10
-----------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                      $1,000.00         $1,177.25            $12.79             $1,013.15             $11.83
-----------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                      $1,000.00         $1,177.35            $12.79             $1,013.15             $11.83
-----------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                      $1,000.00         $1,184.55            $ 5.80             $1,019.65             $ 5.36
-----------------------------------------------------------------------------------------------------------------------------

CLASS R1 SHARES                     $1,000.00         $1,183.95            $ 6.34             $1,019.15             $ 5.86
-----------------------------------------------------------------------------------------------------------------------------

CLASS R2 SHARES                     $1,000.00         $1,183.00            $ 7.69             $1,017.90             $ 7.10
-----------------------------------------------------------------------------------------------------------------------------

CLASS R3 SHARES                     $1,000.00         $  991.95            $ 0.13(2)          $1,016.95             $ 0.13(2)
-----------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.62% for Class A, 2.37% for Class B and Class C, 1.06% for Class I, 1.16% for Class R1, 1.41% for Class R2, and 1.61% for R3) multiplied by the average account value over the period, divided by 365, multiplied by 181 for all share classes except Class R3 (to reflect the one-half year period) and multiplied by 3 for Class R3 (to reflect the since inception period).

2. Shares were first offered on April 28, 2006. Expenses paid during the period reflect ongoing costs for the since-inception period ending April 30, 2006. Had these shares been offered for the six months ended April 30, 2006, based on a hypothetical 5% annualized return, expenses paid during the period would be $8.05, and the ending account value would be $1,008.48.

3. Amount includes nonrecurring reimbursements from affiliates for audit and legal costs and losses attributable to shareholder trading arrangements (See
   Note 3(B) on page 24 of the Notes to Financial Statements for further explanation). If these nonrecurring reimbursements had not been made, the actual expenses paid would have been $8.75, $12.78, $12,78, $5.79, $6.33 and $7.68 for Class A, Class B, Class C, Class I, Class R1 and Class R2, respectively and the hypothetical expenses paid would have been $8.10, $11.83, $11.83, $5.36, $5.86 and $7.10 for Class A, Class B, Class C, Class
   I, Class R1 and Class R2, respectively.

 8   MainStay International Equity Fund

PORTFOLIO COMPOSITION AS OF APRIL 30, 2006

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                     94.1
Short-Term Investments (collateral from securities lending                        14.7
  is 13.6%)
Warrants                                                                           3.0
Rights                                                                            0.0*
Liabilities in Excess of Cash and Other Assets                                   (11.8)

* Less than one tenth of a percent.

See Portfolio of Investments on page 12 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Tesco PLC
 2.  Nestle S.A. Registered
 3.  TNT N.V.
 4.  Man Group PLC
 5.  Banco Popular Espanol S.A.
 6.  Ryanair Holdings PLC
 7.  Diageo PLC(+)
 8.  Reed Elsevier N.V.
 9.  Loblaw Cos., Ltd.
10.  Mediaset S.p.A.

+ Security trades on more than one exchange.

                                                     www.mainstayfunds.com     9

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Rupal J. Bhansali of MacKay Shields LLC

HOW DID MAINSTAY INTERNATIONAL EQUITY FUND PERFORM RELATIVE TO ITS BENCHMARK AND ITS PEERS DURING THE SIX-MONTH REPORTING PERIOD?

Excluding all sales charges, MainStay International Equity Fund returned 17.97% for Class A shares, 17.49% for Class B shares, and 17.50% for Class C shares for the six months ended April 30, 2006. Over the same period, the Fund's Class I shares returned 18.34%, Class R1 shares returned 18.27%, and Class R2 shares returned 18.15%. All share classes underperformed the 22.89% return of the MSCI EAFE(R) Index,(1) the Fund's broad-based securities-market index, for the six-month period. All share classes also underperformed the 23.71% return of the average Lipper(2) international multicap core fund for the six months ended April 30, 2006. The Fund introduced Class R3 shares on April 28, 2006.

DURING THE REPORTING PERIOD, WHICH SECTORS WERE THE FUND'S STRONGEST CONTRIBUTORS AND WHICH SECTORS WERE THE WEAKEST?

Diversified financials was the best-performing sector in U.S. dollar terms, benefiting from expected consolidation in the marketplace among the various stock markets in Europe. Deutsche Boerse, Euronext, and the London Stock Exchange, along with the NYSE, are all looking for strategic partners to create a larger, more liquid marketplace. The materials sector also performed well, supported by rising commodity prices, healthy economic growth, and strong demand.

Telecommunication services and food, beverage & tobacco were the worst-performing sectors during the reporting period, but they still generated positive returns in U.S. dollars. Both of these market segments faced increased costs and competition, which put pressure on profit margins. In addition, companies in which we would not invest--because they faced challenges or had low-quality balance sheets--outperformed quality companies.

WHICH FUND HOLDINGS DID PARTICULARLY WELL DURING THE REPORTING PERIOD?

For the six months ended April 30, 2006, the strongest individual contributors to the Fund's performance were Man Group, a U.K. capital-markets firm; Deutsche Boerse, a German provider of stock-exchange services; and UBS, a global financial-services provider. Each of these financial companies benefited from robust equity-market activity.

WHICH OF THE FUND'S HOLDINGS DETRACTED FROM RESULTS?

During the reporting, the Fund's weakest-performing stocks were all quality companies that were out of favor. They included U.K. retailer Tesco, Canadian food & staples retailer Loblaw, and Italian utility Snam Rete Gas.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

We added Nokian Renkaat, a Finland-based manufacturer of top-quality automobile tires, to the Fund during the reporting period. On what we believed to be short-lived weakness, we increased the Fund's position in Mediaset, an Italian media firm that underperformed because of election results in Italy.

We reduced the Fund's position in Australian Gas and Light at a profit after Alinta Limited attempted a hostile takeover and shares of Australian Gas and Light rallied beyond what we believed to be the company's intrinsic value. We reduced the Fund's position in Hong Kong Electric because the company may face new regulatory challenges following its next review.

HOW WAS THE FUND POSITIONED RELATIVE TO THE MSCI EAFE(R) INDEX AS OF APRIL 30, 2006?

Our bottom-up investment approach directed the Fund toward higher-dividend-yielding utilities and consumer staples companies at the expense of industrials, materials, and telecommunication services stocks. At the end of April 2006, the Fund held significantly overweighted positions relative to the MSCI EAFE(R) Index in diversified financials, food & staples retailing, and media, as well as a more modestly overweighted position in health care. At the same time, the Fund was underweighted relative to the Index in telecommunications services, materials, and energy. The Fund held a market-weighted position in automobiles & components.


Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains.
1. See footnote on page 7 for more information on the MSCI EAFE(R) Index.
2. See footnote on page 7 for more information on Lipper Inc.

 10   MainStay International Equity Fund

WHERE HAVE YOU FOUND THE MOST COMPELLING OPPORTUNITIES?

During the reporting period, we found more opportunities that we felt were compelling in Europe and Asian nations outside of Japan. We did, however, find some Japanese businesses that met all of our criteria for ownership, and we modestly reduced the Fund's underweighted position in Japan.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                    www.mainstayfunds.com     11

PORTFOLIO OF INVESTMENTS APRIL 30, 2006 UNAUDITED


                                                        SHARES          VALUE
COMMON STOCKS (94.1%)+
-----------------------------------------------------------------------------
AUSTRALIA (0.2%)
Australian Gas Light Co., Ltd. (multi-utilities)        78,556   $  1,157,849
                                                                 ------------

AUSTRIA (0.3%)
Wiener Staedtische Allgemeine Versicherung AG
  (insurance)                                           27,140      1,738,698
                                                                 ------------
BELGIUM (0.8%)
Belgacom S.A. (diversified telecommunication
  services)                                             90,000      2,945,331
UCB S.A. (pharmaceuticals)                              35,700      1,838,497
                                                                 ------------
                                                                    4,783,828
                                                                 ------------
CANADA (3.3%)
Bank of Montreal (commercial banks)                     24,700      1,428,692
Cognos, Inc. (software) (a)                             21,600        805,617
V  Loblaw Cos., Ltd. (food & staples retailing)
  (b)                                                  371,200     19,030,619
                                                                 ------------
                                                                   21,264,928
                                                                 ------------
FINLAND (1.0%)
Nokian Renkaat Oyj (auto components) (b)               374,800      6,411,814
                                                                 ------------

FRANCE (5.8%)
Air Liquide S.A. (chemicals)                            17,368      3,757,817
BNP Paribas S.A. (commercial banks) (b)                173,680     16,411,690
Cie Generale d'Optique Essilor International S.A.
  (health care equipment & supplies) (b)                17,100      1,715,082
Credit Agricole S.A. (commercial banks)                 10,400        419,073
Sanofi-Aventis, ADR (pharmaceuticals) (b)(c)            16,600        780,864
Societe Generale (commercial banks)                      5,000        763,899
Total S.A. Class B (oil, gas & consumable fuels)        44,800     12,389,114
Vivendi Universal S.A. (media)                          25,700        938,325
                                                                 ------------
                                                                   37,175,864
                                                                 ------------
GERMANY (7.6%)
Allianz AG (insurance) (b)                              20,000      3,348,286
Bayerische Motoren Werke AG (automobiles)              338,438     18,406,822
Deutsche Boerse AG (diversified financial
  services)                                             55,878      8,080,920


                                                        SHARES          VALUE
GERMANY (CONTINUED)
Hannover Rueckversicherung AG (insurance) (b)          357,748   $ 13,264,732
Henkel KGaA (household products) (b)                    10,800      1,298,762
Muenchener Rueckversicherungs--Gesellschaft AG
  Registered (insurance) (b)                            30,409      4,309,044
                                                                 ------------
                                                                   48,708,566
                                                                 ------------
HONG KONG (1.2%)
Esprit Holdings, Ltd. (specialty retail)               587,500      4,690,422
HongKong Electric Holdings, Ltd. (electric
  utilities)                                           618,100      3,045,338
                                                                 ------------
                                                                    7,735,760
                                                                 ------------
INDIA (0.7%)
Infosys Technologies, Ltd. Sponsored ADR (IT
  Services) (c)                                         17,100      1,344,915
State Bank of India, GDR (commercial banks) (b)(d)      54,822      2,793,181
                                                                 ------------
                                                                    4,138,096
                                                                 ------------
IRELAND (2.0%)
Bank of Ireland (commercial banks)                     676,403     12,706,382
                                                                 ------------

ITALY (10.1%)
Assicurazioni Generali S.p.A. (insurance)              204,900      7,680,090
Enel S.p.A. (electric utilities) (b)                 1,395,300     12,058,127
ENI S.p.A. (oil, gas & consumable fuels) (b)           322,200      9,836,998
ENI S.p.A., Sponsored ADR (oil, gas & consumable
  fuels) (b)(c)                                         16,400      1,003,844
V  Mediaset S.p.A. (media)                           1,501,268     18,996,817
Snam Rete Gas S.p.A. (gas utilities) (b)             3,121,181     13,988,615
Terna S.p.A. (electric utilities)                      320,100        879,358
                                                                 ------------
                                                                   64,443,849
                                                                 ------------
JAPAN (10.7%)
Acom Co., Ltd. (consumer finance) (b)                   79,800      4,653,511
Canon, Inc. (office electronics)                       174,100     13,317,622

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. One of the 10 largest holdings may be a security traded on more than one exchange. May be subject to change daily.

 12   MainStay International Equity Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
JAPAN (CONTINUED)
Canon, Inc., Sponsored ADR (office electronics)
  (c)                                                   49,323   $  3,738,683
FamilyMart Co., Ltd. (food & staples retailing)         35,900      1,040,443
Mitsubishi UFJ Financial Group, Inc. (commercial
  banks)                                                    77      1,210,468
OBIC Co., Ltd. (IT Services)                            65,990     13,526,602
RICOH Co., Ltd. (office electronics)                   520,400     10,328,933
Takeda Pharmaceutical Co., Ltd. (pharmaceuticals)      256,900     15,703,017
Tokyo Gas Co., Ltd. (gas utilities)                    323,000      1,563,018
Toyota Motor Corp., Sponsored ADR (automobiles)
  (c)                                                   25,500      2,986,815
                                                                 ------------
                                                                   68,069,112
                                                                 ------------
NETHERLANDS (6.3%)
V  Reed Elsevier N.V. (media) (b)                    1,294,670     19,191,929
V  TNT N.V. (air freight & logistics)                  583,546     21,011,195
                                                                 ------------
                                                                   40,203,124
                                                                 ------------
SINGAPORE (1.2%)
DBS Group Holdings, Ltd. (commercial banks)            390,000      4,391,170
Venture Corp., Ltd. (electronic equipment &
  instruments)                                         395,000      3,373,079
                                                                 ------------
                                                                    7,764,249
                                                                 ------------
SOUTH KOREA (0.0%)++
Lotte Shopping Co., Ltd., GDR (multiline retail)
  (a)(b)(d)(e)                                           6,000        125,318
                                                                 ------------

SPAIN (4.2%)
V  Banco Popular Espanol S.A. (commercial banks)     1,311,570     19,806,480
Banco Santander Central Hispano S.A., Sponsored
  ADR
  (commercial banks) (c)                                80,200      1,230,268
Corporacion Mapfre S.A. (insurance)                    188,979      3,995,851
Telefonica S.A. (diversified telecommunication
  services)                                            103,616      1,660,169
                                                                 ------------
                                                                   26,692,768
                                                                 ------------
SWEDEN (1.7%)
Assa Abloy AB Class B (building products) (b)          250,400      4,848,691
Hennes & Mauritz AB Class B (specialty retail) (b)      45,000      1,709,108


                                                        SHARES          VALUE
SWEDEN (CONTINUED)
Svenska Handelsbanken Class A (commercial banks)
  (b)                                                   88,000   $  2,529,114
Telefonaktiebolaget LM Ericsson Class B
  (communications equipment)                           447,000      1,591,417
                                                                 ------------
                                                                   10,678,330
                                                                 ------------
SWITZERLAND (13.8%)
Alcon, Inc. (health care equipment & supplies) (b)      20,000      2,034,200
Credit Suisse Group, Sponsored ADR (capital
  markets) (c)                                           3,900        237,081
Lindt & Spruengli AG (food products)                        12        252,443
Logitech International S.A., ADR (computers &
  peripherals) (a)(c)                                  109,560      4,524,828
V  Nestle S.A. Registered (food products) (b)           68,910     21,016,939
Novartis AG Registered (pharmaceuticals)               109,248      6,267,534
Novartis AG, ADR (pharmaceuticals) (c)                 141,800      8,154,918
Roche Holding AG Genusscheine (pharmaceuticals)         92,813     14,271,439
Swiss Reinsurance (insurance) (b)                      175,100     12,777,415
UBS AG Registered (capital markets) (f)                112,394     13,321,979
UBS AG Registered (capital markets)                     41,608      4,861,895
                                                                 ------------
                                                                   87,720,671
                                                                 ------------
UNITED KINGDOM (22.1%)
Admiral Group PLC (insurance)                          176,300      2,144,351
BP PLC, Sponsored ADR (oil, gas & consumable
  fuels) (b)(c)                                        114,033      8,406,513
Cadbury Schweppes PLC, Sponsored ADR (food
  products) (b)(c)                                      34,700      1,386,612
V  Diageo PLC (beverages)                            1,053,261     17,382,100
V  Diageo PLC, Sponsored ADR (beverages) (b)(c)         28,340      1,877,525
GlaxoSmithKline PLC, ADR (pharmaceuticals) (c)         112,300      6,387,624
HSBC Holdings PLC, Sponsored ADR (commercial
  banks) (b)(c)                                         54,000      4,680,720
ICAP PLC (capital markets)                              32,700        310,673
Lloyds TSB Group PLC (commercial banks)              1,105,000     10,750,146
Lloyds TSB Group PLC, Sponsored ADR (commercial
  banks) (b)(c)                                         25,610      1,000,070
V  Man Group PLC (capital markets)                     451,510     20,806,081

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
UNITED KINGDOM (CONTINUED)
Provident Financial PLC (consumer finance)             857,644   $  9,727,811
Royal Bank of Scotland Group PLC (commercial
  banks)                                               262,000      8,556,862
Scottish & Southern Energy PLC (electric
  utilities)                                           263,730      5,410,404
Smith & Nephew PLC (health care equipment &
  supplies)                                            579,741      4,794,342
V  Tesco PLC (food &
  staples retailing)                                 4,703,873     27,405,904
Vodafone Group PLC, Sponsored ADR (wireless
  telecommunication services) (c)                      418,300      9,913,710
                                                                 ------------
                                                                  140,941,448
                                                                 ------------
UNITED STATES (1.1%)
AFLAC, Inc. (insurance)                                142,500      6,774,450
                                                                 ------------
Total Common Stocks
  (Cost $513,050,273)                                             599,235,104
                                                                 ------------
                                                     NUMBER OF
                                                        RIGHTS
RIGHTS (0.0%)++
-----------------------------------------------------------------------------
SWITZERLAND (0.0%)++
Swiss Reinsurance (insurance) (a)(g)                   155,700              0
                                                                 ------------
Total Rights
  (Cost $0) (g)                                                             0
                                                                 ------------
                                                     NUMBER OF
                                                      WARRANTS
WARRANTS (3.0%)
-----------------------------------------------------------------------------
IRELAND (3.0%)
V  Ryanair Holdings PLC
  Strike Price E0.000001
  Expire 3/21/08 (airlines) (a)(e)(m)                2,238,042     19,262,011
                                                                 ------------
Total Warrants
  (Cost $17,929,035)                                               19,262,011
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT          VALUE
SHORT-TERM INVESTMENTS (14.7%)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (5.2%)
UNITED STATES (5.2%)
Banco Santander Central Hispano S.A.
  4.722%, due 5/8/06
  (capital markets) (h)                             $4,107,486   $  4,107,486
Charta LLC
  4.919%, due 5/30/06 (capital markets) (h)          2,053,743      2,053,743
CIESCO, Inc.
  4.798%, due 5/19/06 (capital markets) (h)          2,431,905      2,431,905
Den Danske Bank
  4.773%, due 5/5/06 (capital markets) (h)           3,450,288      3,450,288
Fairway Finance Corp.
  4.891%, due 5/22/06 (capital markets) (h)          2,464,490      2,464,490
General Electric Capital Corp.
  5.001%, due 6/26/06 (capital markets) (h)          2,704,478      2,704,478
Grampian Funding LLC
  4.785%, due 5/3/06 (capital markets) (h)           2,053,743      2,053,743
Greyhawk Funding
  4.878%, due 5/18/06 (capital markets) (h)          2,448,965      2,448,965
ING U.S. Funding LLC
  4.90%, due 5/26/06 (capital markets) (i)             895,000        891,954
Jupiter Securitization Corp.
  4.834%, due 5/3/06 (capital markets) (h)           1,064,640      1,064,640
Lexington Parker Capital Co.
  4.914%, due 5/16/06 (capital markets) (h)          1,631,254      1,631,254
Liberty Street Funding Co.
  4.87%, due 5/18/06 (capital markets) (h)           1,626,393      1,626,393
Rabobank USA Finance Corp.
  4.81%, due 5/1/06 (capital markets) (i)            6,040,000      6,040,000
                                                                 ------------
Total Commercial Paper
  (Cost $32,969,339)                                               32,969,339
                                                                 ------------

 14   MainStay International Equity Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
-----------------------------------------------------------------------------
INVESTMENT COMPANY (0.5%)
UNITED STATES (0.5%)
BGI Institutional Money Market Fund (capital
  markets) (h)                                       3,100,713   $  3,100,713
                                                                 ------------
Total Investment Company
  (Cost $3,100,713)                                                 3,100,713
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
REPURCHASE AGREEMENT (0.2%)
UNITED STATES (0.2%)
Morgan Stanley & Co.
  4.98%, dated 4/28/06
  due 5/1/06
  Proceeds at Maturity $1,285,701
  (Collateralized by various bonds
  with a Principal Amount of
  $1,333,199 and a Market Value
  of $1,323,162) (capital markets) (h)              $1,285,166      1,285,166
                                                                 ------------
Total Repurchase Agreement
  (Cost $1,285,166)                                                 1,285,166
                                                                 ------------
TIME DEPOSITS (8.8%)
UNITED STATES (8.8%)
Abbey National PLC
  4.78%, due 5/9/06 (capital markets) (h)            4,107,486      4,107,486
ABN Amro Bank N.V.
  4.84%, due 5/19/06 (capital markets) (h)           4,107,486      4,107,486
Banco Bilbao Vizcaya
  Argentaria S.A.
  4.905%, due 5/24/06 (capital markets) (h)          3,285,987      3,285,987
Bank of America
  4.77%, due 5/26/06 (capital markets) (h)(j)        4,107,486      4,107,486
Bank of Montreal
  4.78%, due 5/8/06 (capital markets) (h)            4,107,486      4,107,486
Bank of Nova Scotia
  4.78%, due 5/10/06 (capital markets) (h)           3,162,764      3,162,764
Barclays
  4.95%, due 6/20/06 (capital markets) (h)           3,285,987      3,285,987

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
TIME DEPOSITS (CONTINUED)
UNITED STATES (CONTINUED)
BNP Paribas
  4.80%, due 5/12/06 (capital markets) (h)          $4,107,486   $  4,107,486
Calyon
  4.955%, due 6/19/06 (capital markets) (h)          4,107,486      4,107,486
Credit Suisse First Boston Corp.
  4.91%, due 6/5/06 (capital markets) (h)            4,107,486      4,107,486
Fortis Bank
  4.77%, due 5/9/06 (capital markets) (h)            4,107,486      4,107,486
Nordea Bank Finland PLC
  5.00%, due 6/27/06 (capital markets) (h)           4,107,486      4,107,486
Societe Generale
  4.73%, due 5/9/06 (capital markets) (h)            4,107,486      4,107,486
UBS AG
  4.77%, due 5/4/06 (capital markets) (h)            5,339,731      5,339,731
                                                                 ------------
Total Time Deposits
  (Cost $56,149,329)                                               56,149,329
                                                                 ------------
Total Short-Term Investments
  (Cost $93,504,547)                                               93,504,547
                                                                 ------------
Total Investments
  (Cost $624,483,855) (k)                                111.8%   712,001,662(l)
Liabilities in Excess of
  Cash and Other Assets                                  (11.8)   (75,256,543)
                                                    ----------   ------------
Net Assets                                               100.0%  $636,745,119
                                                    ==========   ============

++   Less than one tenth of a percent.
(a)  Non-income producing security.
(b)  Represents security, or a portion thereof, which is out on loan.
(c)  ADR--American Depositary Receipt.
(d)  GDR--Global Depositary Receipt.
(e)  May be sold to institutional investors only.
(f)  Security primarily trades on New York Stock Exchange.
(g)  Fair valued security. The total cost and market value of this security at
     April 30, 2006 is $0, which reflects 0.0% of the Fund's net assets.
(h)  Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(i)  Represents security, or a portion thereof, which is segregated or designated as collateral for foreign currency forward contracts.
(j)  Floating rate. Rate shown is the rate in effect at April 30, 2006.
(k)  The cost for federal income tax purposes is $624,590,262.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    15

(l) At April 30, 2006 net unrealized appreciation for securities was $87,411,400, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $88,236,387 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $824,987.
(m)  The following abbreviations are used in the above portfolio:

E--Euro

The table below sets forth the diversification of MainStay International Equity Fund investments by industry.

INDUSTRY DIVERSIFICATION


                                                           VALUE     PERCENT+
Air Freight & Logistics                             $ 21,011,195          3.3%
Airlines                                              19,262,011          3.0
Auto Components                                        6,411,814          1.0
Automobiles                                           21,393,637          3.4
Beverages                                             19,259,625          3.0
Building Products                                      4,848,691          0.8
Capital Markets                                      133,042,256         20.9
Chemicals                                              3,757,817          0.6
Commercial Banks                                      88,678,215         13.9
Communications Equipment                               1,591,417          0.2
Computers & Peripherals                                4,524,828          0.7
Consumer Finance                                      14,381,322          2.3
Diversified Financial Services                         8,080,920          1.3
Diversified Telecommunication Services                 4,605,500          0.7
Electric Utilities                                    21,393,227          3.4
Electronic Equipment & Instruments                     3,373,079          0.5
Food & Staples Retailing                              47,476,966          7.5
Food Products                                         22,655,994          3.6
Gas Utilities                                         15,551,633          2.4
Health Care Equipment & Supplies                       8,543,624          1.3
Household Products                                     1,298,762          0.2
Insurance                                             56,032,917          8.8
IT Services                                           14,871,517          2.3
Media                                                 39,127,071          6.1
Multiline Retail                                         125,318          0.0*
Multi-Utilities                                        1,157,849          0.2
Office Electronics                                    27,385,238          4.3
Oil, Gas & Consumable Fuels                           31,636,469          5.0
Pharmaceuticals                                       53,403,893          8.4
Software                                                 805,617          0.1
Specialty Retail                                       6,399,530          1.0
Wireless Telecommunication Services                    9,913,710          1.6
                                                    ------------   ----------
                                                     712,001,662        111.8
Liabilities in Excess of
  Cash and Other Assets                              (75,256,543)       (11.8)
                                                    ------------   ----------
Net Assets                                          $636,745,119        100.0%
                                                    ============   ==========

+    Percentages indicated are based on Fund net assets.
*    Less than one tenth of a percent.

 16   MainStay International Equity Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2006 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $624,483,855) including
  $82,199,160 market value of securities
  loaned                                        $712,001,662
Cash denominated in foreign currencies
  (identified cost $23,860,688)                   24,551,515
Cash                                                   2,548
Receivables:
  Dividends and interest                           2,598,639
  Fund shares sold                                   438,439
Other assets                                          30,542
Unrealized appreciation on foreign currency
  forward contracts                                  341,399
                                                -------------
    Total assets                                 739,964,744
                                                -------------
LIABILITIES:
Securities lending collateral                     86,572,593
Payables:
  Investment securities purchased                 14,078,186
  Manager                                            446,962
  Transfer agent                                     167,279
  Fund shares redeemed                               105,048
  NYLIFE Distributors                                 89,840
  Professional                                        46,841
  Custodian                                           19,702
  Trustees                                             3,766
Accrued expenses                                      14,267
Unrealized depreciation on foreign currency
  forward contracts                                1,675,141
                                                -------------
    Total liabilities                            103,219,625
                                                -------------
Net assets                                      $636,745,119
                                                =============
COMPOSITION OF NET ASSETS:
Share of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized:
  Class A                                       $     93,314
  Class B                                             43,005
  Class C                                              9,815
  Class I                                            270,610
  Class R1                                             2,447
  Class R2                                               267
  Class R3                                                 7
Additional paid-in capital                       529,661,532
Accumulated undistributed net investment
  income                                           4,362,716
Accumulated net realized gain on investments
  and foreign currency transactions               15,383,674
Net unrealized appreciation on investments        87,517,807
Net unrealized depreciation on translation of
  other assets and liabilities in foreign
  currencies and foreign currency forward
  contracts                                         (600,075)
                                                -------------
Net assets                                      $636,745,119
                                                =============
CLASS A
Net assets applicable to outstanding shares     $142,262,463
                                                =============
Shares of beneficial interest outstanding          9,331,415
                                                =============
Net asset value per share outstanding           $      15.25
Maximum sales charge (5.50% of offering price)          0.89
                                                -------------
Maximum offering price per share outstanding    $      16.14
                                                =============
CLASS B
Net assets applicable to outstanding shares     $ 62,240,756
                                                =============
Shares of beneficial interest outstanding          4,300,494
                                                =============
Net asset value and offering price per share
  outstanding                                   $      14.47
                                                =============
CLASS C
Net assets applicable to outstanding shares     $ 14,192,425
                                                =============
Shares of beneficial interest outstanding            981,464
                                                =============
Net asset value and offering price per share
  outstanding                                   $      14.46
                                                =============
CLASS I
Net assets applicable to outstanding shares     $413,906,664
                                                =============
Shares of beneficial interest outstanding         27,061,021
                                                =============
Net asset value and offering price per share
  outstanding                                   $      15.30
                                                =============
CLASS R1
Net assets applicable to outstanding shares     $  3,726,089
                                                =============
Shares of beneficial interest outstanding            244,710
                                                =============
Net asset value and offering price per share
  outstanding                                   $      15.23
                                                =============
CLASS R2
Net assets applicable to outstanding shares     $    406,725
                                                =============
Shares of beneficial interest outstanding             26,660
                                                =============
Net asset value and offering price per share
  outstanding                                   $      15.26
                                                =============
CLASS R3
Net assets applicable to outstanding shares     $      9,997
                                                =============
Shares of beneficial interest outstanding                655
                                                =============
Net asset value and offering price per share
  outstanding                                   $      15.26
                                                =============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    17

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2006 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                  $ 7,267,288
  Interest                                           237,282
  Income from securities loaned--net                 208,185
                                                 ------------
    Total income                                   7,712,755
                                                 ------------
EXPENSES:
  Manager                                          2,063,123
  Transfer agent--Classes A, B and C                 330,471
  Transfer agent--Classes I, R1, R2 and R3            34,160
  Distribution--Class B                              259,372
  Distribution--Class C                               47,538
  Distribution/Service--Class A                      145,317
  Service--Class B                                    86,457
  Service--Class C                                    15,846
  Distribution/Service--Class R2                         475
  Professional                                        83,505
  Custodian                                           75,751
  Registration                                        70,942
  Recordkeeping                                       36,237
  Shareholder communication                           19,400
  Trustees                                            12,287
  Shareholder service fees--Class R1                   1,735
  Shareholder service fees--Class R2                     190
  Miscellaneous                                       18,921
                                                 ------------
    Total expenses                                 3,301,727
  Net recouped fees                                   33,294
  Reimbursement from Manager for audit and
    legal costs (See Note 3(B) on page 24.)          (33,501)
                                                 ------------
    Net expenses                                   3,301,520
                                                 ------------
Net investment income                              4,411,235
                                                 ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
  Security transactions                           16,117,533
  Foreign currency transactions                   (1,411,249)
                                                 ------------
Net realized gain on investments and foreign
  currency transactions                           14,706,284
                                                 ------------
Net increase from payments from Manager for
  losses attributable to shareholder trading
  arrangements (See Note 3(B) on page 24.)           772,000
                                                 ------------
Net change in unrealized appreciation
  (depreciation) on:
  Security transactions                           57,711,248
  Translation of other assets and liabilities
    in foreign currencies and foreign currency
    forward contracts                                204,403
                                                 ------------
Net change in unrealized appreciation on
  investments and foreign currency transactions   57,915,651
                                                 ------------
Net realized and unrealized gain on investments
  and foreign currency transactions               73,393,935
                                                 ------------
Net increase in net assets resulting from
  operations                                     $77,805,170
                                                 ============

(a) Dividends recorded net of foreign withholding taxes in the amount of $749,595.

 18   MainStay International Equity Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2006 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2005

                                             2006           2005
INCREASE IN NET ASSETS:
Operations:
 Net investment income               $  4,411,235   $  2,664,014
 Net realized gain on investments
  and foreign currency transactions    14,706,284     15,152,803
 Net increase from payments from
  Manager for losses attributable
  to shareholder trading
  arrangements (See Note 3(B) on
  page 24.)                               772,000             --
 Net change in unrealized
  appreciation on investments and
  foreign currency transactions        57,915,651      7,541,183
                                     ---------------------------
 Net increase in net assets
  resulting from operations            77,805,170     25,358,000
                                     ---------------------------
 Dividends and distributions to shareholders:
 From net investment income:
   Class A                               (289,383)      (124,050)
   Class I                             (1,474,794)      (315,680)
   Class R1                               (26,140)            (7)
   Class R2                                (1,818)            (5)
 From net realized gain on
  investments:
   Class A                             (3,820,332)            --
   Class B                             (4,019,173)            --
   Class C                               (517,419)            --
   Class I                             (6,453,914)            --
   Class R1                              (141,124)            --
   Class R2                               (18,053)            --
                                     ---------------------------
 Total dividends and distributions
  to shareholders                     (16,762,150)      (439,742)
                                     ---------------------------
Capital share transactions:
 Net proceeds from sale of shares:
   Class A                             58,585,674     31,994,008
   Class B                              5,910,219     22,268,445
   Class C                              2,401,990      5,607,703
   Class I                            246,112,629    104,105,747
   Class R1                                 3,261      3,402,303
   Class R2                                42,409        812,060
   Class R3                                10,000             --

                                             2006           2005
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends and distributions:
   Class A                           $  3,389,804   $    104,879
   Class B                              3,798,454             --
   Class C                                396,465             --
   Class I                              6,548,809        315,680
   Class R1                               167,264              8
   Class R2                                19,871              5
                                     ---------------------------
                                      327,386,849    168,610,838
 Cost of shares redeemed+:
   Class A                            (22,369,943)   (24,514,014)
   Class B                            (42,958,790)   (12,671,567)
   Class C                             (1,746,518)    (1,620,586)
   Class I                            (10,903,573)   (13,757,168)
   Class R1                              (188,759)      (103,598)
   Class R2                              (116,098)      (383,485)
                                     ---------------------------
                                      (78,283,681)   (53,050,418)
    Increase in net assets derived
     from capital share
     transactions                     249,103,168    115,560,420
                                     ---------------------------
    Net increase in net assets        310,146,188    140,478,678

NET ASSETS:
Beginning of period                   326,598,931    186,120,253
                                     ---------------------------
End of period                        $636,745,119   $326,598,931
                                     ===========================
Accumulated undistributed net
 investment income at end of period  $  4,362,716   $  1,743,616
                                     ===========================

+ Cost of shares redeemed net of redemption fee of $2,870 and $15,431 for the six months ended April 30, 2006 and the year ended October 31, 2005, respectively.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                           CLASS A
                                ----------------------------------------------------------------------------------------------
                                                                            JANUARY 1,
                                SIX MONTHS                                     2003*
                                  ENDED                 YEAR ENDED            THROUGH                   YEAR ENDED
                                APRIL 30,               OCTOBER 31,         OCTOBER 31,                DECEMBER 31,
                                 2006***             2005        2004          2003          2002           2001        2000
Net asset value at beginning
 of period                       $  13.53           $ 11.95     $ 10.50       $  8.73       $  9.11        $ 10.98     $ 15.23
                                ----------          -------     -------     -----------     -------        -------     -------
Net investment income (loss)         0.11(a)           0.15(a)     0.07(a)       0.08(a)      (0.00)(a)(d)   (0.01)(a)   (0.08)(a)
Net realized and unrealized
 gain (loss) on investments          2.28              1.59        1.48          1.63         (0.43)         (1.82)      (3.07)
Net realized and unrealized
 gain (loss) on foreign
 currency transactions              (0.04)            (0.14)       0.03          0.04          0.05           0.11       (0.12)
                                ----------          -------     -------     -----------     -------        -------     -------
Total from investment
 operations                          2.35              1.60        1.58          1.75         (0.38)         (1.72)      (3.27)
                                ----------          -------     -------     -----------     -------        -------     -------
Less dividends and
 distributions:
 From net investment income         (0.04)            (0.02)      (0.13)           --            --          (0.09)         --
 From net realized gain on
   investments                      (0.59)               --          --            --            --          (0.06)      (0.98)
                                ----------          -------     -------     -----------     -------        -------     -------
Total dividends and
 distributions                      (0.63)            (0.02)      (0.13)           --            --          (0.15)      (0.98)
                                ----------          -------     -------     -----------     -------        -------     -------
Redemption fee (a)                   0.00(d)           0.00(d)     0.00(d)       0.02            --             --          --
                                ----------          -------     -------     -----------     -------        -------     -------
Net asset value at end of
 period                          $  15.25           $ 13.53     $ 11.95       $ 10.50       $  8.73        $  9.11     $ 10.98
                                ==========          =======     =======     ===========     =======        =======     =======
Total investment return (b)         17.97%(c)(f)(g)   13.40%      15.11%        20.27%(c)     (4.17%)       (15.70%)    (21.32%)
Ratios (to average net
 assets)/Supplemental Data:
   Net investment income
     (loss)                          1.60%(e)+         1.15%       0.60%         0.99%+       (0.05%)        (0.07%)     (0.56%)
   Net expenses                      1.62%+            1.74%       1.90%         2.27%+        2.26%          2.17%       2.15%
   Expenses (before
     reimbursement/recoupment)       1.62%+            1.76%         --            --            --             --          --
Portfolio turnover rate                22%               51%         54%           71%          102%           129%         30%
Net assets at end of period
 (in 000's)                      $142,262           $87,204     $70,252       $43,747       $30,084        $25,470     $29,730

                                                                         CLASS C
                                -----------------------------------------------------------------------------------------
                                                                           JANUARY 1,
                                SIX MONTHS                                    2003*
                                  ENDED                 YEAR ENDED           THROUGH                 YEAR ENDED
                                APRIL 30,              OCTOBER 31,         OCTOBER 31,              DECEMBER 31,
                                 2006***             2005        2004         2003          2002       2001        2000
Net asset value at beginning
 of period                       $ 12.87            $ 11.44     $10.09       $ 8.44        $ 8.87     $ 10.70     $ 14.95
                                ----------          -------     ------     -----------     ------     -------     -------
Net investment income (loss)        0.07(a)            0.05(a)   (0.02)(a)     0.02(a)      (0.08)(a)   (0.07)(a)   (0.17)(a)
Net realized and unrealized
 gain (loss) on investments         2.15               1.52       1.41         1.57         (0.40)      (1.80)      (2.98)
Net realized and unrealized
 gain (loss) on foreign
 currency transactions             (0.04)             (0.14)      0.03         0.04          0.05        0.11       (0.12)
                                ----------          -------     ------     -----------     ------     -------     -------
Total from investment
 operations                         2.18               1.43       1.42         1.63         (0.43)      (1.76)      (3.27)
                                ----------          -------     ------     -----------     ------     -------     -------
Less dividends and
 distributions:
 From net investment income           --                 --      (0.07)          --            --       (0.01)         --
 From net realized gain on
   investments                     (0.59)                --         --           --            --       (0.06)      (0.98)
                                ----------          -------     ------     -----------     ------     -------     -------
Total dividends and
 distributions                     (0.59)                --      (0.07)          --            --       (0.07)      (0.98)
                                ----------          -------     ------     -----------     ------     -------     -------
Redemption fee (a)                  0.00(d)            0.00(d)    0.00(d)      0.02            --          --          --
                                ----------          -------     ------     -----------     ------     -------     -------
Net asset value at end of
 period                          $ 14.46            $ 12.87     $11.44       $10.09        $ 8.44     $  8.87     $ 10.70
                                ==========          =======     ======     ===========     ======     =======     =======
Total investment return (b)        17.50%(c)(f)(g)    12.50%     14.16%       19.55%(c)     (4.85%)    (16.44%)    (21.71%)
Ratios (to average net
 assets)/Supplemental Data:
   Net investment income
     (loss)                         0.99%(e)+          0.40%     (0.15%)       0.24%+       (0.80%)     (0.82%)     (1.31%)
   Net expenses                     2.37%+             2.49%      2.65%        3.02%+        3.01%       2.92%       2.90%
   Expenses (before
     reimbursement/recoupment)      2.37%+             2.51%        --           --            --          --          --
Portfolio turnover rate               22%                51%        54%          71%          102%        129%         30%
Net assets at end of period
 (in 000's)                      $14,192            $11,600     $6,718       $2,715        $1,284     $   371     $   692

*    The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of operations.
***  Unaudited.
+    Annualized.
(a)  Per share date based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges.
     Class I, R1, R2 and R3 are not subject to sales charges.
(c)  Total return is not annualized.
(d)  Less than one cent per share.
(e)  The difference between the net investment income ratio by class does not equal the difference between the net expense ratio by class due to the timing of purchases and redemptions of Fund shares in relation to the recognition of income of the
     Fund.
(f)  Includes nonrecurring reimbursements from Manager for audit and legal costs. There was no effect on total return. (See Note 3(B) on page 24.)
(g)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager reimbursement of such losses were 0.23% for Class A, Class I,
     Class R1 and Class R2 and 0.24% for Class B and Class C. (See Note 3(B) on page 24.)

 20   MainStay International Equity Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                              CLASS B
---------------------------------------------------------------------------------------------------
                                                    JANUARY 1,
      SIX MONTHS                                       2003*
        ENDED                   YEAR ENDED            THROUGH                 YEAR ENDED
      APRIL 30,                 OCTOBER 31,         OCTOBER 31,              DECEMBER 31,
       2006***               2005        2004          2003          2002        2001        2000
       $ 12.88              $ 11.44     $ 10.09       $  8.44       $  8.88     $ 10.70     $ 14.95
    --------------          -------     -------     -----------     -------     -------     -------
          0.08(a)              0.05(a)    (0.02)(a)      0.02(a)      (0.08)(a)   (0.07)(a)   (0.17)(a)
          2.14                 1.53        1.41          1.57         (0.41)      (1.79)      (2.98)

         (0.04)               (0.14)       0.03          0.04          0.05        0.11       (0.12)
    --------------          -------     -------     -----------     -------     -------     -------
          2.18                 1.44        1.42          1.63         (0.44)      (1.75)      (3.27)
    --------------          -------     -------     -----------     -------     -------     -------
            --                   --       (0.07)           --            --       (0.01)         --
         (0.59)                  --          --            --            --       (0.06)      (0.98)
    --------------          -------     -------     -----------     -------     -------     -------
         (0.59)                  --       (0.07)           --            --       (0.07)      (0.98)
    --------------          -------     -------     -----------     -------     -------     -------
          0.00(d)              0.00(d)     0.00(d)       0.02            --          --          --
    --------------          -------     -------     -----------     -------     -------     -------
       $ 14.47              $ 12.88     $ 11.44       $ 10.09       $  8.44     $  8.88     $ 10.70
    ==============          =======     =======     ===========     =======     =======     =======
         17.49%(c)(f)(g)      12.59%      14.16%        19.55%(c)     (4.95%)    (16.34%)    (21.71%)
          1.30%(e)+            0.40%      (0.15%)        0.24%+       (0.80%)     (0.82%)     (1.31%)
          2.37%+               2.49%       2.65%         3.02%+        3.01%       2.92%       2.90%
          2.37%+               2.51%         --            --            --          --          --
            22%                  51%         54%           71%          102%        129%         30%
       $62,241              $88,410     $69,882       $56,490       $46,779     $51,887     $70,182

                        CLASS I                                                CLASS R1                           CLASS R2
-------------------------------------------------------     -----------------------------------------------     ------------
                                            JANUARY 2,                                          JANUARY 2,
    SIX MONTHS                                2004**        SIX MONTHS                            2004**        SIX MONTHS
      ENDED                 YEAR ENDED        THROUGH         ENDED             YEAR ENDED        THROUGH         ENDED
    APRIL 30,               OCTOBER 31,     OCTOBER 31,     APRIL 30,           OCTOBER 31,     OCTOBER 31,     APRIL 30,
       2006***                 2005            2004          2006***               2005            2004          2006***
       $  13.60              $  12.02         $ 11.40         $13.54              $12.00          $11.40          $13.55
    --------------          -----------     -----------     ----------          -----------     -----------     ----------
           0.16(a)               0.23(a)         0.12(a)        0.16(a)             0.22(a)         0.12(a)         0.15(a)
           2.28                  1.59            0.49           2.26                1.54            0.47            2.26

          (0.04)                (0.14)           0.01          (0.04)              (0.14)           0.01           (0.04)
    --------------          -----------     -----------     ----------          -----------     -----------     ----------
           2.40                  1.68            0.62           2.38                1.62            0.60            2.37
    --------------          -----------     -----------     ----------          -----------     -----------     ----------
          (0.11)                (0.10)             --          (0.10)              (0.08)             --           (0.07)
          (0.59)                   --              --          (0.59)                 --              --           (0.59)
    --------------          -----------     -----------     ----------          -----------     -----------     ----------
          (0.70)                (0.10)             --          (0.69)              (0.08)             --           (0.66)
    --------------          -----------     -----------     ----------          -----------     -----------     ----------
           0.00(d)               0.00(d)         0.00(d)        0.00(d)             0.00(d)         0.00(d)         0.00(d)
    --------------          -----------     -----------     ----------          -----------     -----------     ----------
       $  15.30              $  13.60         $ 12.02         $15.23              $13.54          $12.00          $15.26
    ==============          ===========     ===========     ==========          ===========     ===========     ==========
          18.34%(c)(f)(g)       13.98%           5.44%(c)      18.27%(c)(f)(g)     13.57%           5.26%(c)       18.15%(c)(f)(g)
           2.27%(e)+             1.72%           1.33%+         2.21%(e)+           1.62%           1.23%+          2.14%(e)+
           1.06%+                1.17%           1.17%+         1.16%+              1.27%           1.27%+          1.41%+
           1.06%+                1.19%             --           1.16%+              1.29%             --            1.41%+
             22%                   51%             54%            22%                 51%             54%             22%
       $413,907              $135,643         $39,266         $3,726              $3,325          $    1          $  407

             CLASS R2              CLASS R3
     -------------------------     ---------
                   JANUARY 2,      APRIL 28,
                     2004**         2006**
     YEAR ENDED      THROUGH        THROUGH
     OCTOBER 31,   OCTOBER 31,     APRIL 30,
        2005          2004          2006***
       $11.99        $11.40         $15.26
     -----------   -----------     ---------
         0.19(a)       0.09(a)        0.00(a)
         1.57          0.49             --
        (0.14)         0.01             --
     -----------   -----------     ---------
         1.62          0.59           0.00
     -----------   -----------     ---------
        (0.06)           --             --
           --            --             --
     -----------   -----------     ---------
        (0.06)           --             --
     -----------   -----------     ---------
         0.00(d)       0.00(d)          --
     -----------   -----------     ---------
       $13.55        $11.99         $15.26
     ===========   ===========     =========
        13.52%         5.18%(c)       0.00%(c)
         1.37%         0.98%+        (0.99%)(e)
         1.52%         1.52%+         1.61%
         1.54%           --           1.61%
           51%           54%            22%
       $  416        $    1         $   10

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    21

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises nineteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay International Equity Fund (the "Fund"), a diversified fund.

The Fund currently offers seven classes of shares, Class A shares, Class B shares, Class C shares, Class I shares, Class R1 shares, Class R2 shares, and Class R3 shares. Distribution of Class A shares commenced on January 3, 1995. Distribution of Class B shares and Class C shares commenced on September 13, 1994 and September 1, 1998, respectively. Distribution of Class I shares, Class R1 shares and Class R2 shares commenced on January 2, 2004. Distribution of Class R3 shares commenced on April 28, 2006. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are not subject to a sales charge. The seven classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B and Class C shares are subject to higher distribution fee rates than Class A, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution or service fee. Class R1, Class R2 and Class R3 shares are authorized to pay to New York Life Investment Management LLC, its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R1, Class R2 or Class R3 shares, a shareholder service fee.

The Fund's investment objective is to provide long-term growth of capital commensurate with an acceptable level of risk by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

The Fund also invests in foreign securities which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed in good faith by Board of Trustees to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's principal market is temporarily closed at a time when under normal conditions it would be open. At April 30, 2006, the Fund held one security with no value, that was valued in such a manner. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3, conclude that such events may have effected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events.

 22   MainStay International Equity Fund

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts primarily to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the Fund's returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations. (see Note 5 on page 26.)

(H) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments, are reflected in unrealized foreign exchange gains or losses at period end exchange rates.

(I) SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans

                                                    www.mainstayfunds.com     23
are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (see Note 5 on page 26.)

(J) REDEMPTION FEE. The Fund imposes a 2.00% redemption fee on redemptions (including exchanges) of Fund shares made within 60 days of their date of purchase for Class A, Class B, Class C and Class I shares. The redemption fee is designed to offset brokerage commissions and other costs associated with short-term trading and is not assessed on the shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fees are included in the Statement of Changes in Net Assets' shares redeemed amount and retained by the Fund.

(K) INDEMNIFICATIONS. In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and indirect wholly-owned subsidiary of New York Life, acts as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and facilities furnished at an annual percentage of the Fund's average daily net assets as follows: 0.90% on assets up to $500 million and 0.85% on assets in excess $500 million. The Manager has entered into a written expense limitation agreement, under which the Manager has agreed to reimburse the expenses of the Fund so that the total ordinary operating expenses (total annual fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed, on an annualized basis 1.75% of the average daily net assets of the Class A shares. An equivalent reimbursement, in an equal amount of basis points, will be applied to the other share classes. The Manager, within three years of incurring such expenses, may recoup the amount of any management fee waiver or expense reimbursement from the Fund pursuant to this agreement if such recoupment does not cause the Fund to exceed existing expense limitations. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. For the six months ended April 30, 2006, the Manager earned fees from the Fund in the amount of $2,063,123. It was not necessary for the Manager to reimburse the Fund for expenses for the six months ended April 30, 2006. During the period, the Manager recouped $33,294 which represents the total amount eligible for recoupment at April 30, 2006.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and the Subadvisor, the Manager pays the Subadvisor a monthly fee of 0.60% of the average daily net assets of the Fund. To the extent the Manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

(B) PAYMENTS FROM AFFILIATES. NYLIM reimbursed or paid all expenses relating to the Board of Trustees' review of fund trading as described in the footnote relating to "Other Matters." (see page 27.)

The total costs associated were approximately $821,000 and included payments to certain third party service providers. The amount that was reimbursed to the International Equity Fund is $33,501.

Additional payments were made by affiliates relating to the Trustees review of certain shareholder trading matters. Further discussion regarding these payments by affiliates can be found below in the footnote relating to "Other Matters."

The reimbursement amount as well as the additional payment made by NYLIM are disclosed in the Statement of Operations as expenses reimbursed and net increase from payments for losses attributable to shareholder trading arrangements. This reimbursement and payment impacted the expenses and/or net investment income ratios as well

 24   MainStay International Equity Fund
as the total return calculations included in the financial highlights and in the performance tables and expense charts in this report.

(C) DISTRIBUTION, SERVICE AND SHAREHOLDER SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to Class A, Class B, Class C, Class R2 and Class R3 shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A and Class R2 Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A and Class R2 shares, which is an expense of the Class A and Class R2 shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund. Pursuant to the Class R3 Plan, the Distributor receives a monthly fee from the Fund at the annual rate of 0.50% of the average daily net assets of the Fund's Class R3 shares, which is an expense of the Class R3 shares of the Fund for distribution or service activities as designated by the Distributor. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

The Fund has adopted a shareholder services plan with respect to Class R1, Class R2 and Class R3 shares. Under the terms of this plan, Class R1, Class R2 and Class R3 shares are authorized to pay to NYLIM, its affiliates, or independent third-party providers, as compensation for services rendered, a shareholder services fee at the rate of 0.10% of the average daily net assets of the Fund's Class R1, Class R2 and Class R3 shares.

(D) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $262,357 for the six months ended April 30, 2006. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $901, $43,687 and $2,844, respectively, for the six months ended April 30, 2006.

(E) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible.

Transfer agent expenses incurred by the Fund for the six months ended April 30, 2006, amounted to $364,631.

(F) NON-INTERESTED TRUSTEES FEES. Non-Interested Trustees are paid an annual retainer fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual retainer fee of $20,000. The Audit and Compliance Committee Chairman receives an additional $2,000 for each meeting of the Audit and Compliance Committee attended and the Chairpersons of the Brokerage and Expense Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the respective Committee meetings attended. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus, the Fund only pays a portion of the fees identified above.

(G) CAPITAL. At April 30, 2006, New York Life held shares of Class R3 with a net value of $9,997. This represents 100% of Class R3 shares net assets and less than one-tenth of a percent of the Fund's total net assets at April 30, 2006.

(H) OTHER. Pursuant to the Management Agreement, fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $4,112 for the six months ended April 30, 2006.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $36,237 for the six months ended April 30, 2006.

NOTE 4--FEDERAL INCOME TAX:

The Fund utilized $980,301 of capital loss carryforwards during the year ended October 31, 2005.

                                                    www.mainstayfunds.com     25

The tax character of distributions paid during the year ended October 31, 2005, shown in the Statement of Changes in Net Assets, was as follows:

                                         2005
Distributions paid from:
  Ordinary Income                    $439,742
---------------------------------------------

NOTE 5--FUND SECURITIES LOANED AND FOREIGN CURRENCY FORWARD CONTRACTS:

As of April 30, 2006, the Fund had securities on loan with an aggregate market value of $82,199,160. The Fund received $86,572,593 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Securities purchased with collateral received are valued at amortized cost.

Foreign Currency Forward Contracts at April 30, 2006:

                                                                     CONTRACT                CONTRACT            UNREALIZED
                                                                       AMOUNT                  AMOUNT         APPRECIATION/
                                                                         SOLD               PURCHASED        (DEPRECIATION)
Foreign Cross Currency Contracts
---------------------------------------------------------------------------------------------------------------------------
Australian Dollar vs. Canadian Dollar, expiring 8/14/06       C$  11,530,000        A$     13,618,645       $       (12,749)
---------------------------------------------------------------------------------------------------------------------------
Canadian Dollar vs. Swedish Krona, expiring 5/30/06           C$   9,335,000        SK     63,674,044               316,034
---------------------------------------------------------------------------------------------------------------------------
Japanese Yen vs. Swiss Franc, expiring 6/6/06                 CF  38,815,000        Y   3,478,934,660              (706,981)
---------------------------------------------------------------------------------------------------------------------------
Euro Dollar vs. Japanese Yen, expiring 5/26/06                E   30,658,000        Y   4,287,614,895              (955,411)
---------------------------------------------------------------------------------------------------------------------------
Euro Dollar vs. Japanese Yen, expiring 7/18/06                E    4,000,000        Y     574,020,000                25,365
---------------------------------------------------------------------------------------------------------------------------
Net unrealized depreciation on foreign currency forward
  contracts:                                                                                                $    (1,333,742)
---------------------------------------------------------------------------------------------------------------------------

Foreign Currency held at April 30, 2006:

                                                                         CURRENCY              COST                 VALUE
Australian Dollar                                             A$       7,875,894        $ 5,822,823       $     5,983,711
-------------------------------------------------------------------------------------------------------------------------
Euro                                                          E            9,382             11,759                11,836
-------------------------------------------------------------------------------------------------------------------------
Hong Kong Dollar                                              HK$          8,250              1,064                 1,064
-------------------------------------------------------------------------------------------------------------------------
Japanese Yen                                                  Y    1,871,471,400         15,917,136            16,435,879
-------------------------------------------------------------------------------------------------------------------------
Pound Sterling                                                L        1,019,261          1,852,661             1,858,674
-------------------------------------------------------------------------------------------------------------------------
Singapore Dollar                                              SGD$        53,040             33,208                33,551
-------------------------------------------------------------------------------------------------------------------------
Swiss Franc                                                   CF         281,278            222,037               226,800
-------------------------------------------------------------------------------------------------------------------------
                                                                                        $23,860,688       $    24,551,515
-------------------------------------------------------------------------------------------------------------------------

NOTE 6--CUSTODIAN:

Investors Bank & Trust Company is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .070% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the six months ended April 30, 2006.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended April 30, 2006, purchases and sales of securities, other than short-term securities, were $313,470 and $97,115, respectively.

 26   MainStay International Equity Fund

NOTE 9--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                                                  SIX MONTHS ENDED
                                                                                  APRIL 30, 2006*
                                                      ------------------------------------------------------------------------
                                                      CLASS A   CLASS B   CLASS C   CLASS I   CLASS R1   CLASS R2   CLASS R3**
                                                      -------   -------   -------   -------   --------   --------   ----------
Shares sold                                            4,236       436      179     17,382       --(a)       3           1
------------------------------------------------------------------------------------------------------------------------------
Shares issued in reinvestment of dividends and
 distributions                                           251       296       31        481       12          1          --(a)
------------------------------------------------------------------------------------------------------------------------------
                                                       4,487       732      210     17,863       12          4           1
------------------------------------------------------------------------------------------------------------------------------
Shares redeemed                                       (1,603)   (3,298)    (130)      (777)     (13)        (8)         --(a)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                2,884    (2,566)      80     17,086       (1)        (4)          1
------------------------------------------------------------------------------------------------------------------------------

                                                                                YEAR ENDED
                                                                             OCTOBER 31, 2005
                                                        -----------------------------------------------------------
                                                        CLASS A   CLASS B   CLASS C   CLASS I   CLASS R1   CLASS R2
                                                        -------   -------   -------   -------   --------   --------
Shares sold                                              2,408     1,753      441      7,718      254         58
-------------------------------------------------------------------------------------------------------------------
Shares issued in reinvestment of dividends                   8        --       --         24       --(a)      --
-------------------------------------------------------------------------------------------------------------------
                                                         2,416     1,753      441      7,742      254         58
-------------------------------------------------------------------------------------------------------------------
Shares redeemed                                         (1,848)     (994)    (127)    (1,033)      (8)       (27)
-------------------------------------------------------------------------------------------------------------------
Net increase                                               568       759      314      6,709      246         31
-------------------------------------------------------------------------------------------------------------------

*   Unaudited.
** Commencement of Operations on April 28, 2006.
(a) Less than one thousand.

NOTE 10--FUND ACQUISITIONS:

On February 4, 2005, the Fund acquired the assets, including investments, and assumed the identified liabilities of MainStay Research Value Fund. This reorganization was completed after shareholders approved the plan on February 2, 2005. The aggregate net assets of the Fund immediately before the acquisition $726,266,628 and the combined net assets after the acquisition was $787,839,551.

The acquisition was accomplished by a tax-free exchange of the following:

                                                        SHARES          VALUE
MainStay Research Value Fund
-----------------------------------------------------------------------------
Class A                                              2,056,326   $23,895,074
-----------------------------------------------------------------------------
Class B                                              2,298,713    25,696,672
-----------------------------------------------------------------------------
Class C                                              1,071,990    11,981,177
-----------------------------------------------------------------------------

In exchange for the Mainstay Research Value Fund shares and net assets, the Fund issued the following number of shares:

                                                                         SHARES
Class A                                                              1,213,851
-------------------------------------------------------------------------------
Class B                                                              1,307,962
-------------------------------------------------------------------------------
Class C                                                                610,075
-------------------------------------------------------------------------------

MainStay Research Value Fund's net assets after adjustments for any permanent book-to-tax differences at the acquisition date were as follows, which include the following amounts of capital stock, unrealized appreciation, accumulated net realized loss and undistributed net investment income:

                                                                    ACCUMULATED     UNDISTRIBUTED
                              TOTAL                                         NET               NET
                                NET        CAPITAL     UNREALIZED      REALIZED        INVESTMENT
                             ASSETS          STOCK   APPRECIATION          LOSS            INCOME
MainStay Research
 Value Fund            $61,572,923    $59,338,513    $10,409,157    $(8,174,888)  $           151
-------------------------------------------------------------------------------------------------

NOTE 11--OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises have cooperated fully and completed responding to these requests. As previously reported in response to those requests for information and, as noted in the notes to the year-end 2004 and 2005 financial statements of each fund of the Trust, NYLIM had been a party to arrangements with certain registered representatives of broker-dealers relating to the level of trading by clients of those registered representatives in shares of certain funds of the Trust. All such arrangements were terminated by the fourth quarter of 2003. NYLIM and the Trustees of the Trust have reviewed the possible dilutive effects that transactions under those arrangements and certain other levels of trading by fund shareholders over the period from 1999 to 2003 may have had on the funds. As a result of this review, in December 2005, NYLIM made payments totaling $5.882 million to nine MainStay funds. The amount paid to the MainStay International

                                                    www.mainstayfunds.com     27

Equity Fund was $772,000. NYLIM has reimbursed or paid all expenses relating to the Board of Trustees' review of this matter, as well as substantially all of the costs associated with the other regulatory matters described in this note.

In a separate matter, the Securities and Exchange Commissions has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that fund, as well as the related guarantee disclosure to fund shareholders. Discussions have been held with the Securities and Exchange Commissions concerning a possible resolution of this matter. There can be no assurance of the outcome of these efforts.

 28   MainStay International Equity Fund

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investment Management LLC ("NYLIM") uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-202-551-5850); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

SPECIAL MEETING OF SHAREHOLDERS

Pursuant to notice, a special meeting and three adjournment meetings (pertaining only to certain Funds) of the shareholders of The MainStay Funds (the "Trust") were held on March 27, April 17, May 8, and June 8, 2006, respectively, at the Parsippany, New Jersey offices of New York Life Investment Management LLC. The purpose of the meetings was to present the following proposals for shareholder consideration:

1. To elect the following individuals to the Board of Trustees of the Trust;

  - Charlynn Goins
  - Edward J. Hogan
  - Alan R. Latshaw
  - Terry L. Lierman
  - John B. McGuckian
  - Donald E. Nickelson
  - Richard S. Trutanic
  - Gary E. Wendlandt (Interested Trustee)

There are no other Trustees of the Trust.

2. To grant the Trust the approval to enter into and materially amend agreements with Subadvisors on behalf of one or more of the Funds without obtaining shareholder approval; and

3. To approve the amendment of certain fundamental investment restrictions.

No other business came before the special meetings.

Each of the proposals listed above was passed by the shareholders of the Fund as shown below.

                                                 VOTES     VOTES
INTERNATIONAL EQUITY FUND         VOTES FOR     AGAINST   WITHHELD     TOTAL
PROPOSAL #1-ELECTION OF TRUSTEES
-------------------------------------------------------------------------------
a. Charlynn Goins                17,729,769            0   598,208  18,327,977
-------------------------------------------------------------------------------
b. Edward J. Hogan               17,727,173            0   600,804  18,327,977
-------------------------------------------------------------------------------
c. Alan R. Latshaw               17,721,815            0   606,163  18,327,978
-------------------------------------------------------------------------------
d. Terry L. Lierman              17,723,832            0   604,145  18,327,977
-------------------------------------------------------------------------------
e. John B. McGuckian             17,718,424            0   609,553  18,327,977
-------------------------------------------------------------------------------
f. Donald E. Nickelson           17,729,341            0   598,636  18,327,977
-------------------------------------------------------------------------------
g. Richard S. Trutanic           17,721,510            0   606,468  18,327,978
-------------------------------------------------------------------------------
h. Gary E. Wendlandt             17,730,507            0   597,471  18,327,978
-------------------------------------------------------------------------------
PROPOSAL #2-APPROVAL TO ENTER INTO AND MATERIALLY AMEND AGREEMENTS
-------------------------------------------------------------------------------
                                 13,192,070      213,168   564,218  13,969,456
-------------------------------------------------------------------------------
PROPOSAL #3-AMENDMENT TO CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS
-------------------------------------------------------------------------------
a. Borrowing                     13,280,519      123,413   565,526  13,969,458
-------------------------------------------------------------------------------
b. Senior Securities             13,299,735      103,816   565,908  13,969,459
-------------------------------------------------------------------------------
c. Underwriting Securities       13,298,501      103,946   567,012  13,969,459
-------------------------------------------------------------------------------
d. Real Estate                   13,304,671      102,545   562,242  13,969,458
-------------------------------------------------------------------------------
e. Commodities                   13,296,611      109,799   563,046  13,969,456
-------------------------------------------------------------------------------
f. Making Loans                  13,288,315      112,743   568,399  13,969,457
-------------------------------------------------------------------------------
g. Concentration of Investments  13,297,668      106,218   565,574  13,969,460
-------------------------------------------------------------------------------
h. Diversification               13,306,216      101,118   562,127  13,969,461
-------------------------------------------------------------------------------

This resulted in approval of the proposals.

                                                    www.mainstayfunds.com     29

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, as of July 1, 2006, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the Trustees then in office will call a shareholder meeting for the election of Trustees, or
(2) his or her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

        GARY E.           Indefinite; Chairman   Chairman and Manager, New York Life               62           Chairman and
        WENDLANDT         since 2002, Chief      Investment Management LLC (including                           Director,
        10/8/50           Executive Officer      predecessor advisory organizations) and                        MainStay VP
                          (2004 to June 2006),   New York Life Investment Management                            Series Fund,
                          and Trustee since      Holdings LLC; Chief Executive Officer,                         Inc.
                          2000                   New York Life Investment Management LLC
                                                 and New York Life Investment Management
                                                 Holdings LLC (2000 to June 2006); Senior
                                                 Executive Vice President for Investment
                                                 and Finance, New York Life Insurance
                                                 Company (since July 2006); Executive
                                                 Vice President, New York Life Insurance
                                                 Company (1999 to June 2006); Executive
                                                 Vice President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC,
                                                 Madison Capital Funding LLC, and NYLCAP
                                                 Manager LLC; Manager, MacKay Shields
                                                 LLC; Executive Vice President, New York
                                                 Life Insurance and Annuity Corporation;
                                                 Chairman, and Director, MainStay VP
                                                 Series Fund, Inc. (25 portfolios); Chief
                                                 Executive Officer, MainStay VP Series
                                                 Fund, Inc. (2002 to June 2006); Chief
                                                 Executive Officer, Eclipse Funds (3
                                                 Portfolios) and Eclipse Funds Inc. (15
                                                 Portfolios) (2005 to June 2006);
                                                 Executive Vice President and Chief
                                                 Investment Officer, MassMutual Life
                                                 Insurance Company (1993 to 1999).
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        CHARLYNN GOINS    Indefinite; Trustee    Retired. Chairperson of the Board, New            19           None
        9/15/42           since 2001             York City Health and Hospital
                                                 Corporation.
        -----------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Indefinite; Trustee    Rear Admiral U.S. Navy (Retired);                 19           None
        8/17/32           since 1996             Independent Management Consultant (1997
                                                 to 2002).
        -----------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Indefinite; Trustee    Chair, Maryland Democratic Party;                 19           None
        1/4/48            since 1991             Chairman, Smartpaper Networks
                                                 Corporation (communications); Partner,
                                                 Health Ventures LLC (2001 to 2005); Vice
                                                 Chair, Employee Health Programs (1990 to
                                                 2002); Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc.
                                                 (1984 to 2001).
        -----------------------------------------------------------------------------------------------------------------------
        JOHN B.           Indefinite; Trustee    Chairman, Ulster Television Plc; Pro              19           Non-Executive
        MCGUCKIAN         since 1997             Chancellor, Queen's University (1985 to                        Director,
        11/13/39                                 2001).                                                         Allied Irish
                                                                                                                Banks Plc;
                                                                                                                Chairman and
                                                                                                                Non-Executive
                                                                                                                Director, Irish
                                                                                                                Continental
                                                                                                                Group, Plc;
                                                                                                                Chairman, AIB
                                                                                                                Group (UK) Plc;
                                                                                                                Non-Executive
                                                                                                                Director,
                                                                                                                Unidare Plc.
        -----------------------------------------------------------------------------------------------------------------------

     * A Trustee is considered to be an interested person of the Trust within the meaning of the 1940 Act because of an affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past Five Years." All Trustees not considered to be interested persons of the Trust are referred to as "Non-Interested Trustees."

 30   MainStay International Equity Fund

                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        DONALD E.         Indefinite; Trustee    Retired. Vice Chairman, Harbour Group             19           Director,
        NICKELSON         since 1994 and Lead    Industries, Inc. (leveraged buyout                             Adolor
        12/9/32           Non-Interested         firm); President, PaineWebber Group                            Corporation;
                          Trustee since 2000     (1988 to 1990).                                                Director, First
                                                                                                                Advantage
                                                                                                                Corporation.
        -----------------------------------------------------------------------------------------------------------------------

        RICHARD S.        Indefinite; Trustee    Chairman (1990 to present) and Chief              19           None
        TRUTANIC          since 1994             Executive Officer (1990 to 1999),
        2/13/52                                  Somerset Group (financial advisory
                                                 firm); Managing Director and Advisor,
                                                 The Carlyle Group (private investment
                                                 firm) (2002 to 2004); Senior Managing
                                                 Director, Groupe Arnault (private
                                                 investment firm) (1999 to 2002).
        -----------------------------------------------------------------------------------------------------------------------

        ALAN R. LATSHAW   Indefinite; Trustee    Retired. Partner, Ernst & Young LLP               19           State Farm
        3/27/51           and Audit Committee    (2002 to 2003); Partner, Arthur Andersen                       Associates
                          Financial Expert       LLP (1976 to 2002).                                            Funds Trusts (4
                          since 2006                                                                            portfolios);
                                                                                                                State Farm
                                                                                                                Mutual Fund
                                                                                                                Trust (15
                                                                                                                portfolios);
                                                                                                                State Farm
                                                                                                                Variable
                                                                                                                Product Trust
                                                                                                                (8 portfolios);
                                                                                                                Utopia Funds (4
                                                                                                                portfolios).
        -----------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES**

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General Counsel, and Secretary,
        ANSELMI           since 2003             New York Life Investment Management LLC (including
        10/19/46                                 predecessor advisory organizations) and New York Life
                                                 Investment Management Holdings LLC; Senior Vice President,
                                                 New York Life Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC; Secretary, NYLIM Service
                                                 Company LLC, NYLCAP Manager LLC, and Madison Capital Funding
                                                 LLC; Chief Legal Officer, Eclipse Funds, Eclipse Funds Inc.,
                                                 MainStay VP Series Fund, Inc., and McMorgan Funds; Managing
                                                 Director and Senior Counsel, Lehman Brothers Inc. (1998 to
                                                 1999); General Counsel and Managing Director, JP Morgan
                                                 Investment Management Inc. (1986 to 1998).
        -----------------------------------------------------------------------------------------------------

        ARPHIELA          Treasurer and          Director and Manager of Fund Accounting and Administration,
        ARIZMENDI         Principal Financial    New York Life Investment Management LLC (since 2003);
        10/26/56          and Accounting         Treasurer and Principal Financial and Accounting Officer,
                          Officer since 2005     Eclipse Funds, Eclipse Funds Inc., and McMorgan Funds (since
                                                 December 2005), and MainStay VP Series Fund, Inc. (since
                                                 March 2006); Assistant Treasurer, NYLIFE Distributors LLC;
                                                 Assistant Treasurer, The MainStay Funds, Eclipse Funds,
                                                 Eclipse Funds Inc., MainStay VP Series Fund, Inc., and
                                                 McMorgan Funds (1992 to December 2005).
        -----------------------------------------------------------------------------------------------------

        CHRISTOPHER O.    President since 2005   Executive Vice President, New York Life Investment
        BLUNT                                    Management LLC and New York Life Investment Management
        5/13/62                                  Holdings LLC (since 2004); Manager and Executive Vice
                                                 President, NYLIM Product Distribution, NYLIFE Distributors
                                                 LLC (since January 2005); Chairman, NYLIM Service Company
                                                 LLC (since March 2005); Chairman and Class C Director, New
                                                 York Life Trust Company, FSB (since 2004); Chairman, New
                                                 York Life Trust Company (since February 2005); President,
                                                 Eclipse Funds and Eclipse Funds Inc. (since 2005);
                                                 President, MainStay VP Series Fund, Inc. (since July 2006);
                                                 Chairman and Chief Executive Officer, Giving Capital, Inc.
                                                 (2001 to 2004); Chief Marketing Officer--Americas, Merrill
                                                 Lynch Investment Managers (1999 to 2001); President, Mercury
                                                 Funds Distributors (1999 to 2001).
        -----------------------------------------------------------------------------------------------------

        SCOTT T.          Vice President--       Director, New York Life Investment Management LLC (including
        HARRINGTON        Administration since   predecessor advisory organizations); Executive Vice
        2/8/59            2005                   President, New York Life Trust Company, and New York Life
                                                 Trust Company, FSB (since January 2006); Vice President--
                                                 Administration, MainStay VP Series Fund, Inc., Eclipse
                                                 Funds, and Eclipse Funds Inc. (since June 2005).
        -----------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     31

                          POSITION(S) HELD
                          WITH
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES**

        ALAN J.           Senior Vice President  Managing Director, Mutual Funds/Administration and Chief
        KIRSHENBAUM       since July 2006        Financial Officer of Retail Investments, New York Life
        6/25/71                                  Investment Management LLC (since July 2006); Senior Vice
                                                 President, Eclipse Funds, Eclipse Funds Inc., and MainStay
                                                 VP Series Fund, Inc. (since June 2006); Chief Financial
                                                 Officer, Bear Stearns Asset Management (1999 to May 2006).
        -----------------------------------------------------------------------------------------------------

        ALISON H.         Vice President--       Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           Compliance (2004 to    March 2006), and Managing Director and Chief Compliance
        12/16/65          June 2006); Senior     Officer (2003 to February 2006), New York Life Investment
                          Vice President and     Management LLC; Managing Director and Chief Compliance
                          Chief Compliance       Officer, New York Life Investment Management Holdings LLC
                          Officer since July     (2003 to present); Senior Managing Director, Compliance
                          2006                   (since March 2006) and Managing Director, Compliance (2003 to February 2006), NYLIFE Distributors LLC; Senior Vice
                                                 President and Chief Compliance Officer, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP Series Fund, Inc. (since
                                                 June 2006); Vice President--Compliance, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP Series Fund, Inc. (until
                                                 June 2006); Deputy Chief Compliance Officer, New York Life
                                                 Investment Management LLC (2002 to 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset Management (1999 to
                                                 2002).
        -----------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary since 2004   Managing Director and Associate General Counsel, New York
        MORRISON                                 Life Investment Management LLC (since 2004); Managing
        3/26/56                                  Director and Secretary, NYLIFE Distributors LLC; Secretary,
                                                 Eclipse Funds, Eclipse Funds Inc., and MainStay VP Series
                                                 Fund, Inc.; Chief Legal Officer--Mutual Funds and Vice
                                                 President and Corporate Counsel, The Prudential Insurance
                                                 Company of America (2000 to 2004).
        -----------------------------------------------------------------------------------------------------

        BRIAN A. MURDOCK  Chief Executive        Member of the Board of Managers and President (since 2004),
        3/14/56           Officer since July     and Chief Executive Officer (since July 2006), New York Life
                          2006                   Investment Management LLC and New York Life Investment
                                                 Management Holdings LLC; Senior Vice President, New York
                                                 Life Insurance Company (since 2004); Chairman of the Board and President, NYLIFE Distributors LLC (since 2004); Member of the Board of Managers, Madison Capital Funding LLC (since
                                                 2004); Member of the Board of Managers, NYLCAP Manager LLC
                                                 (since 2004); Chief Executive Officer, Eclipse Funds,
                                                 Eclipse Funds Inc. and MainStay VP Series Fund, Inc. (since
                                                 July 2006); Chief Operating Officer, Merrill Lynch
                                                 Investment Managers (2003 to 2004); Chief Investment
                                                 Officer, MLIM Europe and Asia (2001 to 2003); President of
                                                 Merrill Japan and Chairman of MLIM's Pacific Region (1999 to
                                                 2001).
        -----------------------------------------------------------------------------------------------------
        RICHARD W.        Vice President--Tax    Vice President, New York Life Insurance Company; Vice
        ZUCCARO           since 1991             President, New York Life Insurance and Annuity Corporation,
        12/12/49                                 New York Life Trust Company, FSB, NYLIFE Insurance Company
                                                 of Arizona, NYLIFE LLC, and NYLIFE Securities Inc.; Vice
                                                 President, Tax, NYLIFE Distributors LLC; Tax Vice President,
                                                 New York Life International, LLC, New York Life Trust
                                                 Company, and NYLIM Service Company LLC; Vice President--Tax,
                                                 Eclipse Funds and Eclipse Funds Inc. (since 1993), and
                                                 MainStay VP Series Fund, Inc. (since 1991).
        -----------------------------------------------------------------------------------------------------

 32   MainStay International Equity Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(2)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund(3)
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. Closed to new investors as of June 1, 2006.
4. An affiliate of New York Life Investment Management LLC.

                       Not part of the Semiannual Report

                       This page intentionally left blank

                       This page intentionally left blank

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C) 2006 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A08961            (RECYCLE LOGO)           MS229-06           MSIE10-06/06

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    MID CAP GROWTH FUND

                    Message from the President

                    and

                    Semiannual Report

                    Unaudited

                    April 30, 2006

MESSAGE FROM
THE PRESIDENT

Dear Shareholder,

The six months from November 1, 2005, through April 30, 2006, represented a generally positive period for the economy and for investors. Most U.S. stock indexes recorded strong returns for the six-month reporting period. According to Russell data, value stocks outperformed growth stocks among large-capitalization issues, while the reverse was true for mid-cap and small-cap stocks.

Strong demand kept prices for oil, metals, and several other commodities relatively high, which had a positive influence on energy and materials stocks and helped commodity-exporting emerging economies. Not all of the influence was positive, however. In the United States, rising fuel costs had a negative impact on airlines, automakers, and utilities.

According to preliminary estimates from the Bureau of Economic Analysis, real gross domestic product increased at an annual rate of 5.3% in the first quarter of 2006, up from 1.7% in the fourth quarter of 2005. Economic growth, elevated energy prices, and the potential for inflationary pressure moved the Federal Open Market Committee to raise the targeted federal funds rate four times during the reporting period, with a 25-basis-point increase on each occasion. (A basis point is one-hundredth of a percentage point.) At the end of April 2006, the federal funds target rate stood at 4.75%.

Rising interest rates affected different bonds in different ways, and for portions of the reporting period, the yield curve inverted with yields on two-, five-, and 10-year Treasurys exceeding those on 30-year Treasurys. By the end of April, however, the yield curve had regained a positive slope. Rising interest rates took a toll on bond prices, but many bond indexes recorded positive total returns for the six-month reporting period.

The yield differences (or spreads) between high-yield bonds and U.S. Treasurys were relatively narrow during the reporting period, which reduced the compensation investors received for taking on additional risk. Even so, default rates in the high-yield market remained near their historical lows. Convertible bonds were hurt by rising interest rates, but managed to capture a substantial percentage of the stock market's gain.

During the first-quarter of 2006, issuance in the leveraged-loan market was down relative to the same period a year ago, but noteworthy financings by Georgia Pacific and NRG provided abundant liquidity. As the pipeline for upcoming issues became less promising, spreads in the leveraged-loan market tended to contract. New-money issuance and refunding issuance also declined in the municipal bond market, but at the end of April 2006, insured municipal bonds yielded 88% of long Treasurys, making municipals one of the more attractive high-grade bond sectors.

At MainStay, we offer a wide variety of Funds that pursue their respective investment objectives by investing in appropriate segments of the market. Each Fund follows a disciplined investment approach that the portfolio manager seeks to consistently apply across various market environments. The investment objective, strategies, and process used by your Fund(s) are outlined in the prospectus.

It is our pleasure to announce that on May 17, 2006, Institutional Capital Corporation (ICAP), a premier value-equity institutional investment firm based in Chicago, signed a definitive agreement to join New York Life Investment Management. Subject to board and shareholder approval, ICAP's three mutual funds are expected to join the MainStay Fund family on or around August 31, 2006.

We are honored that you have chosen to invest with MainStay Funds. We hope that the breadth of our offerings, the quality of our service, and the performance of our Funds will encourage you to maintain a long-term perspective, regardless of how the markets may shift or your financial needs may evolve.

The semiannual report that follows gives you additional insight into the portfolio management decisions that affected the performance of your MainStay Fund investment during the six months ended April 30, 2006. Please read it carefully to gain broader perspective on the progress of your Fund.

Sincerely,


/s/ CHRISTOPHER O. BLUNT


Christopher O. Blunt
President


                       Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    MID CAP GROWTH FUND

                    The MainStay Funds

                    Semiannual Report

                    Unaudited

                    April 30, 2006

TABLE OF CONTENTS

Semiannual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   9
--------------------------------------------------------------------------------

Portfolio of Investments                                                      10
--------------------------------------------------------------------------------

Financial Statements                                                          13
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 18
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                  22
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        22
--------------------------------------------------------------------------------

Special Meeting of Shareholder                                                22
--------------------------------------------------------------------------------

Trustees and Officers                                                         23

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE      SINCE
TOTAL RETURNS            MONTHS   YEAR    YEARS   INCEPTION
-----------------------------------------------------------
With sales charges        9.75%   25.87%  6.11%     4.29%
Excluding sales charges  16.14    33.20   7.32      5.41

PERFORMANCE GRAPH                                       (With sales charges)

                                          MAINSTAY MID CAP     RUSSELL 2500 GROWTH       S&P MIDCAP 400         RUSSELL MIDCAP
                                            GROWTH FUND               INDEX                  INDEX               GROWTH INDEX
                                          ----------------     -------------------       --------------         --------------
1/2/01                                          9450                  10000                  10000                  10000
                                                8789                   9229                   9907                   8740
                                                8042                   8366                  10558                   7429
                                                5878                   6654                   8710                   6190
                                                8155                   9346                  11699                   8428
                                                9393                   9593                  12838                   9022
4/30/06                                        12512                  12862                  16474                  11572

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE      SINCE
TOTAL RETURNS            MONTHS   YEAR    YEARS   INCEPTION
-----------------------------------------------------------
With sales charges       10.94%   27.33%  6.24%     4.48%
Excluding sales charges  15.94    32.33   6.55      4.63

PERFORMANCE GRAPH                                       (With sales charges)

                                          MAINSTAY MID CAP     RUSSELL 2500 GROWTH       S&P MIDCAP 400         RUSSELL MIDCAP
                                            GROWTH FUND               INDEX                  INDEX               GROWTH INDEX
                                          ----------------     -------------------       --------------         --------------
1/2/01                                         10000                  10000                  10000                  10000
                                                9270                   9229                   9907                   8740
                                                8420                   8366                  10558                   7429
                                                6100                   6654                   8710                   6190
                                                8410                   9346                  11699                   8428
                                                9620                   9593                  12838                   9022
4/30/06                                        12630                  12862                  16474                  11572

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE      SINCE
TOTAL RETURNS            MONTHS   YEAR    YEARS   INCEPTION
-----------------------------------------------------------
With sales charges       14.74%   31.36%  6.53%     4.62%
Excluding sales charges  15.74    32.36   6.53      4.62

PERFORMANCE GRAPH                                       (With sales charges)

                                          MAINSTAY MID CAP     RUSSELL 2500 GROWTH       S&P MIDCAP 400         RUSSELL MIDCAP
                                            GROWTH FUND               INDEX                  INDEX               GROWTH INDEX
                                          ----------------     -------------------       --------------         --------------
1/2/01                                         10000                  10000                  10000                  10000
                                                9270                   9229                   9907                   8740
                                                8420                   8366                  10558                   7429
                                                6100                   6654                   8710                   6190
                                                8410                   9346                  11699                   8428
                                                9610                   9593                  12838                   9022
4/30/06                                        12720                  12862                  16474                  11572

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Class R3 shares are sold with no initial sales charge or CDSC, have an annual 12b-1 fee of .50%, and are available in certain individual retirement accounts or in certain retirement plans. From inception through 3/28/05 performance of Class I shares (first offered 3/29/05) includes the historical performance of Class A shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class I shares. Prior to 4/28/06, performance for Class R3 shares includes the historical performance of Class A shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class R3 shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     5

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE      SINCE
TOTAL RETURNS            MONTHS   YEAR    YEARS   INCEPTION
-----------------------------------------------------------
                         16.45%   33.77%  7.64%     5.72%

                                          MAINSTAY MID CAP     RUSSELL 2500 GROWTH       S&P MIDCAP 400         RUSSELL MIDCAP
                                            GROWTH FUND               INDEX                  INDEX               GROWTH INDEX
                                          ----------------     -------------------       --------------         --------------
1/2/01                                         10000                  10000                  10000                  10000
                                                9308                   9229                   9907                   8740
                                                8538                   8366                  10558                   7429
                                                6256                   6654                   8710                   6190
                                                8702                   9346                  11699                   8428
                                               10056                   9593                  12838                   9022
4/30/06                                        13452                  12862                  16474                  11572

CLASS R3 SHARES--NO SALES CHARGES
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE      SINCE
TOTAL RETURNS            MONTHS   YEAR    YEARS   INCEPTION
-----------------------------------------------------------
                         15.94%   32.73%  6.94%     5.04%

                                          MAINSTAY MID CAP     RUSSELL 2500 GROWTH       S&P MIDCAP 400         RUSSELL MIDCAP
                                            GROWTH FUND               INDEX                  INDEX               GROWTH INDEX
                                          ----------------     -------------------       --------------         --------------
1/2/01                                         10000                  10000                  10000                  10000
                                                9289                   9229                   9907                   8740
                                                8470                   8366                  10558                   7429
                                                6169                   6654                   8710                   6190
                                                8530                   9346                  11699                   8428
                                                9790                   9593                  12838                   9022
4/30/06                                        12995                  12862                  16474                  11572

                                      SIX      ONE     FIVE       SINCE
BENCHMARK PERFORMANCE                MONTHS   YEAR     YEARS    INCEPTION

Russell Midcap(R) Growth Index(1)    15.18%   28.27%    5.77%     2.78%
Russell 2500(TM) Growth Index(2)     19.11    34.07     6.86      4.83
S&P MidCap 400(R) Index(3)           15.26    28.32    10.73      9.83
Average Lipper mid-cap growth
  fund(4)                            16.41    30.46     4.16      1.62

1. The Russell Midcap(R) Growth Index is an unmanaged index that measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 1,000 largest companies based on total market capitalization. Results assume reinvestment of all income and capital gains. The Russell Midcap(R) Growth Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
2. The Russell 2500(TM) Growth Index is an unmanaged index that measures the performance of those Russell 2500(TM) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500(TM) Index is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3. The S&P MidCap 400(R) Index is an unmanaged, market-value weighted index that consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The Index is widely regarded as the standard for measuring the market for domestic midcap stocks. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
4. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PREVIOUS PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 6   MainStay Mid Cap Growth Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY MID CAP GROWTH FUND

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2005, to April 30, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2005, through April 30, 2006.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six months ended April 30, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                       VALUE (BASED ON
                                                       VALUE (BASED                          HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            11/1/05           4/30/06           PERIOD(1)           4/30/06            PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,162.60           $ 8.04            $1,017.50            $ 7.50
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,161.15           $12.06            $1,013.75            $11.23
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,159.15           $12.05            $1,013.75            $11.23
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,165.30           $ 5.80            $1,019.60            $ 5.41
---------------------------------------------------------------------------------------------------------------------------

CLASS R3 SHARES                       $1,000.00         $  991.60           $ 0.14(2)         $  991.60            $ 0.14(2)
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.50% for Class A, 2.25% for Class B and Class C, 1.08% for Class I, and 1.68% for R3) multiplied by the average account value over the period, divided by 365, multiplied by 181 for all share classes except R3 (to reflect the one-half year period) and multiplied by 3 for Class R3 (to reflect the since inception period).

2. Shares were first offered on April 28, 2006. Expenses paid during the period reflect ongoing costs for the since-inception period ending April 30, 2006. Had these shares been offered for the six months ended April 30, 2006, based on a hypothetical 5% annualized return, expenses paid during the period would be $8.40, and the ending account value would be $1,008.30.

                                                     www.mainstayfunds.com     7

PORTFOLIO COMPOSITION AS OF APRIL 30, 2006

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                     95.3
Short-Term Investments (collateral from securities lending                        20.5
  is 14.2%)
Liabilities in Excess of Cash and Other Assets                                   (15.8)

See Portfolio of Investments on page 10 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Peabody Energy Corp.
 2.  Arch Coal, Inc.
 3.  Eagle Materials, Inc.
 4.  Allegheny Technologies, Inc.
 5.  Tesoro Corp.
 6.  National-Oilwell Varco, Inc.
 7.  Terex Corp.
 8.  Commercial Metals Co.
 9.  Joy Global, Inc.
10.  Coventry Health Care, Inc.

 8   MainStay Mid Cap Growth Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Edmund C. Spelman of MacKay Shields LLC

HOW DID MAINSTAY MID CAP GROWTH FUND PERFORM RELATIVE TO ITS BENCHMARK AND ITS PEERS DURING THE SIX-MONTH REPORTING PERIOD?

Excluding all sales charges, MainStay Mid Cap Growth Fund returned 16.14% for Class A shares, 15.94% for Class B shares, and 15.74% for Class C shares for the six months ended April 30, 2006. Over the same period, the Fund's Class I shares returned 16.45%. All share classes outperformed the 15.18% return of Russell Midcap(R) Growth(1) Index for the six-month period. Class I shares outperformed--but Class A, Class B, and Class C shares underperformed--the 16.41% return of the average Lipper(2) mid-cap growth fund for the six months ended April 30, 2006. The Fund introduced Class R3 shares on April 28, 2006.

WHAT FACTORS HAD THE GREATEST IMPACT ON THE FUND'S RELATIVE PERFORMANCE?

During the reporting period, the Fund's positive performance relative to the Russell Midcap(R) Growth Index resulted primarily from strong results among energy and materials holdings. Energy was the best-performing sector because of continuing demand for equipment and services and increased demand for coal. Industrial and materials stocks benefited from a strong U.S. economy and increased international demand. The Fund had an underweighted position in the technology sector, which took a substantial toll on relative performance. An overweighted position in health care also detracted from the Fund's results.

WHICH STOCKS WERE STRONG PERFORMERS DURING THE REPORTING PERIOD AND WHICH ONES WERE WEAK?

The strongest contributors to the Fund's performance were coal producer Peabody Energy, steel producer Allegheny Technologies, and basic-building-materials producer Eagle Materials. Major detractors from the Fund's performance included Coventry Health Care and Health Net. Real estate developer The St. Joe Company was also weak.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

The Fund initiated new positions in mining-equipment producer Joy Global and steel company Allegheny Technologies. Both stocks significantly helped the Fund's performance during the six-month reporting period. The Fund sold its positions in home-builders Hovnanian and M.D.C. Holdings when softening demand slowed the growth of these companies.

HOW DID THE FUND'S SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

During the reporting period, the Fund decreased its weightings relative to the Russell Midcap(R) Growth Index in consumer discretionary and health care services. The Fund significantly increased its weighting in materials. At the end of April 2006, the Fund was substantially overweighted in energy and materials, which helped performance. At the same time, the Fund was significantly underweighted in technology, which detracted from performance.


Mid-capitalization companies are generally less established and their stocks may be more volatile and less liquid than the securities of larger companies. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price for the stock may decline significantly, even if earnings showed an absolute increase. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains.
1. See footnote on page 6 for information on the Russell Midcap(R) Growth Index.
2. See footnote on page 6 for more information on Lipper Inc.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                     www.mainstayfunds.com     9

PORTFOLIO OF INVESTMENTS APRIL 30, 2006 UNAUDITED


                                                         SHARES           VALUE
COMMON STOCKS (95.3%)+
-------------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.4%)
Alliant Techsystems, Inc. (a)                            40,750   $   3,259,592
L-3 Communications Holdings, Inc.                        32,600       2,663,420
                                                                  -------------
                                                                      5,923,012
                                                                  -------------
AUTOMOBILES (0.4%)
Winnebago Industries, Inc. (b)                           36,100       1,063,145
                                                                  -------------

BIOTECHNOLOGY (2.1%)
Cephalon, Inc. (a)(b)                                    33,400       2,193,044
MannKind Corp. (a)(b)                                   146,000       2,920,000
                                                                  -------------
                                                                      5,113,044
                                                                  -------------
BUILDING PRODUCTS (2.1%)
Lennox International, Inc.                               72,500       2,365,675
Simpson Manufacturing Co., Inc.                          67,700       2,707,323
                                                                  -------------
                                                                      5,072,998
                                                                  -------------
CAPITAL MARKETS (1.6%)
Affiliated Managers Group, Inc. (a)(b)                   39,500       4,001,350
                                                                  -------------
CHEMICALS (1.1%)
Scotts Miracle-Gro Co. (The) Class A                     61,100       2,704,286
                                                                  -------------

COMMUNICATIONS EQUIPMENT (0.5%)
Avocent Corp. (a)                                        45,100       1,214,994
                                                                  -------------

COMPUTERS & PERIPHERALS (1.1%)
QLogic Corp. (a)                                        124,800       2,597,088
                                                                  -------------

CONSTRUCTION & ENGINEERING (1.6%)
Fluor Corp.                                              41,300       3,837,183
                                                                  -------------
CONSTRUCTION MATERIALS (2.5%)
V  Eagle Materials, Inc.                                 91,587       6,067,639
                                                                  -------------

CONSUMER FINANCE (0.9%)
Capital One Financial Corp.                              25,900       2,243,976
                                                                  -------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (2.0%)
Amphenol Corp. Class A                                   46,800       2,705,040
Avnet, Inc. (a)                                          34,700         907,405
CDW Corp. (b)                                            22,600       1,345,152
                                                                  -------------
                                                                      4,957,597
                                                                  -------------
ENERGY EQUIPMENT & SERVICES (4.8%)
Atwood Oceanics, Inc. (a)(b)                             69,500       3,707,825
ENSCO International, Inc.                                67,400       3,605,226
V  National-Oilwell Varco, Inc. (a)                      64,500       4,448,565
                                                                  -------------
                                                                     11,761,616
                                                                  -------------


                                                         SHARES           VALUE
HEALTH CARE EQUIPMENT & SUPPLIES (4.0%)
Cooper Cos., Inc. (The) (b)                              35,500   $   1,946,110
Cytyc Corp. (a)                                          93,000       2,404,050
Hospira, Inc. (a)                                        61,400       2,366,970
Varian Medical Systems, Inc. (a)(b)                      56,100       2,938,518
                                                                  -------------
                                                                      9,655,648
                                                                  -------------
HEALTH CARE PROVIDERS & SERVICES (8.6%)
Caremark Rx, Inc. (a)                                    46,400       2,113,520
V  Coventry Health Care, Inc. (a)                        80,850       4,015,820
Health Net, Inc. (a)                                     58,000       2,360,600
Henry Schein, Inc. (a)(b)                                62,100       2,895,102
Omnicare, Inc.                                           66,900       3,793,899
Quest Diagnostics, Inc. (b)                              40,800       2,273,784
Sierra Health Services, Inc. (a)                         92,300       3,619,083
                                                                  -------------
                                                                     21,071,808
                                                                  -------------
HOTELS, RESTAURANTS & LEISURE (4.2%)
Boyd Gaming Corp. (b)                                    60,900       3,034,038
Las Vegas Sands Corp. (a)(b)                             61,100       3,959,891
Penn National Gaming, Inc. (a)                           82,800       3,371,616
                                                                  -------------
                                                                     10,365,545
                                                                  -------------
HOUSEHOLD DURABLES (8.4%)
Centex Corp.                                             31,200       1,734,720
D.R. Horton, Inc. (b)                                    72,666       2,181,433
Garmin, Ltd. (b)                                         45,000       3,886,200
Harman International Industries, Inc.                    20,800       1,830,192
KB HOME (b)                                              36,700       2,259,619
Lennar Corp. Class A                                     36,500       2,004,945
Mohawk Industries, Inc. (a)(b)                           28,400       2,274,840
Ryland Group, Inc. (b)                                   33,700       2,126,807
Stanley Works (The)                                      44,000       2,299,000
                                                                  -------------
                                                                     20,597,756
                                                                  -------------
INSURANCE (2.8%)
LandAmerica Financial Group, Inc. (b)                    21,200       1,470,856
National Financial Partners Corp.                        32,400       1,684,800
W.R. Berkley Corp.                                       99,050       3,706,451
                                                                  -------------
                                                                      6,862,107
                                                                  -------------
INTERNET SOFTWARE & SERVICES (1.8%)
Akamai Technologies, Inc. (a)(b)                         58,400       1,967,496
VeriSign, Inc. (a)(b)                                    98,000       2,304,960
                                                                  -------------
                                                                      4,272,456
                                                                  -------------

 10   MainStay Mid Cap Growth Fund     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES           VALUE
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------
IT SERVICES (0.4%)
Affiliated Computer Services, Inc. Class A (a)           18,300   $   1,020,408
                                                                  -------------

LIFE SCIENCES TOOLS & SERVICES (3.3%)
Fisher Scientific International, Inc. (a)(b)             42,700       3,012,485
Invitrogen Corp. (a)                                     34,700       2,290,547
Pharmaceutical Product Development, Inc.                 78,500       2,815,795
                                                                  -------------
                                                                      8,118,827
                                                                  -------------
MACHINERY (6.4%)
V  Joy Global, Inc.                                      61,900       4,066,211
Oshkosh Truck Corp.                                      62,400       3,818,880
V  Terex Corp. (a)                                       50,800       4,396,740
Toro Co. (The)                                           65,600       3,243,920
                                                                  -------------
                                                                     15,525,751
                                                                  -------------
METALS & MINING (5.3%)
V  Allegheny Technologies, Inc.                          77,800       5,394,652
V  Commercial Metals Co.                                 79,200       4,308,480
Oregon Steel Mills, Inc. (a)                             66,800       3,308,604
                                                                  -------------
                                                                     13,011,736
                                                                  -------------
OIL, GAS & CONSUMABLE FUELS (12.0%)
V  Arch Coal, Inc. (b)                                   71,900       6,829,781
Holly Corp.                                              45,100       3,480,367
Massey Energy Co. (b)                                    74,500       2,879,425
Newfield Exploration Co. (a)                             83,300       3,715,180
V  Peabody Energy Corp.                                 125,200       7,995,272
V  Tesoro Corp.                                          64,100       4,481,872
                                                                  -------------
                                                                     29,381,897
                                                                  -------------
PHARMACEUTICALS (1.3%)
Endo Pharmaceuticals Holdings, Inc. (a)                  99,000       3,113,550
                                                                  -------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.9%)
St. Joe Co. (The) (b)                                    40,100       2,252,016
                                                                  -------------

SOFTWARE (4.5%)
Activision, Inc. (a)                                    160,621       2,279,212
Amdocs, Ltd. (a)                                         57,400       2,135,280
Autodesk, Inc. (a)                                       70,700       2,972,228
FactSet Research Systems, Inc.                           81,600       3,601,824
                                                                  -------------
                                                                     10,988,544
                                                                  -------------
SPECIALTY RETAIL (5.2%)
American Eagle Outfitters, Inc.                         105,400       3,414,960
Chico's FAS, Inc. (a)                                    96,000       3,557,760


                                                         SHARES           VALUE
SPECIALTY RETAIL (CONTINUED)
Michaels Stores, Inc.                                    70,600   $   2,670,798
Sherwin-Williams Co. (The) (b)                           62,000       3,158,280
                                                                  -------------
                                                                     12,801,798
                                                                  -------------
TEXTILES, APPAREL & LUXURY GOODS (1.4%)
Coach, Inc. (a)                                         103,300       3,410,966
                                                                  -------------

THRIFTS & MORTGAGE FINANCE (1.7%)
Fremont General Corp. (b)                                27,600         613,824
IndyMac Bancorp, Inc.                                    75,200       3,633,664
                                                                  -------------
                                                                      4,247,488
                                                                  -------------
Total Common Stocks
  (Cost $179,951,675)                                               233,256,229
                                                                  -------------
                                                      PRINCIPAL
                                                         AMOUNT
SHORT-TERM INVESTMENTS (20.5%)
-------------------------------------------------------------------------------
COMMERCIAL PAPER (10.6%)
Banco Santander Central Hispano S.A.
  4.722%, due 5/8/06 (c)                            $ 1,649,223       1,649,223
Charta LLC
  4.919%, due 5/30/06 (c)                               824,612         824,612
CIESCO, Inc.
  4.798%, due 5/19/06 (c)                               976,450         976,450
Den Danske Bank
  4.773%, due 5/5/06 (c)                              1,385,347       1,385,347
Dexia Delaware LLC
  4.86%, due 5/24/06                                  2,295,000       2,287,874
Fairway Finance Corp.
  4.891%, due 5/22/06 (c)                               989,534         989,534
General Electric Capital Corp.
  5.001%, due 6/26/06 (c)                             1,085,893       1,085,893
Grampian Funding LLC
  4.785%, due 5/3/06 (c)                                824,612         824,612
Greyhawk Funding
  4.878%, due 5/18/06 (c)                               983,300         983,300
Jupiter Securitization Corp.
  4.834%, due 5/3/06 (c)                                427,470         427,470
Lexington Parker Capital Co.
  4.914%, due 5/16/06 (c)                               654,975         654,975
Liberty Street Funding Co.
  4.87%, due 5/18/06 (c)                                653,024         653,024

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    11

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
-------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
Merrill Lynch & Co., Inc.
  4.75%, due 5/1/06                                 $ 2,500,000   $   2,500,000
Rabobank USA Finance Corp.
  4.81%, due 5/1/06                                  10,630,000      10,630,000
                                                                  -------------
Total Commercial Paper
  (Cost $25,872,314)                                                 25,872,314
                                                                  -------------

                                                         SHARES
INVESTMENT COMPANY (0.5%)
BGI Institutional Money
  Market Fund (c)                                     1,244,987       1,244,987
                                                                  -------------
Total Investment Company
  (Cost $1,244,987)                                                   1,244,987
                                                                  -------------
                                                      PRINCIPAL
                                                         AMOUNT
REPURCHASE AGREEMENT (0.2%)
Morgan Stanley & Co.
  4.98%, dated 4/28/06
  due 5/1/06
  Proceeds at Maturity $516,230 (Collateralized by
  various bonds with a Principal Amount of
  $535,302 and Market Value
  of $531,271) (c)                                  $   516,016         516,016
                                                                  -------------
Total Repurchase Agreement
  (Cost $516,016)                                                       516,016
                                                                  -------------
TIME DEPOSITS (9.2%)
Abbey National PLC
  4.78%, due 5/9/06 (c)                               1,649,223       1,649,223
ABN Amro Bank N.V.
  4.84%, due 5/19/06 (c)                              1,649,223       1,649,223
Banco Bilbao Vizcaya Argentaria S.A.
  4.905%, due 5/24/06 (c)                             1,319,379       1,319,379
Bank of America
  4.77%, due 5/26/06 (c)(d)                           1,649,223       1,649,223
Bank of Montreal
  4.78%, due 5/8/06 (c)                               1,649,223       1,649,223
Bank of Nova Scotia
  4.78%, due 5/10/06 (c)                              1,269,902       1,269,902

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
TIME DEPOSITS (CONTINUED)
Barclays
  4.95%, due 6/20/06 (c)                            $ 1,319,379   $   1,319,379
BNP Paribas
  4.80%, due 5/12/06 (c)                              1,649,223       1,649,223
Calyon
  4.955%, due 6/19/06 (c)                             1,649,223       1,649,223
Credit Suisse First Boston Corp.
  4.91%, due 6/5/06 (c)                               1,649,223       1,649,223
Fortis Bank
  4.77%, due 5/9/06 (c)                               1,649,223       1,649,223
Nordea Bank Finland PLC
  5.00%, due 6/27/06 (c)                              1,649,223       1,649,223
Societe Generale
  4.73%, due 5/9/06 (c)                               1,649,223       1,649,223
UBS AG
  4.77%, due 5/4/06 (c)                               2,143,990       2,143,990
                                                                  -------------
Total Time Deposits
  (Cost $22,544,880)                                                 22,544,880
                                                                  -------------
Total Short-Term Investments
  (Cost $50,178,197)                                                 50,178,197
                                                                  -------------
Total Investments
  (Cost $230,129,872) (e)                                 115.8%    283,434,426(f)
Liabilities in Excess of
  Cash and Other Assets                                   (15.8)    (38,680,844)
                                                    -----------   -------------
Net Assets                                                100.0%  $ 244,753,582
                                                    ===========   =============

(a)  Non-income producing security.
(b) Represents security, or a portion thereof, which is out on loan.
(c) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)  Floating rate. Rate shown is the rate in effect at April
     30, 2006.
(e) The cost for federal income tax purposes is $230,341,735.
(f)  At April 30, 2006 net unrealized appreciation was
     $53,092,691, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $54,594,192 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,501,501.

 12   MainStay Mid Cap Growth Fund     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2006 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $230,129,872) including
  $33,806,257 market value of securities
  loaned                                        $283,434,426
Cash                                                   6,723
Receivables:
  Investment securities sold                       2,757,702
  Fund shares sold                                 2,247,014
  Dividends and interest                              37,922
Other assets                                          34,897
                                                -------------
    Total assets                                 288,518,684
                                                -------------
LIABILITIES:
Securities lending collateral                     34,760,323
Payables:
  Investment securities purchased                  8,248,170
  Fund shares redeemed                               351,322
  Manager                                            168,016
  NYLIFE Distributors                                108,741
  Transfer agent                                      87,414
  Professional                                         8,464
  Trustees                                             2,162
Accrued expenses                                      30,490
                                                -------------
    Total liabilities                             43,765,102
                                                -------------
Net assets                                      $244,753,582
                                                =============
COMPOSITION OF NET ASSETS:
Share of beneficial interest outstanding (par
  value of $.01 per share) unlimited number
  of shares authorized:
  Class A                                       $     97,626
  Class B                                             50,952
  Class C                                             30,640
  Class I                                              8,752
  Class R3                                                 8
Additional paid-in capital                       188,567,854
Accumulated net investment loss                   (1,007,715)
Accumulated net realized gain on investments       3,700,911
Net unrealized appreciation on investments        53,304,554
                                                -------------
Net assets                                      $244,753,582
                                                =============
CLASS A
Net assets applicable to outstanding shares     $129,268,710
                                                =============
Shares of beneficial interest outstanding          9,762,600
                                                =============
Net asset value per share outstanding           $      13.24
Maximum sales charge (5.50% of offering price)          0.77
                                                -------------
Maximum offering price per share outstanding    $      14.01
                                                =============
CLASS B
Net assets applicable to outstanding shares     $ 64,846,780
                                                =============
Shares of beneficial interest outstanding          5,095,222
                                                =============
Net asset value and offering price per share
  outstanding                                   $      12.73
                                                =============
CLASS C
Net assets applicable to outstanding shares     $ 38,977,306
                                                =============
Shares of beneficial interest outstanding          3,064,002
                                                =============
Net asset value and offering price per share
  outstanding                                   $      12.72
                                                =============
CLASS I
Net assets applicable to outstanding shares     $ 11,650,785
                                                =============
Shares of beneficial interest outstanding            875,213
                                                =============
Net asset value and offering price per share
  outstanding                                   $      13.31
                                                =============
CLASS R3
Net assets applicable to outstanding shares     $     10,001
                                                =============
Shares of beneficial interest outstanding                755
                                                =============
Net asset value and offering price per share
  outstanding                                   $      13.24
                                                =============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2006 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends                                      $   438,473
  Interest                                           156,474
  Income from securities loaned--net                  81,585
                                                 ------------
    Total income                                     676,532
                                                 ------------
EXPENSES:
  Manager                                            686,816
  Distribution--Class B                              232,410
  Distribution--Class C                               93,645
  Transfer agent--Classes A, B and C                 237,211
  Transfer agent--Class I                              3,709
  Distribution/Service--Class A                      111,063
  Service--Class B                                    77,470
  Service--Class C                                    31,215
  Registration                                        56,054
  Shareholder communication                           40,783
  Recordkeeping                                       22,382
  Custodian                                            8,862
  Professional                                         6,717
  Trustees                                             4,926
  Miscellaneous                                        9,522
                                                 ------------
    Total expenses                                 1,622,785
  Net recouped fees                                   61,462
                                                 ------------
    Net expenses                                   1,684,247
                                                 ------------
Net investment loss                               (1,007,715)
                                                 ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                   6,517,772
Net change in unrealized appreciation on
  investments                                     20,221,769
                                                 ------------
Net realized and unrealized gain on investments   26,739,541
                                                 ------------
Net increase in net assets resulting from
  operations                                     $25,731,826
                                                 ============

 14   MainStay Mid Cap Growth Fund     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2006 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2005

                                             2006           2005
INCREASE IN NET ASSETS:
Operations:
 Net investment loss                 $ (1,007,715)  $ (1,422,180)
 Net realized gain on investments       6,517,772      7,771,775
 Net change in unrealized
  appreciation on investments          20,221,769     15,714,290
                                     ---------------------------
 Net increase in net assets
  resulting from operations            25,731,826     22,063,885
                                     ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                             76,754,808     29,925,427
   Class B                             14,960,772     25,818,352
   Class C                             23,843,270     11,154,690
   Class I                              6,465,234      4,306,166
   Class R3                                10,000             --
                                     ---------------------------
                                      122,034,084     71,204,635
 Cost of shares redeemed:
   Class A                             (8,399,098)   (38,926,734)
   Class B                            (21,944,827)    (8,421,676)
   Class C                             (2,390,960)    (1,660,218)
   Class I                                (53,214)        (7,898)
                                     ---------------------------
                                      (32,788,099)   (49,016,526)
    Increase in net assets derived
     from capital share
     transactions                      89,245,985     22,188,109
                                     ---------------------------
    Net increase in net assets        114,977,811     44,251,994

NET ASSETS:
Beginning of period                   129,775,771     85,523,777
                                     ---------------------------
End of period                        $244,753,582   $129,775,771
                                     ===========================
Accumulated net investment loss at
 end of period                       $ (1,007,715)  $         --
                                     ===========================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    15

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                              CLASS A
                                            ----------------------------------------------------------------------------
                                                                                        JANUARY 1,
                                            SIX MONTHS                                    2003**
                                               ENDED              YEAR ENDED              THROUGH         YEAR ENDED
                                             APRIL 30,            OCTOBER 31,           OCTOBER 31,      DECEMBER 31,
                                              2006***         2005          2004           2003              2002
Net asset value at beginning of period       $  11.40        $  9.09       $  8.23        $  5.86          $  8.25
                                            -----------      -------       -------      -----------      ------------
Net investment loss (a)                         (0.05)         (0.10)        (0.09)         (0.07)           (0.09)
Net realized and unrealized gain (loss) on
  investments                                    1.89           2.41          0.95           2.44            (2.30)
                                            -----------      -------       -------      -----------      ------------
Total from investment operations                 1.84           2.31          0.86           2.37            (2.39)
                                            -----------      -------       -------      -----------      ------------
Net asset value at end of period             $  13.24        $ 11.40       $  9.09        $  8.23          $  5.86
                                            ===========      =======       =======      ===========      ============
Total investment return (b)                     16.14%(c)      25.41%        10.45%         40.44%(c)       (28.97%)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment loss                         (0.77%)(e)+    (0.91%)       (0.99%)        (1.21%)+         (1.22%)
    Net expenses                                 1.50% +        1.50%         1.50%          1.50% +          1.50%
    Expenses (before
      reimbursement/recoupment)                  1.43% +        1.63%         1.69%          1.95% +          1.81%
Portfolio turnover rate                            17%            44%           52%            42%             188%
Net assets at end of period (in 000's)       $129,269        $48,597       $46,234        $35,473          $18,523

                                              CLASS A
                                            ------------
                                             JANUARY 2,
                                               2001*
                                              THROUGH
                                            DECEMBER 31,
                                                2001
Net asset value at beginning of period        $ 10.00
                                            ------------
Net investment loss (a)                         (0.09)
Net realized and unrealized gain (loss) on
  investments                                   (1.66)
                                            ------------
Total from investment operations                (1.75)
                                            ------------
Net asset value at end of period              $  8.25
                                            ============
Total investment return (b)                    (17.50%)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment loss                         (1.01%)
    Net expenses                                 1.50%
    Expenses (before
      reimbursement/recoupment)                  1.87%
Portfolio turnover rate                           127%
Net assets at end of period (in 000's)        $22,965

                                                                              CLASS C
                                            ---------------------------------------------------------------------------
                                                                                       JANUARY 1,
                                            SIX MONTHS                                   2003**
                                               ENDED              YEAR ENDED             THROUGH         YEAR ENDED
                                             APRIL 30,           OCTOBER 31,           OCTOBER 31,      DECEMBER 31,
                                              2006***         2005          2004          2003              2002
Net asset value at beginning of period        $ 10.99        $  8.82       $ 8.05        $ 5.77            $ 8.18
                                            -----------      -------       ------      -----------      ------------
Net investment loss (a)                         (0.09)         (0.17)       (0.15)        (0.11)            (0.13)
Net realized and unrealized gain (loss) on
  investments                                    1.82           2.34         0.92          2.39             (2.28)
                                            -----------      -------       ------      -----------      ------------
Total from investment operations                 1.73           2.17         0.77          2.28             (2.41)
                                            -----------      -------       ------      -----------      ------------
Net asset value at end of period              $ 12.72        $ 10.99       $ 8.82        $ 8.05            $ 5.77
                                            ===========      =======       ======      ===========      ============
Total investment return (b)                     15.74%(c)      24.60%        9.57%        39.51%(c)        (29.46%)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment loss                         (1.52%)(e)+    (1.66%)      (1.74%)       (1.96%)+          (1.97%)
    Net expenses                                 2.25% +        2.25%        2.25%         2.25% +           2.25%
    Expenses (before reimbursement)              2.18% +        2.38%        2.44%         2.70% +           2.56%
Portfolio turnover rate                            17%            44%          52%           42%              188%
Net assets at end of period (in 000's)        $38,977        $14,181       $3,580        $2,148            $  871

                                              CLASS C
                                            ------------
                                             JANUARY 2,
                                               2001*
                                              THROUGH
                                            DECEMBER 31,
                                                2001
Net asset value at beginning of period         $10.00
                                            ------------
Net investment loss (a)                         (0.14)
Net realized and unrealized gain (loss) on
  investments                                   (1.68)
                                            ------------
Total from investment operations                (1.82)
                                            ------------
Net asset value at end of period               $ 8.18
                                            ============
Total investment return (b)                    (18.20%)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment loss                         (1.76%)
    Net expenses                                 2.25%
    Expenses (before reimbursement)              2.62%
Portfolio turnover rate                           127%
Net assets at end of period (in 000's)         $  258

*    Commencement of operations.
**   The Fund changed its fiscal year end from December 31 to October 31.
***  Unaudited.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total Return is calculated exclusive of sales charges. Classes I and R3 are not subject to sales charges.
(c)  Total return is not annualized.
(d)  Less than one cent per share.
(e)  The difference between the net investment income ratio by class does not equal the difference between the net expense ratio by class due to the timing of purchases and redemptions of Fund shares in relation to the recognition of income of the Fund.

 16   Mainstay Mid Cap Growth Fund     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                           CLASS B
---------------------------------------------------------------------------------------------
                                              JANUARY 1,                          JANUARY 2,
    SIX MONTHS                                  2003**                              2001*
      ENDED              YEAR ENDED             THROUGH         YEAR ENDED         THROUGH
    APRIL 30,           OCTOBER 31,           OCTOBER 31,      DECEMBER 31,      DECEMBER 31,
     2006***         2005         2004           2003              2002              2001
     $ 10.98        $  8.82      $  8.05        $  5.77           $ 8.18            $10.00
    ----------      -------      -------      -----------      ------------      ------------
       (0.09)         (0.17)       (0.15)         (0.11)           (0.13)            (0.14)
        1.84           2.33         0.92           2.39            (2.28)            (1.68)
    ----------      -------      -------      -----------      ------------      ------------
        1.75           2.16         0.77           2.28            (2.41)            (1.82)
    ----------      -------      -------      -----------      ------------      ------------
     $ 12.73        $ 10.98      $  8.82        $  8.05           $ 5.77            $ 8.18
    ==========      =======      =======      ===========      ============      ============
       15.94%(c)      24.49%        9.57%         39.51%(c)       (29.46%)          (18.20%)
       (1.50%)(e)+    (1.66%)      (1.74%)        (1.96%)+         (1.97%)           (1.76%)
        2.25% +        2.25%        2.25%          2.25% +          2.25%             2.25%
        2.18% +        2.38%        2.44%          2.70% +          2.56%             2.62%
          17%            44%          52%            42%             188%              127%
     $64,847        $62,792      $35,710        $21,189           $7,899            $5,299

              CLASS I                CLASS R3
    ---------------------------      ---------
                     MARCH 29,       APRIL 28,
    SIX MONTHS         2005*           2006*
      ENDED           THROUGH         THROUGH
    APRIL 30,       OCTOBER 31,      APRIL 30,
     2006***           2005           2006***
     $ 11.43          $10.45          $13.24
    ----------      -----------      ---------
       (0.02)          (0.03)          (0.00)(d)
        1.90            1.01            0.00 (d)
    ----------      -----------      ---------
        1.88            0.98           (0.00)(d)
    ----------      -----------      ---------
     $ 13.31          $11.43          $13.24
    ==========      ===========      =========
       16.45%(c)        9.38%(c)        0.00%(c)
       (0.35%)(e)+     (0.51%)+        (0.17%)+
        1.08% +         1.10% +         1.68% +
        1.01% +         1.23% +         1.68% +
          17%             44%             17%
     $11,651          $4,205          $   10

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    17

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises nineteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Mid Cap Growth Fund (the "Fund"), a diversified fund.

The Fund currently offers five classes of shares. Class A shares, Class B shares, Class C shares, Class I Shares and Class R3 Shares. Distribution of Class A shares, Class B shares and Class C shares commenced on January 2, 2001. Distribution of Class I shares commenced on March 29, 2005. Distribution of Class R3 shares commenced on April 28, 2006. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class I and Class R3 shares are not subject to sales charge. The five classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B and Class C shares are subject to higher distribution fee rates than Class A and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee. Class R3 shares are authorized to pay to New York Life Investment Management LLC, its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R3 shares, a shareholder service fee.

The Fund's investment objective is to seek long-term growth of capital.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed in good faith by Board of Trustees to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's principal market is temporarily closed at a time when under normal conditions it would be open. At April 30, 2006, the Fund did not hold securities that were valued in such manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

 18   MainStay Mid Cap Growth Fund

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (See Note 5 on page 20.)

(H) INDEMNIFICATIONS. In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and indirect wholly-owned subsidiary of New York Life, acts as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual percentage of the Fund's average daily net assets as follows: 0.75% on assets up to $500 million and 0.70% on assets in excess of $500 million. The Manager has entered into a written expense limitation agreement, under which the Manager has agreed to reimburse the expenses of the Fund so that the total ordinary operating expenses (total annual fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed, on an annualized basis, 1.50% of the average daily net assets of the Class A shares. An equivalent reimbursement, in an equal amount of basis points, will be applied to the other share classes. The Manager, within three years of incurring such expenses, may recoup the amount of any management fee waiver or expense reimbursement from the Fund pursuant to this agreement if such recoupment does not cause the Fund to exceed existing expense limitations. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. For the six months ended April 30, 2006, the Manager earned fees from the Fund in the amount of $686,816 and recouped expenses in the amount of $61,462.

As of April 30, 2006, the amount of reimbursed fees that are subject to possible recoupment by the Manager, and the related expiration date is as follows:

        OCTOBER 31,
            2008                         TOTAL
           $3,325                        $3,325
----------------------------------------------------------

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and the Subadvisor, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.375% of the average daily net assets of the Fund. To the extent the manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

(B) DISTRIBUTION, SERVICE AND SHAREHOLDER SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to Class A, Class B, Class C and Class R3 shares, has adopted distribution plans (the "Plans") in accordance with the provisions of

                                                    www.mainstayfunds.com     19

Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund. Pursuant to the Class R3 Plan, the Distributor receives a monthly fee from the Fund at the annual rate of 0.50% of the average daily net assets of the Fund's Class R3 shares, which is an expense of the Class R3 shares of the Fund for distribution or service activities as designated by the Distributor. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

The Fund has adopted a shareholder services plan with respect to Class R3 shares. Under the terms of this plan, Class R3 shares are authorized to pay to NYLIM, its affiliates, or independent third-party providers, as compensation for services rendered, a shareholder services fee at the rate of 0.10% of the average daily net assets of the Fund's Class R3 shares.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $83,086 for the six months ended April 30, 2006. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $416, $31,182 and $4,057, respectively, for the six months ended April 30, 2006.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund, for the six months ended April 30, 2006, amounted to $240,920.

(E) NON-INTERESTED TRUSTEES FEES. Non-Interested Trustees are paid an annual retainer fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual retainer fee of $20,000. The Audit and Compliance Committee Chairman receives an additional $2,000 for each meeting of the Audit and Compliance Committee attended and the Chairpersons of the Brokerage and Expense Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the respective Committee meetings attended. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus, the Fund only pays a portion of the fees identified above.

(F) CAPITAL. At April 30, 2006, New York Life and its affiliates held shares of Class R3 with a net asset value of $10,001. This represents 100.0% of the Class R3 shares net assets and less than one tenth of one percent of the Fund's total net assets at April 30, 2006.

(G) OTHER. Pursuant to the Management Agreement, fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $1,704 for the six months ended April 30, 2006.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $22,382 for the six months ended April 30, 2006.

NOTE 4--FEDERAL INCOME TAX:

At October 31, 2005, for federal income tax purposes, capital loss carryforwards of $2,604,998 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

            CAPITAL LOSS              AMOUNT
         AVAILABLE THROUGH           (000'S)
                2011                  $2,605
---------------------------------------------------

NOTE 5--FUND SECURITIES LOANED:

As of April 30, 2006, the Fund had securities on loan with an aggregate market value of $33,806,257. The Fund received $34,760,323 in cash as collateral for securities on

 20   MainStay Mid Cap Growth Fund
loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Securities purchased with collateral received are valued at amortized cost.

NOTE 6--CUSTODIAN:

Investors Bank & Trust Company is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .070% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the six months ended April 30, 2006.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended April 30, 2006, purchases and sales of securities, other than short-term securities, were $105,912 and $29,713 respectively.

NOTE 9--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                           SIX MONTHS ENDED
                                                           APRIL 30, 2006*
                                          CLASS A   CLASS B   CLASS C   CLASS I   CLASS R3**
Shares sold                                6,161     1,242     1,972      511          1
--------------------------------------------------------------------------------------------
Shares redeemed                             (662)   (1,864)     (199)      (4)        --
--------------------------------------------------------------------------------------------
Net increase (decrease)                    5,499      (622)    1,773      507          1
--------------------------------------------------------------------------------------------

                                       YEAR ENDED
                                    OCTOBER 31, 2005
                        CLASS A   CLASS B   CLASS C   CLASS I***

Shares sold              2,745     2,475     1,044       369
----------------------------------------------------------------
Shares redeemed         (3,570)     (806)     (159)       (1)
----------------------------------------------------------------
Net increase
  (decrease)              (825)    1,669       885       368
----------------------------------------------------------------

*    Unaudited.
**   Commenced operations on April 28, 2006.
***  Commenced operations on March 29, 2005.

NOTE 10--OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises have cooperated fully and completed responding to these requests. As previously reported in response to those requests for information and, as noted in the notes to the year-end 2004 and 2005 financial statements of each fund of the Trust, NYLIM had been a party to arrangements with certain registered representatives of brokers-dealers relating to the level of trading by clients of those registered representatives in shares of certain funds of the Trust. All such arrangements were terminated by the fourth quarter of 2003. NYLIM and the Trustees of the Trust have reviewed the possible dilutive effects that transactions under those arrangements and certain other levels of trading by fund shareholders over the period from 1999 to 2003 may have had on the funds. As a result of this review, in December 2005, NYLIM made payments totaling $5.882 million to nine MainStay funds. No payment was made with respect to the MainStay Mid Cap Growth Fund. NYLIM has reimbursed or paid all expenses relating to the Board of Trustees' review of this matter, as well as substantially all of the costs associated with the other regulatory matters described in this note.

In a separate matter, the Securities and Exchange Commission has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that fund, as well as the related guarantee disclosure to fund shareholders. Discussions have been held with the Securities and Exchange Commission concerning a possible resolution of this matter. There can be no assurance of the outcome of these efforts.

                                                    www.mainstayfunds.com     21

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investment Management LLC ("NYLIM") uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-202-551-5850); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

SPECIAL MEETING OF SHAREHOLDERS

Pursuant to notice, a special meeting and three adjournment meetings (pertaining only to certain Funds) of the shareholders of The MainStay Funds (the "Trust") were held on March 27, April 17, May 8, and June 8, 2006, respectively, at the Parsippany, New Jersey offices of New York Life Investment Management LLC. The purpose of the meetings was to present the following proposals for shareholder consideration:

1. To elect the following individuals to the Board of Trustees of the Trust;

  - Charlynn Goins
  - Edward J. Hogan
  - Alan R. Latshaw
  - Terry L. Lierman
  - John B. McGuckian
  - Donald E. Nickelson
  - Richard S. Trutanic
  - Gary E. Wendlandt (Interested Trustee)

There are no other Trustees of the Trust.

2. To grant the Trust the approval to enter into and materially amend agreements with Subadvisors on behalf of one or more of the Funds without obtaining shareholder approval; and

3. To approve the amendment of certain fundamental investment restrictions.

No other business came before the special meetings.

Each of the proposals listed above was passed by the shareholders of the Fund as shown below.

MID CAP                                        VOTES     VOTES
GROWTH FUND                      VOTES FOR    AGAINST   WITHHELD     TOTAL
PROPOSAL #1-ELECTION OF TRUSTEES
----------------------------------------------------------------------------
a. Charlynn Goins                6,870,784           0   576,502   7,447,286
----------------------------------------------------------------------------
b. Edward J. Hogan               6,868,509           0   578,777   7,447,286
----------------------------------------------------------------------------
c. Alan R. Latshaw               6,875,218           0   572,069   7,447,287
----------------------------------------------------------------------------
d. Terry L. Lierman              6,874,424           0   572,862   7,447,286
----------------------------------------------------------------------------
e. John B. McGuckian             6,870,570           0   576,716   7,447,286
----------------------------------------------------------------------------
f. Donald E. Nickelson           6,876,871           0   570,415   7,447,286
----------------------------------------------------------------------------
g. Richard S. Trutanic           6,870,462           0   576,824   7,447,286
----------------------------------------------------------------------------
h. Gary E. Wendlandt             6,870,060           0   577,226   7,447,286
----------------------------------------------------------------------------
PROPOSAL #2-APPROVAL TO ENTER INTO AND MATERIALLY AMEND AGREEMENTS
----------------------------------------------------------------------------
                                 5,079,738     771,492   519,685   6,370,915
----------------------------------------------------------------------------
PROPOSAL #3-AMENDMENT TO CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS
----------------------------------------------------------------------------
a. Borrowing                     5,696,690     153,972   520,253   6,370,915
----------------------------------------------------------------------------
b. Senior Securities             5,687,534     159,508   523,873   6,370,915
----------------------------------------------------------------------------
c. Underwriting Securities       5,711,656     130,265   528,995   6,370,916
----------------------------------------------------------------------------
d. Real Estate                   5,702,822     144,878   523,216   6,370,916
----------------------------------------------------------------------------
e. Commodities                   5,698,927     148,664   523,325   6,370,916
----------------------------------------------------------------------------
f. Making Loans                  5,687,309     158,338   525,268   6,370,915
----------------------------------------------------------------------------
g. Concentration of Investments  5,710,442     135,966   524,508   6,370,916
----------------------------------------------------------------------------
h. Diversification               5,716,715     132,405   521,796   6,370,916
----------------------------------------------------------------------------

This resulted in approval of the proposals.

 22   MainStay Mid Cap Growth Fund

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, as of July 1, 2006, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the Trustees then in office will call a shareholder meeting for the election of Trustees, or
(2) his or her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

        GARY E.           Indefinite; Chairman   Chairman and Manager, New York Life               62           Chairman and
        WENDLANDT         since 2002, Chief      Investment Management LLC (including                           Director,
        10/8/50           Executive Officer      predecessor advisory organizations) and                        MainStay VP
                          (2004 to June 2006),   New York Life Investment Management                            Series Fund,
                          and Trustee since      Holdings LLC; Chief Executive Officer,                         Inc.
                          2000                   New York Life Investment Management LLC
                                                 and New York Life Investment Management
                                                 Holdings LLC (2000 to June 2006); Senior
                                                 Executive Vice President for Investment
                                                 and Finance, New York Life Insurance
                                                 Company (since July 2006); Executive
                                                 Vice President, New York Life Insurance
                                                 Company (1999 to June 2006); Executive
                                                 Vice President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC,
                                                 Madison Capital Funding LLC, and NYLCAP
                                                 Manager LLC; Manager, MacKay Shields
                                                 LLC; Executive Vice President, New York
                                                 Life Insurance and Annuity Corporation;
                                                 Chairman, and Director, MainStay VP
                                                 Series Fund, Inc. (25 portfolios); Chief
                                                 Executive Officer, MainStay VP Series
                                                 Fund, Inc. (2002 to June 2006); Chief
                                                 Executive Officer, Eclipse Funds (3
                                                 Portfolios) and Eclipse Funds Inc. (15
                                                 Portfolios) (2005 to June 2006);
                                                 Executive Vice President and Chief
                                                 Investment Officer, MassMutual Life
                                                 Insurance Company (1993 to 1999).
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        CHARLYNN GOINS    Indefinite; Trustee    Retired. Chairperson of the Board, New            19           None
        9/15/42           since 2001             York City Health and Hospital
                                                 Corporation.
        -----------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Indefinite; Trustee    Rear Admiral U.S. Navy (Retired);                 19           None
        8/17/32           since 1996             Independent Management Consultant (1997
                                                 to 2002).
        -----------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Indefinite; Trustee    Chair, Maryland Democratic Party;                 19           None
        1/4/48            since 1991             Chairman, Smartpaper Networks
                                                 Corporation (communications); Partner,
                                                 Health Ventures LLC (2001 to 2005); Vice
                                                 Chair, Employee Health Programs (1990 to
                                                 2002); Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc.
                                                 (1984 to 2001).
        -----------------------------------------------------------------------------------------------------------------------
        JOHN B.           Indefinite; Trustee    Chairman, Ulster Television Plc; Pro              19           Non-Executive
        MCGUCKIAN         since 1997             Chancellor, Queen's University (1985 to                        Director,
        11/13/39                                 2001).                                                         Allied Irish
                                                                                                                Banks Plc;
                                                                                                                Chairman and
                                                                                                                Non-Executive
                                                                                                                Director, Irish
                                                                                                                Continental
                                                                                                                Group, Plc;
                                                                                                                Chairman, AIB
                                                                                                                Group (UK) Plc;
                                                                                                                Non-Executive
                                                                                                                Director,
                                                                                                                Unidare Plc.
        -----------------------------------------------------------------------------------------------------------------------

     * A Trustee is considered to be an interested person of the Trust within the meaning of the 1940 Act because of an affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past Five Years." All Trustees not considered to be interested persons of the Trust are referred to as "Non-Interested Trustees."

                                                    www.mainstayfunds.com     23

                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        DONALD E.         Indefinite; Trustee    Retired. Vice Chairman, Harbour Group             19           Director,
        NICKELSON         since 1994 and Lead    Industries, Inc. (leveraged buyout                             Adolor
        12/9/32           Non-Interested         firm); President, PaineWebber Group                            Corporation;
                          Trustee since 2000     (1988 to 1990).                                                Director, First
                                                                                                                Advantage
                                                                                                                Corporation.
        -----------------------------------------------------------------------------------------------------------------------

        RICHARD S.        Indefinite; Trustee    Chairman (1990 to present) and Chief              19           None
        TRUTANIC          since 1994             Executive Officer (1990 to 1999),
        2/13/52                                  Somerset Group (financial advisory
                                                 firm); Managing Director and Advisor,
                                                 The Carlyle Group (private investment
                                                 firm) (2002 to 2004); Senior Managing
                                                 Director, Groupe Arnault (private
                                                 investment firm) (1999 to 2002).
        -----------------------------------------------------------------------------------------------------------------------

        ALAN R. LATSHAW   Indefinite; Trustee    Retired. Partner, Ernst & Young LLP               19           State Farm
        3/27/51           and Audit Committee    (2002 to 2003); Partner, Arthur Andersen                       Associates
                          Financial Expert       LLP (1976 to 2002).                                            Funds Trusts (4
                          since 2006                                                                            portfolios);
                                                                                                                State Farm
                                                                                                                Mutual Fund
                                                                                                                Trust (15
                                                                                                                portfolios);
                                                                                                                State Farm
                                                                                                                Variable
                                                                                                                Product Trust
                                                                                                                (8 portfolios);
                                                                                                                Utopia Funds (4
                                                                                                                portfolios).
        -----------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General Counsel, and Secretary,
        ANSELMI           since 2003             New York Life Investment Management LLC (including
        10/19/46                                 predecessor advisory organizations) and New York Life
                                                 Investment Management Holdings LLC; Senior Vice President,
                                                 New York Life Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC; Secretary, NYLIM Service
                                                 Company LLC, NYLCAP Manager LLC, and Madison Capital Funding
                                                 LLC; Chief Legal Officer, Eclipse Funds, Eclipse Funds Inc.,
                                                 MainStay VP Series Fund, Inc., and McMorgan Funds; Managing
                                                 Director and Senior Counsel, Lehman Brothers Inc. (1998 to
                                                 1999); General Counsel and Managing Director, JP Morgan
                                                 Investment Management Inc. (1986 to 1998).
        -----------------------------------------------------------------------------------------------------

        ARPHIELA          Treasurer and          Director and Manager of Fund Accounting and Administration,
        ARIZMENDI         Principal Financial    New York Life Investment Management LLC (since 2003);
        10/26/56          and Accounting         Treasurer and Principal Financial and Accounting Officer,
                          Officer since 2005     Eclipse Funds, Eclipse Funds Inc., and McMorgan Funds (since
                                                 December 2005), and MainStay VP Series Fund, Inc. (since
                                                 March 2006); Assistant Treasurer, NYLIFE Distributors LLC;
                                                 Assistant Treasurer, The MainStay Funds, Eclipse Funds,
                                                 Eclipse Funds Inc., MainStay VP Series Fund, Inc., and
                                                 McMorgan Funds (1992 to December 2005).
        -----------------------------------------------------------------------------------------------------

        CHRISTOPHER O.    President since 2005   Executive Vice President, New York Life Investment
        BLUNT                                    Management LLC and New York Life Investment Management
        5/13/62                                  Holdings LLC (since 2004); Manager and Executive Vice
                                                 President, NYLIM Product Distribution, NYLIFE Distributors
                                                 LLC (since January 2005); Chairman, NYLIM Service Company
                                                 LLC (since March 2005); Chairman and Class C Director, New
                                                 York Life Trust Company, FSB (since 2004); Chairman, New
                                                 York Life Trust Company (since February 2005); President,
                                                 Eclipse Funds and Eclipse Funds Inc. (since 2005);
                                                 President, MainStay VP Series Fund, Inc. (since July 2006);
                                                 Chairman and Chief Executive Officer, Giving Capital, Inc.
                                                 (2001 to 2004); Chief Marketing Officer--Americas, Merrill
                                                 Lynch Investment Managers (1999 to 2001); President, Mercury
                                                 Funds Distributors (1999 to 2001).
        -----------------------------------------------------------------------------------------------------

        SCOTT T.          Vice President--       Director, New York Life Investment Management LLC (including
        HARRINGTON        Administration since   predecessor advisory organizations); Executive Vice
        2/8/59            2005                   President, New York Life Trust Company, and New York Life
                                                 Trust Company, FSB (since January 2006); Vice President--
                                                 Administration, MainStay VP Series Fund, Inc., Eclipse
                                                 Funds, and Eclipse Funds Inc. (since June 2005).
        -----------------------------------------------------------------------------------------------------

 24   MainStay Mid Cap Growth Fund

                          POSITION(S) HELD
                          WITH
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        ALAN J.           Senior Vice President  Managing Director, Mutual Funds/Administration and Chief
        KIRSHENBAUM       since July 2006        Financial Officer of Retail Investments, New York Life
        6/25/71                                  Investment Management LLC (since July 2006); Senior Vice
                                                 President, Eclipse Funds, Eclipse Funds Inc., and MainStay
                                                 VP Series Fund, Inc. (since June 2006); Chief Financial
                                                 Officer, Bear Stearns Asset Management (1999 to May 2006).
        -----------------------------------------------------------------------------------------------------

        ALISON H.         Vice President--       Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           Compliance (2004 to    March 2006), and Managing Director and Chief Compliance
        12/16/65          June 2006); Senior     Officer (2003 to February 2006), New York Life Investment
                          Vice President and     Management LLC; Managing Director and Chief Compliance
                          Chief Compliance       Officer, New York Life Investment Management Holdings LLC
                          Officer since July     (2003 to present); Senior Managing Director, Compliance
                          2006                   (since March 2006) and Managing Director, Compliance (2003 to February 2006), NYLIFE Distributors LLC; Senior Vice
                                                 President and Chief Compliance Officer, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP Series Fund, Inc. (since
                                                 June 2006); Vice President--Compliance, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP Series Fund, Inc. (until
                                                 June 2006); Deputy Chief Compliance Officer, New York Life
                                                 Investment Management LLC (2002 to 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset Management (1999 to
                                                 2002).
        -----------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary since 2004   Managing Director and Associate General Counsel, New York
        MORRISON                                 Life Investment Management LLC (since 2004); Managing
        3/26/56                                  Director and Secretary, NYLIFE Distributors LLC; Secretary,
                                                 Eclipse Funds, Eclipse Funds Inc., and MainStay VP Series
                                                 Fund, Inc.; Chief Legal Officer--Mutual Funds and Vice
                                                 President and Corporate Counsel, The Prudential Insurance
                                                 Company of America (2000 to 2004).
        -----------------------------------------------------------------------------------------------------

        BRIAN A. MURDOCK  Chief Executive        Member of the Board of Managers and President (since 2004),
        3/14/56           Officer since July     and Chief Executive Officer (since July 2006), New York Life
                          2006                   Investment Management LLC and New York Life Investment
                                                 Management Holdings LLC; Senior Vice President, New York
                                                 Life Insurance Company (since 2004); Chairman of the Board and President, NYLIFE Distributors LLC (since 2004); Member of the Board of Managers, Madison Capital Funding LLC (since
                                                 2004); Member of the Board of Managers, NYLCAP Manager LLC
                                                 (since 2004); Chief Executive Officer, Eclipse Funds,
                                                 Eclipse Funds Inc. and MainStay VP Series Fund, Inc. (since
                                                 July 2006); Chief Operating Officer, Merrill Lynch
                                                 Investment Managers (2003 to 2004); Chief Investment
                                                 Officer, MLIM Europe and Asia (2001 to 2003); President of
                                                 Merrill Japan and Chairman of MLIM's Pacific Region (1999 to
                                                 2001).
        -----------------------------------------------------------------------------------------------------
        RICHARD W.        Vice President--Tax    Vice President, New York Life Insurance Company; Vice
        ZUCCARO           since 1991             President, New York Life Insurance and Annuity Corporation,
        12/12/49                                 New York Life Trust Company, FSB, NYLIFE Insurance Company
                                                 of Arizona, NYLIFE LLC, and NYLIFE Securities Inc.; Vice
                                                 President, Tax, NYLIFE Distributors LLC; Tax Vice President,
                                                 New York Life International, LLC, New York Life Trust
                                                 Company, and NYLIM Service Company LLC; Vice President--Tax,
                                                 Eclipse Funds and Eclipse Funds Inc. (since 1993), and
                                                 MainStay VP Series Fund, Inc. (since 1991).
        -----------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     25

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(2)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund(3)
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. Closed to new investors as of June 1, 2006.
4. An affiliate of New York Life Investment Management LLC.

                       Not part of the Semiannual Report

                       This page intentionally left blank

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C) 2006 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A08827         (RECYCLE LOGO)       MS229-06       MSMG10-06/06

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    MONEY MARKET FUND

                    Message from the President
                    and
                    Semiannual Report
                    Unaudited
                    April 30, 2006

MESSAGE FROM
THE PRESIDENT

Dear Shareholder,

The six months from November 1, 2005, through April 30, 2006, represented a generally positive period for the economy and for investors. Most U.S. stock indexes recorded strong returns for the six-month reporting period. According to Russell data, value stocks outperformed growth stocks among large-capitalization issues, while the reverse was true for mid-cap and small-cap stocks.

Strong demand kept prices for oil, metals, and several other commodities relatively high, which had a positive influence on energy and materials stocks and helped commodity-exporting emerging economies. Not all of the influence was positive, however. In the United States, rising fuel costs had a negative impact on airlines, automakers, and utilities.

According to preliminary estimates from the Bureau of Economic Analysis, real gross domestic product increased at an annual rate of 5.3% in the first quarter of 2006, up from 1.7% in the fourth quarter of 2005. Economic growth, elevated energy prices, and the potential for inflationary pressure moved the Federal Open Market Committee to raise the targeted federal funds rate four times during the reporting period, with a 25-basis-point increase on each occasion. (A basis point is one-hundredth of a percentage point.) At the end of April 2006, the federal funds target rate stood at 4.75%.

Rising interest rates affected different bonds in different ways, and for portions of the reporting period, the yield curve inverted with yields on two-, five-, and 10-year Treasurys exceeding those on 30-year Treasurys. By the end of April, however, the yield curve had regained a positive slope. Rising interest rates took a toll on bond prices, but many bond indexes recorded positive total returns for the six-month reporting period.

The yield differences (or spreads) between high-yield bonds and U.S. Treasurys were relatively narrow during the reporting period, which reduced the compensation investors received for taking on additional risk. Even so, default rates in the high-yield market remained near their historical lows. Convertible bonds were hurt by rising interest rates, but managed to capture a substantial percentage of the stock market's gain.

During the first-quarter of 2006, issuance in the leveraged-loan market was down relative to the same period a year ago, but noteworthy financings by Georgia Pacific and NRG provided abundant liquidity. As the pipeline for upcoming issues became less promising, spreads in the leveraged-loan market tended to contract. New-money issuance and refunding issuance also declined in the municipal bond market, but at the end of April 2006, insured municipal bonds yielded 88% of long Treasurys, making municipals one of the more attractive high-grade bond sectors.

At MainStay, we offer a wide variety of Funds that pursue their respective investment objectives by investing in appropriate segments of the market. Each Fund follows a disciplined investment approach that the portfolio manager seeks to consistently apply across various market environments. The investment objective, strategies, and process used by your Fund(s) are outlined in the prospectus.

It is our pleasure to announce that on May 17, 2006, Institutional Capital Corporation (ICAP), a premier value-equity institutional investment firm based in Chicago, signed a definitive agreement to join New York Life Investment Management. Subject to board and shareholder approval, ICAP's three mutual funds are expected to join the MainStay Fund family on or around August 31, 2006.

We are honored that you have chosen to invest with MainStay Funds. We hope that the breadth of our offerings, the quality of our service, and the performance of our Funds will encourage you to maintain a long-term perspective, regardless of how the markets may shift or your financial needs may evolve.

The semiannual report that follows gives you additional insight into the portfolio management decisions that affected the performance of your MainStay Fund investment during the six months ended April 30, 2006. Please read it carefully to gain broader perspective on the progress of your Fund.

Sincerely,


/s/ CHRISTOPHER O. BLUNT


Christopher O. Blunt
President


                       Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    MONEY MARKET FUND

                    The MainStay Funds

                    Semiannual Report

                    Unaudited

                    April 30, 2006

TABLE OF CONTENTS

Semiannual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   8
--------------------------------------------------------------------------------

Portfolio of Investments                                                       9
--------------------------------------------------------------------------------

Financial Statements                                                          12
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 18
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                  21
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        21
--------------------------------------------------------------------------------

Special Meeting of Shareholders                                               21
--------------------------------------------------------------------------------

Trustees and Officers                                                         22

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

CLASS A SHARES(1)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX     ONE    FIVE     TEN
TOTAL RETURNS               MONTHS   YEAR   YEARS   YEARS
---------------------------------------------------------
                             1.86%   3.25%  1.65%   3.37%
7- DAY CURRENT YIELD: 4.14%


CLASS B SHARES(1)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX     ONE    FIVE     TEN
TOTAL RETURNS               MONTHS   YEAR   YEARS   YEARS
---------------------------------------------------------
                             1.86%   3.25%  1.65%   3.37%
7- DAY CURRENT YIELD: 4.14%


CLASS C SHARES(1)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX     ONE    FIVE     TEN
TOTAL RETURNS               MONTHS   YEAR   YEARS   YEARS
---------------------------------------------------------
                             1.86%   3.25%  1.65%   3.37%
7- DAY CURRENT YIELD: 4.14%


                                          SIX     ONE    FIVE     TEN
BENCHMARK PERFORMANCE                    MONTHS   YEAR   YEARS   YEARS

Average Lipper money market fund(2)       1.74%   3.03%  1.50%   3.27%

Performance tables do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price and reinvestment of dividend and capital-gain distributions. Class A, B, and C shares are sold with no initial sales charge or contingent deferred sales charge (CDSC) and have no annual 12b-1 fees. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. Prior to 9/1/98 performance of Class C shares includes the historical performance of Class B shares.
1. As of 4/30/06, MainStay Money Market Fund had an effective 7-day yield of 4.23% and a 7-day current yield of 4.14% for Class A, B, and C shares. These yields reflect certain expense limitations. Had these expense limitations not been in effect, the effective 7-day yield would have been 4.21% and the current 7-day yield would have been 4.11%. The fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The current yield is more reflective of the Fund's earnings than the total return.
2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

                                                     www.mainstayfunds.com     5

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY MONEY MARKET FUND

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2005, to April 30, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2005, through April 30, 2006.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six months ended April 30, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            11/1/05           4/30/06           PERIOD(1)           4/30/06            PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,018.70            $3.50            $1,021.50             $3.51
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,018.70            $3.50            $1,021.50             $3.51
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,018.70            $3.50            $1,021.50             $3.51
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (0.70% for Class A, Class B and Class C) multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).



 6   MainStay Money Market Fund

PORTFOLIO COMPOSITION AS OF APRIL 30, 2006

(PORTFOLIO COMPOSITION PIE CHART)

Commercial Paper                                                                 46.9
Federal Agencies                                                                 27.1
Corporate Bonds                                                                  13.4
Medium-Term Notes                                                                10.0
Foreign Government Bonds                                                          1.7
Asset-Backed Securities                                                           0.7
Cash and Other Assets, Less Liabilities                                           0.2

See Portfolio of Investments on page 9 for specific holdings within these categories.

                                                     www.mainstayfunds.com     7

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Claude Athaide, Ph.D., CFA, of MacKay Shields LLC

HOW DID MAINSTAY MONEY MARKET FUND PERFORM RELATIVE TO ITS BENCHMARK AND ITS PEERS DURING THE SIX-MONTH REPORTING PERIOD?

As of April 30, 2006, MainStay Money Market Fund Class A, Class B, and Class C shares had a 7-day current yield of 4.14% and a 7-day effective yield of 4.23%. For the six months ended April 30, 2006, MainStay Money Market Fund returned 1.86% for Class A, Class B, and Class C shares. All share classes outperformed the 1.74% return of the average Lipper(1) money market fund for the six months ended April 30, 2006.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

The progress of the U.S. economy affects money market funds. A strong economy often leads to higher short-term interest rates, which should result in higher yields on short-term investments in the Fund. According to preliminary estimates from the Bureau of Economic Analysis, the U.S. economy rebounded to a 5.3% seasonally adjusted annual rate in the first quarter of 2006, up from a 1.7% seasonally adjusted annual rate in the fourth quarter of 2005. Consumer spending grew at a 5.2% annual pace in the first quarter, and chain store sales were strong in April, suggesting that consumer spending remained robust. Employment increased during the reporting period and the unemployment rate declined.

During the reporting period, the Federal Open Market Committee (FOMC) met four times and raised the targeted federal funds rate by 25 basis points on each occasion. (A basis point is one-hundredth of a percentage point.) At the end of the reporting period, the targeted federal funds rate stood at 4.75%. Yields on both the benchmark three-month Treasury bill and three-month LIBOR(2) rose during the reporting period, but somewhat less than the federal funds target rate.

HOW DID THE FUND INVEST DURING THE PERIOD?

During the reporting period, the Fund invested in securities issued by the U.S. Treasury and by government-sponsored agencies. The Fund also held securities issued by finance, insurance, brokerage, and industrial companies as well as banks and bank holding companies. The Fund held first-tier securities, or generally those money market instruments in the highest-rated category.

WHAT WAS THE FUND'S AVERAGE MATURITY AT THE END OF THE REPORTING PERIOD?

As of April 30, 2006, the average maturity of the Fund was approximately 65 days.

WHAT OTHER EVENTS AFFECTED THE MONEY MARKET?

In his testimony before the Joint Economic Committee of Congress on April 27, 2006, Federal Reserve Board Chairman Bernanke said that "even if in the FOMC's judgment the risks to its objectives are not entirely balanced, at some point in the future the FOMC may decide to take no action at one or more meetings in the interest of allowing more time to receive information relevant to the outlook."

The impact of this remark was quickly felt in the market. By the end of April 2006, the price of the July federal funds futures contract implied that the chance of a 25-basis-point rate increase at the June FOMC meeting was about 40%.


AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.
1. See footnote on page 5 for more information about Lipper Inc.
2. The London interbank offered rate (LIBOR) is a floating interest rate that is widely used as a base rate in bank, corporate, and government lending agreements.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 8   MainStay Money Market Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2006 UNAUDITED

                                                     PRINCIPAL      AMORTIZED
                                                        AMOUNT           COST
SHORT-TERM INVESTMENTS (99.7%)+
-----------------------------------------------------------------------------
ASSET-BACKED SECURITIES (0.7%)
USAA Auto Owner Trust
  Series 2005-3, Class A1
  4.17%, due 11/9/06                                $1,536,297   $  1,536,297
Wachovia Auto Owner Trust
  Series 2005-8, Class A1
  4.481%, due 12/20/06                               1,718,836      1,718,836
                                                                 ------------
                                                                    3,255,133
                                                                 ------------
COMMERCIAL PAPER (46.9%)
Abbey National North America LLC
  4.90%, due 6/29/06                                 4,125,000      4,091,874
ABN-AMRO N.A. Finance, Inc.
  4.74%, due 5/8/06                                  4,000,000      3,996,313
Allianz Finance Corp.
  4.60%, due 5/4/06 (a)                              4,500,000      4,498,275
American Express Credit Corp.
  4.95%, due 7/25/06                                 4,500,000      4,447,407
American General Finance Corp.
  4.83%, due 6/23/06                                 4,775,000      4,741,046
ANZ Delaware, Inc.
  4.955%, due 7/21/06                                4,500,000      4,449,831
  5.025%, due 10/5/06                                4,500,000      4,401,385
Atlantis One Funding Corp.
  4.67%, due 5/18/06 (a)                             3,875,000      3,866,454
Barclays U.S. Funding Corp.
  4.81%, due 5/30/06                                 5,100,000      5,080,239
Chevron Funding Corp.
  4.61%, due 5/12/06                                 4,500,000      4,493,661
  4.86%, due 7/3/06                                  4,500,000      4,461,728
Deutsche Bank Financial LLC
  4.70%, due 6/21/06                                 3,500,000      3,476,696
  4.80%, due 5/18/06                                 4,500,000      4,489,800
  4.95%, due 7/5/06                                  2,000,000      1,982,125
Dexia Delaware LLC
  4.71%, due 5/10/06                                 3,900,000      3,895,407
  4.85%, due 6/28/06                                 4,200,000      4,167,181
Eli Lilly & Co.
  4.69%, due 5/2/06 (a)                              4,825,000      4,824,371
European Investment Bank
  4.79%, due 6/1/06                                  6,000,000      5,975,251
Goldman Sachs Group, Inc. (The)
  4.41%, due 5/15/06                                 5,000,000      4,991,425
  4.72%, due 6/22/06                                 4,000,000      3,972,729
Harvard University
  4.68%, due 6/8/06                                  2,275,000      2,263,762
HBOS Treasury Services PLC
  4.64%, due 5/16/06                                 4,500,000      4,491,300
  4.68%, due 5/25/06                                 4,500,000      4,485,960

                                                     PRINCIPAL      AMORTIZED
                                                        AMOUNT           COST
COMMERCIAL PAPER (CONTINUED)
HSBC Finance Corp.
  4.60%, due 5/8/06                                 $2,500,000   $  2,497,763
ING U.S. Funding LLC
  4.68%, due 5/9/06                                  2,100,000      2,097,816
  4.71%, due 5/10/06                                 1,500,000      1,498,234
  4.83%, due 6/19/06                                   300,000        298,028
  4.94%, due 6/22/06                                 3,375,000      3,350,918
KfW International Finance, Inc.
  4.35%, due 5/5/06 (a)                              5,500,000      5,497,341
  4.80%, due 11/3/06 (a)                             4,650,000      4,534,680
Lloyds Bank PLC
  4.74%, due 5/12/06                                 4,100,000      4,094,062
MetLife Funding, Inc.
  4.635%, due 5/22/06                                5,000,000      4,986,481
  4.91%, due 7/18/06                                 4,500,000      4,452,128
Nationwide Building Society
  5.00%, due 7/27/06 (a)                             2,300,000      2,272,208
  5.02%, due 7/27/06 (a)                             2,825,000      2,790,728
Nestle Capital Corp.
  4.73%, due 6/13/06 (a)                             3,000,000      2,983,051
Prudential Funding LLC
  4.75%, due 5/11/06                                 3,600,000      3,595,250
Rabobank USA Financial Corp.
  4.42%, due 5/15/06                                 5,000,000      4,991,406
  4.88%, due 6/12/06                                 4,200,000      4,176,088
San Paolo IMI U.S. Financial Co.
  4.68%, due 5/17/06                                 4,500,000      4,490,640
  4.805%, due 6/16/06                                4,000,000      3,975,441
Shell International Finance B.V.
  4.73%, due 5/23/06                                 4,925,000      4,910,764
  4.84%, due 6/30/06                                 5,250,000      5,207,650
Societe Generale North America, Inc.
  4.76%, due 5/23/06                                 1,375,000      1,371,001
  4.78%, due 6/21/06                                 3,680,000      3,655,079
  4.95%, due 7/11/06                                 4,500,000      4,456,068
Svenska Handelsbanken AB
  4.50%, due 6/15/06                                 2,300,000      2,287,063
  4.69%, due 5/30/06                                 3,275,000      3,262,627
  4.935%, due 7/6/06                                 3,325,000      3,294,917
Swiss Re Financial Products
  4.58%, due 5/3/06 (a)                              4,500,000      4,498,855
  4.81%, due 6/12/06 (a)                             4,500,000      4,474,747

+ Percentages indicated are based on Fund net assets.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com    9

                                                     PRINCIPAL      AMORTIZED
                                                        AMOUNT           COST
SHORT-TERM INVESTMENTS (CONTINUED)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
UBS Finance Delaware LLC
  4.66%, due 5/8/06                                 $4,100,000   $  4,096,285
  4.98%, due 7/10/06                                 3,925,000      3,887,181
Unilever Capital Corp.
  4.78%, due 5/22/06 (a)                             1,600,000      1,595,539
                                                                 ------------
                                                                  207,124,259
                                                                 ------------
CORPORATE BONDS (13.4%)
Abbott Laboratories
  6.40%, due 12/1/06                                 5,375,000      5,424,828
Bank of America Corp.
  7.125%, due 9/15/06                                5,000,000      5,048,535
BP Capital Markets PLC
  2.625%, due 3/15/07                                4,025,000      3,939,261
  2.75%, due 12/29/06                                5,800,000      5,721,611
Citigroup, Inc.
  4.895%, due 5/19/06 (b)                            5,000,000      5,000,352
FleetBoston Financial Corp.
  4.875%, due 12/1/06                                5,750,000      5,754,222
International Business Machines Corp.
  4.875%, due 10/1/06                                4,800,000      4,803,511
Morgan Stanley
  4.93%, due 11/24/06 (b)                            4,000,000      4,003,464
  5.24%, due 1/12/07 (b)                             5,000,000      5,004,883
Wachovia Corp.
  4.95%, due 11/1/06                                 5,000,000      5,010,487
Wells Fargo & Co.
  5.00%, due 9/15/06 (b)                             5,000,000      5,002,432
  5.00%, due 3/23/07 (b)                             4,500,000      4,504,336
                                                                 ------------
                                                                   59,217,922
                                                                 ------------
FEDERAL AGENCIES (27.1%)
Federal Home Loan Bank
  5.08%, due 2/22/07                                 8,400,000      8,399,255
Federal Home Loan Banks (Discount Notes)
  4.56%, due 5/10/06                                 4,750,000      4,744,585
  4.62%, due 6/2/06                                  4,700,000      4,680,699
  4.67%, due 6/9/06                                  4,500,000      4,477,234
  4.675%, due 6/14/06                                4,500,000      4,474,287
  4.77%, due 6/23/06                                 3,175,000      3,152,704
  4.85%, due 7/19/06                                 4,500,000      4,452,106
  4.90%, due 7/28/06                                 4,500,000      4,446,101

                                                     PRINCIPAL      AMORTIZED
                                                        AMOUNT           COST
FEDERAL AGENCIES (CONTINUED)
Federal Home Loan
  Mortgage Corporation
  (Discount Notes)
  4.40%, due 5/23/06                                $3,975,000   $  3,964,311
  4.44%, due 5/30/06                                 5,600,000      5,579,971
  4.535%, due 5/1/06                                 4,500,000      4,500,000
  4.55%, due 5/31/06                                 4,500,000      4,482,938
  4.60%, due 5/2/06                                  3,375,000      3,374,569
  4.67%, due 6/6/06                                  4,500,000      4,478,985
  4.68%, due 6/13/06                                 2,400,000      2,386,584
  4.69%, due 6/20/06                                 5,650,000      5,613,197
  4.71%, due 6/27/06                                 4,000,000      3,970,169
Federal National
  Mortgage Association
  (Discount Notes)
  4.42%, due 5/17/06                                 4,000,000      3,992,142
  4.42%, due 5/22/06                                 2,037,000      2,031,748
  4.42%, due 5/26/06                                 2,400,000      2,392,634
  4.57%, due 5/11/06                                 5,100,000      5,093,526
  4.612%, due 6/5/06                                 4,275,000      4,255,832
  4.62%, due 5/24/06                                 3,000,000      2,991,145
  4.675%, due 6/7/06                                 4,500,000      4,478,378
  4.69%, due 6/16/06                                 4,500,000      4,473,032
  4.735%, due 6/19/06                                4,000,000      3,974,220
  4.74%, due 7/24/06                                 3,200,000      3,164,608
  4.83%, due 7/12/06                                 5,700,000      5,644,938
                                                                 ------------
                                                                  119,669,898
                                                                 ------------
FOREIGN GOVERNMENT BONDS (1.7%)
Quebec Province
  4.88%, due 8/8/06                                  4,000,000      3,946,319
  4.91%, due 8/4/06                                  3,600,000      3,553,355
                                                                 ------------
                                                                    7,499,674
                                                                 ------------
MEDIUM-TERM NOTES (10.0%)
American Express Credit Corp.
  Series B
  5.05%, due 9/19/06 (b)                             4,800,000      4,803,143
Bank One Corp.
  Series C
  4.86%, due 8/11/06 (b)                             5,650,000      5,652,621
General Electric Capital Corp.
  5.06%, due 9/18/06 (b)                             5,000,000      5,003,166
HSBC Finance Corp.
  5.16%, due 10/27/06 (b)                            6,300,000      6,302,218
International Business Machines Corp.
  2.375%, due 11/1/06                                4,500,000      4,441,023

 10   MainStay Money Market Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL      AMORTIZED
                                                        AMOUNT           COST
SHORT-TERM INVESTMENTS (CONTINUED)
-----------------------------------------------------------------------------
MEDIUM-TERM NOTES (CONTINUED)
Merrill Lynch & Co., Inc.
  Series B
  5.13%, due 9/18/06 (b)                            $5,000,000   $  5,004,275
  Series C
  5.208%, due 4/26/07 (b)                            4,200,000      4,205,119
SLM Corp.
  Series A
  5.11%, due 9/15/06 (b)                             5,000,000      5,003,675
Toyota Motor Credit Corp.
  4.92%, due 6/12/06 (b)                             1,450,000      1,450,062
  5.011%, due 12/18/06 (b)                           2,580,000      2,582,576
                                                                 ------------
                                                                   44,447,878
                                                                 ------------
Total Short-Term Investments
  (Amortized Cost $441,214,764) (c)                       99.8%   441,214,764
Cash and Other Assets,
  Less Liabilities                                         0.2        761,448
                                                    ----------   ------------
Net Assets                                               100.0%  $441,976,212
                                                    ==========   ============

(a)  May be sold to institutional investors only.
(b)  Floating rate. Rate shown is the rate in effect at April
     30, 2006.
(c) The cost stated also represents the aggregate cost for federal income tax purposes.

The table below sets forth the diversification of the Money Market Fund investments by industry.

INDUSTRY DIVERSIFICATION

                                                       AMORTIZED
                                                            COST              PERCENT+
Automobile ABS                                      $  3,255,133                   0.7%
Banks                                                154,493,548                  35.0#
Commercial Services                                    2,263,762                   0.5
Computers                                              9,244,534                   2.1
Diversified Financial Services                        92,332,465                  21.0
Federal Agencies                                     119,669,898                  27.0
Insurance                                             13,471,876                   3.0
Oil & Gas                                             28,734,675                   6.5
Pharmaceuticals                                       10,249,199                   2.3
Regional (State & Province)                            7,499,674                   1.7
                                                    ------------   -------------------
                                                     441,214,764                  99.8
Cash and Other Assets,
  Less Liabilities                                       761,448                   0.2
                                                    ------------   -------------------
Net Assets                                          $441,976,212                 100.0%
                                                    ============   ===================

+    Percentages indicated are based on Fund net assets.
#    The Portfolio will invest more than 25% of the market
     value of its total assets in the securities of banks and
     bank holding companies, including certificates of
     deposit, bankers' acceptances and securities guaranteed
     by banks and bank holding companies.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    11

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2006 UNAUDITED

ASSETS:
Investment in securities, at value
  (amortized cost $441,214,764)                 $441,214,764
Cash                                                 115,374
Receivables:
  Fund shares sold                                 1,349,007
  Interest                                           982,908
Other assets                                          38,152
                                                -------------
    Total assets                                 443,700,205
                                                -------------

LIABILITIES:
Payables:
  Fund shares redeemed                             1,096,731
  Transfer agent                                     264,833
  Manager                                            152,649
  Professional                                        57,393
  Shareholder communication                           36,302
  Custodian                                           19,333
Accrued expenses                                      42,803
Dividend payable                                      53,949
                                                -------------
    Total liabilities                              1,723,993
                                                -------------
Net assets                                      $441,976,212
                                                =============

COMPOSITION OF NET ASSETS:
Share of beneficial interest outstanding (par
  value of $.01 per share) unlimited number
  of shares authorized:
  Class A                                       $  2,252,694
  Class B                                          2,005,709
  Class C                                            161,260
Additional paid-in capital                       437,549,499
Accumulated undistributed net realized gain on
  investments                                          7,050
                                                -------------
Net assets                                      $441,976,212
                                                =============
CLASS A
Net assets applicable to outstanding shares     $225,273,812
                                                =============
Shares of beneficial interest outstanding        225,269,443
                                                =============
Net asset value per share outstanding           $       1.00
                                                =============
CLASS B
Net assets applicable to outstanding shares     $200,576,010
                                                =============
Shares of beneficial interest outstanding        200,570,856
                                                =============
Net asset value and offering price per share
  outstanding                                   $       1.00
                                                =============
CLASS C
Net assets applicable to outstanding shares     $ 16,126,390
                                                =============
Shares of beneficial interest outstanding         16,125,966
                                                =============
Net asset value and offering price per share
  outstanding                                   $       1.00
                                                =============

 12   MainStay Money Market Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2006 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Interest                                        $9,797,996
                                                  -----------
EXPENSES:
  Manager                                          1,071,158
  Transfer agent                                     601,303
  Registration                                        91,942
  Professional                                        67,140
  Shareholder communication                           39,633
  Recordkeeping                                       35,374
  Trustees                                            17,248
  Custodian                                           10,640
  Miscellaneous                                       11,478
                                                  -----------
    Total expenses before reimbursement            1,945,916
  Expense reimbursement from Manager                (395,378)
                                                  -----------
    Net expenses                                   1,550,538
                                                  -----------
Net investment income                              8,247,458
                                                  -----------

REALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                      12,103
                                                  -----------
Net increase in net assets resulting from
  operations                                      $8,259,561
                                                  ===========

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2006 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2005

                                              2006            2005
DECREASE IN NET ASSETS:
Operations:
 Net investment income               $   8,247,458   $  10,605,791
 Net realized gain (loss) on
  investments                               12,103          (5,053)
                                     -----------------------------
 Net increase in net assets
  resulting from operations              8,259,561      10,600,738
                                     -----------------------------

Dividends and distributions to shareholders:
 From net investment income:
   Class A                              (3,958,055)     (4,221,699)
   Class B                              (3,989,124)     (6,009,713)
   Class C                                (300,279)       (374,379)
 From net realized gain on investments:
   Class A                                      --            (606)
   Class B                                      --            (918)
   Class C                                      --             (43)
                                     -----------------------------
 Total dividends and distributions
  to shareholders                       (8,247,458)    (10,607,358)
                                     -----------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                             158,211,375     291,874,794
   Class B                              41,509,486     186,570,959
   Class C                              15,694,692      48,715,706
 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends and distributions:
   Class A                               3,828,768       4,012,463
   Class B                               3,745,181       5,339,159
   Class C                                 270,672         325,068
                                     -----------------------------
                                       223,260,174     536,838,149
 Cost of shares redeemed:
   Class A                            (141,926,277)   (288,043,004)
   Class B                             (90,788,935)   (241,762,842)
   Class C                             (20,265,777)    (59,887,177)
                                     -----------------------------
                                      (252,980,989)   (589,693,023)
   Decrease in net assets derived
    from capital share transactions    (29,720,815)    (52,854,874)
                                     -----------------------------
   Net decrease in net assets          (29,708,712)    (52,861,494)

NET ASSETS:
Beginning of period                    471,684,924     524,546,418
                                     -----------------------------
End of period                        $ 441,976,212   $ 471,684,924
                                     =============================

 14   MainStay Money Market Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                    www.mainstayfunds.com     15

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                     CLASS A
                                            ----------------------------------------------------------
                                                                                        JANUARY 1,
                                            SIX MONTHS                                     2003*
                                              ENDED               YEAR ENDED              THROUGH
                                            APRIL 30,            OCTOBER 31,            OCTOBER 31,
                                              2006**          2005          2004           2003
Net asset value at beginning of period       $   1.00       $   1.00      $   1.00       $   1.00
                                            ----------      --------      --------      -----------
Net investment income                            0.02           0.02          0.01           0.00(b)
Net realized and unrealized gain on
  investments                                    0.00(b)        0.00(b)       0.00(b)          --
                                            ----------      --------      --------      -----------
Total from investment operations                 0.02           0.02          0.01           0.00(b)
                                            ----------      --------      --------      -----------
Less dividends and distributions:
  From net investment income                    (0.02)         (0.02)        (0.01)         (0.00)(b)
  From net realized gain on investments            --             --         (0.00)(b)         --
                                            ----------      --------      --------      -----------
Total dividends and distributions               (0.02)         (0.02)        (0.01)         (0.00)(b)
                                            ----------      --------      --------      -----------
Net asset value at end of period             $   1.00       $   1.00      $   1.00       $   1.00
                                            ==========      ========      ========      ===========
Total investment return                          1.86%(a)       2.20%         0.54%          0.44%(a)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                        3.71%+         2.21%         0.54%          0.53%+
    Net expenses                                 0.70%+         0.70%         0.70%          0.70%+
    Expenses (before reimbursement)              0.88%+         0.99%         1.02%          1.01%+
Net assets at end of period (in 000's)       $225,274       $205,154      $197,310       $173,978

                                                          CLASS A
                                            ------------------------------------

                                                  YEAR ENDED DECEMBER 31,
                                              2002          2001          2000
Net asset value at beginning of period      $   1.00      $   1.00      $   1.00
                                            --------      --------      --------
Net investment income                           0.01          0.04          0.06
Net realized and unrealized gain on
  investments                                   0.00(b)         --            --
                                            --------      --------      --------
Total from investment operations                0.01          0.04          0.06
                                            --------      --------      --------
Less dividends and distributions:
  From net investment income                   (0.01)        (0.04)        (0.06)
  From net realized gain on investments        (0.00)(b)        --            --
                                            --------      --------      --------
Total dividends and distributions              (0.01)        (0.04)        (0.06)
                                            --------      --------      --------
Net asset value at end of period            $   1.00      $   1.00      $   1.00
                                            ========      ========      ========
Total investment return                         1.22%         3.72%         5.87%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                       1.20%         3.59%         5.71%
    Net expenses                                0.70%         0.70%         0.70%
    Expenses (before reimbursement)             0.94%         0.90%         0.89%
Net assets at end of period (in 000's)      $221,106      $223,807      $167,720

                                                                     CLASS C
                                            ---------------------------------------------------------
                                                                                       JANUARY 1,
                                            SIX MONTHS                                    2003*
                                              ENDED              YEAR ENDED              THROUGH
                                            APRIL 30,            OCTOBER 31,           OCTOBER 31,
                                              2006**         2005          2004           2003
Net asset value at beginning of period       $  1.00        $  1.00      $   1.00       $   1.00
                                            ----------      -------      --------      -----------
Net investment income                           0.02           0.02          0.01           0.00(b)
Net realized and unrealized gain on
  investments                                   0.00(b)        0.00(b)       0.00(b)          --
                                            ----------      -------      --------      -----------
Total from investment operations                0.02           0.02          0.01           0.00(b)
                                            ----------      -------      --------      -----------
Less dividends and distributions:
  From net investment income                   (0.02)         (0.02)        (0.01)         (0.00)(b)
  From net realized gain on investments           --             --         (0.00)(b)         --
                                            ----------      -------      --------      -----------
Total dividends and distributions              (0.02)         (0.02)        (0.01)         (0.00)b
                                            ----------      -------      --------      -----------
Net asset value at end of period             $  1.00        $  1.00      $   1.00       $   1.00
                                            ==========      =======      ========      ===========
Total investment return                         1.86%(a)       2.20%         0.54%          0.44%(a)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                       3.71%+         2.21%         0.54%          0.53%+
    Net expenses                                0.70%+         0.70%         0.70%          0.70%+
    Expenses (before reimbursement)             0.88%+         0.99%         1.02%          1.01%+
Net assets at end of period (in 000's)       $16,126        $20,426      $ 31,273       $ 16,958

                                                         CLASS C
                                            ---------------------------------

                                                 YEAR ENDED DECEMBER 31,
                                              2002         2001         2000
Net asset value at beginning of period      $   1.00      $  1.00      $ 1.00
                                            --------      -------      ------
Net investment income                           0.01         0.04        0.06
Net realized and unrealized gain on
  investments                                   0.00(b)        --          --
                                            --------      -------      ------
Total from investment operations                0.01         0.04        0.06
                                            --------      -------      ------
Less dividends and distributions:
  From net investment income                   (0.01)       (0.04)      (0.06)
  From net realized gain on investments        (0.00)(b)       --          --
                                            --------      -------      ------
Total dividends and distributions              (0.01)       (0.04)      (0.06)
                                            --------      -------      ------
Net asset value at end of period            $   1.00      $  1.00      $ 1.00
                                            ========      =======      ======
Total investment return                         1.22%        3.72%       5.87%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                       1.20%        3.59%       5.71%
    Net expenses                                0.70%        0.70%       0.70%
    Expenses (before reimbursement)             0.94%        0.90%       0.89%
Net assets at end of period (in 000's)      $ 11,207      $16,706      $9,364

*    The Fund changed its fiscal year end from December 31 to October 31.
**   Unaudited.
+    Annualized.
(a)  Total return is not annualized.
(b)  Less than one cent per share.

 16   MainStay Money Market Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                               CLASS B
-----------------------------------------------------------------------------------------------------
                                                JANUARY 1,
    SIX MONTHS                                     2003*
      ENDED               YEAR ENDED              THROUGH
    APRIL 30,            OCTOBER 31,            OCTOBER 31,            YEAR ENDED DECEMBER 31,
      2006**          2005          2004           2003            2002          2001          2000
     $   1.00       $   1.00      $   1.00       $   1.00        $   1.00      $   1.00      $   1.00
    ----------      --------      --------      -----------      --------      --------      --------
         0.02           0.02          0.01           0.00(b)         0.01          0.04          0.06
         0.00(b)        0.00(b)       0.00(b)          --            0.00(b)         --            --
    ----------      --------      --------      -----------      --------      --------      --------
         0.02           0.02          0.01           0.00(b)         0.01          0.04          0.06
    ----------      --------      --------      -----------      --------      --------      --------
        (0.02)         (0.02)        (0.01)         (0.00)(b)       (0.01)        (0.04)        (0.06)
           --             --         (0.00)(b)         --           (0.00)(b)        --            --
    ----------      --------      --------      -----------      --------      --------      --------
        (0.02)         (0.02)        (0.01)         (0.00)          (0.01)        (0.04)        (0.06)
    ----------      --------      --------      -----------      --------      --------      --------
     $   1.00       $   1.00      $   1.00       $   1.00        $   1.00      $   1.00      $   1.00
    ==========      ========      ========      ===========      ========      ========      ========
         1.86%(a)       2.20%         0.54%          0.44%(a)        1.22%         3.72%         5.87%
         3.71%+         2.21%         0.54%          0.53%+          1.20%         3.59%         5.71%
         0.70%+         0.70%         0.70%          0.70%+          0.70%         0.70%         0.70%
         0.88%+         0.99%         1.02%          1.01%+          0.94%         0.90%         0.89%
     $200,576       $246,104      $295,963       $354,215        $429,488      $439,927      $408,275

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    17

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises nineteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Money Market Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Class A shares, Class B shares and Class C shares whose distributions commenced on January 3, 1995, May 1, 1986 and September 1, 1998, respectively. The shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions.

The Fund's investment objective is to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

The Fund's principal investments include derivatives such as variable rate master demand notes, "floating-rate notes" and mortgage-related and asset-backed securities. If expectations about change in interest rates, or assessments of an issuer's credit worthiness or market conditions are wrong, the use of derivatives or other investments could result in a loss.

The Fund also invests in foreign securities which carry certain risks in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws and restrictions.

The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) VALUATION OF FUND SHARES. The Fund seeks to maintain a net asset value of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis, and it has adopted certain investment, portfolio and dividend and distribution policies designed to enable it to do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(B) SECURITIES VALUATION. Securities are valued at their amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

(C) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

(D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. Dividends are declared daily and paid monthly and capital gain distributions, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily and discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H) INDEMNIFICATIONS. In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

 18   MainStay Money Market Fund

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and indirect wholly-owned subsidiary of New York Life, acts as subadviser to the Fund and is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual percentage of the Fund's average daily net assets as follows: 0.50% on assets up to $300 million, 0.45% on assets from $300 million to $700 million, 0.40% on assets from $700 million to $1.0 billion and 0.35% on assets in excess of $1.0 billion. The Manager has entered into a written expense limitation agreement, under which the Manager has agreed to reimburse the expenses of the Fund so that the total ordinary operating expenses (total annual fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed, on an annualized basis, 0.70% of the average daily net assets of the Class A shares. An equivalent reimbursement, in an equal amount of basis points, will be applied to the other share classes. The Manager, within three years of incurring such expenses, may recoup the amount of any management fee waiver or expense reimbursement from the Fund pursuant to this agreement if such recoupment does not cause the Fund to exceed existing expense limitations. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. For the six months ended April 30, 2006, the Manager earned fees from the Fund in the amount of $1,071,158, and waived its fees and/or reimbursed expenses in the amount of $395,378.

As of April 30, 2006, the amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Manager, and the related expiration dates are as follows:

               OCTOBER 31,
        2008                  2009               TOTAL
      $232,330              $395,378            $627,708
-------------------------------------------------------------

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and the Subadvisor, the Manager pays the Subadvisor a monthly fee at an annual rate of the Fund's average daily net assets of 0.25% on assets up to $300 million, 0.225% on assets from $300 million to $700 million, 0.20% on assets from $700 million to $1 billion and 0.175% on assets in excess of $1 billion. To the extent the Manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

(B) CONTINGENT DEFERRED SALES CHARGE. Although the Fund does not assess a contingent deferred sales charge upon redemption of Class B or Class C shares of the Fund, the applicable contingent deferred sales charge will be assessed when shares were redeemed from the Fund if the shareholder previously exchanged his or her investment into the Fund from another Fund in the Trust. The Fund was advised that NYLIFE Distributors LLC (the "Distributor"), an indirect wholly owned subsidiary of New York Life, received from shareholders the proceeds from contingent deferred sales charges for the six months ended April 30, 2006, in the amount of $282,785.

(C) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund for the six months ended April 30, 2006, amounted to $601,303.

(D) NON-INTERESTED TRUSTEES FEES. Non-Interested Trustees are paid an annual retainer fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual retainer fee of $20,000. The Audit and Compliance Committee Chairman receives an additional $2,000 for each meeting of the Audit and Compliance Committee attended and the Chairpersons of the Brokerage and Expense Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the respective Committee meetings attended. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/ Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus, the Fund only pays a portion of the fees identified above.

(E) OTHER. Pursuant to the Management Agreement, fees for the cost of legal services, included in Professional

                                                    www.mainstayfunds.com     19
fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $6,561 for the six months ended April 30, 2006.
The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $35,374 for the six months ended April 30, 2006.

NOTE 4--FEDERAL INCOME TAX:

At October 31, 2005, for federal income tax purposes capital loss carryforwards of $5,053 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

           CAPITAL LOSS             AMOUNTS
        AVAILABLE THROUGH           (000'S)
               2013                    $5
       -------------------------------------------

Dividends to shareholders from net investment income and distributions to net realized gains shown in the Statement of Changes in Net Assets represent tax basis distributions of ordinary income.

NOTE 5--CUSTODIAN:

Investors Bank & Trust Company is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                SIX MONTHS ENDED
                                                APRIL 30, 2006*
                                          CLASS A    CLASS B   CLASS C
Shares sold                                158,211   41,510     15,695
----------------------------------------------------------------------
Shares issued in reinvestment of
  dividend and distributions                 3,828    3,745        271
----------------------------------------------------------------------
                                           162,039   45,255     15,966
----------------------------------------------------------------------
Shares redeemed                           (141,926)  (90,789)  (20,266)
----------------------------------------------------------------------
Net increase (decrease)                     20,113   (45,534)   (4,300)
----------------------------------------------------------------------

                                                   YEAR ENDED
                                                OCTOBER 31, 2005
                                          CLASS A    CLASS B    CLASS C

Shares sold                                291,875    186,571    48,715
-----------------------------------------------------------------------
Shares issued in reinvestment of
  dividend and distributions                 4,013      5,339       325
-----------------------------------------------------------------------
                                           295,888    191,910    49,040
-----------------------------------------------------------------------
Shares redeemed                           (288,043)  (241,763)  (59,887)
-----------------------------------------------------------------------
Net increase (decrease)                      7,845    (49,853)  (10,847)
-----------------------------------------------------------------------

*  Unaudited.

NOTE 7--OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises have cooperated fully and completed responding to these requests. As previously reported in response to those requests for information and, as noted in the notes to the year-end 2004 and 2005 financial statements of each fund of the Trust, NYLIM had been a party to arrangements with certain registered representatives of brokers-dealers relating to the level of trading by clients of those registered representatives in shares of certain funds of the Trust. All such arrangements were terminated by the fourth quarter of 2003. NYLIM and the Trustees of the Trust have reviewed the possible dilutive effects that transactions under those arrangements and certain other levels of trading by fund shareholders over the period from 1999 to 2003 may have had on the funds. As a result of this review, in December 2005, NYLIM made payments totaling $5.882 million to nine MainStay funds. No payment was made with respect to the MainStay Money Market Fund. NYLIM has reimbursed or paid all expenses relating to the Board of Trustees' review of this matter, as well as substantially all of the costs associated with the other regulatory matters described in this note.

In a separate matter, the Securities and Exchange Commission has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that fund, as well as the related guarantee disclosure to fund shareholders. Discussions have been held with the Securities and Exchange Commission concerning a possible resolution of this matter. There can be no assurance of the outcome of these efforts.

 20   MainStay Money Market Fund

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investment Management LLC ("NYLIM") uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-202-551-5850); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.
SPECIAL MEETING OF SHAREHOLDERS
Pursuant to notice, a special meeting and three adjournment meetings (pertaining only to certain Funds) of the shareholders of The MainStay Funds (the "Trust") were held on March 27, April 17, May 8, and June 8, 2006, respectively, at the Parsippany, New Jersey offices of New York Life Investment Management LLC. The purpose of the meetings was to present the following proposals for shareholder consideration:
1. To elect the following individuals to the Board of Trustees of the Trust;

  - Charlynn Goins
  - Edward J. Hogan
  - Alan R. Latshaw
  - Terry L. Lierman
  - John B. McGuckian
  - Donald E. Nickelson
  - Richard S. Trutanic
  - Gary E. Wendlandt (Interested Trustee)

There are no other Trustees of the Trust.

2. To grant the Trust the approval to enter into and materially amend agreements with Subadvisors on behalf of one or more of the Funds without obtaining shareholder approval; and

3. To approve the amendment of certain fundamental investment restrictions.

No other business came before the special meetings.

Each of the proposals listed above was passed by the shareholders of the Fund as shown below.

                                             VOTES       VOTES
MONEY MARKET FUND            VOTES FOR      AGAINST    WITHHELD        TOTAL
PROPOSAL #1-ELECTION OF TRUSTEES
--------------------------------------------------------------------------------
a. Charlynn Goins           199,338,298            0  21,280,313    220,618,611
--------------------------------------------------------------------------------
b. Edward J. Hogan          199,336,395            0  21,282,216    220,618,611
--------------------------------------------------------------------------------
c. Alan R. Latshaw          198,822,770            0  21,795,841    220,618,611
--------------------------------------------------------------------------------
d. Terry L. Lierman         198,989,980            0  21,628,631    220,618,611
--------------------------------------------------------------------------------
e. John B. McGuckian        199,258,416            0  21,360,195    220,618,611
--------------------------------------------------------------------------------
f. Donald E. Nickelson      199,600,715            0  21,017,896    220,618,611
--------------------------------------------------------------------------------
g. Richard S. Trutanic      199,626,799            0  20,991,812    220,618,611
--------------------------------------------------------------------------------
h. Gary E Wendlandt         199,433,533            0  21,185,078    220,618,611
--------------------------------------------------------------------------------
PROPOSAL #2-APPROVAL TO ENTER INTO AND MATERIALLY AMEND AGREEMENTS
--------------------------------------------------------------------------------
                            182,081,034    5,517,061  19,039,453    206,637,548
--------------------------------------------------------------------------------
PROPOSAL #3-AMENDMENT TO CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------
a. Borrowing                183,675,532    3,968,926  18,993,090    206,637,548
--------------------------------------------------------------------------------
b. Senior Securities        183,835,807    3,803,213  18,998,528    206,637,548
--------------------------------------------------------------------------------
c. Underwriting Securities  183,638,035    3,970,692  19,028,821    206,637,548
--------------------------------------------------------------------------------
d. Real Estate              183,568,533    4,054,892  19,014,122    206,637,547
--------------------------------------------------------------------------------
e. Commodities              182,999,421    4,628,263  19,009,863    206,637,547
--------------------------------------------------------------------------------
f. Making Loans             183,278,762    4,311,389  19,047,397    206,637,548
--------------------------------------------------------------------------------
g. Concentration of
  Investments               183,752,771    3,841,866  19,042,911    206,637,548
--------------------------------------------------------------------------------
h. Diversification          183,949,921    3,591,505  19,095,122    206,636,548
--------------------------------------------------------------------------------

This resulted in approval of the proposals.

                                                    www.mainstayfunds.com     21

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, as of July 1, 2006, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the Trustees then in office will call a shareholder meeting for the election of Trustees, or
(2) his or her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

        GARY E.           Indefinite; Chairman   Chairman and Manager, New York Life               62           Chairman and
        WENDLANDT         since 2002, Chief      Investment Management LLC (including                           Director,
        10/8/50           Executive Officer      predecessor advisory organizations) and                        MainStay VP
                          (2004 to June 2006),   New York Life Investment Management                            Series Fund,
                          and Trustee since      Holdings LLC; Chief Executive Officer,                         Inc.
                          2000                   New York Life Investment Management LLC
                                                 and New York Life Investment Management
                                                 Holdings LLC (2000 to June 2006); Senior
                                                 Executive Vice President for Investment
                                                 and Finance, New York Life Insurance
                                                 Company (since July 2006); Executive
                                                 Vice President, New York Life Insurance
                                                 Company (1999 to June 2006); Executive
                                                 Vice President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC,
                                                 Madison Capital Funding LLC, and NYLCAP
                                                 Manager LLC; Manager, MacKay Shields
                                                 LLC; Executive Vice President, New York
                                                 Life Insurance and Annuity Corporation;
                                                 Chairman, and Director, MainStay VP
                                                 Series Fund, Inc. (25 portfolios); Chief
                                                 Executive Officer, MainStay VP Series
                                                 Fund, Inc. (2002 to June 2006); Chief
                                                 Executive Officer, Eclipse Funds (3
                                                 Portfolios) and Eclipse Funds Inc. (15
                                                 Portfolios) (2005 to June 2006);
                                                 Executive Vice President and Chief
                                                 Investment Officer, MassMutual Life
                                                 Insurance Company (1993 to 1999).
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        CHARLYNN GOINS    Indefinite; Trustee    Retired. Chairperson of the Board, New            19           None
        9/15/42           since 2001             York City Health and Hospital
                                                 Corporation.
        -----------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Indefinite; Trustee    Rear Admiral U.S. Navy (Retired);                 19           None
        8/17/32           since 1996             Independent Management Consultant (1997
                                                 to 2002).
        -----------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Indefinite; Trustee    Chair, Maryland Democratic Party;                 19           None
        1/4/48            since 1991             Chairman, Smartpaper Networks
                                                 Corporation (communications); Partner,
                                                 Health Ventures LLC (2001 to 2005); Vice
                                                 Chair, Employee Health Programs (1990 to
                                                 2002); Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc.
                                                 (1984 to 2001).
        -----------------------------------------------------------------------------------------------------------------------
        JOHN B.           Indefinite; Trustee    Chairman, Ulster Television Plc; Pro              19           Non-Executive
        MCGUCKIAN         since 1997             Chancellor, Queen's University (1985 to                        Director,
        11/13/39                                 2001).                                                         Allied Irish
                                                                                                                Banks Plc;
                                                                                                                Chairman and
                                                                                                                Non-Executive
                                                                                                                Director, Irish
                                                                                                                Continental
                                                                                                                Group, Plc;
                                                                                                                Chairman, AIB
                                                                                                                Group (UK) Plc;
                                                                                                                Non-Executive
                                                                                                                Director,
                                                                                                                Unidare Plc.
        -----------------------------------------------------------------------------------------------------------------------

     * A Trustee is considered to be an interested person of the Trust within the meaning of the 1940 Act because of an affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past Five Years." All Trustees not considered to be interested persons of the Trust are referred to as "Non-Interested Trustees."

 22   MainStay Money Market Fund

                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        DONALD E.         Indefinite; Trustee    Retired. Vice Chairman, Harbour Group             19           Director,
        NICKELSON         since 1994 and Lead    Industries, Inc. (leveraged buyout                             Adolor
        12/9/32           Non-Interested         firm); President, PaineWebber Group                            Corporation;
                          Trustee since 2000     (1988 to 1990).                                                Director, First
                                                                                                                Advantage
                                                                                                                Corporation.
        -----------------------------------------------------------------------------------------------------------------------

        RICHARD S.        Indefinite; Trustee    Chairman (1990 to present) and Chief              19           None
        TRUTANIC          since 1994             Executive Officer (1990 to 1999),
        2/13/52                                  Somerset Group (financial advisory
                                                 firm); Managing Director and Advisor,
                                                 The Carlyle Group (private investment
                                                 firm) (2002 to 2004); Senior Managing
                                                 Director, Groupe Arnault (private
                                                 investment firm) (1999 to 2002).
        -----------------------------------------------------------------------------------------------------------------------

        ALAN R. LATSHAW   Indefinite; Trustee    Retired. Partner, Ernst & Young LLP               19           State Farm
        3/27/51           and Audit Committee    (2002 to 2003); Partner, Arthur Andersen                       Associates
                          Financial Expert       LLP (1976 to 2002).                                            Funds Trusts (4
                          since 2006                                                                            portfolios);
                                                                                                                State Farm
                                                                                                                Mutual Fund
                                                                                                                Trust (15
                                                                                                                portfolios);
                                                                                                                State Farm
                                                                                                                Variable
                                                                                                                Product Trust
                                                                                                                (8 portfolios);
                                                                                                                Utopia Funds (4
                                                                                                                portfolios).
        -----------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General Counsel, and Secretary,
        ANSELMI           since 2003             New York Life Investment Management LLC (including
        10/19/46                                 predecessor advisory organizations) and New York Life
                                                 Investment Management Holdings LLC; Senior Vice President,
                                                 New York Life Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC; Secretary, NYLIM Service
                                                 Company LLC, NYLCAP Manager LLC, and Madison Capital Funding
                                                 LLC; Chief Legal Officer, Eclipse Funds, Eclipse Funds Inc.,
                                                 MainStay VP Series Fund, Inc., and McMorgan Funds; Managing
                                                 Director and Senior Counsel, Lehman Brothers Inc. (1998 to
                                                 1999); General Counsel and Managing Director, JP Morgan
                                                 Investment Management Inc. (1986 to 1998).
        -----------------------------------------------------------------------------------------------------

        ARPHIELA          Treasurer and          Director and Manager of Fund Accounting and Administration,
        ARIZMENDI         Principal Financial    New York Life Investment Management LLC (since 2003);
        10/26/56          and Accounting         Treasurer and Principal Financial and Accounting Officer,
                          Officer since 2005     Eclipse Funds, Eclipse Funds Inc., and McMorgan Funds (since
                                                 December 2005), and MainStay VP Series Fund, Inc. (since
                                                 March 2006); Assistant Treasurer, NYLIFE Distributors LLC;
                                                 Assistant Treasurer, The MainStay Funds, Eclipse Funds,
                                                 Eclipse Funds Inc., MainStay VP Series Fund, Inc., and
                                                 McMorgan Funds (1992 to December 2005).
        -----------------------------------------------------------------------------------------------------

        CHRISTOPHER O.    President since 2005   Executive Vice President, New York Life Investment
        BLUNT                                    Management LLC and New York Life Investment Management
        5/13/62                                  Holdings LLC (since 2004); Manager and Executive Vice
                                                 President, NYLIM Product Distribution, NYLIFE Distributors
                                                 LLC (since January 2005); Chairman, NYLIM Service Company
                                                 LLC (since March 2005); Chairman and Class C Director, New
                                                 York Life Trust Company, FSB (since 2004); Chairman, New
                                                 York Life Trust Company (since February 2005); President,
                                                 Eclipse Funds and Eclipse Funds Inc. (since 2005);
                                                 President, MainStay VP Series Fund, Inc. (since July 2006);
                                                 Chairman and Chief Executive Officer, Giving Capital, Inc.
                                                 (2001 to 2004); Chief Marketing Officer--Americas, Merrill
                                                 Lynch Investment Managers (1999 to 2001); President, Mercury
                                                 Funds Distributors (1999 to 2001).
        -----------------------------------------------------------------------------------------------------

        SCOTT T.          Vice President--       Director, New York Life Investment Management LLC (including
        HARRINGTON        Administration since   predecessor advisory organizations); Executive Vice
        2/8/59            2005                   President, New York Life Trust Company, and New York Life
                                                 Trust Company, FSB (since January 2006); Vice President--
                                                 Administration, MainStay VP Series Fund, Inc., Eclipse
                                                 Funds, and Eclipse Funds Inc. (since June 2005).
        -----------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     23

                          POSITION(S) HELD
                          WITH
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
        ALAN J.           Senior Vice President  Managing Director, Mutual Funds/Administration and Chief
        KIRSHENBAUM       since July 2006        Financial Officer of Retail Investments, New York Life
        6/25/71                                  Investment Management LLC (since July 2006); Senior Vice
                                                 President, Eclipse Funds, Eclipse Funds Inc., and MainStay
                                                 VP Series Fund, Inc. (since June 2006); Chief Financial
                                                 Officer, Bear Stearns Asset Management (1999 to May 2006).
        -----------------------------------------------------------------------------------------------------

        ALISON H.         Vice President--       Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           Compliance (2004 to    March 2006), and Managing Director and Chief Compliance
        12/16/65          June 2006); Senior     Officer (2003 to February 2006), New York Life Investment
                          Vice President and     Management LLC; Managing Director and Chief Compliance
                          Chief Compliance       Officer, New York Life Investment Management Holdings LLC
                          Officer since July     (2003 to present); Senior Managing Director, Compliance
                          2006                   (since March 2006) and Managing Director, Compliance (2003 to February 2006), NYLIFE Distributors LLC; Senior Vice
                                                 President and Chief Compliance Officer, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP Series Fund, Inc. (since
                                                 June 2006); Vice President--Compliance, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP Series Fund, Inc. (until
                                                 June 2006); Deputy Chief Compliance Officer, New York Life
                                                 Investment Management LLC (2002 to 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset Management (1999 to
                                                 2002).
        -----------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary since 2004   Managing Director and Associate General Counsel, New York
        MORRISON                                 Life Investment Management LLC (since 2004); Managing
        3/26/56                                  Director and Secretary, NYLIFE Distributors LLC; Secretary,
                                                 Eclipse Funds, Eclipse Funds Inc., and MainStay VP Series
                                                 Fund, Inc.; Chief Legal Officer--Mutual Funds and Vice
                                                 President and Corporate Counsel, The Prudential Insurance
                                                 Company of America (2000 to 2004).
        -----------------------------------------------------------------------------------------------------

        BRIAN A. MURDOCK  Chief Executive        Member of the Board of Managers and President (since 2004),
        3/14/56           Officer since July     and Chief Executive Officer (since July 2006), New York Life
                          2006                   Investment Management LLC and New York Life Investment
                                                 Management Holdings LLC; Senior Vice President, New York
                                                 Life Insurance Company (since 2004); Chairman of the Board and President, NYLIFE Distributors LLC (since 2004); Member of the Board of Managers, Madison Capital Funding LLC (since
                                                 2004); Member of the Board of Managers, NYLCAP Manager LLC
                                                 (since 2004); Chief Executive Officer, Eclipse Funds,
                                                 Eclipse Funds Inc. and MainStay VP Series Fund, Inc. (since
                                                 July 2006); Chief Operating Officer, Merrill Lynch
                                                 Investment Managers (2003 to 2004); Chief Investment
                                                 Officer, MLIM Europe and Asia (2001 to 2003); President of
                                                 Merrill Japan and Chairman of MLIM's Pacific Region (1999 to
                                                 2001).
        -----------------------------------------------------------------------------------------------------
        RICHARD W.        Vice President--Tax    Vice President, New York Life Insurance Company; Vice
        ZUCCARO           since 1991             President, New York Life Insurance and Annuity Corporation,
        12/12/49                                 New York Life Trust Company, FSB, NYLIFE Insurance Company
                                                 of Arizona, NYLIFE LLC, and NYLIFE Securities Inc.; Vice
                                                 President, Tax, NYLIFE Distributors LLC; Tax Vice President,
                                                 New York Life International, LLC, New York Life Trust
                                                 Company, and NYLIM Service Company LLC; Vice President--Tax,
                                                 Eclipse Funds and Eclipse Funds Inc. (since 1993), and
                                                 MainStay VP Series Fund, Inc. (since 1991).
        -----------------------------------------------------------------------------------------------------

 24   MainStay Money Market Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(2)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund(3)
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. Closed to new investors as of June 1, 2006.
4. An affiliate of New York Life Investment Management LLC.

                       Not part of the Semiannual Report

                       This page intentionally left blank

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)
------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C) 2006 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A08832         (RECYCLE SYMBOL)       MS229-06                MSMM10-06/06

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    TAX FREE BOND FUND

                    Message from the President
                    and
                    Semiannual Report
                    Unaudited
                    April 30, 2006

MESSAGE FROM
THE PRESIDENT

Dear Shareholder,

The six months from November 1, 2005, through April 30, 2006, represented a generally positive period for the economy and for investors. Most U.S. stock indexes recorded strong returns for the six-month reporting period. According to Russell data, value stocks outperformed growth stocks among large-capitalization issues, while the reverse was true for mid-cap and small-cap stocks.

Strong demand kept prices for oil, metals, and several other commodities relatively high, which had a positive influence on energy and materials stocks and helped commodity-exporting emerging economies. Not all of the influence was positive, however. In the United States, rising fuel costs had a negative impact on airlines, automakers, and utilities.

According to preliminary estimates from the Bureau of Economic Analysis, real gross domestic product increased at an annual rate of 5.3% in the first quarter of 2006, up from 1.7% in the fourth quarter of 2005. Economic growth, elevated energy prices, and the potential for inflationary pressure moved the Federal Open Market Committee to raise the targeted federal funds rate four times during the reporting period, with a 25-basis-point increase on each occasion. (A basis point is one-hundredth of a percentage point.) At the end of April 2006, the federal funds target rate stood at 4.75%.

Rising interest rates affected different bonds in different ways, and for portions of the reporting period, the yield curve inverted with yields on two-, five-, and 10-year Treasurys exceeding those on 30-year Treasurys. By the end of April, however, the yield curve had regained a positive slope. Rising interest rates took a toll on bond prices, but many bond indexes recorded positive total returns for the six-month reporting period.

The yield differences (or spreads) between high-yield bonds and U.S. Treasurys were relatively narrow during the reporting period, which reduced the compensation investors received for taking on additional risk. Even so, default rates in the high-yield market remained near their historical lows. Convertible bonds were hurt by rising interest rates, but managed to capture a substantial percentage of the stock market's gain.

During the first-quarter of 2006, issuance in the leveraged-loan market was down relative to the same period a year ago, but noteworthy financings by Georgia Pacific and NRG provided abundant liquidity. As the pipeline for upcoming issues became less promising, spreads in the leveraged-loan market tended to contract. New-money issuance and refunding issuance also declined in the municipal bond market, but at the end of April 2006, insured municipal bonds yielded 88% of long Treasurys, making municipals one of the more attractive high-grade bond sectors.

At MainStay, we offer a wide variety of Funds that pursue their respective investment objectives by investing in appropriate segments of the market. Each Fund follows a disciplined investment approach that the portfolio manager seeks to consistently apply across various market environments. The investment objective, strategies, and process used by your Fund(s) are outlined in the prospectus.

It is our pleasure to announce that on May 17, 2006, Institutional Capital Corporation (ICAP), a premier value-equity institutional investment firm based in Chicago, signed a definitive agreement to join New York Life Investment Management. Subject to board and shareholder approval, ICAP's three mutual funds are expected to join the MainStay Fund family on or around August 31, 2006.

We are honored that you have chosen to invest with MainStay Funds. We hope that the breadth of our offerings, the quality of our service, and the performance of our Funds will encourage you to maintain a long-term perspective, regardless of how the markets may shift or your financial needs may evolve.

The semiannual report that follows gives you additional insight into the portfolio management decisions that affected the performance of your MainStay Fund investment during the six months ended April 30, 2006. Please read it carefully to gain broader perspective on the progress of your Fund.

Sincerely,


/s/ CHRISTOPHER O. BLUNT


Christopher O. Blunt
President


                       Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    TAX FREE BOND FUND

                    The MainStay Funds

                    Semiannual Report

                    Unaudited

                    April 30, 2006

TABLE OF CONTENTS

Semiannual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   9
--------------------------------------------------------------------------------

Portfolio of Investments                                                      10
--------------------------------------------------------------------------------

Financial Statements                                                          15
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 20
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                  25
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        25
--------------------------------------------------------------------------------

Special Meeting of Shareholders                                               25
--------------------------------------------------------------------------------

Trustees and Officers                                                         26

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                              SIX       ONE    FIVE    TEN
TOTAL RETURNS                                            MONTHS(1)   YEAR    YEAR   YEARS
-----------------------------------------------------------------------------------------
With sales charges                                         -3.58%    -3.42%  3.10%  4.03%
Excluding sales charges                                     0.97      1.13   4.06   4.51

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                 MAINSTAY TAX FREE BOND           TAX FREE BOND              LEHMAN BROTHERS
                                                          FUND                   COMPOSITE INDEX          MUNICIPAL BOND INDEX
                                                 ----------------------          ---------------          --------------------
4/30/96                                                    9550                       10000                       10000
                                                          10171                       10667                       10663
                                                          11040                       11678                       11655
                                                          11653                       12505                       12465
                                                          11123                       12344                       12350
                                                          12162                       13673                       13631
                                                          12920                       14656                       14586
                                                          13938                       15969                       15824
                                                          13917                       16375                       16248
                                                          14672                       17525                       17355
4/30/06                                                   14838                       17898                       17730

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                              SIX       ONE     FIVE    TEN
TOTAL RETURNS                                            MONTHS(1)    YEAR    YEAR   YEARS
------------------------------------------------------------------------------------------
With sales charges                                         -4.11%    -3.98%   3.45%  4.24%
Excluding sales charges                                     0.84      0.88    3.80   4.24

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                 MAINSTAY TAX FREE BOND           TAX FREE BOND              LEHMAN BROTHERS
                                                          FUND                   COMPOSITE INDEX          MUNICIPAL BOND INDEX
                                                 ----------------------          ---------------          --------------------
4/30/96                                                   10000                       10000                       10000
                                                          10620                       10667                       10663
                                                          11515                       11678                       11655
                                                          12111                       12505                       12465
                                                          11532                       12344                       12350
                                                          12579                       13673                       13631
                                                          13329                       14656                       14586
                                                          14344                       15969                       15824
                                                          14286                       16375                       16248
                                                          15022                       17525                       17355
4/30/06                                                   15154                       17898                       17730

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                              SIX       ONE    FIVE    TEN
TOTAL RETURNS                                            MONTHS(1)   YEAR    YEAR   YEARS
-----------------------------------------------------------------------------------------
With sales charges                                         -0.15%    -0.09%  3.80%  4.24%
Excluding sales charges                                     0.84      0.88   3.80   4.24

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                 MAINSTAY TAX FREE BOND           TAX FREE BOND              LEHMAN BROTHERS
                                                          FUND                   COMPOSITE INDEX          MUNICIPAL BOND INDEX
                                                 ----------------------          ---------------          --------------------
4/30/96                                                   10000                       10000                       10000
                                                          10620                       10667                       10663
                                                          11515                       11678                       11655
                                                          12111                       12505                       12465
                                                          11532                       12344                       12350
                                                          12579                       13673                       13631
                                                          13329                       14656                       14586
                                                          14344                       15969                       15824
                                                          14286                       16375                       16248
                                                          15022                       17525                       17355
4/30/06                                                   15154                       17898                       17730

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 0.5%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 0.5%. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. Prior to 9/1/98 (for Class C shares) and 12/31/03 (for Class I shares), performance for Class C and Class I shares includes the historical performance of Class B shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class C and Class I shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     5

                                                          SIX     ONE    FIVE    TEN
BENCHMARK PERFORMANCE                                    MONTHS   YEAR   YEAR   YEARS
-------------------------------------------------------------------------------------
Lehman Brothers(R) Municipal Bond Index(2)                1.56%   2.16%  5.40%  5.89%
Tax Free Bond Composite Index(3)                          1.63    2.13   5.53   5.99
Average Lipper general municipal debt fund(4)             1.48    1.95   4.73   5.01

1. Performance figures shown for the six month period ended April 30, 2006 reflect nonrecurring reimbursements from affiliates for audit and legal costs and losses attributable to shareholder trading arrangements. (See Note 3(B) on page 22 of the Notes to Financial Statements for further explanation). The effect on total return was less than 0.01%.
2. The Lehman Brothers(R) Municipal Bond Index is an unmanaged index that consists of approximately 15,000 municipal bonds that are rated Baa or better by Moody's and have a maturity of at least two years. Bonds subject to the Alternative Minimum Tax or with floating or zero coupons are excluded. Results assume reinvestment of all income and capital gains. The Lehman Brothers(R) Municipal Bond Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
3. The Fund's Tax Free Bond Composite Index is an unmanaged index that consists of the Lehman Brothers(R) Municipal Bond Index and the Lehman Brothers(R) Municipal Insured Index weighted 50%/50%. The Lehman Brothers(R) Municipal Insured Index includes all the insured bonds in the Lehman Brothers(R) Municipal Bond Index. Results assume that all income and capital gains are reinvested in the index or indices that produce them. An investment cannot be made directly into an index or a composite.
4. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PREVIOUS PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 6   MainStay Tax Free Bond Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY TAX FREE BOND FUND

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2005, to April 30, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2005, through April 30, 2006.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six months ended April 30, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                              ENDING ACCOUNT
                                                                                                  VALUE
                                                                                                (BASED ON
                                                       ENDING ACCOUNT                          HYPOTHETICAL
                                                        VALUE (BASED                          5% ANNUALIZED
                                       BEGINNING         ON ACTUAL           EXPENSES           RETURN AND          EXPENSES
                                        ACCOUNT         RETURNS AND            PAID               ACTUAL              PAID
                                         VALUE           EXPENSES)            DURING            EXPENSES)            DURING
SHARE CLASS                             11/1/05           4/30/06           PERIOD(1,2)          4/30/06           PERIOD(1,2)

CLASS A SHARES                         $1,000.00         $1,009.65             $4.43            $1,020.55             $4.46
------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                         $1,000.00         $1,008.40             $5.68            $1,019.30             $5.71
------------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                         $1,000.00         $1,008.40             $5.68            $1,019.30             $5.71
------------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (0.89% for Class A and 1.14% for Class B and Class C) multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).
2. Amount includes nonrecurring reimbursements from affiliates for audit and legal costs and losses attributable to shareholder trading arrangements (See
   Note 3(B) on page 22 of the Notes to Financial Statements for further explanation). If these nonrecurring reimbursements had not been made, the actual expenses paid would have been $4.58, $5.83 and $5.83 for Class A, Class B and Class C, respectively and the hypothetical expenses paid would have been $4.61, $5.86 and $5.86 for Class A, Class B and Class C, respectively.

                                                     www.mainstayfunds.com     7

PORTFOLIO COMPOSITION AS OF APRIL 30, 2006

(COMPOSITION PIE CHART)

Long-Term Municipal Bonds                                                        92.3
Cumulative Preferred Stock                                                        3.8
Short-Term Investment                                                             2.5
Cash and Other Assets Less Liabilities                                            1.4

See Portfolio of Investments on page 10 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Puerto Rico Public Buildings Authority Revenue
     Guaranteed Government Facilities Series I,
     5.00%, due 7/1/36
 2.  Golden State Tobacco Securitization Corp.,
     5.00%, due 6/1/45
 3.  Charter Mac Equity Issuer Trust Series A-1,
     7.10%, due 6/30/09
 4.  New York City, New York, Series C, 5.00%, due
     8/1/26
 5.  New Jersey Economic Development Authority
     Revenue Transportation Project Series A,
     Insured: FSA, 5.875%, due 5/1/14
 6.  North Carolina Municipal Power Power Agency
     N1, Catawba Electric Revenue Series B, 6.50%, due 1/1/20
 7.  Allegheny County Pennsylvania Sanitary
     Authority Sewer Revenue Series A, Insured:
     MBIA, 5.00%, due 12/1/23
 8.  Seattle, Washington Municipal Light & Power
     Revenue, 6.00%, due 10/1/15
 9.  Los Angeles, California, Unified School
     District Series D, Insured: MBIA, 5.75%, due
     7/1/16
10.  Clark County Nevada Bond Bank, 5.50%, due
     7/1/14

 8   MainStay Tax Free Bond Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers John Fitzgerald, CFA, and Laurie Walters, CFA, of MacKay Shields LLC

HOW DID MAINSTAY TAX FREE BOND FUND PERFORM RELATIVE TO ITS BENCHMARK AND ITS PEERS DURING THE SIX-MONTH REPORTING PERIOD?

Excluding all sales charges, MainStay Tax Free Bond Fund returned 0.97% for Class A shares, 0.84% for Class B shares, and 0.84% for Class C shares for the six months ended April 30, 2006. Each share class underperformed the 1.56% return of the Lehman Brothers(R) Municipal Bond Index,(1) the Fund's broad-based securities-market index, for the six-month reporting period. All share classes also underperformed the 1.48% return of the average Lipper(2) general municipal debt fund for the six months ended April 30, 2006.

WHAT FACTORS IN THE MUNICIPAL BOND MARKET AFFECTED THE FUND DURING THE REPORTING PERIOD?

Like yields in the Treasury market, municipal yields generally rose during the six-month reporting period. Two-year municipal yields rose substantially, five-year and ten-year municipals by a smaller margin, and 30-year municipal yields remained virtually unchanged. Since the municipal yield curve did not shift uniformly, the yield curve flattened as the spread(3) between two-year and 30-year municipal-bond yields narrowed.

WHAT WAS THE FUND'S DURATION STRATEGY DURING THE REPORTING PERIOD?

During the six-month reporting period, we kept the Fund's duration longer than that of the Lehman Brothers(R) Municipal Bond Index. Our long-duration posture left the Fund more exposed than its benchmark to higher interest rates, but the Fund's yield-curve posture benefited performance when the municipal yield curve flattened.

WHAT POSITIONING DECISIONS AFFECTED THE FUND'S PERFORMANCE?

Significant sectors for the Fund included transportation and housing. The Fund focused on transportation bonds because they may offer potential if more states and municipalities consider selling toll roads to private companies to free up cash for other projects. Housing bonds continued to perform well, a phenomenon that reflected a steady stream of first-time homebuyers. We maintained an underweighted position in industrial development bonds, because their spreads remained tight on a historical basis and we saw little opportunity for improvement.

DID YOU MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

We sold two Fund holdings backed by corporate revenues from Waste Management. We felt that spreads on the issues might widen because of a softer economy or higher fuel costs. We increased the Fund's exposure to Texas school issues backed by the State's Permanent School Fund. We purchased these high-quality issues at spreads that we felt were inexpensive on a historical basis relative to the market as a whole.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

Late in the reporting period, higher energy costs and anecdotal evidence of weakening housing prices raised concerns about the pace of economic growth. As of April 30, 2006, yields on long-term insured municipal bonds were 88% of yields on long-term Treasurys. In our opinion, this yield comparison placed municipal bonds among the more attractive fixed-income sectors for taxable investors. The Fund ended the reporting period with a longer duration than that of the Lehman Brothers(R) Municipal Bond Index.


Funds that invest in bonds are subject to interest rate, credit, and inflation risk and can lose principal value when interest rates rise. A portion of income may be subject to state and local taxes or the alternative minimum tax. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. The Fund may experience a portfolio turnover rate of over 100% and may generate taxable short-term capital gains.
1. See footnote on page 6 for more information on the Lehman Brothers(R) Municipal Bond Index.
2. See footnote on page 6 for more information on Lipper Inc.
3. The terms "spread" and "yield spread" may refer to the difference in yield between a specific security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                     www.mainstayfunds.com     9

PORTFOLIO OF INVESTMENTS APRIL 30, 2006 UNAUDITED

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
LONG-TERM MUNICIPAL BONDS (92.3%)+
------------------------------------------------------------------------------
ALABAMA (5.8%)
Birmingham, Alabama Waterworks & Sewer Board
  Series A, Insured: FSA
  5.00%, due 1/1/43 (a)                             $ 3,500,000   $  3,583,370
Huntsville, Alabama Health Care Authority
  Series A, LOC: Regions Bank
  5.00%, due 6/1/34 (b)                               1,000,000      1,017,320
  Series A
  5.75%, due 6/1/31                                   2,500,000      2,609,950
Jefferson County Alabama Limited Obligation School
  Warrants
  Series A
  5.25%, due 1/1/14                                   1,345,000      1,434,026
University of Alabama-Birmingham University
  Revenues, Insured: FGIC
  6.00%, due 10/1/16 (c)(d)(e)                        2,910,000      3,118,996
  6.00%, due 10/1/17 (c)(d)(e)                        3,085,000      3,306,565
                                                                  ------------
                                                                    15,070,227
                                                                  ------------
CALIFORNIA (9.0%)
California State Economic Recovery
  Series A
  5.00%, due 7/1/17                                   2,000,000      2,107,360
California State Various Purposes
  5.25%, due 4/1/34                                   2,040,000      2,127,842
V  Golden State Tobacco Securitization Corp.
  5.00%, due 6/1/45                                  10,000,000     10,068,600
Los Angeles, California Unified School District
  Series D, Insured: FGIC
  5.625%, due 7/1/17 (c)(d)                           2,000,000      2,151,960
  Series D, Insured: MBIA
V    5.75%, due 7/1/16 (f)                            6,000,000      6,803,160
                                                                  ------------
                                                                    23,258,922
                                                                  ------------
DELAWARE (0.9%)
Delaware State Economic Development Authority
  Revenue Pollution Control Delmarva Power
  Series C, Insured: AMBAC
  4.90%, due 5/1/26 (g)                               2,250,000      2,335,387
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FLORIDA (5.1%)
Capital Trust Agency Florida Multi-Family Revenue
  Housing Shadow Run Project
  Series A
  5.15%, due 11/1/30                                $ 2,190,000   $  2,248,582
Highlands County Florida Health Facilities
  Authority Revenue Hospital, Adventist Health
  Systems
  Series D
  5.375%, due 11/15/35                                5,000,000      5,150,100
Meadow Pointe III Community Development District
  of Florida Capital Improvement Revenue
  Series B
  5.25%, due 11/1/07                                    460,000        461,854
Miami-Dade County Florida Solid Waste System
  Revenue Insured: MBIA
  5.00%, due 10/1/19 (f)                              1,735,000      1,817,968
Oakstead Florida Community Development District
  Capital Improvement Revenue
  Series B
  5.90%, due 5/1/07                                     120,000        120,542
Orange County Florida Health Facilities Authority
  Revenue Hospital, Adventist Health Systems
  5.625%, due 11/15/32                                3,000,000      3,167,340
Waterchase Community Development District of
  Florida Capital Improvement Revenue
  Series B
  5.90%, due 5/1/08                                     170,000        171,554
                                                                  ------------
                                                                    13,137,940
                                                                  ------------
ILLINOIS (6.6%)
Chicago, Illinois Board of Education, Insured:
  FGIC
  5.875%, due 12/1/14 (c)(d)                          3,130,000      3,407,068
Chicago, Illinois Water Revenue, Insured: FGIC
  6.50%, due 11/1/15 (d)                              3,005,000      3,537,576
Illinois Health Facilities Authority Revenue, Lake
  Forest Hospital
  Series A
  5.75%, due 7/1/29                                   2,000,000      2,101,980

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 10   MainStay Tax Free Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
LONG-TERM MUNICIPAL BONDS (CONTINUED)
------------------------------------------------------------------------------
ILLINOIS (CONTINUED)
Illinois State Sales Tax Revenue Second Series,
  Insured: FGIC
  5.50%, due 6/15/17 (d)                            $ 4,000,000   $  4,402,240
Kane McHenry Cook & De Kalb Counties Illinois Unit
  School District No. 300, Insured: XLCA
  5.00%, due 12/1/20 (h)                              3,500,000      3,650,220
                                                                  ------------
                                                                    17,099,084
                                                                  ------------
KANSAS (0.9%)
Geary County Kansas Unified School District No.
  475 Insured: MBIA
  5.25%, due 9/1/22 (f)                               2,275,000      2,438,800
                                                                  ------------

LOUISIANA (1.6%)
State of Louisiana Offshore Terminal Authority
  Deepwater Port Revenue
  Series C
  5.25%, due 9/1/16                                   3,970,000      4,144,839
                                                                  ------------

MASSACHUSETTS (1.0%)
Massachusetts Bay Transportation Authority Revenue
  Assessment
  Series A
  5.75%, due 7/1/18 (c)                               2,290,000      2,465,803
  5.75%, due 7/1/18                                     210,000        224,364
                                                                  ------------
                                                                     2,690,167
                                                                  ------------
NEBRASKA (0.2%)
Nebraska Investment Finance Authority, Single
  Family Housing Revenue
  Series C
  6.30%, due 9/1/28 (i)                                 460,000        463,280
                                                                  ------------

NEVADA (3.4%)
V  Clark County Nevada Bond Bank
  5.50%, due 7/1/14                                   5,460,000      5,795,408
Clark County Nevada Industrial Development,
  Southern Gas Co. Project
  Series A, Insured: AMBAC
  4.85%, due 10/1/35 (g)(i)                           1,000,000        989,910

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
NEVADA (CONTINUED)
Clark County Nevada Pollution Control Revenue,
  Nevada Power Co. Project
  Series B, Insured: FGIC
  6.60%, due 6/1/19 (d)                             $ 1,925,000   $  1,966,888
                                                                  ------------
                                                                     8,752,206
                                                                  ------------
NEW JERSEY (4.9%)
V  New Jersey Economic Development Authority
  Revenue Transportation Project
  Series A, Insured: FSA
  5.875%, due 5/1/14 (a)(c)(e)                        8,000,000      8,485,680
New Jersey State Trust Fund Transportation
  Authority System
  Series C, Insured: FSA
  5.50%, due 12/15/17 (a)                             3,810,000      4,208,259
                                                                  ------------
                                                                    12,693,939
                                                                  ------------
NEW MEXICO (1.1%)
New Mexico Finance Authority State Transportation
  Revenue Series Lien
  Series A, Insured: MBIA
  5.00%, due 6/15/22 (f)                              2,750,000      2,866,380
                                                                  ------------

NEW YORK (18.2%)
Liberty, New York Development Corp., Goldman Sachs
  Group, Inc.
  5.25%, due 10/1/35                                  5,000,000      5,406,400
Metropolitan Transportation Authority of New York
  Revenue
  Series A, Insured: FGIC
  5.00%, due 11/15/25 (d)                             1,500,000      1,549,125
  Series F
  5.00%, due 11/15/30                                 4,000,000      4,099,400
New York City General Obligation
  Series E
  5.875%, due 8/1/13 (e)                              5,300,000      5,405,629
V  New York City, New York
  Series C
  5.00%, due 8/1/26                                   8,500,000      8,730,775
New York State Dormitory Authority Lease Revenue
  Court Facilities City of New York
  7.375%, due 5/15/10                                 4,720,000      5,026,470
  7.50%, due 5/15/11                                  1,740,000      1,952,210

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    11

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
LONG-TERM MUNICIPAL BONDS (CONTINUED)
------------------------------------------------------------------------------
NEW YORK (CONTINUED)
New York State Dormitory Authority Revenue
  Series A, Insured: MBIA
  6.00%, due 7/1/19 (f)                             $ 3,700,000   $  4,321,304
  Series B
  7.50%, due 5/15/11                                  2,325,000      2,566,358
New York State Environmental Facilities Corp.
  Pollution Control Revenue, State Water Revolving
  Fund
  Series A
  7.50%, due 6/15/12                                    240,000        250,690
New York State Thruway Authority Highway & Bridge
  Trust Fund
  Series B, Insured: AMBAC
  5.00%, due 4/1/21 (g)                               4,000,000      4,194,400
Triborough Bridge & Tunnel Authority New York
  Revenue Insured: MBIA
  5.00%, due 11/15/32 (f)                             3,500,000      3,589,215
                                                                  ------------
                                                                    47,091,976
                                                                  ------------
NORTH CAROLINA (5.6%)
North Carolina Eastern Municipal Power Agency
  Systems Revenue
  Series A
  5.50%, due 1/1/12                                   2,000,000      2,140,880
  Series D
  6.75%, due 1/1/26                                   2,000,000      2,176,540
North Carolina Housing Finance Agency Home
  Ownership
  Series 13-A
  4.25%, due 1/1/28 (i)                               2,460,000      2,461,574
V  North Carolina Municipal Power Agency N1,
  Catawba Electric Revenue
  Series B
  6.50%, due 1/1/20 (e)                               7,000,000      7,601,300
                                                                  ------------
                                                                    14,380,294
                                                                  ------------
OHIO (0.9%)
Lorain County Ohio Hospital Revenue, Catholic
  Healthcare
  5.375%, due 10/1/30                                 2,300,000      2,391,609
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
PENNSYLVANIA (6.9%)
Allegheny County Pennsylvania Port Authority
  Special Revenue Transportation, Insured: MBIA
  6.25%, due 3/1/16 (c)(e)(f)                       $ 3,750,000   $  4,036,312
  6.375%, due 3/1/15 (c)(e)(f)                        3,120,000      3,368,633
V  Allegheny County Pennsylvania Sanitary
  Authority Sewer Revenue
  Series A, Insured: MBIA
  5.00%, due 12/1/23 (f)                              7,000,000      7,289,310
Philadelphia, Pennsylvania School District
  Series A, Insured: FSA
  5.75%, due 2/1/11 (a)                               3,000,000      3,251,190
                                                                  ------------
                                                                    17,945,445
                                                                  ------------
PUERTO RICO (5.6%)
Puerto Rico Commonwealth Infrastructure Financing
  Special Authority
  Series A
  5.50%, due 10/1/17                                  1,500,000      1,611,180
Puerto Rico Electric Power Authority Revenue
  Series HH, Insured: FSA
  5.25%, due 7/1/29 (a)                               2,750,000      2,899,462
V  Puerto Rico Public Buildings Authority Revenue
  Guaranteed Government Facilities
  Series I
  5.00%, due 7/1/36                                  10,000,000     10,086,100
                                                                  ------------
                                                                    14,596,742
                                                                  ------------
SOUTH CAROLINA (2.8%)
Charleston County South Carolina Public
  Improvement
  6.125%, due 9/1/11                                  2,425,000      2,624,796
South Carolina Jobs Economic Development Authority
  Revenue, Bon Secours Health Systems, Inc.
  Project
  5.625%, due 11/15/30                                4,500,000      4,689,675
                                                                  ------------
                                                                     7,314,471
                                                                  ------------

 12   MainStay Tax Free Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
LONG-TERM MUNICIPAL BONDS (CONTINUED)
------------------------------------------------------------------------------
TEXAS (7.5%)
Dallas Fort Worth Texas International Airport
  Facilities Improvement Revenue
  Series A, Insured: FGIC
  6.00%, due 11/1/28 (d)(i)                         $ 4,000,000   $  4,237,280
Gainesville, Texas Independent School District,
  Insured: PSFG
  5.00%, due 2/15/32 (j)                              1,000,000      1,026,830
  5.25%, due 2/15/36 (j)                              2,925,000      3,095,879
Jefferson County Texas Health Facility Development
  Corp. Texas Baptist Hospitals, Insured: AMBAC
  5.20%, due 8/15/21 (g)                              1,095,000      1,131,004
San Antonio, Texas
  Electric & Gas
  Series 2000
  5.00%, due 2/1/17 (e)                               5,040,000      5,324,105
Tarrant Regional Water District Texas Water
  Revenue Insured: FSA
  5.25%, due 3/1/17 (a)                               2,500,000      2,647,700
Texas State College Student Loan
  5.50%, due 8/1/10 (i)                               1,760,000      1,866,550
                                                                  ------------
                                                                    19,329,348
                                                                  ------------
WASHINGTON (2.7%)
V  Seattle, Washington Municipal Light & Power
  Revenue
  6.00%, due 10/1/15 (c)(e)                           6,500,000      7,024,095
                                                                  ------------
WEST VIRGINIA (0.6%)
Kanawha Mercer Nicholas Counties West Virginia
  Single Family Mortgage Revenue
  (zero coupon), due 2/1/15 (c)(k)                    2,230,000      1,420,421
                                                                  ------------

WISCONSIN (1.0%)
State of Wisconsin Health & Education Facilities
  Authority Revenue, Wheaton Franciscan Services
  5.75%, due 8/15/25                                  2,500,000      2,650,100
                                                                  ------------
Total Long-Term Municipal Bonds
  (Cost $230,176,684)                                              239,095,672
                                                                  ------------

                                                         SHARES          VALUE
CUMULATIVE PREFERRED STOCK (3.8%)
------------------------------------------------------------------------------
V  Charter Mac Equity Issuer Trust
  Series A-1
  7.10%, due 6/30/09 (e)(l)                           9,000,000   $  9,692,010
                                                                  ------------
Total Cumulative Preferred Stock
  (Cost $9,013,834)                                                  9,692,010
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT
SHORT-TERM INVESTMENT (2.5%)
------------------------------------------------------------------------------
NEW YORK (2.5%)
New York City, New York, Insured: AMBAC
  3.66%, due 11/1/24 (g)(m)                         $ 6,550,000      6,550,000
                                                                  ------------
Total Short-Term Investment
  (Cost $6,550,000)                                                  6,550,000
                                                                  ------------
Total Investments
  (Cost $245,740,518) (n)                                  98.6%   255,337,682(o)
Cash and Other Assets,
  Less Liabilities                                          1.4      3,600,281
                                                    -----------   ------------
Net Assets                                                100.0%  $258,937,963
                                                    ===========   ============

                                                    CONTRACTS            UNREALIZED
                                                         LONG      DEPRECIATION (P)
FUTURES CONTRACTS (-0.3%)
-----------------------------------------------------------------------------------
United States Treasury Note June 2006 (10 year)           400   $          (706,270)
                                                                -------------------
Total Futures Contracts
  (Settlement Value $42,231,250)                                $          (706,270)
                                                                ===================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13

(a)  FSA--Financial Security Assurance, Inc.
(b)  LOC--Letter of Credit
(c) Prerefunding Securities--issuer has or will issue new bonds and use the proceeds to purchase Treasury securities that mature at or near the same date as the original issue's call date.
(d)  FGIC--Financial Guaranty Insurance Co.
(e) Segregated, partially segregated or designated as collateral for futures contracts.
(f)  MBIA--MBIA Insurance Corp.
(g)  AMBAC--Ambac Assurance Corp.
(h)  XLCA--XL Capital Assurance, Inc.
(i) Interest on these securities is subject to alternative minimum tax.
(j)  PSFG--Permanent School Fund Guaranteed
(k)  Non-income producing security.
(l)  May be sold to institutional investors only.
(m) Variable rate securities that may be tendered back to the issuer at any time prior to maturity at par.
(n) The cost stated also represents the aggregate cost for federal income tax purposes.
(o) At April 30, 2006 net unrealized appreciation for securities was $9,597,164, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $10,355,008 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $757,844.
(p) Represents the difference between the value of the contracts at the time they were opened and the value at April 30, 2006.

 14   MainStay Tax Free Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2006 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $245,740,518)                $255,337,682
Cash                                                  76,251
Receivables:
  Interest                                         4,198,592
  Fund shares sold                                   129,680
  Variation margin on futures contracts               68,750
Other assets                                          26,845
                                                -------------
    Total assets                                 259,837,800
                                                -------------
LIABILITIES:
Payables:
  Fund shares redeemed                               322,578
  Manager                                             80,058
  Transfer agent                                      74,345
  NYLIFE Distributors                                 65,873
  Professional                                        46,232
  Trustees                                             5,770
  Custodian                                            5,128
Accrued expenses                                      39,227
Dividends payable                                    260,626
                                                -------------
    Total liabilities                                899,837
                                                -------------
Net assets                                      $258,937,963
                                                =============

COMPOSITION OF NET ASSETS:
Share of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized:
  Class A                                       $    209,870
  Class B                                             55,626
  Class C                                              6,491
Additional paid-in capital                       280,845,539
Accumulated distributions in excess of net
  investment income                                 (247,634)
Accumulated net realized loss on investments     (30,822,823)
Net unrealized appreciation on investments and
  futures transactions                             8,890,894
                                                -------------
Net assets                                      $258,937,963
                                                =============
CLASS A
Net assets applicable to outstanding shares     $199,808,783
                                                =============
Shares of beneficial interest outstanding         20,986,964
                                                =============
Net asset value per share outstanding           $       9.52
Maximum sales charge (4.50% of offering price)          0.45
                                                -------------
Maximum offering price per share outstanding    $       9.97
                                                =============
CLASS B
Net assets applicable to outstanding shares     $ 52,949,497
                                                =============
Shares of beneficial interest outstanding          5,562,590
                                                =============
Net asset value and offering price per share
  outstanding                                   $       9.52
                                                =============
CLASS C
Net assets applicable to outstanding shares     $  6,179,683
                                                =============
Shares of beneficial interest outstanding            649,050
                                                =============
Net asset value and offering price per share
  outstanding                                   $       9.52
                                                =============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    15

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2006 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Interest                                       $ 6,542,284
                                                 -----------
EXPENSES:
  Manager                                            795,065
  Distribution/Service--Class A                      185,983
  Service--Class B                                   138,414
  Service--Class C                                     7,767
  Distribution--Class B                              138,414
  Distribution--Class C                                7,767
  Transfer agent                                     135,095
  Professional                                        78,202
  Registration                                        36,758
  Recordkeeping                                       26,511
  Shareholder communication                           18,156
  Trustees                                             9,903
  Custodian                                            8,218
  Miscellaneous                                       21,242
                                                 -----------
    Total expenses before waiver/reimbursement     1,607,495
  Expense waiver/reimbursement from Manager         (250,313)
  Reimbursement from Manager for audit and
    legal costs (See Note 3(B) on page 22.)          (33,873)
                                                 -----------
    Net expenses                                   1,323,309
                                                 -----------
Net investment income                              5,218,975
                                                 -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FUTURES:
Net realized gain (loss) on:
  Security transactions                            1,373,241
  Futures transactions                              (964,993)
                                                 -----------
Net realized gain on investments and futures
  transactions                                       408,248
                                                 -----------
Net increase from payments from Manager for
  losses attributable to shareholder trading
  arrangements (See Note 3(B) on page 22.)            50,000
                                                 -----------
Net change in unrealized appreciation
  (depreciation) on:
  Security transactions                           (3,294,512)
  Futures transactions                                65,605
                                                 -----------
Net change in unrealized depreciation on
  investments and futures contracts               (3,228,907)
                                                 -----------
Net realized and unrealized loss on investments   (2,770,659)
                                                 -----------
Net increase in net assets resulting from
  operations                                     $ 2,448,316
                                                 ===========

 16   MainStay Tax Free Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2006 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2005

                                              2006           2005
DECREASE IN NET ASSETS:
Operations:
 Net investment income               $   5,218,975   $ 10,739,267
 Net realized gain on investments
  and futures transactions                 408,248      4,503,944
 Net increase from payments from
  Manager for losses attributable
  to shareholder trading
  arrangements (See Note 3(B) on
  page 22.)                                 50,000             --
 Net change in unrealized
  appreciation (depreciation) on
  investments and futures contracts     (3,228,907)   (10,734,934)
                                     ----------------------------
 Net increase in net assets
  resulting from operations              2,448,316      4,508,277
                                     ----------------------------

Dividends to shareholders:
 From net investment income:
   Class A                              (2,950,187)    (1,540,417)
   Class B                              (2,136,538)    (9,181,448)
   Class C                                (117,410)      (237,572)
                                     ----------------------------
 Total dividends to shareholders        (5,204,135)   (10,959,437)
                                     ----------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                             174,951,071      9,015,292
   Class B                                 848,237      2,697,162
   Class C                                 529,757      1,495,256
 Net asset value of shares issued to shareholders
  in reinvestment of dividends:
   Class A                               2,024,093      1,028,049
   Class B                               1,160,984      6,225,273
   Class C                                  88,393        169,857
                                     ----------------------------
                                       179,602,535     20,630,889
 Cost of shares redeemed:
   Class A                             (12,224,280)    (8,585,569)
   Class B                            (178,025,592)   (36,917,542)
   Class C                                (603,907)    (1,285,982)
                                     ----------------------------
                                      (190,853,779)   (46,789,093)
   Decrease in net assets derived
    from capital share transactions    (11,251,244)   (26,158,204)
                                     ----------------------------
   Net decrease in net assets          (14,007,063)   (32,609,364)

                                              2006           2005

NET ASSETS:
Beginning of period                  $ 272,945,026   $305,554,390
                                     ----------------------------
End of period                        $ 258,937,963   $272,945,026
                                     ============================
Accumulated distributions in excess
 of net investment income at end of
 period                              $    (247,634)  $   (262,474)
                                     ============================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                    CLASS A
                                            --------------------------------------------------------
                                                                                      JANUARY 1,
                                            SIX MONTHS                                   2003*
                                              ENDED              YEAR ENDED             THROUGH
                                            APRIL 30,           OCTOBER 31,           OCTOBER 31,
                                              2006**         2005         2004           2003
Net asset value at beginning of period       $   9.62       $  9.84      $  9.75        $ 10.02
                                            ----------      -------      -------      -----------
Net investment income                            0.19          0.38         0.38           0.30
Net realized and unrealized gain (loss) on
  investments                                   (0.10)        (0.21)        0.07          (0.25)
                                            ----------      -------      -------      -----------
Total from investment operations                 0.09          0.17         0.45           0.05
                                            ----------      -------      -------      -----------
Less dividends:
  From net investment income                    (0.19)        (0.39)       (0.36)         (0.32)
                                            ----------      -------      -------      -----------
Net asset value at end of period             $   9.52       $  9.62      $  9.84        $  9.75
                                            ==========      =======      =======      ===========
Total investment return (a)                      0.97%(b)(c)(d)    1.77%    4.71%          0.54%(b)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                        4.05%+        3.92%        3.88%          3.64%+
    Net expenses                                 0.89%+        0.89%        1.02%          1.04%+
    Expenses (before waiver/reimbursement)       1.10%+        1.06%        1.06%            --
Portfolio turnover rate                            21%           26%          18%            34%
Net assets at end of period (in 000's)       $199,809       $38,508      $37,936        $42,712

                                                         CLASS A
                                            ---------------------------------

                                                 YEAR ENDED DECEMBER 31,
                                             2002         2001         2000
Net asset value at beginning of period      $  9.62      $  9.68      $  9.08
                                            -------      -------      -------
Net investment income                          0.41         0.45         0.47
Net realized and unrealized gain (loss) on
  investments                                  0.40        (0.06)        0.60
                                            -------      -------      -------
Total from investment operations               0.81         0.39         1.07
                                            -------      -------      -------
Less dividends:
  From net investment income                  (0.41)       (0.45)       (0.47)
                                            -------      -------      -------
Net asset value at end of period            $ 10.02      $  9.62      $  9.68
                                            =======      =======      =======
Total investment return (a)                    8.61%        4.04%       12.15%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                      4.19%        4.59%        5.05%
    Net expenses                               1.03%        1.03%        1.03%
    Expenses (before waiver/reimbursement)       --           --           --
Portfolio turnover rate                          39%          57%          56%
Net assets at end of period (in 000's)      $46,131      $39,760      $22,495

                                                                                    CLASS C
                                            ---------------------------------------------------------------------------------------
                                                                                    JANUARY 1,
                                            SIX MONTHS                                 2003*
                                              ENDED             YEAR ENDED            THROUGH
                                            APRIL 30,          OCTOBER 31,          OCTOBER 31,         YEAR ENDED DECEMBER 31,
                                              2006**         2005        2004          2003           2002        2001        2000
Net asset value at beginning of period        $ 9.62        $ 9.85      $ 9.75        $10.02         $ 9.62      $ 9.68      $ 9.09
                                            ----------      ------      ------      -----------      ------      ------      ------
Net investment income                           0.18          0.36        0.36          0.28           0.39        0.42        0.45
Net realized and unrealized gain (loss) on
  investments                                  (0.10)        (0.22)       0.08         (0.25)          0.40       (0.06)       0.59
                                            ----------      ------      ------      -----------      ------      ------      ------
Total from investment operations                0.08          0.14        0.44          0.03           0.79        0.36        1.04
                                            ----------      ------      ------      -----------      ------      ------      ------
Less dividends:
  From net investment income                   (0.18)        (0.37)      (0.34)        (0.30)         (0.39)      (0.42)      (0.45)
                                            ----------      ------      ------      -----------      ------      ------      ------
Net asset value at end of period              $ 9.52        $ 9.62      $ 9.85        $ 9.75         $10.02      $ 9.62      $ 9.68
                                            ==========      ======      ======      ===========      ======      ======      ======
Total investment return (a)                     0.84%(b)(c)(d)   1.41%    4.55%         0.32%(b)       8.34%       3.79%      11.75%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                       3.80%+        3.67%       3.63%         3.39%+         3.94%       4.34%       4.80%
    Net expenses                                1.14%+        1.14%       1.27%         1.29%+         1.28%       1.28%       1.28%
    Expenses (before waiver/reimbursement)      1.35%+        1.31%       1.31%           --             --          --          --
Portfolio turnover rate                           21%           26%         18%           34%            39%         57%         56%
Net assets at end of period (in 000's)        $6,180        $6,231      $5,992        $5,840         $7,555      $1,586      $1,130

*    The Fund changed its fiscal year end from December 31 to October 31.
**   Unaudited.
+    Annualized.
(a)  Total return is calculated exclusive of sales charges.
(b)  Total return is not annualized.
(c)  Includes nonrecurring reimbursements from Manager for audit and legal costs. There was no effect on total return. (See Note 3(B) on page 22.)
(d)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager reimbursement of such losses were less than 0.01%. (See Note
     3(B) on page 22.)

 18   MainStay Tax Free Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                 CLASS B
    -------------------------------------------------------------------------------------------------
                                                JANUARY 1,
    SIX MONTHS                                     2003*
      ENDED               YEAR ENDED              THROUGH
    APRIL 30,            OCTOBER 31,            OCTOBER 31,            YEAR ENDED DECEMBER 31,
      2006**          2005          2004           2003            2002          2001          2000
     $  9.62        $   9.85      $   9.75       $  10.02        $   9.62      $   9.68      $   9.09
    ----------      --------      --------      -----------      --------      --------      --------
        0.18            0.36          0.36           0.28            0.39          0.42          0.45
       (0.10)          (0.22)         0.08          (0.25)           0.40         (0.06)         0.59
    ----------      --------      --------      -----------      --------      --------      --------
        0.08            0.14          0.44           0.03            0.79          0.36          1.04
    ----------      --------      --------      -----------      --------      --------      --------
       (0.18)          (0.37)        (0.34)         (0.30)          (0.39)        (0.42)        (0.45)
    ----------      --------      --------      -----------      --------      --------      --------
     $  9.52        $   9.62      $   9.85       $   9.75        $  10.02      $   9.62      $   9.68
    ==========      ========      ========      ===========      ========      ========      ========
        0.84%(b)(c)(d)     1.41%      4.55%          0.32%(b)        8.34%         3.79%        11.75%
        3.80%+          3.67%         3.63%          3.39%+          3.94%         4.34%         4.80%
        1.14%+          1.14%         1.27%          1.29%+          1.28%         1.28%         1.28%
        1.35%+          1.31%         1.31%            --              --            --            --
          21%             26%           18%            34%             39%           57%           56%
     $52,949        $228,206      $261,626       $297,458        $323,349      $314,867      $321,230

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    19

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises nineteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Tax Free Bond Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class A shares, Class B and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to provide a high level of current income free from regular federal income tax, consistent with the preservation of capital.

The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or brokers selected by the Fund's Manager, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time). Futures contracts are valued at the last posted settlement price on the market where such futures are principally traded. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed in good faith by Board of Trustees to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's principal market is temporarily closed at a time when under normal conditions it would be open. At April 30, 2006, the Fund did not hold securities that were valued in such a manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and non-taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned. Discounts and premiums on securities, other than short-term securities, purchased for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

 20   MainStay Tax Free Bond Fund

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted and unrealized appreciation or depreciation is recorded to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, in exchange for the premium, the Fund foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase but, as long as the obligation as a writer continues, have retained the risk of loss should the price of the underlying security decline. By writing a covered put option, the Fund, in exchange for the premium, accepts the risk of decline in the market value of the underlying security or foreign currency below the exercise price. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of an option. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written, in a segregated account with its custodian.

The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security it anticipates purchasing. The Fund may purchase put options on its securities to protect against a decline in the value of the security or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

(H) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may enter into contracts for the future delivery of debt securities in order to attempt to protect against the effect of adverse changes in interest rates, to lengthen or shorten the average maturity or duration of the Fund's portfolio or to try to enhance the Fund's returns.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

(I) INDEMNIFICATIONS. In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may

                                                    www.mainstayfunds.com     21
be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and indirect wholly-owned subsidiary of New York Life, acts as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual percentage of the Fund's average daily net assets as follows: 0.60% on assets up to $1.0 billion and 0.55% on assets in excess of $1.0 billion. NYLIM has voluntarily agreed to waive its management fee by 0.15% to 0.45% on assets up to $1.0 billion, and 0.40% on assets in excess of $1.0 billion. The Manager has entered into a written expense limitation agreement, under which the Manager has agreed to reimburse the expenses of the Fund so that the total ordinary operating expenses (total annual fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed, on an annualized basis, 0.89% of the average daily net assets of the Class A shares. An equivalent reimbursement, in an equal amount of basis points, will be applied to the other share classes. The Manager, within three years of incurring such expenses, may recoup the amount of any management fee waiver or expense reimbursement from the Fund pursuant to this agreement if such recoupment does not cause the Fund to exceed existing expense limitations. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. For the six months ended April 30, 2006, the Manager earned fees from the Fund in the amount of $795,065 and waived its fee and/or reimbursed expenses in the amount of $250,313.

As of April 30, 2006, the amounts of waived or reimbursed fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

               OCTOBER 31,
        2008                  2009               TOTAL
       $30,280              $53,145             $83,425
-------------------------------------------------------------

Pursuant to the terms of a Sub-Advisory Agreement between the NYLIM and the Subadvisor, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.30% of the average daily net assets of the Fund. To the extent the Manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

(B) PAYMENTS FROM AFFILIATES. NYLIM reimbursed or paid all expenses relating to the Board of Trustees' review of fund trading as described in the footnote relating to "Other Matters." (See page 24)

The total costs associated were approximately $821,000 and included payments to certain third party service providers. The amount that was reimbursed to the Tax Free Bond Fund is $33,873.

Additional payments were made by affiliates relating to the Trustees review of certain shareholder trading matters. Further discussion regarding these payments by affiliates can be found below in the footnote relating to "Other Matters."

The reimbursement amount as well as the additional payment made by NYLIM are disclosed in the Statement of Operations as expenses reimbursed and net increase from payments for losses attributable to shareholder trading arrangements. This reimbursement and payment impacted the expenses and/or net investment income ratios as well as the total return calculations included in the financial highlights and in the performance tables and expense charts in this report.

(C) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.25% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and

 22   MainStay Tax Free Bond Fund

Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(D) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $80,960 for the six months ended April 30, 2006. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $476, $29,079 and $483, respectively, for the six months ended April 30, 2006.

(E) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund for the six months ended April 30, 2006, amounted to $135,095.
(F) NON-INTERESTED TRUSTEES FEES. Non-Interested Trustees are paid an annual retainer fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual retainer fee of $20,000. The Audit and Compliance Committee Chairman receives an additional $2,000 for each meeting of the Audit and Compliance Committee attended and the Chairpersons of the Brokerage and Expense Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the respective Committee meetings attended. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/ Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus, the Fund only pays a portion of the fees identified above.

(G) OTHER. Pursuant to the Management Agreement, fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $3,729 for the six months ended April 30, 2006.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $26,511 for the six months ended April 30, 2006.

NOTE 4--FEDERAL INCOME TAX:

The Fund has maintained a year end of December 31 for federal income tax purposes.

At October 31, 2005, for federal income tax purposes, capital loss carryforwards of $32,045,133 were available, as shown in the table below, to the extent provided by the regulations, to offset future realized gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

           CAPITAL LOSS             AMOUNTS
        AVAILABLE THROUGH           (000'S)
               2007                 $ 7,997
               2008                  15,453
               2011                   8,117
               2012                     478
       -------------------------------------------
                                    $32,045
       -------------------------------------------

Dividends to shareholders from net investment income, shown in the Statement of Changes in Net Assets, represents tax-based distributions of tax exempt income.

NOTE 5--CUSTODIAN:

Investors Bank & Trust Company is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .070% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the six months ended April 30, 2006.

                                                    www.mainstayfunds.com     23

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During six months ended April 30, 2006, purchases and sales of securities, other than short-term securities, were $56,193 and $71,595, respectively.

NOTE 8--CAPITAL SHARE TRANSACTIONS
(IN 000'S):

                                               SIX MONTHS ENDED
                                                APRIL 30, 2006*
                                          CLASS A   CLASS B   CLASS C
Shares sold                               17,966        88       55
---------------------------------------------------------------------
Shares issued in reinvestment of
  dividends                                  210       120        9
---------------------------------------------------------------------
                                          18,176       208       64
---------------------------------------------------------------------
Shares redeemed                           (1,191)   (18,360)    (62)
---------------------------------------------------------------------
Net increase (decrease)                   16,985    (18,152)      2
---------------------------------------------------------------------

                                      YEAR ENDED
                                   OCTOBER 31, 2005
                              CLASS A   CLASS B   CLASS C
Shares sold                      921       275      152
---------------------------------------------------------
Shares issued in
  reinvestment of dividends      105       637       17
---------------------------------------------------------
                               1,026       912      169
---------------------------------------------------------
Shares redeemed                 (877)   (3,768)    (131)
---------------------------------------------------------
Net increase (decrease)          149    (2,856)      38
---------------------------------------------------------

* Unaudited.

NOTE 9--OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises have cooperated fully and completed responding to these requests. As previously reported in response to those requests for information and, as noted in the notes to the year-end 2004 and 2005 financial statements of each fund of the Trust, NYLIM had been a party to arrangements with certain registered representatives of broker-dealers relating to the level of trading by clients of those registered representatives in shares of certain funds of the Trust. All such arrangements were terminated by the fourth quarter of 2003. NYLIM and the Trustees of the Trust have reviewed the possible dilutive effects that transactions under those arrangements and certain other levels of trading by fund shareholders over the period from 1999 to 2003 may have had on the funds. As a result of this review, in December 2005, NYLIM made payments totaling $5.882 million to nine MainStay funds. The amount paid to the MainStay Tax Free Bond Fund was $50,000. NYLIM has reimbursed or paid all expenses relating to the Board of Trustees' review of this matter, as well as substantially all of the costs associated with the other regulatory matters described in this note.

In a separate matter, the Securities and Exchange Commission has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that fund, as well as the related guarantee disclosure to fund shareholders. Discussions have been held with the Securities and Exchange Commission concerning a possible resolution of this matter. There can be no assurance of the outcome of these efforts.

 24   MainStay Tax Free Bond Fund

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investment Management LLC ("NYLIM") uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-202-551-5850); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.
SPECIAL MEETING OF SHAREHOLDERS
Pursuant to notice, a special meeting and three adjournment meetings (pertaining only to certain Funds) of the shareholders of The MainStay Funds (the "Trust") were held on March 27, April 17, May 8, and June 8, 2006, respectively, at the Parsippany, New Jersey offices of New York Life Investment Management LLC. The purpose of the meetings was to present the following proposals for shareholder consideration:
1. To elect the following individuals to the Board of Trustees of the Trust;

  - Charlynn Goins
  - Edward J. Hogan
  - Alan R. Latshaw
  - Terry L. Lierman
  - John B. McGuckian
  - Donald E. Nickelson
  - Richard S. Trutanic
  - Gary E. Wendlandt (Interested Trustee)

There are no other Trustees of the Trust.

2. To grant the Trust the approval to enter into and materially amend agreements with Subadvisors on behalf of one or more of the Funds without obtaining shareholder approval; and

3. To approve the amendment of certain fundamental investment restrictions.

No other business came before the special meetings.

Each of the proposals listed above was passed by the shareholders of the Fund as shown below.

                                                VOTES      VOTES
TAX FREE BOND FUND               VOTES FOR     AGAINST   WITHHELD       TOTAL
PROPOSAL #1-ELECTION OF TRUSTEES
--------------------------------------------------------------------------------
a. Charlynn Goins               14,776,654            0  1,261,001   16,037,655
--------------------------------------------------------------------------------
b. Edward J. Hogan              14,772,619            0  1,265,037   16,037,656
--------------------------------------------------------------------------------
c. Alan R. Latshaw              14,743,621            0  1,294,034   16,037,655
--------------------------------------------------------------------------------
d. Terry L. Lierman             14,757,600            0  1,280,055   16,037,655
--------------------------------------------------------------------------------
e. John B. McGuckian            14,742,768            0  1,294,887   16,037,655
--------------------------------------------------------------------------------
f. Donald E. Nickelson          14,759,785            0  1,277,870   16,037,655
--------------------------------------------------------------------------------
g. Richard S. Trutanic          14,765,102            0  1,272,553   16,037,655
--------------------------------------------------------------------------------
h. Gary E Wendlandt             14,779,195            0  1,258,460   16,037,655
--------------------------------------------------------------------------------
PROPOSAL #2-APPROVAL TO ENTER INTO AND MATERIALLY AMEND AGREEMENTS
--------------------------------------------------------------------------------
                                11,914,949      261,511  1,259,942   13,436,402
--------------------------------------------------------------------------------
PROPOSAL #3-AMENDMENT TO CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------
a. Borrowing                    11,947,006      247,521  1,241,876   13,436,403
--------------------------------------------------------------------------------
b. Senior Securities            12,016,376      198,535  1,221,491   13,436,402
--------------------------------------------------------------------------------
c. Underwriting Securities      12,032,074      178,539  1,225,789   13,436,402
--------------------------------------------------------------------------------
d. Real Estate                  12,027,634      190,303  1,218,465   13,436,402
--------------------------------------------------------------------------------
e. Commodities                  11,999,079      214,694  1,222,630   13,436,403
--------------------------------------------------------------------------------
f. Making Loans                 11,991,239      218,964  1,226,200   13,436,403
--------------------------------------------------------------------------------
g. Concentration of
  Investments                   12,026,874      195,582  1,213,947   13,436,403
--------------------------------------------------------------------------------
h. Diversification              12,039,475      182,028  1,214,900   13,436,403
--------------------------------------------------------------------------------

This resulted in approval of the proposals.

                                                    www.mainstayfunds.com     25

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, as of July 1, 2006, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the Trustees then in office will call a shareholder meeting for the election of Trustees, or
(2) his or her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

        GARY E.           Indefinite; Chairman   Chairman and Manager, New York Life               62           Chairman and
        WENDLANDT         since 2002, Chief      Investment Management LLC (including                           Director,
        10/8/50           Executive Officer      predecessor advisory organizations) and                        MainStay VP
                          (2004 to June 2006),   New York Life Investment Management                            Series Fund,
                          and Trustee since      Holdings LLC; Chief Executive Officer,                         Inc.
                          2000                   New York Life Investment Management LLC
                                                 and New York Life Investment Management
                                                 Holdings LLC (2000 to June 2006); Senior
                                                 Executive Vice President for Investment
                                                 and Finance, New York Life Insurance
                                                 Company (since July 2006); Executive
                                                 Vice President, New York Life Insurance
                                                 Company (1999 to June 2006); Executive
                                                 Vice President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC,
                                                 Madison Capital Funding LLC, and NYLCAP
                                                 Manager LLC; Manager, MacKay Shields
                                                 LLC; Executive Vice President, New York
                                                 Life Insurance and Annuity Corporation;
                                                 Chairman, and Director, MainStay VP
                                                 Series Fund, Inc. (25 portfolios); Chief
                                                 Executive Officer, MainStay VP Series
                                                 Fund, Inc. (2002 to June 2006); Chief
                                                 Executive Officer, Eclipse Funds (3
                                                 Portfolios) and Eclipse Funds Inc. (15
                                                 Portfolios) (2005 to June 2006);
                                                 Executive Vice President and Chief
                                                 Investment Officer, MassMutual Life
                                                 Insurance Company (1993 to 1999).
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        CHARLYNN GOINS    Indefinite; Trustee    Retired. Chairperson of the Board, New            19           None
        9/15/42           since 2001             York City Health and Hospital
                                                 Corporation.
        -----------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Indefinite; Trustee    Rear Admiral U.S. Navy (Retired);                 19           None
        8/17/32           since 1996             Independent Management Consultant (1997
                                                 to 2002).
        -----------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Indefinite; Trustee    Chair, Maryland Democratic Party;                 19           None
        1/4/48            since 1991             Chairman, Smartpaper Networks
                                                 Corporation (communications); Partner,
                                                 Health Ventures LLC (2001 to 2005); Vice
                                                 Chair, Employee Health Programs (1990 to
                                                 2002); Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc.
                                                 (1984 to 2001).
        -----------------------------------------------------------------------------------------------------------------------
        JOHN B.           Indefinite; Trustee    Chairman, Ulster Television Plc; Pro              19           Non-Executive
        MCGUCKIAN         since 1997             Chancellor, Queen's University (1985 to                        Director,
        11/13/39                                 2001).                                                         Allied Irish
                                                                                                                Banks Plc;
                                                                                                                Chairman and
                                                                                                                Non-Executive
                                                                                                                Director, Irish
                                                                                                                Continental
                                                                                                                Group, Plc;
                                                                                                                Chairman, AIB
                                                                                                                Group (UK) Plc;
                                                                                                                Non-Executive
                                                                                                                Director,
                                                                                                                Unidare Plc.
        -----------------------------------------------------------------------------------------------------------------------

     * A Trustee is considered to be an interested person of the Trust within the meaning of the 1940 Act because of an affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past Five Years." All Trustees not considered to be interested persons of the Trust are referred to as "Non-Interested Trustees."

 26   MainStay Tax Free Bond Fund

                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        DONALD E.         Indefinite; Trustee    Retired. Vice Chairman, Harbour Group             19           Director,
        NICKELSON         since 1994 and Lead    Industries, Inc. (leveraged buyout                             Adolor
        12/9/32           Non-Interested         firm); President, PaineWebber Group                            Corporation;
                          Trustee since 2000     (1988 to 1990).                                                Director, First
                                                                                                                Advantage
                                                                                                                Corporation.
        -----------------------------------------------------------------------------------------------------------------------

        RICHARD S.        Indefinite; Trustee    Chairman (1990 to present) and Chief              19           None
        TRUTANIC          since 1994             Executive Officer (1990 to 1999),
        2/13/52                                  Somerset Group (financial advisory
                                                 firm); Managing Director and Advisor,
                                                 The Carlyle Group (private investment
                                                 firm) (2002 to 2004); Senior Managing
                                                 Director, Groupe Arnault (private
                                                 investment firm) (1999 to 2002).
        -----------------------------------------------------------------------------------------------------------------------

        ALAN R. LATSHAW   Indefinite; Trustee    Retired. Partner, Ernst & Young LLP               19           State Farm
        3/27/51           and Audit Committee    (2002 to 2003); Partner, Arthur Andersen                       Associates
                          Financial Expert       LLP (1976 to 2002).                                            Funds Trusts (4
                          since 2006                                                                            portfolios);
                                                                                                                State Farm
                                                                                                                Mutual Fund
                                                                                                                Trust (15
                                                                                                                portfolios);
                                                                                                                State Farm
                                                                                                                Variable
                                                                                                                Product Trust
                                                                                                                (8 portfolios);
                                                                                                                Utopia Funds (4
                                                                                                                portfolios).
        -----------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General Counsel, and Secretary,
        ANSELMI           since 2003             New York Life Investment Management LLC (including
        10/19/46                                 predecessor advisory organizations) and New York Life
                                                 Investment Management Holdings LLC; Senior Vice President,
                                                 New York Life Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC; Secretary, NYLIM Service
                                                 Company LLC, NYLCAP Manager LLC, and Madison Capital Funding
                                                 LLC; Chief Legal Officer, Eclipse Funds, Eclipse Funds Inc.,
                                                 MainStay VP Series Fund, Inc., and McMorgan Funds; Managing
                                                 Director and Senior Counsel, Lehman Brothers Inc. (1998 to
                                                 1999); General Counsel and Managing Director, JP Morgan
                                                 Investment Management Inc. (1986 to 1998).
        -----------------------------------------------------------------------------------------------------

        ARPHIELA          Treasurer and          Director and Manager of Fund Accounting and Administration,
        ARIZMENDI         Principal Financial    New York Life Investment Management LLC (since 2003);
        10/26/56          and Accounting         Treasurer and Principal Financial and Accounting Officer,
                          Officer since 2005     Eclipse Funds, Eclipse Funds Inc., and McMorgan Funds (since
                                                 December 2005), and MainStay VP Series Fund, Inc. (since
                                                 March 2006); Assistant Treasurer, NYLIFE Distributors LLC;
                                                 Assistant Treasurer, The MainStay Funds, Eclipse Funds,
                                                 Eclipse Funds Inc., MainStay VP Series Fund, Inc., and
                                                 McMorgan Funds (1992 to December 2005).
        -----------------------------------------------------------------------------------------------------

        CHRISTOPHER O.    President since 2005   Executive Vice President, New York Life Investment
        BLUNT                                    Management LLC and New York Life Investment Management
        5/13/62                                  Holdings LLC (since 2004); Manager and Executive Vice
                                                 President, NYLIM Product Distribution, NYLIFE Distributors
                                                 LLC (since January 2005); Chairman, NYLIM Service Company
                                                 LLC (since March 2005); Chairman and Class C Director, New
                                                 York Life Trust Company, FSB (since 2004); Chairman, New
                                                 York Life Trust Company (since February 2005); President,
                                                 Eclipse Funds and Eclipse Funds Inc. (since 2005);
                                                 President, MainStay VP Series Fund, Inc. (since July 2006);
                                                 Chairman and Chief Executive Officer, Giving Capital, Inc.
                                                 (2001 to 2004); Chief Marketing Officer--Americas, Merrill
                                                 Lynch Investment Managers (1999 to 2001); President, Mercury
                                                 Funds Distributors (1999 to 2001).
        -----------------------------------------------------------------------------------------------------

        SCOTT T.          Vice President--       Director, New York Life Investment Management LLC (including
        HARRINGTON        Administration since   predecessor advisory organizations); Executive Vice
        2/8/59            2005                   President, New York Life Trust Company, and New York Life
                                                 Trust Company, FSB (since January 2006); Vice President--
                                                 Administration, MainStay VP Series Fund, Inc., Eclipse
                                                 Funds, and Eclipse Funds Inc. (since June 2005).
        -----------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     27

                          POSITION(S) HELD
                          WITH
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
        ALAN J.           Senior Vice President  Managing Director, Mutual Funds/Administration and Chief
        KIRSHENBAUM       since July 2006        Financial Officer of Retail Investments, New York Life
        6/25/71                                  Investment Management LLC (since July 2006); Senior Vice
                                                 President, Eclipse Funds, Eclipse Funds Inc., and MainStay
                                                 VP Series Fund, Inc. (since June 2006); Chief Financial
                                                 Officer, Bear Stearns Asset Management (1999 to May 2006).
        -----------------------------------------------------------------------------------------------------

        ALISON H.         Vice President--       Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           Compliance (2004 to    March 2006), and Managing Director and Chief Compliance
        12/16/65          June 2006); Senior     Officer (2003 to February 2006), New York Life Investment
                          Vice President and     Management LLC; Managing Director and Chief Compliance
                          Chief Compliance       Officer, New York Life Investment Management Holdings LLC
                          Officer since July     (2003 to present); Senior Managing Director, Compliance
                          2006                   (since March 2006) and Managing Director, Compliance (2003 to February 2006), NYLIFE Distributors LLC; Senior Vice
                                                 President and Chief Compliance Officer, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP Series Fund, Inc. (since
                                                 June 2006); Vice President--Compliance, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP Series Fund, Inc. (until
                                                 June 2006); Deputy Chief Compliance Officer, New York Life
                                                 Investment Management LLC (2002 to 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset Management (1999 to
                                                 2002).
        -----------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary since 2004   Managing Director and Associate General Counsel, New York
        MORRISON                                 Life Investment Management LLC (since 2004); Managing
        3/26/56                                  Director and Secretary, NYLIFE Distributors LLC; Secretary,
                                                 Eclipse Funds, Eclipse Funds Inc., and MainStay VP Series
                                                 Fund, Inc.; Chief Legal Officer--Mutual Funds and Vice
                                                 President and Corporate Counsel, The Prudential Insurance
                                                 Company of America (2000 to 2004).
        -----------------------------------------------------------------------------------------------------

        BRIAN A. MURDOCK  Chief Executive        Member of the Board of Managers and President (since 2004),
        3/14/56           Officer since July     and Chief Executive Officer (since July 2006), New York Life
                          2006                   Investment Management LLC and New York Life Investment
                                                 Management Holdings LLC; Senior Vice President, New York
                                                 Life Insurance Company (since 2004); Chairman of the Board and President, NYLIFE Distributors LLC (since 2004); Member of the Board of Managers, Madison Capital Funding LLC (since
                                                 2004); Member of the Board of Managers, NYLCAP Manager LLC
                                                 (since 2004); Chief Executive Officer, Eclipse Funds,
                                                 Eclipse Funds Inc. and MainStay VP Series Fund, Inc. (since
                                                 July 2006); Chief Operating Officer, Merrill Lynch
                                                 Investment Managers (2003 to 2004); Chief Investment
                                                 Officer, MLIM Europe and Asia (2001 to 2003); President of
                                                 Merrill Japan and Chairman of MLIM's Pacific Region (1999 to
                                                 2001).
        -----------------------------------------------------------------------------------------------------
        RICHARD W.        Vice President--Tax    Vice President, New York Life Insurance Company; Vice
        ZUCCARO           since 1991             President, New York Life Insurance and Annuity Corporation,
        12/12/49                                 New York Life Trust Company, FSB, NYLIFE Insurance Company
                                                 of Arizona, NYLIFE LLC, and NYLIFE Securities Inc.; Vice
                                                 President, Tax, NYLIFE Distributors LLC; Tax Vice President,
                                                 New York Life International, LLC, New York Life Trust
                                                 Company, and NYLIM Service Company LLC; Vice President--Tax,
                                                 Eclipse Funds and Eclipse Funds Inc. (since 1993), and
                                                 MainStay VP Series Fund, Inc. (since 1991).
        -----------------------------------------------------------------------------------------------------

 28   MainStay Tax Free Bond Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(2)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund(3)
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. Closed to new investors as of June 1, 2006.
4. An affiliate of New York Life Investment Management LLC.

                       Not part of the Semiannual Report

                       This page intentionally left blank

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)
------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C) 2006 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-AO8888         (RECYCLE LOGO)       MS229-06                   MST10-06/06

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    TOTAL RETURN FUND

                    Message from the President
                    and
                    Semiannual Report
                    Unaudited
                    April 30, 2006

MESSAGE FROM
THE PRESIDENT

Dear Shareholder,

The six months from November 1, 2005, through April 30, 2006, represented a generally positive period for the economy and for investors. Most U.S. stock indexes recorded strong returns for the six-month reporting period. According to Russell data, value stocks outperformed growth stocks among large-capitalization issues, while the reverse was true for mid-cap and small-cap stocks.

Strong demand kept prices for oil, metals, and several other commodities relatively high, which had a positive influence on energy and materials stocks and helped commodity-exporting emerging economies. Not all of the influence was positive, however. In the United States, rising fuel costs had a negative impact on airlines, automakers, and utilities.

According to preliminary estimates from the Bureau of Economic Analysis, real gross domestic product increased at an annual rate of 5.3% in the first quarter of 2006, up from 1.7% in the fourth quarter of 2005. Economic growth, elevated energy prices, and the potential for inflationary pressure moved the Federal Open Market Committee to raise the targeted federal funds rate four times during the reporting period, with a 25-basis-point increase on each occasion. (A basis point is one-hundredth of a percentage point.) At the end of April 2006, the federal funds target rate stood at 4.75%.

Rising interest rates affected different bonds in different ways, and for portions of the reporting period, the yield curve inverted with yields on two-, five-, and 10-year Treasurys exceeding those on 30-year Treasurys. By the end of April, however, the yield curve had regained a positive slope. Rising interest rates took a toll on bond prices, but many bond indexes recorded positive total returns for the six-month reporting period.

The yield differences (or spreads) between high-yield bonds and U.S. Treasurys were relatively narrow during the reporting period, which reduced the compensation investors received for taking on additional risk. Even so, default rates in the high-yield market remained near their historical lows. Convertible bonds were hurt by rising interest rates, but managed to capture a substantial percentage of the stock market's gain.

During the first-quarter of 2006, issuance in the leveraged-loan market was down relative to the same period a year ago, but noteworthy financings by Georgia Pacific and NRG provided abundant liquidity. As the pipeline for upcoming issues became less promising, spreads in the leveraged-loan market tended to contract. New-money issuance and refunding issuance also declined in the municipal bond market, but at the end of April 2006, insured municipal bonds yielded 88% of long Treasurys, making municipals one of the more attractive high-grade bond sectors.

At MainStay, we offer a wide variety of Funds that pursue their respective investment objectives by investing in appropriate segments of the market. Each Fund follows a disciplined investment approach that the portfolio manager seeks to consistently apply across various market environments. The investment objective, strategies, and process used by your Fund(s) are outlined in the prospectus.

It is our pleasure to announce that on May 17, 2006, Institutional Capital Corporation (ICAP), a premier value-equity institutional investment firm based in Chicago, signed a definitive agreement to join New York Life Investment Management. Subject to board and shareholder approval, ICAP's three mutual funds are expected to join the MainStay Fund family on or around August 31, 2006.

We are honored that you have chosen to invest with MainStay Funds. We hope that the breadth of our offerings, the quality of our service, and the performance of our Funds will encourage you to maintain a long-term perspective, regardless of how the markets may shift or your financial needs may evolve.

The semiannual report that follows gives you additional insight into the portfolio management decisions that affected the performance of your MainStay Fund investment during the six months ended April 30, 2006. Please read it carefully to gain broader perspective on the progress of your Fund.

Sincerely,


/s/ CHRISTOPHER O. BLUNT


Christopher O. Blunt
President


                       Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    TOTAL RETURN FUND

                    The MainStay Funds

                    Semiannual Report

                    Unaudited

                    April 30, 2006

TABLE OF CONTENTS

Semiannual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   9
--------------------------------------------------------------------------------

Portfolio of Investments                                                      11
--------------------------------------------------------------------------------

Financial Statements                                                          23
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 28
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                  34
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        34
--------------------------------------------------------------------------------

Special Meeting of Shareholders                                               34
--------------------------------------------------------------------------------

Trustees and Officers                                                         35

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX       ONE    FIVE     TEN
TOTAL RETURNS            MONTHS(1)   YEAR    YEARS   YEARS
----------------------------------------------------------
With sales charges         1.97%      7.78%  0.83%   5.60%
Excluding sales charges    7.90      14.06   1.97    6.20

(PERFORMANCE GRAPH)                                         (With sales charges)

                                           MAINSTAY TOTAL      TOTAL RETURN GROWTH     TOTAL RETURN CORE
                                            RETURN FUND          COMPOSITE INDEX        COMPOSITE INDEX         S&P 500 INDEX
                                           --------------      -------------------     -----------------        -------------
4/30/96                                         9450                  10000                  10000                  10000
                                               10284                  11613                  11620                  12513
                                               13225                  14985                  14994                  17652
                                               15645                  17815                  17273                  21504
                                               18020                  20807                  18675                  23682
                                               15645                  17535                  18012                  20610
                                               14074                  15901                  17271                  18008
                                               12839                  15184                  16590                  15612
                                               14572                  17227                  19031                  19183
                                               15125                  17651                  20275                  20399
4/30/06                                        17251                  19286                  22324                  23544

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX       ONE    FIVE     TEN
TOTAL RETURNS            MONTHS(1)   YEAR    YEARS   YEARS
----------------------------------------------------------
With sales charges         2.54%      8.24%  0.86%   5.48%
Excluding sales charges    7.54      13.24   1.23    5.48

(PERFORMANCE GRAPH)                                         (With sales charges)

                                           MAINSTAY TOTAL      TOTAL RETURN GROWTH     TOTAL RETURN CORE
                                            RETURN FUND          COMPOSITE INDEX        COMPOSITE INDEX         S&P 500 INDEX
                                           --------------      -------------------     -----------------        -------------
4/30/96                                        10000                  10000                  10000                  10000
                                               10836                  11613                  11620                  12513
                                               13851                  14985                  14994                  17652
                                               16261                  17815                  17273                  21504
                                               18599                  20807                  18675                  23682
                                               16039                  17535                  18012                  20610
                                               14318                  15901                  17271                  18008
                                               12960                  15184                  16590                  15612
                                               14605                  17227                  19031                  19183
                                               15053                  17651                  20275                  20399
4/30/06                                        17046                  19286                  22324                  23544

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX       ONE    FIVE     TEN
TOTAL RETURNS            MONTHS(1)   YEAR    YEARS   YEARS
----------------------------------------------------------
With sales charges         6.49%     12.13%  1.21%   5.47%
Excluding sales charges    7.49      13.13   1.21    5.47

(PERFORMANCE GRAPH)                                         (With sales charges)

                                           MAINSTAY TOTAL      TOTAL RETURN GROWTH     TOTAL RETURN CORE
                                            RETURN FUND          COMPOSITE INDEX        COMPOSITE INDEX         S&P 500 INDEX
                                           --------------      -------------------     -----------------        -------------
4/30/96                                        10000                  10000                  10000                  10000
                                               10836                  11613                  11620                  12513
                                               13851                  14985                  14994                  17652
                                               16261                  17815                  17273                  21504
                                               18599                  20807                  18675                  23682
                                               16039                  17535                  18012                  20610
                                               14318                  15901                  17271                  18008
                                               12960                  15184                  16590                  15612
                                               14605                  17227                  19031                  19183
                                               15053                  17651                  20275                  20399
4/30/06                                        17029                  19286                  22324                  23544

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. Prior to 9/1/98 (for Class C shares) and 12/31/03 (for Class I shares), performance for Class C and Class I shares includes the historical performance of Class B shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class C and Class I shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     5

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX       ONE    FIVE     TEN
TOTAL RETURNS            MONTHS(1)   YEAR    YEARS   YEARS
----------------------------------------------------------
                           8.24%     15.22%  2.43%   6.63%

(PERFORMANCE GRAPH)

                                           MAINSTAY TOTAL      TOTAL RETURN GROWTH     TOTAL RETURN CORE
                                            RETURN FUND          COMPOSITE INDEX        COMPOSITE INDEX         S&P 500 INDEX
                                           --------------      -------------------     -----------------        -------------
4/30/96                                        10000                  10000                  10000                  10000
                                               10943                  11613                  11620                  12513
                                               14129                  14985                  14994                  17652
                                               16753                  17815                  17273                  21504
                                               19361                  20807                  18675                  23682
                                               16854                  17535                  18012                  20610
                                               15199                  15901                  17271                  18008
                                               13902                  15184                  16590                  15612
                                               15819                  17227                  19031                  19183
                                               16490                  17651                  20275                  20399
4/30/06                                        19000                  19286                  22324                  23544

                                                          SIX      ONE      FIVE     TEN
BENCHMARK PERFORMANCE                                    MONTHS    YEAR    YEARS    YEARS
------------------------------------------------------------------------------------------

Total Return Growth Composite Index(2)                    4.44%    9.26%    1.92%    6.79%
Total Return Core Composite Index(3)                      6.11    10.11     4.39     8.36
S&P 500(R) Index(4)                                       9.64    15.42     2.70     8.94
Average Lipper mixed-asset target allocation growth
  fund(5)                                                 8.34    13.18     3.94     7.25

1. Performance figures shown for the six month period ended April 30, 2006 reflect nonrecurring reimbursements from affiliates for audit and legal costs and losses attributable to shareholder trading arrangements. (See Note 3(B) on page 31 of the Notes to Financial Statements for further explanation). The effect on total return was less than 0.01%.
2. The Fund compares itself to a Total Return Growth Composite Index that consists of the Russell 1000(R) Growth Index and the Lehman Brothers(R) Aggregate Bond Index weighted 60%/40%, respectively. The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. The Lehman Brothers(R) Aggregate Bond Index includes fixed-rate debt issues rated investment grade or higher by Moody's, S&P, or Fitch. All issues must have at least one year left to maturity and have an outstanding par value of at least $150 million. The Index consists of the Lehman Brothers(R) Government/Corporate, Mortgage-Back Securities, and Asset-Backed Securities Indices. Results assume that all income and capital gains are reinvested in the index or indices that produce them. An investment cannot be made directly into an index.
3. The Fund compares itself to a Total Return Core Composite Index that consists of the Russell 1000(R) Index and the Lehman Brothers(R) Aggregate Bond Index weighted 60%/40%, respectively. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. See footnote 1 for more information about the Lehman Brothers(R) Aggregate Bond Index. Results assume that all income and capital gains are reinvested in the index or indices that produce them. The Total Return Core Composite Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
4. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
5. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 6   MainStay Total Return Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY TOTAL RETURN FUND

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2005, to April 30, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2005, through April 30, 2006.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six months ended April 30, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                              ENDING ACCOUNT
                                                      ENDING ACCOUNT                           VALUE (BASED
                                                       VALUE (BASED                          ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL           EXPENSES          5% ANNUALIZED          EXPENSES
                                       ACCOUNT         RETURNS AND            PAID              RETURN AND             PAID
                                        VALUE           EXPENSES)            DURING          ACTUAL EXPENSES)         DURING
SHARE CLASS                            11/1/05           4/30/06           PERIOD(1,2)           4/30/06            PERIOD(1,2)

CLASS A SHARES                        $1,000.00         $1,079.45             $6.14             $1,019.05              $5.96
-------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,076.10             $9.99             $1,015.30              $9.69
-------------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,075.60             $9.98             $1,015.30              $9.69
-------------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,082.90             $3.51             $1,021.60              $3.41
-------------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.19% for Class A, 1.94% for Class B and Class C, and 0.68% for Class I) multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).

2. Amount includes nonrecurring reimbursements from affiliates for audit and legal costs and losses attributable to shareholder trading arrangements (See
   Note 3(B) on page 31 of the Notes to Financial Statements for further explanation). If these nonrecurring reimbursements had not been made, the actual expenses paid would have been $6.24, $10.09, $10.09 and $3.61 for Class A, Class B, Class C and Class I, respectively and the hypothetical expenses paid would have been $6.06, $9.79, $9.79 and $3.51 for Class A, Class B, Class C and Class I, respectively.

                                                     www.mainstayfunds.com     7

PORTFOLIO COMPOSITION AS OF APRIL 30, 2006

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                     70.6
U.S. Government & Federal Agencies                                                17.0
Short-Term Investments (collateral from securities lending                        12.6
  is 6.9%)
Corporate Bonds                                                                    4.1
Foreign Bonds                                                                      1.5
Mortgage-Backed Securities                                                         1.3
Convertible Bonds                                                                  1.1
Asset-Backed Securities                                                            0.9
Convertible Preferred Stocks                                                       0.7
Investment Company                                                                 0.2
Loan Assignments & Participations                                                  0.2
Municipal Bond                                                                     0.1
Preferred Stock                                                                   0.0*
Written Call Option                                                               0.0*
Yankee Bonds                                                                      0.0*
Liabilities in Excess of Cash and Other Assets                                   (10.3)

* Less than one-tenth of a percent.

See Portfolio of Investments on page 11 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Federal National Mortgage Association (Mortgage
     Pass-Through Security), 5.50%, due 6/1/21 TBA
 2.  Citigroup, Inc.
 3.  Bank of America Corp.
 4.  Sprint Nextel Corp.
 5.  Federal National Mortgage Association (Mortgage
     Pass-Through Security), 5.50%, due 6/1/33
 6.  Pfizer, Inc.
 7.  Transocean, Inc.
 8.  PMI Group, Inc. (The)
 9.  Verizon Communications, Inc.
10. Federal National Mortgage Association, 4.00%, due 9/2/08

 8   MainStay Total Return Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Edmund C. Spelman, Richard A. Rosen, CFA, and Gary Goodenough of MacKay Shields LLC

HOW DID MAINSTAY TOTAL RETURN FUND PERFORM RELATIVE TO ITS BENCHMARK AND ITS PEERS DURING THE SIX-MONTH REPORTING PERIOD?

Excluding all sales charges, MainStay Total Return Fund returned 7.90% for Class A shares, 7.54% for Class B shares, and 7.49% for Class C shares for the six months ended April 30, 2006. Over the same period, the Fund's Class I shares returned 8.24%. All share classes outperformed the 6.11% return of the Total Return Core Composite Index,(1) the Fund's broad-based securities-market index, for the six-month period. All share classes underperformed the 8.34% return of the average Lipper(2) mixed-asset target allocation growth fund for the six months ended April 30, 2006.

WHAT WERE THE STRONGEST- AND WEAKEST-PERFORMING SECTORS IN THE EQUITY PORTION OF THE FUND DURING THE REPORTING PERIOD?

The Fund's three strongest-performing equity sectors relative to the Russell 1000(R) Index(3) for the six-month reporting period were energy, information technology, and utilities. Energy generated the biggest gain of any sector because of a substantial rise in the price of crude oil. Underweighted positions relative to the Russell 1000(R) Index in the utilities and information technology sectors also helped the Fund's performance. The sectors that detracted the most from relative performance in the equity portion of the Fund were consumer discretionary, industrials, and health care.

DURING THE REPORTING PERIOD, WHICH STOCKS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S PERFORMANCE AND WHICH STOCKS DETRACTED?

The largest contributors to the Fund's equity performance were its holdings in Transocean, Weatherford International, and Rowan. Contract drillers Transocean and Rowan both benefited from higher oil and natural gas prices, which fostered the perception that day rates could continue to rise if an already tight supply of drilling rigs became even tighter because of infrastructure damage in the Gulf of Mexico. Earnings at both companies came in better than expected throughout the reporting period, which raised expectations and drove each company's stock price higher.

The biggest detractors from performance in the equity portion of the Fund were UnitedHealth Group, Caremark Rx, and Intel. The Fund was overweighted in UnitedHealth Group and Caremark Rx, which hurt relative performance.

WERE THERE ANY SIGNIFICANT EQUITY PURCHASES OR SALES DURING THE REPORTING
PERIOD?

The Fund initiated new positions in Akamai Technologies and Citrix Systems because of their earnings growth potential. During the reporting period, the Fund sold its positions in Carnival and Dell. The high price of oil had a negative impact on earnings at Carnival, a major cruise line. Dell has recently reported weakness in its underlying businesses.

HOW WAS THE EQUITY PORTION OF THE FUND POSITIONED DURING THE REPORTING PERIOD?

During the six-month period, the Fund held an overweighted position relative to the Russell 1000(R) Index in the consumer discretionary sector. During the reporting period, the price of oil continued to climb and the Fund maintained an overweighted position in the energy sector.

As of April 30, 2006, the equity portion of the Fund was overweighted relative to the Russell 1000(R) Index in the energy, consumer discretionary, and health care sectors. While the Fund's overweighted position in energy made a positive contribution, the Fund's consumer discretionary and health care positions detracted from relative results. The Fund was underweighted in utilities, financials, and industrials. In the equity portion of the Fund, underweighted positions in utilities and financials added to relative performance and an underweighted position in industrials detracted from the Fund's results.


High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher- quality debt securities and may be subject to greater price volatility. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or that they may even go down in value. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price for the stock may decline significantly, even if earnings showed an absolute increase. The Fund may experience a portfolio turnover rate of over 100% and may generate taxable short-term capital gains. Funds that invest in bonds are subject to credit, inflation, and interest-rate risk and can lose principal value when interest rates rise.
1. See footnote on page 6 for more information on the Fund's Total Return Core Composite Index.
2. See footnote on page 6 for more information about Lipper Inc.
3. See footnote on page 6 for more information on the Russell 1000(R) Index.

                                                     www.mainstayfunds.com     9

HOW DID YOU POSITION THE BOND PORTION OF THE FUND DURING THE REPORTING PERIOD?

The bond portion of the Fund maintained a short-duration posture through most the reporting period, which helped relative performance. The positioning left the bond portion of the Fund less exposed to higher interest rates than the Lehman Brothers(R) Aggregate Bond Index.(4) The Fund's yield-curve positioning was also beneficial when the Treasury yield curve flattened, with 30-year rates rising less than two-year rates. Toward the end of the reporting period, we brought the duration of the bond portion of the Fund closer to neutral by purchasing Treasurys and agency debentures.

DID THE FUND'S BOND-SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

We maintained overweighted positions in securitized holdings, including mortgage-backed and asset-backed securities, on the expectation that these asset classes would generally remain well-behaved as interest rates rose. Fund positions in commercial mortgage-backed securities and asset-backed securities added value during the reporting period. Unfortunately, the Fund's overweighted position in Ginnie Mae securities proved less successful when reduced demand from foreign investors caused the price of these securities to decline.

At the end of October, the bond portion of the Fund's portfolio was overweighted relative to the Lehman Brothers(R) Aggregate Bond Index in high-yield corporate bonds, asset-backed securities, mortgage-backed securities, and cash equivalents. The bond portion of the Fund was underweighted relative to the Index in Treasurys, investment-grade corporate bonds, and agency debentures.


4. See footnote 1 on page 6 for more information on the Lehman Brothers(R) Aggregate Bond Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 10   MainStay Total Return Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2006 UNAUDITED

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
LONG-TERM BONDS (26.2%)+
ASSET-BACKED SECURITIES (0.9%)
------------------------------------------------------------------------------
CONSUMER FINANCE (0.4%)
Harley-Davidson Motorcycle Trust
  Series 2004-1, Class A2
  2.53%, due 11/15/11                               $ 2,675,000   $  2,581,547
Volkswagen Auto Loan Enhanced Trust
  Series 2003-2, Class A3
  2.27%, due 10/22/07                                   625,100        622,125
                                                                  ------------
                                                                     3,203,672
                                                                  ------------
CONSUMER LOANS (0.2%)
Atlantic City Electric Transition Funding LLC
  Series 2002-1, Class A4
  5.55%, due 10/20/23                                 1,600,000      1,581,265
                                                                  ------------
DIVERSIFIED FINANCIAL SERVICES (0.1%)
Capital One Master Trust
  Series 2001-5, Class A
  5.30%, due 6/15/09                                    910,000        910,640
                                                                  ------------

ELECTRIC (0.2%)
AES Eastern Energy, L.P.
  Series 1999-A
  9.00%, due 1/2/17                                     124,072        139,750
Public Service New Hampshire Funding LLC
  Pass-Through Certificates
  Series 2002-1, Class A
  4.58%, due 2/1/10                                     788,632        784,089
                                                                  ------------
                                                                       923,839
                                                                  ------------
THRIFTS & MORTGAGE FINANCE (0.0%)++
Vanderbilt Mortgage Finance
  Series 1999-B, Class 1A4
  6.545%, due 4/7/18                                      1,464          1,463
                                                                  ------------
Total Asset-Backed Securities
  (Cost $6,751,430)                                                  6,620,879
                                                                  ------------
CONVERTIBLE BONDS (1.1%)
------------------------------------------------------------------------------
BIOTECHNOLOGY (0.1%)
Amgen, Inc.
  (zero coupon), due 3/1/32 (a)                       1,070,000        793,137
                                                                  ------------

DISTRIBUTION & WHOLESALE (0.1%)
Costco Wholesale Corp.
  (zero coupon), due 8/19/17 (b)                        725,000        899,906
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
DIVERSIFIED FINANCIAL SERVICES (0.2%)
American Express Co.
  1.85%, due 12/1/33
  (zero coupon), beginning 12/1/06                  $   765,000   $    795,600
Merrill Lynch & Co., Inc.
  (zero coupon), due 3/13/32                            765,000        863,914
                                                                  ------------
                                                                     1,659,514
                                                                  ------------
HEALTH CARE-SERVICES (0.0%)++
Laboratory Corp. of America Holdings
  (zero coupon), due 9/11/21 (a)                         75,000         59,156
Lincare Holdings, Inc.
  3.00%, due 6/15/33 (c)                                 45,000         44,269
  3.00%, due 6/15/33 (b)                                115,000        113,131
                                                                  ------------
                                                                       216,556
                                                                  ------------
LODGING (0.1%)
Hilton Hotels Corp.
  3.375%, due 4/15/23                                   680,000        861,050
                                                                  ------------

MEDIA (0.1%)
Liberty Media Corp.
  3.50%, due 1/15/31                                    790,000        790,987
                                                                  ------------

OIL & GAS SERVICES (0.2%)
Schlumberger, Ltd.
  1.50%, due 6/1/23                                     525,000      1,009,969
                                                                  ------------
PHARMACEUTICALS (0.3%)
ALZA Corp.
  (zero coupon), due 7/28/20 (b)                        970,000        785,700
Teva Pharmaceutical Finance LLC
  Series C
  0.25%, due 2/1/26                                     600,000        601,500
Wyeth
  4.239%, due 1/15/24 (d)                               795,000        842,382
                                                                  ------------
                                                                     2,229,582
                                                                  ------------
Total Convertible Bonds
  (Cost $8,287,077)                                                  8,460,701
                                                                  ------------

CORPORATE BONDS (4.1%)
------------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.0%)++
Sequa Corp.
  8.875%, due 4/1/08                                     95,000         99,037
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    11

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
AGRICULTURE (0.2%)
Cargill, Inc.
  5.00%, due 11/15/13 (c)                           $ 1,630,000   $  1,552,805
                                                                  ------------

AIRLINES (0.1%)
Delta Air Lines, Inc.
  8.30%, due 12/15/29 (e)                                40,000         10,300
  10.375%, due 12/15/22 (e)                             100,000         25,000
Southwest Airlines Co.
  5.125%, due 3/1/17                                    800,000        727,226
                                                                  ------------
                                                                       762,526
                                                                  ------------
AUTO MANUFACTURERS (0.2%)
DaimlerChrysler N.A. Holding Corp.
  6.50%, due 11/15/13                                 1,170,000      1,188,443
                                                                  ------------

AUTO PARTS & EQUIPMENT (0.0%)++
Collins & Aikman Products Co.
  12.875%, due 8/15/12 (c)(e)                            90,000          5,850
Goodyear Tire & Rubber Co. (The)
  11.25%, due 3/1/11                                     80,000         89,600
                                                                  ------------
                                                                        95,450
                                                                  ------------
BANKS (0.1%)
HSBC Bank USA N.A.
  4.625%, due 4/1/14                                  1,005,000        927,712
USB Capital IX
  6.189%, due 4/15/11 (d)                               200,000        197,631
                                                                  ------------
                                                                     1,125,343
                                                                  ------------
CHEMICALS (0.1%)
Equistar Chemicals, L.P.
  7.55%, due 2/15/26                                     90,000         81,000
Lyondell Chemical Co.
  9.50%, due 12/15/08                                   150,000        156,375
  10.50%, due 6/1/13                                    260,000        290,875
Millennium America, Inc.
  7.625%, due 11/15/26                                  110,000         93,500
Terra Capital, Inc.
  12.875%, due 10/15/08                                  60,000         69,225
                                                                  ------------
                                                                       690,975
                                                                  ------------

COMPUTERS (0.0%)++
SunGard Data Systems, Inc.
  3.75%, due 1/15/09                                     55,000         50,875
  9.431%, due 8/15/13 (c)(d)                             10,000         10,600
  10.25%, due 8/15/15 (c)                                50,000         53,750
                                                                  ------------
                                                                       115,225
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
COSMETICS & PERSONAL CARE (0.1%)
Estee Lauder Cos., Inc. (The)
  5.75%, due 10/15/33                               $   963,000   $    885,994
                                                                  ------------

DIVERSIFIED FINANCIAL SERVICES (1.1%)
American Real Estate Partners, L.P./American Real
  Estate Finance Corp.
  8.125%, due 6/1/12                                     95,000         98,087
Bear Stearns Cos., Inc. (The)
  2.875%, due 7/2/08                                  1,100,000      1,044,507
Citigroup, Inc.
  5.00%, due 9/15/14                                  1,765,000      1,671,646
General Motors Acceptance Corp.
  5.125%, due 5/9/08                                    600,000        566,459
  5.625%, due 5/15/09                                    50,000         46,835
  6.75%, due 12/1/14 (b)                                 30,000         27,343
  6.875%, due 9/15/11                                    50,000         46,840
  8.00%, due 11/1/31                                     80,000         75,857
Goldman Sachs Group, L.P.
  5.00%, due 10/1/14                                    790,000        741,708
HSBC Finance Corp.
  4.125%, due 11/16/09                                1,165,000      1,115,535
  4.75%, due 4/15/10                                    760,000        738,432
OMX Timber Finance Investments LLC
  Series 1
  5.42%, due 1/29/20 (c)                                350,000        328,226
Rainbow National Services LLC
  8.75%, due 9/1/12 (c)                                  75,000         80,062
Residential Capital Corp.
  6.375%, due 6/30/10                                 1,280,000      1,274,569
  6.50%, due 4/17/13                                    450,000        448,514
                                                                  ------------
                                                                     8,304,620
                                                                  ------------
ELECTRIC (0.3%)
AES Corp. (The)
  9.00%, due 5/15/15 (c)                                255,000        277,950
Calpine Corp.
  8.50%, due 7/15/10 (c)(e)                              63,000         57,645
Kiowa Power Partners LLC
  Series B
  5.737%, due 3/30/21 (c)                               780,000        740,961
NiSource Finance Corp.
  5.45%, due 9/15/20                                    420,000        381,767

 12   MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
ELECTRIC (CONTINUED)
NRG Energy, Inc.
  7.25%, due 2/1/14                                 $    15,000   $     15,075
  7.375%, due 2/1/16                                     30,000         30,262
Tenaska Virginia Partners, L.P.
  6.119%, due 3/30/24 (c)                               491,077        482,572
                                                                  ------------
                                                                     1,986,232
                                                                  ------------
ELECTRONICS (0.0%)++
Fisher Scientific International, Inc.
  6.75%, due 8/15/14                                    125,000        125,312
                                                                  ------------

ENVIRONMENTAL CONTROL (0.0%)++
Geo Sub Corp.
  11.00%, due 5/15/12                                    50,000         50,250
                                                                  ------------

FOREST PRODUCTS & PAPER (0.0%)++
Georgia-Pacific Corp.
  7.75%, due 11/15/29                                    15,000         14,625
  8.00%, due 1/15/24                                     20,000         19,950
  8.875%, due 5/15/31                                    30,000         31,425
Pope & Talbot, Inc.
  8.375%, due 6/1/13                                     10,000          8,975
                                                                  ------------
                                                                        74,975
                                                                  ------------
HEALTH CARE-SERVICES (0.1%)
Ameripath, Inc.
  10.50%, due 4/1/13                                     50,000         53,125
HCA, Inc.
  6.50%, due 2/15/16                                    215,000        206,728
  8.75%, due 9/1/10                                     135,000        146,216
Quest Diagnostics, Inc.
  5.45%, due 11/1/15                                    310,000        297,144
                                                                  ------------
                                                                       703,213
                                                                  ------------
INSURANCE (0.2%)
Allstate Corp. (The)
  5.95%, due 4/1/36                                     350,000        328,750
Crum & Forster Holdings Corp.
  10.375%, due 6/15/13                                   60,000         62,400
Fund American Cos., Inc.
  5.875%, due 5/15/13                                   960,000        936,625
                                                                  ------------
                                                                     1,327,775
                                                                  ------------
IRON & STEEL (0.0%)++
United States Steel LLC
  9.75%, due 5/15/10                                    100,000        108,000
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
LODGING (0.0%)++
MGM Mirage, Inc.
  8.50%, due 9/15/10                                $   115,000   $    122,044
Starwood Hotels & Resorts Worldwide, Inc.
  7.375%, due 11/15/15                                   60,000         63,600
                                                                  ------------
                                                                       185,644
                                                                  ------------
MEDIA (0.3%)
Clear Channel Communications, Inc.
  5.50%, due 9/15/14                                    500,000        460,826
Houghton Mifflin Co.
  7.20%, due 3/15/11                                     75,000         77,063
Paxson Communications Corp.
  8.318%, due 1/15/12 (c)(d)                             40,000         41,000
Reed Elsevier Capital, Inc.
  4.625%, due 6/15/12                                   540,000        502,680
Time Warner Entertainment Co., L.P.
  10.15%, due 5/1/12                                    765,000        906,852
Viacom, Inc.
  6.25%, due 4/30/16 (c)                                400,000        396,435
Ziff Davis Media, Inc.
  10.68%, due 5/1/12 (d)                                 70,000         63,350
                                                                  ------------
                                                                     2,448,206
                                                                  ------------
MINING (0.1%)
Southern Copper Corp.
  7.50%, due 7/27/35                                    400,000        388,000
                                                                  ------------

OIL & GAS (0.2%)
Chesapeake Energy Corp.
  6.875%, due 11/15/20 (c)                                5,000          4,913
Enterprise Products Operating, L.P.
  Series B
  6.65%, due 10/15/34                                   520,000        505,127
Gazprom International S.A.
  7.201%, due 2/1/20 (c)                                725,000        756,719
Mission Resources Corp.
  9.875%, due 4/1/11                                     10,000         10,600
Pemex Project Funding Master Trust
  6.625%, due 6/15/35                                   630,000        595,350
Pride International, Inc.
  7.375%, due 7/15/14                                    35,000         36,313
                                                                  ------------
                                                                     1,909,022
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
PACKAGING & CONTAINERS (0.0%)++
Owens-Brockway Glass Container, Inc.
  7.75%, due 5/15/11                                $    65,000   $     66,950
  8.75%, due 11/15/12                                     5,000          5,338
Owens-Illinois, Inc.
  8.10%, due 5/15/07                                     60,000         60,600
                                                                  ------------
                                                                       132,888
                                                                  ------------
PHARMACEUTICALS (0.3%)
Eli Lilly & Co.
  6.77%, due 1/1/36                                     275,000        296,245
Medco Health Solutions, Inc.
  7.25%, due 8/15/13                                  1,180,000      1,258,411
Teva Pharmaceutical Finance LLC
  5.55%, due 2/1/16                                     540,000        515,733
                                                                  ------------
                                                                     2,070,389
                                                                  ------------
PIPELINES (0.1%)
ANR Pipeline Co.
  9.625%, due 11/1/21                                    55,000         66,087
El Paso Production Holding Co.
  7.75%, due 6/1/13                                      75,000         77,344
Energy Transfer Partners, L.P.
  5.95%, due 2/1/15                                     805,000        786,184
Pacific Energy Partners, L.P./ Pacific Energy
  Finance Corp.
  7.125%, due 6/15/14                                    50,000         50,500
Williams Cos., Inc.
  7.875%, due 9/1/21                                     95,000        101,175
                                                                  ------------
                                                                     1,081,290
                                                                  ------------
REAL ESTATE (0.0%)++
CB Richard Ellis Services, Inc.
  9.75%, due 5/15/10                                    134,000        144,720
Omega Healthcare Investors, Inc.
  7.00%, due 4/1/14                                      75,000         73,500
                                                                  ------------
                                                                       218,220
                                                                  ------------
RETAIL (0.2%)
CVS Corp.
  5.789%, due 1/10/26 (c)                               325,841        309,021
Star Gas Partners, L.P./Star Gas Finance Co.
  10.25%, due 2/15/13                                    75,000         77,250
Toys "R" Us, Inc.
  7.625%, due 8/1/11                                     40,000         33,400
  8.75%, due 9/1/21                                       5,000          4,750

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
RETAIL (CONTINUED)
Wal-Mart Stores, Inc.
  4.50%, due 7/1/15                                 $    50,000   $     45,787
  5.25%, due 9/1/35                                     815,000        715,843
                                                                  ------------
                                                                     1,186,051
                                                                  ------------
SEMICONDUCTORS (0.1%)
MagnaChip Semiconductor S.A.
  8.00%, due 12/15/14                                   180,000        167,850
  8.16%, due 12/15/11 (d)                               225,000        226,688
                                                                  ------------
                                                                       394,538
                                                                  ------------
SOFTWARE (0.1%)
Computer Associates International, Inc.
  5.25%, due 12/1/09 (c)                                880,000        853,286
                                                                  ------------

TELECOMMUNICATIONS (0.1%)
Ameritech Capital Funding Corp.
  6.25%, due 5/18/09                                    320,000        323,700
Dobson Cellular Systems
  8.375%, due 11/1/11                                    35,000         37,100
  9.43%, due 11/1/11 (d)                                 35,000         36,225
PanAmSat Corp.
  9.00%, due 8/15/14                                     37,000         38,896
Qwest Communications International, Inc.
  7.25%, due 2/15/11                                     70,000         70,438
Qwest Corp.
  7.125%, due 11/15/43                                   20,000         19,000
  7.25%, due 9/15/25                                     45,000         44,831
  8.875%, due 3/15/12                                    30,000         32,850
Triton PCS, Inc.
  8.50%, due 6/1/13                                      35,000         33,425
                                                                  ------------
                                                                       636,465
                                                                  ------------
TEXTILES (0.1%)
INVISTA B.V.
  9.25%, due 5/1/12 (c)                                  80,000         85,400
Mohawk Industries, Inc.
  6.125%, due 1/15/16                                   525,000        515,740
                                                                  ------------
                                                                       601,140
                                                                  ------------
TRANSPORTATION (0.0%)++
Gulfmark Offshore, Inc.
  7.75%, due 7/15/14                                     50,000         50,500
                                                                  ------------
Total Corporate Bonds
  (Cost $32,287,763)                                                31,351,814
                                                                  ------------

 14   MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FOREIGN BONDS (1.5%)
------------------------------------------------------------------------------
BEVERAGES (0.1%)
Coca-Cola HBC Finance B.V.
  5.125%, due 9/17/13                               $   430,000   $    412,232
                                                                  ------------

DIVERSIFIED FINANCIAL SERVICES (0.1%)
Tengizchevroil Finance Co. S.A.R.L.
  6.124%, due 11/15/14 (c)                              350,000        344,313
                                                                  ------------

ELECTRIC (0.1%)
SP PowerAssets, Ltd.
  5.00%, due 10/22/13 (c)                               625,000        601,283
                                                                  ------------
FOREIGN SOVEREIGN (0.1%)
Republic of Panama
  6.70%, due 1/26/36                                    405,000        396,900
United Mexican States
  8.125%, due 12/30/19                                  495,000        571,725
                                                                  ------------
                                                                       968,625
                                                                  ------------
FOREST PRODUCTS & PAPER (0.0%)++
Bowater Canada Finance
  7.95%, due 11/15/11                                    10,000         10,025
                                                                  ------------

HOLDING COMPANIES--DIVERSIFIED (0.1%)
Hutchison Whampoa International, Ltd.
  6.50%, due 2/13/13 (c)                                650,000        664,940
                                                                  ------------
HOUSEHOLD PRODUCTS & WARES (0.0%)++
Controladora Mabe S.A. de C.V.
  6.50%, due 12/15/15 (c)                               205,000        197,076
                                                                  ------------
INSURANCE (0.1%)
Lindsey Morden Group, Inc.
  Series B
  7.00%, due 6/16/08                                C$    5,000          4,239
Nippon Life Insurance Co.
  4.875%, due 8/9/10 (c)                                340,000        328,457
                                                                  ------------
                                                                       332,696
                                                                  ------------
LEISURE TIME (0.1%)
Royal Caribbean Cruises, Ltd.
  6.875%, due 12/1/13                                 1,000,000      1,019,756
                                                                  ------------

MEDIA (0.2%)
BSKYB Finance UK PLC
  5.625%, due 10/15/15 (c)                              755,000        722,247
  6.50%, due 10/15/35 (c)                               375,000        353,279

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
MEDIA (CONTINUED)
CanWest Media, Inc.
  8.00%, due 9/15/12                                $   105,000   $    106,444
Grupo Televisa S.A.
  6.625%, due 3/18/25                                   615,000        590,400
Quebecor Media, Inc.
  7.75%, due 3/15/16 (c)                                 15,000         15,375
                                                                  ------------
                                                                     1,787,745
                                                                  ------------
MINING (0.2%)
Alcan, Inc.
  5.00%, due 6/1/15                                     670,000        624,926
Corporacion Nacional del Cobre-Codelco, Inc.
  5.50%, due 10/15/13 (c)                             1,000,000        976,188
                                                                  ------------
                                                                     1,601,114
                                                                  ------------
REGIONAL GOVERNMENT (0.2%)
Province of Quebec
  5.00%, due 7/17/09                                  1,720,000      1,706,180
                                                                  ------------

TELECOMMUNICATIONS (0.2%)
Millicom International Cellular S.A.
  10.00%, due 12/1/13                                    65,000         72,475
Telefonos de Mexico S.A. de C.V.
  4.50%, due 11/19/08                                   750,000        729,113
  5.50%, due 1/27/15                                    730,000        684,208
Vodafone Group PLC
  5.75%, due 3/15/16                                    350,000        340,257
                                                                  ------------
                                                                     1,826,053
                                                                  ------------
TRANSPORTATION (0.0%)++
Stena AB
  9.625%, due 12/1/12                                    45,000         48,488
                                                                  ------------
Total Foreign Bonds
  (Cost $11,819,944)                                                11,520,526
                                                                  ------------

MORTGAGE-BACKED SECURITIES (1.3%)
------------------------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS (COLLATERALIZED MORTGAGE OBLIGATIONS) (1.3%)
Banc of America Commercial Mortgage, Inc.
  Series 2001-PB1, Class A1
  4.907%, due 5/11/35                                   106,142        105,968
  Series 2005-5, Class A2
  5.001%, due 10/10/45                                1,175,000      1,153,173

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    15

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
MORTGAGE-BACKED SECURITIES (CONTINUED)
------------------------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS (COLLATERALIZED MORTGAGE OBLIGATIONS) (CONTINUED)
Citigroup Commercial Mortgage Trust
  Series 2004-C2, Class A5
  4.733%, due 10/15/41                              $ 1,110,000   $  1,039,823
Citigroup/Deutsche Bank Commercial Mortgage Trust
  Series 2005-CD1, Class A4
  5.40%, due 7/15/44 (d)                                890,000        863,490
LB-UBS Commercial Mortgage Trust
  Series 2004-C2, Class A2
  3.246%, due 3/15/29                                 1,555,000      1,471,702
  Series 2004-C7, Class A1
  3.625%, due 10/15/29                                1,225,598      1,189,123
  Series 2005-C7, Class A4
  5.197%, due 11/15/30 (d)                              925,000        891,355
Merrill Lynch Mortgage Trust
  Series 2004-MKB1, Class A1
  3.563%, due 2/12/42                                 1,054,368      1,023,778
  Series 2004-BPC1, Class A5
  4.855%, due 10/12/41 (d)                            2,240,000      2,112,725
Morgan Stanley Capital I
  Series 2003-IQ5, Class A1
  3.02%, due 4/15/38                                     49,667         49,458
Wachovia Bank Commercial Mortgage Trust
  Series 2004-C14, Class A1
  3.477%, due 8/15/41                                   422,890        410,377
                                                                  ------------
Total Mortgage-Backed Securities
  (Cost $10,737,061)                                                10,310,972
                                                                  ------------

MUNICIPAL BOND (0.1%)
------------------------------------------------------------------------------
TEXAS (0.1%)
Harris County Texas Industrial Development Corp.
  Solid Waste Deer Park
  5.683%, due 3/1/23 (d)                                660,000        650,780
                                                                  ------------
Total Municipal Bond
  (Cost $660,000)                                                      650,780
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (17.0%)
------------------------------------------------------------------------------
FANNIE MAE GRANTOR TRUST (COLLATERALIZED MORTGAGE OBLIGATIONS) (0.1%)
  Series 1998-M6, Class A2
  6.32%, due 8/15/08 (f)                            $   655,603   $    665,040
                                                                  ------------

FEDERAL HOME LOAN MORTGAGE CORPORATION (MORTGAGE PASS-THROUGH SECURITIES)
  (0.7%)
  3.00%, due 8/1/10 (f)                                 635,408        597,682
  4.322%, due 3/1/35 (d)(f)                           1,864,867      1,810,515
  5.00%, due 8/1/33 (f)                               1,713,946      1,626,338
  5.50%, due 1/1/36 (f)                               1,669,299      1,622,152
                                                                  ------------
                                                                     5,656,687
                                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (4.2%)
V    4.00%, due 9/2/08 (b)(f)                         8,230,000      8,005,403
  4.625%, due 5/1/13 (f)                              5,715,000      5,414,968
  4.75%, due 1/2/07 (f)                               3,720,000      3,706,500
  5.125%, due 1/2/14 (f)                                810,000        785,721
  5.25%, due 8/1/12 (f)                               2,425,000      2,385,218
  6.25%, due 2/1/11 (f)                               7,165,000      7,405,594
  6.625%, due 9/15/09 (f)                             3,845,000      4,015,437
                                                                  ------------
                                                                    31,718,841
                                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (MORTGAGE PASS-THROUGH SECURITIES)
  (8.0%)
  4.50%, due 4/1/18 (f)                               1,401,335      1,337,344
  4.50%, due 7/1/18 (f)                               5,027,890      4,798,294
  4.50%, due 11/1/18 (f)                              6,372,654      6,081,650
  5.00%, due 6/1/21 TBA (g)                           1,670,000      1,624,596
  5.00%, due 6/1/36 TBA (g)                             130,000        122,850
V    5.50%, due 6/1/21 TBA (g)                       16,340,000     16,202,123
V    5.50%, due 6/1/33 (f)                           10,722,283     10,442,152
  5.50%, due 11/1/33 (f)                              1,942,061      1,891,323
  5.50%, due 12/1/33 (f)                              1,647,182      1,604,148
  6.00%, due 1/1/33 (f)                               1,254,388      1,251,748
  6.00%, due 3/1/33 (f)                               1,699,915      1,695,179
  6.00%, due 9/1/34 (f)                               1,403,072      1,398,094
  6.00%, due 9/1/35 (f)                               4,653,893      4,641,472
  6.00%, due 10/1/35 (f)                              3,204,590      3,192,328
  6.00%, due 6/1/36 TBA (g)                           2,780,000      2,764,363
  6.50%, due 6/1/31 (f)                                 825,785        842,924
  6.50%, due 8/1/31 (f)                                 603,409        615,932
  6.50%, due 10/1/31 (f)                                379,708        387,589
                                                                  ------------
                                                                    60,894,109
                                                                  ------------
FREDDIE MAC (COLLATERALIZED MORTGAGE OBLIGATIONS) (0.1%)
  Series 2632, Class NH
  3.50%, due 6/15/13 (f)                              1,066,358      1,002,113
                                                                  ------------

 16   MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (MORTGAGE PASS-THROUGH SECURITIES)
  (1.6%)
  5.00%, due 5/1/36 TBA (g)                         $ 8,090,000   $  7,751,231
  6.00%, due 4/15/29 (f)                              1,572,324      1,581,455
  6.00%, due 8/15/32 (f)                              2,457,932      2,468,911
                                                                  ------------
                                                                    11,801,597
                                                                  ------------
UNITED STATES TREASURY BONDS (1.7%)
  6.00%, due 2/15/26 (b)                              2,300,000      2,491,367
  6.25%, due 8/15/23 (b)                                855,000        944,908
  6.25%, due 5/15/30 (b)                              6,665,000      7,532,490
  7.50%, due 11/15/16 (b)                             1,570,000      1,868,667
  8.75%, due 8/15/20 (f)                                  2,000          2,691
                                                                  ------------
                                                                    12,840,123
                                                                  ------------
UNITED STATES TREASURY NOTES (0.6%)
  3.00%, due 2/15/08 (f)                                770,000        745,366
  3.875%, due 9/15/10 (f)                             2,200,000      2,110,797
  4.375%, due 5/15/07 (f)                                 1,000            995
  4.50%, due 2/15/16 (f)                              2,070,000      1,979,760
                                                                  ------------
                                                                     4,836,918
                                                                  ------------
Total U.S. Government & Federal Agencies
  (Cost $132,516,547)                                              129,415,428
                                                                  ------------

LOAN ASSIGNMENTS & PARTICIPATIONS (0.2%) (h)
------------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT (0.1%)
Goodyear Tire & Rubber Co. (The)
  7.06%, due 4/30/10                                    265,000        268,533
                                                                  ------------

REAL ESTATE (0.1%)
LNR Property Corp.
  Series B
  6.73%, due 2/3/08                                     905,437        911,803
                                                                  ------------
Total Loan Assignments & Participations
  (Cost $1,170,437)                                                  1,180,336
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
YANKEE BONDS (0.0%)++ (I)
------------------------------------------------------------------------------
INSURANCE (0.0%)++
Fairfax Financial Holdings, Ltd.
  7.375%, due 4/15/18                               $    25,000   $     21,250
  8.30%, due 4/15/26 (b)                                 25,000         21,750
                                                                  ------------
                                                                        43,000
                                                                  ------------
Total Yankee Bonds
  (Cost $45,261)                                                        43,000
                                                                  ------------
Total Long-Term Bonds
  (Cost $204,275,520)                                              199,554,436
                                                                  ------------

                                                         SHARES
INVESTMENT COMPANY (0.2%)
Industrial Select Sector SPDR Fund (b)(j)                37,500      1,294,875
                                                                  ------------
Total Investment Company
  (Cost $1,282,357)                                                  1,294,875
                                                                  ------------

COMMON STOCKS (70.6%)
------------------------------------------------------------------------------
ADVERTISING (0.5%)
Omnicom Group, Inc.                                      38,900      3,501,389
                                                                  ------------

AEROSPACE & DEFENSE (1.8%)
L-3 Communications Holdings, Inc.                        59,200      4,836,640
Northrop Grumman Corp.                                   43,800      2,930,220
United Technologies Corp.                                94,600      5,941,826
                                                                  ------------
                                                                    13,708,686
                                                                  ------------
APPAREL (1.3%)
Coach, Inc. (k)                                         162,600      5,369,052
NIKE, Inc. Class B                                       53,500      4,378,440
                                                                  ------------
                                                                     9,747,492
                                                                  ------------
BANKS (3.3%)
V  Bank of America Corp.                                235,904     11,776,328
PNC Financial Services Group, Inc.                       58,000      4,145,260
U.S. Bancorp                                            109,500      3,442,680
Wachovia Corp.                                           92,300      5,524,155
                                                                  ------------
                                                                    24,888,423
                                                                  ------------
BEVERAGES (0.4%)
PepsiCo, Inc.                                            53,900      3,139,136
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    17


                                                         SHARES          VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
BIOTECHNOLOGY (1.1%)
Amgen, Inc. (k)                                          68,400   $  4,630,680
Genentech, Inc. (k)                                      46,700      3,722,457
                                                                  ------------
                                                                     8,353,137
                                                                  ------------
BUILDING MATERIALS (1.0%)
American Standard Cos., Inc.                            176,500      7,683,045
                                                                  ------------
CHEMICALS (1.7%)
Air Products & Chemicals, Inc.                           16,500      1,130,580
E.I. du Pont de Nemours & Co.                           136,600      6,024,060
Praxair, Inc.                                           105,100      5,899,263
                                                                  ------------
                                                                    13,053,903
                                                                  ------------
COAL (0.8%)
Peabody Energy Corp.                                    100,100      6,392,386
                                                                  ------------

COMPUTERS (3.0%)
Apple Computer, Inc. (k)                                 83,500      5,877,565
Computer Sciences Corp. (k)                              78,100      4,572,755
EMC Corp. (k)                                           300,700      4,062,457
International Business Machines Corp.                    82,000      6,751,880
Research In Motion, Ltd. (k)                             22,100      1,693,523
                                                                  ------------
                                                                    22,958,180
                                                                  ------------
DIVERSIFIED FINANCIAL SERVICES (5.4%)
American Express Co.                                     81,200      4,369,372
Ameriprise Financial, Inc.                               19,520        957,261
Capital One Financial Corp.                              53,400      4,626,576
V  Citigroup, Inc.                                      275,400     13,756,230
Goldman Sachs Group, Inc. (The)                          23,700      3,798,873
JPMorgan Chase & Co.                                    133,544      6,060,227
Merrill Lynch & Co., Inc.                                61,200      4,667,112
Morgan Stanley                                           43,700      2,809,910
                                                                  ------------
                                                                    41,045,561
                                                                  ------------
ELECTRIC (0.3%)
FirstEnergy Corp.                                        46,600      2,363,086
                                                                  ------------

ELECTRONICS (0.7%)
Fisher Scientific International, Inc. (b)(k)             72,500      5,114,875
                                                                  ------------

FOOD (1.8%)
Cadbury Schweppes PLC, Sponsored ADR (b)(l)              76,000      3,036,960
General Mills, Inc.                                     103,500      5,106,690
Kroger Co. (The) (k)                                    264,600      5,360,796
                                                                  ------------
                                                                    13,504,446
                                                                  ------------


                                                         SHARES          VALUE
HEALTH CARE-PRODUCTS (0.9%)
Johnson & Johnson                                       114,400   $  6,704,984
                                                                  ------------

HEALTH CARE-SERVICES (2.9%)
Coventry Health Care, Inc. (k)                           49,650      2,466,115
HCA, Inc.                                                42,900      1,882,881
Quest Diagnostics, Inc.                                  86,000      4,792,780
UnitedHealth Group, Inc.                                128,500      6,391,590
WellPoint, Inc. (k)                                      87,500      6,212,500
                                                                  ------------
                                                                    21,745,866
                                                                  ------------
HOME BUILDERS (1.1%)
Centex Corp. (b)                                         21,100      1,173,160
D.R. Horton, Inc.                                       114,933      3,450,288
Lennar Corp. Class A                                     62,600      3,438,618
                                                                  ------------
                                                                     8,062,066
                                                                  ------------
HOME FURNISHINGS (0.4%)
Harman International Industries, Inc.                    35,200      3,097,248
                                                                  ------------

HOUSEHOLD PRODUCTS & WARES (0.5%)
Kimberly-Clark Corp.                                     67,900      3,974,187
                                                                  ------------

INSURANCE (4.3%)
AFLAC, Inc.                                              75,200      3,575,008
Allstate Corp. (The)                                     78,400      4,428,816
Genworth Financial, Inc. Class A                        139,600      4,634,720
Hartford Financial Services Group, Inc. (The)            56,800      5,221,624
V  PMI Group, Inc. (The)                                195,900      9,040,785
Prudential Financial, Inc.                               78,500      6,133,205
                                                                  ------------
                                                                    33,034,158
                                                                  ------------
INTERNET (0.9%)
Akamai Technologies, Inc. (b)(k)                         81,300      2,738,997
eBay, Inc. (k)                                           47,500      1,634,475
Yahoo!, Inc. (k)                                         78,100      2,560,118
                                                                  ------------
                                                                     6,933,590
                                                                  ------------
LEISURE TIME (0.6%)
Brunswick Corp.                                           9,900        388,278
Harley-Davidson, Inc. (b)                                84,100      4,275,644
                                                                  ------------
                                                                     4,663,922
                                                                  ------------
MEDIA (2.3%)
Comcast Corp. Class A (k)                               232,600      7,198,970
Gannett Co., Inc. (b)                                    56,500      3,107,500
Time Warner, Inc.                                       274,000      4,767,600
Tribune Co.                                              75,600      2,179,548
                                                                  ------------
                                                                    17,253,618
                                                                  ------------

 18   MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES          VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
MINING (1.1%)
Alcoa, Inc.                                             128,600   $  4,344,108
Inco, Ltd. (b)                                           76,100      4,297,367
                                                                  ------------
                                                                     8,641,475
                                                                  ------------
MISCELLANEOUS--MANUFACTURING (2.3%)
3M Co.                                                   34,600      2,955,878
Danaher Corp. (b)                                        82,200      5,269,842
General Electric Co.                                    154,500      5,344,155
Illinois Tool Works, Inc. (b)                            34,600      3,553,420
                                                                  ------------
                                                                    17,123,295
                                                                  ------------
OIL & GAS (5.4%)
Apache Corp.                                             36,400      2,586,220
ConocoPhillips                                           71,400      4,776,660
ENSCO International, Inc.                               128,100      6,852,069
ExxonMobil Corp.                                        110,000      6,938,800
Kerr-McGee Corp.                                         29,595      2,955,357
Pride International, Inc. (k)                            73,800      2,574,882
Rowan Cos., Inc.                                        100,700      4,464,031
V  Transocean, Inc. (k)                                 123,000      9,971,610
                                                                  ------------
                                                                    41,119,629
                                                                  ------------
OIL & GAS SERVICES (2.6%)
Baker Hughes, Inc.                                       84,500      6,830,135
BJ Services Co.                                         143,000      5,441,150
Weatherford International, Ltd. (k)                     146,000      7,727,780
                                                                  ------------
                                                                    19,999,065
                                                                  ------------
PHARMACEUTICALS (4.7%)
Abbott Laboratories                                     140,700      6,013,518
Bristol-Myers Squibb Co.                                 68,300      1,733,454
Caremark Rx, Inc. (k)                                   109,300      4,978,615
Gilead Sciences, Inc. (k)                                84,900      4,881,750
KOS Pharmaceuticals, Inc. (k)                            32,100      1,553,640
Omnicare, Inc. (b)                                       45,200      2,563,292
V  Pfizer, Inc.                                         405,100     10,261,183
Wyeth                                                    81,700      3,976,339
                                                                  ------------
                                                                    35,961,791
                                                                  ------------
RETAIL (6.2%)
Bed Bath & Beyond, Inc. (k)                             104,800      4,019,080
Best Buy Co., Inc.                                       97,450      5,521,517
Chico's FAS, Inc. (k)                                    32,200      1,193,332
CVS Corp. (b)                                           169,300      5,031,596
Gap, Inc. (The)                                         164,700      2,979,423
Home Depot, Inc. (The)                                  119,700      4,779,621
Kohl's Corp. (k)                                         80,900      4,517,456
Lowe's Cos., Inc.                                        76,400      4,817,020
Target Corp.                                             81,900      4,348,890
Walgreen Co.                                            101,800      4,268,474


                                                         SHARES          VALUE
RETAIL (CONTINUED)
Wal-Mart Stores, Inc.                                   125,300   $  5,642,259
                                                                  ------------
                                                                    47,118,668
                                                                  ------------
SAVINGS & LOANS (0.4%)
Washington Mutual, Inc.                                  73,200      3,298,392
                                                                  ------------

SEMICONDUCTORS (2.2%)
Advanced Micro Devices, Inc. (k)                         48,600      1,572,210
Intel Corp.                                             231,900      4,633,362
Linear Technology Corp. (b)                              82,100      2,914,550
Maxim Integrated Products, Inc.                          45,000      1,586,700
National Semiconductor Corp.                            145,700      4,368,086
Texas Instruments, Inc.                                  47,600      1,652,196
                                                                  ------------
                                                                    16,727,104
                                                                  ------------
SOFTWARE (0.7%)
BMC Software, Inc. (k)                                   74,300      1,600,422
Citrix Systems, Inc. (k)                                 40,000      1,596,800
Microsoft Corp.                                          88,400      2,134,860
                                                                  ------------
                                                                     5,332,082
                                                                  ------------
TELECOMMUNICATIONS (6.8%)
ALLTEL Corp.                                             77,800      5,007,986
AT&T, Inc.                                              138,700      3,635,327
Comverse Technology, Inc. (k)                            33,800        765,570
Corning, Inc. (k)                                       254,600      7,034,598
Lucent Technologies, Inc. (k)                           676,500      1,887,435
Motorola, Inc.                                          282,600      6,033,510
Nokia Oyj, Sponsored ADR (l)                            211,800      4,799,388
QUALCOMM, Inc.                                           71,300      3,660,542
V  Sprint Nextel Corp.                                  449,000     11,135,200
V  Verizon Communications, Inc.                         247,000      8,158,410
                                                                  ------------
                                                                    52,117,966
                                                                  ------------
TRANSPORTATION (1.2%)
FedEx Corp.                                              49,400      5,687,422
Norfolk Southern Corp.                                   70,400      3,801,600
                                                                  ------------
                                                                     9,489,022
                                                                  ------------
Total Common Stocks
  (Cost $432,978,707)                                              537,851,873
                                                                  ------------

CONVERTIBLE PREFERRED STOCKS (0.7%)
------------------------------------------------------------------------------
OIL & GAS (0.7%)
Goldman Sachs Group, Inc. (The)
  Series BSKT 6.00% (k)(m)                               50,000      5,320,200
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    19


                                                         SHARES          VALUE
CONVERTIBLE PREFERRED STOCKS (CONTINUED)
------------------------------------------------------------------------------
SOFTWARE (0.0%)++
QuadraMed Corp.
  5.50% (c)(k)(n)                                        10,700   $    235,400
                                                                  ------------
Total Convertible Preferred Stocks
  (Cost $5,267,500)                                                  5,555,600
                                                                  ------------

PREFERRED STOCK (0.0%)++
------------------------------------------------------------------------------
REAL ESTATE (0.0%)++
Sovereign Real Estate Investment Corp.
  12.00% (c)                                                100        135,250
                                                                  ------------
Total Preferred Stock
  (Cost $147,000)                                                      135,250
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT
SHORT-TERM INVESTMENTS (12.6%)
------------------------------------------------------------------------------
COMMERCIAL PAPER (6.5%)
American General Finance Corp.
  4.735%, due 5/3/06 (f)                            $ 3,000,000      2,999,211
Banco Santander Central Hispano S.A.
  4.722%, due 5/8/06 (o)                              2,504,149      2,504,149
Charta LLC
  4.919%, due 5/30/06 (o)                             1,252,075      1,252,075
CIESCO, Inc.
  4.798%, due 5/19/06 (o)                             1,482,623      1,482,623
Den Danske Bank
  4.773%, due 5/5/06 (o)                              2,103,485      2,103,485
Deutsche Bank Financial LLC
  4.765%, due 5/11/06 (f)                             3,835,000      3,829,924
Dexia Delaware LLC
  4.86%, due 5/24/06 (f)                             11,775,000     11,738,438
Fairway Finance Corp.
  4.891%, due 5/22/06 (o)                             1,502,489      1,502,489
General Electric Capital Corp.
  5.001%, due 6/26/06 (o)                             1,648,799      1,648,799
Grampian Funding LLC
  4.785%, due 5/3/06 (o)                              1,252,075      1,252,075
Greyhawk Funding
  4.878%, due 5/18/06 (o)                             1,493,024      1,493,024
ING U.S. Funding LLC
  4.90%, due 5/26/06 (f)                              1,855,000      1,848,688
Jupiter Securitization Corp.
  4.834%, due 5/3/06 (o)                                649,063        649,063

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
COMMERCIAL PAPER (CONTINUED)
Lexington Parker Capital Co.
  4.914%, due 5/16/06 (o)                           $   994,502   $    994,502
Liberty Street Funding Co.
  4.87%, due 5/18/06 (o)                                991,539        991,539
Merrill Lynch & Co., Inc.
  4.75%, due 5/1/06 (f)                               2,000,000      2,000,000
Morgan Stanley
  4.82%, due 5/3/06 (f)                               5,560,000      5,558,511
Rabobank USA Finance Corp.
  4.81%, due 5/1/06 (f)                               4,155,000      4,155,000
Toyota Motor Credit Corp.
  4.73%, due 5/2/06 (f)                               1,455,000      1,454,808
                                                                  ------------
Total Commercial Paper
  (Cost $49,458,403)                                                49,458,403
                                                                  ------------
FEDERAL AGENCIES (1.2%)
Federal Home Loan Bank (Discount Note)
  4.63%, due 5/1/06 (f)                               3,980,000      3,980,000
Federal National Mortgage Association (Discount
  Note)
  4.71%, due 5/19/06 (f)                              1,325,000      1,321,880
Inter-American Development Bank (Discount Note)
  4.75%, due 5/8/06                                   4,000,000      3,996,306
                                                                  ------------
Total Federal Agencies
  (Cost $9,298,186)                                                  9,298,186
                                                                  ------------

                                                         SHARES
INVESTMENT COMPANY (0.3%)
BGI Institutional Money Market Fund (o)               1,890,365      1,890,365
                                                                  ------------
Total Investment Company
  (Cost $1,890,365)                                                  1,890,365
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT
REPURCHASE AGREEMENT (0.1%)
Morgan Stanley & Co.
  4.98%, dated 4/28/06
  due 5/1/06
  Proceeds at Maturity $783,834 (Collateralized by
  various bonds with a Principal Amount of
  $812,792 and a Market Value of $806,672) (o)      $   783,509        783,509
                                                                  ------------
Total Repurchase Agreement
  (Cost $783,509)                                                      783,509
                                                                  ------------

 20   MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
TIME DEPOSITS (4.5%)
Abbey National PLC
  4.78%, due 5/9/06 (o)                             $ 2,504,149   $  2,504,149
ABN Amro Bank N.V.
  4.84%, due 5/19/06 (o)                              2,504,149      2,504,149
Banco Bilbao Vizcaya Argentaria S.A.
  4.905%, due 5/24/06 (o)                             2,003,319      2,003,319
Bank of America
  4.77%, due 5/26/06 (d)(o)                           2,504,149      2,504,149
Bank of Montreal
  4.78%, due 5/8/06 (o)                               2,504,149      2,504,149
Bank of Nova Scotia
  4.78%, due 5/10/06 (o)                              1,928,195      1,928,195
Barclays
  4.95%, due 6/20/06 (o)                              2,003,319      2,003,319
BNP Paribas
  4.80%, due 5/12/06 (o)                              2,504,149      2,504,149
Calyon
  4.955%, due 6/19/06 (o)                             2,504,149      2,504,149
Credit Suisse First Boston Corp.
  4.91%, due 6/5/06 (o)                               2,504,149      2,504,149
Fortis Bank
  4.77%, due 5/9/06 (o)                               2,504,149      2,504,149
Nordea Bank Finland PLC
  5.00%, due 6/27/06 (o)                              2,504,149      2,504,149

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
TIME DEPOSITS (CONTINUED)
Societe Generale
  4.73%, due 5/9/06 (o)                             $ 2,504,149   $  2,504,149
UBS AG
  4.77%, due 5/4/06 (o)                               3,255,394      3,255,394
                                                                  ------------
Total Time Deposits
  (Cost $34,231,717)                                                34,231,717
                                                                  ------------
Total Short-Term Investments
  (Cost $95,662,180)                                                95,662,180
                                                                  ------------
Total Investments
  (Cost $739,613,264) (p)                                 110.3%   840,054,214(q)
Liabilities in Excess of
  Cash and Other Assets                                   (10.3)   (78,144,331)
                                                    -----------   ------------
Net Assets                                                100.0%  $761,909,883
                                                    ===========   ============
                                                      NUMBER OF
                                                    CONTRACTS (R)          VALUE
WRITTEN CALL OPTION (0.0%)++
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES (0.0%)++
Pride International, Inc.
  Strike Price $35.00
  Expire 5/20/06                                            (738)   $    (92,250)
                                                                    ------------
Total Written Call Option
  (Premium $85,054)                                                 $    (92,250)
                                                                    ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    21

++   Less than one tenth of a percent.
(a)  LYON--Liquid Yield Option Note: callable, zero-coupon
     securities priced at a deep discount from par. They
     include a "put" feature that enables holders to redeem
     them at a specific date, at a specific price. Put prices
     reflect fixed interest rates, and therefore increase
     over time.
(b)  Represents security, or a portion thereof, which is out on loan.
(c)  May be sold to institutional investors only.
(d)  Floating rate. Rate shown is the rate in effect at April
     30, 2006.
(e)  Issue in default.
(f)  Segregated, partially segregated or designated as
     collateral for TBA's.
(g)  TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date.
     The actual principal amount and maturity date will be
     determined upon settlement. The market value of these
     securities at April 30, 2006 is $28,465,163.
(h)  Floating Rate Loan--generally pays interest at rates
     which are periodically re-determined at a margin above
     the London Inter-Bank Offered Rate ("LIBOR") or other
     short-term rates. The rate shown is the rate(s) in
     effect at April 30, 2006. Floating Rate Loans are
     generally considered restrictive in that the Fund is
     ordinarily contractually obligated to receive consent
     from the Agent Bank and/or borrower prior to disposition
     of a Floating Rate Loan.
(i)  Yankee Bond--dollar-denominated bond issued in the
     United States by a foreign bank or corporation.
(j)  Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(k)  Non-income producing security.
(l)  ADR--American Depositary Receipt.
(m)  Synthetic Convertible--An equity-linked security issued by an entity other than the issuer of the underlying
     equity instrument. The underlying equity investment
     represents a basket of securities comprised of ENSCO
     International, Inc., GlobalSantaFe Corp., Rowan Cos.,
     Inc. and Transocean, Inc..
(n)  Illiquid security. The total market value of these
     securities at April 30, 2006 is $235,400, which
     represents 0.0% of the Fund's net assets.
(o)  Represents security, or a portion thereof, purchased
     with cash collateral received for securities on loan.
(p)  The cost for federal income tax purposes is
     $744,396,743.
(q)  At April 30, 2006, net unrealized appreciation was
     $95,657,471 based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $112,854,848 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $17,197,377.
(r)  One contract relates to 100 shares.
The following abbreviations are used in the above portfolio:
C$-- Canadian Dollar

 22   MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2006 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $739,613,264) including
  $51,295,395 market value of securities
  loaned                                        $840,054,214
Cash                                                  11,613
Receivables:
  Investment securities sold                       4,556,536
  Dividends and interest                           2,427,461
  Fund shares sold                                   125,127
Other assets                                          53,842
                                                -------------
    Total assets                                 847,228,793
                                                -------------
LIABILITIES:
Written options, at value (premiums $85,054)          92,250
Securities lending collateral                     52,779,414
Payables:
  Investment securities purchased                 30,306,588
  Fund shares redeemed                               679,369
  Transfer agent                                     545,135
  Manager                                            363,745
  NYLIFE Distributors                                304,967
  Professional                                       104,366
  Shareholder communication                           78,384
  Custodian                                           19,644
  Trustees                                            18,075
Accrued expenses                                      26,973
                                                -------------
    Total liabilities                             85,318,910
                                                -------------
Net assets                                      $761,909,883
                                                =============
COMPOSITION OF NET ASSETS:
Share of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized:
  Class A                                       $    267,441
  Class B                                            121,134
  Class C                                              1,849
  Class I                                                  6
Additional paid-in capital                       635,181,697
Accumulated undistributed net investment
  income                                             755,656
Accumulated net realized gain on investments,
  foreign currency transactions and written
  option transactions                             25,148,343
Net unrealized appreciation on investments and
  written option transactions                    100,433,754
Net unrealized appreciation on translation of
  other assets and liabilities in foreign
  currencies                                               3
                                                -------------
Net assets                                      $761,909,883
                                                =============
CLASS A
Net assets applicable to outstanding shares     $521,602,224
                                                =============
Shares of beneficial interest outstanding         26,744,119
                                                =============
Net asset value per share outstanding           $      19.50
Maximum sales charge (5.50% of offering price)          1.13
                                                -------------
Maximum offering price per share outstanding    $      20.63
                                                =============
CLASS B
Net assets applicable to outstanding shares     $236,686,005
                                                =============
Shares of beneficial interest outstanding         12,113,385
                                                =============
Net asset value and offering price per share
  outstanding                                   $      19.54
                                                =============
CLASS C
Net assets applicable to outstanding shares     $  3,609,652
                                                =============
Shares of beneficial interest outstanding            184,929
                                                =============
Net asset value and offering price per share
  outstanding                                   $      19.52
                                                =============
CLASS I
Net assets applicable to outstanding shares     $     12,002
                                                =============
Shares of beneficial interest outstanding                613
                                                =============
Net asset value and offering price per share
  outstanding                                   $      19.58
                                                =============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    23

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2006 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Interest                                       $ 5,379,609
  Dividends (a)                                    3,777,212
  Income from securities loaned--net                  56,327
                                                 ------------
    Total income                                   9,213,148
                                                 ------------
EXPENSES:
  Manager                                          2,406,517
  Distribution--Class B                            1,446,962
  Distribution--Class C                               13,861
  Transfer agent--Classes A, B and C               1,188,890
  Transfer agent--Class I                                  2
  Distribution/Service--Class A                      474,439
  Service--Class B                                   482,321
  Service--Class C                                     4,620
  Professional                                       176,759
  Shareholder communication                           66,472
  Registration                                        53,527
  Recordkeeping                                       51,680
  Custodian                                           31,537
  Trustees                                            29,438
  Miscellaneous                                       32,154
                                                 ------------
    Total expenses before reimbursement            6,459,179
  Expense reimbursement from Manager                (344,355)
  Reimbursement from Manager for audit and
    legal costs (See Note 3(B) on page 31.)          (77,924)
                                                 ------------
    Net expenses                                   6,036,900
                                                 ------------
Net investment income                              3,176,248
                                                 ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN
CURRENCY AND WRITTEN OPTIONS:
Net realized gain (loss) on:
  Security transactions                           29,709,096
  Written option transactions                         77,969
  Foreign currency transactions                          (22)
                                                 ------------
Net realized gain on investments, foreign
  currency transactions and written option
  transactions                                    29,787,043
                                                 ------------
Net increase from payments from Manager for
  losses attributable to shareholder trading
  arrangements (See Note 3(B) on page 31.)           102,000
                                                 ------------
Net change in unrealized appreciation
  (depreciation) on:
  Security transactions                           24,640,991
  Written option transactions                         (7,196)
  Translation of other assets and liabilities
    in foreign currencies                                  3
                                                 ------------
Net change in unrealized appreciation on
  investments, foreign currency transactions
  and written option transactions                 24,633,798
                                                 ------------
Net realized and unrealized gain on
  investments, foreign currency transactions
  and written option transactions                 54,522,841
                                                 ------------
Net increase in net assets resulting from
  operations                                     $57,699,089
                                                 ============

(a) Dividends recorded net of foreign withholding taxes in the amount of $5,472.

 24   MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2006 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2005

                                              2006            2005
DECREASE IN NET ASSETS:

Operations:
 Net investment income               $   3,176,248   $   3,716,354
 Net realized gain on investments,
  foreign currency transactions and
  written option transactions           29,787,043      30,785,172
 Net increase from payments from
  Manager for losses attributable
  to shareholder trading
  arrangements (See Note 3(B) on
  Page 31.)                                102,000              --
 Net change in unrealized
  appreciation (depreciation) on
  investments, foreign currency
  transactions and written option
  transactions                          24,633,798      29,581,165
                                     -----------------------------
 Net increase in net assets
  resulting from operations             57,699,089      64,082,691
                                     -----------------------------
Dividends and distributions to shareholders:
 From net investment income:
   Class A                              (1,888,406)     (1,173,938)
   Class B                              (1,185,329)     (2,457,930)
   Class C                                  (9,305)        (14,284)
   Class I                                     (77)            (72)
 From net realized gain on investments:
   Class A                              (3,889,262)     (2,056,474)
   Class B                             (26,533,582)    (13,580,523)
   Class C                                (146,214)        (77,668)
   Class I                                    (267)            (60)
                                     -----------------------------
 Total dividends and distributions
  to shareholders                      (33,652,442)    (19,360,949)
                                     -----------------------------

                                              2006            2005

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                           $ 442,867,922   $  15,772,768
   Class B                               8,949,318      22,024,368
   Class C                                 214,491         451,258
   Class I                                   5,115           4,799
 Net asset value of shares issued to shareholders
  in reinvestment of dividends and distributions:
   Class A                               5,656,739       3,046,495
   Class B                              27,163,161      15,688,823
   Class C                                 148,697          88,351
   Class I                                     344              91
                                     -----------------------------
                                       485,005,787      57,076,953
 Cost of shares redeemed:
   Class A                             (41,881,302)    (42,412,842)
   Class B                            (472,487,253)   (160,092,924)
   Class C                                (722,140)     (1,443,584)
   Class I                                  (1,209)           (895)
                                     -----------------------------
                                      (515,091,904)   (203,950,245)
    Decrease in net assets derived
     from capital share
     transactions                      (30,086,117)   (146,873,292)
                                     -----------------------------
    Net decrease in net assets          (6,039,470)   (102,151,550)

NET ASSETS:
Beginning of period                    767,949,353     870,100,903
                                     -----------------------------
End of period                        $ 761,909,883   $ 767,949,353
                                     =============================
Accumulated undistributed net
 investment income at end of period  $     755,656   $     662,525
                                     =============================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    25

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                  CLASS A
                                ---------------------------------------------------------------------------
                                                                               JANUARY 1,
                                SIX MONTHS                                        2003*
                                  ENDED                 YEAR ENDED               THROUGH        YEAR ENDED
                                APRIL 30,               OCTOBER 31,            OCTOBER 31,      DECEMBER 31,
                                 2006***           2005            2004           2003            2002
Net asset value at beginning
  of period                      $  18.92         $ 17.96        $  17.42       $  15.29        $  18.92
                                ----------        -------        --------      -----------      --------
Net investment income                0.09            0.21(f)         0.17           0.16(c)         0.27
Net realized and unrealized
  gain (loss) on investments         1.38            1.29            0.54           2.12           (3.62)
                                ----------        -------        --------      -----------      --------
Total from investment
  operations                         1.47            1.50            0.71           2.28           (3.35)
                                ----------        -------        --------      -----------      --------
Less dividends and
  distributions:
  From net investment income        (0.12)          (0.21)          (0.17)         (0.15)          (0.28)
  From net realized gain on
    investments                     (0.77)          (0.33)             --             --              --
                                ----------        -------        --------      -----------      --------
Total dividends and
  distributions                     (0.89)          (0.54)          (0.17)         (0.15)          (0.28)
                                ----------        -------        --------      -----------      --------
Net asset value at end of
  period                         $  19.50         $ 18.92        $  17.96       $  17.42        $  15.29
                                ==========        =======        ========      ===========      ========
Total investment return (a)          7.90%(b)(h)(i)    8.43%         4.05%         15.02%(b)      (17.75%)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income            1.25%(g)+       1.10%(f)        0.94%          1.21%+          1.57%
    Net expenses                     1.19%+          1.19%           1.30%          1.33%+          1.30%
    Expenses (before
      reimbursement)                 1.30%+          1.31%           1.30%          1.33%+          1.31%
Portfolio turnover rate                34%(e)          77%(e)         103%            67%             96%
Net assets at end of period
  (in 000's)                     $521,602         $98,180        $115,877       $138,787        $140,298

                                        CLASS A
                                -----------------------

                                      YEAR ENDED
                                   DECEMBER 31,
                                  2001           2000
Net asset value at beginning
  of period                     $  22.14       $  27.23
                                --------       --------
Net investment income               0.34(d)        0.38
Net realized and unrealized
  gain (loss) on investments       (2.99)(d)      (1.62)
                                --------       --------
Total from investment
  operations                       (2.65)         (1.24)
                                --------       --------
Less dividends and
  distributions:
  From net investment income       (0.35)         (0.39)
  From net realized gain on
    investments                    (0.22)         (3.46)
                                --------       --------
Total dividends and
  distributions                    (0.57)         (3.85)
                                --------       --------
Net asset value at end of
  period                        $  18.92       $  22.14
                                ========       ========
Total investment return (a)       (11.92%)        (4.48%)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income           1.74%(d)       1.42%
    Net expenses                    1.18%          1.13%
    Expenses (before
      reimbursement)                1.21%          1.15%
Portfolio turnover rate              120%           123%
Net assets at end of period
  (in 000's)                    $221,022       $231,649

                                                                            CLASS C
                                            ------------------------------------------------------------------------
                                                                                         JANUARY 1,
                                            SIX MONTHS                                      2003*
                                              ENDED                YEAR ENDED              THROUGH        YEAR ENDED
                                            APRIL 30,              OCTOBER 31,           OCTOBER 31,      DECEMBER 31,
                                             2006***           2005           2004          2003           2002
Net asset value at beginning of period        $18.94          $17.98         $17.45        $15.32         $ 18.95
                                            ----------        ------         ------      -----------      -------
Net investment income                           0.04            0.07(f)        0.04          0.06(c)         0.14
Net realized and unrealized gain (loss) on
  investments                                   1.36            1.28           0.53          2.13           (3.61)
                                            ----------        ------         ------      -----------      -------
Total from investment operations                1.40            1.35           0.57          2.19           (3.47)
                                            ----------        ------         ------      -----------      -------
Less dividends and distributions:
  From net investment income                   (0.05)          (0.06)         (0.04)        (0.06)          (0.16)
  From net realized gain on investments        (0.77)          (0.33)            --            --              --
                                            ----------        ------         ------      -----------      -------
Total dividends and distributions              (0.82)          (0.39)         (0.04)        (0.06)          (0.16)
                                            ----------        ------         ------      -----------      -------
Net asset value at end of period              $19.52          $18.94         $17.98        $17.45         $ 15.32
                                            ==========        ======         ======      ===========      =======
Total investment return (a)                     7.49%(b)(h)(i)   7.60%         3.27%        14.33%(b)      (18.37%)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                       0.45%(g)+       0.35%(f)       0.19%         0.46%+          0.82%
    Net expenses                                1.94%+          1.94%          2.05%         2.08%+          2.05%
    Expenses (before reimbursement)             2.05%+          2.06%          2.05%         2.08%+          2.06%
Portfolio turnover rate                           34%(e)          77%(e)        103%           67%             96%
Net assets at end of period (in 000's)        $3,610          $3,854         $4,532        $4,845         $ 4,501

                                                   CLASS C
                                            ---------------------

                                               YEAR ENDED
                                              DECEMBER 31,
                                             2001           2000
Net asset value at beginning of period      $ 22.17        $27.23
                                            -------        ------
Net investment income                          0.20(d)       0.18
Net realized and unrealized gain (loss) on
  investments                                 (3.00)(d)     (1.60)
                                            -------        ------
Total from investment operations              (2.80)        (1.42)
                                            -------        ------
Less dividends and distributions:
  From net investment income                  (0.20)        (0.18)
  From net realized gain on investments       (0.22)        (3.46)
                                            -------        ------
Total dividends and distributions             (0.42)        (3.64)
                                            -------        ------
Net asset value at end of period            $ 18.95        $22.17
                                            =======        ======
Total investment return (a)                  (12.61%)       (5.10%)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                      0.99%(d)      0.67%
    Net expenses                               1.93%         1.88%
    Expenses (before reimbursement)            1.96%         1.90%
Portfolio turnover rate                         120%          123%
Net assets at end of period (in 000's)      $ 7,528        $9,671

*    The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of operations.
***  Unaudited.
+    Annualized.
(a)  Total Return is calculated exclusive of sales charge. Class I is not subject to sales charges.
(b)  Total return is not annualized.
(c)  Per share data based on average shares outstanding during the period.
(d)  As required, effective January 1, 2001 the Fund has adopted the provisions of the AICPA
     Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below.
     Per share ratios and supplemental data reflect this change in presentation.

                                                                CLASS A       CLASS B       CLASS C
Decrease net investment income                                   (0.02)        (0.02)        (0.02)
Increase net realized and unrealized gains and losses             0.02          0.02          0.02
Decrease ratio of net investment income                          (0.10%)       (0.10%)       (0.10%)

(e)  The portfolio turnover rate not including mortgage dollar rolls is 24% and 38% for the period ending April 30, 2006 and the year ended October 31, 2005, respectively.
(f)  Net investment income includes $0.01 and there was no effect to the net income ratio, as a result of a special one time dividend from Microsoft Corp.
(g)  The difference between the net investment income ratio by class does not equal the difference between the net expense ratio by class due to the timing of purchases and redemptions of Fund shares in relation to the recognition of income of the Fund.
(h)  Includes nonrecurring reimbursements from Manager for audit and legal costs. There was no effect on total return. (See Note 3(B) on page 31.)
(i)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager reimbursement of such losses were less than 0.01%. (See Note
     3(B) on page 31.)

 26   MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                   CLASS B
    -----------------------------------------------------------------------------------------------------
                                                JANUARY 1,
    SIX MONTHS                                     2003*
      ENDED               YEAR ENDED              THROUGH                       YEAR ENDED
    APRIL 30,            OCTOBER 31,            OCTOBER 31,                    DECEMBER 31,
     2006***          2005          2004           2003            2002           2001            2000
     $  18.95       $  17.98      $  17.45       $  15.32        $  18.95      $    22.17      $    27.23
    ----------      --------      --------      -----------      --------      ----------      ----------
         0.04           0.07(f)       0.04           0.06(c)         0.14            0.20(d)         0.18
         1.37           1.29          0.53           2.13           (3.61)          (3.00)(d)       (1.60)
    ----------      --------      --------      -----------      --------      ----------      ----------
         1.41           1.36          0.57           2.19           (3.47)          (2.80)          (1.42)
    ----------      --------      --------      -----------      --------      ----------      ----------
        (0.05)         (0.06)        (0.04)         (0.06)          (0.16)          (0.20)          (0.18)
        (0.77)         (0.33)           --             --              --           (0.22)          (3.46)
    ----------      --------      --------      -----------      --------      ----------      ----------
        (0.82)         (0.39)        (0.04)         (0.06)          (0.16)          (0.42)          (3.64)
    ----------      --------      --------      -----------      --------      ----------      ----------
     $  19.54       $  18.95      $  17.98       $  17.45        $  15.32      $    18.95      $    22.17
    ==========      ========      ========      ===========      ========      ==========      ==========
         7.54%(b)(h)(i)     7.66%     3.27%         14.33%(b)      (18.37%)        (12.61%)         (5.10%)
         0.41%(g)+      0.35%(f)      0.19%          0.46%+          0.82%           0.99%(d)        0.67%
         1.94%+         1.94%         2.05%          2.08%+          2.05%           1.93%           1.88%
         2.05%+         2.06%         2.05%          2.08%+          2.06%           1.96%           1.90%
           34%(e)         77%(e)       103%            67%             96%            120%            123%
     $236,686       $665,908      $749,689       $829,016        $793,340      $1,143,755      $1,457,366

                     CLASS I
--------------------------------------------------
                                       JANUARY 2,
    SIX MONTHS                           2004**
      ENDED          YEAR ENDED          THROUGH
    APRIL 30,        OCTOBER 31,       OCTOBER 31,
     2006***            2005              2004
      $18.98           $17.92            $17.98
    ----------       -----------       -----------
        0.16             0.26(f)           0.15
        1.38             1.42             (0.03)
    ----------       -----------       -----------
        1.54             1.68              0.12
    ----------       -----------       -----------
       (0.17)           (0.29)            (0.18)
       (0.77)           (0.33)               --
    ----------       -----------       -----------
       (0.94)           (0.62)            (0.18)
    ----------       -----------       -----------
      $19.58           $18.98            $17.92
    ==========       ===========       ===========
        8.24%(b)(h)(i)     9.51%           0.68%(b)
        1.73%(g)+        1.43%(f)          1.40%+
        0.68%+           0.86%             0.84%+
        0.79%+           0.98%             0.84%+
          34%(e)           77%(e)           103%
      $   12           $    7            $    3

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    27

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises nineteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Total Return Fund (the "Fund"), a diversified fund.

The Fund currently offers four classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on December 29, 1987 and September 1, 1998, respectively. Class I shares are not subject to a sales charge. Distribution of Class I shares commenced on January 2, 2004. Class A shares, Class B shares, Class C shares and Class I shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions. Each class of shares, other than Class I shares, bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to realize current income consistent with reasonable opportunity for future growth of capital and income.

The Fund also invests in foreign securities which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or brokers selected by the Fund's Manager, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time). Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed in good faith by Board of Trustees to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's principal market is temporarily closed at a time when under normal conditions it would be open. At April 30, 2006, the Fund did not hold securities that were valued in such manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3, conclude that such events may have effected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

 28   MainStay Total Return Fund

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on securities purchased, other than short-term securities, for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted and unrealized appreciation or depreciation is recorded to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, in exchange for the premium, the Fund foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase but, as long as the obligation as a writer continues, have retained the risk of loss should the price of the underlying security decline. By writing a covered put option, the Fund, in exchange for the premium, accepts the risk of decline in the market value of the underlying security or foreign currency below the exercise price. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of an option. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written, in a segregated account with its custodian.

The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security it anticipates purchasing. The Fund may purchase put options on its securities to protect against a decline in the value of the security or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

(H) LOAN ASSIGNMENTS, PARTICIPATIONS AND COMMITMENTS. The Fund invests in loan assignments and loan participations. Loan assignments and participations are agreements to make money available (a "commitment") to a borrower in a specified amount, at a specified rate and within a specified time. Such loan assignments and participations are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate

                                                    www.mainstayfunds.com     29
offered by a designated U.S. bank or London InterBank Offered Rate (LIBOR).

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower ("intermediate participants"). In the event that the borrower, selling participant or intermediate participants becomes insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are recorded in memorandum accounts.

(I) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The Fund's assets and liabilities are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments, are reflected in unrealized foreign exchange gains or losses at period end exchange rates.

(J) MORTGAGE DOLLAR ROLLS. The Fund enters into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, a Fund forgoes principal and interest on the securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purpose as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(K) SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (See Note 5 on page 32.)

(L) RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "1933 Act"). The Fund does not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expense and a prompt sale at an acceptable price may be difficult.

(M) INDEMNIFICATIONS. In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

 30   MainStay Total Return Fund

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and indirect wholly-owned subsidiary of New York Life, acts as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual percentage of the Fund's average daily net assets as follows: 0.64% on assets up to $500 million and 0.60% on assets in excess of $500 million. The Manager has entered into a written expense limitation agreement, under which the Manager has agreed to reimburse the expenses of the Fund so that the total operating expenses (total annual fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed, on an annualized basis, 1.19% of the average daily net assets of the Class A shares. An equivalent reimbursement, in an equal amount of basis points, will be applied to the other share classes. The Manager, within three years of incurring such expenses, may recoup the amount of any management fee waiver or expense reimbursement from the Fund pursuant to this agreement if such recoupment does not cause the Fund to exceed existing expense limitations. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. For the six months ended April 30, 2006, the Manager earned fees from the Fund in the amount of $2,406,517 and waived its fees and/or reimbursed expenses in the amount of $344,355.

As of April 30, 2006, the amounts of waived or reimbursed fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

               OCTOBER 31,
        2008                  2009               TOTAL
      $177,401              $344,355            $521,756
-------------------------------------------------------------

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and the Subadvisor, the Manager pays the Subadvisor a monthly fee of 0.32% of the average daily net assets of the Fund on assets up to $500 million and 0.30% on assets in excess of $500 million. To the extent the Manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

(B) PAYMENTS FROM AFFILIATES. NYLIM reimbursed or paid all expenses relating to the Board of Trustees' review of fund trading as described in the footnote relating to "Other Matters." (See page 33)

The total costs associated were approximately $821,000 and included payments to certain third party service providers. The amount that was reimbursed to the Total Return Fund is $77,924.

Additional payments were made by affiliates relating to the Trustees review of certain shareholder trading matters. Further discussion regarding these payments by affiliates can be found below in the footnote relating to "Other Matters."

The reimbursement amount as well as the additional payment made by NYLIM are disclosed in the Statement of Operations as expenses reimbursed and net increase from payments for losses attributable to shareholder trading arrangements. This reimbursement and payment impacted the expenses and/or net investment income ratios as well as the total return calculations included in the financial highlights and in the performance tables and expense charts in this report.

(C) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(D) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on

                                                    www.mainstayfunds.com     31
sales of Class A shares was $25,926 for the six months ended April 30, 2006. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $2,380, $136,116 and $50, respectively, for the six months ended April 30, 2006.

(E) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund for the six months ended April 30, 2006, amounted to $1,188,892.

(F) NON-INTERESTED TRUSTEES FEES. Non-Interested Trustees are paid an annual retainer fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual retainer fee of $20,000. The Audit and Compliance Committee Chairman receives an additional $2,000 for each meeting of the Audit and Compliance Committee attended and the Chairpersons of the Brokerage and Expense Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the respective Committee meetings attended. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/ Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus, the Fund only pays a portion of the fees identified above.

(G) CAPITAL. At April 30, 2006, New York Life and its affiliates held shares of Class I with a net asset value of $1,186. This represents 9.88% of the Class I shares net assets and less than one-tenth of a percent of the Fund's total net assets at April 30, 2006.

(H) OTHER. Pursuant to the Management Agreement, fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $10,648 for the six months ended April 30, 2006.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $51,680 for the six months ended April 30, 2006.

NOTE 4--FEDERAL INCOME TAX:

The tax character of distributions paid during the year ended October 31, 2005, shown in the Statement of Changes in Net Assets, was as follows:

                                                     2005
Distributions paid from:
  Ordinary Income                             $ 3,635,097
  Long-term capital gains                      15,725,852
---------------------------------------------------------
                                              $19,360,949
---------------------------------------------------------

NOTE 5--FUND SECURITIES LOANED, RESTRICTED SECURITIES AND WRITTEN OPTIONS:

As of April 30, 2006, the Fund had securities on loan with an aggregate market value of $51,295,395. The Fund received $52,779,414 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Securities purchased with collateral received are valued at amortized cost.

During the six months ended April 30, 2006, Fund had the following transactions in Written Options:

                                                         NUMBER OF
                                                         CONTRACTS           PREMIUM
Options outstanding at October 31, 2005                         --   $            --
------------------------------------------------------------------------------------
Options Written                                                738            85,054
------------------------------------------------------------------------------------
Options outstanding at April 30, 2006                          738   $        85,054
------------------------------------------------------------------------------------

NOTE 6--CUSTODIAN:

Investors Bank & Trust Company is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .070% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the six months ended April 30, 2006.

 32   MainStay Total Return Fund

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended April 30, 2006, purchases and sales of U.S. Government securities were $133,603 and $133,072, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $118,412 and $176,962, respectively.

NOTE 9--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                 SIX MONTHS ENDED
                                  APRIL 30, 2006*
                       CLASS A   CLASS B   CLASS C   CLASS I
Shares sold            23,435       464       11         1
------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions           297     1,429        8        --(a)
------------------------------------------------------------
                       23,732     1,893       19         1
------------------------------------------------------------
Shares redeemed        (2,176)   (24,922)    (38)       --(a)
------------------------------------------------------------
Net increase
  (decrease)           21,556    (23,029)    (19)        1
------------------------------------------------------------

                                                       YEAR ENDED
                                                    OCTOBER 31, 2005
                                          CLASS A   CLASS B   CLASS C   CLASS I
Shares sold                                  846     1,183       24        --(a)
-------------------------------------------------------------------------------
Shares issued in reinvestment of
  dividends and distributions                164       848        5        --(a)
-------------------------------------------------------------------------------
                                           1,010     2,031       29        --(a)
-------------------------------------------------------------------------------
Shares redeemed                           (2,276)   (8,590)     (77)       --(a)
-------------------------------------------------------------------------------
Net decrease                              (1,266)   (6,559)     (48)       --(a)
-------------------------------------------------------------------------------

*   Unaudited.
(a) Less than one thousand.

NOTE 10--OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises have cooperated fully and completed in responding to these requests. As previously reported in response to those requests for information and, as noted in the notes to the year-end 2004 and 2005 financial statements of each fund of the Trust, NYLIM had been a party to arrangements with certain registered representatives of broker-dealers relating to the level of trading by clients of those registered representatives in shares of certain funds of the Trust. All such arrangements were terminated by the fourth quarter of 2003. NYLIM and the Trustees of the Trust have reviewed the possible dilutive effects that transactions under those arrangements and certain other levels of trading by fund shareholders over the period from 1999 to 2003 may have had on the funds. As a result of this review, in December 2005, NYLIM made payments totaling $5.882 million to nine MainStay funds. The amount paid to the MainStay Total Return Fund was $102,000. NYLIM has reimbursed or paid all expenses relating to the Board of Trustees' review of this matter, as well as substantially all of the costs associated with the other regulatory matters described in this note.

In a separate matter, the Securities and Exchange Commission Staff has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that fund, as well as the related guarantee disclosure to fund shareholders. Discussions have been held with the Securities and Exchange Commission concerning a possible resolution of this matter. There can be no assurance of the outcome of these efforts.

                                                    www.mainstayfunds.com     33

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investment Management LLC ("NYLIM") uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-202-551-5850); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.
SPECIAL MEETING OF SHAREHOLDERS
Pursuant to notice, a special meeting and three adjournment meetings (pertaining only to certain Funds) of the shareholders of The MainStay Funds (the "Trust") were held on March 27, April 17, May 8, and June 8, 2006, respectively, at the Parsippany, New Jersey offices of New York Life Investment Management LLC. The purpose of the meetings was to present the following proposals for shareholder consideration:
1. To elect the following individuals to the Board of Trustees of the Trust;

  - Charlynn Goins
  - Edward J. Hogan
  - Alan R. Latshaw
  - Terry L. Lierman
  - John B. McGuckian
  - Donald E. Nickelson
  - Richard S. Trutanic
  - Gary E. Wendlandt (Interested Trustee)

There are no other Trustees of the Trust.

2. To grant the Trust the approval to enter into and materially amend agreements with Subadvisors on behalf of one or more of the Funds without obtaining shareholder approval; and

3. To approve the amendment of certain fundamental investment restrictions.

No other business came before the special meetings.

Each of the proposals listed above was passed by the shareholders of the Fund as shown below.

                                                VOTES      VOTES
TOTAL RETURN FUND                VOTES FOR     AGAINST   WITHHELD       TOTAL
PROPOSAL #1-ELECTION OF TRUSTEES
--------------------------------------------------------------------------------
a. Charlynn Goins               18,576,851            0  1,824,210   20,401,061
--------------------------------------------------------------------------------
b. Edward J. Hogan              18,576,698            0  1,822,362   20,399,060
--------------------------------------------------------------------------------
c. Alan R. Latshaw              18,569,941            0  1,831,120   20,401,061
--------------------------------------------------------------------------------
d. Terry L. Lierman             18,576,954            0  1,824,106   20,401,060
--------------------------------------------------------------------------------
e. John B. McGuckian            18,574,600            0  1,826,461   20,401,061
--------------------------------------------------------------------------------
f. Donald E. Nickelson          18,570,748            0  1,830,312   20,401,060
--------------------------------------------------------------------------------
g. Richard S. Trutanic          18,562,669            0  1,838,392   20,401,061
--------------------------------------------------------------------------------
h. Gary E Wendlandt             18,585,497            0  1,815,563   20,401,060
--------------------------------------------------------------------------------
PROPOSAL #2-APPROVAL TO ENTER INTO AND MATERIALLY AMEND AGREEMENTS
--------------------------------------------------------------------------------
                                16,346,707      513,187  1,628,010   18,487,904
--------------------------------------------------------------------------------
PROPOSAL #3-AMENDMENT TO CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------
a. Borrowing                    16,413,528      453,160  1,621,218   18,487,906
--------------------------------------------------------------------------------
b. Senior Securities            16,481,775      394,474  1,611,657   18,487,906
--------------------------------------------------------------------------------
c. Underwriting Securities      16,477,198      394,937  1,615,770   18,487,905
--------------------------------------------------------------------------------
d. Real Estate                  16,463,736      413,703  1,610,465   18,487,904
--------------------------------------------------------------------------------
e. Commodities                  16,432,970      444,365  1,610,569   18,487,904
--------------------------------------------------------------------------------
f. Making Loans                 16,434,695      440,760  1,612,449   18,487,904
--------------------------------------------------------------------------------
g. Concentration of
  Investments                   16,447,060      420,307  1,620,539   18,487,906
--------------------------------------------------------------------------------
h. Diversification              16,499,004      375,628  1,613,274   18,487,906
--------------------------------------------------------------------------------

This resulted in approval of the proposals.

 34   MainStay Total Return Fund

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, as of July 1, 2006, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the Trustees then in office will call a shareholder meeting for the election of Trustees, or
(2) his or her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

        GARY E.           Indefinite; Chairman   Chairman and Manager, New York Life               62           Chairman and
        WENDLANDT         since 2002, Chief      Investment Management LLC (including                           Director,
        10/8/50           Executive Officer      predecessor advisory organizations) and                        MainStay VP
                          (2004 to June 2006),   New York Life Investment Management                            Series Fund,
                          and Trustee since      Holdings LLC; Chief Executive Officer,                         Inc.
                          2000                   New York Life Investment Management LLC
                                                 and New York Life Investment Management
                                                 Holdings LLC (2000 to June 2006); Senior
                                                 Executive Vice President for Investment
                                                 and Finance, New York Life Insurance
                                                 Company (since July 2006); Executive
                                                 Vice President, New York Life Insurance
                                                 Company (1999 to June 2006); Executive
                                                 Vice President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC,
                                                 Madison Capital Funding LLC, and NYLCAP
                                                 Manager LLC; Manager, MacKay Shields
                                                 LLC; Executive Vice President, New York
                                                 Life Insurance and Annuity Corporation;
                                                 Chairman, and Director, MainStay VP
                                                 Series Fund, Inc. (25 portfolios); Chief
                                                 Executive Officer, MainStay VP Series
                                                 Fund, Inc. (2002 to June 2006); Chief
                                                 Executive Officer, Eclipse Funds (3
                                                 Portfolios) and Eclipse Funds Inc. (15
                                                 Portfolios) (2005 to June 2006);
                                                 Executive Vice President and Chief
                                                 Investment Officer, MassMutual Life
                                                 Insurance Company (1993 to 1999).
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        CHARLYNN GOINS    Indefinite; Trustee    Retired. Chairperson of the Board, New            19           None
        9/15/42           since 2001             York City Health and Hospital
                                                 Corporation.
        -----------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Indefinite; Trustee    Rear Admiral U.S. Navy (Retired);                 19           None
        8/17/32           since 1996             Independent Management Consultant (1997
                                                 to 2002).
        -----------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Indefinite; Trustee    Chair, Maryland Democratic Party;                 19           None
        1/4/48            since 1991             Chairman, Smartpaper Networks
                                                 Corporation (communications); Partner,
                                                 Health Ventures LLC (2001 to 2005); Vice
                                                 Chair, Employee Health Programs (1990 to
                                                 2002); Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc.
                                                 (1984 to 2001).
        -----------------------------------------------------------------------------------------------------------------------
        JOHN B.           Indefinite; Trustee    Chairman, Ulster Television Plc; Pro              19           Non-Executive
        MCGUCKIAN         since 1997             Chancellor, Queen's University (1985 to                        Director,
        11/13/39                                 2001).                                                         Allied Irish
                                                                                                                Banks Plc;
                                                                                                                Chairman and
                                                                                                                Non-Executive
                                                                                                                Director, Irish
                                                                                                                Continental
                                                                                                                Group, Plc;
                                                                                                                Chairman, AIB
                                                                                                                Group (UK) Plc;
                                                                                                                Non-Executive
                                                                                                                Director,
                                                                                                                Unidare Plc.
        -----------------------------------------------------------------------------------------------------------------------

     * A Trustee is considered to be an interested person of the Trust within the meaning of the 1940 Act because of an affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past Five Years." All Trustees not considered to be interested persons of the Trust are referred to as "Non-Interested Trustees."

                                                    www.mainstayfunds.com     35

                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        DONALD E.         Indefinite; Trustee    Retired. Vice Chairman, Harbour Group             19           Director,
        NICKELSON         since 1994 and Lead    Industries, Inc. (leveraged buyout                             Adolor
        12/9/32           Non-Interested         firm); President, PaineWebber Group                            Corporation;
                          Trustee since 2000     (1988 to 1990).                                                Director, First
                                                                                                                Advantage
                                                                                                                Corporation.
        -----------------------------------------------------------------------------------------------------------------------

        RICHARD S.        Indefinite; Trustee    Chairman (1990 to present) and Chief              19           None
        TRUTANIC          since 1994             Executive Officer (1990 to 1999),
        2/13/52                                  Somerset Group (financial advisory
                                                 firm); Managing Director and Advisor,
                                                 The Carlyle Group (private investment
                                                 firm) (2002 to 2004); Senior Managing
                                                 Director, Groupe Arnault (private
                                                 investment firm) (1999 to 2002).
        -----------------------------------------------------------------------------------------------------------------------

        ALAN R. LATSHAW   Indefinite; Trustee    Retired. Partner, Ernst & Young LLP               19           State Farm
        3/27/51           and Audit Committee    (2002 to 2003); Partner, Arthur Andersen                       Associates
                          Financial Expert       LLP (1976 to 2002).                                            Funds Trusts (4
                          since 2006                                                                            portfolios);
                                                                                                                State Farm
                                                                                                                Mutual Fund
                                                                                                                Trust (15
                                                                                                                portfolios);
                                                                                                                State Farm
                                                                                                                Variable
                                                                                                                Product Trust
                                                                                                                (8 portfolios);
                                                                                                                Utopia Funds (4
                                                                                                                portfolios).
        -----------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General Counsel, and Secretary,
        ANSELMI           since 2003             New York Life Investment Management LLC (including
        10/19/46                                 predecessor advisory organizations) and New York Life
                                                 Investment Management Holdings LLC; Senior Vice President,
                                                 New York Life Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC; Secretary, NYLIM Service
                                                 Company LLC, NYLCAP Manager LLC, and Madison Capital Funding
                                                 LLC; Chief Legal Officer, Eclipse Funds, Eclipse Funds Inc.,
                                                 MainStay VP Series Fund, Inc., and McMorgan Funds; Managing
                                                 Director and Senior Counsel, Lehman Brothers Inc. (1998 to
                                                 1999); General Counsel and Managing Director, JP Morgan
                                                 Investment Management Inc. (1986 to 1998).
        -----------------------------------------------------------------------------------------------------

        ARPHIELA          Treasurer and          Director and Manager of Fund Accounting and Administration,
        ARIZMENDI         Principal Financial    New York Life Investment Management LLC (since 2003);
        10/26/56          and Accounting         Treasurer and Principal Financial and Accounting Officer,
                          Officer since 2005     Eclipse Funds, Eclipse Funds Inc., and McMorgan Funds (since
                                                 December 2005), and MainStay VP Series Fund, Inc. (since
                                                 March 2006); Assistant Treasurer, NYLIFE Distributors LLC;
                                                 Assistant Treasurer, The MainStay Funds, Eclipse Funds,
                                                 Eclipse Funds Inc., MainStay VP Series Fund, Inc., and
                                                 McMorgan Funds (1992 to December 2005).
        -----------------------------------------------------------------------------------------------------

        CHRISTOPHER O.    President since 2005   Executive Vice President, New York Life Investment
        BLUNT                                    Management LLC and New York Life Investment Management
        5/13/62                                  Holdings LLC (since 2004); Manager and Executive Vice
                                                 President, NYLIM Product Distribution, NYLIFE Distributors
                                                 LLC (since January 2005); Chairman, NYLIM Service Company
                                                 LLC (since March 2005); Chairman and Class C Director, New
                                                 York Life Trust Company, FSB (since 2004); Chairman, New
                                                 York Life Trust Company (since February 2005); President,
                                                 Eclipse Funds and Eclipse Funds Inc. (since 2005);
                                                 President, MainStay VP Series Fund, Inc. (since July 2006);
                                                 Chairman and Chief Executive Officer, Giving Capital, Inc.
                                                 (2001 to 2004); Chief Marketing Officer--Americas, Merrill
                                                 Lynch Investment Managers (1999 to 2001); President, Mercury
                                                 Funds Distributors (1999 to 2001).
        -----------------------------------------------------------------------------------------------------

        SCOTT T.          Vice President--       Director, New York Life Investment Management LLC (including
        HARRINGTON        Administration since   predecessor advisory organizations); Executive Vice
        2/8/59            2005                   President, New York Life Trust Company, and New York Life
                                                 Trust Company, FSB (since January 2006); Vice President--
                                                 Administration, MainStay VP Series Fund, Inc., Eclipse
                                                 Funds, and Eclipse Funds Inc. (since June 2005).
        -----------------------------------------------------------------------------------------------------

 36   MainStay Total Return Fund

                          POSITION(S) HELD
                          WITH
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        ALAN J.           Senior Vice President  Managing Director, Mutual Funds/Administration and Chief
        KIRSHENBAUM       since July 2006        Financial Officer of Retail Investments, New York Life
        6/25/71                                  Investment Management LLC (since July 2006); Senior Vice
                                                 President, Eclipse Funds, Eclipse Funds Inc., and MainStay
                                                 VP Series Fund, Inc. (since June 2006); Chief Financial
                                                 Officer, Bear Stearns Asset Management (1999 to May 2006).
        -----------------------------------------------------------------------------------------------------

        ALISON H.         Vice President--       Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           Compliance (2004 to    March 2006), and Managing Director and Chief Compliance
        12/16/65          June 2006); Senior     Officer (2003 to February 2006), New York Life Investment
                          Vice President and     Management LLC; Managing Director and Chief Compliance
                          Chief Compliance       Officer, New York Life Investment Management Holdings LLC
                          Officer since July     (2003 to present); Senior Managing Director, Compliance
                          2006                   (since March 2006) and Managing Director, Compliance (2003 to February 2006), NYLIFE Distributors LLC; Senior Vice
                                                 President and Chief Compliance Officer, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP Series Fund, Inc. (since
                                                 June 2006); Vice President--Compliance, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP Series Fund, Inc. (until
                                                 June 2006); Deputy Chief Compliance Officer, New York Life
                                                 Investment Management LLC (2002 to 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset Management (1999 to
                                                 2002).
        -----------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary since 2004   Managing Director and Associate General Counsel, New York
        MORRISON                                 Life Investment Management LLC (since 2004); Managing
        3/26/56                                  Director and Secretary, NYLIFE Distributors LLC; Secretary,
                                                 Eclipse Funds, Eclipse Funds Inc., and MainStay VP Series
                                                 Fund, Inc.; Chief Legal Officer--Mutual Funds and Vice
                                                 President and Corporate Counsel, The Prudential Insurance
                                                 Company of America (2000 to 2004).
        -----------------------------------------------------------------------------------------------------

        BRIAN A. MURDOCK  Chief Executive        Member of the Board of Managers and President (since 2004),
        3/14/56           Officer since July     and Chief Executive Officer (since July 2006), New York Life
                          2006                   Investment Management LLC and New York Life Investment
                                                 Management Holdings LLC; Senior Vice President, New York
                                                 Life Insurance Company (since 2004); Chairman of the Board and President, NYLIFE Distributors LLC (since 2004); Member of the Board of Managers, Madison Capital Funding LLC (since
                                                 2004); Member of the Board of Managers, NYLCAP Manager LLC
                                                 (since 2004); Chief Executive Officer, Eclipse Funds,
                                                 Eclipse Funds Inc. and MainStay VP Series Fund, Inc. (since
                                                 July 2006); Chief Operating Officer, Merrill Lynch
                                                 Investment Managers (2003 to 2004); Chief Investment
                                                 Officer, MLIM Europe and Asia (2001 to 2003); President of
                                                 Merrill Japan and Chairman of MLIM's Pacific Region (1999 to
                                                 2001).
        -----------------------------------------------------------------------------------------------------
        RICHARD W.        Vice President--Tax    Vice President, New York Life Insurance Company; Vice
        ZUCCARO           since 1991             President, New York Life Insurance and Annuity Corporation,
        12/12/49                                 New York Life Trust Company, FSB, NYLIFE Insurance Company
                                                 of Arizona, NYLIFE LLC, and NYLIFE Securities Inc.; Vice
                                                 President, Tax, NYLIFE Distributors LLC; Tax Vice President,
                                                 New York Life International, LLC, New York Life Trust
                                                 Company, and NYLIM Service Company LLC; Vice President--Tax,
                                                 Eclipse Funds and Eclipse Funds Inc. (since 1993), and
                                                 MainStay VP Series Fund, Inc. (since 1991).
        -----------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     37

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(2)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund(3)
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. Closed to new investors as of June 1, 2006.
4. An affiliate of New York Life Investment Management LLC.

                       Not part of the Semiannual Report

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
 Not FDIC insured.   No bank guarantee.   May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C) 2006 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A08887         (RECYCLE SYMBOL)       MS229-06                MSTR10-06/06

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    VALUE FUND

                    Message from the President
                    and
                    Semiannual Report
                    Unaudited
                    April 30, 2006

MESSAGE FROM
THE PRESIDENT

Dear Shareholder,

The six months from November 1, 2005, through April 30, 2006, represented a generally positive period for the economy and for investors. Most U.S. stock indexes recorded strong returns for the six-month reporting period. According to Russell data, value stocks outperformed growth stocks among large-capitalization issues, while the reverse was true for mid-cap and small-cap stocks.

Strong demand kept prices for oil, metals, and several other commodities relatively high, which had a positive influence on energy and materials stocks and helped commodity-exporting emerging economies. Not all of the influence was positive, however. In the United States, rising fuel costs had a negative impact on airlines, automakers, and utilities.

According to preliminary estimates from the Bureau of Economic Analysis, real gross domestic product increased at an annual rate of 5.3% in the first quarter of 2006, up from 1.7% in the fourth quarter of 2005. Economic growth, elevated energy prices, and the potential for inflationary pressure moved the Federal Open Market Committee to raise the targeted federal funds rate four times during the reporting period, with a 25-basis-point increase on each occasion. (A basis point is one-hundredth of a percentage point.) At the end of April 2006, the federal funds target rate stood at 4.75%.

Rising interest rates affected different bonds in different ways, and for portions of the reporting period, the yield curve inverted with yields on two-, five-, and 10-year Treasurys exceeding those on 30-year Treasurys. By the end of April, however, the yield curve had regained a positive slope. Rising interest rates took a toll on bond prices, but many bond indexes recorded positive total returns for the six-month reporting period.

The yield differences (or spreads) between high-yield bonds and U.S. Treasurys were relatively narrow during the reporting period, which reduced the compensation investors received for taking on additional risk. Even so, default rates in the high-yield market remained near their historical lows. Convertible bonds were hurt by rising interest rates, but managed to capture a substantial percentage of the stock market's gain.

During the first-quarter of 2006, issuance in the leveraged-loan market was down relative to the same period a year ago, but noteworthy financings by Georgia Pacific and NRG provided abundant liquidity. As the pipeline for upcoming issues became less promising, spreads in the leveraged-loan market tended to contract. New-money issuance and refunding issuance also declined in the municipal bond market, but at the end of April 2006, insured municipal bonds yielded 88% of long Treasurys, making municipals one of the more attractive high-grade bond sectors.

At MainStay, we offer a wide variety of Funds that pursue their respective investment objectives by investing in appropriate segments of the market. Each Fund follows a disciplined investment approach that the portfolio manager seeks to consistently apply across various market environments. The investment objective, strategies, and process used by your Fund(s) are outlined in the prospectus.

It is our pleasure to announce that on May 17, 2006, Institutional Capital Corporation (ICAP), a premier value-equity institutional investment firm based in Chicago, signed a definitive agreement to join New York Life Investment Management. Subject to board and shareholder approval, ICAP's three mutual funds are expected to join the MainStay Fund family on or around August 31, 2006.

We are honored that you have chosen to invest with MainStay Funds. We hope that the breadth of our offerings, the quality of our service, and the performance of our Funds will encourage you to maintain a long-term perspective, regardless of how the markets may shift or your financial needs may evolve.

The semiannual report that follows gives you additional insight into the portfolio management decisions that affected the performance of your MainStay Fund investment during the six months ended April 30, 2006. Please read it carefully to gain broader perspective on the progress of your Fund.

Sincerely,


/s/ CHRISTOPHER O. BLUNT


Christopher O. Blunt
President


                       Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    VALUE FUND

                    The MainStay Funds

                    Semiannual Report

                    Unaudited

                    April 30, 2006

TABLE OF CONTENTS

Semiannual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   9
--------------------------------------------------------------------------------

Portfolio of Investments                                                      10
--------------------------------------------------------------------------------

Financial Statements                                                          14
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 20
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                  25
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        25
--------------------------------------------------------------------------------

Special Meeting of Shareholders                                               25
--------------------------------------------------------------------------------

Trustees and Officers                                                         26

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX       ONE    FIVE     TEN
TOTAL RETURNS            MONTHS(1)   YEAR    YEARS   YEARS
----------------------------------------------------------
With sales charges          6.11%    10.97%  3.01%   6.27%
Excluding sales charges    12.29     17.43   4.18    6.87

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                    MAINSTAY VALUE FUND              RUSSELL 1000 VALUE INDEX
                                                                    -------------------              ------------------------
4/30/96                                                                     9450                              10000
                                                                           11022                              12256
                                                                           14431                              17426
                                                                           13771                              19881
                                                                           12942                              19110
                                                                           14967                              20338
                                                                           14407                              19544
                                                                           11484                              17001
                                                                           14472                              21466
                                                                           15639                              24455
4/30/06                                                                    18365                              28931

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX       ONE    FIVE     TEN
TOTAL RETURNS            MONTHS(1)   YEAR    YEARS   YEARS
----------------------------------------------------------
With sales charges          6.90%    11.59%  3.05%   6.11%
Excluding sales charges    11.90     16.59   3.40    6.11

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                    MAINSTAY VALUE FUND              RUSSELL 1000 VALUE INDEX
                                                                    -------------------              ------------------------
4/30/96                                                                    10000                              10000
                                                                           11612                              12256
                                                                           15108                              17426
                                                                           14307                              19881
                                                                           13343                              19110
                                                                           15312                              20338
                                                                           14631                              19544
                                                                           11572                              17001
                                                                           14479                              21466
                                                                           15524                              24455
4/30/06                                                                    18100                              28931

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX       ONE    FIVE     TEN
TOTAL RETURNS            MONTHS(1)   YEAR    YEARS   YEARS
----------------------------------------------------------
With sales charges         10.90%    15.59%  3.40%   6.11%
Excluding sales charges    11.90     16.59   3.40    6.11

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                    MAINSTAY VALUE FUND              RUSSELL 1000 VALUE INDEX
                                                                    -------------------              ------------------------
4/30/96                                                                    10000                              10000
                                                                           11612                              12256
                                                                           15108                              17426
                                                                           14307                              19881
                                                                           13343                              19110
                                                                           15312                              20338
                                                                           14631                              19544
                                                                           11572                              17001
                                                                           14479                              21466
                                                                           15524                              24455
4/30/06                                                                    18100                              28931

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Class R1 shares are sold with no initial sales charge or CDSC and have no annual 12b-1 fee. Class R2 shares are sold with no initial sales charge or CDSC and have an annual 12b-1 fee of ..25%. Class R1 and Class R2 shares are available only through corporate-sponsored retirement programs, which include certain minimum program requirements. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     5

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX       ONE    FIVE     TEN
TOTAL RETURNS            MONTHS(1)   YEAR    YEARS   YEARS
----------------------------------------------------------
                           12.47%    17.79%  4.45%   7.16%

(PERFORMANCE GRAPH)

                                                                    MAINSTAY VALUE FUND              RUSSELL 1000 VALUE INDEX
                                                                    -------------------              ------------------------
4/30/96                                                                    10000                              10000
                                                                           11727                              12256
                                                                           15403                              17426
                                                                           14727                              19881
                                                                           13873                              19110
                                                                           16065                              20338
                                                                           15508                              19544
                                                                           12389                              17001
                                                                           15675                              21466
                                                                           16959                              24455
4/30/06                                                                    19977                              28931

CLASS R1 SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX       ONE    FIVE     TEN
TOTAL RETURNS            MONTHS(1)   YEAR    YEARS   YEARS
----------------------------------------------------------
                           12.47%    17.71%  4.38%   7.07%

(PERFORMANCE GRAPH)

                                                                    MAINSTAY VALUE FUND              RUSSELL 1000 VALUE INDEX
                                                                    -------------------              ------------------------
4/30/96                                                                    10000                              10000
                                                                           11711                              12256
                                                                           15374                              17426
                                                                           14683                              19881
                                                                           13816                              19110
                                                                           15984                              20338
                                                                           15413                              19544
                                                                           12297                              17001
                                                                           15538                              21466
                                                                           16826                              24455
4/30/06                                                                    19805                              28931

CLASS R2 SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX       ONE    FIVE     TEN
TOTAL RETURNS            MONTHS(1)   YEAR    YEARS   YEARS
----------------------------------------------------------
                           12.41%    17.39%  4.13%   6.82%

(PERFORMANCE GRAPH)

                                                                    MAINSTAY VALUE FUND              RUSSELL 1000 VALUE INDEX
                                                                    -------------------              ------------------------
4/30/96                                                                    10000                              10000
                                                                           11684                              12256
                                                                           15298                              17426
                                                                           14583                              19881
                                                                           13684                              19110
                                                                           15797                              20338
                                                                           15194                              19544
                                                                           12100                              17001
                                                                           15244                              21466
                                                                           16471                              24455
4/30/06                                                                    19336                              28931

                                            SIX      ONE    FIVE     TEN
BENCHMARK PERFORMANCE                      MONTHS   YEAR    YEARS   YEARS

Russell 1000(R) Value Index(2)             12.87%   18.30%  7.30%   11.21%
Average Lipper large-cap value fund(3)     11.05    16.53   4.47     8.70

Trustees. Prior to 9/1/98 (for Class C shares) and 12/31/03 (for Class I, R1, and R2 shares), performance for Class C, I, R1, and R2 shares includes the historical performance of Class B shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class C, I, R1, and R2 shares.
1. Performance figures shown for the six month period ended April 30, 2006 reflect nonrecurring reimbursements from affiliates for audit and legal costs and losses attributable to shareholder trading arrangements. (See Note 3(B) on page 22 of the Notes to Financial Statements for further explanation.) If these nonrecurring reimbursements had not been made the total return would have been 12.24% for Class A, 11.85% for Class B, 11.85% for Class C, 12.42% for Class I, 12.42% for Class R1 and 12.36% for Class R2.
2. The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. The Russell 1000(R) Value Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
3. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 6   MainStay Value Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VALUE FUND

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2005, to April 30, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2005, through April 30, 2006.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six months ended April 30, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                              ENDING ACCOUNT
                                                      ENDING ACCOUNT                           VALUE (BASED
                                                       VALUE (BASED                          ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL           EXPENSES          5% ANNUALIZED          EXPENSES
                                       ACCOUNT         RETURNS AND            PAID              RETURN AND             PAID
                                        VALUE           EXPENSES)            DURING          ACTUAL EXPENSES)         DURING
SHARE CLASS                            11/1/05           4/30/06           PERIOD(1,2)           4/30/06            PERIOD(1,2)

CLASS A SHARES                        $1,000.00         $1,123.55            $ 6.16             $1,019.15              $5.86
-------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,120.10            $10.09             $1,015.40              $9.59
-------------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,120.10            $10.09             $1,015.40              $9.59
-------------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,125.20            $ 4.32             $1,020.90              $4.11
-------------------------------------------------------------------------------------------------------------------------------

CLASS R1 SHARES                       $1,000.00         $1,125.30            $ 4.85             $1,020.40              $4.61
-------------------------------------------------------------------------------------------------------------------------------

CLASS R2 SHARES                       $1,000.00         $1,124.75            $ 6.16             $1,019.15              $5.86
-------------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.17% for Class A, 1.92% for Class B and Class C, 0.82% for Class I, 0.92% for Class R1, and 1.17% for Class R2) multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).

2. Amount includes nonrecurring reimbursements from affiliates for audit and legal costs and losses attributable to shareholder trading arrangements (See
   Note 3(B) on page 22 of the Notes to Financial Statements for further explanation). If these nonrecurring reimbursements had not been made, the actual expenses paid would have been $6.26, $10.20, $10.20, $4.42, $4.95 and $6.27 for Class A, Class B, Class C, Class I, Class R1 and Class R2, respectively and the hypothetical expenses paid would have been $5.96, $9.69, $9.69, $4.21, $4.71 and $5.96 for Class A, Class B, Class C, Class I, Class R1 and Class R2, respectively.



                                                     www.mainstayfunds.com     7

PORTFOLIO COMPOSITION AS OF APRIL 30, 2006

(COMPOSITION PIE CHART)

Common Stocks                                                                     95.7
Short-Term Investments (collateral from securities lending                         8.2
  is 7.6%)
Investment Companies                                                               1.8
Convertible Preferred Stocks                                                       0.6
Liabilities in Excess of Cash and Other Assets                                    (6.3)

See Portfolio of Investments on page 10 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Citigroup, Inc.
 2.  Bank of America Corp.
 3.  Pfizer, Inc.
 4.  Sprint Nextel Corp.
 5.  ExxonMobil Corp.
 6.  Verizon Communications, Inc.
 7.  Comcast Corp., Class A
 8.  JPMorgan Chase & Co.
 9.  PMI Group, Inc. (The)
10.  Abbott Laboratories

 8   MainStay Value Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Richard A. Rosen of MacKay Shields LLC

HOW DID MAINSTAY VALUE FUND PERFORM RELATIVE TO ITS BENCHMARK AND ITS PEERS DURING THE SIX-MONTH REPORTING PERIOD?

Excluding all sales charges, MainStay Value Fund returned 12.29% for Class A shares, 11.90% for Class B shares, and 11.90% for Class C shares for the six months ended April 30, 2006. Over the same period, the Fund's Class I shares returned 12.47%, Class R1 shares returned 12.47%, and Class R2 shares returned 12.41%. All share classes underperformed the 12.87% return of the Russell 1000(R) Value Index,(1) the Fund's broad-based securities-market index, for the six-month period. All share classes outperformed the 11.05% return of the average Lipper(2) large-cap value fund for the six months ended April 30, 2006.

WHICH FUND HOLDINGS WERE PARTICULARLY STRONG DURING THE REPORTING PERIOD?

Energy-related holdings were among the strongest contributors to the Fund's performance. Contract drillers Transocean and Rowan each benefited from higher oil and natural gas prices, which fostered the perception that day rates could continue to rise if an already tight supply of drilling rigs became even tighter because of infrastructure damage in the Gulf of Mexico. Earnings at both companies came in better than expected throughout the reporting period, which raised expectations and drove each company's stock price higher. We reduced the Fund's holdings in both companies as their shares approached the price targets we had previously set.

The stock price of communications equipment company Nokia rose substantially during the reporting period, driven by an improving product lineup and market-share gains. Nokia's early penetration of many emerging markets appeared to be working to the company's benefit. We trimmed the Fund's position when the shares approached our price target.

HOW DID THE FUND'S UTILITIES STOCKS PERFORM?

The Fund's decision to underweight utilities proved to be a prudent strategy. The entire sector underperformed the Russell 3000(R) Value Index(3) because of valuation concerns and the impact of higher interest rates. Among the few utility names that the Fund owned, Duke Energy and FirstEnergy provided solid positive returns.

WHICH STOCKS DETRACTED FROM THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

Several of the Fund's consumer-related holdings detracted from performance during the reporting period. Shares of retailer Wal-Mart fell when a cooling housing market and rising gasoline prices raised concerns about the pace of consumer spending. Cadbury Schweppes, General Mills, Kroger, and Kimberly-Clark each provided modest gains. But since all of these stocks lagged the overall market, their performance hurt the Fund's relative results.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of April 30, 2006, the Fund held overweighted positions relative to the Russell 1000(R) Value Index in information technology, telecommunication services, consumer staples, and health care. On the same date, the Fund was underweighted relative to the Index in materials, industrials, financials, utilities, and energy. The Fund held a relatively neutral allocation relative to the Index in the consumer discretionary sector.


The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or that they may even go down in value. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term gains.
1. See footnote on page 6 for more information on the Russell 1000(R) Value
   Index.
2. See footnote on page 6 for more information on Lipper Inc.
3. The Russell 3000(R) Value Index is an unmanaged index that measures the performance of those Russell 3000(R) companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000(R) Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. An investment cannot be made directly into an index.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                     www.mainstayfunds.com     9

PORTFOLIO OF INVESTMENTS APRIL 30, 2006 UNAUDITED


                                                       SHARES              VALUE
COMMON STOCKS (95.7%)+
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.0%)
Northrop Grumman Corp.                                    106,300   $  7,111,470
                                                                    ------------
BUILDING PRODUCTS (1.9%)
American Standard Cos., Inc.                              319,900     13,925,247
                                                                    ------------
CAPITAL MARKETS (4.8%)
Goldman Sachs Group, Inc. (The)                            57,500      9,216,675
Merrill Lynch & Co., Inc.                                 148,300     11,309,358
Morgan Stanley                                            145,500      9,355,650
State Street Corp.                                         87,300      5,702,436
                                                                    ------------
                                                                      35,584,119
                                                                    ------------
CHEMICALS (1.8%)
E.I. du Pont de Nemours & Co.                             313,000     13,803,300
                                                                    ------------

COMMERCIAL BANKS (10.6%)
V  Bank of America Corp.                                  565,726     28,241,042
PNC Financial Services Group, Inc.                        129,700      9,269,659
U.S. Bancorp                                              442,300     13,905,912
Wachovia Corp. (a)                                        225,200     13,478,220
Wells Fargo & Co.                                         208,000     14,287,520
                                                                    ------------
                                                                      79,182,353
                                                                    ------------
COMMUNICATIONS EQUIPMENT (2.8%)
Lucent Technologies, Inc. (b)                           2,156,500      6,016,635
Motorola, Inc.                                            157,300      3,358,355
Nokia Oyj, Sponsored ADR (c)                              514,300     11,654,038
                                                                    ------------
                                                                      21,029,028
                                                                    ------------
COMPUTERS & PERIPHERALS (1.0%)
International Business Machines Corp.                      90,300      7,435,302
                                                                    ------------

DIVERSIFIED FINANCIAL SERVICES (6.8%)
V  Citigroup, Inc.                                        666,766     33,304,961
V  JPMorgan Chase & Co.                                   378,692     17,185,043
                                                                    ------------
                                                                      50,490,004
                                                                    ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (3.8%)
AT&T, Inc.                                                336,500      8,819,665
V  Verizon Communications, Inc.                           600,100     19,821,303
                                                                    ------------
                                                                      28,640,968
                                                                    ------------
ELECTRIC UTILITIES (0.8%)
FirstEnergy Corp.                                         113,100      5,735,301
                                                                    ------------
ENERGY EQUIPMENT & SERVICES (5.2%)
ENSCO International, Inc.                                 188,600     10,088,214
Pride International, Inc. (b)                             179,500      6,262,755


                                                       SHARES              VALUE
ENERGY EQUIPMENT & SERVICES (CONTINUED)
Rowan Cos., Inc.                                          244,700   $ 10,847,551
Transocean, Inc. (b)                                      139,200     11,284,944
                                                                    ------------
                                                                      38,483,464
                                                                    ------------
FOOD & STAPLES RETAILING (5.0%)
CVS Corp. (a)                                             406,000     12,066,320
Kroger Co. (The) (b)                                      584,800     11,848,048
Wal-Mart Stores, Inc.                                     303,900     13,684,617
                                                                    ------------
                                                                      37,598,985
                                                                    ------------
FOOD PRODUCTS (2.5%)
Cadbury Schweppes PLC, Sponsored ADR (a)(c)               184,400      7,368,624
General Mills, Inc.                                       236,800     11,683,712
                                                                    ------------
                                                                      19,052,336
                                                                    ------------
HEALTH CARE PROVIDERS & SERVICES (0.6%)
HCA, Inc.                                                 103,400      4,538,226
                                                                    ------------

HOUSEHOLD PRODUCTS (1.0%)
Kimberly-Clark Corp.                                      127,700      7,474,281
                                                                    ------------

INSURANCE (7.2%)
AFLAC, Inc.                                               182,700      8,685,558
Allstate Corp. (The)                                      189,600     10,710,504
Genworth Financial, Inc. Class A                          339,300     11,264,760
Hartford Financial Services Group, Inc. (The) (a)         136,900     12,585,217
Prudential Financial, Inc.                                133,000     10,391,290
                                                                    ------------
                                                                      53,637,329
                                                                    ------------
IT SERVICES (1.5%)
Computer Sciences Corp. (b)                               189,800     11,112,790
                                                                    ------------

MEDIA (5.4%)
V  Comcast Corp. Class A (b)                              563,900     17,452,705
Gannett Co., Inc.                                         137,100      7,540,500
Time Warner, Inc.                                         594,100     10,337,340
Tribune Co.                                               181,500      5,232,645
                                                                    ------------
                                                                      40,563,190
                                                                    ------------
METALS & MINING (1.9%)
Alcoa, Inc. (a)                                           115,700      3,908,346
Inco, Ltd. (a)                                            184,900     10,441,303
                                                                    ------------
                                                                      14,349,649
                                                                    ------------
MULTI-UTILITIES (1.1%)
Duke Energy Corp. (a)                                     154,500      4,499,040
Energy East Corp.                                         146,800      3,546,688
                                                                    ------------
                                                                       8,045,728
                                                                    ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 10   MainStay Value Fund           The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                       SHARES              VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS (7.2%)
Chevron Corp.                                             190,204   $ 11,606,248
ConocoPhillips                                            201,400     13,473,660
V  ExxonMobil Corp.                                       343,600     21,674,288
Kerr-McGee Corp.                                           71,866      7,176,539
                                                                    ------------
                                                                      53,930,735
                                                                    ------------
PHARMACEUTICALS (8.4%)
V  Abbott Laboratories                                    340,700     14,561,518
Bristol-Myers Squibb Co.                                  165,600      4,202,928
Johnson & Johnson                                          95,600      5,603,116
KOS Pharmaceuticals, Inc. (b)                              77,900      3,770,360
V  Pfizer, Inc.                                           983,000     24,899,390
Wyeth                                                     198,300      9,651,261
                                                                    ------------
                                                                      62,688,573
                                                                    ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.5%)
Advanced Micro Devices, Inc. (b)                          118,000      3,817,300
Intel Corp.                                               562,000     11,228,760
Texas Instruments, Inc.                                   114,800      3,984,708
                                                                    ------------
                                                                      19,030,768
                                                                    ------------
SOFTWARE (0.5%)
BMC Software, Inc. (b)                                    179,900      3,875,046
                                                                    ------------

SPECIALTY RETAIL (2.5%)
Gap, Inc. (The)                                           396,200      7,167,258
Home Depot, Inc. (The)                                    290,400     11,595,672
                                                                    ------------
                                                                      18,762,930
                                                                    ------------
THRIFTS & MORTGAGE FINANCE (3.1%)
V  PMI Group, Inc. (The) (a)                              316,500     14,606,475
Washington Mutual, Inc.                                   186,750      8,414,955
                                                                    ------------
                                                                      23,021,430
                                                                    ------------
WIRELESS TELECOMMUNICATION SERVICES (4.8%)
ALLTEL Corp.                                              188,800     12,153,056
V  Sprint Nextel Corp.                                    943,600     23,401,280
                                                                    ------------
                                                                      35,554,336
                                                                    ------------
Total Common Stocks
  (Cost $579,953,230)                                                714,656,888
                                                                    ------------
CONVERTIBLE PREFERRED STOCK (0.6%)
--------------------------------------------------------------------------------
CAPITAL MARKETS (0.6%)
Goldman Sachs Group, Inc. (The)
  6.00% Series BSKT (b)(d)                                 40,000      4,256,160
                                                                    ------------
Total Convertible Preferred Stock
  (Cost $4,000,000)                                                    4,256,160
                                                                    ------------


                                                       SHARES              VALUE
INVESTMENT COMPANIES (1.8%)
--------------------------------------------------------------------------------
Industrial Select Sector SPDR Fund (a)(e)                 169,900   $  5,866,647
Materials Select Sector SPDR Fund (a)(e)                  225,000      7,537,500
                                                                    ------------
Total Investment Companies
  (Cost $12,084,999)                                                  13,404,147
                                                                    ------------
                                                        PRINCIPAL
                                                           AMOUNT
SHORT-TERM INVESTMENTS (8.2%)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (2.9%)
American General Finance Corp.
  4.735%, due 5/3/06                                $   2,560,000      2,559,327
Banco Santander Central Hispano S.A.
  4.722%, due 5/8/06 (f)                                2,687,876      2,687,876
Charta LLC
  4.919%, due 5/30/06 (f)                               1,343,938      1,343,938
CIESCO, Inc.
  4.798%, due 5/19/06 (f)                               1,591,402      1,591,402
Den Danske Bank
  4.773%, due 5/5/06 (f)                                2,257,816      2,257,816
Fairway Finance Corp.
  4.891%, due 5/22/06 (f)                               1,612,726      1,612,726
General Electric Capital Corp.
  5.001%, due 6/26/06 (f)                               1,769,769      1,769,769
Grampian Funding LLC
  4.785%, due 5/3/06 (f)                                1,343,938      1,343,938
Greyhawk Funding
  4.878%, due 5/18/06 (f)                               1,602,565      1,602,565
Jupiter Securitization Corp.
  4.834%, due 5/3/06 (f)                                  696,684        696,684
Lexington Parker Capital Co.
  4.914%, due 5/16/06 (f)                               1,067,468      1,067,468
Liberty Street Funding Co.
  4.87%, due 5/18/06 (f)                                1,064,287      1,064,287
Rabobank USA Finance Corp.
  4.81%, due 5/1/06                                     2,075,000      2,075,000
                                                                    ------------
Total Commercial Paper
  (Cost $21,672,796)                                                  21,672,796
                                                                    ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    11


                                                           SHARES          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
INVESTMENT COMPANY (0.3%)
BGI Institutional Money Market Fund (f)                 2,029,059   $  2,029,059
                                                                    ------------
Total Investment Company
  (Cost $2,029,059)                                                    2,029,059
                                                                    ------------
                                                        PRINCIPAL
                                                           AMOUNT
REPURCHASE AGREEMENT (0.1%)
Morgan Stanley & Co. 4.98%, dated 4/28/06 due
  5/1/06 Proceeds at Maturity $841,343
  (Collateralized by various bonds with a
  Principal Amount of $872,425 and a Market Value
  of $865,857) (f)                                  $     840,994        840,994
                                                                    ------------
Total Repurchase Agreement
  (Cost $840,994)                                                        840,994
                                                                    ------------
TIME DEPOSITS (4.9%)
Abbey National PLC
  4.78%, due 5/9/06 (f)                                 2,687,876      2,687,876
ABN Amro Bank N.V.
  4.84%, due 5/19/06 (f)                                2,687,876      2,687,876
Banco Bilbao Vizcaya Argentaria S.A.
  4.905%, due 5/24/06 (f)                               2,150,301      2,150,301
Bank of America
  4.77%, due 5/26/06 (f)(g)                             2,687,876      2,687,876
Bank of Montreal
  4.78%, due 5/8/06 (f)                                 2,687,876      2,687,876
Bank of Nova Scotia
  4.78%, due 5/10/06 (f)                                2,069,665      2,069,665
Barclays
  4.95%, due 6/20/06 (f)                                2,150,301      2,150,301
BNP Paribas
  4.80%, due 5/12/06 (f)                                2,687,876      2,687,876

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
TIME DEPOSITS (CONTINUED)
Calyon
  4.955%, due 6/19/06 (f)                           $   2,687,876   $  2,687,876
Credit Suisse First Boston Corp.
  4.91%, due 6/5/06 (f)                                 2,687,876      2,687,876
Fortis Bank
  4.77%, due 5/9/06 (f)                                 2,687,876      2,687,876
Nordea Bank Finland PLC
  5.00%, due 6/27/06 (f)                                2,687,876      2,687,876
Societe Generale
  4.73%, due 5/9/06 (f)                                 2,687,876      2,687,876
UBS AG
  4.77%, due 5/4/06 (f)                                 3,494,239      3,494,239
                                                                    ------------
Total Time Deposits
  (Cost $36,743,266)                                                  36,743,266
                                                                    ------------
Total Short-Term Investments
  (Cost $61,286,115)                                                  61,286,115
                                                                    ------------
Total Investments
  (Cost $657,324,344) (i)                                   106.3%   793,603,310(j)
Liabilities in Excess of
  Cash and Other Assets                                      (6.3)   (46,784,125)
                                                    -------------   ------------
Net Assets                                                  100.0%  $746,819,185
                                                    =============   ============
                                                        NUMBER OF
                                                    CONTRACTS (H)
WRITTEN CALL OPTION (0.0%)++
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES (0.0%)++
Pride International, Inc.
  Strike Price $35.00
  Expire 5/20/06                                           (1,791)      (223,875)
                                                                    ------------
Total Written Call Option
  (Premium Received $206,417)                                           (223,875)
                                                                    ============

 12   MainStay Value Fund           The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

++   Less than one tenth of a percent.
(a)  Represents security, or a portion thereof, which is out on loan.
(b)  Non-income producing security.
(c)  ADR--American Depositary Receipt.
(d)  Synthetic Convertible--An equity-linked security issued by an entity other than the issuer of the underlying
     equity instrument. The underlying equity investment
     represents a basket of securities comprised of ENSCO
     International, Inc., GlobalSantaFe Corp., Rowan Cos.,
     Inc. and Transocean, Inc..
(e)  Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(f)  Represents security, or a portion thereof, purchased
     with cash collateral received for securities on loan.
(g)  Floating rate. Rate shown is the rate in effect at April
     30, 2006.
(h)  One contract relates to 100 shares.
(i)  The cost for federal income tax purposes is
     $659,914,566.
(j)  At April 30, 2006 net unrealized appreciation was
     $133,688,744, based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $142,067,769 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $8,379,025.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2006 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $657,324,344) including
  $54,768,487 market value of securities
  loaned                                        $793,603,310
Cash                                                   2,874
Receivables:
  Investment securities sold                       9,741,982
  Dividends and interest                           1,693,067
  Fund shares sold                                   205,616
Other assets                                          68,078
                                                -------------
    Total assets                                 805,314,927
                                                -------------
LIABILITIES:
Written options, at value (premium $206,417)         223,875
Securities lending collateral                     56,651,788
Payables:
  Transfer agent                                     481,434
  Manager                                            345,994
  Fund shares redeemed                               327,676
  NYLIFE Distributors                                293,813
  Trustees                                            14,657
  Custodian                                           14,493
Accrued expenses                                     142,012
                                                -------------
    Total liabilities                             58,495,742
                                                -------------
Net assets                                      $746,819,185
                                                =============
COMPOSITION OF NET ASSETS:
Share of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized:
  Class A                                       $    223,192
  Class B                                             98,995
  Class C                                              5,899
  Class I                                                  1
  Class R1                                                 1
  Class R2                                             5,811
Additional paid-in capital                       568,467,400
Accumulated undistributed net investment
  income                                           1,528,884
Accumulated net realized gain on investments
  and written option transactions                 40,227,494
Net unrealized appreciation on investments and
  written option transactions                    136,261,508
                                                -------------
Net assets                                      $746,819,185
                                                =============
CLASS A
Net assets applicable to outstanding shares     $500,208,263
                                                =============
Shares of beneficial interest outstanding         22,319,201
                                                =============
Net asset value per share outstanding           $      22.41
Maximum sales charge (5.50% of offering price)          1.30
                                                -------------
Maximum offering price per share outstanding    $      23.71
                                                =============
CLASS B
Net assets applicable to outstanding shares     $220,482,983
                                                =============
Shares of beneficial interest outstanding          9,899,496
                                                =============
Net asset value and offering price per share
  outstanding                                   $      22.27
                                                =============
CLASS C
Net assets applicable to outstanding shares     $ 13,138,203
                                                =============
Shares of beneficial interest outstanding            589,920
                                                =============
Net asset value and offering price per share
  outstanding                                   $      22.27
                                                =============
CLASS I
Net assets applicable to outstanding shares     $      1,281
                                                =============
Shares of beneficial interest outstanding                 57
                                                =============
Net asset value and offering price per share
  outstanding                                   $      22.38
                                                =============
CLASS R1
Net assets applicable to outstanding shares     $      1,279
                                                =============
Shares of beneficial interest outstanding                 57
                                                =============
Net asset value and offering price per share
  outstanding                                   $      22.38
                                                =============
CLASS R2
Net assets applicable to outstanding shares     $ 12,987,176
                                                =============
Shares of beneficial interest outstanding            581,140
                                                =============
Net asset value and offering price per share
  outstanding                                   $      22.35
                                                =============

 14   MainStay Value Fund           The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2006 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                  $ 8,163,364
  Interest                                           465,503
  Income from securities loaned--net                  72,954
                                                 ------------
    Total income                                   8,701,821
                                                 ------------
EXPENSES:
  Manager                                          2,259,395
  Distribution--Class B                            1,266,282
  Distribution--Class C                               48,441
  Transfer agent--Classes A, B and C               1,033,448
  Transfer agent--Classes I, R1 and R2                11,647
  Distribution/Service--Class A                      454,947
  Service--Class B                                   422,094
  Service--Class C                                    16,147
  Distribution/Service--Class R2                      15,835
  Professional                                       159,062
  Registration                                        72,005
  Shareholder communication                           61,490
  Recordkeeping                                       49,585
  Trustees                                            25,209
  Custodian                                           21,701
  Shareholder service fee--Class R1                        1
  Shareholder service fee--Class R2                    6,334
  Miscellaneous                                       20,576
                                                 ------------
    Total expenses before reimbursement            5,944,199
  Expense reimbursement from Manager                (303,074)
  Reimbursement from Manager for audit and
    legal costs (See Note 3(B) on page 22.)          (72,153)
                                                 ------------
    Net expenses                                   5,568,972
                                                 ------------
Net investment income                              3,132,849
                                                 ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
WRITTEN OPTIONS:
Net realized gain on:
  Security transactions                           42,630,957
  Written option transactions                        186,825
                                                 ------------
Net realized gain on investments and written
  option transactions                             42,817,782
                                                 ------------
Net increase from payments from Manager for
  losses attributable to shareholder trading
  arrangements (See Note 3(B) on page 22.)           374,000
                                                 ------------
Net change in unrealized appreciation
  (depreciation) on:
  Security transactions                           37,315,976
  Written option contracts                           (17,458)
                                                 ------------
Net change in unrealized appreciation
  (depreciation) on investments and written
  option contracts                                37,298,518
                                                 ------------
Net realized and unrealized gain on investments
  and written options transactions                80,490,300
                                                 ------------
Net increase in net assets resulting from
  operations                                     $83,623,149
                                                 ============

(a) Dividends recorded net of foreign withholding taxes in the amount of $61,812.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    15

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2006 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2005

                                              2006            2005
INCREASE IN NET ASSETS:
Operations:
 Net investment income               $   3,132,849   $   1,629,999
 Net realized gain on investments
  and written option transactions       42,817,782      46,954,014
 Net increase from payments from
  Manager for losses attributable
  to shareholder trading
  arrangements (See Note 3(B) on
  page 22.)                                374,000              --
 Net change in unrealized
  appreciation (depreciation) on
  investments and written option
  transactions                          37,298,518      16,718,167
                                     -----------------------------
 Net increase in net assets
  resulting from operations             83,623,149      65,302,180
                                     -----------------------------

Dividends and distributions to shareholders:
 From net investment income:
   Class A                              (1,700,578)     (1,050,747)
   Class B                                (639,271)       (414,484)
   Class C                                 (22,539)        (10,045)
   Class I                                      (8)            (15)
   Class R1                                     (8)            (15)
   Class R2                                (65,809)        (68,181)
 From net realized gain on investments:
   Class A                                (155,358)             --
   Class B                                (680,455)             --
   Class C                                 (15,559)             --
   Class I                                      (1)             --
   Class R1                                     (1)             --
   Class R2                                (15,001)             --
                                     -----------------------------
 Total dividends and distributions
  to shareholders                       (3,294,588)     (1,543,487)
                                     -----------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                             367,248,960      23,332,176
   Class B                               8,628,079      23,902,999
   Class C                                 901,165       1,540,402
   Class R2                              2,455,717      13,525,728

                                              2006            2005
 Net asset value of shares issued in connection
  with acquisition of Mainstay Research Value
  Fund:
   Class A                           $          --   $  23,895,074
   Class B                                      --      25,696,672
   Class C                                      --      11,981,177
 Net asset value of shares issued to shareholders
  in reinvestment of dividends and distributions:
   Class A                               1,790,154       1,006,351
   Class B                               1,270,901         400,464
   Class C                                  17,253           4,201
   Class I                                       9              15
   Class R1                                      9              15
   Class R2                                 80,784          68,208
                                     -----------------------------
                                       382,393,031     125,353,482
 Cost of shares redeemed:
   Class A                             (38,712,491)    (49,421,869)
   Class B                            (386,067,621)   (105,014,067)
   Class C                              (2,774,627)     (4,965,790)
   Class R2                             (2,318,105)     (7,672,682)
                                     -----------------------------
                                      (429,872,844)   (167,074,408)
   Decrease in net assets derived
    from capital share transactions    (47,479,813)    (41,720,926)
                                     -----------------------------
   Net increase in net assets           32,848,748      22,037,767

NET ASSETS:
Beginning of period                    713,970,437     691,932,670
                                     -----------------------------
End of period                        $ 746,819,185   $ 713,970,437
                                     =============================
Accumulated undistributed net
 investment income at end of period  $   1,528,884   $     824,248
                                     =============================

 16   MainStay Value Fund           The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                    www.mainstayfunds.com     17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                    CLASS A
                                         -------------------------------------------------------------
                                                                                        JANUARY 1,
                                         SIX MONTHS                                        2003*
                                           ENDED                  YEAR ENDED              THROUGH
                                         APRIL 30,               OCTOBER 31,            OCTOBER 31,
                                           2006**             2005          2004           2003
Net asset value at beginning of period    $  20.09          $  18.39      $  16.56       $  14.13
                                         ----------         --------      --------      -----------
Net investment income                         0.14(a)           0.16(a)       0.14(a)        0.11
Net realized and unrealized gain (loss)
  on investments                              2.32              1.70          1.74           2.42
                                         ----------         --------      --------      -----------
Total from investment operations              2.46              1.86          1.88           2.53
                                         ----------         --------      --------      -----------
Less dividends and distributions:
  From net investment income                 (0.12)            (0.16)        (0.05)         (0.10)
  Return of capital                             --                --            --             --
  From net realized gain on investments      (0.02)               --            --             --
                                         ----------         --------      --------      -----------
Total dividends and distributions            (0.14)            (0.16)        (0.05)         (0.10)
                                         ----------         --------      --------      -----------
Net asset value at end of period          $  22.41          $  20.09      $  18.39       $  16.56
                                         ==========         ========      ========      ===========
Total investment return (b)                  12.29%(d)(f)(g)    10.13%       11.36%         18.02%(d)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                     1.32%(e)+         0.82%         0.77%          0.93%+
    Net expenses                              1.17%+            1.21%         1.30%          1.38%+
    Expenses (before reimbursement)           1.27%+            1.28%         1.30%          1.38%+
Portfolio turnover rate                         26%               43%           53%            47%
Net assets at end of period (in 000's)    $500,208          $128,918      $118,818       $112,745

                                                       CLASS A
                                         ------------------------------------

                                               YEAR ENDED DECEMBER 31,
                                           2002          2001          2000
Net asset value at beginning of period   $  18.52      $  19.12      $  18.18
                                         --------      --------      --------
Net investment income                        0.12          0.19          0.15
Net realized and unrealized gain (loss)
  on investments                            (4.23)        (0.52)         1.96
                                         --------      --------      --------
Total from investment operations            (4.11)        (0.33)         2.11
                                         --------      --------      --------
Less dividends and distributions:
  From net investment income                (0.11)        (0.19)        (0.15)
  Return of capital                            --            --         (0.11)
  From net realized gain on investments     (0.17)        (0.08)        (0.91)
                                         --------      --------      --------
Total dividends and distributions           (0.28)        (0.27)        (1.17)
                                         --------      --------      --------
Net asset value at end of period         $  14.13      $  18.52      $  19.12
                                         ========      ========      ========
Total investment return (b)                (22.16%)       (1.74%)       11.89%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                    0.82%         0.99%         0.73%
    Net expenses                             1.30%         1.20%         1.20%
    Expenses (before reimbursement)          1.30%         1.20%         1.20%
Portfolio turnover rate                        66%           88%           92%
Net assets at end of period (in 000's)   $101,999      $141,703      $113,111

                                                                                  CLASS C
                                         -----------------------------------------------------------------------------------------
                                                                                  JANUARY 1,
                                         SIX MONTHS                                  2003*
                                           ENDED             YEAR ENDED             THROUGH
                                         APRIL 30,           OCTOBER 31,          OCTOBER 31,          YEAR ENDED DECEMBER 31,
                                           2006**         2005         2004          2003           2002         2001        2000
Net asset value at beginning of period    $ 19.96        $ 18.28      $16.55        $14.13         $ 18.53      $19.12      $18.09
                                         ----------      -------      ------      -----------      -------      ------      ------
Net investment income                        0.05(a)        0.02(a)     0.00(a)(c)     0.02           0.01        0.04        0.01
Net realized and unrealized gain (loss)
  on investments                             2.32           1.67        1.75          2.42           (4.23)      (0.51)       1.95
                                         ----------      -------      ------      -----------      -------      ------      ------
Total from investment operations             2.37           1.69        1.75          2.44           (4.22)      (0.47)       1.96
                                         ----------      -------      ------      -----------      -------      ------      ------
Less dividends and distributions:
  From net investment income                (0.04)         (0.01)      (0.02)        (0.02)          (0.01)      (0.04)      (0.01)
  Return of capital                            --             --          --            --              --          --       (0.01)
  From net realized gain on investments     (0.02)            --          --            --           (0.17)      (0.08)      (0.91)
                                         ----------      -------      ------      -----------      -------      ------      ------
Total dividends and distributions           (0.06)         (0.01)      (0.02)        (0.02)          (0.18)      (0.12)      (0.93)
                                         ----------      -------      ------      -----------      -------      ------      ------
Net asset value at end of period          $ 22.27        $ 19.96      $18.28        $16.55         $ 14.13      $18.53      $19.12
                                         ==========      =======      ======      ===========      =======      ======      ======
Total investment return (b)                 11.90%(d)(f)(g)    9.27%   10.56%        17.26%(d)      (22.76%)     (2.45%)     11.05%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income (loss)             0.48%(e)+      0.07%       0.02%         0.18%+          0.07%       0.24%      (0.02%)
    Net expenses                             1.92%+         1.96%       2.05%         2.13%+          2.05%       1.95%       1.95%
    Expenses (before reimbursement)          2.02%+         2.03%       2.05%         2.13%+          2.05%       1.95%       1.95%
Portfolio turnover rate                        26%            43%         53%           47%             66%         88%         92%
Net assets at end of period (in 000's)    $13,138        $13,555      $4,418        $3,095         $ 2,336      $1,631      $  774

*    The Fund changed its fiscal year end from December 31 to October 31.
**   Unaudited.
***  Commencement of operations.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive to sales charges. Class I, R1 and R2 are not subject to sales charges.
(c)  Less than one cent per share.
(d)  Total return is not annualized.
(e)  The difference between the net investment income ratio by class does not equal the difference between the net expense ratio by class due to the timing of purchases and redemptions of Fund shares in relation to the recognition of income of the Fund.
(f)  Includes nonrecurring reimbursements from Manager for audit and legal costs. There was no effect on total return. (See Note 3(B) on page 22.)
(g)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager reimbursement of such losses were 0.05%. (See Note 3(B) on page 22.)

 18   MainStay Value Fund           The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                               CLASS B
-----------------------------------------------------------------------------------------------------
                                                JANUARY 1,
    SIX MONTHS                                     2003*
      ENDED               YEAR ENDED              THROUGH
    APRIL 30,            OCTOBER 31,            OCTOBER 31,            YEAR ENDED DECEMBER 31,
      2006**          2005          2004           2003            2002          2001          2000
     $  19.96       $  18.28      $  16.55       $  14.13        $  18.53      $  19.12      $  18.09
    ----------      --------      --------      -----------      --------      --------      --------
         0.04(a)        0.01(a)       0.00(a)(c)      0.02           0.01          0.04          0.01
         2.33           1.68          1.75           2.42           (4.23)        (0.51)         1.95
    ----------      --------      --------      -----------      --------      --------      --------
         2.37           1.69          1.75           2.44           (4.22)        (0.47)         1.96
    ----------      --------      --------      -----------      --------      --------      --------
        (0.04)         (0.01)        (0.02)         (0.02)          (0.01)        (0.04)        (0.01)
           --             --            --             --              --            --         (0.01)
        (0.02)            --            --             --           (0.17)        (0.08)        (0.91)
    ----------      --------      --------      -----------      --------      --------      --------
        (0.06)         (0.01)        (0.02)         (0.02)          (0.18)        (0.12)        (0.93)
    ----------      --------      --------      -----------      --------      --------      --------
     $  22.27       $  19.96      $  18.28       $  16.55        $  14.13      $  18.53      $  19.12
    ==========      ========      ========      ===========      ========      ========      ========
        11.90%(d)(f)(g)     9.27%    10.56%         17.26%(d)      (22.76%)       (2.45%)       11.05%
         0.37%(e)+      0.07%         0.02%          0.18%+          0.07%         0.24%        (0.02%)
         1.92%+         1.96%         2.05%          2.13%+          2.05%         1.95%         1.95%
         2.02%+         2.03%         2.05%          2.13%+          2.05%         1.95%         1.95%
           26%            43%           53%            47%             66%           88%           92%
     $220,483       $560,139      $563,838       $560,740        $517,050      $753,299      $819,003

                      CLASS I                                           CLASS R1                          CLASS R2
    --------------------------------------------      --------------------------------------------      -------------
                                     JANUARY 2,                                        JANUARY 2,
    SIX MONTHS                         2004***        SIX MONTHS                         2004***        SIX MONTHS
      ENDED         YEAR ENDED         THROUGH          ENDED         YEAR ENDED         THROUGH          ENDED
    APRIL 30,       OCTOBER 31,      OCTOBER 31,      APRIL 30,       OCTOBER 31,      OCTOBER 31,      APRIL 30,
      2006**           2005             2004            2006**           2005             2004            2006**
      $20.06          $18.43           $17.86           $20.05          $18.42           $17.86          $ 20.01
    ----------      -----------      -----------      ----------      -----------      -----------      ----------
        0.17(a)         0.21(a)          0.09(a)          0.16(a)         0.21(a)          0.07(a)          0.13(a)
        2.32            1.69             0.48             2.33            1.69             0.49             2.34
    ----------      -----------      -----------      ----------      -----------      -----------      ----------
        2.49            1.90             0.57             2.49            1.90             0.56             2.47
    ----------      -----------      -----------      ----------      -----------      -----------      ----------
       (0.15)          (0.27)              --            (0.14)          (0.27)              --            (0.11)
       (0.02)             --               --            (0.02)             --               --            (0.02)
    ----------      -----------      -----------      ----------      -----------      -----------      ----------
       (0.17)          (0.27)              --            (0.16)          (0.27)              --            (0.13)
    ----------      -----------      -----------      ----------      -----------      -----------      ----------
      $22.38          $20.06           $18.43           $22.38          $20.05           $18.42          $ 22.35
    ==========      ===========      ===========      ==========      ===========      ===========      ==========
       12.47%(d)(f)(g)    10.36%         3.19%(d)        12.47%(d)(f)(g)    10.31%         3.14%(d)        12.41%(d)(f)(g)
        1.57%(e)+       1.13%            1.11%+           1.48%(e)+       1.03%            1.01%+           1.23%(e)+
        0.82%+          0.90%            0.96%+           0.92%+          1.00%            1.06%+           1.17%+
        0.92%+          0.97%            0.96%+           1.02%+          1.07%            1.06%+           1.27%+
          26%             43%              53%              26%             43%              53%              26%
      $    1          $    1           $    1           $    1          $    1           $    1          $12,987

               CLASS R2
     ----------------------------
                      JANUARY 2,
                        2004***
     YEAR ENDED         THROUGH
     OCTOBER 31,      OCTOBER 31,
        2005             2004
       $ 18.38          $17.86
     -----------      -----------
          0.16(a)         0.12(a)
          1.67            0.40
     -----------      -----------
          1.83            0.52
     -----------      -----------
         (0.20)             --
            --              --
     -----------      -----------
         (0.20)             --
     -----------      -----------
       $ 20.01          $18.38
     ===========      ===========
         10.02%           2.91%(d)
          0.79%           0.76%+
          1.24%           1.31%+
          1.31%           1.31%+
            43%             53%
       $11,356          $4,856

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    19

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises nineteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Value Fund (the "Fund"), a diversified fund.

The Fund currently offers six classes of shares. Class A shares, Class B shares, Class C shares, Class I shares, Class R1 shares and Class R2 shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class I, Class R1 and Class R2 shares are not subject to a sales charge. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Distribution of Class I shares, Class R1 shares and R2 shares commenced on January 2, 2004. The six classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation, and other rights and conditions except that Class B shares and Class C shares are subject to higher distribution fee rates than Class A shares and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares and Class R1 shares are not subject to a distribution or service fee. Class R1 and Class R2 shares are authorized to pay to New York Life Investment Management LLC, its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R1 or Class R2 shares, a shareholder service fee.

The Fund's investment objective is to realize maximum long-term total return from a combination of capital growth and income.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed in good faith by Board of Trustees to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's principal market is temporarily closed at a time when under normal conditions it would be open. At April 30, 2006, the Fund did not hold securities that were valued in such manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on

 20   MainStay Value Fund
the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted and unrealized appreciation or depreciation is recorded to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, in exchange for the premium, the Fund foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase but, as long as the obligation as a writer continues, have retained the risk of loss should the price of the underlying security decline. By writing a covered put option, the Fund, in exchange for the premium, accepts the risk of decline in the market value of the underlying security or foreign currency below the exercise price. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of an option. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written, in a segregated account with its custodian.

The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security it anticipates purchasing. The Fund may purchase put options on its securities to protect against a decline in the value of the security or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

(H) SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (See Note 5 on page 23.)

(I) INDEMNIFICATIONS. In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and indirect wholly-owned subsidiary of New York Life acts as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund.

                                                    www.mainstayfunds.com     21

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual percentage of the Fund's average daily net assets as follows: 0.72% on assets up to $200 million, 0.65% on assets from $200 million to $500 million and 0.50% on assets in excess of $500 million. The Manager has entered into a written expense limitation agreement, under which the Manager has agreed to reimburse the expenses of the Fund so that the total ordinary operating expenses (total annual fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed, on an annualized basis, 1.17% of the average daily net assets of the Class A shares. An equivalent reimbursement, in an equal amount of basis points, will be applied to the other share classes. The Manager, within three years of incurring such expenses, may recoup the amount of any management fee waiver or expense reimbursement from the Fund pursuant to this agreement if such recoupment does not cause the Fund to exceed existing expense limitations. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. For the six months ended April 30, 2006, the Manager earned fees from the Fund in the amount of $2,259,395 and waived its fee and/or reimbursed expenses in the amount of $303,074.

As of April 30, 2006 the amounts of waived or reimbursed fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

               OCTOBER 31,
        2008                  2009               TOTAL
      $235,721              $303,074            $538,795
-------------------------------------------------------------

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and the Subadvisor, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.36% of the Fund's average daily net assets on assets up to $200 million, 0.325% on assets from $200 million to $500 million and 0.25% on assets in excess of $500 million. To the extent the Manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

(B) PAYMENTS FROM AFFILIATES. NYLIM reimbursed or paid all expenses relating to the Board of Trustees' review of fund trading as described in the footnote relating to "Other Matters." (See page 24)

The total costs associated were approximately $821,000 and included payments to certain third party service providers. The amount that was reimbursed to the Value Fund is $72,153.

Additional payments were made by affiliates relating to the Trustees review of certain shareholder trading matters. Further discussion regarding these payments by affiliates can be found below in the footnote relating to "Other Matters."

The reimbursement amount as well as the additional payment made by NYLIM are disclosed in the Statement of Operations as expenses reimbursed and net increase from payments for losses attributable to shareholder trading arrangements. This reimbursement and payment impacted the expenses and/or net investment income ratios as well as the total return calculations included in the financial highlights and in the performance tables and expense charts in this report.

(C) DISTRIBUTION, SERVICE AND SHAREHOLDER SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to Class A, Class B, Class C, and Class R2 shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A and Class R2 Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A and Class R2 shares, which is an expense of the Class A and Class R2 shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund. Class I and Class R1 shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

The Fund has adopted a shareholder services plan with respect to Class R1 and Class R2 shares. Under the terms of this plan, Class R1 and Class R2 shares are authorized to pay to NYLIM, its affiliates, or independent third-party providers, as compensation for services rendered, a shareholder services fee at the rate of 0.10% of the average daily net assets of the Fund's Class R1 and R2 shares.

(D) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $32,112 for the six months ended April 30, 2006. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $1,472, $122,249 and $701, respectively, for the six months ended April 30, 2006.

 22   MainStay Value Fund

(E) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund for the six months ended April 30, 2006, amounted to $1,045,095

(F) NON-INTERESTED TRUSTEES FEES. Non-Interested Trustees are paid an annual retainer fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual retainer fee of $20,000. The Audit and Compliance Committee Chairman receives an additional $2,000 for each meeting of the Audit and Compliance Committee attended and the Chairpersons of the Brokerage and Expense Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the respective Committee meetings attended. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus, the Fund only pays a portion of the fees identified above.

(G) CAPITAL. At April 30, 2006 New York Life and its affiliates held shares of Class R1 with net values of $1,279. This represents 100% of Class R1 shares' net assets and 0% of the Fund's total net assets at April 30, 2006.

(H) OTHER. Pursuant to the Management Agreement, fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $9,931 for the six months ended April 30, 2006.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $49,585 for the six months ended April 30, 2006.

NOTE 4--FEDERAL INCOME TAX:

The Fund utilized $46,208,785 of capital loss carryforwards during the year ended October 31, 2005.

The tax character of distributions paid during the year ended October 31, 2005, shown in the Statement of Changes in Net Assets, were as follows:

                                                     2005
Distributions paid from:
  Ordinary Income                              $1,543,487
---------------------------------------------------------

NOTE 5--FUND SECURITIES LOANED AND WRITTEN OPTIONS:

As of April 30, 2006, the Fund had securities on loan with an aggregate market value of $54,768,487. The Fund received $56,651,788 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Securities purchased with collateral received are valued at amortized cost.

Written option activity for the six months ended April 30, 2006 was as follows:

                                           NUMBER OF
                                           CONTRACTS            PREMIUM
Options Outstanding at October
  31, 2005                                        --    $            --
-----------------------------------------------------------------------
Options Written                              179,100            206,417
-----------------------------------------------------------------------
Options Expired                                   --                 --
-----------------------------------------------------------------------
Options Outstanding at April 30,
  2006                                       179,100    $       206,417
-----------------------------------------------------------------------

NOTE 6--CUSTODIAN:

Investors Bank & Trust Company is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The Funds pay a commitment fee, at an annual rate of .070% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the six months ended April 30, 2006.

                                                    www.mainstayfunds.com     23

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):
During the six months ended April 30, 2006, purchases and sales of securities, other than short-term securities, were $185,141 and $199,602 respectively.

NOTE 9--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                              SIX MONTHS ENDED
                                              APRIL 30, 2006*
                                        CLASS A   CLASS B            CLASS C
Shares sold                          17,625          406             42
----------------------------------------------------------------------------
Shares issued in
  reinvestment of dividend
  and distributions                      83           61              1
----------------------------------------------------------------------------
                                     17,708          467             43
----------------------------------------------------------------------------
Shares redeemed                      (1,807)      (18,628)         (132)
----------------------------------------------------------------------------
Net increase (decrease)              15,901       (18,161)          (89)
----------------------------------------------------------------------------

                                                SIX MONTHS ENDED
                                                 APRIL 30, 2006*
                                      CLASS I           CLASS R1           CLASS R2
Shares sold                                --                 --                119
-----------------------------------------------------------------------------------
Shares issued in
  reinvestment of dividend
  and distributions                        --                 --                  4
-----------------------------------------------------------------------------------
                                           --                 --                123
-----------------------------------------------------------------------------------
Shares redeemed                            --                 --               (109)
-----------------------------------------------------------------------------------
Net increase                               --                 --                 14
-----------------------------------------------------------------------------------

                                                   YEAR ENDED
                                                OCTOBER 31, 2005
                                      CLASS A            CLASS B            CLASS C
Shares sold                             1,181              1,222                 79
-----------------------------------------------------------------------------------
Shares issued in
  connection with
  acquisition of MainStay
  Research Value Fund (b)               1,214              1,308                610
-----------------------------------------------------------------------------------
Shares issued in
  reinvestment of dividend
  and distributions                        51                 20                 --(a)
-----------------------------------------------------------------------------------
                                        2,446              2,550                689
-----------------------------------------------------------------------------------
Shares redeemed                        (2,491)            (5,341)              (252)
-----------------------------------------------------------------------------------
Net increase (decrease)                   (45)            (2,791)               437
-----------------------------------------------------------------------------------

                                                   YEAR ENDED
                                                OCTOBER 31, 2005
                                      CLASS I           CLASS R1           CLASS R2
Shares sold                                --                 --                688
-----------------------------------------------------------------------------------
Shares issued in
  reinvestment of dividend
  and distributions                        --(a)              --(a)               3
-----------------------------------------------------------------------------------
                                           --(a)              --(a)             691
-----------------------------------------------------------------------------------
Shares redeemed                            --                 --               (388)
-----------------------------------------------------------------------------------
Net increase                               --(a)              --(a)             303
-----------------------------------------------------------------------------------

*    Unaudited.
(a)  Less than one-thousand.
(b)  On February 4, 2005, and pursuant to shareholder approval, the assets of the MainStay
     Research Value Fund were acquired by the Fund.

NOTE 10--OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises have cooperated fully and completed responding to these requests. As previously reported in response to those requests for information and, as noted in the notes to the year-end 2004 and 2005 financial statements of each fund of the Trust, NYLIM had been a party to arrangements with certain registered representatives of broker-dealers relating to the level of trading by clients of those registered representatives in shares of certain funds of the Trust. All such arrangements were terminated by the fourth quarter of 2003. NYLIM and the Trustees of the Trust have reviewed the possible dilutive effects that transactions under those arrangements and certain other levels of trading by fund shareholders over the period from 1999 to 2003 may have had on the funds. As a result of this review, in December 2005, NYLIM made payments totaling $5.882 million to nine MainStay funds. The amount paid to the MainStay Value Fund was $374,000. NYLIM has reimbursed or paid all expenses relating to the Board of Trustees' review of this matter, as well as substantially all of the costs associated with the other regulatory matters described in this note.

In a separate matter, the Securities and Exchange Commission Staff has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that fund, as well as the related guarantee disclosure to fund shareholders. Discussions have been held with the Securities and Exchange Commission concerning a possible resolution of this matter. There can be no assurance of the outcome of these efforts.

 24   MainStay Value Fund

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investment Management LLC ("NYLIM") uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-202-551-5850); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.
SPECIAL MEETING OF SHAREHOLDERS
Pursuant to notice, a special meeting and three adjournment meetings (pertaining only to certain Funds) of the shareholders of The MainStay Funds (the "Trust") were held on March 27, April 17, May 8, and June 8, 2006, respectively, at the Parsippany, New Jersey offices of New York Life Investment Management LLC. The purpose of the meetings was to present the following proposals for shareholder consideration:
1. To elect the following individuals to the Board of Trustees of the Trust;
  - Charlynn Goins
  - Edward J. Hogan
  - Alan R. Latshaw
  - Terry L. Lierman
  - John B. McGuckian
  - Donald E. Nickelson
  - Richard S. Trutanic
  - Gary E. Wendlandt (Interested Trustee)

There are no other Trustees of the Trust.

2. To grant the Trust the approval to enter into and materially amend agreements with Subadvisors on behalf of one or more of the Funds without obtaining shareholder approval; and

3. To approve the amendment of certain fundamental investment restrictions.

No other business came before the special meetings.

Each of the proposals listed above was passed by the shareholders of the Fund as shown below.

                                                VOTES      VOTES
VALUE FUND                       VOTES FOR     AGAINST   WITHHELD       TOTAL
PROPOSAL #1-ELECTION OF TRUSTEES
--------------------------------------------------------------------------------
a. Charlynn Goins               15,946,602            0  1,416,553   17,363,155
--------------------------------------------------------------------------------
b. Edward J. Hogan              15,945,183            0  1,417,973   17,363,156
--------------------------------------------------------------------------------
c. Alan R. Latshaw              15,923,556            0  1,439,600   17,363,156
--------------------------------------------------------------------------------
d. Terry L. Lierman             15,936,108            0  1,427,047   17,363,155
--------------------------------------------------------------------------------
e. John B. McGuckian            15,927,444            0  1,435,712   17,363,156
--------------------------------------------------------------------------------
f. Donald E. Nickelson          15,938,732            0  1,424,423   17,363,155
--------------------------------------------------------------------------------
g. Richard S. Trutanic          15,937,713            0  1,425,443   17,363,156
--------------------------------------------------------------------------------
h. Gary E Wendlandt             15,942,435            0  1,420,720   17,363,155
--------------------------------------------------------------------------------
PROPOSAL #2-APPROVAL TO ENTER INTO AND MATERIALLY AMEND AGREEMENTS
--------------------------------------------------------------------------------
                                12,854,431      382,518  1,281,637   14,518,586
--------------------------------------------------------------------------------
PROPOSAL #3-AMENDMENT TO CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------
a. Borrowing                    12,883,225      362,668  1,272,693   14,518,586
--------------------------------------------------------------------------------
b. Senior Securities            12,914,564      316,448  1,287,574   14,518,586
--------------------------------------------------------------------------------
c. Underwriting Securities      12,923,421      311,534  1,283,631   14,518,586
--------------------------------------------------------------------------------
d. Real Estate                  12,898,042      334,219  1,286,325   14,518,586
--------------------------------------------------------------------------------
e. Commodities                  12,877,565      358,428  1,282,593   14,518,586
--------------------------------------------------------------------------------
f. Making Loans                 12,868,240      365,931  1,284,415   14,518,586
--------------------------------------------------------------------------------
g. Concentration of
  Investments                   12,911,355      326,393  1,280,838   14,518,586
--------------------------------------------------------------------------------
h. Diversification              12,938,102      301,050  1,279,434   14,518,586
--------------------------------------------------------------------------------

This resulted in approval of the proposals.

                                                    www.mainstayfunds.com     25

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, as of July 1, 2006, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the Trustees then in office will call a shareholder meeting for the election of Trustees, or
(2) his or her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

        GARY E.           Indefinite; Chairman   Chairman and Manager, New York Life               62           Chairman and
        WENDLANDT         since 2002, Chief      Investment Management LLC (including                           Director,
        10/8/50           Executive Officer      predecessor advisory organizations) and                        MainStay VP
                          (2004 to June 2006),   New York Life Investment Management                            Series Fund,
                          and Trustee since      Holdings LLC; Chief Executive Officer,                         Inc.
                          2000                   New York Life Investment Management LLC
                                                 and New York Life Investment Management
                                                 Holdings LLC (2000 to June 2006); Senior
                                                 Executive Vice President for Investment
                                                 and Finance, New York Life Insurance
                                                 Company (since July 2006); Executive
                                                 Vice President, New York Life Insurance
                                                 Company (1999 to June 2006); Executive
                                                 Vice President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC,
                                                 Madison Capital Funding LLC, and NYLCAP
                                                 Manager LLC; Manager, MacKay Shields
                                                 LLC; Executive Vice President, New York
                                                 Life Insurance and Annuity Corporation;
                                                 Chairman, and Director, MainStay VP
                                                 Series Fund, Inc. (25 portfolios); Chief
                                                 Executive Officer, MainStay VP Series
                                                 Fund, Inc. (2002 to June 2006); Chief
                                                 Executive Officer, Eclipse Funds (3
                                                 Portfolios) and Eclipse Funds Inc. (15
                                                 Portfolios) (2005 to June 2006);
                                                 Executive Vice President and Chief
                                                 Investment Officer, MassMutual Life
                                                 Insurance Company (1993 to 1999).
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        CHARLYNN GOINS    Indefinite; Trustee    Retired. Chairperson of the Board, New            19           None
        9/15/42           since 2001             York City Health and Hospital
                                                 Corporation.
        -----------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Indefinite; Trustee    Rear Admiral U.S. Navy (Retired);                 19           None
        8/17/32           since 1996             Independent Management Consultant (1997
                                                 to 2002).
        -----------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Indefinite; Trustee    Chair, Maryland Democratic Party;                 19           None
        1/4/48            since 1991             Chairman, Smartpaper Networks
                                                 Corporation (communications); Partner,
                                                 Health Ventures LLC (2001 to 2005); Vice
                                                 Chair, Employee Health Programs (1990 to
                                                 2002); Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc.
                                                 (1984 to 2001).
        -----------------------------------------------------------------------------------------------------------------------
        JOHN B.           Indefinite; Trustee    Chairman, Ulster Television Plc; Pro              19           Non-Executive
        MCGUCKIAN         since 1997             Chancellor, Queen's University (1985 to                        Director,
        11/13/39                                 2001).                                                         Allied Irish
                                                                                                                Banks Plc;
                                                                                                                Chairman and
                                                                                                                Non-Executive
                                                                                                                Director, Irish
                                                                                                                Continental
                                                                                                                Group, Plc;
                                                                                                                Chairman, AIB
                                                                                                                Group (UK) Plc;
                                                                                                                Non-Executive
                                                                                                                Director,
                                                                                                                Unidare Plc.
        -----------------------------------------------------------------------------------------------------------------------

     * A Trustee is considered to be an interested person of the Trust within the meaning of the 1940 Act because of an affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past Five Years." All Trustees not considered to be interested persons of the Trust are referred to as "Non-Interested Trustees."

 26   MainStay Value Fund

                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        DONALD E.         Indefinite; Trustee    Retired. Vice Chairman, Harbour Group             19           Director,
        NICKELSON         since 1994 and Lead    Industries, Inc. (leveraged buyout                             Adolor
        12/9/32           Non-Interested         firm); President, PaineWebber Group                            Corporation;
                          Trustee since 2000     (1988 to 1990).                                                Director, First
                                                                                                                Advantage
                                                                                                                Corporation.
        -----------------------------------------------------------------------------------------------------------------------

        RICHARD S.        Indefinite; Trustee    Chairman (1990 to present) and Chief              19           None
        TRUTANIC          since 1994             Executive Officer (1990 to 1999),
        2/13/52                                  Somerset Group (financial advisory
                                                 firm); Managing Director and Advisor,
                                                 The Carlyle Group (private investment
                                                 firm) (2002 to 2004); Senior Managing
                                                 Director, Groupe Arnault (private
                                                 investment firm) (1999 to 2002).
        -----------------------------------------------------------------------------------------------------------------------

        ALAN R. LATSHAW   Indefinite; Trustee    Retired. Partner, Ernst & Young LLP               19           State Farm
        3/27/51           and Audit Committee    (2002 to 2003); Partner, Arthur Andersen                       Associates
                          Financial Expert       LLP (1976 to 2002).                                            Funds Trusts (4
                          since 2006                                                                            portfolios);
                                                                                                                State Farm
                                                                                                                Mutual Fund
                                                                                                                Trust (15
                                                                                                                portfolios);
                                                                                                                State Farm
                                                                                                                Variable
                                                                                                                Product Trust
                                                                                                                (8 portfolios);
                                                                                                                Utopia Funds (4
                                                                                                                portfolios).
        -----------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General Counsel, and Secretary,
        ANSELMI           since 2003             New York Life Investment Management LLC (including
        10/19/46                                 predecessor advisory organizations) and New York Life
                                                 Investment Management Holdings LLC; Senior Vice President,
                                                 New York Life Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC; Secretary, NYLIM Service
                                                 Company LLC, NYLCAP Manager LLC, and Madison Capital Funding
                                                 LLC; Chief Legal Officer, Eclipse Funds, Eclipse Funds Inc.,
                                                 MainStay VP Series Fund, Inc., and McMorgan Funds; Managing
                                                 Director and Senior Counsel, Lehman Brothers Inc. (1998 to
                                                 1999); General Counsel and Managing Director, JP Morgan
                                                 Investment Management Inc. (1986 to 1998).
        -----------------------------------------------------------------------------------------------------

        ARPHIELA          Treasurer and          Director and Manager of Fund Accounting and Administration,
        ARIZMENDI         Principal Financial    New York Life Investment Management LLC (since 2003);
        10/26/56          and Accounting         Treasurer and Principal Financial and Accounting Officer,
                          Officer since 2005     Eclipse Funds, Eclipse Funds Inc., and McMorgan Funds (since
                                                 December 2005), and MainStay VP Series Fund, Inc. (since
                                                 March 2006); Assistant Treasurer, NYLIFE Distributors LLC;
                                                 Assistant Treasurer, The MainStay Funds, Eclipse Funds,
                                                 Eclipse Funds Inc., MainStay VP Series Fund, Inc., and
                                                 McMorgan Funds (1992 to December 2005).
        -----------------------------------------------------------------------------------------------------

        CHRISTOPHER O.    President since 2005   Executive Vice President, New York Life Investment
        BLUNT                                    Management LLC and New York Life Investment Management
        5/13/62                                  Holdings LLC (since 2004); Manager and Executive Vice
                                                 President, NYLIM Product Distribution, NYLIFE Distributors
                                                 LLC (since January 2005); Chairman, NYLIM Service Company
                                                 LLC (since March 2005); Chairman and Class C Director, New
                                                 York Life Trust Company, FSB (since 2004); Chairman, New
                                                 York Life Trust Company (since February 2005); President,
                                                 Eclipse Funds and Eclipse Funds Inc. (since 2005);
                                                 President, MainStay VP Series Fund, Inc. (since July 2006);
                                                 Chairman and Chief Executive Officer, Giving Capital, Inc.
                                                 (2001 to 2004); Chief Marketing Officer--Americas, Merrill
                                                 Lynch Investment Managers (1999 to 2001); President, Mercury
                                                 Funds Distributors (1999 to 2001).
        -----------------------------------------------------------------------------------------------------

        SCOTT T.          Vice President--       Director, New York Life Investment Management LLC (including
        HARRINGTON        Administration since   predecessor advisory organizations); Executive Vice
        2/8/59            2005                   President, New York Life Trust Company, and New York Life
                                                 Trust Company, FSB (since January 2006); Vice President--
                                                 Administration, MainStay VP Series Fund, Inc., Eclipse
                                                 Funds, and Eclipse Funds Inc. (since June 2005).
        -----------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     27

                          POSITION(S) HELD
                          WITH
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        ALAN J.           Senior Vice President  Managing Director, Mutual Funds/Administration and Chief
        KIRSHENBAUM       since July 2006        Financial Officer of Retail Investments, New York Life
        6/25/71                                  Investment Management LLC (since July 2006); Senior Vice
                                                 President, Eclipse Funds, Eclipse Funds Inc., and MainStay
                                                 VP Series Fund, Inc. (since June 2006); Chief Financial
                                                 Officer, Bear Stearns Asset Management (1999 to May 2006).
        -----------------------------------------------------------------------------------------------------

        ALISON H.         Vice President--       Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           Compliance (2004 to    March 2006), and Managing Director and Chief Compliance
        12/16/65          June 2006); Senior     Officer (2003 to February 2006), New York Life Investment
                          Vice President and     Management LLC; Managing Director and Chief Compliance
                          Chief Compliance       Officer, New York Life Investment Management Holdings LLC
                          Officer since July     (2003 to present); Senior Managing Director, Compliance
                          2006                   (since March 2006) and Managing Director, Compliance (2003 to February 2006), NYLIFE Distributors LLC; Senior Vice
                                                 President and Chief Compliance Officer, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP Series Fund, Inc. (since
                                                 June 2006); Vice President--Compliance, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP Series Fund, Inc. (until
                                                 June 2006); Deputy Chief Compliance Officer, New York Life
                                                 Investment Management LLC (2002 to 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset Management (1999 to
                                                 2002).
        -----------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary since 2004   Managing Director and Associate General Counsel, New York
        MORRISON                                 Life Investment Management LLC (since 2004); Managing
        3/26/56                                  Director and Secretary, NYLIFE Distributors LLC; Secretary,
                                                 Eclipse Funds, Eclipse Funds Inc., and MainStay VP Series
                                                 Fund, Inc.; Chief Legal Officer--Mutual Funds and Vice
                                                 President and Corporate Counsel, The Prudential Insurance
                                                 Company of America (2000 to 2004).
        -----------------------------------------------------------------------------------------------------

        BRIAN A. MURDOCK  Chief Executive        Member of the Board of Managers and President (since 2004),
        3/14/56           Officer since July     and Chief Executive Officer (since July 2006), New York Life
                          2006                   Investment Management LLC and New York Life Investment
                                                 Management Holdings LLC; Senior Vice President, New York
                                                 Life Insurance Company (since 2004); Chairman of the Board and President, NYLIFE Distributors LLC (since 2004); Member of the Board of Managers, Madison Capital Funding LLC (since
                                                 2004); Member of the Board of Managers, NYLCAP Manager LLC
                                                 (since 2004); Chief Executive Officer, Eclipse Funds,
                                                 Eclipse Funds Inc. and MainStay VP Series Fund, Inc. (since
                                                 July 2006); Chief Operating Officer, Merrill Lynch
                                                 Investment Managers (2003 to 2004); Chief Investment
                                                 Officer, MLIM Europe and Asia (2001 to 2003); President of
                                                 Merrill Japan and Chairman of MLIM's Pacific Region (1999 to
                                                 2001).
        -----------------------------------------------------------------------------------------------------
        RICHARD W.        Vice President--Tax    Vice President, New York Life Insurance Company; Vice
        ZUCCARO           since 1991             President, New York Life Insurance and Annuity Corporation,
        12/12/49                                 New York Life Trust Company, FSB, NYLIFE Insurance Company
                                                 of Arizona, NYLIFE LLC, and NYLIFE Securities Inc.; Vice
                                                 President, Tax, NYLIFE Distributors LLC; Tax Vice President,
                                                 New York Life International, LLC, New York Life Trust
                                                 Company, and NYLIM Service Company LLC; Vice President--Tax,
                                                 Eclipse Funds and Eclipse Funds Inc. (since 1993), and
                                                 MainStay VP Series Fund, Inc. (since 1991).
        -----------------------------------------------------------------------------------------------------

 28   MainStay Value Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(2)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund(3)
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. Closed to new investors as of June 1, 2006.
4. An affiliate of New York Life Investment Management LLC.

                       Not part of the Semiannual Report

                       This page intentionally left blank

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
 Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C) 2006 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A08883         (RECYCLE SYMBOL)       MS229-06                 MSV10-06/06

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    LARGE CAP GROWTH FUND

                    Message from the President
                    and
                    Semiannual Report
                    Unaudited
                    April 30, 2006

MESSAGE FROM
THE PRESIDENT

Dear Shareholder,

The six months from November 1, 2005, through April 30, 2006, represented a generally positive period for the economy and for investors. Most U.S. stock indexes recorded strong returns for the six-month reporting period. According to Russell data, value stocks outperformed growth stocks among large-capitalization issues, while the reverse was true for mid-cap and small-cap stocks.

Strong demand kept prices for oil, metals, and several other commodities relatively high, which had a positive influence on energy and materials stocks and helped commodity-exporting emerging economies. Not all of the influence was positive, however. In the United States, rising fuel costs had a negative impact on airlines, automakers, and utilities.

According to preliminary estimates from the Bureau of Economic Analysis, real gross domestic product increased at an annual rate of 5.3% in the first quarter of 2006, up from 1.7% in the fourth quarter of 2005. Economic growth, elevated energy prices, and the potential for inflationary pressure moved the Federal Open Market Committee to raise the targeted federal funds rate four times during the reporting period, with a 25-basis-point increase on each occasion. (A basis point is one-hundredth of a percentage point.) At the end of April 2006, the federal funds target rate stood at 4.75%.

Rising interest rates affected different bonds in different ways, and for portions of the reporting period, the yield curve inverted with yields on two-, five-, and 10-year Treasurys exceeding those on 30-year Treasurys. By the end of April, however, the yield curve had regained a positive slope. Rising interest rates took a toll on bond prices, but many bond indexes recorded positive total returns for the six-month reporting period.

The yield differences (or spreads) between high-yield bonds and U.S. Treasurys were relatively narrow during the reporting period, which reduced the compensation investors received for taking on additional risk. Even so, default rates in the high-yield market remained near their historical lows. Convertible bonds were hurt by rising interest rates, but managed to capture a substantial percentage of the stock market's gain.

During the first-quarter of 2006, issuance in the leveraged-loan market was down relative to the same period a year ago, but noteworthy financings by Georgia Pacific and NRG provided abundant liquidity. As the pipeline for upcoming issues became less promising, spreads in the leveraged-loan market tended to contract. New-money issuance and refunding issuance also declined in the municipal bond market, but at the end of April 2006, insured municipal bonds yielded 88% of long Treasurys, making municipals one of the more attractive high-grade bond sectors.

At MainStay, we offer a wide variety of Funds that pursue their respective investment objectives by investing in appropriate segments of the market. Each Fund follows a disciplined investment approach that the portfolio manager seeks to consistently apply across various market environments. The investment objective, strategies, and process used by your Fund(s) are outlined in the prospectus.

It is our pleasure to announce that on May 17, 2006, Institutional Capital Corporation (ICAP), a premier value-equity institutional investment firm based in Chicago, signed a definitive agreement to join New York Life Investment Management. Subject to board and shareholder approval, ICAP's three mutual funds are expected to join the MainStay Fund family on or around August 31, 2006.

We are honored that you have chosen to invest with MainStay Funds. We hope that the breadth of our offerings, the quality of our service, and the performance of our Funds will encourage you to maintain a long-term perspective, regardless of how the markets may shift or your financial needs may evolve.

The semiannual report that follows gives you additional insight into the portfolio management decisions that affected the performance of your MainStay Fund investment during the six months ended April 30, 2006. Please read it carefully to gain broader perspective on the progress of your Fund.

Sincerely,


/s/ CHRISTOPHER O. BLUNT


Christopher O. Blunt
President


                       Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    LARGE CAP GROWTH FUND

                    The MainStay Funds

                    Semiannual Report

                    Unaudited

                    April 30, 2006

TABLE OF CONTENTS


Semiannual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                  10
--------------------------------------------------------------------------------

Portfolio of Investments                                                      11
--------------------------------------------------------------------------------

Financial Statements                                                          14
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 20
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                  25
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        25
--------------------------------------------------------------------------------

Special Meeting of Shareholders                                               25
--------------------------------------------------------------------------------

Board Consideration and Approval of Subadvisory Agreements                    26
--------------------------------------------------------------------------------

Trustees and Officers                                                         28

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH, IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE    TEN
TOTAL RETURNS            MONTHS   YEAR    YEAR   YEARS
------------------------------------------------------
With sales charges        2.21%   14.74%  0.98%  5.35%
Excluding sales charges   8.15    21.42   2.12   5.95

(LINE GRAPH FOR CLASS A SHARES IN $)                        (With sales charges)

                                                   MAINSTAY LARGE CAP          RUSSELL 1000 GROWTH
                                                       GROWTH FUND                    INDEX                   S&P 500 INDEX
                                                   ------------------          -------------------            -------------
4/30/96                                                    9450                       10000                       10000
                                                           9268                       12206                       12513
                                                          13588                       17344                       17652
                                                          14702                       21945                       21504
                                                          18486                       27996                       23682
                                                          15161                       18967                       20610
                                                          12756                       15154                       18008
                                                          10879                       12979                       15612
                                                          13401                       15789                       19183
                                                          13871                       15852                       20399
4/30/06                                                   16841                       18259                       23544

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE    TEN
TOTAL RETURNS            MONTHS   YEAR    YEAR   YEARS
------------------------------------------------------
With sales charges        2.81%   15.57%  1.00%  5.17%
Excluding sales charges   7.81    20.57   1.38   5.17

(LINE GRAPH FOR CLASS B SHARES IN $)                        (With sales charges)

                                                   MAINSTAY LARGE CAP          RUSSELL 1000 GROWTH
                                                       GROWTH FUND                    INDEX                   S&P 500 INDEX
                                                   ------------------          -------------------            -------------
4/30/96                                                   10000                       10000                       10000
                                                           9734                       12206                       12513
                                                          14164                       17344                       17652
                                                          15212                       21945                       21504
                                                          18983                       27996                       23682
                                                          15452                       18967                       20610
                                                          12904                       15154                       18008
                                                          10924                       12979                       15612
                                                          13355                       15789                       19183
                                                          13728                       15852                       20399
4/30/06                                                   16551                       18259                       23544

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTH    YEAR    YEARS   YEARS
-------------------------------------------------------
With sales charges        6.62%   19.36%  1.35%   5.15%
Excluding sales charges   7.62    20.36   1.35    5.15

(LINE GRAPH FOR CLASS C SHARES IN $)                        (With sales charges)

                                                   MAINSTAY LARGE CAP          RUSSELL 1000 GROWTH
                                                       GROWTH FUND                    INDEX                   S&P 500 INDEX
                                                   ------------------          -------------------            -------------
4/30/96                                                   10000                       10000                       10000
                                                           9734                       12206                       12513
                                                          14164                       17344                       17652
                                                          15212                       21945                       21504
                                                          18983                       27996                       23682
                                                          15452                       18967                       20610
                                                          12904                       15154                       18008
                                                          10924                       12979                       15612
                                                          13355                       15789                       19183
                                                          13728                       15852                       20399
4/30/06                                                   16522                       18259                       23544

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Class R1 shares are sold with no initial sales charge or CDSC and have no annual 12b-1 fee.

THE DISCLOSURE AND FOOTNOTES ON THE FOLLOWING TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     5

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
                          8.50%   22.26%  2.47%   6.26%

(LINE GRAPH FOR CLASS I IN $)

                                                   MAINSTAY LARGE CAP          RUSSELL 1000 GROWTH
                                                       GROWTH FUND                    INDEX                   S&P 500 INDEX
                                                   ------------------          -------------------            -------------
4/30/96                                                   10000                       10000                       10000
                                                           9832                       12206                       12513
                                                          14450                       17344                       17652
                                                          15675                       21945                       21504
                                                          19758                       27996                       23682
                                                          16245                       18967                       20610
                                                          13703                       15154                       18008
                                                          11716                       12979                       15612
                                                          14468                       15789                       19183
                                                          15009                       15852                       20399
4/30/06                                                   18350                       18259                       23544

CLASS R1 SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
                          8.53%   21.84%  2.32%   6.13%

(LINE GRAPH FOR CLASS R1 IN $)

                                                   MAINSTAY LARGE CAP          RUSSELL 1000 GROWTH
                                                       GROWTH FUND                    INDEX                   S&P 500 INDEX
                                                   ------------------          -------------------            -------------
4/30/96                                                   10000                       10000                       10000
                                                           9822                       12206                       12513
                                                          14422                       17344                       17652
                                                          15628                       21945                       21504
                                                          19680                       27996                       23682
                                                          16164                       18967                       20610
                                                          13621                       15154                       18008
                                                          11634                       12979                       15612
                                                          14353                       15789                       19183
                                                          14876                       15852                       20399
4/30/06                                                   18124                       18259                       23544

CLASS R2 SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                            SIX      ONE    FIVE     TEN
TOTAL RETURNS                                            MONTHS   YEAR    YEARS   YEARS
---------------------------------------------------------------------------------------
                                                          8.36%   21.42%  2.04%   5.85%

(LINE GRAPH FOR CLASS R2 IN $)

                                                   MAINSTAY LARGE CAP          RUSSELL 1000 GROWTH
                                                       GROWTH FUND                    INDEX                   S&P 500 INDEX
                                                   ------------------          -------------------            -------------
4/30/96                                                   10000                       10000                       10000
                                                           9798                       12206                       12513
                                                          14350                       17344                       17652
                                                          15511                       21945                       21504
                                                          19484                       27996                       23682
                                                          15963                       18967                       20610
                                                          13416                       15154                       18008
                                                          11432                       12979                       15612
                                                          14068                       15789                       19183
                                                          14547                       15852                       20399
4/30/06                                                   17663                       18259                       23544

Class R2 shares are sold with no initial sales charge or CDSC and have an annual 12b-1 fee of .25%. Class R1 and Class R2 shares are only available through corporate-sponsored retirement programs, which include certain minimum program requirements. Class R3 shares are sold with no initial sales charge or CDSC, have an annual 12b-1 fee of .50%, and are available in certain individual retirement accounts or in certain retirement plans. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. On 4/1/05, FMI Winslow Growth Fund was reorganized as MainStay Large Cap Growth Fund Class A shares. Prior to 4/1/05, performance for MainStay Large Cap Growth Fund Class A shares includes the historical performance of FMI Winslow Growth Fund adjusted to reflect the applicable sales charge and fees and expenses for Class A shares. Prior to 4/1/05, performance for Class B, C, and I shares includes the performance of Class A shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class B, C, and I shares.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING AND FOLLOWING PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 6   MainStay Large Cap Growth Fund

CLASS R3 SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                            SIX      ONE    FIVE     TEN
TOTAL RETURNS                                            MONTHS   YEAR    YEARS   YEARS
---------------------------------------------------------------------------------------
                                                          7.97%   20.99%  1.77%   5.58%

(LINE GRAPH FOR CLASS R3 IN $)

                                                   MAINSTAY LARGE CAP          RUSSELL 1000 GROWTH
                                                       GROWTH FUND                    INDEX                   S&P 500 INDEX
                                                   ------------------          -------------------            -------------
4/30/96                                                   10000                       10000                       10000
                                                           9773                       12206                       12513
                                                          14278                       17344                       17652
                                                          15395                       21945                       21504
                                                          19290                       27996                       23682
                                                          15765                       18967                       20610
                                                          13218                       15154                       18008
                                                          11234                       12979                       15612
                                                          13789                       15789                       19183
                                                          14222                       15852                       20399
4/30/06                                                   17208                       18259                       23544

                                           SIX      ONE     FIVE     TEN
BENCHMARK PERFORMANCE                     MONTHS    YEAR    YEARS   YEARS
-------------------------------------------------------------------------

Russell 1000(R) Growth Index(1)            7.06%   15.18%   -0.76%  6.21%
S&P 500(R) Index(2)                        9.64    15.42    2.70    8.94
Average Lipper large-cap growth fund(3)    7.23    16.98    -0.92   6.24

Prior to the reorganization, FMI Winslow Growth Fund had no sales charge and its total net expenses were capped at 1.30%. The total expenses of MainStay Large Cap Growth Fund are currently capped at 1.40%. Fund performance for all shares classes prior to 4/1/05 has not been adjusted to reflect the current expense cap; had it been, the performance shown would have been lower. Prior to 4/28/06, performance for Class R3 shares includes the historical performance of Class A shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class R3 shares.
1. The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume the reinvestment of all income and capital gains. The Russell 1000(R) Growth Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
2. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

On 4/1/05, FMI Winslow Growth Fund was reorganized as MainStay Large Cap Growth Fund Class A shares. Effective 6/29/05, MainStay Blue Chip Growth Fund, which had assets of $234.1 million, merged into MainStay Large Cap Growth Fund, which had assets of $16.5 million. Performance for MainStay Large Cap Growth Fund includes the performance history of FMI Winslow Growth Fund from inception (7/1/95) through 3/31/05, during which time FMI Winslow Growth Fund's asset size generally was in the range of $4 million to $52 million. Performance history shown for MainStay Large Cap Growth Fund through 3/31/05, therefore, reflects performance of a much smaller portfolio than the current MainStay Large Cap Growth Fund. Performance shown may not be indicative of what performance would have been had the portfolio been larger.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     7

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY LARGE CAP GROWTH FUND

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2005, to April 30, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2005, through April 30, 2006.

This example illustrates your Fund's ongoing costs in two ways:

ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six months ended April 30, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                       VALUE (BASED ON
                                                       VALUE (BASED                        HYPOTHETICAL 5%
                                      BEGINNING         ON ACTUAL          EXPENSES           ANNUALIZED          EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            11/1/05           4/30/06           PERIOD(1)           4/30/06            PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,082.10           $ 7.23            $1,018.00            $ 7.00
---------------------------------------------------------------------------------------------------------------------------


CLASS B SHARES                        $1,000.00         $1,078.85           $11.08            $1,014.25            $10.74
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,076.95           $11.07            $1,014.25            $10.74
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,085.00           $ 3.52            $1,021.60            $ 3.41
---------------------------------------------------------------------------------------------------------------------------

CLASS R1 SHARES                       $1,000.00         $1,085.30           $ 4.03            $1,021.10            $ 3.91
---------------------------------------------------------------------------------------------------------------------------

CLASS R2 SHARES                       $1,000.00         $1,083.75           $ 5.32            $1,019.85            $ 5.16
---------------------------------------------------------------------------------------------------------------------------

CLASS R3 SHARES*                      $1,000.00         $  995.80           $ 0.07(2)         $1,020.80            $ 0.07(2)
---------------------------------------------------------------------------------------------------------------------------

*  Class R3 Shares commenced operations on 4/28/06.

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.40% for Class A, 2.15% for Class B and Class C, 0.68% for Class I, 0.78% for Class R1, 1.03% for Class R2, and 0.84% for R3) multiplied by the average account value over the period, divided by 365, multiplied by 181 for all classes except Class R3 (to reflect the one-half year period), and multiplied by 3 (to reflect the since-inception period) and multiplied by 3 for Class R3 (to reflect the since inception period).

2. Shares were first offered on April 28, 2006. Expenses paid during the period reflect ongoing costs for the since-inception period ending April 30, 2006. Had these shares been offered for the six months ended April 30, 2006, based on a hypothetical 5% annualized return, expenses paid during the period would be $7.30, and the ending account value would be $1,017.70.

 8   MainStay Large Cap Growth Fund

PORTFOLIO COMPOSITION AS OF APRIL 30, 2006

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                    91.90
Short-Term Investments (collateral from securities lending                        7.20
  is 7.2%)
Cash and Other Assets, Less Liabilities                                           0.90

See Portfolio of Investments on page 11 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  General Electric Co.
 2.  Google, Inc., Class A
 3.  QUALCOMM, Inc.
 4.  Procter & Gamble Co. (The)
 5.  Goldman Sachs Group, Inc. (The)
 6.  Fisher Scientific International, Inc.
 7.  SLM Corp.
 8.  America Movil S.A. de C.V., Class L, ADR
 9.  Danaher Corp.
10.  UnitedHealth Group, Inc.

                                                     www.mainstayfunds.com     9

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Clark J. Winslow, Justin H. Kelly, CFA, and R. Bart Wear, CFA, of Winslow Capital Management, Inc.

HOW DID MAINSTAY LARGE CAP GROWTH FUND PERFORM RELATIVE TO ITS BENCHMARK AND ITS PEERS DURING THE SIX-MONTH REPORTING PERIOD?

Excluding all sales charges, MainStay Large Cap Growth Fund returned 8.15% for Class A shares, 7.81% for Class B shares, and 7.62% for Class C shares for the six months ended April 30, 2006. Over the same period, the Fund returned 8.50% for Class I shares, 8.53% for Class R1 shares, and 8.36% for Class R2 shares. All share classes outperformed the 7.06% return of the Russell 1000(R) Growth Index,(1) the Fund's broad-based securities-market index, for the six-month period. All share classes also outperformed the 7.23% return of the average Lipper(2) large-cap growth fund for the six months ended April 30, 2006. The Fund introduced Class R3 shares on April 28, 2006.

WHAT WAS THE PRIMARY REASON FOR THE FUND'S OUTPERFORMANCE?

Strong stock selection propelled the Fund's outperformance, particularly in the information technology and energy sectors.

WHICH SECTORS AND INDIVIDUAL STOCKS WERE AMONG THE FUND'S STRONGEST PERFORMERS FOR THE SIX MONTHS ENDED APRIL 30, 2006?

During the reporting period, the Fund's strongest contributing sectors were information technology, energy, and telecommunications. The stocks with the greatest positive contributions to performance were energy equipment & services company Schlumberger, semiconductor company Broadcom, and wireless telecommunications company America Movil.

The strong gain in Schlumberger shares was particularly helpful to the Fund's results relative to the Russell 1000(R) Growth Index. The stock rose substantially more than the benchmark and is not a component of the Index. Communications equipment giant QUALCOMM, a long-established and larger Fund position, showed strong performance when worldwide sales of cellular phones outpaced expectations.

WHICH SECTORS AND STOCKS DETRACTED FROM THE FUND'S PERFORMANCE?

During the reporting period, holdings in the health care and consumer discretionary sectors took the greatest toll on the Fund's performance. The Fund's three worst-performing stocks--Caremark Rx, UnitedHealth Group, and St. Jude Medical--were all in the health care sector, and all three stocks had previously ranked among the Fund's top performers. Part of the decline in the health care sector was attributable to profit taking as investors shifted their focus toward the energy and industrials sectors.

WERE THERE ANY SIGNIFICANT PURCHASES DURING THE REPORTING PERIOD?

Improvements in comparable-store sales comparisons strengthened our conviction about multiline retailer Kohl's, and we increased the Fund's commitment to the stock. We established a position in American Express, which streamlined its business by spinning off Ameriprise and has benefited from increased travel and entertainment in a growing economy. In the information technology sector, we purchased shares of Cisco Systems for the Fund, because we anticipate improvements in revenue and earnings growth.

WHICH STOCKS DID THE FUND SELL DURING THE REPORTING PERIOD?

With fuel costs rising, we felt that cruise-line company Carnival could not achieve the earnings improvements we were seeking, so we sold the Fund's position in the stock. We also eliminated Microsoft from the Fund's portfolio. Although the software giant had seen accelerating revenue growth, the company announced plans to substantially increase spending. The announcement lowered our expectations for Microsoft's future earnings potential. To help manage risk, we reduced the Fund's long-held position in Caremark Rx.


Typically, the subadvisor invests substantially all of the Fund's investable assets in domestic securities. However, the Fund is permitted to invest up to 20% of its net assets in foreign securities. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains.
1. See footnote on page 7 for more information on the Russell 1000(R) Growth Index.
2. See footnote on page 7 for more information on Lipper Inc.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 10   MainStay Large Cap Growth Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2006 UNAUDITED


                                                        SHARES          VALUE
COMMON STOCKS (91.9%)+
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.0%)
United Technologies Corp.                              138,900   $  8,724,309
                                                                 ------------
BIOTECHNOLOGY (4.3%)
Amgen, Inc. (a)                                         79,200      5,361,840
Genentech, Inc. (a)                                     94,800      7,556,508
Gilead Sciences, Inc. (a)(b)                           109,400      6,290,500
                                                                 ------------
                                                                   19,208,848
                                                                 ------------
CAPITAL MARKETS (6.8%)
Franklin Resources, Inc.                                86,300      8,036,256
V  Goldman Sachs Group, Inc. (The)                      85,000     13,624,650
Legg Mason, Inc.                                        34,900      4,134,952
Merrill Lynch & Co., Inc.                               60,800      4,636,608
                                                                 ------------
                                                                   30,432,466
                                                                 ------------
CHEMICALS (2.3%)
Ecolab, Inc.                                           116,800      4,415,040
Monsanto Co.                                            70,800      5,904,720
                                                                 ------------
                                                                   10,319,760
                                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (1.0%)
Robert Half International, Inc. (b)                    101,600      4,294,632
                                                                 ------------
COMMUNICATIONS EQUIPMENT (7.3%)
Cisco Systems, Inc. (a)                                372,700      7,808,065
Corning, Inc. (a)                                      161,000      4,448,430
Motorola, Inc.                                         207,400      4,427,990
V  QUALCOMM, Inc.                                      307,500     15,787,050
                                                                 ------------
                                                                   32,471,535
                                                                 ------------
COMPUTERS & PERIPHERALS (3.6%)
EMC Corp. (a)                                          328,600      4,439,386
Hewlett-Packard Co.                                    143,800      4,669,186
Network Appliance, Inc. (a)                            181,800      6,739,326
                                                                 ------------
                                                                   15,847,898
                                                                 ------------
CONSUMER FINANCE (4.2%)
American Express Co.                                   125,200      6,737,012
V  SLM Corp.                                           221,800     11,728,784
                                                                 ------------
                                                                   18,465,796
                                                                 ------------
DIVERSIFIED FINANCIAL SERVICES (0.9%)
Chicago Mercantile Exchange Holdings, Inc.               9,100      4,167,800
                                                                 ------------
ENERGY EQUIPMENT & SERVICES (3.3%)
Halliburton Co.                                        115,200      9,002,880
Schlumberger, Ltd.                                      79,400      5,489,716
                                                                 ------------
                                                                   14,492,596
                                                                 ------------


                                                        SHARES          VALUE
FOOD & STAPLES RETAILING (3.1%)
CVS Corp. (b)                                          160,900   $  4,781,948
Walgreen Co.                                           211,800      8,880,774
                                                                 ------------
                                                                   13,662,722
                                                                 ------------
HEALTH CARE EQUIPMENT & SUPPLIES (2.9%)
Alcon, Inc. (b)                                         44,700      4,546,437
Medtronic, Inc.                                         88,700      4,445,644
Zimmer Holdings, Inc. (a)                               61,600      3,874,640
                                                                 ------------
                                                                   12,866,721
                                                                 ------------
HEALTH CARE PROVIDERS & SERVICES (5.2%)
Caremark Rx, Inc. (a)                                  199,100      9,069,005
V  UnitedHealth Group, Inc.                            196,400      9,768,936
WellPoint, Inc. (a)                                     63,000      4,473,000
                                                                 ------------
                                                                   23,310,941
                                                                 ------------
HOTELS, RESTAURANTS & LEISURE (1.0%)
Harrah's Entertainment, Inc.                            54,000      4,408,560
                                                                 ------------

HOUSEHOLD PRODUCTS (3.1%)
V  Procter & Gamble Co. (The)                          237,000     13,795,770
                                                                 ------------

INDUSTRIAL CONGLOMERATES (4.2%)
V  General Electric Co.                                533,300     18,446,847
                                                                 ------------

INTERNET SOFTWARE & SERVICES (7.1%)
eBay, Inc. (a)                                         205,500      7,071,255
V  Google, Inc. Class A (a)                             40,500     16,926,570
Yahoo!, Inc. (a)                                       228,100      7,477,118
                                                                 ------------
                                                                   31,474,943
                                                                 ------------
IT SERVICES (1.2%)
Paychex, Inc.                                          135,900      5,489,001
                                                                 ------------

LIFE SCIENCES TOOLS & SERVICES (3.0%)
V  Fisher Scientific International, Inc. (a)           190,400     13,432,720
                                                                 ------------

MACHINERY (2.2%)
V  Danaher Corp.                                       152,400      9,770,364
                                                                 ------------

MULTILINE RETAIL (2.7%)
Kohl's Corp. (a)                                       121,300      6,773,392
Target Corp.                                            96,700      5,134,770
                                                                 ------------
                                                                   11,908,162
                                                                 ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    11


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS (1.0%)
ExxonMobil Corp.                                        69,100   $  4,358,828
                                                                 ------------

PHARMACEUTICALS (1.0%)
Allergan, Inc. (b)                                      44,100      4,529,952
                                                                 ------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.8%)
Linear Technology Corp. (b)                            250,600      8,896,300
Marvell Technology Group, Ltd. (a)(b)                  129,200      7,376,028
Texas Instruments, Inc.                                141,300      4,904,523
                                                                 ------------
                                                                   21,176,851
                                                                 ------------
SOFTWARE (2.8%)
BEA Systems, Inc. (a)                                  159,000      2,106,750
NAVTEQ Corp. (a)(b)                                    100,900      4,189,368
Salesforce.com, Inc. (a)                                38,000      1,331,900
SAP AG, Sponsored ADR (b)(c)                            88,200      4,818,366
                                                                 ------------
                                                                   12,446,384
                                                                 ------------
SPECIALTY RETAIL (2.8%)
Advance Auto Parts, Inc.                               113,050      4,546,871
Lowe's Cos., Inc.                                      128,100      8,076,705
                                                                 ------------
                                                                   12,623,576
                                                                 ------------
TEXTILES, APPAREL & LUXURY GOODS (1.3%)
Coach, Inc. (a)                                        176,600      5,831,332
                                                                 ------------

THRIFTS & MORTGAGE FINANCE (1.7%)
Golden West Financial Corp. (b)                        105,500      7,582,285
                                                                 ------------
TRADING COMPANIES & DISTRIBUTORS (1.6%)
Fastenal Co. (b)                                       153,100      7,166,611
                                                                 ------------
WIRELESS TELECOMMUNICATION SERVICES (3.5%)
V  America Movil S.A. de C.V. Class L, ADR (c)         295,600     10,910,596
NII Holdings, Inc. (a)(b)                               78,300      4,690,170
                                                                 ------------
                                                                   15,600,766
                                                                 ------------
Total Common Stocks
  (Cost $366,276,412)                                             408,308,976
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
SHORT-TERM INVESTMENTS (7.2%)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (2.2%)
Banco Santander Central Hispano S.A.
  4.722%, due 5/8/06 (d)                            $1,519,504      1,519,504

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
COMMERCIAL PAPER (CONTINUED)
Charta LLC
  4.919%, due 5/30/06 (d)                           $  759,751   $    759,751
CIESCO, Inc.
  4.798%, due 5/19/06 (d)                              899,647        899,647
Den Danske Bank
  4.773%, due 5/5/06 (d)                             1,276,383      1,276,383
Fairway Finance Corp.
  4.891%, due 5/22/06 (d)                              911,702        911,702
General Electric Capital Corp.
  5.001%, due 6/26/06 (d)                            1,000,481      1,000,481
Grampian Funding LLC
  4.785%, due 5/3/06 (d)                               759,751        759,751
Greyhawk Funding
  4.878%, due 5/18/06 (d)                              905,958        905,958
Jupiter Securitization Corp.
  4.834%, due 5/3/06 (d)                               393,847        393,847
Lexington Parker Capital Co.
  4.914%, due 5/16/06 (d)                              603,458        603,458
Liberty Street Funding Co.
  4.87%, due 5/18/06 (d)                               601,660        601,660
                                                                 ------------
Total Commercial Paper
  (Cost $9,632,142)                                                 9,632,142
                                                                 ------------

                                                        SHARES
INVESTMENT COMPANY (0.2%)
BGI Institutional Money Market Fund (d)              1,147,062      1,147,062
                                                                 ------------
Total Investment Company
  (Cost $1,147,062)                                                 1,147,062
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
REPURCHASE AGREEMENT (0.1%)
Morgan Stanley & Co.
  4.98%, dated 4/28/06
  due 5/1/06
  Proceeds at Maturity $475,626 (Collateralized by
  various bonds with a Principal Amount of
  $493,197 and a Market Value of $489,484) (d)      $  475,429        475,429
                                                                 ------------
Total Repurchase Agreement
  (Cost $475,429)                                                     475,429
                                                                 ------------
TIME DEPOSITS (4.7%)
Abbey National PLC
  4.78%, due 5/9/06 (d)                              1,519,504      1,519,504
ABN Amro Bank N.V.
  4.84%, due 5/19/06 (d)                             1,519,504      1,519,504

 12   MainStay Large Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
-----------------------------------------------------------------------------
TIME DEPOSITS (CONTINUED)
Banco Bilbao Vizcaya Argentaria S.A.
  4.905%, due 5/24/06 (d)                           $1,215,603   $  1,215,603
Bank of America
  4.77%, due 5/26/06 (d)(e)                          1,519,504      1,519,504
Bank of Montreal
  4.78%, due 5/8/06 (d)                              1,519,504      1,519,504
Bank of Nova Scotia
  4.78%, due 5/10/06 (d)                             1,170,018      1,170,018
Barclays
  4.95%, due 6/20/06 (d)                             1,215,603      1,215,603
BNP Paribas
  4.80%, due 5/12/06 (d)                             1,519,504      1,519,504
Calyon
  4.955%, due 6/19/06 (d)                            1,519,504      1,519,504
Credit Suisse First Boston Corp.
  4.91%, due 6/5/06 (d)                              1,519,504      1,519,504
Fortis Bank
  4.77%, due 5/9/06 (d)                              1,519,504      1,519,504
Nordea Bank Finland PLC
  5.00%, due 6/27/06 (d)                             1,519,504      1,519,504
Societe Generale
  4.73%, due 5/9/06 (d)                              1,519,504      1,519,504
UBS AG
  4.77%, due 5/4/06 (d)                              1,975,355      1,975,355
                                                                 ------------
Total Time Deposits
  (Cost $20,771,619)                                               20,771,619
                                                                 ------------
Total Short-Term Investments
  (Cost $32,026,252)                                               32,026,252
                                                                 ------------
Total Investments
  (Cost $398,302,664) (f)                                 99.1%   440,335,228(g)
Cash and Other Assets,
  Less Liabilities                                         0.9      3,927,360
                                                    ----------   ------------
Net Assets                                               100.0%  $444,262,588
                                                    ==========   ============

(a)  Non-income producing security.
(b) Represents security, or a portion thereof, which is out on loan.
(c)  ADR--American Depositary Receipt.
(d) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(e)  Floating rate. Rate shown is the rate in effect at April
     30, 2006.
(f) The cost for federal income tax purposes is $399,489,334.
(g)  At April 30, 2006 net unrealized appreciation was
     $40,845,894, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $46,812,882 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $5,966,988.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2006 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $398,302,664) including
  $31,035,580 market value of securities
  loaned                                       $ 440,335,228
Cash                                              18,855,130
Receivables:
  Investment securities sold                      37,842,744
  Fund shares sold                                 1,710,161
  Dividends and interest                             265,126
Other assets                                          81,809
                                               -------------
    Total assets                                 499,090,198
                                               -------------
LIABILITIES:
Securities lending collateral                     32,026,252
Payables:
  Investment securities purchased                 21,550,057
  Fund shares redeemed                               454,560
  Transfer agent                                     311,026
  Manager                                            239,210
  NYLIFE Distributors                                159,107
  Professional                                        55,031
  Trustees                                             5,104
  Custodian                                            4,660
Accrued expenses                                      22,603
                                               -------------
    Total liabilities                             54,827,610
                                               -------------
Net assets                                     $ 444,262,588
                                               =============
COMPOSITION OF NET ASSETS:
Share of beneficial interest outstanding (par
  value of $.01 per share) unlimited number
  of shares authorized:
  Class A                                      $     225,083
  Class B                                            252,853
  Class C                                             20,334
  Class I                                            275,565
  Class R1                                                 4
  Class R2                                                 7
  Class R3                                                17
Additional paid-in capital                       556,409,448
Accumulated net investment loss                   (1,373,982)
Accumulated net realized loss on investments    (153,579,305)
Net unrealized appreciation on investments        42,032,564
                                               -------------
Net assets                                     $ 444,262,588
                                               =============
CLASS A
Net assets applicable to outstanding shares    $ 129,248,072
                                               =============
Shares of beneficial interest outstanding         22,508,263
                                               =============
Net asset value per share outstanding          $        5.74
Maximum sales charge (5.50% of offering
  price)                                                0.33
                                               -------------
Maximum offering price per share outstanding   $        6.07
                                               =============
CLASS B
Net assets applicable to outstanding shares    $ 144,112,263
                                               =============
Shares of beneficial interest outstanding         25,285,312
                                               =============
Net asset value and offering price per share
  outstanding                                  $        5.70
                                               =============
CLASS C
Net assets applicable to outstanding shares    $  11,580,296
                                               =============
Shares of beneficial interest outstanding          2,033,418
                                               =============
Net asset value and offering price per share
  outstanding                                  $        5.69
                                               =============
CLASS I
Net assets applicable to outstanding shares    $ 159,305,328
                                               =============
Shares of beneficial interest outstanding         27,556,545
                                               =============
Net asset value and offering price per share
  outstanding                                  $        5.78
                                               =============
CLASS R1
Net assets applicable to outstanding shares    $       2,385
                                               =============
Shares of beneficial interest outstanding                414
                                               =============
Net asset value and offering price per share
  outstanding                                  $        5.76
                                               =============
CLASS R2
Net assets applicable to outstanding shares    $       4,250
                                               =============
Shares of beneficial interest outstanding                741
                                               =============
Net asset value and offering price per share
  outstanding                                  $        5.74
                                               =============
CLASS R3
Net assets applicable to outstanding shares    $       9,994
                                               =============
Shares of beneficial interest outstanding              1,742
                                               =============
Net asset value and offering price per share
  outstanding                                  $        5.74
                                               =============

 14   MainStay Large Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2006 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends                                      $ 1,340,948
  Interest                                           233,214
  Income from securities loaned--net                  15,855
                                                 ------------
    Total income                                   1,590,017
                                                 ------------
EXPENSES:
  Manager                                          1,560,735
  Transfer agent--Classes A, B and C                 670,279
  Transfer agent--Class I                             12,667
  Distribution--Class B                              585,587
  Distribution--Class C                               36,461
  Distribution/Service--Class A                      134,144
  Service--Class B                                   195,196
  Service--Class C                                    12,154
  Distribution/Service--Class R2                           4
  Shareholder communication                           51,553
  Professional                                        46,951
  Registration                                        35,736
  Recordkeeping                                       33,207
  Trustees                                            14,999
  Custodian                                            8,387
  Shareholder service--Class R1                            1
  Shareholder service--Class R2                            2
  Miscellaneous                                       11,116
                                                 ------------
    Total expenses before waiver/reimbursement     3,409,179
  Expense waiver/reimbursement from Manager         (445,180)
                                                 ------------
    Net expenses                                   2,963,999
                                                 ------------
Net investment loss                               (1,373,982)
                                                 ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                  16,505,145
Net change in unrealized appreciation on
  investments                                     13,074,821
                                                 ------------
Net realized and unrealized gain on investments   29,579,966
                                                 ------------
Net increase in net assets resulting from
  operations                                     $28,205,984
                                                 ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    15

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2006 UNAUDITED AND THE PERIOD ENDED OCTOBER 31, 2005* AND THE YEAR ENDED JUNE 30, 2005

                                   2006          2005*           2005
INCREASE IN NET ASSETS:
Operations:
 Net investment loss       $ (1,373,982)  $ (1,086,262)  $    (36,486)
 Net realized gain (loss)
  on investments             16,505,145     (1,170,546)       456,600
 Net change in unrealized
  appreciation
  (depreciation) on
  investments                13,074,821     15,490,193     (1,598,830)
                           ------------------------------------------
 Net increase (decrease)
  in net assets resulting
  from operations            28,205,984     13,233,385     (1,178,716)
                           ------------------------------------------

Distributions to shareholders:
 From net realized gain on investments:
   Class A                      (40,981)            --             --
   Class B                      (92,618)            --             --
   Class C                       (4,617)            --             --
   Class I                      (59,626)            --             --
   Class R1                          (1)            --             --
   Class R2                          (1)            --             --
                           ------------------------------------------
 Total distributions to
  shareholders                 (197,844)            --             --
                           ------------------------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                   61,675,628      7,051,226      3,512,262
   Class B                   11,288,819      5,476,548      2,153,623
   Class C                    4,552,751      1,133,443        544,063
   Class I                   63,880,322     79,668,226     14,337,964
   Class R1                          --             --          2,075
   Class R2                       1,900             --          2,075
   Class R3                      10,000             --             --
 Net asset value of shares issued in
  connection with acquisition of
  MainStay Blue Chip Growth Fund:
   Class A                           --             --     59,916,067
   Class B                           --             --    167,355,893
   Class C                           --             --      6,736,178

                                   2006          2005*           2005
 Net asset value of shares issued to
  shareholders in reinvestment of
  distributions:
   Class A                 $     39,257   $         --   $         --
   Class B                       78,597             --             --
   Class C                        3,750             --             --
   Class I                       59,455             --             --
   Class R1                           1             --             --
   Class R2                           1             --             --
                           ------------------------------------------
                            141,590,481     93,329,443    254,560,200
 Cost of shares redeemed:
   Class A                  (11,147,531)    (5,441,061)    (1,379,081)
   Class B                  (49,256,047)   (11,565,371)      (217,268)
   Class C                   (1,605,204)      (635,320)       (44,709)
   Class I                   (6,611,942)    (2,242,075)       (60,723)
   Class R1                          --             --            (72)
   Class R2                          --             --            (72)
                           ------------------------------------------
                            (68,620,724)   (19,883,827)    (1,701,925)
    Increase in net
     assets derived from
     capital share
     transactions            72,969,757     73,445,616    252,858,275
                           ------------------------------------------
    Net increase in net
     assets                 100,977,897     86,679,001    251,679,559

NET ASSETS:
Beginning of period         343,284,691    256,605,690      4,926,131
                           ------------------------------------------
End of period              $444,262,588   $343,284,691   $256,605,690
                           ==========================================
Accumulated net
 investment loss at end
 of period                 $ (1,373,982)  $         --   $         --
                           ==========================================

* The Fund changed its Fiscal year end from June 30 to October 31.

 16   MainStay Large Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                    www.mainstayfunds.com     17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                          CLASS A
                                            -------------------------------------------------------------------
                                                              JULY 1,
                                            SIX MONTHS         2005*
                                              ENDED           THROUGH
                                            APRIL 30,       OCTOBER 31,             YEAR ENDED JUNE 30,
                                             2006***           2005           2005         2004        2003
Net asset value at beginning of period       $   5.31         $  5.06        $  4.69      $ 3.96      $ 3.92
                                            ----------      -----------      -------      ------      ------
Net investment income (loss) (a)                (0.02)          (0.01)         (0.03)      (0.03)      (0.03)
Net realized and unrealized gain (loss) on
  investments                                    0.45            0.26           0.40        0.76        0.07
                                            ----------      -----------      -------      ------      ------
Total from investment operations                 0.43            0.25           0.37        0.73        0.04
                                            ----------      -----------      -------      ------      ------
Less distributions:
  From net realized gain on investments         (0.00)(b)          --             --          --          --
                                            ----------      -----------      -------      ------      ------
Net asset value at end of period             $   5.74         $  5.31        $  5.06      $ 4.69      $ 3.96
                                            ==========      ===========      =======      ======      ======
Total investment return (c)                      8.15%(d)        4.94%(d)       7.89%      18.43%       1.02%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income (loss)                (0.62%)(e)+     (0.77%)+       (0.29%)     (0.77%)     (0.74%)
    Net expenses                                 1.40%+          1.40%+         1.35%       1.30%       1.30%
    Expenses (before waiver/reimbursement)       1.62%+          1.77%+         3.01%       2.78%       3.17%
Portfolio turnover rate                            39%             29%            27%         94%        108%
Net assets at end of period (in 000's)       $129,248         $71,859        $67,000      $4,926      $3,972

                                                  CLASS A
                                            --------------------

                                            YEAR ENDED JUNE 30,
                                             2002         2001
Net asset value at beginning of period      $  5.07      $ 11.62
                                            -------      -------
Net investment income (loss) (a)              (0.03)       (0.05)
Net realized and unrealized gain (loss) on
  investments                                 (1.12)       (1.94)
                                            -------      -------
Total from investment operations              (1.15)       (1.99)
                                            -------      -------
Less distributions:
  From net realized gain on investments          --        (4.56)
                                            -------      -------
Net asset value at end of period            $  3.92      $  5.07
                                            =======      =======
Total investment return (c)                  (22.53%)     (20.54%)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income (loss)              (0.73%)      (0.70%)
    Net expenses                               1.30%        1.30%
    Expenses (before waiver/reimbursement)     2.71%        1.87%
Portfolio turnover rate                          71%         112%
Net assets at end of period (in 000's)      $ 4,144      $ 5,860

                                                     CLASS I                                    CLASS R1
                                     ---------------------------------------     ---------------------------------------
                                                      JULY 1,       APRIL 1,                      JULY 1,       APRIL 1,
                                     SIX MONTHS        2005*         2005**      SIX MONTHS        2005*         2005**
                                       ENDED          THROUGH       THROUGH        ENDED          THROUGH       THROUGH
                                     APRIL 30,      OCTOBER 31,     JUNE 30,     APRIL 30,      OCTOBER 31,     JUNE 30,
                                      2006***          2005           2005        2006***          2005           2005
Net asset value at beginning of
  period                              $   5.33        $  5.07       $  4.83        $ 5.31          $5.06         $ 4.83
                                     ----------     -----------     --------     ----------     -----------     --------
Net investment income (loss) (a)          0.00 (b)       0.00 (b)     (0.01)         0.00 (b)       0.00 (b)      (0.03)
Net realized and unrealized gain on
  investments                             0.45           0.26          0.25          0.45           0.25           0.26
                                     ----------     -----------     --------     ----------     -----------     --------
Total from investment operations          0.45           0.26          0.24          0.45           0.25           0.23
                                     ----------     -----------     --------     ----------     -----------     --------
Less distributions:
  From net realized gain on
    investments                          (0.00)(b)         --            --         (0.00)(b)         --             --
                                     ----------     -----------     --------     ----------     -----------     --------
Net asset value at end of period      $   5.78        $  5.33       $  5.07        $ 5.76          $5.31         $ 5.06
                                     ==========     ===========     ========     ==========     ===========     ========
Total investment return (c)               8.50%(d)       5.13%(d)      4.97%(d)      8.53%(d)       4.94%(d)       4.76%(d)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income (loss)          0.12%(e)+      0.06%+       (0.28%)+       0.02%(e)+      0.10%+        (0.38%)+
    Net expenses                          0.68%+         0.60%+        1.02%+        0.78%+         0.70%+         1.12%+
    Expenses (before
      waiver/reimbursement)               0.90%+         0.97%+        3.11%+        1.00%+         1.07%+         3.21%+
Portfolio turnover rate                     39%            29%           27%           39%            29%            27%
Net assets at end of period (in
  000's)                              $159,305        $93,694       $14,349        $    2          $   2         $    2

*    The Fund changed its fiscal year end from June 30 to October 31.
**   Commencement of operations.
***  Unaudited.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Total return is calculated exclusive of sales charges. Classes I, R1, R2 and R3 are not subject to sales charges.
(d)  Total return is not annualized.
(e)  The difference between the net investment income ratio by class does not equal the difference between the net expense ratio by class due to the timing of purchases and redemptions of Fund shares in relation to the recognition of income of the Fund.

 18   MainStay Large Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                   CLASS B                                          CLASS C
---------------------------------------------      -----------------------------------------
                      JULY 1,        APRIL 1,                        JULY 1,        APRIL 1,
    SIX MONTHS         2005*          2005**       SIX MONTHS         2005*          2005**
      ENDED           THROUGH        THROUGH         ENDED           THROUGH        THROUGH
    APRIL 30,       OCTOBER 31,      JUNE 30,      APRIL 30,       OCTOBER 31,      JUNE 30,
     2006***           2005            2005         2006***           2005            2005
     $   5.29        $   5.06        $  4.83        $  5.29          $ 5.05          $ 4.83
    ----------      -----------      --------      ----------      -----------      --------
        (0.04)          (0.03)          0.00 (b)      (0.04)          (0.03)          (0.01)
         0.45            0.26           0.23           0.44            0.27            0.23
    ----------      -----------      --------      ----------      -----------      --------
         0.41            0.23           0.23           0.40            0.24            0.22
    ----------      -----------      --------      ----------      -----------      --------
        (0.00)(b)          --             --          (0.00)(b)          --              --
    ----------      -----------      --------      ----------      -----------      --------
     $   5.70        $   5.29        $  5.06        $  5.69          $ 5.29          $ 5.05
    ==========      ===========      ========      ==========      ===========      ========
         7.81%(d)        4.55%(d)       4.76%(d)       7.62%(d)        4.75%(d)        4.55%(d)
        (1.34%)(e)+     (1.52%)+       (1.41%)+       (1.36%)(e)+     (1.52%)+        (1.41%)+
         2.15%+          2.15%+         2.15%+         2.15%+          2.15%+          2.15%+
         2.37%+          2.52%+         4.24%+         2.37%+          2.52%+          4.24%+
           39%             29%            27%            39%             29%             27%
     $144,112        $169,703        $168,063       $11,580          $8,024          $7,190

                  CLASS R2                         CLASS R3
---------------------------------------------      ---------
                      JULY 1,        APRIL 1,      APRIL 28,
    SIX MONTHS         2005*          2005**        2006**
      ENDED           THROUGH        THROUGH        THROUGH
    APRIL 30,       OCTOBER 31,      JUNE 30,      APRIL 30,
     2006***           2005            2005         2006***
      $ 5.30          $ 5.05          $ 4.83        $ 5.74
    ----------      -----------      --------      ---------
       (0.01)          (0.01)          (0.03)        (0.00)(b)
        0.45            0.26            0.25         (0.00)(b)
    ----------      -----------      --------      ---------
        0.44            0.25            0.22         (0.00)(b)
    ----------      -----------      --------      ---------
       (0.00)(b)          --              --            --
    ----------      -----------      --------      ---------
      $ 5.74          $ 5.30          $ 5.05        $ 5.74
    ==========      ===========      ========      =========
        8.36%(d)        4.95%(d)        4.55%(d)      0.00%(d)
       (0.28%)(e)+     (0.51%)+        (0.63%)+      (0.47%)(e)+
        1.03%+          0.95%+          1.37%+        0.84%+
        1.25%+          1.32%+          3.46%+        1.46%+
          39%             29%             27%           39%
      $    4          $    2          $    2        $   10

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    19

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises nineteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Large Cap Growth Fund (the "Fund"), a diversified fund.

The Fund currently offers seven classes of shares. Class A shares, Class B shares, Class C shares, Class I shares, Class R1 shares, Class R2 shares and Class R3 shares. Distribution of Class A shares, Class B shares, Class C shares, Class I shares, Class R1 shares and Class R2 shares commenced on March 31, 2005. Distribution of Class R3 shares commenced on April 28, 2006. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are not subject to sales charge. The seven classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B and Class C shares are subject to higher distribution fee rates than Class A, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution or service fee. Class R1, Class R2 and Class R3 shares are authorized to pay to New York Life Investment Management LLC, its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R1, Class R2 or Class R3 shares, a shareholder service fee.

The Fund's investment objective is to seek long-term growth of capital.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed in good faith by Board of Trustees to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's principal market is temporarily closed at a time when under normal conditions it would be open. At April 30, 2006, the Fund did not hold securities that were valued in such manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on securities, other than short-term securities, purchased for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

 20   MainStay Large Cap Growth Fund

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (see Note 5 on page 23.)

(H) INDEMNIFICATIONS. In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. Winslow Capital Management, Inc. (the "Subadvisor"), acts as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual percentage of the Fund's average daily net assets as follows: 0.80% on assets up to $250 million, 0.75% on assets from $250 million up to $500 million, 0.725% on assets from $500 million up to $750 million, 0.70% on assets from $750 million up to $2.0 billion, 0.65% on assets from $2.0 billion up to $3.0 billion, and 0.60% on assets in excess of $3.0 billion. The Manager has also voluntarily agreed to waive a portion of its management fee so that the management fee does not exceed 0.75% on assets up to $250 million. The Manager has entered into a written expense limitation agreement, under which the Manager has agreed to reimburse the expenses of the Fund so that the total ordinary operating expenses (total annual fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed, on an annualized basis, 1.40% of the average daily net assets of the Class A shares. An equivalent reimbursement, in an equal amount of basis points, will be applied to the other share classes. The Manager, within three years of incurring such expenses, may recoup the amount of any management fee waiver or expense reimbursement from the Fund pursuant to this agreement if such recoupment does not cause the Fund to exceed existing expense limitations. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. For the six months ended April 30, 2006 the manager earned fees from the Fund in the amount of $1,560,735 and waived its fee and/or reimbursed expenses in the amount of $445,180.

As of April 30, 2006, the amounts of waived or reimbursed fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

               OCTOBER 31,
        2008                  2009               TOTAL
      $278,094              $383,194            $661,288
-------------------------------------------------------------

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and the Subadvisor, the Manager pays the Subadvisor a monthly fee at an annual rate of the average daily net assets of all Winslow-serviced investment com-

                                                    www.mainstayfunds.com     21
pany assets managed by NYLIM, including the Fund as follows: 0.40% up to $250 million, 0.35% on assets from $250 million up to $500 million, 0.30% on assets from $500 million up to $750 million, 0.25% on assets from $750 million up to $1.0 billion, and 0.20% on assets in excess of $1.0 billion.

(B) DISTRIBUTION, SERVICE AND SHAREHOLDER SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to Class A, Class B, Class C, Class R2 and Class R3 shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A and Class R2 Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A and Class R2 shares, which is an expense of the Class A and Class R2 shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund. Pursuant to the Class R3 Plan, the Distributor receives a monthly fee from the Fund at the annual rate of 0.50% of the average daily net assets of the Fund's Class R3 shares, which is an expense of the Class R3 shares of the Fund for distribution or service activities as designated by the Distributor. Class I and Class R1 shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

The Fund has adopted a shareholder services plan with respect to Class R1, Class R2 and Class R3 shares. Under the terms of this plan, Class R1, Class R2 and Class R3 shares are authorized to pay to NYLIM, its affiliates, or independent third-party providers, as compensation for services rendered, a shareholder services fee at the rate of 0.10% of the average daily net assets of the Fund's Class R1, Class R2 and Class R3 shares.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $52,479 for the six months ended April 30, 2006. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $636, $102,066 and $1,999, respectively, for the six months ended April 30, 2006.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund for the six months ended April 30, 2006, amounted to $682,946.

(E) NON-INTERESTED TRUSTEES FEES. Non-Interested Trustees are paid an annual retainer fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual retainer fee of $20,000. The Audit and Compliance Committee Chairman receives an additional $2,000 for each meeting of the Audit and Compliance Committee attended and the Chairpersons of the Brokerage and Expense Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the respective Committee meetings attended. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/ Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus, the Fund only pays a portion of the fees identified above.

(F) CAPITAL. At April 30, 2006, New York Life and its affiliates held shares of Class R1, Class R2 and Class R3 with a net asset value of $2,385, 4,249 and 9,994, respectively. This represents 100%, 56% and 100% of the Class R1, Class R2 and Class R3 shares net assets, respectively, and 0.0%, 0.0% and 0.0% of the Fund's total net assets, respectively, at April 30, 2006.

(G) OTHER. Pursuant to the Management Agreement, fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $4,360 for the six months ended April 30, 2006.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $33,207 for the six months ended April 30, 2006.

 22   MainStay Large Cap Growth Fund

NOTE 4--FEDERAL INCOME TAX:

At October 31, 2005, for federal income tax purposes, capital loss carryforwards of $168,901,948 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

           CAPITAL LOSS              AMOUNT
        AVAILABLE THROUGH           (000'S)
               2007                 $  9,625
               2008                   99,425
               2009                   53,277
               2010                    5,418
               2013                    1,157
       -------------------------------------------
                                    $168,902
       -------------------------------------------

NOTE 5--FUND SECURITIES LOANED:

As of April 30, 2006, the Fund had securities on loan with an aggregate market value of $31,035,580. The Fund received $32,026,252 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Securities purchased with collateral received are valued at amortized cost.

NOTE 6--CUSTODIAN:

Investors Bank & Trust Company is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .070% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the six months ended April 30, 2006.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended April 30, 2006, purchases and sales of securities, other than short-term securities, were $204,529 and $148,959, respectively.

NOTE 9--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                     SIX MONTHS ENDED
                                      APRIL 30, 2006*
                                CLASS A   CLASS B   CLASS C

Shares sold                     10,903     1,987      799
Shares issued in reinvestment
  of distributions                   7        14        1
-----------------------------------------------------------
                                10,910     2,001      800
-----------------------------------------------------------
Shares redeemed                 (1,947)   (8,779)    (284)
-----------------------------------------------------------
Net increase (decrease)          8,963    (6,778)     516
-----------------------------------------------------------

                                                       SIX MONTHS ENDED
                                                       APRIL 30, 2006*
                                          CLASS I   CLASS R1   CLASS R2   CLASS R3**

Shares sold                               11,108       --         --(a)        2
Shares issued in reinvestment of
  distributions                               11       --         --          --
------------------------------------------------------------------------------------
                                          11,119       --         --(a)        2
------------------------------------------------------------------------------------
Shares redeemed                           (1,143)      --         --          --
------------------------------------------------------------------------------------
Net increase                               9,976       --         --(a)        2
------------------------------------------------------------------------------------

                                       PERIOD ENDED
                                     OCTOBER 31, 2005+
                                CLASS A   CLASS B   CLASS C

Shares sold                      1,344     1,043      215
-----------------------------------------------------------
Shares redeemed                 (1,037)   (2,206)    (121)
-----------------------------------------------------------
Net increase (decrease)            307    (1,163)      94
-----------------------------------------------------------

                                                  PERIOD ENDED
                                                OCTOBER 31, 2005+
                                          CLASS I   CLASS R1   CLASS R2

Shares sold                               15,177       --         --
-----------------------------------------------------------------------
Shares redeemed                             (428)      --         --
-----------------------------------------------------------------------
Net increase                              14,749       --         --
-----------------------------------------------------------------------

                                    YEAR ENDED
                                   JUNE 30, 2005
                         CLASS A   CLASS B***   CLASS C***

Shares sold                 714         439         110
----------------------------------------------------------
Shares acquired in
  connection with the
  acquisition of
  MainStay Blue Chip
  Growth Fund (b)        11,748      32,830       1,322
----------------------------------------------------------
                         12,462      33,269       1,432
----------------------------------------------------------
Shares redeemed            (274)        (43)         (9)
----------------------------------------------------------
Net increase             12,188      33,226       1,423
----------------------------------------------------------

                                                    www.mainstayfunds.com     23

                                                        YEAR ENDED
                                                      JUNE 30, 2005
                                          CLASS I***   CLASS R1***   CLASS R2***
Shares sold                                 2,845          429           429
--------------------------------------------------------------------------------
Shares acquired in connection with the
  acquisition of MainStay Blue Chip
  Growth Fund (b)                               0            0             0
--------------------------------------------------------------------------------
                                            2,845          429           429
--------------------------------------------------------------------------------
Shares redeemed                               (13)         (15)          (15)
--------------------------------------------------------------------------------
Net increase                                2,832          414           414
--------------------------------------------------------------------------------

*    Unaudited.
**   Commenced operations on April 28, 2006.
***  Commenced operations on April 1, 2005.
+    The fund changed its fiscal year from June 30 to October 31.
(a)  Less than one thousand shares.
(b)  On June 29, 2005 and pursuant to shareholder approval, the assets of the MainStay Blue
     Chip Growth fund were acquired by the Fund.

NOTE 10--OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises have cooperated fully and completed responding to these requests. As previously reported in response to those requests for information and, as noted in the notes to the year-end 2004 and 2005 financial statements of each fund of the Trust, NYLIM had been a party to arrangements with certain registered representatives of broker-dealers relating to the level of trading by clients of those registered representatives in shares of certain funds of the Trust. All such arrangements were terminated by the fourth quarter of 2003. NYLIM and the Trustees of the Trust have reviewed the possible dilutive effects that transactions under those arrangements and certain other levels of trading by fund shareholders over the period from 1999 to 2003 may have had on the funds. As a result of this review, in December 2005, NYLIM made payments totaling $5.882 million to nine MainStay funds. No payment was made with respect to the MainStay Large Cap Growth Fund. NYLIM has reimbursed or paid all expenses relating to the Board of Trustees' review of this matter, as well as substantially all of the costs associated with the other regulatory matters described in this note.

In a separate matter, the Securities and Exchange Commission has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that fund, as well as the related guarantee disclosure to fund shareholders. Discussions have been held with the Securities and Exchange Commission concerning a possible resolution of this matter. There can be no assurance of the outcome of these efforts.

 24   MainStay Large Cap Growth Fund

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investment Management LLC ("NYLIM") uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-202-551-5850); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

SPECIAL MEETING OF SHAREHOLDERS

Pursuant to notice, a special meeting and three adjournment meetings (pertaining only to certain Funds) of the shareholders of The MainStay Funds (the "Trust") were held on March 27, April 17, May 8, and June 8, 2006, respectively, at the Parsippany, New Jersey offices of New York Life Investment Management LLC. The purpose of the meetings was to present the following proposals for shareholder consideration:

1. To elect the following individuals to the Board of Trustees of the Trust;
  - Charlynn Goins
  - Edward J. Hogan
  - Alan R. Latshaw
  - Terry L. Lierman
  - John B. McGuckian
  - Donald E. Nickelson
  - Richard S. Trutanic
  - Gary E. Wendlandt (Interested Trustee)

There are no other Trustees of the Trust.

2. To grant the Trust the approval to enter into and materially amend agreements with Subadvisors on behalf of one or more of the Funds without obtaining shareholder approval;

3. To approve the amendment of certain fundamental investment restrictions; and

4. To approve a new sub-advisory agreement between NYLIM and Winslow Capital Management, Inc. on behalf of the MainStay Large Cap Growth Fund.

No other business came before the special meetings.

Each of the proposals listed above was passed by the shareholders of the Fund as shown below.

                                                VOTES      VOTES
LARGE CAP GROWTH FUND            VOTES FOR     AGAINST   WITHHELD       TOTAL
PROPOSAL #1-ELECTION OF TRUSTEES
--------------------------------------------------------------------------------
a. Charlynn Goins               44,815,124            0  1,310,205   46,125,329
--------------------------------------------------------------------------------
b. Edward J. Hogan              44,811,309            0  1,314,019   46,125,328
--------------------------------------------------------------------------------
c. Alan R. Latshaw              44,822,473            0  1,302,855   46,125,328
--------------------------------------------------------------------------------
d. Terry L. Lierman             44,815,929            0  1,309,400   46,125,329
--------------------------------------------------------------------------------
e. John B. McGuckian            44,822,568            0  1,302,760   46,125,328
--------------------------------------------------------------------------------
f. Donald E. Nickelson          44,825,395            0  1,299,933   46,125,328
--------------------------------------------------------------------------------
g. Richard S. Trutanic          44,817,588            0  1,307,741   46,125,329
--------------------------------------------------------------------------------
h. Gary E Wendlandt             44,809,113            0  1,316,216   46,125,329
--------------------------------------------------------------------------------
PROPOSAL #2-APPROVAL TO ENTER INTO AND MATERIALLY AMEND AGREEMENTS
--------------------------------------------------------------------------------
                                36,051,932    1,950,291  1,292,127   39,294,350
--------------------------------------------------------------------------------
PROPOSAL #3-AMENDMENT TO CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------
a. Borrowing                    37,611,349      390,603  1,292,398   39,294,350
--------------------------------------------------------------------------------
b. Senior Securities            37,635,791      369,816  1,288,743   39,294,350
--------------------------------------------------------------------------------
c. Underwriting Securities      37,666,911      339,201  1,288,238   39,294,350
--------------------------------------------------------------------------------
d. Real Estate                  37,665,788      331,114  1,297,448   39,294,350
--------------------------------------------------------------------------------
e. Commodities                  37,546,032      457,891  1,290,427   39,294,350
--------------------------------------------------------------------------------
f. Making Loans                 37,634,775      372,500  1,287,075   39,294,350
--------------------------------------------------------------------------------
g. Concentration of
  Investments                   37,666,638      337,685  1,290,027   39,294,350
--------------------------------------------------------------------------------
h. Diversification              37,676,558      332,748  1,285,044   39,294,350
--------------------------------------------------------------------------------
PROPOSAL #4-TO APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN NYLIM & WINSLOW
CAPITAL MANAGEMENT, INC.
--------------------------------------------------------------------------------
                                37,684,079      335,907  1,274,364   39,294,350
--------------------------------------------------------------------------------

This resulted in approval of the proposals.

                                                    www.mainstayfunds.com     25

BOARD CONSIDERATION AND APPROVAL OF SUBADVISORY AGREEMENTS

The Board of Trustees of the Fund approved a new subadvisory agreement with the Subadvisor (the "Agreement") at a meeting held on March 16 and 17, 2006, which was needed due to a proposed change of control of the Subadvisor. In connection with the approval of the Agreement, the Board of Trustees reviewed a wide variety of information that it had requested and received from NYLIM and the Subadvisor. The Trustees' review included information that they had received in the past year in connection with their prior approval of the existing sub-advisory agreement. The Trustees also noted that they would consider the Agreement again for renewal during a meeting scheduled to be held in June 2006, at which time the Board would consider renewal of all of the management and sub-advisory agreements relating to each series of the Trust, including the Fund.

Over the past year, the Trustees requested and received information from outside data providers and information and analysis from a third party consultant. The Trustees considered various industry and regulatory trends in their deliberations. In considering approval of the Agreement, and in evaluating the fairness of the compensation to be paid by the Fund, the Trustees met as a full Board and in executive session of only the Independent Trustees to discuss the Board's consideration of the approval of the Agreement and took into account a number of factors, as discussed below.

The Trustees considered the nature, extent and quality of the services to be provided by the Subadvisor. The Board took into account that the terms of the Agreement would be substantially identical to the terms of the sub-advisory agreement that had been in effect between NYLIM and the Subadvisor since April 1, 2005. The Trustees reviewed the services provided by the Subadvisor to the Fund under that sub-advisory agreement, which have included, among other things, providing the day-to-day management of the portfolio, providing reports to NYLIM, and reviewing certain aspects of Fund filings. The Trustees considered, among other things, the Subadvisor's management, personnel, resources, operations and portfolio management capabilities. The Trustees considered the details of the proposed change of control of the Subadvisor and the impact it may have on the nature and quality of services provided to the Fund. They noted the fact that the Subadvisor had informed the Board that it did not anticipate any changes in the portfolio managers or the portfolio management team of the Fund as a result of the proposed change of control. The Board reviewed reports on the Subadvisor's brokerage practices, including with respect to best execution of portfolio trades. The Trustees noted that the Fund's assets represented a significant portion of the Subadvisor's assets under management. The Trustees considered NYLIM's supervision of the Subadvisor and its attention to the compliance program of the Subadvisor, as well as the Subadvisor's attention to its compliance program. A majority of the Trustees, including a majority of the Independent Trustees, concluded that, overall, the nature, extent and quality of the services expected to be provided by the Subadvisor under the Agreement were such that, in the context of the Board's overall review of various factors, the Agreement should be approved.

The Trustees reviewed the investment performance of the Fund over various time periods and compared that performance to that of groups of funds the Trustees concluded were comparable to the Fund. The Board's decision took account of, among other things, the Fund's favorable performance since the commencement of sub-advisory services by the Subadvisor on April 1, 2005, and noted the Subadvisor's favorable performance as manager of FMI Winslow Growth Fund, an unaffiliated fund, before it was reorganized with and into the Fund.

The Trustees considered that NYLIM proposed no change to the Subadvisor's compensation under the existing sub-advisory agreement or to NYLIM's agreement to limit the Fund's net expenses to a certain level. In reviewing economies of scale, the Trustees considered the contractual breakpoints in place for the management fee, which were intended to allow the Fund's shareholders to share in benefits from economies of scale arising from the growth of Fund assets. The Trustees reviewed information showing that the Fund's effective management fee rate had declined in accordance with the terms of the Fund's breakpoint schedule.

The Trustees considered services provided by other advisors to funds with investment objectives and policies similar to the Fund's. The Board received, among other things, comparative data on various types of fund expenses. In considering the fees paid by the Fund, the Trustees evaluated factors such as the fees and expenses borne by other registered funds in the market pursuing strategies generally similar to Fund's. The Trustees considered the Fund's current and proposed contractual and net management fees, its anticipated gross and net expense ratios, and various components of that expense ratio, in comparison to other funds in comparison groupings prepared by outside data providers using objective methodologies.

The materials and other information described above, including the information first provided in connection with the approval of the existing sub-advisory agreement, were considered by the Trustees throughout the past year during in-person and telephonic meetings with personnel of NYLIM, fund counsel, third party consultants, and independent counsel, and also were considered by the Independent Trustees meeting separately and with independent counsel. The Trustees considered these factors in light of

 26   MainStay Large Cap Growth Fund
the recent reorganization of FMI Winslow Growth Fund with and into the Fund and the separate reorganization of the Fund with the Blue Chip Growth Fund, another series of the Trust. The Trustees did not identify any particular information or any single factor that was controlling, or the particular weight any Trustee placed on any one factor for purposes of determining whether to vote in approval of the Agreement. This summary set out above describes the most important factors, but not all of the matters, considered by the Trustees considering the Agreement. On the basis of their review, a majority of the Trustees and a majority of the Independent Trustees concluded that each factor they considered, in the context of all of the other factors they considered, favored renewal of the Agreement, and it was the judgment of a majority of the Trustees and a majority of the Independent Trustees that approval of the Agreement was in the best interests of the Fund and its shareholders.

                                                    www.mainstayfunds.com     27

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, as of July 1, 2006, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the Trustees then in office will call a shareholder meeting for the election of Trustees, or
(2) his or her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

        GARY E.           Indefinite; Chairman   Chairman and Manager, New York Life               62           Chairman and
        WENDLANDT         since 2002, Chief      Investment Management LLC (including                           Director,
        10/8/50           Executive Officer      predecessor advisory organizations) and                        MainStay VP
                          (2004 to June 2006),   New York Life Investment Management                            Series Fund,
                          and Trustee since      Holdings LLC; Chief Executive Officer,                         Inc.
                          2000                   New York Life Investment Management LLC
                                                 and New York Life Investment Management
                                                 Holdings LLC (2000 to June 2006); Senior
                                                 Executive Vice President for Investment
                                                 and Finance, New York Life Insurance
                                                 Company (since July 2006); Executive
                                                 Vice President, New York Life Insurance
                                                 Company (1999 to June 2006); Executive
                                                 Vice President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC,
                                                 Madison Capital Funding LLC, and NYLCAP
                                                 Manager LLC; Manager, MacKay Shields
                                                 LLC; Executive Vice President, New York
                                                 Life Insurance and Annuity Corporation;
                                                 Chairman, and Director, MainStay VP
                                                 Series Fund, Inc. (25 portfolios); Chief
                                                 Executive Officer, MainStay VP Series
                                                 Fund, Inc. (2002 to June 2006); Chief
                                                 Executive Officer, Eclipse Funds (3
                                                 Portfolios) and Eclipse Funds Inc. (15
                                                 Portfolios) (2005 to June 2006);
                                                 Executive Vice President and Chief
                                                 Investment Officer, MassMutual Life
                                                 Insurance Company (1993 to 1999).
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        CHARLYNN GOINS    Indefinite; Trustee    Retired. Chairperson of the Board, New            19           None
        9/15/42           since 2001             York City Health and Hospital
                                                 Corporation.
        -----------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Indefinite; Trustee    Rear Admiral U.S. Navy (Retired);                 19           None
        8/17/32           since 1996             Independent Management Consultant (1997
                                                 to 2002).
        -----------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Indefinite; Trustee    Chair, Maryland Democratic Party;                 19           None
        1/4/48            since 1991             Chairman, Smartpaper Networks
                                                 Corporation (communications); Partner,
                                                 Health Ventures LLC (2001 to 2005); Vice
                                                 Chair, Employee Health Programs (1990 to
                                                 2002); Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc.
                                                 (1984 to 2001).
        -----------------------------------------------------------------------------------------------------------------------
        JOHN B.           Indefinite; Trustee    Chairman, Ulster Television Plc; Pro              19           Non-Executive
        MCGUCKIAN         since 1997             Chancellor, Queen's University (1985 to                        Director,
        11/13/39                                 2001).                                                         Allied Irish
                                                                                                                Banks Plc;
                                                                                                                Chairman and
                                                                                                                Non-Executive
                                                                                                                Director, Irish
                                                                                                                Continental
                                                                                                                Group, Plc;
                                                                                                                Chairman, AIB
                                                                                                                Group (UK) Plc;
                                                                                                                Non-Executive
                                                                                                                Director,
                                                                                                                Unidare Plc.
        -----------------------------------------------------------------------------------------------------------------------

     * A Trustee is considered to be an interested person of the Trust within the meaning of the 1940 Act because of an affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past Five Years." All Trustees not considered to be interested persons of the Trust are referred to as "Non-Interested Trustees."

 28   MainStay Large Cap Growth Fund

                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        DONALD E.         Indefinite; Trustee    Retired. Vice Chairman, Harbour Group             19           Director,
        NICKELSON         since 1994 and Lead    Industries, Inc. (leveraged buyout                             Adolor
        12/9/32           Non-Interested         firm); President, PaineWebber Group                            Corporation;
                          Trustee since 2000     (1988 to 1990).                                                Director, First
                                                                                                                Advantage
                                                                                                                Corporation.
        -----------------------------------------------------------------------------------------------------------------------

        RICHARD S.        Indefinite; Trustee    Chairman (1990 to present) and Chief              19           None
        TRUTANIC          since 1994             Executive Officer (1990 to 1999),
        2/13/52                                  Somerset Group (financial advisory
                                                 firm); Managing Director and Advisor,
                                                 The Carlyle Group (private investment
                                                 firm) (2002 to 2004); Senior Managing
                                                 Director, Groupe Arnault (private
                                                 investment firm) (1999 to 2002).
        -----------------------------------------------------------------------------------------------------------------------

        ALAN R. LATSHAW   Indefinite; Trustee    Retired. Partner, Ernst & Young LLP               19           State Farm
        3/27/51           and Audit Committee    (2002 to 2003); Partner, Arthur Andersen                       Associates
                          Financial Expert       LLP (1976 to 2002).                                            Funds Trusts (4
                          since 2006                                                                            portfolios);
                                                                                                                State Farm
                                                                                                                Mutual Fund
                                                                                                                Trust (15
                                                                                                                portfolios);
                                                                                                                State Farm
                                                                                                                Variable
                                                                                                                Product Trust
                                                                                                                (8 portfolios);
                                                                                                                Utopia Funds (4
                                                                                                                portfolios).
        -----------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES**

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General Counsel, and Secretary,
        ANSELMI           since 2003             New York Life Investment Management LLC (including
        10/19/46                                 predecessor advisory organizations) and New York Life
                                                 Investment Management Holdings LLC; Senior Vice President,
                                                 New York Life Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC; Secretary, NYLIM Service
                                                 Company LLC, NYLCAP Manager LLC, and Madison Capital Funding
                                                 LLC; Chief Legal Officer, Eclipse Funds, Eclipse Funds Inc.,
                                                 MainStay VP Series Fund, Inc., and McMorgan Funds; Managing
                                                 Director and Senior Counsel, Lehman Brothers Inc. (1998 to
                                                 1999); General Counsel and Managing Director, JP Morgan
                                                 Investment Management Inc. (1986 to 1998).
        -----------------------------------------------------------------------------------------------------

        ARPHIELA          Treasurer and          Director and Manager of Fund Accounting and Administration,
        ARIZMENDI         Principal Financial    New York Life Investment Management LLC (since 2003);
        10/26/56          and Accounting         Treasurer and Principal Financial and Accounting Officer,
                          Officer since 2005     Eclipse Funds, Eclipse Funds Inc., and McMorgan Funds (since
                                                 December 2005), and MainStay VP Series Fund, Inc. (since
                                                 March 2006); Assistant Treasurer, NYLIFE Distributors LLC;
                                                 Assistant Treasurer, The MainStay Funds, Eclipse Funds,
                                                 Eclipse Funds Inc., MainStay VP Series Fund, Inc., and
                                                 McMorgan Funds (1992 to December 2005).
        -----------------------------------------------------------------------------------------------------

        CHRISTOPHER O.    President since 2005   Executive Vice President, New York Life Investment
        BLUNT                                    Management LLC and New York Life Investment Management
        5/13/62                                  Holdings LLC (since 2004); Manager and Executive Vice
                                                 President, NYLIM Product Distribution, NYLIFE Distributors
                                                 LLC (since January 2005); Chairman, NYLIM Service Company
                                                 LLC (since March 2005); Chairman and Class C Director, New
                                                 York Life Trust Company, FSB (since 2004); Chairman, New
                                                 York Life Trust Company (since February 2005); President,
                                                 Eclipse Funds and Eclipse Funds Inc. (since 2005);
                                                 President, MainStay VP Series Fund, Inc. (since July 2006);
                                                 Chairman and Chief Executive Officer, Giving Capital, Inc.
                                                 (2001 to 2004); Chief Marketing Officer--Americas, Merrill
                                                 Lynch Investment Managers (1999 to 2001); President, Mercury
                                                 Funds Distributors (1999 to 2001).
        -----------------------------------------------------------------------------------------------------

        SCOTT T.          Vice President--       Director, New York Life Investment Management LLC (including
        HARRINGTON        Administration since   predecessor advisory organizations); Executive Vice
        2/8/59            2005                   President, New York Life Trust Company, and New York Life
                                                 Trust Company, FSB (since January 2006); Vice President--
                                                 Administration, MainStay VP Series Fund, Inc., Eclipse
                                                 Funds, and Eclipse Funds Inc. (since June 2005).
        -----------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     29

                          POSITION(S) HELD
                          WITH
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES**
        ALAN J.           Senior Vice President  Managing Director, Mutual Funds/Administration and Chief
        KIRSHENBAUM       since July 2006        Financial Officer of Retail Investments, New York Life
        6/25/71                                  Investment Management LLC (since July 2006); Senior Vice
                                                 President, Eclipse Funds, Eclipse Funds Inc., and MainStay
                                                 VP Series Fund, Inc. (since June 2006); Chief Financial
                                                 Officer, Bear Stearns Asset Management (1999 to May 2006).
        -----------------------------------------------------------------------------------------------------

        ALISON H.         Vice President--       Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           Compliance (2004 to    March 2006), and Managing Director and Chief Compliance
        12/16/65          June 2006); Senior     Officer (2003 to February 2006), New York Life Investment
                          Vice President and     Management LLC; Managing Director and Chief Compliance
                          Chief Compliance       Officer, New York Life Investment Management Holdings LLC
                          Officer since July     (2003 to present); Senior Managing Director, Compliance
                          2006                   (since March 2006) and Managing Director, Compliance (2003 to February 2006), NYLIFE Distributors LLC; Senior Vice
                                                 President and Chief Compliance Officer, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP Series Fund, Inc. (since
                                                 June 2006); Vice President--Compliance, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP Series Fund, Inc. (until
                                                 June 2006); Deputy Chief Compliance Officer, New York Life
                                                 Investment Management LLC (2002 to 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset Management (1999 to
                                                 2002).
        -----------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary since 2004   Managing Director and Associate General Counsel, New York
        MORRISON                                 Life Investment Management LLC (since 2004); Managing
        3/26/56                                  Director and Secretary, NYLIFE Distributors LLC; Secretary,
                                                 Eclipse Funds, Eclipse Funds Inc., and MainStay VP Series
                                                 Fund, Inc.; Chief Legal Officer--Mutual Funds and Vice
                                                 President and Corporate Counsel, The Prudential Insurance
                                                 Company of America (2000 to 2004).
        -----------------------------------------------------------------------------------------------------

        BRIAN A. MURDOCK  Chief Executive        Member of the Board of Managers and President (since 2004),
        3/14/56           Officer since July     and Chief Executive Officer (since July 2006), New York Life
                          2006                   Investment Management LLC and New York Life Investment
                                                 Management Holdings LLC; Senior Vice President, New York
                                                 Life Insurance Company (since 2004); Chairman of the Board and President, NYLIFE Distributors LLC (since 2004); Member of the Board of Managers, Madison Capital Funding LLC (since
                                                 2004); Member of the Board of Managers, NYLCAP Manager LLC
                                                 (since 2004); Chief Executive Officer, Eclipse Funds,
                                                 Eclipse Funds Inc. and MainStay VP Series Fund, Inc. (since
                                                 July 2006); Chief Operating Officer, Merrill Lynch
                                                 Investment Managers (2003 to 2004); Chief Investment
                                                 Officer, MLIM Europe and Asia (2001 to 2003); President of
                                                 Merrill Japan and Chairman of MLIM's Pacific Region (1999 to
                                                 2001).
        -----------------------------------------------------------------------------------------------------
        RICHARD W.        Vice President--Tax    Vice President, New York Life Insurance Company; Vice
        ZUCCARO           since 1991             President, New York Life Insurance and Annuity Corporation,
        12/12/49                                 New York Life Trust Company, FSB, NYLIFE Insurance Company
                                                 of Arizona, NYLIFE LLC, and NYLIFE Securities Inc.; Vice
                                                 President, Tax, NYLIFE Distributors LLC; Tax Vice President,
                                                 New York Life International, LLC, New York Life Trust
                                                 Company, and NYLIM Service Company LLC; Vice President--Tax,
                                                 Eclipse Funds and Eclipse Funds Inc. (since 1993), and
                                                 MainStay VP Series Fund, Inc. (since 1991).
        -----------------------------------------------------------------------------------------------------

 30   MainStay Large Cap Growth Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(2)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund(3)
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. Closed to new investors as of June 1, 2006.
4. An affiliate of New York Life Investment Management LLC.

                       Not part of the Semiannual Report

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C) 2006 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

       NYLIM-A08828          (RECYCLE LOGO)       MS229-06          MSLG10-06/06

                                   FORM N-CSR

ITEM 2.   CODE OF ETHICS.

          Not applicable.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

          Not applicable.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

          Not applicable.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS

          Not applicable.

ITEM 6.   SCHEDULE OF INVESTMENTS

          The Schedule of Investments is included as part of Item 1 of this report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

          Not applicable.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

          Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

          Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

          Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), the ("Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Registrant's principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)   Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MAINSTAY FUNDS


By:      /s/ Christopher O. Blunt
         -------------------------------------
         CHRISTOPHER O. BLUNT
         President


Date:    July 5, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By:      /s/ Christopher O. Blunt
         -------------------------------------
         CHRISTOPHER O. BLUNT
         President

Date:    July 5, 2006


By:      /s/ Arphiela Arizmendi
         -------------------------------------
         ARPHIELA ARIZMENDI
         Treasurer and Principal Financial and Accounting Officer

Date:    July 5, 2006